UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒ Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-12

Atlas Acquisition Holdings Corp.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per share price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

☒	Fee paid previously with preliminary materials: $17,953

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, of the Form or Schedule and the date of its filing.

1.	Amount Previously Paid:

2.	Form, Schedule or Registration Statement No.:

3.	Filing Party:

4.	Date Filed:

SUBJECT TO COMPLETION,

DATED JANUARY 12, 2010

ATLAS ACQUISITION HOLDINGS CORP.

c/o Hauslein & Company, Inc.

11450 SE Dixie Highway, Suite 106

Hobe Sound, Florida 33455

PROXY STATEMENT FOR SPECIAL MEETINGS OF

STOCKHOLDERS AND WARRANTHOLDERS

OF Atlas ACQUISITION HOLDINGS CORP.

Dear Atlas Acquisition Holdings Corp. Stockholders and Warrantholders:

You are cordially invited to attend a special meeting of Atlas Acquisition Holdings Corp., a Delaware corporation (“Atlas”), warrantholders at 10:00 a.m., Eastern time, and a special meeting of Atlas stockholders at 10:30 a.m., Eastern time, both on February 12, 2010, at the offices of Greenberg Traurig, LLP, MetLife Building, 200 Park Avenue, New York, New York 10166.

At the special meeting of Atlas stockholders, Atlas stockholders will be asked to consider and vote upon the following proposals:

(1)	The Pre-Closing Charter Amendment Proposal — a proposal to amend Atlas’ amended and restated certificate of incorporation (the “Charter”) to provide conversion rights to each holder of Atlas common stock issued in its initial public offering (“Public Shares”), regardless of whether such stockholder votes for or against a “Business Combination,” by removing the requirement that only holders of Public Shares that vote against a “Business Combination” may convert their Public Shares into cash (the “Pre-Closing Charter Amendment Proposal”);

(2)	The Merger Proposal — a proposal to approve the business combination (the “Merger”) of Atlas and Koosharem Corporation, a California corporation doing business as Select Staffing (“Select Staffing”), pursuant to the Agreement and Plan of Merger, dated as of December 10, 2009 (the “Merger Agreement”), among Atlas, Select Staffing and New Koosharem Corporation (the “Merger Proposal”);

(3)	The Post-Closing Charter Amendment Proposal — a proposal to approve amendments to Atlas’ Charter (the “Post-Closing Charter Amendment Proposal”), to be effective immediately after the Merger, to:

•	change the name of Atlas from “Atlas Acquisition Holdings Corp.” to “Select Staffing, Inc.”;

•	change Atlas’ limited corporate existence to perpetual;

•	remove provisions applicable to blank check companies that will no longer be applicable to Atlas after the Merger; and

•	make certain other changes that Atlas’ board of directors believes are immaterial;

(4)	The Cumulative Voting Proposal — a proposal to amend Atlas’ Charter to provide for cumulative voting in the election of Atlas’ directors;

(5)	The Director Election Proposal — a proposal to elect eight persons to serve on Atlas’ board of directors, each of whom will serve until the annual meeting of Atlas stockholders to be held in 2011 and until their successors are duly elected and qualified or until their earlier resignation or removal (the “Director Election Proposal”);

(6)	The Incentive Plan Proposal — a proposal to approve Atlas’ adoption of the 2009 Omnibus Stock Incentive Plan (the “Incentive Plan Proposal”);

1

(7)	The Stockholder Adjournment Proposal — a proposal to approve adjournment or postponement of the special meeting of stockholders to a later date or dates, if necessary, to permit further solicitation and voting of proxies (the “Stockholder Adjournment Proposal”); and

(8)	Such other procedural matters as may properly come before the special meeting of stockholders or any adjournment or postponement thereof.

Each of these proposals is more fully described in the accompanying proxy statement.

Approval of the Pre-Closing Charter Amendment Proposal requires the affirmative vote of a majority of the issued and outstanding shares of Atlas common stock.

Approval of the Merger Proposal requires the affirmative vote of a majority of the issued and outstanding Public Shares. If holders of 30% or more of the Public Shares vote against the Merger Proposal (or, if the Pre-Closing Charter Amendment Proposal is approved, vote for or against the Merger) and demand that their Public Shares be converted into a pro rata portion of the trust account in which a substantial portion of the net proceeds of Atlas’ initial public offering are held, Atlas will not, pursuant to the terms of its Charter, be permitted to consummate the Merger. See the section entitled “Special Meeting of Atlas Warrantholders and Special Meeting of Atlas Stockholders — Conversion Rights” for additional information.

Approval of the Post-Closing Charter Amendment Proposal and the Cumulative Voting Proposal requires the affirmative vote of a majority of the issued and outstanding shares of Atlas common stock.

Approval of the Director Election Proposal requires a plurality vote of the shares of Atlas common stock represented in person or by proxy and entitled to vote thereon at the special meeting of stockholders.

Approval of the Incentive Plan Proposal requires the affirmative vote of the holders of a majority of the shares of Atlas common stock represented in person or by proxy and entitled to vote thereon at the special meeting of stockholders.

Approval of the Stockholder Adjournment Proposal requires the affirmative vote of the holders of a majority of the shares of Atlas common stock represented in person or by proxy and entitled to vote thereon at the special meeting of stockholders.

At the special meeting of Atlas warrantholders, Atlas warrantholders will be asked to consider and vote upon the following proposals:

(1)	The Warrant Conversion Proposal — a proposal (the “Warrant Conversion Proposal”) to:

•

approve an amendment to the Warrant Agreement, dated as of January 30, 2008 (the “Warrant Agreement”), between Atlas and American Stock Transfer & Trust Company, to provide for the conversion of all of Atlas’ outstanding warrants into an aggregate of 1,677,000 shares of Atlas common stock; and

•

terminate the Warrant Agreement in connection with such conversion, which Atlas believes will increase its strategic opportunities and attractiveness to future investors by eliminating potential equity dilution from the warrants;

(2)	The Warrantholder Adjournment Proposal — a proposal to approve the adjournment or postponement of the special meeting of warrantholders to a later date or dates, if necessary, to permit further solicitation and voting of proxies (the “Warrantholder Adjournment Proposal”); and

(3)	Such other procedural matters as may properly come before the special meeting of warrantholders or any adjournment or postponement thereof.

Each of these proposals is more fully described in the accompanying proxy statement.

2

Approval of the Warrant Conversion Proposal requires the affirmative vote of the holders of a majority of the Atlas warrants outstanding as of the record date. Approval of the Warrantholder Adjournment Proposal requires the affirmative vote of a majority of the Atlas warrants represented in person or by proxy and entitled to vote thereon at the special meeting of warrantholders.

The warrantholders are not entitled to vote on any of the Pre-Closing Charter Amendment, the Merger, the Post-Closing Charter Amendment, the Cumulative Voting, the Director Election, the Incentive Plan, or the Stockholder Adjournment Proposals.

After careful consideration of the terms and conditions of the above proposals, Atlas’ board of directors has determined that the Merger Agreement and the transactions contemplated thereby are advisable and fair to, and in the best interests of, Atlas and its stockholders and warrantholders. Atlas’ board of directors has fixed the close of business on January 15, 2010 as the record date (the “Record Date”) for the determination of stockholders and warrantholders entitled to notice of and to vote at the special meetings of stockholders and warrantholders, respectively, and at any adjournments or postponements thereof. A complete list of stockholders and warrantholders as of the Record Date entitled to vote at the special meetings of stockholders and warrantholders will be open to the examination of any stockholder or warrantholder, respectively, for any purpose germane to the special meetings during ordinary business hours for a period of ten calendar days before the special meeting at the offices of Greenberg Traurig, LLP, MetLife Building, 200 Park Avenue, New York, New York 10166, and at the time and place of the special meetings during the duration of the special meetings of stockholders and warrantholders, respectively. A complete list of stockholders and warrantholders as of the Record Date entitled to vote at the special meetings of stockholders and warrantholders will be mailed to any stockholder or warrantholder, respectively, who makes such request in writing, within five business days after receipt of such request.

Your vote is very important. Atlas cannot consummate the Merger unless:

•	the Warrant Conversion Proposal is approved by the holders of a majority of the Atlas warrants outstanding as of the Record Date;

•

the Merger Proposal is approved by holders of a majority of the issued and outstanding Public Shares as of the Record Date and less than 30% of the Public Shares elect to convert their Public Shares into a pro rata portion of the trust account;

•	the Post-Closing Charter Amendment Proposal is adopted by holders of a majority of the issued and outstanding shares of Atlas common stock as of the Record Date; and

•	certain other conditions as set forth in the Merger Agreement are met.

Only Atlas stockholders who held Atlas common stock and Atlas warrantholders who held warrants exercisable for Atlas common stock as of the Record Date will be entitled to vote at the special meeting of stockholders or the special meeting of warrantholders, as the case may be. Whether or not you plan to attend the special meeting of stockholders or the special meeting of warrantholders, please complete, sign and date your proxy card and return it in the pre-addressed postage paid envelope provided. If your shares or warrants are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares, or if you wish to attend the special meeting of stockholders or the special meeting of warrantholders and vote in person, you must obtain a “Legal Proxy” from your broker or bank. If you do not submit your proxy or vote in person at the special meeting of stockholders or the special meeting of warrantholders, or if you hold your shares or warrants through a broker or bank and you do not instruct your broker or bank how to vote your shares or warrants or obtain a proxy from your broker or bank to vote in person at the special meeting of stockholders or the special meeting of warrantholders, it will have the same effect as a vote against certain proposals presented to the stockholders and warrantholders, as more fully described in this proxy statement.

3

Atlas’ board of directors has unanimously approved the Merger and the other transactions contemplated by the Merger Agreement and unanimously recommends: (i) that Atlas stockholders vote FOR approval of the Pre-Closing Charter Amendment Proposal, FOR approval of the Merger Proposal, FOR approval of the Post-Closing Charter Amendment Proposal, FOR approval of the Cumulative Voting Proposal, FOR the Director Election Proposal, FOR approval of the Incentive Plan Proposal and FOR approval of the Stockholder Adjournment Proposal; and (ii) that Atlas warrantholders vote FOR approval the Warrant Conversion Proposal and FOR approval of the Warrantholder Adjournment Proposal.

Thank you for your participation. We look forward to your continued support.

Sincerely,

James N. Hauslein
Chairman and Chief Executive Officer

4

IF YOU RETURN YOUR PROXY CARD(S) WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES OR WARRANTS, AS APPLICABLE, WILL BE VOTED IN FAVOR OF EACH OF THE APPLICABLE PROPOSALS. IN THAT EVENT, AN ATLAS STOCKHOLDER WILL NOT BE ELIGIBLE TO HAVE ITS SHARES CONVERTED INTO A PRO RATA PORTION OF THE TRUST ACCOUNT IN WHICH A SUBSTANTIAL PORTION OF THE NET PROCEEDS OF ATLAS’ INITIAL PUBLIC OFFERING ARE HELD. IN ORDER TO EXERCISE ITS CONVERSION RIGHTS, AN ATLAS STOCKHOLDER MUST VOTE AGAINST THE MERGER PROPOSAL (OR, IF THE PRE-CLOSING CHARTER AMENDMENT PROPOSAL IS APPROVED, VOTE FOR OR AGAINST THE MERGER PROPOSAL), SIMULTANEOUSLY DEMAND THAT ATLAS CONVERT ITS SHARES INTO CASH AND TENDER ITS STOCK TO ATLAS’ STOCK TRANSFER AGENT PRIOR TO THE SPECIAL MEETING OF ATLAS STOCKHOLDERS. AN ATLAS STOCKHOLDER MAY TENDER STOCK BY EITHER DELIVERING THE STOCK CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING THE SHARES ELECTRONICALLY THROUGH THE DEPOSITORY TRUST COMPANY DWAC SYSTEM. IF THE MERGER IS NOT COMPLETED, THEN THESE SHARES WILL NOT BE CONVERTED INTO A PRO RATA PORTION OF THE TRUST ACCOUNT. IF AN ATLAS STOCKHOLDER HOLDS THE SHARES THROUGH A BROKERAGE FIRM OR BANK, IT MUST INSTRUCT ITS BROKER OR BANK TO WITHDRAW THE SHARES FROM ITS ACCOUNT IN ORDER TO EXERCISE ITS CONVERSION RIGHTS. SEE THE SECTION ENTITLED “SPECIAL MEETING OF ATLAS WARRANTHOLDERS AND SPECIAL MEETING OF ATLAS STOCKHOLDERS — CONVERSION RIGHTS” OF THE ENCLOSED PROXY STATEMENT FOR MORE SPECIFIC INSTRUCTIONS.

5

ATLAS ACQUISITION HOLDINGS CORP.

c/o Hauslein & Company, Inc.

11450 SE Dixie Highway, Suite 106

Hobe Sound, Florida 33455

NOTICE OF SPECIAL MEETING OF WARRANTHOLDERS

OF ATLAS ACQUISITION HOLDINGS CORP.

To Be Held On February 12, 2010

To the Warrantholders of Atlas Acquisition Holdings Corp.:

NOTICE IS HEREBY GIVEN that a special meeting of warrantholders of Atlas Acquisition Holdings Corp., a Delaware corporation (“Atlas”), will be held at 10:00 a.m., Eastern time, on February 12, 2010, at the offices of Greenberg Traurig, LLP, MetLife Building, 200 Park Avenue, New York, New York 10166. You are cordially invited to attend the special meeting of warrantholders, at which warrantholders will be asked to consider and vote upon the following proposals, which are more fully described in the enclosed proxy statement:

(1)	The Warrant Conversion Proposal — a proposal (the “Warrant Conversion Proposal”) to:

•

approve an amendment to the Warrant Agreement, dated as of January 30, 2008 (the “Warrant Agreement”), between Atlas and American Stock Transfer & Trust Company, to provide for the conversion of all of Atlas’ outstanding warrants into an aggregate of 1,677,000 shares of Atlas common stock; and

•

terminate the Warrant Agreement in connection with such conversion, which Atlas believes will increase its strategic opportunities and attractiveness to future investors by eliminating potential equity dilution from the warrants;

(2)	The Warrantholder Adjournment Proposal — a proposal to approve the adjournment or postponement of the special meeting of warrantholders to a later date or dates, if necessary, to permit further solicitation and voting of proxies (the “Warrantholder Adjournment Proposal”); and

(3)	Such other procedural matters as may properly come before the special meeting of warrantholders or any adjournment or postponement thereof.

Atlas’ board of directors unanimously recommends that Atlas warrantholders vote FOR the Warrant Conversion Proposal and FOR the Warrantholder Adjournment Proposal.

These items of business are described in the enclosed proxy statement, which you are encouraged to read in its entirety before voting. Only holders of record of Atlas warrants at the close of business on January 15, 2010 (the “Record Date”) are entitled to notice of the special meeting of warrantholders, to vote, and to have their votes counted at the special meeting of warrantholders and any adjournments or postponements of the special meeting of warrantholders.

All Atlas warrantholders are cordially invited to attend the special meeting of warrantholders in person. To ensure your representation at the special meeting of warrantholders, however, you are urged to promptly submit your proxy by phone, over the Internet, or by completing, signing, dating and returning the enclosed proxy card as soon as possible in the pre-addressed postage paid envelope provided. If you are a holder of record of Atlas warrants, you may also cast your vote in person at the special meeting of warrantholders. If your warrants are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your warrants or, if you wish to attend the special meeting of warrantholders and vote in person, obtain a “Legal Proxy” from your broker or bank. If you do not submit your proxy or vote in person at the special meeting of

1

warrantholders, or if you hold your warrants through a broker or bank and you do not instruct your broker or bank how to vote your warrants or obtain a proxy from your broker or bank to vote in person at the special meeting of warrantholders, it will have the same effect as a vote against the Warrant Conversion Proposal.

Approval of the Warrant Conversion Proposal requires the affirmative vote of the holders of a majority of the Atlas warrants outstanding as of the record date. Approval of the Warrantholder Adjournment Proposal requires the affirmative vote of a majority of the Atlas warrants represented in person or by proxy and entitled to vote thereon at the special meeting of warrantholders.

A complete list of Atlas warrantholders as of the Record Date entitled to vote at the special meeting of warrantholders will be open to the examination of any warrantholder for any purpose germane to the special meeting of warrantholders for ten days before the special meeting at the offices of Greenberg Traurig, LLP, MetLife Building, 200 Park Avenue, New York, New York 10166 and at the time and place of the special meeting during the duration of the special meeting. A complete list of Atlas warrantholders as of the Record Date entitled to vote at the special meeting of warrantholders will be mailed to any warrantholder who makes such request in writing, within five business days after receipt of such request.

In connection with Atlas’ initial public offering, James N. Hauslein, Gaurav V. Burman, Sir Peter Burt, Michael T. Biddulph, Michael W. Burt and Promethean plc, purchased an aggregate of 5,800,000 warrants, and Messrs. Hauslein and Burman subsequently purchased an aggregate of approximately 1,100,000 warrants in open market purchases, for a total of approximately 6,900,000 warrants. As of the Record Date, these warrantholders owned an aggregate of approximately 27% of the outstanding warrants of Atlas. These warrantholders have agreed to vote their warrants in favor of the proposals to be presented at the special meeting of warrantholders.

Your vote is important regardless of the number of warrants you own. Whether you plan to attend the special meeting of warrantholders or not, please read the enclosed proxy statement carefully and promptly submit your proxy by phone, over the Internet, or by completing, signing, dating and returning the enclosed proxy card as soon as possible in the pre-addressed postage paid envelope provided. If your warrants are held in “street name” or are in a margin or similar account, you should contact your broker or bank to ensure that votes related to the warrants you beneficially own are properly counted. Voting via the Internet is a valid proxy voting method under the laws of the State of Delaware (Atlas’ state of incorporation).

Thank you for your participation. We look forward to your continued support.

January [ ], 2010	By Order of the Board of Directors,

James N. Hauslein
Chairman and Chief Executive Officer

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR WARRANTS WILL BE VOTED IN FAVOR OF EACH OF THE PROPOSALS. IF THE MERGER IS NOT COMPLETED AND ATLAS DOES NOT COMPLETE AN INITIAL BUSINESS COMBINATION PRIOR TO FEBRUARY 16, 2010, YOUR WARRANTS WILL EXPIRE WORTHLESS.

2

ATLAS ACQUISITION HOLDINGS CORP.

c/o Hauslein & Company, Inc.

11450 SE Dixie Highway, Suite 106

Hobe Sound, Florida 33455

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

OF ATLAS ACQUISITION HOLDINGS CORP.

To Be Held On February 12, 2010

To the Stockholders of Atlas Acquisition Holdings Corp.:

NOTICE IS HEREBY GIVEN that a special meeting of stockholders of Atlas Acquisition Holdings Corp., a Delaware corporation (“Atlas”), will be held at 10:30 a.m., Eastern time, on February 12, 2010, at the offices of Greenberg Traurig, LLP, MetLife Building, 200 Park Avenue, New York, New York 10166. You are cordially invited to attend the special meeting of stockholders, at which stockholders will be asked to consider and vote upon the following proposals, which are more fully described in the enclosed proxy statement:

(1)	The Pre-Closing Charter Amendment Proposal — a proposal to amend Atlas’ amended and restated certificate of incorporation (the “Charter”) to provide conversion rights to each holder of Atlas common stock issued in its initial public offering (“Public Shares”), regardless of whether such stockholder votes for or against a “Business Combination,” by removing the requirement that only holders of Public Shares that vote against a “Business Combination” may convert their Public Shares into cash (the “Pre-Closing Charter Amendment Proposal”);

(2)	The Merger Proposal — a proposal to approve the business combination (the “Merger”) of Atlas and Koosharem Corporation, a California corporation doing business as Select Staffing (“Select Staffing”), pursuant to the Agreement and Plan of Merger, dated as of December 10, 2009 (the “Merger Agreement”), among Atlas, Select Staffing and New Koosharem Corporation (the “Merger Proposal”);

(3)	The Post-Closing Charter Amendment Proposal — a proposal to approve amendments to Atlas’ Charter (the “Post-Closing Charter Amendment Proposal”), to be effective immediately after the Merger, to:

•	change the name of Atlas from “Atlas Acquisition Holdings Corp.” to “Select Staffing, Inc.”;

•	change Atlas’ limited corporate existence to perpetual;

•	remove provisions applicable to blank check companies that will no longer be applicable to Atlas after the Merger; and

•	make certain other changes that Atlas’ board of directors believes are immaterial;

(4)	The Cumulative Voting Proposal — a proposal to amend Atlas’ Charter to provide for cumulative voting in the election of Atlas’ directors;

(5)	The Director Election Proposal — a proposal to elect eight persons to serve on Atlas’ board of directors, each of whom will serve until the annual meeting of Atlas stockholders to be held in 2011 and until their successors are duly elected and qualified or until their earlier resignation or removal (the “Director Election Proposal”);

(6)	The Incentive Plan Proposal — a proposal to approve Atlas’ adoption of the 2009 Omnibus Stock Incentive Plan (the “Incentive Plan Proposal”);

(7)	The Stockholder Adjournment Proposal — a proposal to approve the adjournment or postponement of the special meeting of stockholders to a later date or dates, if necessary, to permit further solicitation and voting of proxies (the “Stockholder Adjournment Proposal”); and

1

(8)	Such other procedural matters as may properly come before the special meeting of stockholders or any adjournment or postponement thereof.

After careful consideration, Atlas’ board of directors has unanimously determined that the Merger Agreement and the transactions contemplated thereby are advisable and fair to, and in the best interests of, Atlas and its stockholders, and unanimously recommends that Atlas stockholders vote FOR the Pre-Closing Charter Amendment Proposal, FOR the Merger Proposal, FOR the Post-Closing Charter Amendment Proposal, FOR the Cumulative Voting Proposal, FOR the Director Election Proposal, FOR the Incentive Plan Proposal and FOR the Stockholder Adjournment Proposal.

Approval of the Pre-Closing Charter Amendment Proposal requires the affirmative vote of a majority of the issued and outstanding shares of Atlas common stock.

Approval of the Merger Proposal requires the affirmative vote of a majority of the issued and outstanding Public Shares. If holders of 30% or more of the Public Shares vote against the Merger Proposal (or, if the Pre-Closing Charter Amendment Proposal is approved, vote for or against the Merger Proposal) and demand that their Public Shares be converted into a pro rata portion of the trust account in which a substantial portion of the net proceeds of Atlas’ initial public offering are held, Atlas will not, pursuant to the terms of its Charter, be permitted to consummate the Merger. See the section entitled “Special Meeting of Atlas Warrantholders and Special Meeting of Atlas Stockholders — Conversion Rights” for additional information.

Approval of the Post-Closing Charter Amendment Proposal and the Cumulative Voting Proposal requires the affirmative vote of a majority of the issued and outstanding shares of Atlas common stock.

Approval of the Director Election Proposal requires a plurality vote of the shares of Atlas common stock represented in person or by proxy and entitled to vote thereon at the special meeting of stockholders.

Approval of the Incentive Plan Proposal requires the affirmative vote of the holders of a majority of the shares of Atlas common stock represented in person or by proxy and entitled to vote thereon at the special meeting of stockholders.

Approval of the Stockholder Adjournment Proposal requires the affirmative vote of the holders of a majority of the shares of Atlas common stock represented in person or by proxy and entitled to vote thereon at the special meeting of stockholders.

These items of business are described in the enclosed proxy statement, which you are encouraged to read in its entirety before voting. Only holders of record of Atlas common stock at the close of business on January 15, 2010 (the “Record Date”) are entitled to notice of the special meeting of stockholders, to vote, and to have their votes counted at the special meeting of stockholders, and any adjournments or postponements of the special meeting of stockholders.

All Atlas stockholders are cordially invited to attend the special meeting of stockholders in person. To ensure your representation at the special meeting of stockholders, however, you are urged to promptly submit your proxy by phone, over the Internet, or by completing, signing, dating and returning the enclosed proxy card as soon as possible in the pre-addressed postage paid envelope provided. If you are a stockholder of record of Atlas common stock, you may also cast your vote in person at the special meeting of stockholders. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares, or if you wish to attend the special meeting of stockholders and vote in person, you must obtain a “Legal Proxy” from your broker or bank. If you do not submit your proxy or vote in person at the special meeting of stockholders, or if you hold your shares through a broker or bank and you do not instruct your broker how to vote your shares or obtain a proxy from your broker or bank to vote in person at the special meeting of stockholders, it will have the same effect as a vote against the approval of the Pre-Closing Charter Amendment Proposal, the Merger Proposal, the Post-Closing Charter Amendment Proposal and the Cumulative Voting Proposal.

2

A complete list of Atlas stockholders as of the Record Date entitled to vote at the special meeting of stockholders will be open to the examination of any stockholder for any purpose germane to the special meeting of stockholders for ten days before the special meeting at the offices of Greenberg Traurig, LLP, MetLife Building, 200 Park Avenue, New York, New York 10166 and at the time and place of the special meeting during the duration of the special meeting. A complete list of Atlas stockholders as of the Record Date entitled to vote at the special meeting of stockholders will be mailed to any stockholder who makes such request in writing, within five business days after receipt of such request.

Your vote is important regardless of the number of shares you own. Whether you plan to attend the special meeting of stockholders or not, please read the enclosed proxy statement carefully and promptly submit your proxy by phone, over the Internet, or by completing, signing, dating and returning the enclosed proxy card as soon as possible in the pre-addressed postage paid envelope provided. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker or bank to ensure that votes related to the shares you beneficially own are properly counted. Voting via the Internet is a valid proxy voting method under the laws of the State of Delaware (Atlas’ state of incorporation).

Thank you for your participation. We look forward to your continued support.

January [ ], 2010	By Order of the Board of Directors,

James N. Hauslein
Chairman and Chief Executive Officer

3

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED IN FAVOR OF EACH OF THE PROPOSALS AND YOU WILL NOT BE ELIGIBLE TO HAVE YOUR SHARES CONVERTED INTO A PRO RATA PORTION OF THE TRUST ACCOUNT IN WHICH A SUBSTANTIAL PORTION OF THE NET PROCEEDS OF ATLAS’ INITIAL PUBLIC OFFERING ARE HELD. IN ORDER TO EXERCISE YOUR CONVERSION RIGHTS, YOU MUST VOTE AGAINST THE MERGER PROPOSAL (OR, IF THE PRE-CLOSING CHARTER AMENDMENT PROPOSAL IS APPROVED, VOTE FOR OR AGAINST THE MERGER PROPOSAL), SIMULTANEOUSLY DEMAND THAT ATLAS CONVERT YOUR SHARES INTO CASH AND TENDER YOUR STOCK TO ATLAS’ STOCK TRANSFER AGENT PRIOR TO THE SPECIAL MEETING OF ATLAS STOCKHOLDERS. YOU MAY TENDER YOUR STOCK BY EITHER DELIVERING YOUR STOCK CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY THROUGH THE DEPOSITORY TRUST COMPANY DWAC SYSTEM. IF THE MERGER IS NOT COMPLETED, THEN THESE SHARES WILL NOT BE CONVERTED INTO CASH. IF YOU HOLD THE SHARES THROUGH A BROKERAGE FIRM OR BANK, YOU WILL NEED TO INSTRUCT YOUR BROKER OR BANK TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR CONVERSION RIGHTS. SEE THE SECTION ENTITLED “SPECIAL MEETING OF ATLAS WARRANTHOLDERS AND SPECIAL MEETING OF ATLAS STOCKHOLDERS — CONVERSION RIGHTS” OF THE ENCLOSED PROXY STATEMENT FOR MORE SPECIFIC INSTRUCTIONS.

4

Important Notice Regarding the Availability of Proxy Materials for

Atlas Acquisition Holdings Corp.’s Special Meeting of Warrantholders and Special Meeting of Stockholders on February 12, 2010.

The Atlas Acquisition Holdings Corp. Proxy Statement is available online at

www.sec.gov.

Please do not return the enclosed paper ballot if you are

voting over the Internet or by telephone.

VOTE BY INTERNET	VOTE BY TELEPHONE

www.proxyvote.com	(800) 454-8683
24 hours a day/7 days a week	24 hours a day/7 days a week

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern time, on February 11, 2010. Have your proxy card(s) or voting instruction form(s) in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.	Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern time, on February 11, 2010. Have your proxy card(s) or voting instruction form(s) in hand when you call and then follow the instructions.

Your cooperation is appreciated since a majority of the shares of common stock must be represented, either in person or by proxy, to constitute a quorum for the conduct of business.

5

PROXY STATEMENT FOR SPECIAL MEETINGS OF

STOCKHOLDERS AND WARRANTHOLDERS

OF ATLAS ACQUISITION HOLDINGS CORP.

The board of directors of Atlas Acquisition Holdings Corp., a Delaware corporation (“Atlas”), has unanimously approved a business combination (the “Merger”) with Koosharem Corporation, a California corporation doing business as Select Staffing (“Select Staffing”), pursuant to which, among other things, a recently formed holding company for Select Staffing will merge with and into Atlas, with Atlas being the surviving corporation and Select Staffing becoming Atlas’ wholly owned subsidiary.

In connection with the Merger, Atlas is seeking the approval of the proposal to convert of all of the outstanding Atlas warrants into 1,677,000 shares of Atlas common stock, and the termination of the warrant agreement governing the warrants in connection with such conversion (the “Warrant Conversion Proposal”). The approval of the Warrant Conversion Proposal is a condition to the consummation of the Merger.

The closing of the Merger is conditioned upon the following:

•	the Warrant Conversion Proposal has been approved;

•

the Merger has been approved and the holders of less than 30% of the issued and outstanding shares of Atlas common stock issued in its initial public offering (“Public Shares”) elect to convert their Public Shares into a portion of the cash held in the trust account established in connection with Atlas’ initial public offering;

•	the Post-Closing Charter Amendment Proposal has been approved; and

•	certain other conditions as set forth in the Agreement and Plan of Merger.

Atlas’ common stock, units and warrants are currently traded on the NYSE Amex under the symbols AXG, AXG.U and AXG.WT, respectively. On January [    ], 2010, the closing prices of Atlas’ common stock, units and warrants were $[            ], $[            ] and $[            ], respectively.

Atlas is providing this proxy statement and the accompanying proxy cards to its stockholders and warrantholders in connection with the solicitation of proxies to be voted at the special meetings of Atlas stockholders and Atlas warrantholders, respectively, and at any adjournments or postponements of the special meetings. Whether or not you plan to attend the special meetings, Atlas urges you to read this material carefully. You should carefully consider the matters discussed under the heading “Risk Factors” beginning on page 28 of this proxy statement.

Neither the Securities and Exchange Commission nor any other regulatory body has approved or disapproved of these securities or passed upon the accuracy or adequacy of this proxy statement. Any representation to the contrary is a criminal offense.

Atlas consummated its initial public offering on January 30, 2008. Lazard Capital Markets LLC and Morgan Stanley & Co. Incorporated acted as the underwriters for its initial public offering. The underwriters may provide assistance to Atlas, Select Staffing and their respective directors and executive officers and, if so, will be participants in the solicitation of proxies. The underwriters in Atlas’ initial public offering were initially entitled to receive $8,955,000 in deferred underwriting discounts and commissions held in the trust account as agreed with Atlas in connection with its initial public offering. The underwriters have agreed to reduce their deferred underwriting discounts and commissions to 4.4775% of the amount of funds held in the trust account established in connection with Atlas’ initial public offering, reduced by the aggregate amounts paid to holders of Public Shares who elect to convert their shares into a pro rata portion of the trust account, as well as all amounts paid by Atlas to secure stockholder approval of the Merger Proposal (subject to further reduction of up to $1,250,000 to

1

the extent we pay fees to Deutsche Bank for assistance in connection with the Merger). The reduced deferred underwriting discounts and commissions will be paid upon consummation of the Merger. If the Merger is not consummated and Atlas is required to be liquidated, the underwriters will not receive any of such deferred discounts and commissions. Stockholders are advised that the underwriters therefore have a financial interest in the successful outcome of the proxy solicitation.

This proxy statement is dated January [    ], 2010 and is first being mailed to Atlas stockholders and Atlas warrantholders on or about January [    ], 2010.

2

i

ANNEXES

QUESTIONS AND ANSWERS ABOUT THE MEETINGS

The following questions and answers briefly address some commonly asked questions about the proposals to be presented at the special meeting of warrantholders and the special meeting of stockholders, including the proposed merger transaction. The following questions and answers may not include all the information that is important to warrantholders and stockholders of our company. We urge warrantholders and stockholders to read carefully this entire proxy statement, including the annexes and the other documents referred to herein.

Unless the context requires otherwise, in this proxy statement (i) “Atlas,” “we,” “us” or “our” refers to Atlas Acquisition Holdings Corp.; (ii) “Koosharem” refers to Koosharem Corporation and its subsidiaries; (iii) “Select Staffing” refers to Koosharem Corporation and its subsidiaries prior to the consummation of the Merger and thereafter refers to our company and Koosharem Corporation and its subsidiaries as a combined company subsequent to consummation of the Merger; and (iv) “franchise agents” refers to Select Staffing’s franchisees and licensees in their roles as limited agents of Select Staffing in recruiting job applicants, soliciting job orders, filling those orders, and assisting with collection matters upon request, but otherwise refers to Select Staffing’s franchisees and licensees in their roles as independent contractors of Select Staffing.

Q.	Why am I receiving this proxy statement?

A.    We have entered into an Agreement and Plan of Merger with Select Staffing, referred to as the Merger Agreement, pursuant to which, among other things, a recently formed holding company for Select Staffing will merge with and into our company, and Select Staffing will become our wholly owned subsidiary. A copy of the Merger Agreement is attached to this proxy statement as Annex A. You are encouraged to read this proxy statement, including all of the annexes hereto, in its entirety.

Warrantholders are being asked to consider and vote upon a proposal to approve (i) an amendment to the warrant agreement governing our warrants to provide for the conversion of all of our outstanding warrants, including the warrants purchased by certain of our founders at the time of our initial public offering, referred to as the insider warrants, for 1,677,000 shares of our common stock, and (ii) the termination of the warrant agreement. This proposal is referred to as the Warrant Conversion Proposal.

Stockholders are being asked to consider and vote upon a proposal to approve the Merger Agreement and the transactions contemplated thereby, including, among other things, the merger of a holding company for Select Staffing with and into our company, pursuant to which we will be the surviving company and Select Staffing will become our wholly owned subsidiary. These transactions are collectively referred to herein as the Merger, and the proposal is referred to as the Merger Proposal.

Upon the closing of the transactions contemplated by the Merger Agreement, we will issue to Select Staffing’s shareholders an aggregate of 24,723,000 shares of our common stock. Depending on the level of Select Staffing debt immediately prior to the Merger, Select Staffing’s current shareholders are expected to own between approximately 40% and 45% of our outstanding stock immediately after the Merger. In addition, Select Staffing’s current executive officers will become our executive officers. Select Staffing’s shareholders will also be entitled to receive up to 6.0 million additional shares of our common stock based on the EBITDA of our combined company during the fiscal year ending December 26, 2010 (with 2.0 million of such shares being automatically issued if our stock price exceeds $15.00 during the period specified in the Merger Agreement).

Our board of directors believes that stockholders will benefit from the Merger and, in order to increase our ability to receive the required approval of the Merger, is proposing an amendment to our charter to remove the requirement that only holders of Public Shares that vote against the Merger may convert their shares into a pro rata portion of our trust account. This proposal is referred to as the Pre-Closing Charter Amendment Proposal.

Stockholders are also being asked to consider and approve certain other amendments to our charter, to be effective immediately following the consummation of the Merger. Specifically, our stockholders are being asked to consider and vote on a proposal to approve amendments to:

•	change our corporate name from “Atlas Acquisition Holdings Corp.” to “Select Staffing, Inc.;”

•	change our limited corporate existence to perpetual;

•	remove provisions applicable to blank check companies that will no longer be applicable to us after the Merger; and

•	make certain other changes that our board of directors believes are immaterial. This proposal is referred to as the Post-Closing Charter Amendment Proposal.

The closing of the Merger is conditioned upon the following:

•	the Warrant Conversion Proposal has been approved;

•

the Merger Proposal has been approved and the holders of less than 30% of the issued and outstanding shares of our common stock issued in our initial public offering, which we refer to as Public Shares, elect to convert their shares into a portion of the cash held in the trust account established in connection with our initial public offering, which we refer to as our trust account;

•	the Post-Closing Charter Amendment Proposal has been approved; and

•	certain other conditions as set forth in the Merger Agreement.

Stockholders are also being asked to consider and approve an amendment to our charter, to be effective immediately following the consummation of the Merger, which will provide for cumulative voting in the election of our directors. This proposal is referred to as the Cumulative Voting Proposal.

Stockholders are also being asked to elect eight persons to our board of directors, each of whom will serve until our annual meeting of stockholders to be held in 2011 and until their respective successors are duly elected and qualified or until their earlier resignation or removal. This proposal is referred to as the Director Election Proposal.

Stockholders are also being asked to approve our adoption of the 2009 Omnibus Stock Incentive Plan, which we refer to as the Incentive Plan. This proposal is referred to as the Incentive Plan Proposal.

The approval of the Warrant Conversion Proposal by our warrantholders and the approval of the Merger Proposal and the Post-Closing Charter Amendment Proposal by our stockholders are preconditions to the consummation of the Merger. If the Merger Proposal is not approved, the Post-Closing Charter Amendment Proposal, the Cumulative Voting Proposal, the Director Election Proposal and the Incentive Plan Proposal will not be presented to our stockholders for a vote.

This proxy statement contains important information about the proposed Merger and the other matters to be acted upon at the special meeting of warrantholders and the special meeting of stockholders. You should read it in its entirety carefully.

Your vote is important. You are encouraged to submit your proxy by phone, over the Internet, or mail as soon as possible after carefully reviewing this proxy statement and its annexes.

Q.	How will Atlas’ directors and officers vote?

A.    In connection with the vote required for any business combination, all of our founders, including all of our officers and directors, have agreed to vote their 5,000,000 shares of our common stock acquired in a private placement prior to our initial public offering, which we refer to as their initial shares, with respect to the Merger Proposal in accordance with the majority of the votes cast by the holders of Public Shares on that proposal (the vote of their initial shares will have no effect on the Merger Proposal because approval of that proposal requires the affirmative vote of a majority of our Public Shares). These initial shares represent 20% of our outstanding common stock. Our founders have not purchased any Public Shares.

Q.	What happens if I vote against the Merger Proposal?

A.    If you are a holder of Public Shares and you vote against the Merger Proposal (or, if the Pre-Closing Charter Amendment Proposal is approved, vote for or against the Merger), you have the right to demand that we convert your shares into a pro rata portion of our trust account in which a substantial portion of the net proceeds of our initial public offering are held. These rights to demand conversion of the Public Shares into a pro rata portion of our trust account are sometimes referred to herein as conversion rights. If holders of 30% or more of the Public Shares vote against the Merger Proposal (or, if the Pre-Closing Charter Amendment Proposal is approved, vote for or against the Merger) and properly demand conversion, then we will not consummate the Merger, and Public Shares will not be converted into a pro rata portion of our trust account. If the Merger is not consummated and we do not consummate a business combination by February 16, 2010, we will be required to dissolve and liquidate our trust account and distribute the proceeds to holders of Public Shares.

Q.	How do I exercise my conversion rights?

A.    If you are a holder of Public Shares and wish to exercise your conversion rights, you must (i) vote against the Merger Proposal (or, if the Pre-Closing Charter Amendment Proposal is approved, vote for or against the Merger Proposal); (ii) at the same time, demand that we convert your shares into a pro rata portion of our trust account; and (iii) deliver your stock to our transfer agent physically or electronically through the Depository Trust Company, or DTC, DWAC System, prior to the special meeting of stockholders. Your vote on any proposal other than the Pre-Closing Charter Amendment Proposal and the Merger Proposal will have no impact on your conversion rights. The Merger must be approved and completed for us to convert your shares into a pro rata portion of our trust account.

You may exercise your conversion rights either by checking the box on the proxy card or by submitting your request in writing to American Stock Transfer & Trust Company, our transfer agent, at the address listed in this proxy statement. If you (i) initially vote for the Merger Proposal but then wish to vote against it and exercise your conversion rights, or (ii) initially vote against the Merger Proposal (or, if the Pre-Closing Charter Amendment Proposal is approved, vote for or against the Merger Proposal) and wish to exercise your conversion rights but do not check the box on the proxy card providing for the exercise of your conversion rights or do not send a written request to us to exercise your conversion rights or (iii) initially vote against the Merger Proposal but later wish to vote for it, you may request that we send you another proxy card on which you may indicate your intended vote. You may make such request by contacting our proxy solicitor at the phone number or address listed in this proxy statement.

Any request for conversion, once made, may be withdrawn at any time until the vote taken with respect to the Merger Proposal at the special meeting of stockholders. If you delivered your shares for conversion to our transfer agent and decide prior to the special meeting of stockholders not to exercise your conversion rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed in this proxy statement.

Any corrected or changed proxy card must be received by our proxy solicitor prior to the vote on the Merger Proposal. A stockholder may demand conversion rights by voting in person at the special meeting of stockholders. No demand for conversion will be honored unless the holder’s common stock has been delivered (either physically or electronically) to the transfer agent prior to the special meeting of stockholders. There is a nominal cost associated with tendering shares to the transfer agent and certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $25 and it would be up to the broker whether or not to pass this cost on to the converting holder. For additional information regarding conversion rights, please see page 51 of the prospectus relating to our initial public offering.

Q.	Do I have appraisal rights if I object to the proposed Merger?

A.    No. Neither our stockholders nor warrantholders have appraisal rights in connection with the Merger.

Q.	When is the Merger expected to be completed?

A.    It is currently anticipated that the Merger will be consummated promptly following the special meeting of warrantholders and special meeting of stockholders to be held on February 12, 2010, provided that all other conditions to the consummation of the Merger have been satisfied or waived. We currently expect that the conditions will be satisfied in mid-February 2010.

For a description of the conditions to the completion of the Merger, see the section entitled “Proposals to be Considered by Atlas Stockholders — The Merger Agreement — Conditions to the Completion of the Merger.”

Q.	What do I need to do now?

A.    You are urged to read carefully and consider the information contained in this proxy statement, including the annexes, and to consider how the Merger and other stockholder meeting proposals will affect you as a stockholder or how the Warrant Conversion Proposal will affect you as a warrantholder, as the case may be. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares or warrants through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q.	How do I vote?

A.    If you were a holder of record of our common stock or warrants on January 15, 2010, the record date for the special meeting of warrantholders and the special meeting of stockholders, you may vote with respect to the applicable proposals in person at the special meeting of warrantholders or the special meeting of stockholders, as the case may be, or by submitting a proxy. You may submit your proxy by phone, over the Internet or by completing, signing, dating and returning the enclosed stockholder and/or warrantholder proxy card(s) in the accompanying pre-addressed postage paid envelope provided. If you hold your shares or warrants in “street name,” which means your shares or warrants are held of record by a broker, bank or other nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares or warrants, as the case may be, that you beneficially own are properly counted. In this regard, you must provide the record holder of your shares or warrants with instructions on how to vote your shares or warrants or, if you wish to attend the special meeting of warrantholders or the special meeting of stockholders and vote in person, obtain a proxy from your broker, bank or nominee.

Q.	What will happen if I sign and return my proxy card(s) without indicating how I wish to vote?

A.    Signed and dated proxies received by us without an indication of how the stockholder intends to vote on a proposal will be voted in favor of each proposal presented to the stockholders. Signed and dated proxies received by us without an indication of how the warrantholder intends to vote on a proposal will be counted as a vote in favor of each proposal presented to warrantholders.

Stockholders will not be entitled to exercise their conversion rights if such stockholders return proxy card(s) to us without an indication of how they desire to vote with respect to the Merger Proposal or, for stockholders holding their shares in “street name,” if such stockholders fail to provide voting instructions to their banks, brokers or other nominees.

Q.	If I am not going to attend the special meeting of warrantholders or special meeting of stockholders in person, should I return my proxy card instead?

A.    Yes. Whether or not you plan to attend the special meeting of warrantholders or the special meeting of stockholders, after carefully reading and considering the information contained in this proxy statement and the annexes hereto, please promptly submit your proxy by phone, over the Internet, or by completing, signing, dating and returning your proxy card(s) in the pre-addressed postage paid envelope provided herewith as soon as possible, so your shares or warrants, as the case may be, may be represented at the special meeting of warrantholders or the special meeting of stockholders.

Q.	If my shares or warrants are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A.    No. Under the rules of various national and regional securities exchanges, your broker, bank or nominee cannot vote your shares or warrants with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee. We believe the proposals presented to the stockholders and to the warrantholders will be considered nondiscretionary and therefore your broker, bank or nominee cannot vote your shares or warrants without your instruction. If you do not provide instructions with your proxy, your bank, broker or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares; this indication that a bank, broker or nominee is not voting your shares is referred to as a “broker non-vote.” Broker non-votes will be counted for the purpose of determining the existence of a quorum, but will not count for purposes of determining the number of votes cast at the special meeting of warrantholders or special meeting of stockholders. Your bank, broker or other nominee can vote your shares or warrants only if you provide instructions on how to vote. You should instruct your broker to vote your shares or warrants in accordance with directions you provide.

Q.	May I change my vote after I have mailed my signed proxy card?

A.    Yes. You may change your vote by (i) sending a later-dated, signed proxy card to our proxy solicitor at the address listed in this proxy statement so that it is received by us prior to the vote at the special meeting of stockholders or special meeting of warrantholders, or (ii) attending the special meeting of stockholders or the special meeting of warrantholders, as applicable, in person and vote. You also may revoke your proxy by sending a notice of revocation to our proxy solicitor, which must be received by our proxy solicitor prior to the vote at the special meeting of stockholders or special meeting of warrantholders.

Q.	What should I do if I receive more than one set of voting materials?

A.    You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares or warrants in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares or warrants. If you are a holder of record and your shares or warrants are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive (either by phone, Internet or mail) in order to cast your vote with respect to all of your shares and warrants.

Q.	Who can help answer my questions?

A.    If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact our proxy solicitor, at:

Karen Smith

Advantage Proxy

24925 13th Place South

Des Moines, Washington 98198

Toll Free Telephone: (877) 870-8565

To obtain timely delivery, stockholders or warrantholders must request the materials no later than February 5, 2010.

You may also obtain additional information about our company from documents filed with the Securities and Exchange Commission, or the SEC, by following the instructions in the section entitled “Where You Can Find More Information.”

If you intend to vote against the Merger Proposal (or, if the Pre-Closing Charter Amendment Proposal is approved, vote for or against the Merger Proposal) and seek conversion of your Public Shares, you will need to deliver your stock (either physically or electronically) to our transfer agent prior to the special meeting of stockholders. If you have questions regarding the certification of your position or delivery of your stock, please contact:

Felix Orihuela

American Stock Transfer & Trust Company

59 Maiden Lane

Plaza Level

New York, NY 10038

Telephone: (212) 936-5100

Facsimile: (718) 236-4588

SUMMARY OF THE PROXY STATEMENT

This summary highlights selected information from this proxy statement and may not contain all of the information that is important to you. To better understand the Merger and the proposals to be considered at the special meetings, you should read this entire proxy statement carefully, including the annexes. See also the section entitled “Where You Can Find More Information.”

The Warrant Conversion Proposal

We propose to seek (i) the conversion of each of our outstanding warrants into .065 shares of our common stock, or an aggregate of 1,677,000 shares of our common stock; and (ii) to terminate the warrant agreement governing the warrants in connection with such conversion. Approval of the Warrant Conversion Proposal is a condition to the consummation of the Merger.

There are currently 20,000,000 of our warrants outstanding that were issued in our initial public offering. In addition, in connection with our initial public offering, James N. Hauslein, Gaurav V. Burman, Sir Peter Burt, Michael T. Biddulph, Michael W. Burt and Promethean plc, purchased an aggregate of 5,800,000 insider warrants. Messrs. Hauslein and Burman subsequently purchased an aggregate of 1,100,000 warrants in open market purchases, for a total of 6,900,000 warrants. As of the record date, these warrantholders owned an aggregate of approximately 27% of our outstanding warrants. These warrantholders have agreed to vote their warrants in favor of the Warrant Conversion Proposal.

Each warrant entitles the holder to purchase one share of our common stock (or an aggregate of 25,800,000 shares of our common stock based on the 25,800,000 warrants currently outstanding) at a price of $7.00 per share, subject to adjustment, at any time commencing on the completion of a business combination. However, the warrants will be exercisable only if a registration statement relating to the common stock issuable upon exercise of the warrants is effective and current. The warrants will expire on January 23, 2012 at 5:00 p.m., New York City time, or earlier upon redemption. The insider warrants are identical to the warrants issued in our initial public offering except that the insider warrants (i) may be exercised whether or not a registration statement relating to the common stock issuable upon exercise of the warrants is effective and current, and (ii) will not be redeemable by us so long as they are still held by the purchasers.

The conversion ratio per warrant of .065 shares of our common stock was determined based on arm’s length negotiations with Select Staffing, which desired to reduce the potential equity dilution from the warrants and to increase our strategic opportunities and attractiveness to future investors going forward.

In the event the Warrant Conversion Proposal and the Merger Proposal are approved, we would enter into an amendment to the warrant agreement, the form of which is attached to this proxy statement as Annex E. As set forth in such amendment, effective upon consummation of the Merger all of our warrants would be automatically converted into shares of our common stock and be retired and will cease to be outstanding. You are encouraged to read the amendment in its entirety.

When you consider the recommendation of our board of directors in favor of approval of the Warrant Conversion Proposal, you should keep in mind that the Warrant Conversion Proposal is a condition to the consummation of the Merger and our directors and officers have interests in the Merger that are different from, or in addition to, your interests as a warrantholder. See the section entitled “Proposals to be Considered by Atlas Stockholders — The Merger Proposal — Certain Interests of Related Parties in the Merger.”

See the section entitled “Proposals to be Considered by Atlas Warrantholders — The Warrant Conversion Proposal” for additional information about the Warrant Conversion Proposal and for a more detailed discussion of the material terms of our warrants.

Our warrantholders will not be entitled to vote on the proposals presented to our stockholders in this proxy statement, and do not have conversion rights with respect to the warrants they hold. If the Merger is not consummated and if we do not consummate an initial business combination by February  16, 2010, we will be required to dissolve and liquidate, and all of our warrants will expire worthless.

The Warrantholder Adjournment Proposal

If, based on the tabulated vote, there are not sufficient votes at the time of the special meeting of warrantholders to approve the Warrant Conversion Proposal, the Warrantholder Adjournment Proposal allows our board of directors to adjourn or postpone the special meeting of warrantholders to a later date or dates, if necessary, to permit further solicitation and voting of proxies to approve the Warrant Conversion Proposal. See the section entitled “Proposals to be Considered by Atlas Warrantholders — The Warrantholder Adjournment Proposal” for additional information about the Warrantholder Adjournment Proposal.

The Pre-Closing Charter Amendment Proposal

Our board of directors believes that stockholders will benefit from the Merger and, in order to increase our ability to receive the required approval of the Merger, is proposing an amendment to our charter to remove the requirement that only holders of Public Shares that vote against the Merger may convert their shares into a pro rata portion of our trust account. This proposal is referred to as the Pre-Closing Charter Amendment Proposal.

You should be aware that because our initial public offering prospectus did not disclose that we may seek to amend our charter to extend conversion rights to holders of Public Shares who vote in favor of a “Business Combination,” each purchaser of securities in our initial public offering may have securities law claims against us for rescission or damages.

See the section entitled “Proposals to be Considered by Atlas Stockholders — The Pre-Closing Charter Amendment Proposal” for additional information about the Pre-Closing Charter Amendment Proposal.

The Merger Proposal

The Parties

Atlas

We are a Delaware blank check company, or a SPAC (special purpose acquisition company), formed for the purpose of effecting a merger, capital stock exchange, asset acquisition or other similar business combination with an operating business, which we refer to as our business combination.

If we are unable to complete the Merger by February 16, 2010, our corporate existence will automatically terminate in accordance with our current charter, we will dissolve and liquidate and promptly distribute to holders of our Public Shares funds held in our trust account. In the event of our liquidation, our warrants will expire worthless.

Our common stock, units and warrants are currently listed on the NYSE Amex under the symbols AXG, AXG.U and AXG.WT, respectively. We intend to seek to list our common stock on the New York Stock Exchange effective upon the consummation of the Merger.

The mailing address of our principal executive office is c/o Hauslein & Company, 11450 SE Dixie Highway, Suite 106, Hobe Sound, Florida 33455 and our telephone number is (772) 545-9042.

Select Staffing

Select Staffing is a leading national provider of temporary staffing services in the United States. Through a network of company-owned and franchise agent offices, Select Staffing offers a wide range of temporary staffing solutions for over 200 job classifications across a range of service categories including light industrial, clerical/administrative, accounting, financial services, information technology, manufacturing, transportation, human resources, and sales and marketing. Select Staffing provides its services in 45 states through 355 offices, of which 202 are company-owned and 153 are franchise agent offices. During its fiscal year ended December 28, 2008, Select Staffing placed approximately 250,000 temporary employees and provided staffing services to over 20,000 customers, none of which accounted for more than 4% of Select Staffing’s revenues.

Select Staffing has rapidly expanded its U.S. market share during the past several years through numerous acquisitions and the efforts of its strong national, regional and local sales teams. Select Staffing’s revenues have grown during the last four years at a compounded annual rate of nearly 36%, from $411 million in 2004 to over $1.4 billion in 2008. The weakened state of the economy has caused Select Staffing to experience a recent decline in revenues. Total Select Staffing revenues decreased to $1.09 billion for the interim period ended October 4, 2009 from $1.12 billion for the interim period ended October 5, 2008. Management estimates that Select Staffing’s organic or non-acquired temporary staffing revenues declined 19.9% during this period, which was partially offset by the effects of the acquisitions of East-West Staffing, LLC in December 2008 and Westaff, Inc. in March 2009. Select Staffing incurred net losses of $7.39 million for the interim period ended October 4, 2009, $16.09 million for the fiscal year ended December 28, 2008, and $17.93 million for the fiscal year ended December 30, 2007. As of October 4, 2009, Select Staffing had total long-term debt of $509.71 million and total shareholders’ deficit of $142.65 million.

One of Select Staffing’s strategies is to operate larger branch offices in contiguous geographic areas. This attracts a substantial inventory of qualified temporary employees with the skills and experience necessary to meet the staffing requirements of Select Staffing’s customer base, which in turn drives more demand for Select Staffing’s services and greater operating leverage in the local markets in which it serves. Other key Select Staffing business strategies include

•	its emphasis on building a diverse customer base,

•	its best practices risk management policies and programs, which are primarily designed to lower its workers’ compensation claims and expenses and thereby increase gross margin,

•	its aggressive pursuit of acquisitions to augment organic growth and build market share, and

•	its experienced and longstanding management team.

Koosharem Corporation was incorporated in California in 1989. In 2000, Koosharem purchased the stock of Select Temporaries Inc., founded in Santa Barbara, California in 1985, and began doing business as “Select Staffing.”

Select Staffing’s executive offices are located at 3820 State Street, Santa Barbara, CA 93105, and its telephone number is (800) 688-6162.

New Koosharem Corporation

Koosharem Corporation recently formed New Koosharem Corporation, a California corporation, as part of a series of preliminary transactions that will take place prior to the consummation of the Merger. As a result of these preliminary transactions, Koosharem Corporation will become a wholly owned subsidiary of New Koosharem Corporation and the current shareholders of Koosharem Corporation will become shareholders of New Koosharem Corporation. New Koosharem Corporation will be merged with and into Atlas pursuant to the Merger, the separate existence of New Koosharem Corporation will terminate, and Koosharem Corporation will become a limited liability company and a wholly owned Atlas subsidiary.

The Merger

Pursuant to the terms of the Merger Agreement, a recently formed holding company for Select Staffing will be merged with and into our company, with our company surviving the Merger and Select Staffing becoming our wholly owned subsidiary. As a result of the preliminary transactions described elsewhere in this proxy statement, all of the outstanding stock of New Koosharem Corporation, including shares of stock issued upon exercise of Select Staffing options, will be automatically converted into the right to receive an aggregate of 24,723,000 shares of our common stock. In addition, Select Staffing’s current executive officers will become our executive officers. Select Staffing’s shareholders will also be entitled to receive up to 6.0 million additional shares of our common stock as follows:

•

We will issue 2.0 million shares to Select Staffing shareholders if the last sales price of our common stock equals or exceeds $15.00 per share (as adjusted for any stock splits) for any 20 trading days within any 30-trading-day period ending 45 days after we file our annual report on Form 10-K with respect to the fiscal year ending December 26, 2010.

•

If we issue the 2.0 million shares (because our stock price is at least $15.00 during the specified period), we will issue up to 4.0 million additional shares if the fiscal 2010 EBITDA of our combined company (with certain add backs, including for expenses incurred in connection with the Merger) exceeds $98.0 million, at the rate of one additional share for each $3.75 of EBITDA over a $98.0 million threshold.

•

If we do not issue the 2.0 million shares (because our stock price is not at least $15.00 during the specified period), we will issue up to 6.0 million shares if the fiscal 2010 EBITDA of our combined company (with certain add backs, including for expenses incurred in connection with the Merger) exceeds $98.0 million, at the rate of one additional share for each $2.50 of EBITDA over a $98.0 million threshold.

Based upon the closing price of $[            ] on the NYSE Amex on January 15, 2010, the record date, the 24,723,000 shares of common stock to be issued in the Merger will have an aggregate value of approximately $[            ] million, and the 6.0 million additional shares that may be issued based on the EBITDA of our combined company and/or our stock price will have an aggregate value of approximately $[            ] million.

The parties to the Merger Agreement intend to consummate the Merger as promptly as practicable after the special meeting of warrantholders and the special meeting of stockholders, provided that:

•	our stockholders have approved the Merger Agreement and the transactions contemplated thereby, including the Merger;

•

holders of less than 30% of our Public Shares have voted against the Merger Proposal (or, if the Pre-Closing Charter Amendment Proposal is approved, voted for or against the Merger Proposal) and demanded conversion of their shares into cash;

•	the Warrant Conversion Proposal has been approved;

•	the Post-Closing Charter Amendment Proposal has been approved;

•

the transactions contemplated by Select Staffing’s December 2009 amendments to its first and second lien credit facilities, including the contemplated retirement of substantially all of Select Staffing’s second lien term debt as described below, have been consummated;

•

Select Staffing is reasonably satisfied that we will have at least $185.0 million available to prepay Select Staffing indebtedness and for working capital (which minimum will be decreased by approximately $10.00 for each Public Share that is converted into a pro rata portion of our trust account and each Public Share acquired or to be acquired as part of our efforts to secure stockholder approval of the Merger); and

•

the other conditions specified in the Merger Agreement have been satisfied or waived, including the receipt of historical and pro forma financial statements that we will be required to file with the SEC following the Merger.

We currently expect that the conditions specified in the Merger Agreement will be satisfied in mid-February 2010.

For more information, see the section entitled “Proposals to be Considered by Atlas Stockholders — The Merger Agreement.” The Merger Agreement is included as Annex A to this proxy statement. You are encouraged to read the Merger Agreement in its entirety.

If the Merger is consummated, the funds held in our trust account will be released

•	to pay our stockholders who properly exercise their conversion rights (which may require payments of up to approximately $60 million);

•

to pay the deferred underwriting discounts and commissions from our initial public offering, as well as the investment banking fees of Deutsche Bank (which in aggregate will total between approximately $6.3 million and $9.0 million, depending on the extent to which our stockholders properly elect to convert their Public Shares into a pro rata portion of our trust account);

•	to pay our transaction fees and expenses and other accrued liabilities (which are currently estimated to total between $4 million and $6 million); and

•	to repay certain outstanding Select Staffing indebtedness and provide working capital for our combined company (currently estimated to total between $125 million and $185 million).

If the Merger is not completed by February 16, 2010, our corporate existence will automatically terminate in accordance with our charter and we will thereafter dissolve and liquidate. In any liquidation of our company, the funds deposited in our trust account, plus any interest earned thereon, less reserves for and claims requiring payment from our trust account by creditors who have not waived their rights against our trust account, if any, will be distributed pro rata to the holders of Public Shares.

Prepayment of Select Staffing Debt

In connection with the Merger, in December 2009 Select Staffing entered into amendments with its first lien lenders and second lien lenders to permit consummation of the Merger and make other changes to Select Staffing’s credit facilities as described in the section entitled “Select Staffing Management’s Discussion and Analysis of Financial Condition and Results of Operations — Recent Developments.” Pursuant to these amendments, upon consummation of the Merger, Select Staffing will retire substantially all of its second lien debt. Select Staffing’s obligations to each second lien lender that consents to the amendment will be deemed to be repaid and satisfied in full in exchange for (i) its ratable share of $25 million in cash (the “Cash Portion”), (ii) shares of our newly authorized Series A preferred stock in an amount equal in value (calculated at a value of $10 per share) to the sum of (x) 103% of the amount of its outstanding second lien term loans minus (y) the Cash Portion received by it, and (iii) payment in cash of all accrued and unpaid interest on its outstanding second lien loans.

As of October 4, 2009, the outstanding principal amount of the second lien term loan was $100 million. Prior to the December 2009 amendment, the entire principal balance of the second lien term loan was due at maturity on December 31, 2014. As a result of the amendment, which in December 2009 was agreed to by the holders of 92% of the outstanding second lien debt, an aggregate of $25 million in cash and an aggregate of 7.8 million shares (subject to reduction to the extent less than all holders of second lien loans consent to the amendment) of our newly authorized Series A preferred stock will be exchanged for second lien loans upon the consummation of the Merger.

The Series A preferred stock to be issued to Select Staffing’s second lien lenders will be convertible at the election of the holders thereof into shares of our common stock on a share-for-share basis and will in all material respects have economic rights identical to our common stock. The Series A preferred stock will be non-voting except that it will vote with our common stock as a single class on the election of directors (on a cumulative basis if the Cumulative Voting Proposal is approved). It will also vote with our common stock on amendments to our charter, our liquidation and certain other matters submitted to our stockholders for approval. Based upon the closing price for our common stock of $[            ] on the NYSE Amex on January 15, 2010, the record date, the 7.8 million shares of Series A preferred stock would have an aggregate value of approximately $[            ] million. If all 7.8 million shares of Series A preferred stock were converted into shares of our common stock, and assuming that stockholders holding 5,999,999 shares of our common stock properly demand conversion of their Public Shares into a pro rata portion of our trust account, Select Staffing’s second lien lenders would own approximately 14.9% of our outstanding common stock immediately after the Merger.

Following the Merger, the amendment to Select Staffing’s first lien credit facility requires Select Staffing to (i) repay its second lien term debt as described above, (ii) have availability under its first lien revolver of at least $35 million, and (iii) receive at least $125 million in cash from us upon liquidation of our trust account. We believe that, upon consummation of the Merger, at least $125 million will be released from our trust account and available to our combined company to prepay Select Staffing indebtedness and provide working capital. Approximately $25 million of such funds, together with up to 7.8 million shares of our Series A preferred stock, will be used to retire substantially all of Select Staffing’s second lien debt. We and Select Staffing believe that the approximately $100 million balance of funds will be sufficient to ensure that Select Staffing will have at least $35 million of availability under its first lien revolver.

Ownership of Our Company Following the Merger

Assuming (i) the conversion of all our outstanding warrants into an aggregate of 1,677,000 shares of our common stock, (ii) the issuance of 7.8 million shares of our Series A preferred stock (which are immediately convertible into common stock) to Select Staffing’s second lien lenders, (iii) that there is no adjustment to the 24,723,000 shares of common stock to be issued to Select Staffing’s shareholders pursuant to the Merger based on the level of Select Staffing’s debt immediately prior to the Merger, (iv) the forfeiture and cancellation of an aggregate of 1,000,000 shares of our common stock held by our founders, and (v) that none of our stockholders properly demand conversion of their Public Shares into a pro rata portion of our trust account, immediately after the Merger approximately 44.1% of our combined company will be owned by our current stockholders and warrantholders, 42.5% by Select Staffing’s current shareholders, and 13.4% by Select Staffing’s current second lien lenders.

If Select Staffing’s current shareholders receive an additional 6.0 million “earnout” shares of our common stock based on the EBITDA of our combined company during the year ending December 26, 2010, our combined company will be owned approximately 47.9% by Select Staffing’s current shareholders, 40.0% by our current stockholders and warrantholders, and 12.1% by Select Staffing’s current second lien lenders.

If the additional 6.0 million earnout shares are issued pursuant to the Merger and stockholders holding 5,999,999 shares of our Public Shares elect to convert their shares into a pro rata portion of our trust account, our combined company will be owned approximately 52.8% by Select Staffing’s current shareholders, 33.8% by our current stockholders and warrantholders, and 13.4% by Select Staffing’s current second lien lenders.

Anticipated Accounting Treatment

The Merger will be accounted for as a reverse merger, a capital transaction in substance, as more fully described in the section entitled “Proposals to be Considered by Atlas Stockholders — The Merger Proposal — Anticipated Accounting Treatment.”

Tax Considerations

Our stockholders are not receiving any consideration or exchanging any of their outstanding securities in connection with the Merger, and are simply being asked to vote on the Merger Proposal and the other proposals described in this proxy statement. Accordingly, our stockholders are not expected to recognize gain or loss as a result of the Merger. If you vote against the Merger Proposal (or, if the Pre-Closing Charter Amendment Proposal is approved, vote for or against the Merger Proposal), properly elect to convert your shares of our common stock for your pro rata portion of our trust account and, upon the consummation of the Merger, terminate your interest in our company, you will be required to recognize gain or loss upon the exchange of shares of our common stock for cash. No opinion with respect to the tax consequences to our securityholders will be obtained in connection with the Merger.

The conversion of warrants for shares of our common stock may be tax-free for U.S. federal income tax purposes. Under this treatment, the U.S. federal income tax consequences should generally be that the conversion should not result in the recognition of gain or loss by our warrantholders. Alternatively, the conversion may be a taxable transaction to warrantholders resulting in the recognition of gain or loss.

WE URGE YOU TO CONSULT YOUR OWN TAX ADVISORS REGARDING YOUR PARTICULAR TAX CONSEQUENCES.

For a description of the material federal income tax consequences of the Merger and the Warrant Conversion Proposal, see the section entitled “Material Federal Income Tax Consequences to Atlas Securityholders.”

Appraisal Rights

Our stockholders do not have appraisal rights in connection with the Merger.

Conversion Rights

Pursuant to our charter, a holder of Public Shares may, if the stockholder affirmatively votes against the Merger Proposal (or, if the Pre-Closing Charter Amendment Proposal is approved, votes for or against the Merger Proposal), demand that we convert such shares into a pro rata portion of our trust account if the Merger is consummated. If holders of less than 30% of our Public Shares properly exercise their conversion rights and the Merger is consummated, Public Shares with respect to which conversion has been properly demanded will cease to be outstanding and will represent the right to receive a pro rata portion of our trust account, calculated as of two business days prior to the consummation of the Merger. As of the record date, this would have amounted to approximately $10.00 per share. If you exercise your conversion rights and the Merger is consummated, then you will be exchanging your shares of common stock for cash and will no longer own shares of our company. You will be entitled to receive cash for your Public Shares only if you vote against the Merger Proposal (or, if the Pre-Closing Charter Amendment Proposal is approved, vote for or against the Merger Proposal), properly demand conversion and deliver your shares (either physically or electronically) to our transfer agent prior to the special meeting of stockholders. See the section entitled “Special Meeting of Atlas Warrantholders and Special Meeting of Atlas Stockholders — Conversion Rights” for the procedures to be followed if you wish to convert your shares into cash.

As described in further detail under the section entitled “Proposals to be Considered by Atlas Stockholders — The Merger Proposal — Actions that May be Taken to Secure Approval of Our Stockholders,” we may use funds in our trust account, directly or indirectly, to purchase Public Shares other than from holders who have voted against a business combination and demanded that their Public Shares be converted into a pro rata portion of our trust account.

Proxies

Proxies may be solicited by mail, telephone or in person. Our proxy solicitor is Advantage Proxy, 24925 13th Place South, Des Moines, Washington   98198. Their telephone number is toll free (877) 870-8565.

If you grant a proxy, you may still vote your shares or warrants, as the case may be, in person if you revoke your proxy before the vote at the special meeting of stockholders or special meeting of warrantholders. You may also change your vote by submitting a later-dated proxy as described in the section entitled “Special Meeting of Atlas Warrantholders and Special Meeting of Atlas Stockholders — Revoking Your Proxy.”

Reasons for the Merger

Our board of directors carefully evaluated the agreements relating to the proposed Merger and reviewed industry and financial data in determining that the Merger is advisable and fair to, and in the best interests of, our stockholders. While we considered numerous companies and acquisition opportunities in various industries in our search for an attractive business combination candidate, we did not believe that any of those candidates would be as attractive to public stockholders as the proposed Merger with Select Staffing.

Our board of directors considered a wide variety of factors in connection with its evaluation of the Merger. In light of the complexity of those factors, our board of directors, as a whole, did not consider it practicable to, nor did it attempt to, quantify or otherwise assign relative weights to the specific factors it considered in reaching its decision. Individual members of our board of directors may have given different weight to different factors.

In arriving at its decision to approve the Merger, our board of directors relied on an analysis and/or review of a number of positive factors, including (i) Select Staffing’s potential for future growth based upon its well-established presence in the light industrial and other commercial service categories that are expected to achieve significant growth in 2010 and future periods, as well as its significant experience in completing acquisitions and integrating acquired operations, (ii) the experience, quality and depth of Select Staffing’s management team, and (iii) a compelling valuation.

Our board also considered a number of potentially negative factors, including (i) Select Staffing’s significant leverage and working capital requirements, (ii) the type and extent of Select Staffing’s historical transactions with affiliates, as well as the permitted additional loans to Select Staffing’s Chief Executive Officer and their subsequent forgiveness prior to the Merger, (iii) the negative impact to the net income of our combined company that will result from such debt forgiveness and other Merger-related expenses, and (iv) the risk that Select Staffing might not perform on a prospective basis as well as it has performed historically.

In the view of our board, the potentially countervailing factors did not, individually or in the aggregate, outweigh the advantages of the Merger.

Our board of directors was cognizant of our liquidation date, but ultimately evaluated the potential business combination with Select Staffing strictly on the quantitative and qualitative information regarding Select Staffing and its business that was available. Since completion of our initial public offering our board of directors has been regularly kept apprised of potential business combination targets and management’s discussions with and evaluation of such targets. As discussed elsewhere in this proxy statement, we engaged in an ongoing and systematic search for potential business combination candidates, deciding on our own accord in various situations to terminate discussions with potential candidates when determined by our management that such candidates did not ultimately represent the investment opportunity that we wanted to present to our stockholders.

For additional information, see the section entitled “Proposals to be Considered by Atlas Stockholders — The Merger Proposal — Atlas’ Board of Directors’ Reasons for the Approval of the Merger.”

Valuation of Select Staffing

It is a requirement that any business acquired by us have a fair market value equal to at least 80% of our trust account balance (excluding amounts payable for deferred underwriting discounts and commissions) at the time of such acquisition. As more fully discussed in the section entitled “Proposals to be Considered by Atlas Stockholders — The Merger Proposal — Valuation,” our board of directors valued Select Staffing at approximately $869 million to $1.314 billion. Such range of values exceeds 80% of the balance of our trust account (excluding deferred underwriting discounts and commissions), or approximately $152.8 million, and our board accordingly concluded that the 80% requirement contained in our charter was met.

Our management, including members of our board of directors, has long and diverse experience in operational management, investments and financial management and analysis. We believe that our management was well qualified to conduct the due diligence and other investigations and analyses required in connection with our search for a business combination candidate. We believe that this experience also made our board of directors highly qualified to determine Select Staffing’s value and assess the merits of the Merger. As a result, we have not obtained a fairness opinion that Select Staffing has a fair market value of at least 80% of our net assets held in trust (excluding the deferred underwriting discounts and commissions held in our trust account) at the time of consummating the Merger or that the Merger is fair to our stockholders from a financial point of view.

For additional information, see the sections entitled “Proposals to be Considered by Atlas Stockholders — The Merger Proposal — Valuation” and “Proposals to be Considered by Atlas Stockholders — The Merger Proposal — Satisfaction of 80% Test.”

Certain Interests of Related Parties in the Merger

When you consider the recommendation of our board of directors in favor of approval of the Merger, you should keep in mind that our directors, officers and other parties have interests in the Merger that are different from, or in addition to, your interests as a stockholder or warrantholder. These interests include the following:

•

If the Merger is not consummated by February 16, 2010, our charter provides that our corporate existence will automatically terminate and we must be dissolved and liquidated. In such event, the 5,000,000 shares purchased by our founders that were acquired prior to our initial public offering for an aggregate purchase price of $20,000 would become worthless, as our founders have waived any right to receive liquidation distributions with respect to those initial shares. Such shares had an aggregate market value of $[            ] based upon the closing price of $[            ] on the NYSE Amex on January 15, 2010, the record date for the special meeting of stockholders. Our founders have agreed, upon consummation of the Merger, to surrender one million of their initial shares.

•

If the Merger is not consummated by February 16, 2010, our corporate existence will automatically terminate and we must be dissolved and liquidated. In such event, the 5,800,000 insider warrants, as well as the 1,100,000 public warrants held by certain of our founders, will expire worthless. This purchase of the 5,800,000 insider warrants for an aggregate purchase price of $5.8 million took place on a private placement basis immediately prior to the consummation of our initial public offering. All of the proceeds we received from this purchase were placed in our trust account. The insider warrants and the public warrants held by our founders had an aggregate market value of $[            ], based on the closing price of $[            ] on the NYSE Amex on January 15, 2010, which is the record date. Our founders intend to vote in favor of the Warrant Conversion Proposal.

•

It is currently anticipated that each of James N. Hauslein, Chairman of our board of directors and Chief Executive Officer, and Gaurav V. Burman, our President, will be a director of our company following the Merger. As such, in the future Messrs. Hauslein and Burman will receive any cash fees, stock options or stock awards that our board of directors determines to pay to its other non-executive directors.

•

James N. Hauslein and Gaurav V. Burman have personally agreed that, if we liquidate prior to the consummation of a business combination, they will be personally liable to pay debts and obligations to target businesses or vendors or other entities that are owed money by us for services rendered or contracted for or products sold to us in excess of the net proceeds of our initial public offering not held in our trust account, but only if, and to the extent, the claims reduce the amount in our trust account and only if such entities did not execute a valid and enforceable waiver. Based on our estimated debts and obligations, it is not currently expected that Messrs. Hauslein and Burman will have any exposure under this arrangement in the event of our liquidation.

•

If we are required to be liquidated and there are no funds remaining to pay the costs associated with the implementation and completion of such liquidation, Messrs. Hauslein and Burman have agreed to advance to us the funds necessary to pay such costs and complete such liquidation (currently anticipated to be no more than approximately $15,000) and not to seek repayment for such expenses.

•

If the Merger is not consummated, Lazard Capital Markets and Morgan Stanley will not receive their deferred underwriting discounts and commissions (which are subject to reduction upon consummation of the Merger as described herein) in connection with our initial public offering.

Actions that May Be Taken to Secure Approval of Our Stockholders

If holders of 30% or more of our Public Shares vote against the Merger Proposal (or, if the Pre-Closing Charter Amendment Proposal is approved, vote for or against the Merger Proposal) and seek conversion of their Public Shares into a pro rata portion of our trust account in accordance with our charter, we will not be permitted to consummate the Merger, even if the required vote for the Merger Proposal is received. Although there is no current intention to do so, to preclude such possibility, we, our founders, Select Staffing and/or our or their respective affiliates may negotiate agreements to provide for the purchase of Public Shares from certain holders who indicate their intention to vote against the Merger Proposal and seek conversion or otherwise wish to sell their Public Shares. Agreements of such nature would only be entered into and effected at a time when we, our founders, Select Staffing and/or our or their respective affiliates are not aware of any material nonpublic information regarding us, our securities or Select Staffing. Definitive arrangements have not yet been determined but might include:

•

agreements between us and certain holders of Public Shares pursuant to which we would agree to purchase Public Shares from such holders immediately after the closing of the Merger for the price and fees specified in the agreements; or

•

agreements with third parties to be identified pursuant to which the third parties would purchase Public Shares during the period beginning on the date that we file our definitive proxy statement. Such agreements would also provide for us, immediately after the closing of the Merger, to purchase from the third parties all of the Public Shares purchased by them for the price and fees specified in the agreements.

Purchases pursuant to such agreements ultimately paid for with funds originating from our trust account would reduce the funds available to us after the Merger for repaying outstanding Select Staffing indebtedness and for working capital and general corporate purposes. Nevertheless, in all events there will be sufficient funds available to us from our trust account to pay the holders of all Public Shares that are properly converted in connection with the Merger Proposal vote.

Any such purchases would have the effect of increasing the likelihood that the Merger Proposal would be approved. In the event any such purchases are made by us, the number of our outstanding shares would be reduced by the number of shares we purchase.

It is possible that the special meeting of stockholders could be adjourned or postponed to provide time to seek out and negotiate such transactions if, at the time of the meeting, it appears that the requisite vote to approve the Merger Proposal will not be obtained, assuming that the Stockholder Adjournment Proposal is approved. Also, under Delaware law, our board of directors may postpone the special meeting of stockholders at any time prior to it being called in order to provide time to seek out and negotiate such transactions. In no event will we adjourn or postpone the special meeting of stockholders or consummate the Merger beyond the date by which we may properly do so under our charter and Delaware law.

As of the date of this proxy statement, no agreements to such effect have been entered into with any such investor or holder. In the event that any agreements are entered into or any purchases of our common stock are made by us, our founders, Select Staffing or any of our or their respective affiliates after the mailing of this proxy statement to stockholders but prior to the special meeting of our stockholders, we will file a Current Report on Form 8-K within four business days of entering into any such agreements or making any such purchases or otherwise prior to the special meeting of stockholders. Any such report will include descriptions of the agreements entered into or significant purchases by any of the aforementioned persons. If members of our board of directors or officers make purchases pursuant to such arrangements, they will be required to report these purchases on beneficial ownership reports filed with the SEC within two business days of such transactions. Despite our obligation to report any such purchases, stockholders may not have time to consider the impact of any such purchases prior to submitting a proxy (or if a proxy has already been submitted, may not have time to revoke or change such proxy).

See the section entitled “Proposals to be Considered by Atlas Stockholders — The Merger Proposal — Actions that May be Taken to Secure Approval of Our Stockholders.”

Potential Rescission Rights and Damages Claims

You should be aware that because our initial public offering prospectus did not disclose that we may seek to amend our charter to extend conversion rights to holders of Public Shares who vote in favor of a “Business Combination,” that we may seek to amend the terms of the warrant agreement governing our warrants to provide for the conversion of all of our warrants into shares of our common stock, or that we may use funds in the trust account to secure approval of the stockholder proposals as discussed in this proxy statement, each purchaser of our securities in our initial public offering may have securities law claims against us for rescission (under which a successful claimant has the right to receive the total amount paid for his or her securities pursuant to an allegedly deficient prospectus, plus interest and less any income earned on the securities, in exchange for surrender of the securities) or damages (compensation for loss on an investment caused by alleged material misrepresentations or omissions in the sale of a security). Rescission and damages claims would not necessarily be finally adjudicated by the time the proposed Merger with Select Staffing may be completed, and such claims would not be extinguished by consummation of the Merger. Such claims may entitle stockholders asserting them to more than the pro rata share of the trust account to which they are entitled upon conversion or liquidation, as well as punitive damages.

Even if you do not pursue such claims, others may. If they do, holders of such claims, who may include all stockholders who purchased securities issued in our initial public offering, might seek to have the claims satisfied from funds in the trust account. If proposing the pre-closing charter amendment, proposing the conversion of our outstanding warrants into shares of our common stock, or the use of trust funds to secure approval of the stockholder proposals results in us incurring material liability as a result of potential securities law claims, the trust account could be depleted to the extent of any judgments arising from such claims, together with any expenses related to defending such claims that are not fully indemnified. A consequence might be that the amount being held in the trust account is diminished. We cannot predict whether stockholders will bring such claims, how many might bring them or the extent to which they might be successful. Moreover, attendant litigation could result in a delay in payments to stockholders of trust account funds on conversion or liquidation.

Regulatory Matters

The Merger and the other transactions contemplated by the Merger Agreement are not subject to any additional federal or state regulatory requirements or approvals, except for filings with the states of California and Delaware necessary to effectuate the Merger and the amendments to our charter contemplated by the Pre-Closing Charter Amendment Proposal, the Post-Closing Charter Amendment Proposal and the Cumulative Voting Proposal.

The Merger Agreement

The Merger Agreement is attached as Annex A to this proxy statement. You are encouraged to read the Merger Agreement in its entirety.

The Post-Closing Charter Amendment Proposal

We are seeking your approval to amend our current charter to:

•	change our corporate name from “Atlas Acquisition Holdings Corp.” to “Select Staffing, Inc.” because our name should reflect the business combination with Select Staffing;

•	change our limited corporate existence to perpetual, which is the typical period of existence for corporations;

•	delete certain provisions that are specific to blank check companies that will no longer be applicable to us after the Merger; and

•	make certain other changes that our board of directors believes are immaterial.

Pursuant to the Merger Agreement, approval of the Post-Closing Charter Amendment Proposal is a condition to the consummation of the Merger. If the Merger Proposal is not approved, the Post-Closing Charter Amendment Proposal will not be presented at the special meeting. See the section entitled “Proposals to be Considered by Atlas Stockholders — The Post-Closing Charter Amendment Proposal” for additional information about the Post-Closing Charter Amendment Proposal.

The Cumulative Voting Proposal

We are seeking your approval to amend our current charter to provide for cumulative voting in the election of directors. Cumulative voting in the election of directors will enhance our stockholders’ ability to elect a single director or a small number of directors, thus increasing their ability to have a voice on our board even when they lack the voting power to affect a change-in-control or other major decisions. As a result, cumulative voting safeguards minority stockholder interests and may therefore bring independent perspectives to our board decisions.

The Cumulative Voting Proposal is not a condition to the consummation of the Merger. If the Merger Proposal is not approved, the Cumulative Voting Proposal will not be presented at the special meeting. See the section entitled “Proposals to be Considered by Atlas Stockholders — The Cumulative Voting Proposal” for additional information about the Cumulative Voting Proposal.

The Director Election Proposal

At the special meeting of stockholders, eight directors will be elected to our board of directors, conditioned upon consummation of the Merger. Upon consummation of the Merger, if management’s nominees are elected, the directors of our company will be as follows:

D. Stephen Sorensen

Stephen L. Bradford

Gaurav V. Burman

James N. Hauslein

Dayton R. Judd

George L. Pita

Donald K. Rice

Paul J. Sorensen

For biographical summaries of these nominees, see the section entitled “Management Following the Merger.”

If the Merger Proposal is not approved, the Director Election Proposal will not be presented at the special meeting. See the section entitled “Proposals to be Considered by Atlas Stockholders — The Director Election Proposal” for more information about the Director Election Proposal.

The Incentive Plan Proposal

We are seeking your approval of our 2009 Omnibus Stock Incentive Plan, which has been approved by our board of directors subject to approval and consummation of the Merger and further subject to approval by our stockholders.

The purposes of the Incentive Plan are to provide incentives to selected employees, directors, independent contractors, and consultants of our company or our affiliates, and to attract and retain competent and dedicated persons whose efforts will result in the long-term growth of our company.

If the Merger Proposal is not approved, the Incentive Plan Proposal will not be presented at the special meeting. See the section entitled “Proposals to be Considered by Atlas Stockholders — The Incentive Plan Proposal” for more information about the Incentive Plan Proposal.

The Stockholder Adjournment Proposal

If, based on the tabulated vote, there are not sufficient votes at the time of the special meeting of stockholders to approve the Pre-Closing Charter Amendment Proposal, permit us to consummate the Merger (because either the Merger Proposal is not approved by the requisite vote of holders of our common stock or 30% or more of the holders of our Public Shares have indicated that they will properly exercise their conversion rights), approve the Post-Closing Charter Amendment Proposal, approve the Cumulative Voting Proposal, approve the Director Election Proposal or approve the Incentive Plan Proposal, the Stockholder Adjournment Proposal allows our board of directors to adjourn or postpone the special meeting of stockholders to a later date or dates, if necessary, to permit further solicitation of proxies. See the section entitled “Proposals to be Considered by Atlas Stockholders — The Stockholder Adjournment Proposal” for additional information.

The Special Meeting of Warrantholders

and the Special Meeting of Stockholders

Vote of Our Founders

As of the record date for the special meetings, our founders owned 20% of our outstanding shares of common stock, which reflects 5,000,000 initial shares purchased prior to our initial public offering. Our founders do not own any Public Shares. Certain of our founders also own warrants to purchase 6,900,000 shares, 5,800,000 of which were insider warrants purchased prior to our initial public offering and 1,100,000 of which were subsequently purchased in open market transactions.

Upon consummation of the Merger, our founders have agreed to forfeit an aggregate of 1,000,000 of their initial shares, constituting 4% of our outstanding shares of common stock. The shares of common stock forfeited by our founders will be returned to our company and held as treasury shares.

In connection with our initial public offering, each of our founders have agreed to vote his or its initial shares with respect to the Merger Proposal in accordance with the majority of the votes cast by the holders of Public Shares on that proposal, and to vote any shares acquired after our initial public offering in favor of the Merger Proposal. The vote of their initial shares will have no effect on the Merger Proposal because approval of that proposal requires the affirmative vote of a majority of our Public Shares. None of our founders, Select Staffing or any of Select Staffing’s affiliates have purchased any Public Shares. In addition, each of our founders intends to vote his or its warrants in favor of the Warrant Conversion Proposal.

Date, Time and Place of Special Meetings

The special meeting of warrantholders will be held at 10:00 a.m., Eastern time, and the special meeting if stockholder will be held at 10:30 a.m., Eastern time, on February 12, 2010, at the offices of Greenberg Traurig, LLP, MetLife Building, 200 Park Avenue, New York, New York 10166, or such other date, time and place to which either or both such meetings may be adjourned or postponed, to consider and vote upon the proposals.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the special meeting of warrantholders or the special meeting of stockholders, as the case may be, if you owned warrants or shares of our common stock at the close of business on January 15, 2010, which is the record date for the special meeting of warrantholders and the special meeting of stockholders. You are entitled to one vote for each warrant that you owned on the close of business on the record date, and one vote for each share of common stock that you owned at the close of business on the record date. If your shares or warrants are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares or warrants you beneficially own are properly counted. Our warrants do not have voting rights other than with respect to the Warrant Conversion Proposal and the Warrantholder Adjournment Proposal. On the record date, there were 25,000,000 shares of our common stock outstanding, 20,000,000 of which are Public Shares and 5,000,000 of which are initial shares. On the record date, there were 25,800,000 warrants outstanding, 18,900,000 of which were held by the public and 6,900,000 of which were held by our founders.

Quorum and Required Vote for Warrantholder Proposals

A quorum of our warrantholders is necessary to hold a valid meeting. A quorum will be present at the special meeting of warrantholders if a majority of the outstanding warrants entitled to vote is represented in person or by proxy. Abstentions and broker non-votes will count as present for the purposes of establishing a quorum.

Approval of the Warrant Conversion Proposal requires the affirmative vote of holders of a majority of the warrants outstanding as of the record date.

Approval of the Warrantholder Adjournment Proposal requires the affirmative vote of the holders of a majority of the warrants represented in person or by proxy and entitled to vote thereon at the special meeting of warrantholders.

Abstentions are considered present for the purposes of establishing a quorum but will have the same effect as a vote “AGAINST” the Warrant Conversion Proposal and the Warrantholder Adjournment Proposal. Broker non-votes, while considered present for the purposes of establishing a quorum, will have the same affect as a vote “AGAINST” the Warrant Conversion Proposal and will have no effect on the Warrantholder Adjournment Proposal.

Quorum and Required Vote for Stockholder Proposals

A quorum of our stockholders is necessary to hold a valid meeting. A quorum will be present at the special meeting of stockholders if a majority of the common stock outstanding and entitled to vote at the special meeting of stockholders is represented in person or by proxy. Abstentions and broker non-votes will count as present for the purposes of establishing a quorum.

Approval of the Pre-Closing Charter Amendment Proposal requires the affirmative vote of a majority of the issued and outstanding shares of our common stock as of the record date.

Approval of the Merger Proposal requires the affirmative vote of a majority of our Public Shares. The Merger will not be consummated if holders of 30% or more of our Public Shares (6,000,000 shares or more) vote against the Merger Proposal (or, if the Pre-Closing Charter Amendment Proposal is approved, vote for or against the Merger Proposal) and properly demand conversion of their Public Shares into a pro rata portion of our trust account. Please note that you cannot seek conversion of your Public Shares unless you vote against the Merger Proposal; provided, however, that if the Pre-Closing Charter Amendment Proposal is approved, you may seek conversion of your Public Shares if you vote for or against the Merger Proposal.

Approval of the Post-Closing Charter Amendment Proposal and the Cumulative Voting Proposal requires the affirmative vote of a majority of the issued and outstanding shares of our common stock as of the record date.

Approval of the Director Election Proposal requires a plurality vote of the shares of our common stock represented in person or by proxy and entitled to vote thereon at the special meeting of stockholders. “Plurality” means that the individuals who receive more votes cast “FOR” their election than “AGAINST” are elected as directors. Consequently, any shares not voted “FOR” a particular nominee (whether as a result of abstentions, a direction to withhold authority or a broker non-vote) will not be counted for or against the nominee.

Approval of the Incentive Plan Proposal requires the affirmative vote of the holders of a majority of the shares of our common stock represented in person or by proxy and entitled to vote thereon at the special meeting of stockholders.

Approval of the Stockholder Adjournment Proposal requires the affirmative vote of the holders of a majority of the shares of our common stock represented in person or by proxy and entitled to vote thereon at the special meeting of stockholders.

Abstentions are considered present for purposes of establishing a quorum but will have the same effect as a vote “AGAINST” the Pre-Closing Charter Amendment Proposal, the Merger Proposal, the Post-Closing Charter Amendment Proposal, the Cumulative Voting Proposal, the Incentive Plan Proposal and the Stockholder Adjournment Proposal. Broker non-votes will have the same effect as a vote “AGAINST” the Pre-Closing Charter Amendment Proposal, the Merger Proposal, the Post-Closing Charter Amendment Proposal and the Cumulative Voting Proposal, and will have no effect on the remaining proposals presented to the stockholders.

Recommendation to Atlas Warrantholders

Our board of directors unanimously recommends that our warrantholders vote “FOR” each of the Warrant Conversion Proposal and the Warrantholder Adjournment Proposal.

Recommendation to Atlas Stockholders

Our board of directors unanimously recommends that our stockholders vote “FOR” each of the Pre-Closing Charter Amendment Proposal, the Merger Proposal, the Post-Closing Charter Amendment Proposal, the Director Election Proposal, the Incentive Plan Proposal and the Stockholder Adjournment Proposal.

Risk Factors

In evaluating the proposals set forth in this proxy statement, you should carefully read this proxy statement, including the annexes, and especially consider the factors discussed in the section entitled “Risk Factors.”

Selected Historical Consolidated Financial Information

of Select Staffing

Select Staffing is providing the following selected historical consolidated financial information to assist you in your analysis of the financial aspects of the Merger.

The selected historical consolidated financial data below for each of the five years in the period ended December 28, 2008 are derived from the audited consolidated financial statements of Select Staffing and its subsidiaries. The consolidated financial statements as of and for the years ended December 30, 2007 and December 31, 2006 have been audited by Simon & Edward, LLP, registered independent public accounting firm, and those as of and for the year ended December 28, 2008 have been audited by BDO Seidman, LLP, registered independent public accounting firm, and are included elsewhere in this proxy statement. The consolidated financial statements of Select Staffing and its subsidiaries as of and for the years ended December 25, 2005 and December 26, 2004 are not included in this proxy statement. The summary historical financial data for each of the interim periods ended October 4, 2009 and October 5, 2008 are derived from the unaudited condensed consolidated financial statements of Select Staffing included elsewhere in this proxy statement. Such unaudited condensed consolidated financial statements, in the opinion of Select Staffing’s management, include all adjustments (consisting of normal recurring adjustments, except for impairment of goodwill and customer relationships as disclosed in note 4 to the unaudited condensed consolidated financial statements) necessary for the fair presentation of Select Staffing’s financial condition, results of operations and cash flows for such periods and as of such dates.

You should read the following audited and unaudited summary historical financial data of Select Staffing in conjunction with the information set forth in the sections entitled “Unaudited Pro Forma Condensed Combined Financial Statements,” and “Select Staffing Management’s Discussion and Analysis of Financial Condition and Results of Operations,” as well as Select Staffing’s historical financial statements and other financial information appearing elsewhere in this proxy statement.

Select Staffing’s results of operations for the interim period ended October 4, 2009 include the results of operations of Westaff, Inc., which Select Staffing acquired on March 19, 2009. Select Staffing’s results of operations for the year ended December 28, 2008 reflect the results of operations of Resolve Staffing, Inc., substantially all of the assets of which were acquired on February 8, 2008, and East-West Staffing, LLC, which Select Staffing acquired on December 26, 2008. Select Staffing’s results of operations for the year ended December 30, 2007 included the results of operations of Ablest, Inc., which Select Staffing acquired on June 8, 2007, and Tandem Staffing Solutions, Inc., which Select Staffing acquired on October 1, 2007. For additional information regarding Select Staffing’s acquisitions, see the section entitled “Business of Select Staffing — Acquisitions.”

	Interim Period Ended		Year Ended
	October 4, 2009(1)	October 5, 2008(1)	December 28, 2008(2)	December 30, 2007(2)	December 31, 2006(2)	December 25, 2005(2)	December 26, 2004
			(Dollars in thousands)
Selected Statement of Operations Data:
Revenues	$1,087,935	$1,117,540	$1,445,490	$1,265,584	$856,973	$510,243	$411,492
Cost of revenues (exclusive of depreciation and amortization included below)	902,287	913,733	1,177,623	1,026,866	690,127	429,278	345,645

Gross profit	185,648	203,807	267,867	238,718	166,846	80,965	65,847
Operating expenses
Franchise licensees’ share of gross profit	18,722	17,982	22,770	25,512	14,036	—	—
Selling and administrative expenses	119,791	136,710	173,407	160,278	92,887	55,509	55,887
Impairment of goodwill, intangibles and other long-lived assets	13,684	—	38,350	7,000	—	—	—
Depreciation and amortization	22,048	17,349	25,283	20,405	16,140	4,001	1,866

Total operating expenses	174,245	172,041	259,810	213,195	123,063	59,510	57,753
Income from operations	11,403	31,766	8,057	25,523	43,783	21,455	8,094
Other, net	(1,234)	—	(892)	—	(440)	1,650	954
Interest expense	(27,342)	(30,138)	(39,928)	(48,243)	(25,822)	(6,891)	(3,594)
Interest income	2,010	2,867	3,805	1,991	244	542	507
(Loss) income before benefit for income taxes	(15,163)	4,495	(28,958)	(20,729)	17,765	16,631	5,841
Net (loss) income	(7,392)	17,399	(16,087)	(17,926)	19,382	14,059	8,808
Net (loss) income per share	$(7.00)	$16.48	$(15.23)	$(16.97)	$18.35	$13.31	$8.34
Cash dividends declared per common share	5.57	4.54	8.76	9.58	8.14	4.55	3.34

	Interim Period Ended		Year Ended
	October 4, 2009(1)	October 5, 2008(1)	December 28, 2008(2)	December 30, 2007(2)	December 31, 2006(2)	December 25, 2005(2)	December 26, 2004
			(Dollars in thousands)

Selected Statement of Cash Flows Data:
Net cash provided by (used in):
Operating activities	$14,104	$17,154	$52,446	$(6,105)	$39,147	$11,673	$12,326
Investing activities	(51,928)	(32,097)	(53,020)	(134,667)	(174,198)	(22,178)	(12,740)
Financing activities	37,644	13,521	(722)	142,551	135,749	10,414	396

Selected Balance Sheet Data (end of period):
Cash and cash equivalents	$1,291	$1,344	$1,471	$2,767	$988	$75	$166
Working capital (3)	28,984	65,290	60,791	90,192	37,832	885	1,210
Total assets	614,214	561,384	553,399	566,918	375,605	124,048	89,518
Long-term debt	509,713	470,796	474,131	454,715	213,528	56,461	10,196
Total liabilities	756,859	657,051	661,228	664,166	375,694	131,655	79,647
Total shareholders’ equity (deficit)	(142,645)	(95,667)	(107,829)	(97,248)	(88)	(10,769)	9,871

(1)	The interim period ended October 4, 2009 reflects Select Staffing’s results of operations for the period from December 29, 2008 to October 4, 2009 and the interim period ended October 5, 2008 reflects Select Staffing’s results of operations for the period from December 31, 2007 to October 5, 2008.
(2)	As restated.
(3)	Working capital is calculated as total current assets less total current liabilities.

Selected Historical Financial Information of Atlas

We are providing the following selected historical financial information to assist you in your analysis of the financial aspects of the Merger.

The following tables set forth selected historical financial information derived from our audited and unaudited financial statements included elsewhere in this proxy statement. The following data should be read in conjunction with the information set forth in the sections entitled “Unaudited Pro Forma Condensed Combined Financial Statements,” and “Atlas Management’s Discussion and Analysis of Financial Condition and Results of Operations,” as well as our historical financial statements and other financial information included elsewhere in this proxy statement.

	Nine Months Ended September 30,		Year Ended December 31, 2008	Period September 6, 2007 (date of inception) to December 31, 2007
	2009	2008
	(In thousands, except per share amounts)
Selected Operating Data:
Operating expenses
General and administrative costs	$1,072	$591	$831	$10

Loss from operations	(1,072)	(591)	(831)	(10)
Other income (expense)
Interest income	303	2,154	2,470	—
Interest expense	—	(1)	(1)	(2)

Income (loss) before provision for income taxes	(769)	1,562	1,639	(12)
Provision for (benefit from) income taxes	(263)	526	553	—

Net income (loss) for the period	$(506)	$1,036	$1,086	$(12)

Weighted average number of common shares outstanding (not subject to possible conversion):
Basic	19,000	17,721	18,076	5,750

Diluted	19,000	23,133	23,467	5,750

Net income (loss) per common share not subject to possible conversion:
Basic	$(0.03)	$0.06	$0.06	$(0.00)

Diluted	$(0.03)	$0.04	$0.05	$(0.00)

Maximum number of common shares subject to possible conversion:
Weighted average number of shares	6,000	5,365	5,540	—

Net income (loss) per common share subject to possible conversion, basic and diluted	$—	$—	$—	$—

	September 30, 2009		December 31, 2008
Selected Balance Sheet Data:
Total current assets equivalents	$111		$1,077
Investments held in Trust	200,046		200,069
Working capital	92		895
Total assets	200,713		201,381
Common stock, subject to possible conversion	60,000		60,000

Summary Unaudited Pro Forma

Condensed Combined Financial Information

The following summary unaudited pro forma condensed combined financial information should be read in connection with the Unaudited Pro Forma Condensed Combined Financial Statements and related notes included elsewhere in this proxy statement. The historical financial information set forth below has been derived from, and is qualified by reference to, the financial statements of Atlas and Select Staffing and should be read in conjunction with those financial statements and notes thereto included elsewhere in this proxy statement. The summary unaudited pro forma condensed combined balance sheet presents Atlas’ financial position as if the transactions described in the “Unaudited Pro Forma Condensed Combined Financial Statements,” including the notes thereto, had occurred on September 30, 2009. The summary unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2009 and for the year ended December 31, 2008 present Atlas’ results of operations as if the transactions described in the “Unaudited Pro Forma Condensed Combined Financial Statements,” including the notes thereto, had occurred as of January 1, 2008. This information is presented for illustrative purposes only and is not necessarily indicative of the financial condition or results of operations of future periods or the financial condition or results of operations that actually would have been realized had the entities been a single company during these periods.

The table has been prepared using two different assumed levels of approval of the acquisition by Atlas stockholders, as follows: (1) maximum approval, which assumes that none of our stockholders exercise their right to demand that their Public Shares be converted into a pro rata portion of our trust account; and (2) minimum approval, which assumes that Atlas stockholders holding 5,999,999 of our Public Shares exercise their conversion rights.

	Nine Months Ended September 30, 2009		Year Ended December 31, 2008
	Maximum Approval	Minimum Approval	Maximum Approval	Minimum Approval
	(In thousands, except per share amounts)
Pro Forma Statement of Operations Data:*
Income (loss) before income taxes	$(15,411)	$(16,382)	$(51,640)	$(52,832)
Income tax (benefit)	(1,630)	(2,001)	1,217	761

Net (loss)	$(13,781)	$(14,381)	$(52,857)	$(53,593)

Less undistributed loss attributable to preferred stockholders	(1,847)	(2,149)	(7,085)	(8,010)

Net (loss) attributable to common stockholders	$(11,934)	$(12,232)	$(45,772)	$(45,583)

Basic and diluted net loss per common share	$(0.24)	$(0.28)	$(0.91)	$(1.03)
Shares used in computing basic and diluted net loss per common share	50,390	44,390	50,390	44,390

Pro Forma Balance Sheet Data (at period end):**
Cash and cash equivalents	$24,754	$—
Working capital	$99,447	$57,132
Total assets	$658,250	$633,496
Total debt	$364,874	$379,874
Stockholders’ equity (deficit)	$50,288	$(7,027)

*	The summary unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2009 is derived from Atlas’ unaudited historical statement of operations for the nine months ended September 30, 2009 and Koosharem’s unaudited historical statement of operations for the interim period ended October 4, 2009.
**	The summary unaudited pro forma condensed combined balance sheet as of September 30, 2009 is based upon Atlas’ unaudited historical balance sheet as of September 30, 2009 and Koosharem’s unaudited historical balance sheet as of October 4, 2009.

See “Unaudited Pro Forma Condensed Combined Financial Statements” for further information.

Comparative Historical and Unaudited Pro Forma

Per Share Information

The following table sets forth certain historical per share data of Atlas and combined per share data of Atlas and Select Staffing on an unaudited pro forma combined basis giving effect to the transactions described in the “Unaudited Pro Forma Condensed Combined Financial Statements,” including the notes thereto. The information in the table should be read in conjunction with the audited and unaudited combined financial statements of Select Staffing and Atlas, including the notes thereto included in this proxy statement, as well as the Unaudited Pro Forma Condensed Combined Financial Statements and notes thereto included elsewhere herein. The unaudited pro forma information provided below is for illustrative purposes only. The companies may have performed differently had they always been combined. You should not rely on this information as being indicative of the historical results that would have been achieved had the companies always been combined or the future results that we will experience after the Merger.

The pro forma table has been prepared using two different assumed levels of approval of the acquisition by Atlas stockholders, as follows: (1) maximum approval, which assumes that none of our stockholders exercise their conversion rights; and (2) minimum approval, which assumes that stockholders holding 5,999,999 of our Public Shares exercise their conversion rights.

	As of and for the Nine Months Ended September 30, 2009	As of and for the Year Ended December 31, 2008
Atlas — Historical:
Net income (loss) per common share not subject to possible conversion — Basic	$(0.03)	$0.06
Net income (loss) per common share not subject to possible conversion — Diluted	$(0.03)	$0.05
Cash dividends declared per common share	—	—
Book value per common share	$5.27	$5.29

	As of and for the Nine Months Ended September 30, 2009		As of and for the Year Ended December 31, 2008
	Maximum Approval	Minimum Approval	Maximum Approval	Minimum Approval
Pro Forma Combined:
Net loss per common share — Basic and Diluted	$(0.24)	$(0.28)	$(0.91)	$(1.03)
Book value (deficit) per common share	$1.00	$(0.16)

RISK FACTORS

Investing in our securities involves a high degree of risk. You should carefully consider the following risk factors, together with all of the other information included in this proxy statement and the annexes hereto, before you decide whether to vote or instruct your vote to be cast to approve the proposals described in this proxy statement. The risks and uncertainties described below are not the only risks and uncertainties facing Select Staffing or our company in the future. Additional risks and uncertainties not presently known or that are currently considered to be immaterial may also materially and adversely affect Select Staffing’s business operations or our business operations or stock price following the Merger. If any of the following risks or uncertainties occurs, our business, financial condition or operating results could materially suffer. In that event, the trading price of your common stock could decline and you may lose all or part of your investment.

Risks Relating to Select Staffing’s Industry

The temporary staffing industry is highly competitive with low barriers to entry, and Select Staffing may be unable to compete successfully against existing or new competitors.

The temporary staffing industry is highly competitive with limited barriers to entry. Select Staffing competes in national, regional and local markets with full-service and specialized temporary staffing companies. While the majority of Select Staffing’s competitors are significantly smaller than Select Staffing, several competitors, including Kelly Services, Inc., Adecco S.A., Manpower, Inc., Randstad Holding N.V., Spherion Corporation, Allegis Group, and Robert Half International, Inc., have substantial marketing and financial resources. In particular, Kelly Services, Inc., Adecco S.A., Manpower, Inc., and Randstad Holding N.V. are considerably larger than Select Staffing and have significantly more marketing and financial resources than Select Staffing does. Price competition in the staffing industry is intense, particularly for the placement of temporary employees in light industrial and clerical/administrative positions. Select Staffing expects that the level of competition will remain high, which could limit its ability to maintain or increase its market share or profitability.

There has been a significant increase in the number of customers consolidating their staffing services purchases with a single provider or small group of providers. The trend to consolidate purchases provides a competitive advantage to larger companies and, accordingly, has in some cases made it more difficult for Select Staffing to obtain or retain customers. Select Staffing also faces the risk that its current or prospective customers may decide to provide similar services internally. As a result, there can be no assurance that Select Staffing will not encounter increased competition in the future.

The temporary staffing industry is significantly affected by fluctuations in general economic conditions.

Demand for temporary staffing services is significantly affected by the general level of economic activity and unemployment in the United States. When economic activity increases, temporary employees are often added before full-time employees are hired. As economic activity slows, however, many companies reduce their use of temporary employees before laying off full-time employees. Select Staffing may also experience more competitive pricing pressure during periods of economic downturn. Any significant economic downturn is reasonably likely to have a material adverse effect on Select Staffing’s business, financial condition and results of operations. For 2009, the already-weak economic conditions and employment trends in the United States, present at the start of the year, have continued to worsen as the year has progressed. Select Staffing cannot predict when the economy will begin to recover or when and to what extent conditions affecting the temporary staffing industry will improve. Select Staffing also cannot ensure that the actions it has taken or may take in the future in response to these challenges will be successful or that its business, financial condition or results of operations will not continue to be adversely impacted by these conditions.

The temporary staffing industry is also affected by seasonal fluctuations which makes management of Select Staffing’s working capital more challenging and could adversely impact Select Staffing’s financial position.

The temporary staffing industry is subject to seasonality. Demand for temporary staffing services is typically highest during the fourth calendar quarter primarily due to customer planning cycles and typically lowest in the first calendar quarter primarily due to customer shutdowns during and after the holiday season. As a result of these factors, Select Staffing has experienced and expects to continue to experience significant fluctuations in its period-to-period operating results making it more challenging for Select Staffing to manage its working capital needs. If Select Staffing fails to adequately manage its working capital to account for these period-to-period fluctuations, its financial position could be adversely impacted.

Temporary staffing services providers depend on their ability to attract and retain qualified temporary employees.

Temporary staffing services providers depend on their ability to attract qualified temporary employees who possess the skills and experience necessary to meet the staffing requirements of their customers. As a result, Select Staffing must continually evaluate and upgrade its base of available qualified temporary employees through recruiting and training programs to keep pace with changing customer needs and emerging technologies and to replace a substantial number of its temporary employees that accept full-time employment with its customers. Competition for individuals with proven professional skills, particularly temporary employee candidates with accounting and technical skills, is intense, and demand for these individuals is expected to remain strong for the foreseeable future. There can be no assurance that qualified temporary employee candidates will continue to be available in sufficient numbers and on terms of employment acceptable to Select Staffing. Select Staffing’s success is substantially dependent on its ability to recruit and retain qualified temporary employees to meet client needs.

Temporary staffing services providers are exposed to employment-related claims and losses, including class action lawsuits, that could have a material adverse effect on their businesses.

Temporary staffing services providers employ and assign personnel in the workplaces of other businesses. The risks of these activities sometimes give rise to claims relating to:

•	discrimination and harassment;

•	wrongful termination or denial of employment;

•	violations of employment rights related to employment screening or privacy issues;

•	workers’ compensation;

•	classification of employees including independent contractors;

•	employment of illegal aliens;

•	violations of wage and hour requirements;

•	retroactive entitlement to employee benefits; and

•	errors and omissions by temporary employees.

Temporary staffing services providers are also subject to potential risks relating to misuse of customer proprietary information, misappropriation of funds, damage to customer facilities due to negligence of temporary employees, criminal activity and other similar claims. As a result, Select Staffing may incur fines and other losses or negative publicity with respect to these problems. In addition, these claims may give rise to litigation, which could be time-consuming and expensive. In the United States, new employment and labor laws and regulations have been proposed or adopted that may increase the potential exposure of employers to employment-related claims and litigation. There can be no assurance that the corporate policies Select Staffing has in place to help reduce its exposure to these risks will be effective or that Select Staffing will not experience losses as a result of these risks. There can also be no assurance that the insurance policies Select Staffing has purchased to insure against certain risks will be adequate or that insurance coverage will remain available on reasonable terms or be sufficient in amount or scope of coverage.

Temporary staffing services providers are exposed to credit risks on collections from their customers due to, among other things, their assumption of the obligation to make wage, tax and regulatory payments to their temporary employees.

As with other temporary staffing services providers, Select Staffing is exposed to the credit risk of its customers. Temporary employees are typically paid on a weekly basis while payments from customers are often received 30 to 60 days after billing. Select Staffing generally assumes responsibility for and manages the risks associated with its payroll obligations, including liability for payment of salaries and wages, payroll taxes as well as group health insurance. These obligations are fixed and become a liability of Select Staffing, whether or not the associated client to whom these employees have been assigned makes payments required by its service agreement, which exposes Select Staffing to credit risks. Select Staffing attempts to mitigate these risks by billing its customers on a weekly basis. In addition, Select Staffing establishes an allowance for doubtful accounts for estimated losses resulting from the inability of its customers to make required and timely payments. Further, Select Staffing carefully monitors the timeliness of its customers’ payments and imposes strict credit standards. However, there can be no assurance that such steps will be effective in reducing these risks. Additionally, to the extent that recent turmoil in the credit markets makes it more difficult for some customers to obtain financing, those customers’ ability to pay could be adversely impacted, which in turn could have a material adverse effect on Select Staffing’s business, financial condition, or results of operations.

The temporary staffing industry is subject to extensive government regulation, which may restrict the types of employment services Select Staffing is permitted to offer or result in additional or increased tax or other costs that reduce its revenues and earnings.

The temporary staffing industry is heavily regulated. Changes in laws or government regulations may result in prohibition or restriction of certain types of employment services Select Staffing is permitted to offer or the imposition of new or additional benefit, licensing or tax requirements that could reduce Select Staffing’s revenues and earnings. For example, pending health care reform legislation may subject Select Staffing to additional regulations and impose enhanced benefit requirements for temporary and regular staff employees which could increase its costs significantly. There can be no assurance that Select Staffing will be able to increase the fees charged to its customers in a timely manner and in a sufficient amount to cover increased costs as a result of any changes in laws or government regulations. Any future changes in laws or government regulations may make it more difficult or expensive for Select Staffing to provide staffing services and could have a material adverse effect on its business, financial condition and results of operations.

Risks Relating to Select Staffing’s Business

Select Staffing may be unsuccessful consummating future acquisitions, which could adversely affect its ability to expand its market share in the future.

One of Select Staffing’s primary business strategies is based on expanding U.S. market share through acquisitions. Select Staffing’s ability to consummate acquisitions in the future may be limited by a lack of attractive acquisition targets and competition to acquire such targets from other temporary staffing companies. In addition, Select Staffing may have insufficient access to liquidity or other resources to consummate future acquisitions. For example, in 2002, in light of the then-challenging economic climate, Select Staffing faced increased challenges securing financing, and as a result, completed relatively fewer and smaller acquisitions. If Select Staffing’s strategy to expand US market share through future acquisitions is unsuccessful, its ability to maintain and grow current market share, revenues and overall profitability could be adversely affected.

Managing or integrating past and future acquisitions may strain Select Staffing’s resources and could have a material adverse effect on its business due to unexpected or underestimated costs.

Select Staffing has aggressively pursued acquisitions to augment organic growth. Since the early 1990’s, Select Staffing has completed over 70 acquisitions, and since 2006, has acquired five publicly traded staffing companies, including its most recent public company acquisition of Westaff, Inc. in March 2009. In addition, Select Staffing may make additional acquisitions in the future to expand its service offerings, broaden its customer base and/or expand its geographic presence.

Acquisitions involve a number of additional risks, including the diversion of management’s attention from Select Staffing’s existing operations, the failure to retain key personnel or customers of an acquired business, the assumption of unknown liabilities of the acquired business for which there are inadequate indemnifications, the potential impairment of acquired intangible assets, and the ability to successfully integrate the business. Select Staffing could experience financial or other setbacks if any of the businesses that it acquires have liabilities or problems of which it is not aware. For example, after completing a recent acquisition of a medium-sized company, Select Staffing discovered that the acquired company had not completed its own integration of several recent acquisitions. As a result, Select Staffing incurred greater than anticipated integration costs, and was required to devote greater than anticipated management time and resources to the integration process. Further, Select Staffing cannot provide assurances that any past and future acquired businesses will generate anticipated revenues or earnings. As a result, the anticipated benefits from acquisitions may not be achieved.

These risks could have a material adverse effect on Select Staffing’s business because they may result in substantial costs to Select Staffing and disrupt its business. In addition, future acquisitions could materially adversely effect Select Staffing’s business, financial condition, results of operations, and liquidity because they would likely result in the incurrence of additional debt or dilution, contingent liabilities, an increase in interest expense, and amortization expenses related to separately identified intangible assets. Possible impairment losses on goodwill and intangible assets with an indefinite life, or restructuring charges could also occur.

Select Staffing’s loss of major customers or the deterioration of those customers’ financial condition or prospects could have a material adverse effect on its business.

An element of Select Staffing’s business strategy includes serving large corporate customers through high-volume service agreements. While this element of Select Staffing’s strategy is intended to enable it to increase its revenues and earnings from its major corporate customers, the strategy also exposes Select Staffing to increased risks arising from the possible loss of major customer accounts. For example, in 2008, Select Staffing lost one of its top 20 customers to a competitor, which resulted in a loss of approximately $20 million in annual sales. In addition, some of Select Staffing’s customers are in industries, such as the automotive and manufacturing industries, that have experienced adverse business and financial conditions in recent years. Other customers are in industries that, because of technical or other innovations in those industries, require fewer temporary employees. For example, one of Select Staffing’s significant customers in the media replication business recently migrated certain of its processes from manual to digital and, as a result, requires fewer temporary employees. The deterioration of the financial condition or business prospects of Select Staffing’s customers could reduce their need for temporary employment services, and result in a significant decrease in the revenues and earnings Select Staffing derives from these customers.

In addition, during economic downturns companies may slow the rate at which they pay their vendors or become unable to pay their debts as they become due. If any of Select Staffing’s significant clients does not pay amounts owed to it in a timely manner or becomes unable to pay such amounts to Select Staffing at a time when it has substantial amounts receivable from such client, Select Staffing’s cash flow and profitability may suffer.

Most of Select Staffing’s customer contracts can be terminated by the customer without penalty, causing uncertainty with regard to future revenues and earnings.

Most of Select Staffing’s customer contracts can be terminated by the customer on short notice without penalty. Select Staffing’s customers are, therefore, not contractually obligated to continue to do business with Select Staffing in the future. Most commonly, customers provide Select Staffing with 30 days’ advance notice of termination. For example, one of Select Staffing’s customers in the insurance industry recently notified Select Staffing that it had determined to consolidate its temporary staffing with a different staffing provider, and provided Select Staffing with 30 days’ notice of the termination of its contract with Select Staffing. The ability of Select Staffing’s customers to terminate their contracts on short notice creates uncertainty with respect to the revenues and earnings Select Staffing may recognize with respect to its customer contracts. Select Staffing believes it is very likely that, in the ordinary course of business, customers will continue to terminate their contracts on short notice in the future.

Select Staffing’s failure or inability to perform under customer contracts could result in damage to its reputation and give rise to legal claims against it.

If customers are not satisfied with Select Staffing’s level of performance, its reputation in its industry may suffer, which could materially and adversely affect its business, financial condition, results of operations and cash flow. Certain areas of Select Staffing’s business require it to assume a greater level of responsibility for developing or maintaining processes on behalf of its customers. Many of these processes are critical to the operation of Select Staffing’s customers’ businesses. Select Staffing’s failure or inability to complete these engagements satisfactorily could have a material adverse effect on its customers’ operations and consequently may give rise to claims against it for actual or consequential damages or otherwise damage its reputation. Any of these claims could have a material adverse effect on Select Staffing’s business, financial condition or results of operations.

Select Staffing derives a significant portion of its revenue from franchise licensee operations.

Franchise licensee operations comprise a significant portion of Select Staffing’s revenues. During its fiscal year ended December 28, 2008, Select Staffing’s revenues from licensees represented approximately 11.7% of its total revenues. There can be no assurances that Select Staffing will be able to attract new licensees or that it will be able to retain its existing licensees. A significant loss of Select Staffing’s franchise licensees and any associated loss of customers and sales could have a material adverse effect on its results of operations.

Prior to consummation of the Merger, Select Staffing intends to forgive up to $87.8 million of certain related party loans, which will negatively impact the available cash and working capital of the combined company.

As described below under “Certain Relationships and Related Party Transactions — Select Staffing Related Party Transactions — Shareholder Loans to Entities Owned by D. Stephen Sorensen,” prior to the consummation of the Merger, Select Staffing intends to make an additional loan of up to $25.0 million to Par Alma Alliance, LLC, an entity wholly owned by D. Stephen Sorensen. The amount of the loan depends on Select Staffing’s capacity to make such loan and satisfy the maximum $528.0 million closing date debt condition under the Merger Agreement. The entire balance of this loan, anticipated to be between $48.6 million and $73.6 million, will be forgiven by Select Staffing prior to consummation of the Merger. The outlay of up to an additional $25.0 million and the inability to collect on the loan after it is forgiven will negatively impact Select Staffing’s liquidity. In addition, Select Staffing will not receive interest on these amounts, which equaled $3.6 million in Select Staffing’s 2008 fiscal year and $1.9 million for the period ended October 4, 2009. In addition to the forgiveness of the loan to Par Alma Alliance, LLC, Select Staffing intends to forgive related party receivables due from other affiliates of D. Stephen Sorensen prior to consummation of the Merger in an aggregate amount of approximately $6.6 million, consisting of $4.8 million of trade receivables and $1.7 million of other receivables. Furthermore, loans by Select Staffing to certain officers and employees to purchase restricted stock in an aggregate principal amount of approximately $7.6 million will be forgiven by Select Staffing prior to consummation of the Merger.

In lieu of forgiving the entire balance of the loan to Par Alma Alliance, LLC, the loans to other affiliates of D. Stephen Sorensen and the loans to officers and employees to purchase restricted stock prior to consummation of the Merger, Select Staffing may donate a portion of such loans to a public charity and forgive the remaining amounts.

Unexpected changes in Select Staffing’s workers’ compensation claims and benefit plans may negatively impact its financial condition.

Select Staffing self-insures, or otherwise bears financial responsibility for, a significant portion of claims under its workers’ compensation program and medical benefits plans. Unexpected changes in claim trends, including the severity and frequency of claims, actuarial estimates, and medical cost inflation could result in costs that are significantly different than initially reported. If future claims-related liabilities increase due to unforeseen circumstances, Select Staffing’s costs could increase significantly. There can be no assurance that Select Staffing will be able to increase the fees charged to its customers in a timely manner and in a sufficient amount to cover increased costs as a result of any changes in claims-related liabilities.

Select Staffing’s reserves for workers’ compensation claims may be inadequate to cover its ultimate liability, and it may incur additional charges if the actual amounts exceed the reserved amounts.

Select Staffing maintains reserves to cover its estimated liabilities for workers’ compensation claims based upon actuarial estimates of the future cost of claims and related expenses which have been reported but not settled, and that have been incurred but not yet reported. The determination of these reserves is based on a number of factors, including current and historical claims activity, medical cost trends and developments in existing claims. Reserves do not represent an exact calculation of liability and are affected by both internal and external events, such as adverse development on existing claims, changes in medical costs, claims handling procedures, administrative costs, inflation, legal trends and legislative changes. Reserves are adjusted as necessary to reflect new claims and existing claims development, and such adjustments are reflected in the results of the periods in which the reserves are adjusted. While Select Staffing believes its judgments and estimates are adequate, if its reserves are insufficient to cover its actual losses, an adjustment could be charged to expense that may be material to Select Staffing’s earnings.

Workers’ compensation costs for temporary employees may rise and reduce Select Staffing’s margins and require more liquidity.

Select Staffing is responsible for and pays workers’ compensation costs for its regular staff and temporary employees. At times, these costs have risen substantially as a result of increased claims, general economic conditions, increases in healthcare costs and government regulations. Should these costs increase in the future or should Select Staffing be required to increase the amount of collateral it provides to its insurer to backstop its obligations under its workers’ compensation policies, there can be no assurance that Select Staffing will be able to either increase the fees charged to its customers to recoup these costs or access alternative sources of liquidity. In such event, Select Staffing’s results of operations, financial condition, and liquidity could be adversely affected.

The cost of unemployment insurance for temporary employees may rise and reduce Select Staffing’s margins.

Select Staffing is responsible for and pays unemployment insurance premiums for its temporary and regular employees. At times, these costs have risen as a result of increased claims, general economic conditions and government regulations. Should these costs continue to increase, there can be no assurance that Select Staffing will be able to increase the fees charged to its customers to keep pace with these increased costs and, as a result, Select Staffing’s results of operations, financial condition and liquidity could be adversely affected.

Select Staffing’s information technology systems are critical to the operations of its business.

Select Staffing’s information management systems are essential for data exchange and operational communications with branch offices spread across large geographical distances. Any future interruption, impairment or loss of data integrity or malfunction of these systems could severely impact Select Staffing’s business, especially its ability to timely and accurately pay employees and bill customers. For example, at various times over the course of 2009, Select Staffing’s information technology systems have intermittently lost capacity and/or accessibility in various regions at various times. During such disruptions in capacity and/or accessibility, Select Staffing’s productivity in affected areas was temporarily reduced. Select Staffing believes it is very likely that, in the ordinary course of business, it will continue to experience similar such disruptions to capacity and/or accessibility in the future.

Select Staffing’s investment in Oracle’s PeopleSoft product may not yield its intended results.

In the third quarter of 2009, Select Staffing began to replace its payroll, billing, accounts receivable, and front office information systems with a fully-integrated product using Oracle’s PeopleSoft human resources management system and customer relationship management software. To date, Select Staffing has several modules in production including staff payroll operations. Select Staffing is currently implementing the remaining components, including front office procedures and contract labor payroll and billing. There is a chance of technical issues after conversion that are not detected during the testing phases. These issues can affect both the payroll and billing systems. Any future interruption, impairment, or loss of data integrity or malfunction of these systems could severely impact Select Staffing’s business, especially its ability to timely and accurately pay employees and bill customers. There is a risk that if the remaining modules are not completed or the cost of completion is prohibitive, an impairment charge relating to all or a portion of the capitalized cost of the in-process modules could be required.

Damage to Select Staffing’s key data centers could affect its ability to sustain critical business applications.

Many business processes critical to Select Staffing’s continued operation are housed in Select Staffing’s data center situated within the corporate headquarters complex as well as regional data centers in El Paso, Texas; Tampa, Florida; Shelby Township, Michigan; and Salt Lake City, Utah. Those processes include, but are not limited to, payroll, customer reporting and order management. While Select Staffing has taken steps to protect its operations, the loss of a data center would create a substantial risk of business interruption.

Select Staffing may experience business interruptions that could have an adverse affect on its operations.

Select Staffing could be negatively affected by natural disasters, severe weather, fire, power loss, telecommunications failures, hardware or software malfunctions and break-downs, computer viruses or similar events. Although Select Staffing has disaster recovery plans in place, it may not be able to adequately execute these plans in a timely fashion. If Select Staffing’s critical information systems fail or are otherwise unavailable, this could temporarily impact its ability to pay employees, bill customers, service customers, maintain billing and payroll records reliably, and pay taxes, which could adversely affect its revenues, operating expenses and financial condition. A prolonged outage could seriously impact Select Staffing’s ability to service customers or hire temporary employees and could seriously threaten the organization. For example, in the spring of 2009, fires in Santa Barbara County, California resulted in the California Governor declaring a State of Emergency. Select Staffing’s headquarters were evacuated, which resulted in a temporary decrease in productivity at the corporate level.

Improper disclosure of employee and client data could result in liability and harm Select Staffing’s reputation.

Select Staffing’s business involves the use, storage and transmission of information about its employees, its clients and employees of its clients. Select Staffing and its third party service providers have established policies and procedures to help protect the security and privacy of this information. It is possible that Select Staffing’s security controls over personal and other data and other practices it and its third party service providers follow may not prevent the improper access to or disclosure of personally identifiable or otherwise confidential information. Such disclosure could harm Select Staffing’s reputation and subject it to liability under its contracts and laws that protect personal data and confidential information, resulting in increased costs or loss of revenue. Further, data privacy is subject to frequently changing rules and regulations, which sometimes conflict among the various jurisdictions in which Select Staffing provides services. Select Staffing’s failure to adhere to or successfully implement processes in response to changing regulatory requirements in this area could result in legal liability or impairment to its reputation in the marketplace.

Select Staffing is highly dependent on its senior management and the continued performance and productivity of its local management and field personnel.

Select Staffing is highly dependent on the continued efforts of the members of its senior management, including its Chief Executive Officer, D. Stephen Sorensen, who has been with the company since 1987. Select Staffing is also highly dependent on the performance and productivity of its local management and field personnel. The loss of any of the members of Select Staffing’s senior management may cause a significant disruption in its business. In addition, the loss of any of Select Staffing’s local managers or field personnel may jeopardize existing customer relationships with businesses that use its services based on relationships with these individuals. The loss of the services of members of Select Staffing’s senior management could have a material adverse effect on its business.

Select Staffing has identified material weaknesses in its internal accounting controls.

Select Staffing has identified material weaknesses in its internal accounting controls. In November 2009, Select Staffing identified errors in previously issued financial statements as of and for the years ended December 28, 2008, December 30, 2007 and December 31, 2006. Select Staffing evaluated and corrected these errors through adjustments reflected in its restated historical consolidated financial statements in accordance with Statement of Financial Accounting Standards No. 154, “Accounting Changes and Error Corrections.” If Select Staffing is unable to remedy the weaknesses in its internal accounting controls, following the Merger we may be unable to meet our regulatory filing deadlines and, if not remediated, these deficiencies will have the potential to cause us to misstate our financial position or to miss a filing deadline.

Regulatory challenges to Select Staffing’s tax filing positions could result in additional taxes.

Select Staffing files tax returns with various governmental entities within the United States. The filings include returns with the Federal government, the states, and numerous cities, counties and municipalities. When Select Staffing prepares these tax filings, it is required to follow numerous and complex legal and technical requirements where interpretation of rules and regulations is required. Select Staffing believes that it has appropriately filed its tax returns and properly reported taxable transactions, but the final tax amounts are subject to regulatory audit and interpretation. Select Staffing believes it has established adequate reserves with respect to any tax liabilities that may arise in relation to these transactions should its position be successfully challenged by tax authorities, however, an unfavorable settlement could result in higher payments and additional charges to income above the amounts reserved. Select Staffing believes it is reasonably likely that it will face regulatory challenges in connection with future tax filings.

If Select Staffing’s S-Corporation status is successfully challenged for prior taxable years, Select Staffing will be subject to tax as a regular corporation and could face a substantial tax liability, which would reduce the amount of cash available to fund operations and for other corporate purposes.

In 1989, Koosharem Corporation made an election to be taxed as a Subchapter S corporation. S corporations are corporations that pass corporate income, losses, deductions, and credits through to their shareholders for federal income tax purposes. Shareholders of S corporations report the flow-through of income and losses on their personal tax returns and are assessed tax at their individual income tax rates. Accordingly, all items of income and gain have been reported on the federal income tax returns of Select Staffing’s stockholders. If the Internal Revenue Service were to successfully challenge Select Staffing’s S-corporation status for any prior taxable years, Select Staffing would be subject to federal income tax, including any applicable alternative minimum tax, on its taxable income for such taxable years at regular corporate rates, and dividends paid to Select Staffing’s stockholders during such taxable years would not be deductible by Select Staffing in computing its taxable income. Any resulting corporate tax liability could be substantial and would reduce the amount of cash available for operations, debt service, capital expenditures, and other corporate purposes, and could have a material adverse impact on Select Staffing’s financial condition. Upon consummation of the Merger, Select Staffing’s earnings will be subject to income taxation as a Subchapter C corporation.

Outsourcing certain aspects of Select Staffing’s business could result in disruption and increased costs.

Select Staffing has outsourced certain aspects of its business to third-party vendors, and may outsource additional aspects of its business in the future. Such outsourcing subjects Select Staffing to a variety of risks, including potential disruptions to its business and increased costs. For example, Select Staffing has engaged a third party to host and manage certain aspects of its data center information and technology infrastructure. Accordingly, Select Staffing is subject to the risks associated with the vendor’s ability to provide information technology services to meet its needs. Select Staffing’s operations will depend significantly upon such vendor’s ability to make its servers, software applications and websites available and to protect Select Staffing’s data from damage or interruption from human error, computer viruses, intentional acts of vandalism, labor disputes, natural disasters and similar events. If the cost of hosting and managing certain aspects of Select Staffing’s data center information technology structure is more than expected, or if the vendor is unable to adequately protect Select Staffing’s data and information is lost or Select Staffing’s ability to deliver its services is interrupted, then its business and results of operations will be negatively impacted.

Risks Relating to Select Staffing’s Indebtedness

Select Staffing has a substantial amount of indebtedness, which could have a material adverse effect on its financial health and on its ability to obtain financing in the future and to react to changes in its business and which could adversely affect the price of its common stock.

Select Staffing has substantial indebtedness. As of October 4, 2009, after giving effect to the repayment of certain Select Staffing debt in connection with the Merger, Select Staffing would have had between approximately $364.9 and $379.9 million of total indebtedness. The exact amount will depend on the number of Public Shares with respect to which the holders elect to convert such Public Shares into a pro rata portion of our trust account as well as any changes in Select Staffing’s indebtedness between October 4, 2009 and the consummation of the Merger. In addition, subject to restrictions in Select Staffing’s debt instruments, it may incur additional indebtedness in the future. If new debt is added to Select Staffing’s current debt levels, the related risks that it now faces could intensify.

Select Staffing’s significant amount of debt could limit its ability to satisfy its obligations, limit its ability to operate its business and impair its competitive position. For example, it could:

•	adversely affect Select Staffing’s stock price;

•	make it more difficult for Select Staffing to satisfy its obligations under the credit facility;

•

increase Select Staffing’s vulnerability to adverse economic and general industry conditions, including interest rate fluctuations, because a portion of its borrowings are and will continue to be at variable rates of interest;

•

require Select Staffing to dedicate a substantial portion of its cash flow from operations to payments on its debt, which would reduce the availability of its cash flow from operations to fund working capital, capital expenditures or other general corporate purposes;

•	limit Select Staffing’s flexibility in planning for, or reacting to, changes in its business and industry;

•	place Select Staffing at a disadvantage compared to competitors that may have proportionately less debt; and

•	increase Select Staffing’s cost of borrowing.

In addition, Select Staffing cannot provide assurances that it will be able to refinance any of its debt or that it will be able to refinance its debt on commercially reasonable terms. If Select Staffing were unable to make payments or refinance its debt or obtain new financing under these circumstances, it would have to consider other options, such as:

•	sales of assets;

•	sales of equity;

•	negotiations with Select Staffing’s lenders to restructure the applicable debt; or

•	restructuring its debt through a chapter 11 bankruptcy or similar insolvency proceeding.

Select Staffing’s credit facility may restrict, or market or business conditions may limit, its ability to use some of its options.

Select Staffing may be required to curtail growth or scale back activities if additional financing is unavailable or Select Staffing is unable to achieve projected operating results.

If Select Staffing is unable to achieve projected operating results and/or obtain such additional financing if and when needed, Select Staffing will be required to curtail growth plans and significantly scale back activities. No assurances can be given that Select Staffing will achieve increased revenues. If adequate funds are not available or are not available on acceptable terms, Select Staffing’s ability to finance its core development and revenue activities could be significantly limited. Select Staffing currently expects that the proposed Merger, as well as the proposed amendments to is first and second lien agreements, will provide sufficient cash to fund its projected operations for the immediately foreseeable future and is confident that additional financing will be available if and when needed.

Select Staffing’s credit facility may restrict its current and future operations.

Select Staffing’s credit facility imposes significant operating and financial restrictions on Select Staffing and its subsidiaries. These restrictions limit Select Staffing’s ability and the ability of its subsidiaries to, among other things:

•	incur or guarantee additional debt, incur liens, or issue disqualified or preferred stock;

•	declare or make distributions to its stockholders, repurchase equity or prepay subordinated debt;

•	make loans and certain investments;

•	enter into transactions with affiliates;

•	enter into mergers, acquisitions and other business combinations;

•	consolidate or sell all or substantially all assets;

•	amend or modify its governing documents;

•	engage in businesses other than its business as currently conducted; and

•	pay dividends or make other payments to Select Staffing.

In addition to the covenants listed above, Select Staffing’s credit facility requires Select Staffing, under certain circumstances, to meet specified financial ratios. Any of these restrictions could limit its ability to plan for or react to market conditions or meet extraordinary capital needs and could otherwise restrict corporate activities. Select Staffing’s ability to comply with these covenants may be affected by events beyond its control, and an adverse development affecting its business could require it to seek waivers or amendments of covenants, alternative or additional sources of financing or reductions in expenditures. Select Staffing cannot provide assurances that these waivers, amendments or alternative or additional financings could be obtained, or if obtained, would be on terms acceptable to Select Staffing.

A breach of any of the covenants or restrictions contained in any of Select Staffing’s existing or future financing agreements, including its inability to comply with the financial covenants in the credit facility, could result in an event of default under those agreements. Select Staffing’s default could allow the lenders under its financing agreements, if the agreements so provide, to discontinue lending, to accelerate the related debt as well as any other debt to which a cross acceleration or cross default provision applies, and to declare all borrowings outstanding under its financing arrangements to be due and payable. In addition, the lenders could terminate any commitments they had made to supply Select Staffing with further funds or significantly increase the cost of Select Staffing’s debt. If the lenders require immediate repayments, Select Staffing will not be able to repay them in full and may be forced to restructure its debt through a chapter 11 bankruptcy or similar insolvency proceeding.

Select Staffing’s first lien credit agreement matures June 2014. If Select Staffing is unable to extend or refinance that credit agreement or the terms applicable to any extension or refinancing are unfavorable, Select Staffing’s financial condition may be materially adversely affected. In those circumstances, there can be no assurance that we or Select Staffing would have sufficient liquidity to repay or refinance such indebtedness at favorable rates or at all.

Substantially all of Select Staffing’s assets are pledged as collateral under the credit facility.

As of October 4, 2009, Select Staffing had approximately $535.5 million of outstanding indebtedness under its first and second lien credit facilities. Substantially all of Select Staffing’s assets are pledged as collateral for these borrowings. As of October 4, 2009, Select Staffing’s revolving credit facility permitted minimal additional borrowings under the borrowing base as of that date. Furthermore, all of Select Staffing’s wholly-owned domestic subsidiaries are guarantors of Select Staffing’s indebtedness. Substantially all of their respective assets are pledged as collateral for these guarantees. If Select Staffing is unable to repay all secured borrowings when due, whether at maturity or if declared due and payable following a default, the lenders would have the right to proceed against the collateral pledged to the indebtedness and may sell the assets pledged as collateral in order to repay those borrowings, which could have a material adverse effect on Select Staffing’s business, financial condition, results of operations or cash flows. A significant portion of Select Staffing’s pledged collateral consists of accounts receivable. If Select Staffing’s creditors were to foreclose on this collateral, such foreclosure could result in significant damage to Select Staffing’s relationships with key customers. In addition, any default by Select Staffing under any of its material indebtedness could hinder future extensions of credit with key suppliers and vendors.

Risks Relating to the Combined Company Following the Merger

D. Stephen Sorensen will have significant influence over us after the Merger, and he could delay, deter, or prevent a change of control or other business combination or otherwise cause us to take action with which you might not agree.

Following the consummation of the Merger, D. Stephen Sorensen, Select Staffing’s Chairman and Chief Executive Officer, will beneficially own approximately 44% of our common stock (assuming that there is no adjustment related to Select Staffing’s level of debt prior to the Merger, that all of our outstanding warrants are converted into an aggregate of 1,677,000 shares of our common stock, that none of the potential 6.0 million of earnout shares are issued pursuant to the Merger Agreement, that holders of 5,999,999 Public Shares elect to convert such shares into a pro rata portion of our trust account, and that 7.8 million shares of our Series A preferred stock are issued to Select Staffing’s second lien lenders). Mr. Sorensen’s percentage ownership will increase if Select Staffing has debt in an amount between $518.0 million and $505.0 million immediately prior to the closing. Because of his significant ownership of our stock following the Merger, as well as his position as our Chief Executive Officer, Mr. Sorensen will have significant influence over our affairs, including our decision to enter into any corporate transaction, and may have the ability to prevent any transaction that requires the approval of stockholders, regardless of whether or not other stockholders believe that such a transaction is in their own best interests. Such concentration of voting power could also have the effect of delaying, deterring, or preventing a change of control or other business combination that might otherwise be beneficial to our stockholders or could limit the price that some investors might be willing to pay in the future for shares of our common stock. The interests of Mr. Sorensen may not always coincide with our interests as a company or the interests of our other stockholders. Accordingly, Mr. Sorensen could cause us to enter into transactions or agreements that you would not approve or make decisions with which you may disagree.

We could become be a “controlled company” within the meaning of the rules of the New York Stock Exchange and, as a result, could qualify for, and may rely on, exemptions from certain corporate governance standards, which may limit the presence of independent directors on our board of directors or board committees.

Depending on Select Staffing’s level of debt immediately prior to the Merger and the number of Public Shares that are converted into a pro rata portion of our trust account, if Mr. Sorensen purchases an insignificant amount of our common stock, Mr. Sorensen may then beneficially own more than 50% of our stock following the Merger. In such event, we would be a “controlled company” for purposes of Section 303A of the New York Stock Exchange Listed Company Manual and we would be exempt from certain governance requirements otherwise required by the New York Stock Exchange. Under Section 303A, a company of which more than 50% of the voting power is held by an individual, a group or another company is a “controlled company” and is exempt from certain corporate governance requirements, including requirements that (1) a majority of the board of directors consist of independent directors, (2) compensation of officers be determined or recommended to the board of directors by a majority of its independent directors or by a compensation committee that is composed entirely of independent directors, and (3) director nominees be selected or recommended for selection by a majority of the independent directors or by a nominating/corporate governance committee composed solely of independent directors. Although we initially expect and intend that a majority of our board of directors will consist of independent directors, we cannot provide assurances that we will not rely on the exemption from this requirement in the future. In such case, the procedures for approving significant corporate decisions could be determined by directors who have a direct or indirect interest in such decisions and our stockholders will not have the same protections afforded to stockholders of other companies that are required to comply with the independence rules of the New York Stock Exchange.

Select Staffing has never operated as a public company. Fulfilling our obligations as a public company after the acquisition will be expensive and time consuming.

Select Staffing, as a private company, has not been required to prepare or file periodic and other reports with the SEC under applicable U.S. federal securities laws or to comply with the requirements of U.S. federal securities laws applicable to public companies, such as Section 404 of the Sarbanes-Oxley Act of 2002. Although Select Staffing maintains separate legal and compliance and internal audit functions, and we have maintained disclosure controls and procedures and internal control over financial reporting as required under U.S. federal securities laws with respect to our activities, neither Select Staffing nor we have been required to establish and maintain such disclosure controls and procedures and internal controls over financial reporting as will be required with respect to a public company with substantial operations.

Under the Sarbanes-Oxley Act of 2002 and the related rules and regulations of the SEC, as well as the rules of the NYSE Amex, where we are currently listed, and the New York Stock Exchange, where we intend to apply for listing if the Merger is consummated, we will be required to implement additional corporate governance practices and adhere to a variety of reporting requirements and accounting rules. Compliance with these obligations will require significant time and resources from our management and our finance and accounting staff, may require additional staffing and infrastructure, and will significantly increase our legal, insurance and financial compliance costs. As a result of the increased costs associated with being a public company after the acquisition, our operating income as a percentage of revenue is likely to be lower.

We must comply with Section 404 of the Sarbanes-Oxley Act of 2002 with respect to the combined company in a relatively short timeframe.

After the Merger, Section 404 of the Sarbanes-Oxley Act of 2002 will require us to document and test the effectiveness of our internal controls over financial reporting in accordance with an established control framework and to report on our management’s conclusion as to the effectiveness of these internal controls over financial reporting with respect to the combined company beginning with the fiscal year ending December 26, 2010. We will also be required to have an independent registered public accounting firm test the internal controls over financial reporting and report on the effectiveness of such controls for the fiscal year ending December 26, 2010 and subsequent years. Any delays or difficulty in satisfying these requirements could adversely affect our future results of operations and our stock price.

We may incur significant costs to comply with these requirements. We may in the future discover areas of internal controls over financial reporting that need improvement, particularly with respect to any businesses acquired by Select Staffing in recent periods or by us in the future. There can be no assurance that remedial measures will result in adequate internal controls over financial reporting in the future. Any failure to implement the required new or improved controls, or difficulties encountered in their implementation, could materially adversely affect our results of operations or could cause us to fail to meet our reporting obligations. If we are unable to conclude that we have effective internal controls over financial reporting, or if our auditors are unable to provide an unqualified report regarding the effectiveness of our internal controls over financial reporting as required by Section 404, investors may lose confidence in the reliability of our financial statements, which could result in a decrease in the value of our securities. In addition, failure to comply with Section 404 could potentially subject us to sanctions or investigation by the SEC or other regulatory authorities.

Certain provisions in our organizational documents and Delaware law will make it difficult for someone to acquire control of us.

Provisions in our organizational documents will make it more difficult and expensive for a third party to acquire control of us even if a change of control would be beneficial to the interests of our stockholders. For example, our organizational documents prohibit actions by our stockholders by written consent and authorize the issuance of preferred shares that could be issued by our board of directors to thwart a takeover attempt. Certain provisions of Delaware law may also delay or prevent a transaction that could cause a change in our control. The market price of our shares could be adversely affected to the extent that provisions of our organizational documents discourage potential takeover attempts that our stockholders may favor.

The price of our common stock after the Merger may be less than what you originally paid for your shares of common stock prior to the Merger.

The market for common shares of companies in the staffing services industry may be volatile. Our common stock after the Merger may trade at prices lower than what you originally paid for your shares of our common stock prior to the Merger.

The NYSE Amex may delist our securities or we may not satisfy the requirements for listing on the New York Stock Exchange, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

Our securities are listed on the NYSE Amex. We intend to seek to have our securities approved for listing on the New York Stock Exchange following consummation of the acquisition. We cannot assure you that our securities will continue to be listed on the NYSE Amex, as we might not meet certain continued listing standards such as income from continuing operations, or that our securities will be approved for listing on the New York Stock Exchange. Additionally, until such time as we voluntarily delist from the NYSE Amex in connection with the Merger, the NYSE Amex may require us to file a new initial listing application and meet its initial listing requirements as opposed to its more lenient continued listing requirements. We cannot assure you that we will be able to meet those initial listing requirements at that time.

If we fail to have our securities listed on the New York Stock Exchange, and the NYSE Amex delists our securities from trading, we could face significant consequences including:

•	a limited availability for market quotations for our securities;

•	reduced liquidity with respect to our securities;

•

a determination that our common stock is a “penny stock,” which will require brokers trading in our common stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our common stock;

•	limited amount of news and analyst coverage for our company; and

•	a decreased ability to issue additional securities or obtain additional financing in the future.

An active market for our common stock may not develop.

Our common stock is currently listed on the NYSE Amex. We intend to apply to have our shares of common stock listed on the New York Stock Exchange. However, we cannot assure you that our shares will be approved for listing on the New York Stock Exchange or, if approved, that a regular trading market of our shares will develop on that exchange or elsewhere or, if developed, that any market will be sustained. Accordingly, we cannot assure you of the likelihood that an active trading market for our shares will develop or be maintained, the liquidity of any trading market, your ability to sell your shares when desired, or at all, or the prices that you may obtain for your shares.

The value of our common stock may be adversely affected by market volatility.

Even if an active trading market develops, the market price of our shares may be highly volatile and could be subject to wide fluctuations. In addition, the trading volume in our shares may fluctuate and cause significant price variations to occur. If the market price of our shares declines significantly, you may be unable to resell your shares at or above your purchase price, if at all. We cannot assure you that the market price of our shares will not fluctuate or decline significantly in the future. Some of the factors that could negatively affect the price of our shares or result in fluctuations in the price or trading volume of our shares include:

•	actual or anticipated fluctuations in our quarterly and annual operating results and those of our publicly held competitors;

•	market conditions in the staffing services industry;

•	failure to meet analysts’ earnings estimates or failure to meet, or the lowering of, our own earnings guidance;

•	publication of research reports about us or the staffing services industry or the failure of securities analysts to cover our shares after the Merger;

•	additions or departures of our management and other key personnel;

•	adverse market reaction to any indebtedness we may incur or securities we may issue in the future;

•	actions by stockholders;

•	changes in market valuations of similar companies;

•	speculation in the press or investment community;

•	changes or proposed changes in laws or regulations or differing interpretations thereof affecting our business or enforcement of these laws and regulations, or announcements relating to these matters;

•	adverse publicity about the staffing services industry generally; and

•	general market and economic conditions.

If the Merger’s benefits do not meet the expectations of financial or industry analysts, the market price of our securities may decline.

The market price of our securities may decline as a result of the Merger if:

•	we do not achieve the perceived benefits of the Merger as rapidly, or to the extent anticipated by, financial or industry analysts; or

•	the effect of the Merger on our financial results is not consistent with the expectations of financial or industry analysts.

Accordingly, investors may experience a loss as a result of a decline in the market price of our securities. A decline in the market price of our securities also could adversely affect our ability to issue additional securities and our ability to obtain additional financing in the future.

Future sales of our common stock may cause the market price of our securities to drop significantly, even if our business is doing well.

In general, the current owners of Select Staffing will be able to sell the shares of our common stock they receive in connection with the Merger in the public market beginning on the first anniversary of the consummation of the Merger; provided, however, that such owners may be able to sell such shares prior to the first anniversary of the consummation of the Merger pursuant to an effective registration statement or qualification for an exemption from registration.

Certain current owners of Select Staffing and Select Staffing’s second lien lenders will be entitled to registration rights pursuant to agreements to be signed in connection with the transactions contemplated by the Merger Agreement. For example, we will be required to register up to 7.8 million shares of common stock issuable upon conversion of our Series A preferred stock held by the second lien lenders pursuant to a shelf registration within 45 days following the Merger and have agreed to participate in an underwritten secondary offering to sell such shares within the first year following the Merger. In addition, current owners of Select Staffing will be entitled to demand that we register up to 4.25 million shares of our common stock held by them during the first year following the Merger and such persons have additional demand registration rights thereafter, subject to certain limitations. Such persons will also have certain “piggyback” registration rights with respect to registration statements filed subsequent to the consummation of the Merger.

In addition, all of the 5,000,000 insider shares held by our founders were placed in escrow with American Stock Transfer & Trust Company, as escrow agent, until one year after the consummation of our initial business combination. Our founders have agreed to surrender one million shares of common stock. Such shares may be released from escrow earlier than the first anniversary of the Merger if, prior to such time, (i) the last sales price of our common stock equals or exceeds $18.00 per share (as adjusted for any stock splits) for any 20 trading days within any 30-trading-day period; or (ii) we consummate a subsequent liquidation, merger, stock exchange or other similar transaction that results in all of our stockholders having the right to exchange their shares of common stock for cash, securities or other property. Our founders are entitled to make a demand that we register the resale of their initial shares at any time commencing three months prior to the date on which their shares are released from escrow. If such individuals exercise their registration rights with respect to all of their securities, then there will be approximately 4.0 million additional shares of common stock eligible for trading in the public market. The presence of these additional securities trading in the public market may have an adverse effect on the market price of our securities.

We will have less cash to repay indebtedness and for working capital following the Merger if a significant percentage of our stockholders exercise their conversion rights in connection with the Merger, which may adversely affect our business and future operations.

Pursuant to our charter, holders of Public Shares may vote against the Merger Proposal (or, if the Pre-Closing Charter Amendment Proposal is approved, may vote for or against the Merger Proposal) and demand that we convert their shares into a pro rata portion, calculated as of two business days prior to the anticipated consummation of the Merger, of our trust account where a substantial portion of the net proceeds of our initial public offering are held. Any such conversions would reduce the amount held in our trust account to repay Select Staffing indebtedness and for working capital following the Merger. We will not consummate the Merger if holders of 6,000,000 or more Public Shares exercise their conversion rights.

The funds held in our trust account released upon consummation of the Merger will be used: (i) to pay our tax obligations and deferred underwriting discounts and commissions; (ii) to pay our transaction and other expenses and other accrued liabilities; (iii) to repay certain outstanding Select Staffing indebtedness; and (iv) for our and Select Staffing’s working capital and general corporate purposes. If holders of 30% less one share of the Public Shares seek to exercise their conversion rights, the maximum potential conversion cost would be approximately $60 million. Accordingly, following the Merger, we expect that we will have approximately $125 million to $185 million available to reduce Select Staffing’s indebtedness and for working capital and general corporate purposes following the Merger. If and to the extent our stockholders exercise their conversion rights, our indebtedness will increase and our working capital will decrease, thereby intensifying the risks described in “— Risks Relating to Select Staffing Indebtedness.”

Our stockholders at the time of the Merger who purchased units in our initial public offering and do not properly exercise their conversion rights may have rescission rights and related claims.

Some aspects of the Merger and other matters described in this proxy statement were not described in the prospectus issued by us in connection with our January 2008 initial public offering. These include that we may seek to extend conversion rights to holders of Public Shares who vote in favor of a business combination, that we may seek to amend the terms of the warrant agreement governing our warrants, and that we may use a portion of the funds in our trust account to purchase Public Shares other than from holders who have voted against a business combination and demanded that their Public Shares be converted into a pro rata portion of our trust account. Consequently, the Pre-Closing Charter Amendment Proposal, the conversion of our outstanding warrants into our stock or our possible direct or indirect use of funds in our trust account to secure approval of the Merger by our stockholders, might be grounds for our stockholders who purchased units in our initial public offering, and who still hold their units at the time of the Merger, without seeking to convert their shares into a pro rata portion of our trust account to seek rescission of their purchase of the units that they acquired in our initial public offering. A successful claimant for damages under federal or state law could be awarded an amount to compensate for the decrease in value of such holder’s securities caused by the alleged violation (including, possibly, punitive damages), together with interest, while retaining the securities.

These rescission claims may entitle stockholders asserting them to up to $10.00 per share, based on the initial offering price of the units sold in our initial public offering, each comprised of one share of common stock and one warrant to purchase an additional share of common stock, less any amount received from the sale or fair market value of the original warrants purchased as part of the units, plus interest from the date of our initial public offering. In the case of holders of Public Shares, this amount may be more than the pro rata portion of our trust account to which they are entitled upon exercise of their conversion rights or upon our liquidation.

Risks Relating to the Merger

Our current directors and executive officers have certain interests in consummating the Merger that may have influenced their decision to approve the business combination with Select Staffing.

Our founders, including our current directors and executive officers, not only approved the Merger but were solely responsible for evaluating the fairness of the transaction and whether the value of Select Staffing equaled at least 80% of our net assets (excluding deferred underwriting discounts and commissions). Our founders beneficially own initial shares that were purchased prior to the consummation of our initial public offering for an aggregate purchase price of $20,000, or approximately $0.004 per share. Our founders are not entitled to receive any of the cash proceeds that may be distributed upon our liquidation with respect to shares they acquired prior to our initial public offering. Additionally, our founders purchased 5,800,000 insider warrants for an aggregate purchase price of $5,800,000, or $1.00 per warrant, in a private placement that occurred immediately prior to our initial public offering. Additionally, James N. Hauslein and Gaurav V. Burman purchased an additional aggregate of approximately 1,100,000 warrants in open market transactions following our initial public offering. Therefore, if the Merger is not approved and we do not consummate another business combination by February 16, 2016 and we are forced to liquidate, such initial shares and the warrants held by our founders will be worthless. As of January 15, 2010, the record date for the special meeting, our founders held $[            ] in common stock (based on $[            ], the closing price of our common stock on the record date) and $[            ] in warrants (based on $[            ], the closing price of our warrants on the record date).

Additionally, the transactions contemplated by the Merger Agreement provide that James N. Hauslein and Gaurav V. Burman will be directors of our company after the closing of the Merger. As such, in the future Messrs. Hauslein and Burman will receive any cash fees, stock options or stock awards that our board of directors determines to pay to its other non-executive directors.

These financial interests of our founders may have influenced their decision to pursue the Merger. In considering the recommendations of our board of directors to vote for the Merger Proposal and other proposals, you should consider these interests.

The exercise of discretion by our directors and officers in agreeing to changes to the terms of or waivers of closing conditions in the Merger Agreement may result in a conflict of interest when determining whether such changes to the terms of the Merger Agreement or waivers of conditions are appropriate and in the best interests of our stockholders.

In the period leading up to the closing of the Merger, events may occur that, pursuant to the Merger Agreement, would require us to agree to amend the Merger Agreement, to consent to certain actions taken by Select Staffing or to waive rights that we are entitled to under the Merger Agreement. Such events could arise because of changes in the course of Select Staffing’s business, a request by Select Staffing to undertake actions that would otherwise be prohibited by the terms of the Merger Agreement, or the occurrence of other events that would have a material adverse effect on Select Staffing’s business and would entitle us to terminate the Merger Agreement. In any of such circumstances, it would be in our discretion, acting through our board of directors, to grant our consent or waive our rights. The existence of the financial and personal interests of the directors described elsewhere in this proxy statement may result in a conflict of interest on the part of one or more of the directors between what he may believe is best for our company and our stockholders and what he may believe is best for himself in determining whether or not to take the requested action. As of the date of this proxy statement, we do not believe there will be any changes or waivers that our directors and officers would be likely to make after stockholder approval of the Merger has been obtained. While certain changes could be made without further stockholder approval, some changes could have a material or fundamental impact on our stockholders or warrantholders. If material or fundamental changes are in fact made after the date of this proxy statement, we would be required to immediately disclose such changes in a press release and in a Current Report on Form 8-K filed with the SEC.

If our due diligence investigation of Select Staffing was inadequate, then our stockholders could lose some or all of their investment.

Even though we conducted a due diligence investigation of Select Staffing, we cannot be sure that our diligence surfaced all material issues that may be present inside Select Staffing or its business, or that it would be possible to uncover all material issues through a customary amount of due diligence, or that factors outside of Select Staffing and its business and outside of its control will not arise later.

Our board of directors did not obtain a fairness opinion in determining whether or not to proceed with the transaction with Select Staffing and, as a result, the terms may not be fair from a financial point of view to our public stockholders.

In analyzing the transaction with Select Staffing, our board of directors conducted significant due diligence on Select Staffing. For a complete discussion of the factors utilized by our board in approving the Merger, see the section entitled “Proposals to be Considered by Atlas Stockholders — The Merger Proposal — Atlas’ Board of Directors’ Reasons for the Approval of the Merger.” Our board of directors believes that, because of the financial skills and background of its directors, it was qualified to assess the merits of the Merger and to determine that Select Staffing’s fair market value was at least 80% of our net assets (excluding deferred underwriting discounts and commissions). Notwithstanding the foregoing, our board of directors did not obtain a fairness opinion to assist it in its determination. Accordingly, our board of directors may be incorrect in its assessment of the transaction.

If our stockholders fail to comply with the conversion requirements specified in this proxy statement, they will not be entitled to convert their shares of common stock into a pro rata portion of our trust account.

Holders of our Public Shares who affirmatively vote against the Merger Proposal (or, if the Pre-Closing Charter Amendment Proposal is approved, vote for or against the Merger Proposal) may demand that we convert their shares into a pro rata portion of our trust account, calculated as of two business days prior to the anticipated consummation of the Merger. Our stockholders who seek to exercise this conversion right must affirmatively vote against the Merger Proposal (or, if the Pre-Closing Charter Amendment Proposal is approved, vote for or against the Merger Proposal) and deliver their stock (either physically or electronically) to our transfer agent prior to the special meeting of stockholders. Any stockholder who fails to vote against the Merger Proposal (or, if the Pre-Closing Charter Amendment Proposal is approved, vote for or against the Merger Proposal) or who fails to deliver his or her stock certificates will not be entitled to convert his or her shares into a pro rata portion of our trust account. See the section entitled “Special Meeting of Atlas Warrantholders and Special Meeting of Atlas Stockholders — Conversion Rights” for additional information on how to exercise your conversion rights.

Our stockholders who wish to convert their shares into a pro rata portion of our trust account must comply with specific requirements for conversion that may make it more difficult for them to exercise their conversion rights prior to the deadline for exercising conversion rights.

We will require holders of Public Shares who wish to convert their shares into a pro rata portion of our trust account to tender their certificates to our transfer agent prior to the special meeting of stockholders or to deliver their shares to our transfer agent electronically through the DTC DWAC System. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC and our transfer agent will need to act to facilitate this request. It is our understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, because we do not have any control over this process or over the brokers or DTC, it may take significantly longer than two weeks to obtain a physical stock certificate. If it takes longer than anticipated to obtain a physical certificate, stockholders who wish to convert their shares may be unable to obtain physical certificates by the deadline for exercising their conversion rights and thus will be unable to convert their shares.

We may take certain actions to secure approval of the Merger Proposal by our stockholders and you may not have time to consider these actions prior to submitting a proxy.

If holders of 30% or more of our Public Shares vote against the Merger Proposal (or, if the Pre-Closing Charter Amendment Proposal is approved, vote for or against the Merger Proposal) and seek conversion of their Public Shares into a pro rata portion of our trust account in accordance with our charter, we will not be permitted to consummate the Merger, even if the required vote for the Merger Proposal is received. Although there is no current intention to do so, to preclude such possibility, we, our founders, Select Staffing and/or our or their respective affiliates may negotiate agreements to provide for the purchase of Public Shares from certain holders who indicate their intention to vote against the Merger Proposal or otherwise wish to sell their Public Shares. As discussed elsewhere in this proxy statement, purchases pursuant to such agreements ultimately paid for with funds originating from our trust account would reduce the funds available to us after the Merger for repaying outstanding Select Staffing indebtedness and for working capital and general corporate purposes (in all events there will be sufficient funds available to us from our trust account to pay the holders of all Public Shares that are properly converted in connection with the Merger Proposal vote). Despite our obligation to report any such purchases with the SEC, stockholders may not have time to consider the impact of any such purchases prior to submitting a proxy (or if a proxy has already been submitted, may not have time to revoke or change such proxy).

Risks Relating to a Failure to Consummate the Merger

The financial statements included in this proxy statement do not take into account the consequences to us of a failure to complete a business combination by February 16, 2010.

The financial statements included in this proxy statement have been prepared assuming that we will continue as a going concern. As discussed elsewhere in this proxy statement, we are required to complete the Merger by February 16, 2010. The possibility of the Merger not being consummated raises substantial doubt as to our ability to continue as a going concern and the financial statements do not include any adjustments that might result from the outcome of this uncertainty.

If we do not complete the Merger and dissolve, payments from our trust account to you may be delayed.

We currently believe that any dissolution and plan of distribution subsequent to our current February 16, 2010 deadline would proceed in approximately the following manner:

•

our board of directors would, consistent with its obligations described in our charter and Delaware law, consider a resolution for us to dissolve and consider a resolution providing for our distribution which it may then vote to recommend to our stockholders; at such time it would also cause to be prepared a preliminary proxy statement relating to our dissolution as well as the board of directors’ recommendation of such plan;

•	upon such deadline, we would file our preliminary proxy statement with the SEC;

•

if the SEC does not review the preliminary proxy statement, then, approximately 10 days following our filing of the preliminary proxy statement, we will mail the definitive proxy statement to our stockholders, and 10 to 20 days thereafter we would convene a meeting of our stockholders, at which they will vote on our dissolution; and

•

if the SEC reviews the preliminary proxy statement, we currently estimate that we would receive their comments 30 days after our preliminary filing. We would mail the proxy statement to our stockholders following the conclusion of the SEC comment and review process (the length of which we cannot predict with any certainty, and which may be substantial) and we thereafter would convene a meeting of our stockholders at which they would either approve or reject our dissolution.

In the event we seek stockholder approval for our dissolution and do not obtain such approval, we will nonetheless continue to pursue stockholder approval for our dissolution. Pursuant to the terms of our charter, our powers following the expiration of the permitted time periods for consummating a business combination will automatically thereafter be limited to acts and activities related to dissolving and winding up our affairs, including liquidation. Pursuant to the trust agreement governing such funds, the funds held in our trust account may not be distributed except upon our dissolution and, unless and until the approval of our dissolution is obtained from our stockholders, the funds held in our trust account will not be released (other than in connection with the funding of working capital, a redemption or a business combination as described elsewhere in this proxy statement). Consequently, holders of a majority of our outstanding common stock must approve our dissolution in order to receive the funds held in our trust account and the funds will not be available for any other corporate purpose.

These procedures, or a vote to reject any dissolution and plan of distribution by our stockholders, may result in substantial delays in the liquidation of our trust account to our public stockholders as part of our plan of distribution.

If we are unable to complete the Merger by February 16, 2010, the per share liquidation price received by our stockholders could be less than $10.00 per share and our warrants will expire worthless.

We must complete the Merger by February 16, 2010, when, pursuant to our charter, our corporate existence will terminate and we will be required to liquidate. In such event, third parties may bring claims against us. Although we have obtained waiver agreements from vendors and service providers we have engaged and prospective target businesses with which we have negotiated, whereby such parties have waived any right, title, interest or claim of any kind in or to any monies held in our trust account for the benefit of our public stockholders, there is no guarantee that they will not seek recourse against our trust account. Furthermore, there is no guarantee that such entities will agree to waive any claims they may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with us and will not seek recourse against our trust account for any reason. There is also no guarantee that a court would uphold the validity of such agreements. Further, we could be subject to claims from parties not in contract with us who have not executed a waiver, such as a third party claiming tortious interference as a result of the Merger.

Accordingly, the proceeds held in trust could be subject to claims which could take priority over those of our public stockholders and, as a result, the per share liquidation price could be less than $10.00 due to claims or reserves for claims of such creditors. If we liquidate before the consummation of a business combination and distribute the proceeds held in trust to our public stockholders, James N. Hauslein and Gaurav V. Burman, executive officers of our company and members of our board of directors, have agreed that they will be personally liable for ensuring that the proceeds in our trust account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by us for services rendered or contracted for or products sold to us, to the extent that such target businesses, vendors or entities did not execute a valid and enforceable waiver.

Additionally, if we are forced to file a bankruptcy case or an involuntary bankruptcy case is filed against us which is not dismissed, the proceeds held in our trust account could be subject to applicable claims under bankruptcy law, and may be included in our bankruptcy estate and subject to the claims of third parties with priority over the claims of our stockholders. To the extent any bankruptcy or other claims deplete our trust account, there can be no assurance that we will be able to return to our public stockholders at least $10.00 per share.

Furthermore, our outstanding warrants are not entitled to participate in a liquidating distribution and the warrants will therefore expire worthless if we liquidate before completing the Merger.

Conversion of our outstanding warrants into common stock will increase the number of shares eligible for resale in the public market and will result in dilution to our stockholders. This might have an adverse effect on the market price of our common stock.

If all 25,800,000 of our outstanding warrants were properly exercised pursuant to their terms, we would have an additional 25,800,000 shares outstanding, which would result in significant dilution to our stockholders and could have an adverse impact on the market price of our common stock. If the Warrant Conversion Proposal is approved, all of our 25,800,000 warrants will be converted into an aggregate of 1,677,000 shares of common stock, which will result in less dilution to our stockholders and less of an increase in the number of shares eligible for resale in the public market.

You may be held liable for claims by third parties against us to the extent of liquidating distributions received by you.

We will dissolve and liquidate if we do not complete a business combination by February 16, 2010. Under the Delaware General Corporation Law, or the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution conducted in accordance with the DGCL. We do not intend to comply with the procedures set forth in Section 280 of the DGCL, which prescribes various procedures by which stockholder liability may be limited. Because we will not be complying with Section 280, we will seek stockholder approval to comply with Section 281(b) of the DGCL, requiring us to adopt a plan of dissolution that will reasonably provide for our payment of (i) all existing claims, including those that are contingent and are known to us, (ii) all pending proceedings to which we are a party and (iii) all claims that may be potentially brought against us within the subsequent 10 years based on facts known to us.

However, because we are a blank check company, rather than an operating company, and our operations have been limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from the vendors that we have engaged (such as accountants, lawyers and investment bankers) and potential target businesses. We have sought to have all vendors that we engage and prospective target businesses execute agreements with us waiving any right, title, interest or claim of any kind in or to any monies held in our trust account. Accordingly, the claims that could be made against us should be significantly limited and the likelihood that any claim that would result in any liability extending to the trust is minimal. If our plan of distribution complies with Section 281(b) of the DGCL, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata portion of the claim or the amount distributed to the stockholder. Our plan of distribution in compliance with Section 281(b) of the DGCL does not bar stockholder liability for claims not brought in a proceeding before the third anniversary of the dissolution (or such longer period directed by the Delaware Court of Chancery). Accordingly, we cannot assure you that third parties will not seek to recover from our public stockholders amounts owed to them by us.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements made in this proxy statement constitute forward-looking statements. Forward-looking statements include statements preceded by, followed by or that include the words “may,” “could,” “would,” “should,” “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “project,” “potential,” “intend” or similar expressions. These statements include, among others, statements regarding our expectations regarding the business combination with Select Staffing, Select Staffing’s expected business outlook, projected financial and operating results, business strategy and means to implement the strategy, the amount and timing of capital expenditures, the likelihood of our success in building our business after the Merger, financing plans, budgets, working capital needs and sources of liquidity. We and Select Staffing believe it is important to communicate their expectations to their stockholders. However, there may be events in the future that they are not able to predict accurately or over which they have no control.

Forward-looking statements, estimates and projections are based on management’s beliefs and assumptions, are not guarantees of performance, and may prove to be inaccurate. Forward-looking statements also involve risks and uncertainties that could cause actual results to differ materially from those contained in any forward-looking statement and which may have a material adverse effect on Select Staffing’s and our business, financial condition, results of operations and liquidity. A number of important factors could cause actual results or events to differ materially from those indicated by forward-looking statements. These risks and uncertainties include, but are not limited to:

•	the competitive nature of the temporary staffing industry;

•	the effects of changing market and economic conditions;

•	material changes in demand from customers due to seasonal fluctuations or the deterioration of customers’ financial condition;

•	availability of qualified temporary workers with appropriate skills and experience required by customers;

•	liabilities for customer and employee actions, and the effects of increased workers’ compensation and unemployment insurance costs;

•	changes in laws and regulations (including federal and state tax laws);

•	anticipated business development and acquisition activities of our company following the Merger and the integration of past and future acquisitions;

•	dependence upon Select Staffing’s senior management;

•	risks related to maintaining a significant amount of indebtedness;

•	risks related to volatility in the price of our common stock;

•	risks related to the delisting of our common stock by NYSE Amex or our failure to have our securities listed on the New York Stock Exchange;

•	risks and costs associated with regulation of corporate governance and disclosure standards (including pursuant to Section 404 of the Sarbanes-Oxley Act of 2002); and

•	other risks referenced from time to time in our filings with the SEC and those factors listed in this proxy statement under “Risk Factors.”

Should one or more of these risks or uncertainties materialize, or should any of the underlying assumptions prove incorrect, actual results may vary in material respects from those expressed or implied by these forward-looking statements. You should not place undue reliance on these forward-looking statements. Neither we nor Select Staffing undertakes any obligation to update or revise any forward-looking statements to reflect events or circumstances after the date of this proxy statement, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Before you grant your proxy or instruct how your vote should be cast or voted on the proposals set forth in this proxy statement, you should be aware that the occurrence of the events described in “Risk Factors” and elsewhere in this proxy statement could have a material adverse effect on us.

SPECIAL MEETING OF ATLAS WARRANTHOLDERS AND

SPECIAL MEETING OF ATLAS STOCKHOLDERS

General

We are furnishing this proxy statement to our warrantholders and stockholders as part of the solicitation of proxies by our board of directors for use at our special meeting of warrantholders and special meeting of stockholders to be held on February 12, 2010, and at any adjournments or postponements thereof. This proxy statement is first being furnished to our warrantholders and our stockholders on or about January [    ], 2010. This proxy statement provides you with information you need to know to be able to vote or instruct your vote to be cast at the special meeting of warrantholders and special meeting of stockholders, as applicable.

Date, Time and Place of Special Meetings

The special meeting of warrantholders will be held on February 12, 2010, at 10:00 a.m., Eastern time, at the offices of Greenberg Traurig, LLP, MetLife Building, 200 Park Avenue, New York, New York 10166, or such other date, time and place to which such meeting may be adjourned or postponed. The special meeting of stockholders will be held immediately following the special meeting of warrantholders at 10:30 a.m., Eastern time, at the offices of Greenberg Traurig, LLP, MetLife Building, 200 Park Avenue, New York, New York 10166, or such other date, time and place to which such meeting may be adjourned or postponed.

Purpose of the Special Meeting of Warrantholders

At the special meeting of warrantholders, we will ask holders of our warrants to consider and vote upon the following proposals:

(1)	The Warrant Conversion Proposal — a proposal to:

•

approve an amendment to the warrant agreement governing the warrants that will provide for the conversion of all of our outstanding warrants into an aggregate of 1,677,000 shares of our common stock, and

•

terminate the warrant agreement in connection with such conversion, which we believe will increase our strategic opportunities and attractiveness to future investors by eliminating the potential equity dilution from our warrants;

(2)	The Warrantholder Adjournment Proposal — a proposal to approve the adjournment or postponement of the special meeting of warrantholders to a later date or dates, if necessary, to permit further solicitation and voting of proxies; and

(3)	such other procedural matters as may properly come before the special meeting of warrantholders or any adjournment or postponement thereof.

Purpose of the Special Meeting of Stockholders

At the special meeting of stockholders, we will ask holders of our common stock to consider and vote upon the following proposals:

(1)	The Pre-Closing Charter Amendment Proposal — a proposal to amend our charter to remove the requirement that only holders of Public Shares that vote against the Merger or other business combination may convert their shares into a pro rata portion of our trust account;

(2)	The Merger Proposal — a proposal to approve the Merger of our company and Koosharem Corporation, a California corporation doing business as Select Staffing, pursuant to the Merger Agreement, dated as of December 10, 2009, among our company, Select Staffing and New Koosharem Corporation;

(3)	The Post-Closing Charter Amendment Proposal — a proposal to approve amendments to our charter, to be effective immediately after the Merger, to:

•	change our corporate name from “Atlas Acquisition Holdings Corp.” to “Select Staffing, Inc.”;

•	change our limited corporate existence to perpetual;

•	remove provisions applicable to blank check companies that will no longer be applicable to us after the Merger; and

•	make certain other changes that our board of directors believes are immaterial;

(4)	The Cumulative Voting Proposal — a proposal to amend our charter to provide for cumulative voting in the election of our directors;

(5)	The Director Election Proposal — a proposal to elect eight persons to serve on our board of directors, each of whom will serve until the annual meeting of our stockholders to be held in 2011 and until their successors are duly elected and qualified or until their earlier resignation or removal;

(6)	The Incentive Plan Proposal — a proposal to approve our adoption of the 2009 Omnibus Stock Incentive Plan;

(7)	The Stockholder Adjournment Proposal — a proposal to adjourn or postpone the special meeting of stockholders to a later date or dates, if necessary, to permit further solicitation and voting of proxies; and

(8)	Such other procedural matters as may properly come before the special meeting of stockholders or any adjournment or postponement thereof.

Recommendation of Atlas Board of Directors

Our board of directors unanimously recommends that our warrantholders vote “FOR” each of the Warrant Conversion Proposal and the Warrantholder Adjournment Proposal.

Our board of directors unanimously recommends that our stockholders vote “FOR” each of the Pre-Closing Charter Proposal, the Merger Proposal, the Post-Closing Charter Amendment Proposal, the Cumulative Voting Proposal, the Director Election Proposal, the Incentive Plan Proposal and the Stockholder Adjournment Proposal.

Record Date; Who is Entitled to Vote

We have fixed the close of business on January 15, 2010, as the record date for determining the warrantholders and the stockholders entitled to notice of and to attend and vote at the special meeting of warrantholders and the special meeting of stockholders, respectively. As of the close of business on the record date, there were 25,800,000 warrants outstanding and entitled to vote. Each warrant is entitled to one vote at the special meeting of warrantholders. As of the close of business on the record date, there were 25,000,000 shares of our common stock outstanding and entitled to vote, 20,000,000 of which are Public Shares. Each share of our common stock is entitled to one vote per share at the special meeting of stockholders.

Quorum and Vote Required for Warrantholder Proposals

A quorum of warrantholders is necessary to hold a valid meeting. A quorum will be present at the special meeting of warrantholders if holders of a majority of the warrants outstanding and entitled to vote thereon as of the record date is represented in person or by proxy. Abstentions and broker non-votes, which are discussed further below, will count as present for the purposes of establishing a quorum.

Approval of the Warrant Conversion Proposal requires the affirmative vote of holders of a majority of the warrants outstanding as of the record date.

Approval of the Warrantholder Adjournment Proposal requires the affirmative vote of the holders of a majority of the warrants represented in person or by proxy and entitled to vote thereon at the special meeting of warrantholders.

In connection with our initial public offering, James N. Hauslein, Gaurav V. Burman, Sir Peter Burt, Michael T. Biddulph, Michael W. Burt and Promethean plc purchased an aggregate of 5,800,000 insider warrants, and James N. Hauslein and Gaurav V. Burman subsequently purchased an aggregate of 1,100,000 warrants in open market purchases, for a total of approximately 6,900,000. As of the record date, these warrantholders owned an aggregate of approximately 27% of our outstanding warrants. These warrantholders have agreed to vote their warrants in favor of the proposals presented at the special meeting of warrantholders.

Quorum and Vote Required for Stockholder Proposals

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present at the special meeting of stockholders if a majority of our common stock outstanding and entitled to vote at the special meeting of stockholders is represented in person or by proxy. Abstentions and broker non-votes, which are discussed further below, will count as present for the purposes of establishing a quorum.

Approval of the Pre-Closing Charter Amendment requires the affirmative vote of a majority of the issued and outstanding shares of our common stock as of the record date.

Approval of the Merger Proposal requires the affirmative vote of the holders of a majority of the Public Shares. The Merger will not be consummated if holders of 30% or more of the Public Shares (6,000,000 shares or more) vote against the Merger Proposal (or, if the Pre-Closing Charter Amendment Proposal is approved, vote for or against the Merger Proposal) and properly demand conversion of their Public Shares into a pro rata portion of our trust account. You cannot seek conversion of your Public Shares unless you vote against the Merger Proposal (or, if the Pre-Closing Charter Amendment Proposal is approved, vote for or against the Merger Proposal).

Approval of the Post-Closing Charter Amendment Proposal and the Cumulative Voting Proposal requires the affirmative vote of a majority of the issued and outstanding shares of our common stock as of the record date.

Approval of the Director Election Proposal requires a plurality vote of the shares of our common stock represented in person or by proxy and entitled to vote thereon at the special meeting of stockholders.

Approval of the Incentive Plan Proposal requires the affirmative vote of the holders of a majority of the shares of our common stock represented in person or by proxy and entitled to vote thereon at the special meeting of stockholders.

Approval of the Stockholder Adjournment Proposal requires the affirmative vote of the holders of a majority of the shares of our common stock represented in person or by proxy and entitled to vote thereon at the special meeting of stockholders.

As of the record date, our directors, officers and special advisors and their respective affiliates owned initial shares representing an aggregate of approximately 20% of the issued and outstanding shares of our common stock, which were acquired prior to the consummation of our initial public offering. Upon consummation of the Merger, our founders have agreed to forfeit an aggregate of one million of their initial shares, constituting 4% of our outstanding shares of common stock. All of these stockholders have agreed to vote their 5,000,000 initial shares in the same manner as the holders of a majority of the Public Shares with respect to the Merger Proposal (the vote of their initial shares will have no effect on the Merger Proposal because approval of that proposal requires the affirmative vote of a majority of our Public Shares). None of our founders, nor Select Staffing or any of its affiliates, have purchased any Public Shares.

Abstentions and Broker Non-Votes

Under the rules of various national and regional securities exchanges, your broker, bank or nominee cannot vote your shares or warrants with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee. We believe the proposals presented to the stockholders and to the warrantholders will be considered non-discretionary and, therefore, your broker, bank or nominee cannot vote your shares or warrants without your instruction. If you do not provide instructions with your proxy, your bank, broker or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares or warrants, as the case may be; this indication that a bank, broker or nominee is not voting your shares is referred to as a “broker non-vote.”

Abstentions are considered present for the purposes of establishing a quorum but will have the same effect as a vote “AGAINST” the Warrant Conversion Proposal and the Warrantholder Adjournment Proposal. A broker non-vote will have the same effect as a vote “AGAINST” the Warrant Conversion Proposal. Broker non-votes, while considered present for the purposes of establishing a quorum, will have no effect on the Warrantholder Adjournment Proposal.

Abstentions will have the same effect as a vote “AGAINST” the Pre-Closing Charter Amendment Proposal, the Merger Proposal, the Post-Closing Charter Amendment Proposal, the Cumulative Voting Proposal, the Incentive Plan Proposal and the Stockholder Adjournment Proposal. A broker non-vote will have the same effect as a vote “AGAINST” the Pre-Closing Charter Amendment Proposal, the Merger Proposal, the Post-Closing Charter Amendment Proposal and the Cumulative Voting Proposal. Broker non-votes, while considered present for the purposes of establishing a quorum, will have no effect on the Director Election Proposal, the Incentive Plan Proposal and the Stockholder Adjournment Proposal.

Voting Your Warrants or Shares

Each warrant that you own in your name entitles you to one vote, and each share of common stock that you own in your name entitles you to one vote, in each case, on the applicable proposals. Your one or more proxy cards show the number of shares of our warrants or common stock, as the case may be, that you own. There are two ways to vote your warrants and shares of common stock:

•

You can vote by phone, over the Internet, or by completing, signing, dating and returning the enclosed proxy card(s) as soon as possible in the pre-addressed postage paid envelope provided. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your warrants or shares as you instruct on the proxy card. If you sign and return a warrantholder proxy card but do not give instructions on how to vote your warrants, your warrants will be voted as recommended by our board of directors: “FOR” the Warrant Conversion Proposal and, if necessary, “FOR” the Warrantholder Adjournment Proposal. If you sign and return a stockholder proxy card but do not give instructions on how to vote your shares, your shares of common stock will be voted as recommended by our board of directors: “FOR” the Pre-Closing Charter Amendment Proposal, “FOR” the Merger Proposal, “FOR” the Post-Closing Charter Amendment Proposal, “FOR” the Cumulative Voting Proposal, “FOR” the Director Election Proposal, “FOR” the Incentive Plan Proposal and, if necessary, “FOR” the Stockholder Adjournment Proposal.

•

You can attend the special meeting of warrantholders or the special meeting of stockholders, as applicable, and vote in person. You will be given a ballot when you arrive. However, if your warrants or shares of common stock are held in the name of your broker, bank or other nominee, you must get a “Legal Proxy” from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your warrants or shares of common stock.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the vote at the special meeting of warrantholders or the special meeting of stockholders, as the case may be, or before the vote at such meeting by doing any one of the following:

•	you may send another proxy card with a later date;

•	you may notify Advantage Proxy, our proxy solicitor, at the address set forth herein in writing before the vote at the applicable special meeting that you have revoked your proxy; or

•	you may attend the applicable special meeting, revoke your proxy, and vote in person, as indicated above.

No Additional Matters May Be Presented at the Special Meetings

The special meeting of warrantholders has been called only to consider the approval of the Warrant Conversion Proposal and the Warrantholder Adjournment Proposal. The special meeting of stockholders has been called only to consider the approval of the Pre-Closing Charter Amendment Proposal, the Merger Proposal, the Post-Closing Charter Amendment Proposal, the Cumulative Voting Proposal, the Director Election Proposal, the Incentive Plan Proposal and the Stockholder Adjournment Proposal. Under our bylaws, other than procedural matters incident to the conduct of the meeting, no other matters may be considered at either special meeting if they are not included in the notice of the applicable special meeting.

Who Can Answer Your Questions About Voting Your Shares or Warrants

If you have any questions about how to vote or direct a vote in respect of your shares of our common stock or warrants, you may call our proxy solicitor, Advantage Proxy at (877)  870-8565.

Proxy Solicitation Costs

We are soliciting proxies on behalf of our board of directors. All solicitation costs will be paid by us. However, you will need to obtain your own Internet access if you choose to access the proxy materials and/or vote over the Internet. This solicitation is being made by mail but also may be made by telephone or in person. We and our directors and officers may also solicit proxies in person, by telephone or by other electronic means, including e-mail and facsimile.

We have hired Advantage Proxy to assist in the proxy solicitation process. In December 2009, Advantage Proxy was paid a fee of $5,000 plus disbursements. If the Merger is successfully closed, we will pay Advantage Proxy an additional contingent fee of $7,500.

Select Staffing is paying the costs of printing this proxy statement, and our legal counsel has agreed to defer a portion of its fees and expenses until consummation of the Merger, the distribution of additional interest income from our trust account, and/or the expected refunding of certain previous income tax payments if our corporate existence is terminated and we are required to liquidate. We do not expect that any of our other costs related to this proxy statement or the solicitation of proxies will be significant. Nevertheless, all such solicitation-related expenses, as well as other expenses incurred by us in connection with consummating the proposed Merger, will reduce the funds available to us after the Merger (assuming such transaction is approved) for repaying Select Staffing indebtedness and for working capital and other general corporate purposes.

We will ask banks, brokers and other institutions, nominees and fiduciaries to forward our proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. We will reimburse them for their reasonable expenses.

Our company, Select Staffing and our and their respective directors and executive officers will be participants in the solicitation of proxies. In addition, Lazard Capital Markets and Morgan Stanley, the underwriters of our initial public offering, may provide assistance to our company, Select Staffing and our and their respective directors and executive officers, and, if so, will be participants in the solicitation of proxies. Our underwriters have agreed to reduce their deferred underwriting discounts and commissions to 4.4775% of the amount of funds held in our trust account, reduced by the aggregate amounts payable to holders of Public Shares who elect to convert their shares into a pro rata portion of our trust account, as well as all payments made by us to secure stockholder approval of the Merger Proposal (subject to further reduction of up to $1,250,000 to the extent we pay fees to Deutsche Bank for assistance in connection with the Merger). This agreement reflects a reduction from the original $8,955,000 of deferred underwriting discounts and commissions held in our trust account. If the Merger is not consummated and we are required to be liquidated, the underwriters will not receive any of their deferred underwriting discounts and commissions. Stockholders are advised that the underwriters have a financial interest in the successful outcome of the proxy solicitation.

Vote of Atlas Founders and Holders of Insider Warrants

As of January 15, 2010, the record date for the special meeting of warrantholders, our founders beneficially owned and were entitled to vote 6,900,000 warrants, or approximately 27% of the outstanding warrants. These warrantholders have agreed to vote their warrants in favor of the proposals presented at the special meeting of warrantholders.

As of January 15, 2010, the record date for the special meeting of stockholders, our founders and their affiliates beneficially owned and were entitled to vote 5,000,000 initial shares, which collectively constitute 20% of our issued and outstanding common stock. Upon consummation of the Merger, our founders have agreed to forfeit an aggregate of one million of their initial shares, constituting 4% of our outstanding shares of common stock. Our founders have agreed to vote their initial shares in the same manner as the holders of a majority of the Public Shares with respect to the Merger Proposal (the vote of their initial shares will have no effect on the Merger Proposal because approval of that proposal requires the affirmative vote of a majority of our Public Shares). None of our founders, Select Staffing or any of Select Staffing’s affiliates have purchased any Public Shares.

Conversion Rights

Pursuant to our charter, any holders of Public Shares as of the record date who vote their Public Shares against the Merger Proposal (or, if the Pre-Closing Charter Amendment Proposal is approved, vote for or against the Merger Proposal) may also demand that such shares be converted into a pro rata portion of our trust account, calculated as of two business days prior to the consummation of the Merger. If demand is properly made and the Merger is consummated, these shares, immediately prior to the Merger, will cease to be outstanding and will represent only the right to receive a pro rata portion of funds held in our trust account.

Stockholders who seek to exercise their conversion rights must affirmatively vote against the Merger Proposal (or, if the Pre-Closing Charter Amendment Proposal is approved, vote for or against the Merger Proposal). Abstentions and broker non-votes do not satisfy this requirement. Stockholders seeking to exercise their conversion rights must also either check the box on the proxy card providing for the exercise of conversion rights or submit a request in writing to American Stock Transfer & Trust Company, our transfer agent, at the following address:

American Stock Transfer & Trust Company

59 Maiden Lane

Plaza Level

New York, NY 10038

Telephone: (212) 936-5100

Facsimile: (718) 236-4588

Additionally, stockholders demanding conversion must deliver their Public Shares (either physically or electronically through the Depository Trust Company or DTC DWAC System) to our transfer agent prior to the special meeting of stockholders. It is our understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, we do not have any control over this process and it may take longer than two weeks. Stockholders seeking to exercise their conversion rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent. Stockholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically. Shares that have not been tendered (either physically or electronically) in accordance with these procedures will not be converted into a pro rata portion of our trust account.

If a stockholder (i) initially votes for the Merger Proposal but then wishes to vote against it and exercise his, her or its conversion rights, or (ii) initially votes against the Merger Proposal (or, if the Pre-Closing Charter Amendment Proposal is approved, votes for or against the Merger Proposal) and wishes to exercise his, her or its conversion rights but does not check the box on the proxy card providing for the exercise of conversion rights or does not send a written request to our transfer agent to exercise his, her or its conversion rights, or (iii) initially votes against the Merger Proposal but later wishes to vote for it, the stockholder may request that we send the stockholder another proxy card on which the stockholder may indicate the stockholder’s intended vote. The stockholder may make such request by contacting our proxy solicitor, at:

Karen Smith

Advantage Proxy

24925 13th Place South

Des Moines, Washington 98198

Toll Free Telephone: (877) 870-8565

Any request for conversion, once made, may be withdrawn at any time until the vote is taken with respect to the Merger Proposal at the special meeting of stockholders. Any corrected or changed proxy card must be received by our proxy solicitor prior to the special meeting of stockholders. A stockholder may demand conversion rights by voting in person at the special meeting of stockholders. Stockholders who have delivered their shares for conversion to our transfer agent but decide prior to the special meeting of stockholders not to exercise their conversion rights may request that our transfer agent return the shares (physically or electronically). Stockholders may make such request by contacting our transfer agent, American Stock Transfer & Trust Company, at the phone number or address set forth above.

There is a nominal cost associated with tendering shares to the transfer agent and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $25 and it would be up to the broker whether or not to pass this cost on to the converting holder. For additional information regarding conversion rights, please see page 51 of the prospectus relating to our initial public offering.

If the holders of 6,000,000 or more Public Shares (an amount equal to 30% or more of our Public Shares) vote against the Merger Proposal (or, if the Pre-Closing Charter Amendment Proposal is approved, vote for or against the Merger Proposal) and properly demand conversion of their shares, we will not be able to consummate the Merger.

The closing price as reported by the NYSE Amex of our common stock on January 15, 2010 (the record date for the special meeting of stockholders) was $[            ]. The cash held in our trust account on the record date was approximately $200 million (approximately $10.00 per Public Share). Prior to exercising conversion rights, stockholders should verify the market price of our common stock as they may receive higher proceeds from the sale of their common stock in the public market than from exercising their conversion rights if the market price per share is higher than the conversion price. We cannot assure our stockholders that they will be able to sell their shares of our common stock in the open market, even if the market price per share is higher than the conversion price stated above, as there may not be sufficient liquidity in our common stock when our stockholders wish to sell their shares.

If you exercise your conversion rights, your shares of common stock will cease to be outstanding immediately prior to the Merger and will only represent the right to receive a pro rata portion of our trust account. You will no longer own those shares. You will be entitled to receive cash for these shares only if you vote against the Merger Proposal (or, if the Pre-Closing Charter Amendment Proposal is approved, vote for or against the Merger Proposal), properly demand conversion, and deliver your stock certificate (either physically or electronically) to our transfer agent prior to the special meeting of stockholders.

Warrantholders have no right to receive funds held in our trust account as to the warrants they hold. If the Merger is not approved and we do not consummate an initial business combination by February 16, 2010, we will be required to dissolve and liquidate and the warrants will expire worthless.

Liquidation If No Business Combination

Our charter currently provides for our mandatory liquidation in the event that we do not consummate a business combination by February 16, 2010. If we do not complete a business combination by February 16, 2010, we will be dissolved pursuant to Section 275 of the Delaware General Corporation Law. In connection with such dissolution, we will distribute to all of our public stockholders, in proportion to their respective equity interests, an aggregate sum equal to the amount in our trust account, inclusive of any interest, plus any remaining net assets. Our founders have waived their rights to participate in any liquidation distribution with respect to their initial shares. There will be no distribution from our trust account with respect to our warrants.

We anticipate that, if we are unable to complete the business combination with Select Staffing, the following will occur:

•

our board of directors will convene and adopt a resolution providing for our dissolution, which it will then vote to recommend to our stockholders; at such time our board of directors will also cause to be prepared a preliminary proxy statement relating to our dissolution as well as our board of directors’ recommendation of such plan;

•	we will promptly file our preliminary proxy statement with the SEC;

•

if the SEC does not review the preliminary proxy statement, then, approximately 10 days following our filing of the preliminary proxy statement, we will mail the definitive proxy statement to our stockholders, and 10-20 days thereafter we will convene a meeting of our stockholders, at which they will vote on our dissolution; and

•

if the SEC does review the preliminary proxy statement, we currently estimate that we will receive their comments 30 days after the filing of such preliminary proxy statement. We would then mail the definitive proxy statement to our stockholders following the conclusion of the comment and review process (the length of which we cannot predict with any certainty, and which may be substantial) and we will convene a meeting of our stockholders, at which they will vote on our dissolution.

We expect that all costs associated with the implementation and completion of our dissolution and liquidation will be funded by any remaining net assets not held in our trust account, although we cannot assure you that there will be sufficient funds for such purpose. If such funds are insufficient, we anticipate that our management will advance us the funds necessary to complete such dissolution and liquidation (currently anticipated to be no more than approximately $15,000).

We will not liquidate our trust account unless and until our stockholders approve our dissolution. Accordingly, the foregoing procedures may result in substantial delays in our liquidation and the distribution to our public stockholders of the funds in our trust account and any remaining net assets as part of our plan of dissolution and liquidation.

PROPOSALS TO BE CONSIDERED BY ATLAS WARRANTHOLDERS

The Warrant Conversion Proposal

In connection with the proposed Merger, we are proposing an amendment to the warrant agreement governing our warrants that will provide for the conversion of each of our outstanding warrants into .065 shares of our common stock, or an aggregate of 1,677,000 shares of our common stock, and the termination of the warrant agreement in connection with such conversion. A copy of the form of amendment to the warrant agreement is attached as Annex E to this proxy statement and is incorporated into this proxy statement by reference. Pursuant to the warrant agreement, dated as of January 24, 2008, by and between our company and American Stock Transfer & Trust Company, as warrant agent, the parties may amend the warrant agreement with the written consent of holders of a majority of the then outstanding warrants. Approval of the Warrant Conversion Proposal is a condition to consummation of the Merger.

Purpose of the Conversion

We believe that the proposed conversion of warrants into shares of our common stock will increase our strategic opportunities and attractiveness to future investors by eliminating the potential equity dilution from our warrants. If the Merger is not consummated and we do not complete a different business combination by February 16, 2010, our warrants will expire worthless.

Required Vote

Approval of the Warrant Conversion Proposal requires the affirmative vote of the holders of a majority of the warrants outstanding as of the record date.

Our Warrants

There are currently 20,000,000 of our warrants outstanding that were issued in our initial public offering. In connection with our initial public offering, James N. Hauslein, Gaurav V. Burman, Sir Peter Burt, Michael T. Biddulph, Michael W. Burt and Promethean plc, purchased an aggregate of 5,800,000 insider warrants and James N. Hauslein and Gaurav V. Burman subsequently purchased an aggregate of 1,100,000 warrants in open market purchases, for a total of 6,900,000. As of the record date, these warrantholders owned an aggregate of approximately 27% of our outstanding warrants. These warrantholders have agreed to vote their warrants in favor of the Warrant Conversion Proposal.

Each warrant entitles the holder to purchase one share of our common stock (or an aggregate of 25,800,000 shares of our common stock based on the 25,800,000 warrants currently outstanding) at a price of $7.00 per share, subject to adjustment, at any time commencing on the completion of a business combination. However, the warrants will be exercisable only if a registration statement relating to the common stock issuable upon exercise of the warrants is effective and current. The warrants will expire on January 23, 2012 at 5:00 p.m., New York City time, or earlier upon redemption.

The warrants may be exercised on a “cashless basis.” If a holder elects to exercise its warrants on a cashless basis, the holder will pay the exercise price by surrendering the warrants for that number of shares of common stock equal to the quotient obtained by dividing (x) the product of the number of shares of common stock underlying the warrants, multiplied by the difference between the exercise price of the warrants and the “exercise fair market value” (defined below) by (y) the exercise fair market value. The “exercise fair market value” is the average reported last sale price of the common stock for the five trading days commencing on the day after notice of exercise of the warrant is received by us.

We may call the warrants for redemption (excluding any insider warrants), without the prior consent of the underwriters for our initial public offering,

•	in whole and not in part,

•	at a price of $.01 per warrant at any time after the warrants become exercisable,

•	upon not less than 30 days’ prior written notice of redemption to each warrant holder, and

•

if, and only if, the reported last sale price of the common stock equals or exceeds $14.25 per share for any 20 trading days within a 30-trading-day period ending on the third business day prior to the notice of redemption to warrant holders, provided that the shares of common stock underlying the warrants are covered by an effective registration statement from the beginning of the measurement period through the date fixed for redemption.

If we call the warrants for redemption as described above, our management will have the option to require all holders that wish to exercise warrants to do so on a “cashless basis.” In such event, each holder would pay the exercise price by surrendering the warrants for that number of shares of common stock equal to the quotient obtained by dividing (x) the product of the number of shares of common stock underlying the warrants, multiplied by the difference between the exercise price of the warrants and the “redemption fair market value” (defined below) by (y) the redemption fair market value. The “redemption fair market value” is the average reported last sale price of the common stock for the ten trading days ending on the third trading day prior to the date on which the notice of redemption is sent to the holders of warrants. The right to exercise will be forfeited unless they are exercised prior to the date specified in the notice of redemption. On and after the redemption date, a record holder of a warrant will have no further rights except to receive the redemption price for such holder’s warrant upon surrender of such warrant.

The insider warrants are identical to our the warrants issued in our initial public offering except that the insider warrants (i) may be exercised whether or not a registration statement relating to the common stock issuable upon exercise of the warrants is effective and current, and (ii) will not be redeemable by us so long as they are still held by the purchasers.

Our warrantholders will not be entitled to vote on the proposals presented to our stockholders set forth in this proxy statement, nor will they be entitled to receive funds held in our trust account as to the warrants they hold.

When you consider the recommendation of our board of directors in favor of approval of the Warrant Conversion Proposal, you should keep in mind that the Warrant Conversion Proposal is a condition to the consummation of the Merger and our directors and officers have interests in the Merger that are different from, or in addition to, your interests as a warrantholder. See the section entitled “Proposals to be Considered by Atlas Stockholders — The Merger Proposal — Certain Interests of Related Parties in the Merger.”

Recommendation

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT WARRANTHOLDERS VOTE “FOR” THE APPROVAL OF THE WARRANT CONVERSION PROPOSAL.

The Warrantholder Adjournment Proposal

The Warrantholder Adjournment Proposal, if adopted, will allow our board of directors to adjourn or postpone the special meeting of warrantholders to a later date or dates to permit further solicitation of proxies. The Warrantholder Adjournment Proposal will only be presented to warrantholders in the event, based on the tabulated votes, that there are not sufficient votes at the time of the special meeting of warrantholders to approve the Warrant Conversion Proposal. In no event will we adjourn or postpone the special meeting of warrantholders beyond the date by which we may properly do so under our charter and Delaware law.

Consequences if the Warrantholder Adjournment Proposal is Not Approved

If the Warrantholder Adjournment Proposal is not approved by the warrantholders, our board of directors may not be able to adjourn or postpone the special meeting of warrantholders to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the special meeting of warrantholders to approve the Warrant Conversion Proposal. In such event, the Warrant Conversion Proposal would not be approved and, unless we were able to consummate a business combination by February 16, 2010, we would be required to dissolve and liquidate and the warrants would expire worthless.

Required Vote

Approval of the Warrantholder Adjournment Proposal requires the affirmative vote of a majority of the warrants represented in person or by proxy and entitled to vote thereon at the special meeting of warrantholders. Approval of the Warrantholder Adjournment Proposal is not conditioned upon the approval of any of the other proposals.

Recommendation

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR WARRANTHOLDERS VOTE “FOR” THE APPROVAL OF THE WARRANTHOLDER ADJOURNMENT PROPOSAL.

PROPOSALS TO BE CONSIDERED BY ATLAS STOCKHOLDERS

The Pre-Closing Charter Amendment Proposal

The Pre-Closing Charter Amendment Proposal, if approved, will provide for the amendment of our current charter to remove the requirement that only holders of Public Shares that vote against a “Business Combination” may convert their Public Shares into a pro rata share of the cash in our trust account.

Purpose of the Pre-Closing Charter

We are requesting that our stockholders approve an amendment to paragraph B of Article Fourth of our amended and restated certificate of incorporation to provide conversion rights to each holder of Public Shares, regardless of whether such holder votes for or against the Merger Proposal. Under the current paragraph B of Article Fourth of our charter, only those holders of Public Shares who vote against the Merger will have the right to convert their Public Shares into cash if the Merger is approved and completed.

We believe that extending the right to elect conversion to those holders of Public Shares who vote for the Merger will allow stockholders holding Public Shares who vote those shares either for or against the Merger the opportunity to either (i) continue to hold their Public Shares or (ii) elect to convert their Public Shares into cash and receive a pro rata portion of our trust account. We also believe approving the Pre-Closing Charter Amendment Proposal will provide an incentive to holders of Public Shares to vote in favor of the Merger, since a business combination must be approved in order for a conversion to occur before our liquidation. As such, we believe holders of Public Shares who want to convert their shares will vote to approve both the Pre-Closing Charter Amendment Proposal and the Merger in order to obtain the conversion value of their Public Shares in connection with the closing of the Acquisition, rather than having to wait for our liquidation.

Effect of the Pre-Closing Charter Amendment Proposal

If the Pre-Closing Charter Amendment Proposal is approved, and the Merger is approved and completed, any stockholder holding Public Shares as of the record date may convert those shares into cash only if such holder voted those shares for or against the Merger Proposal and in connection with voting such shares affirmatively elected the conversion of such shares. It is important to note that the pre-closing charter amendment, if approved, would not change the voting standard for a business combination under our charter in that the Merger will not be approved if 30% or more of the holders of Public Shares elect to convert their Public Shares.

Public Shares with respect to which conversion has been properly demanded will cease to be outstanding and will represent the right to receive a pro rata portion of our trust account, calculated as of two business days prior to the consummation of the Merger. As of the record date, this would have amounted to approximately $10.00 per share.

If the Pre-Closing Charter Amendment Proposal is approved, and the Merger is completed, to the extent holders of Public Shares convert those shares to cash, there will be a corresponding reduction in the amount of funds available in our trust account following the Merger, which will likely result in less funds being available to repay Select Staffing indebtedness and for working capital than what would have been the case had conversion rights remained limited to those holders of Public Shares who voted against the Merger. In addition, as a result of the conversions, we may have very few public stockholders, which could result in a significant impairment in a stockholder’s ability to buy and sell shares in the open market. In addition, failure to meet the minimum number of holders requirement for continued listing could result in the NYSE Amex delisting our securities from quotation on its exchange, which could further adversely impact a stockholder’s ability to buy and sell shares.

The pre-closing charter amendment is attached as Annex B to this proxy statement. You are encouraged to read the pre-closing charter amendment in its entirety. If the requisite approval of the Pre-Closing Charter

Amendment Proposal is received, the amendment to our charter will be filed with the Secretary of State of the State of Delaware immediately prior to the presentation of the Merger Proposal to the special meeting of stockholders.

If you vote “FOR” this proposal, you will be voting to provide all holders of Public Shares who vote either for or against the Merger the right to convert those shares into cash, if the Merger is approved, rather than limiting conversions only to those holders of Public Shares voting against the Merger. A holder of Public Shares will receive the same amount of cash from our trust account with respect to its shares, whether it exercises its conversion rights (regardless of whether it votes for or against the Merger) or receives its pro rata portion of the trust account in the event we are dissolved and liquidated, subject to any reduction of the funds in the trust account due to claims of creditors. If the Merger is approved, in no event would any holder of Public Shares be unable to exercise its conversion rights.

In considering the Pre-Closing Charter Amendment Proposal, our board of directors concluded that removing the requirement that only holders of Public Shares who vote against the Merger may convert their shares into a pro rata portion of our trust account would increase our ability to receive the required stockholder approval of the Merger Proposal. Our board also concluded that the potential benefits of the Merger to our stockholders outweighed the potential liability described below as a result of the Pre-Closing Charter Amendment Proposal being approved. Moreover, we are still offering holders of Public Shares the right to affirmatively vote their Public Shares against the Merger Proposal and demand that their shares be converted into a pro rata portion of our trust account.

Potential Rescission Rights and Damages Claims

You should be aware that our charter and initial public offering prospectus stated that specific provisions in our charter, including the provisions of paragraph B of Article Fourth setting forth that only holders of Public Shares who vote against a “Business Combination” would be entitled to convert their shares into cash would not be amended prior to the consummation of an initial business combination without the affirmative vote of 95% of the outstanding shares of our common stock. Our initial public offering prospectus further stated that while the validity under Delaware law of a 95% supermajority provision restricting the ability to amend our charter has not been settled, we would not take any actions to waive or amend any of those provisions.

We have received an opinion from our special Delaware counsel, Greenberg Traurig, LLP, concerning the validity of the proposed amendment to our charter. We did not request Greenberg Traurig to opine on whether the clause currently contained in our charter prohibiting amendment of paragraph B of Article Fourth prior to consummation of a business combination was valid when adopted. Greenberg Traurig concluded in its opinion, based upon the analysis set forth therein and its examination of Delaware law, and subject to the assumptions, qualifications, exceptions, legal considerations and reasoning set forth in its opinion, that the proposed charter amendment, if duly adopted by our board of directors and duly adopted by the holders of a majority of the shares of our outstanding stock entitled to vote thereon, all in accordance with Section 242(b) of the DGCL, would be valid and effective when the amendment is duly filed with the Delaware Secretary of State in accordance with Sections 103 and 242 of the DGCL. A copy of Greenberg Traurig’s opinion is attached as Annex H to this proxy statement, and stockholders are urged to review it in its entirety.

If you purchased securities in our initial public offering, you may have securities law claims against us for rescission (under which a successful claimant has the right to receive the total amount paid for his or her securities pursuant to an allegedly deficient prospectus, plus interest and less any income earned on the securities, in exchange for surrender of the securities) or damages (compensation for loss on an investment caused by alleged material misrepresentations or omissions in the sale of a security) on the basis of, for example, our initial public offering prospectus not disclosing that we may seek to extend conversion rights to holders of Public Shares who vote in favor of a “Business Combination.”

These rescission claims may entitle stockholders asserting them to up to $10.00 per share, based on the initial offering price of the units sold in our initial public offering, each comprised of one share of common stock and one warrant to purchase an additional share of common stock, less any amount received from the sale or fair market value of the original warrants purchased as part of the units, plus interest from the date of our initial public offering. In the case of holders of Public Shares, this amount may be more than the pro rata portion of our trust account to which they are entitled upon exercise of their conversion rights or upon our liquidation.

In general, a person who contends that he or she purchased a security pursuant to a prospectus that contained a material misstatement or omission must make a claim for rescission within the applicable statute of limitations period, which, for claims made under Section 12 of the Securities Act of 1933, as amended, and some state statutes, is one year from the time the claimant discovered or reasonably should have discovered the facts giving rise to the claim, but not more than three years from the occurrence of the event giving rise to the claim. A successful claimant for damages under federal or state law could be awarded an amount to compensate for the decrease in value of his or her shares caused by the alleged violation (and, possibly, punitive damages), together with interest, while retaining the shares. Claims under the anti-fraud provisions of the federal securities laws must generally be brought within two years of discovery, but not more than five years after the occurrence. Rescission and damages claims would not necessarily be finally adjudicated by the time the Merger is completed, and such claims would not be extinguished by consummation of the Merger.

Even if you do not pursue such claims, others, who may include all other holders of Public Shares, may do so and may seek to have their claims satisfied from funds in the trust account. We cannot predict whether stockholders will bring such claims or whether such claims would be successful. If the Pre-Closing Charter Amendment Proposal results in our company incurring material liability as a result of potential securities law claims, the trust account could be depleted to the extent of any judgments arising from such claims, together with any expenses related to defending such claims.

Certain Interests of Related Parties in the Pre-Closing Charter Amendment Proposal

When you consider the recommendation of our board of directors in favor of approval of the Pre-Closing Charter Amendment Proposal, you should keep in mind that our directors and officers have interests in the Pre-Closing Charter Amendment Proposal and the Merger that are different from, or in addition to, your interests as a stockholder. Our founders, including our current directors and executive officers, beneficially own 5,000,000 initial shares that were purchased prior to the consummation of our initial public offering for an aggregate purchase price of $20,000, or approximately $0.004 per share. Our founders are not entitled to receive any of the cash proceeds that may be distributed upon our liquidation with respect to their initial shares. Additionally, our founders purchased 5,800,000 insider warrants for an aggregate purchase price of $5,800,000, or $1.00 per warrant, in a private placement that occurred immediately prior to our initial public offering. Additionally, Messrs. Hauslein and Burman purchased an additional 1,100,000 warrants in open market transactions following our initial public offering. Therefore, if the Pre-Closing Charter Amendment Proposal is not approved and we do not consummate the Merger by February 16, 2010 and we are forced to liquidate, such initial shares and the warrants held by our founders will be worthless. Additionally, the transactions contemplated by the Merger Agreement provide that Messrs. Hauslein and Burman will be directors of our company after the closing of the Merger. As such, in the future Messrs. Hauslein and Burman will receive any cash fees, stock options or stock awards that our board of directors determines to pay to its other non-executive directors.

These financial interests of our founders may have influenced their decision to pursue the Pre-Closing Charter Amendment Proposal. In considering the recommendations of our board of directors to vote for the Pre-Closing Charter Amendment Proposal and other proposals, you should consider these interests. These interests are more fully discussed below under the section entitled “— The Merger Proposal — Certain Interests of Related Parties in the Merger.”

Approval Rights

Our stockholders do not have appraisal rights under the Delaware General Corporation Law in connection with the Pre-Closing Charter Amendment Proposal.

Required Vote

Approval of the Pre-Closing Charter Amendment Proposal will require the affirmative vote of the holders of a majority of the issued and outstanding shares of our common stock as of the record date. Approval of the Pre-Closing Charter Amendment Proposal is not a condition to the consummation of the Merger and the vote on such proposal will not impact whether the Merger is consummated.

Recommendation

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE PRE-CLOSING CHARTER AMENDMENT PROPOSAL.

The Merger Proposal

Background of the Merger

The terms of the Merger Agreement are the result of arm’s-length negotiations between representatives of our company and Select Staffing. The following is a brief description of the background of these negotiations, the Merger and related transactions.

We are a blank check company formed under the laws of the State of Delaware on September 6, 2007 for the purpose of effecting a merger, capital stock exchange, asset acquisition or other similar business combination with an operating business.

We received gross proceeds of $200,000,000 from our initial public offering. Of those proceeds, (i) we deposited $194,200,000 into a trust account at Bank of America, maintained by American Stock Transfer & Trust Company, as trustee, which included $8,955,000 of deferred underwriting discounts and commissions; (ii) the underwriters of our initial public offering, Lazard Capital Markets and Morgan Stanley, received $5,045,000 in underwriting discounts and commissions (excluding the deferred underwriting discounts and commissions); and (iii) we retained $755,000 for offering expenses and to fund our initial working capital. In addition, we deposited into the trust account gross proceeds of $5,800,000 received from the sale of 5,800,000 insider warrants to James N. Hauslein, Gaurav V. Burman, Sir Peter Burt, Michael T. Biddulph, Michael W. Burt and Promethean plc, which sale was consummated concurrently with the closing of our initial public offering. Each insider warrant was purchased at a price of $1.00 per warrant and has an exercise price of $7.00.

Prior to the consummation of our initial public offering, neither we, nor anyone on our behalf, contacted any prospective target business or had any substantive discussions, formal or otherwise, with respect to a business combination with our company.

Promptly following the consummation of our initial public offering on January 30, 2008, we commenced consideration of potential target companies with the objective of consummating a business combination. We also contacted several investment bankers, private equity firms, hedge funds, legal and accounting firms and contacts from numerous other business relationships. Through these and further efforts, we identified and reviewed information with respect to more than 500 potential companies.

We declined to move forward on some opportunities because we did not believe the financial characteristics, industry profile, management teams, valuation expectations and/or deal structures were suitable. There were also companies that were not interested in pursuing a deal with us based upon our publicly traded status, capital structure, or questions regarding our ability to timely consummate a transaction. Other companies accepted competitive bids from other acquirers or attempted their own initial public offerings.

On several occasions, we engaged in multiple meetings with potential targets. Nondisclosure agreements (and trust waivers) were executed and we conducted due diligence. Negotiations were discontinued with such target businesses for various reasons, including insufficient transaction sizes, undesirable pricing or sellers deciding not to sell. Our board of directors was updated on a regular basis with respect to the status of our business combination search.

We had serious discussions with a number of potential target companies both prior to and while we were in negotiations with Select Staffing:

•

In early March 2008, we began discussions with an India-based company that operated a network of hospitals focusing on secondary and tertiary care. Through April 2008 we and our legal advisors conducted significant diligence and analyzed Indian tax issues applicable to the proposed recapitalization. Our Chairman and Chief Executive Officer, James N. Hauslein, and our President, Gaurav V. Burman, conducted diligence and held discussions with the target company in India on two different occasions. We also conducted financial and other due diligence from May through June 2008, engaged in significant financial analyses, and negotiated multiple term sheets for a possible business combination. After failing to reach an agreement in principle regarding valuation, we terminated our discussions in October 2008.

•

In late July 2008, we were introduced to a leading India-based infrastructure company. We held multiple conference calls with the target’s management and ultimately focused our attention on our possible acquisition of a shipyard project. We met with the target’s Chief Executive Officer in both New York City and in India, conducted significant financial and business diligence, and engaged in multiple negotiations regarding valuation. We also exchanged proposed term sheets through April 2009, at which time we concluded that, because of uncertainty regarding the project’s projected cash flow, the proposed transaction would not be attractive to public stockholders.

•

In May 2009, we engaged in extensive discussions with a leading electronics manufacturing services company headquartered in Europe. We reached an agreement in principle with the target company, met with senior management and the target’s legal counsel and accountants, analyzed relevant tax issues, toured manufacturing facilities, met with customers, conducted other industry and company-specific diligence, and had multiple meetings with the target’s lenders regarding a restructuring of the target’s debt. In late June 2009, we terminated our discussions after the target transferred one of its manufacturing facilities to a key customer.

•

In late June 2009, we were introduced to a Northeast bank focused on middle-market businesses, executives and high net-worth individuals. We conducted due diligence, visited the target company’s headquarters, and engaged a boutique investment banking firm specializing in the financial services industry to assist us with possible business combination. Throughout July and August 2009, we and our financial advisor engaged in multiple rounds of valuation discussions and negotiations with the target bank and its financial advisor. In late August 2009, we terminated our discussions primarily because of the parties’ different views as to the target’s valuation.

•

In early August 2009, we were introduced to a diversified REIT based in New York. We held multiple conference calls and in-person meetings to discuss potential business combination structures and conducted due diligence with respect to the REIT’s management team and other matters. Our discussions continued through September and into October 2009, while we were also engaged in discussions with Select Staffing, at which time we concluded that a REIT transaction would not be as attractive to public stockholders as a business combination with an operating business.

•

In early September 2009, we were introduced by Tegris, our financial advisor, to a leading firearms manufacturer that was considering an initial public offering. We and our financial advisor held multiple telephone conferences and meetings with the target company’s principal shareholder through

September and early October 2009 while we were also engaged in discussions with Select Staffing. We presented a term sheet and, following negotiations, a revised term sheet. We also had our legal counsel prepare a draft of a preliminary proxy statement with respect to the proposed business combination, which we thereafter provided to the target’s principal shareholder. In mid-October our discussions terminated when the target company initiated its own initial public offering.

•

In September and October 2009, while engaged in discussions with Select Staffing, we also engaged in serious discussions relating to a possible business combination with a bank holding company with several community backs located in the Midwest. We had numerous discussions with the private equity firm that controlled the bank holding company, engaged a third party to conduct a due diligence review of the target’s loan portfolio, negotiated a term sheet, analyzed alternative structures for the possible business combination, reviewed comparable transaction precedent, and also had discussions with the target’s Chief Executive Officer. In early November, we continued our negotiation regarding the principal economic terms of the proposed transaction, but ultimately terminated our discussions because we concluded that it would not be as attractive to public stockholders as our proposed Merger with Select Staffing.

On September 15, 2009, our Chairman and Chief Executive Officer, James N. Hauslein, was contacted by a representative of Oberon Securities, LLC, which we refer to as Oberon, a financial advisor to Select Staffing, inquiring about our interest in a potential business combination with a company in the staffing services industry that Oberon was representing, Select Staffing.

Effective September 18, 2009, we and Select Staffing executed a confidentiality agreement. On September 16, 2009, Mr. Hauslein and certain of our other representatives, including Alex Shapiro of Tegris Advisors LLC, our financial advisor, Alan Annex of Greenberg Traurig, LLP, our legal counsel, and our consultant Chirag Shah, met in New York City with Mr. Sorensen and other representatives of Select Staffing, including Herb Biggers, a director of Select Staffing, Elad Epstein and Jason White of Oberon, and Doug Lane of UBS Securities LLC, which we refer to as UBS, Select Staffing’s special debt restructuring advisor, to discuss the opportunity. Messrs. Hauslein, Sorensen and Biggers also had a dinner meeting to discuss the transaction on September 17, 2009 in New York.

During the week of September 21, 2009, representatives of Atlas and Select Staffing, including Messrs. Hauslein and Sorensen, had several conference calls to discuss the potential business combination, Select Staffing’s financial condition, and possible debt restructuring transactions. Rene-Pierre Azria and Alex Shapiro of Tegris, together with Adam Breslawsky, Elad Epstein and Jason White of Oberon, also discussed high level deal terms and process and timing issues in connection with a possible transaction.

On September 25, 2009, we sent Select Staffing a draft non-binding indication of interest that included terms requiring Select Staffing to restructure its debt.

On October 4, 2009, Mr. Hauslein discussed the transaction with Bryce Facktor of Morgan Stanley, one of the underwriters for our January 2008 initial public offering.

On October 5, 2009, Mr. Hauslein met in New York City with Adam Breslawsky, Elad Epstein and Jason White of Oberon, Alex Shapiro of Tegris and Mr. Shah. Our President, Gaurav V. Burman, and Bryce Facktor of Morgan Stanley participated by phone.

On October 8 and October 9, 2009, Messrs. Hauslein and Shah visited Select Staffing’s corporate headquarters in Santa Barbara, California, met with members of Select Staffing’s senior management team and conducted preliminary due diligence with respect to Select Staffing’s operations, the staffing services industry and Select Staffing’s financial condition, results of operations and projections.

On October 12, 2009, Messrs. Hauslein and Shah discussed certain financial statement and related issues with Jeff Mitchell, Select Staffing’s Chief Financial Officer, and other members of Select Staffing’s finance team. On October 13, 2009, Mr. Hauslein had a conference call with representatives of Tegris and Oberon to discuss the proposed transaction.

On October 14, 2009, Mr. Hauslein, Gaurav V. Burman (our President), and Rene-Pierre Azria, Alysa Kurganska, Alex Shapiro and Faizaan Baig, representatives of Tegris (our financial advisor), Mr. Shah, and Messrs. Breslawsky, Epstein and White of Oberon (Select Staffing’s financial advisor) had a conference call to discuss valuation matters.

On October 15 and 16, 2009, Messrs. Hauslein, Burman and Shah, together with representatives of our financial advisor and Select Staffing’s financial advisor, met in New York City to discuss the terms of the proposed Merger, the contemplated restructuring of Select Staffing debt, and various valuation issues.

On October 17, 2009, we sent a revised term sheet to Select Staffing.

Effective October 19, 2009, we and Select Staffing executed a non-binding term sheet with respect to the proposed business combination. The terms of the proposed business combination were subsequently changed in several material respects. Representatives of both Atlas and Select Staffing thereafter discussed the proposed Merger with a number of Select Staffing’s first and second lien lenders.

On October 22, 2009, Messrs. Hauslein, Shah and Azria met in New York City with Doug Lane and Rahul Kotwal, representatives of UBS, special debt restructuring advisor to Select Staffing. At such meeting, the representatives of Atlas and Select Staffing discussed Select Staffing’s pending negotiations with its first lien and second lien lenders, the proposed retirement of all of Select Staffing’s second lien debt, effective upon the closing of the Merger, through the payment of approximately $25 million cash and the delivery of up to 7.5 million shares of our stock, and the proposed amendment of Select Staffing’s first lien credit agreement to provide for certain additional liquidity to Select Staffing, the required lender consent to the proposed Merger, and the repayment of a portion of outstanding first lien debt through a “reverse Dutch auction” offer by Select Staffing, with such repayment subject to closing of the Merger.

Also on October 22, 2009, Messrs. Hauslein, Sorensen, Azria, and Epstein had a dinner meeting in New York City.

On October 23, 2009, Messrs. Hauslein and Sorensen met with a number of Select Staffing lenders to discuss the proposed restructuring of Select Staffing’s first lien and second lien debt.

On October 24, 2009, Messrs. Hauslein, Shah and Shapiro visited Select Staffing’s corporate headquarters in Santa Barbara, California, met with Select Staffing officers, and conducted additional due diligence with respect to Select Staffing’s business.

Through late October 2009, Select Staffing and UBS provided us and our financial advisor with regular updates regarding Select Staffing’s debt restructuring efforts.

On October 26, 2009, representatives of Atlas and Select Staffing, including representative of Skadden, Arps, Slate, Meagher & Flom LLP, Select Staffing’s legal counsel, Greenberg Traurig, LLP, our legal counsel, as well as financial advisors, discussed financial statement requirements for this proxy statement.

On October 27, 2009, Mr. Hauslein participated in a conference call with a number of Select Staffing’s second lien lenders to discuss the proposed business combination and a restructuring of the second lien debt.

On October 30, 2009, Select Staffing’s management made a presentation to our financial advisor, legal counsel and Mr. Shah, as well as representatives of Morgan Stanley and Lazard Capital Markets, regarding Select Staffing’s business and operations.

On November 3, 2009, a draft of the Merger Agreement was circulated by our counsel to Select Staffing and its counsel.

On November 5, 2009, we held a board meeting to discuss, among other things, the status of our search for a prospective target and the proposed transaction with Select Staffing. Messrs. Hauslein and Burman made a presentation to our board of directors, which in turn authorized management to continue negotiations with Select Staffing.

During the week of November 10, 2009, we and Tegris conducted extensive financial and business due diligence and analyses regarding Select Staffing.

Commencing November 10, 2009, Mr. Hauslein met with Mr. Sorensen at Select Staffing’s corporate headquarters in Santa Barbara, California and continued negotiations on transaction terms. Mr. Shah, as well as Messrs. Shapiro and Baig of Tegris, accompanied Mr. Hauslein during his trip to Santa Barbara from November 10 through November 19, 2009. We and Select Staffing subsequently agreed in principle to the following general terms:

•	We and Select Staffing would enter into a transaction pursuant to which the companies would be combined;

•	Select Staffing’s shareholders would receive between approximately 30.0 and 30.3 million shares of our common stock;

•	The transaction would be subject to a restructuring of Select Staffing debt, with the use of our trust proceeds and our stock to pay down existing debt;

•	Our founders would surrender approximately 2.0 million shares of Atlas common stock for cancellation;

•	All of our public warrants and insider warrants would be converted into an aggregate of approximately 1.7 million shares of our common stock; and

•	The proposed transaction would be subject to further due diligence, negotiation of definitive agreements and other matters.

On November 16 and 17, 2009, the parties continued their discussions at Select Staffing’s Santa Barbara corporate headquarters, where Mr. Hauslein was joined by our President Gaurav Burman and our legal and financial advisors. At the November 16 meeting, senior officers of Select Staffing made management and diligence presentations. The parties also conducted on-site due diligence, discussed required SEC disclosures, governance and other legal issues, and reviewed financial and accounting information. The parties and their representatives also discussed and made changes to the previously circulated draft of this proxy statement.

On November 17, 2009, Mr. Hauslein had a telephone conference with Ted Dunn of Bank of the West, the administrative agent under Select Staffing’s first lien credit agreement, and discussed the principal terms and status of the proposed Merger, as well as a number of issues relating to Select Staffing’s indebtedness.

During the weeks of November 16 and November 23, 2009, counsel for Atlas and Select Staffing continued to engage in negotiations relating to the Merger Agreement and ancillary documents. In addition, during this period there were frequent communications between us and Select Staffing and our and their counsel and other advisors regarding diligence and transaction terms.

Due diligence conducted by us with respect to Select Staffing included:

•	research via industry publications on industry trends, competitors and prospectus;

•	extensive meetings and discussions with Select Staffing’s management team regarding operations and projections;

•	legal review of documentation, including material agreements;

•	financial, accounting and tax due diligence;

•	discussions with consultants with expertise in issues relevant to the staffing services industry; and

•	review of precedent transactions in the staffing services industry.

On November 24, 2009, Mr. Sorensen made a presentation to Michael Wilkerson and other representatives of Lazard Capital Markets and Bryce Facktor and other representatives of Morgan Stanley, the underwriters for our initial public offering.

On November 25, 2009, our board of directors held a telephonic meeting during which Mr. Hauslein and Mr. Burman updated the board on the status of the proposed Select Staffing business combination. Representatives of Tegris, our financial advisor, also made a preliminary presentation to our board of directors with respect to the proposed transaction and Select Staffing’s valuation and comparable companies. The Tegris preliminary presentation, which also reflected input from our Chairman and Chief Executive Officer, included a summary of management’s investment thesis, which specifically referenced an attractive valuation opportunity, Select Staffing’s strong growth prospects, a favorable industry outlook, Select Staffing’s competitive advantages, and the benefits of reducing Select Staffing’s indebtedness with our trust funds. The presentation also included information with respect to Select Staffing’s senior management team, a case study of one of Select Staffing’s acquisitions, a discussion of certain transaction risks and related mitigating factors, preliminary valuation benchmarks, and a summary of the then contemplated Merger terms and associated valuation and capitalization information. The presentation by Tegris did not include any recommendation by Tegris with respect to the Merger or any Tegris report or opinion with respect to the fairness of the Merger or the consideration to be issued pursuant to the Merger. Neither we nor any of our affiliates imposed any limitation on the scope of Tegris’ investigation or analyses in connection with either the preliminary presentation or the additional presentation made at the December 9, 2009 meeting of our board of directors discussed below. After that presentation, the representatives of Tegris were excused from the meeting, and did not participate in the subsequent board discussions.

On November 29 through December 4, 2009, Select Staffing’s legal counsel and accountants met with our legal counsel in Los Angeles to refine the Merger Agreement, related ancillary documents, and this proxy statement.

On December 3, 2009, Mr. Hauslein and a representative of our legal counsel had a telephone conference with a representative of the second lien lenders to discuss corporate governance matters, including the addition of a cumulative voting provision to our charter.

On December 4, 2009, Mr. Hauslein, representatives of Tegris (our financial advisor) and representatives of Oberon (Select Staffing’s financial advisor) met in New York City to discuss Select Staffing’s financial results, projected results, projected indebtedness, and valuation matters. That evening, Messrs. Sorensen and Hauslein reached on agreement in principle to use an earnout structure, based on the EBITDA of our combined company in fiscal 2010, to bridge the parties’ different views as to Select Staffing’s valuation.

Our initial proposal to, and agreement in principle with, Select Staffing contemplated that we would issue to Select Staffing’s shareholders approximately 30 million shares of our common stock. This proposal was based on the financial projections received and the diligence conducted by us and our financial advisor at that time. More specifically, our proposal was based on Select Staffing’s initial forecast that its adjusted EBITDA, as discussed in more detail below under the section entitled “— Valuation,” was projected to grow from approximately $99 million in 2009 to approximately $106 million in 2010. Based on those projections, through late November 2009 our business combination proposal contemplated an “enterprise value” for our combined company of approximately $880 million. For our purposes, “enterprise value” was calculated as the sum of (i) the aggregate market value of our outstanding capital stock immediately after the Merger, including shares held by our security holders and shares issued to Select Staffing’s shareholders and based on an assumed per share value of $10.00, plus (ii) the aggregate amount of outstanding Select Staffing indebtedness following the Merger and after giving effect to the contemplated retirement of debt with funds released from our trust account and shares of our capital stock.

In late November 2009, Select Staffing revised its forecast for 2009 adjusted EBITDA from approximately $99 million to $91.7 million. We and our financial advisor believed that Select Staffing’s forecasted growth in adjusted EBITDA from $91.7 million in 2009 to $106 million in 2010 was less certain than the previously contemplated growth from $99 million to $106 million and, accordingly, we reduced our enterprise value for the combined company from $880 million to $840 million. The arm’s-length negotiations between our representatives and representatives of Select Staffing ultimately resulted in the parties’ agreement with respect to that enterprise value and the related number of shares of our common stock to be issued to Select Staffing’s shareholders. The precise number of such shares (24,723,000) was also a function of the contemplated surrender and cancellation of 1,000,000 initial shares held by our founders and the issuance of 1,677,000 shares upon conversion of our outstanding warrants, both of which were also determined by arm’s-length negotiations between our representatives and representatives of Select Staffing, as well as the number of outstanding Public Shares and the estimated outstanding indebtedness of Select Staffing following the Merger and the retirement of debt contemplated by the December 2009 amendments to Select Staffing’s first and second lien credit facilities.

Representatives of Select Staffing requested an earnout structure as part of the negotiations regarding the reduction of our combined company enterprise value from $880 million to $840 million. Mr. Sorensen and representatives of Oberon proposed that the enterprise value should be higher, and that additional shares should be issued to Select Staffing’s shareholders if our combined company achieved 2010 EBITDA in line with Select Staffing’s forecast. Accordingly, and in order to bridge the parties’ different views as to valuation, we and Select Staffing agreed to use a contingent earnout structure that would require the issuance of additional shares of our common stock to Select Staffing’s shareholders if we have over $98 million of EBITDA in 2010. Under the earnout formula, and assuming that we do not issue 2,000,000 shares because our stock price exceeds $15.00 during the period specified in the Merger Agreement, if we have $108 million of EBITDA in 2010 we will issue 4,000,000 additional shares, thereby allowing the Select Staffing shareholders to receive the consideration that would have resulted from our initial $880 million enterprise valuation. As discussed in more detail below, up to an additional 2,000,000 shares may be issued if our 2010 EBITDA exceeds $108 million. We agreed to this as part of the arm’s-length negotiations with respect to the reduction of enterprise value and use of a contingent earnout structure.

Other economic terms of the Merger are also the result of arm’s-length negotiations and the use of an enterprise value approach as the primary basis for determining the consideration to be paid in the Merger:

•

The 24,723,000 shares to be issued to Select Staffing’s shareholders pursuant to the Merger will be decreased by one share for each $10 of Select Staffing Closing Date Debt (as defined in the Merger Agreement) above $518 million in order for the combined company enterprise value to remain consistent notwithstanding differences between the actual debt and the estimated Closing Date Debt that was used in establishing the base number of shares to be issued pursuant to the Merger. However, we also negotiated a closing condition that Select Staffing would not have more than $528 million of Closing Date Debt because of our belief that there is a maximum amount of leverage that would be acceptable to public stockholders, particularly at the contemplated enterprise value.

•

Similarly, Select Staffing will not be required to consummate the Merger unless, among other things, it is reasonably satisfied that we will have at least $185.0 million available to repay Select Staffing indebtedness and for working capital (which minimum will be decreased by approximately $10.00 for each Public Share that is converted into a pro rata portion of our trust account and each Public Share acquired or to be acquired as part of our efforts to secure stockholder approval of the Merger). The negotiations related to this condition were the result of the requirements of the December 2009 amendments to Select Staffing’s first and second lien credit facilities, as well as the general desire of Select Staffing to maximize the amount of Atlas funds available to retire indebtedness, pay transaction expenses and otherwise be available for working capital and general corporate purposes following the Merger.

•

Mr. Sorensen also negotiated for the right of Select Staffing to provide certain additional loans to an affiliate of Mr. Sorensen and for Select Staffing to thereafter forgive those loans and certain other loans to affiliates immediately prior to the Merger. In lieu of forgiving the entire balance of the foregoing loans, prior to consummation of the Merger Select Staffing may donate a portion of such loans to a public charity and forgive the remaining amounts. In 2007, Select Staffing completed a leveraged recapitalization and entered into the revolving loan arrangement described under “Certain Relationships and Related Party Transactions — Select Staffing Related Party Transactions — Shareholder Loans to Entities Owned by D. Stephen Sorensen.” We agreed to these permitted affiliate transactions as part of our overall negotiations with respect to the Merger and primarily because of our belief that these Select Staffing receivables were not material to the enterprise value, business or future results of operations of our combined company.

On December 5, 2009, our board of directors held a telephonic meeting during which Messrs. Hauslein and Burman updated the board on the status of the Merger. Representatives of Greenberg Traurig (our legal counsel) and Tegris (our financial advisor) participated in the telephonic meeting. Mr. Hauslein advised our board of directors that our management, with assistance from Tegris, had determined that Select Staffing’s valuation was lower than we had previously contemplated, and that the parties intended to revise the terms of the Merger Agreement to include an earnout component based on the EBITDA of our combined company in fiscal 2010. Mr. Hauslein, together with Greenberg Traurig, also discussed the status of this proxy statement and the Merger Agreement. Mr. Hauslein also addressed director questions about Select Staffing’s related party transactions and governance issues following the Merger.

On December 7, 2009, Messrs. Hauslein and Sorensen, together with our legal counsel and Select Staffing’s legal counsel, negotiated additional changes to the Merger Agreement, including the terms of the earnout.

On December 8 and 9, 2009, representatives of Select Staffing negotiated with representatives of the second lien lenders regarding the Merger Agreement and increased the number of shares of our Series A preferred stock to be issued to the second lien lenders in the second lien retirement transaction by 300,000 shares with a corresponding decrease in the number of shares of common stock to be issued to the Select Staffing shareholders.

On December 9, 2009, a meeting of our board of directors was held. All directors attended, as did, by invitation, our legal counsel and financial advisor. On December 8, 2009, prior to the meeting, copies of the most recent drafts of the Merger Agreement and other transaction documents, in substantially final form, as well a draft copy of this proxy statement and a presentation by Tegris, were delivered to our directors. During the board meeting, Messrs. Hauslein and Burman updated our board on the status of the proposed transaction and stated that negotiations were substantially complete. Mr. Hauslein also discussed certain risks relating to the Merger, a variety of diligence matters and the principal reasons for management’s recommendation that our board of directors approve the Merger. In addition, our counsel gave a presentation regarding the terms of the proposed transaction, the transaction documents and a summary of the due diligence of Select Staffing undertaken by our counsel. Mr. Azria of Tegris also made a presentation to the board with respect to the transaction and Tegris’ valuation analyses. The presentation prepared for our board by Tegris and management included a discussion and analysis of the trading multiples for comparable public companies described below in “— Valuation,” a brief analysis of valuation and ownership if we issue an additional 6.0 million shares of our common stock based on Select Staffing’s 2010 EBITDA, and a summary of the principal investment highlights of the proposed Merger. After considerable review and discussion, including a discussion concerning the risks of Select Staffing not being able to provide the historical and pro forma financial statements required by SEC rules and regulations on a timely basis, our board of directors unanimously approved the Merger Agreement, related ancillary documents and all transactions contemplated therein, subject to final negotiations, and authorized Mr. Hauslein to finalize the terms of the Merger. Our board, by a unanimous vote, also determined that the fair market value of Select Staffing was in excess of 80% of our trust account balance (excluding amounts payable for deferred underwriting discounts and commissions), approved the post-closing charter amendment described elsewhere in this proxy statement, approved the warrant agreement amendment, approved the Incentive Plan, and resolved to recommend that our stockholders and warrantholders vote in favor of all proposals at the special meeting.

Our legal counsel and Select Staffing’s legal counsel thereafter negotiated and finalized the remaining issues in the Merger Agreement and related transaction documents. The Merger Agreement was executed on December 10, 2009. Prior to the market open on December 11, 2009, we issued a press release and, on December 14, 2009, filed a Current Report on Form 8-K disclosing the execution of the Merger Agreement and discussing the terms of the Merger. We also commenced investor presentations regarding the Merger.

Effective as of August 5, 2009, we entered into a financial advisory agreement with Tegris Advisors LLC, to assist us in evaluating potential target businesses, to assist in the structure and negotiations for prospective acquisitions, and to provide certain other investment banking and financial advisory services. Tegris is a strategic advisory firm focused on mergers and acquisitions, restructurings and capital raising transactions. Our agreement provided that Tegris would receive a monthly retainer fee of $25,000 and a “Success Fee” to be determined in good faith by us and Tegris that would take into account, among other factors, the relative efforts of Tegris and any other advisor that might be engaged by us, and whether the applicable transaction was introduced by Tegris. We and Tegris subsequently agreed that Tegris would receive a Success Fee of $2,000,000 upon consummation of the Merger. In addition, effective December 23, 2009, the underwriters for our initial public offering agreed to reduce their deferred underwriting discounts and commissions from $8,955,000 to 4.4775% of the aggregate amount held in our trust account, reduced by the aggregate amounts paid to holders of Public Shares who elect to convert their shares into a pro rata portion of our trust account, as well as all amounts paid by us to secure stockholder approval of the Merger Proposal (subject to further reduction of up to $1,250,000 to the extent we pay fees to Deutsche Bank for assistance in connection with the Merger). Stockholders are advised that the underwriters have a financial interest in the successful outcome of the proxy solicitation.

Effective December 15, 2009, we entered into an agreement with Deutsche Bank Securities, Inc., which we refer to as Deutsche Bank, to provide investment banking and after-market services in connection with the Merger, including providing assistance to us in connection with investor presentations to our current and potential stockholders. Our agreement provides that we will pay Deutsche Bank a cash fee of $1,250,000 after consummation of the Merger, which fee will be proportionally reduced to the extent that holders of Public Shares elect to convert their shares into a pro rata portion of our trust account, as well as shares that we agree to purchase as part of our efforts to secure stockholder approval of the Merger.

Atlas’ Board of Directors’ Reasons for the Approval of the Merger

Our board of directors carefully evaluated the agreements relating to the proposed Merger and reviewed industry and financial data in considering whether the terms of the Merger were advisable and fair to, and in the best interests of, our stockholders. Based upon our assessment of the staffing services industry, our evaluation of Select Staffing’s growth potential within that industry, and our analysis of the other factors described below, our board of directors unanimously approved the Merger with Select Staffing and determined that it is advisable and fair to, and in the best interests of, our stockholders.

In determining that the Merger is advisable and fair to, and in the best interests of, our stockholders, our board of directors utilized objective standards generally accepted by the financial community, such as actual historical and projected future revenues and earnings before interest, taxes, depreciation and amortization (which we refer to as EBITDA), and comparable industry multiples. See “— Valuation” below. Our board of directors and representatives also had discussions with members of Select Staffing’s management concerning Select Staffing’s financial condition, current and historical operating results, projected growth and business outlook generally.

In arriving at its decision to approve the Merger and related proposals, our board relied on an analysis and/or review of a number of positive factors, including, but not limited to:

•

Select Staffing’s potential for future growth. Our board of directors believes that Select Staffing has the appropriate infrastructure in place and is competitively positioned in the staffing services industry to achieve significant growth. Our board’s belief in Select Staffing’s growth potential is based on Select

Staffing’s established business operations, its well-established presence in the light industrial and other service categories that are expected to achieve significant growth in 2010 and future periods, and its significant experience in completing acquisitions and integrating acquired operations. In particular, our board considered Select Staffing’s strong acquisition record and Select Staffing management’s belief that pursuing selective acquisitions at attractive valuations will help expand Select Staffing’s geographic coverage, enhance its market competitiveness and increase profitability. Our board also considered that Select Staffing’s current owners will only receive our common stock pursuant to the Merger, thereby leaving the combined company with between approximately $125 million and $185 million to reduce outstanding Select Staffing indebtedness and for working capital and other general corporate purposes. Finally, our board believes that the Merger and our status as a publicly traded company will provide Select Staffing with greater access to capital to grow its business.

•

The experience, quality and depth of Select Staffing’s management team. An important criterion to our board of directors in identifying acquisition targets was that the target business has a seasoned management team. Select Staffing’s management team has significant operational, transactional and financial expertise in the staffing services industry. In particular, our board of directors believes that Select Staffing’s Chairman and Chief Executive Officer, D. Stephen Sorensen, will continue the success he has had in building Select Staffing through both acquisitions and organic growth.

•

A compelling valuation. Our board believes that the Merger will provide our stockholders with a unique opportunity to invest in a well-established business with significant growth potential at a very attractive valuation. The Merger will allow Select Staffing to substantially reduce its outstanding indebtedness, and our board believes that this deleveraging opportunity will make our company attractive to the public markets. We also believe that, over time, our common stock will trade in-line with what we believe are Select Staffing’s principal comparable companies, resulting in further price appreciation of our stock. Finally, our board believes that the temporary staffing market is at the beginning of a cyclical upturn and that favorable industry trends reflected in the recent results of Select Staffing and its competitors make the Merger particularly attractive from a valuation standpoint.

•

Our management’s belief that the acquisition of Select Staffing is preferable to any other available transaction to enhance stockholder value. While we considered and analyzed numerous companies and acquisition opportunities in various industries in our search for an attractive business combination candidate, we did not believe that any of those candidates would be as attractive to public stockholders as Select Staffing, which is in an industry that we believe has attractive growth prospects.

Our board of directors believes that each of the above factors supported its determination and recommendation to approve the Merger. In addition, our board of directors reviewed a number of additional factors in evaluating the proposed business combination with Select Staffing, including, but not limited to, the following:

•

The terms and conditions of the Merger and the Merger Agreement and related transaction documents, including (i) the terms of the “earnout” pursuant to which we may issue up to 6.0 million additional shares of our common stock based on Select Staffing’s 2010 EBITDA, (ii) the adjustments to the Merger consideration based on the level of Select Staffing indebtedness immediately prior to the Merger, (iii) the Merger Agreement provisions limiting Select Staffing’s payment of dividends and requiring timely payment of payables and accrued expenses, and (iv) the conversion of all of our outstanding warrants into 1,677,000 shares of our common stock pursuant to the Warrant Conversion Proposal.

•

The results of our legal, financial and accounting due diligence review of Select Staffing, including due diligence presentations from our executives and our advisors on such aspects of Select Staffing’s operations as corporate structure, debt arrangements, workers’ compensation risk management efforts, employment and compensation matters, tax issues, and related-party transactions.

Our board of directors also considered the following potentially negative factors, as well as the risks and uncertainties described under “Risk Factors” elsewhere in this proxy statement, in its deliberations concerning the Merger and related proposals:

•	Select Staffing’s significant leverage and working capital requirements.

•

The type and extent of Select Staffing’s historical transactions with affiliates, as well as the permitted additional loans to Select Staffing’s Chief Executive Officer and Select Staffing’s ability to forgive such loans prior to the Merger.

•	The negative impact to the net income of our combined company that will result from Select Staffing’s forgiveness of amounts owed it by its executives, as well as other Merger-related expenses.

•	The risk that Select Staffing might not perform on a prospective basis as well as it has performed historically.

•	The competitive nature of the staffing services industry, including the likelihood of increased competition and the impact of general economic conditions on future results.

•	The possibility that the benefits anticipated from the Merger might not be achieved or might not occur as rapidly or to the extent currently anticipated.

•

The risk that our current public stockholders would vote against the Merger Proposal and demand to convert their shares into a pro rata portion of our trust account upon consummation of the Merger, thereby reducing the amount of cash available to reduce outstanding Select Staffing indebtedness.

•

The fact that certain of our officers and directors may have interests in the Merger that are different from, or are in addition to, the interests of our stockholders generally, including the matters described under “— Certain Interests of Related Parties in the Merger” below.

•	The fact that the terms of the Merger do not include express indemnification provisions for breaches of representations or covenants.

In the view of our board of directors, these potentially countervailing factors did not, individually or in the aggregate, outweigh the advantages of the Merger.

Our board of directors determined not to obtain a fairness opinion in connection with the approval of the Merger because of (i) its internal ability to value the business as against public comparables and other market index measures, (ii) its general exercise of its business judgment, and (iii) its knowledge that the valuation of Select Staffing reflected in the proposed Merger, as well as other factors that our stockholders deem relevant, would be tested by the market and that 30% of our public stockholders could effectively veto the proposed Merger if they did not deem such valuation to be fair. Therefore, our board of directors did not undertake the kind of in-depth analysis that a financial advisor would have undertaken in the rendering of a fairness opinion. Tegris, our financial advisor, made a presentation to our board of directors that included an analysis of public company comparables, an overview of favorable economic trends, and a discussion of various other components of our investment thesis, and also reviewed potential risks for our company. Our board of directors did not receive any other report or appraisal materially related to the Merger or Select Staffing.

Our board of directors was cognizant of our liquidation date, which was recently extended from January 23, 2010 to February 16, 2010 with the approval of our stockholders, but ultimately evaluated the potential business combination with Select Staffing strictly on the quantitative and qualitative information regarding Select Staffing and its business that was available. Since completion of our initial public offering, or board has been regularly kept apprised of potential business combination targets and management’s discussions with and evaluation of such targets. As discussed above, we engaged in an ongoing and systematic search for potential business combination candidates, deciding on our own accord in various situations to terminate discussions with potential candidates when it was determined by management that such candidates did not ultimately represent the investment opportunity that we wanted to present to our stockholders.

The foregoing discussion of the information and factors considered by our board of directors is not intended to be exhaustive, but includes the material factors considered by our board of directors. In view of the variety of factors considered in connection with its evaluation of the Merger, our board of directors did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching its determination and recommendation. In addition, individual directors may have given differing weights to different factors. After weighing all of the different factors, our board of directors unanimously approved the Merger and recommends that our stockholders approve the Merger Proposal.

Valuation

Our Chief Executive Officer, James N. Hauslein, and our President, Gaurav V. Burman, with the assistance of our financial advisor, Tegris, and our legal counsel, Greenberg Traurig, negotiated the economic and other terms of the Merger with representatives of Select Staffing. Messrs. Hauslein and Burman provided our three other directors (Rohit M. Desai, Robert A. Knox and Raj Mishra) with periodic updates regarding the status of those negotiations. The members of our board of directors have long and diverse experience in operational management, investments and financial management and analysis:

•

After serving as a partner of a private equity firm, Mr. Hauslein served as Chairman of Sunglass Hut International, Inc., where he presided over numerous acquisitions and was actively involved in operational management. Mr. Hauslein has also served as a director of two other blank check companies formed to complete business combinations with operating businesses, and currently serves as a director of GLG Partners, a leading alternative asset manager, and Promethean India plc, a listed private equity and investment management business.

•

Mr. Burman has been engaged in private equity investments as his primary occupation for over 15 years, serving in various capacities with Dabur India Ltd., Dresdner Kleinwort Capital, and Promethean Investments.

•

Mr. Desai founded Desai Capital Management in 1984 and since then has served as Chairman, President and Chief Executive Officer of that private equity investment firm which has sponsored four institutional investment partnerships each with committed capital between $325 million and $410 million. From 1964 to 1984, Mr. Desai was affiliated with JPMorgan, where he served as Senior Vice President, Head of Special Investments. Mr. Desai has also served on the board of directors of several public companies, frequently serving as a member of their audit committees.

•

Mr. Knox also has significant private equity and investing experience. From 1984 through 1996, Mr. Knox served as President, and then Chairman and Chief Executive Officer, of Prudential Equity Investors, Inc., the private equity affiliate of the Prudential Insurance Company. Since then, Mr. Knox has been a senior managing director of Cornerstone Equity Investors, a New York-based private equity from that he co-founded.

•

Mr. Mishra has served as Chief Investment Officer of Indea Capital, a $750 million India–dedicated investment management firm, since July 2003. Mr. Mishra previously served as Managing Director and Head of Equities of Dresdner Kleinwort Wasserstein, the international investment banking arm of Dresdner Bank, a director with Banco Santander in Hong Kong, and a director with Peregrine Securities in Hong Kong and Mumbai.

We believe that this experience made our board of directors highly qualified to determine Select Staffing’s value and assess the merits of the Merger.

We, with assistance from Tegris, conducted due diligence and both industry and valuation analyses in order to assist us in determining and negotiating the economic terms of the Merger. We did not receive consulting services from any other financial advisors because our officers and directors believe that their experience and backgrounds were sufficient to enable them to make the necessary analyses and determinations with the assistance of Tegris. Neither Tegris nor any of our other advisors provided us or our directors with a fairness opinion in connection with the transaction.

Our board of directors considered certain traditional metrics used in valuing businesses, including multiples of historical and projected EBITDA and revenue, enterprise value analyses and leverage. More specifically, our board and financial advisor assessed Adecco, S.A., Manpower, Inc., Randstad Holding N.V., Spherion Corporation, and TrueBlue, Inc, the public companies in the staffing services industry that our financial advisor viewed as most comparable to Select Staffing. We and our financial advisor viewed Manpower as important because of its leading position in the U.S. staffing industry, TrueBlue and Spherion as important because of their US-only presence and lower market capitalization that is closer to the expected market value of our combined company, and Adecco and Randstad as important because of their significant presence in a variety of geographic markets, including the US and Europe. We determined that these public companies traded at values equal to 9.0 to 15.8 times the companies’ projected EBITDA for the calendar year ending in 2010. As an average, these companies traded at approximately 13.2 times the companies’ projected EBITDA for the calendar year ending in 2010. We also conducted valuation analyses using LTM (last twelve months) EBITDA multiples, estimated 2009 EBITDA multiples and “cycle-average” EBITDA analyses that take into account revenues and long-term EBITDA margins. We also assessed Kelly Services, Inc., Resources Connection, Inc., and Robert Half International Inc., other public companies in the staffing services industry that we did not believe were comparable to Select Staffing because they operate primarily in the specialty staffing sector and/or have significantly different operating metrics from Select Staffing. We and our financial advisor believe that specialty staffing companies are not affected by economic recovery cycles in the same manner as commercial staffing companies and have different operating metrics, thereby distorting EBITDA multiples. These three other public staffing companies traded at approximately 19.7 times projected EBITDA for 2010. We obtained the information for the public companies and public/private transactions from Capital IQ, a third-party data source that provides standardized financial reporting and analysis to the business community.

For confirmatory valuation analysis, we and Tegris also reviewed a number of precedent transactions which we believed were the only recent comparable transactions for which data was publicly available for review by us. The precedent transactions we reviewed were: Adecco SA acquisition of MPS Group (Enterprise Value $1,165.0 million, 0.7x LTM Sales, 14.4x LTM EBITDA), announced on August 31, 2009; Adecco SA acquisition of Spring Group plc (Enterprise Value $97.5 million, 0.1x LTM Sales, 17.4x LTM EBITDA), announced on August 11, 2009; Randstad Holding NV acquisition of Vedior NV (Enterprise Value $5,138.0 million, 0.5x LTM Sales, 17.4x LTM EBITDA) announced on April 1, 2008; and Impellam Group PLC acquisition of Corporate Services Group PLC (Enterprise Value $1,786.3 million, 0.1x LTM Sales, 5.9x LTM EBITDA). We and our financial advisor believed that, because of the cyclical nature of the staffing industry, it was important to focus only on recent transactions, and that no other recent publicly available staffing acquisitions were comparable because of differences in transaction size or other reasons. For example, we did not believe that Select Staffing’s March 2009 acquisition of Westaff was comparable because it was a distressed purchase transaction.

Our board, with the assistance of Tegris, also analyzed Select Staffing’s base case projected revenues and projected adjusted EBITDA in determining a value range for Select Staffing. These base case projections from Select Staffing showed that adjusted EBITDA is forecasted to grow from $91.7 million in 2009 to $106.0 million in 2010 to $119.3 million in 2011, while revenues are projected to increase from $1.53 billion in 2009 to $1.63 billion in 2010 to $1.78 billion in 2011.

Adjusted EBITDA reflects various “add backs” associated with Select Staffing’s acquisitions and the integration of acquired businesses with Select Staffing’s existing operations, including (i) expenses associated with the termination of employees of acquired businesses, including severance payments and wages of employees terminated after an integration transition period, (ii) legal, investment banking and other consulting expenses incurred in connection with acquisitions, (iii) lease termination payments arising in connection with the closing of duplicative offices or the elimination of redundant communication systems, as well as other similar restructuring expenses, and (iv) the full year effect of acquisitions. We used adjusted EBITDA as the primary basis for valuing Select Staffing because of our belief that it is better reflective of Select Staffing’s ongoing operations and related cash flows. Both EBITDA and adjusted EBITDA have limitations as analytical tools, and our stockholders should not consider them in isolation, or as a substitute for analysis of Select Staffing’s results reported under GAAP and appearing elsewhere in this proxy statement.

Our analyses of comparable public companies, precedent transactions and Select Staffing’s historical and projected financial performance provided our board with a range of valuations.

Based on the foregoing, we arrived at a range of potential values for Select Staffing of 8.2 to 12.4 times Select Staffing’s projected adjusted EBITDA for fiscal 2010. We determined to use this lower range of EBITDA multiples, rather than the 9.0 to 15.8 range (or 13.2 times average) implied by the comparable public companies discussed above, primarily because of the impact of the economic downturn on operational metrics in the staffing industry. More specifically, the staffing industry had depressed earnings in 2009, thereby inflating traditional earnings and EBITDA multiples. In order to reflect a more conservative analysis, our financial advisor recommended that we also use a cycle-average methodology that applies historical, long-term EBITDA margins to historical and projected EBITDA. By applying the 8.2 to 12.4 multiples to Select Staffing’s projected adjusted EBITDA of $106.0 million for fiscal 2010, our board of directors obtained a valuation range of approximately $869.0 million to $1.314 billion. Our board also recognized that these multiples were in the lower range of multiples described above for comparable public companies, due in part to the larger market capitalization and lower debt leverage of most of those public comparables, providing what the board believed to be an attractive margin that could help offset such differences, as well as unanticipated adverse changes in Select Staffing’s projected performance and operations.

The forecasts of Select Staffing’s future operating results are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond Select Staffing’s control. While all projections are necessarily speculative, we believe that the projections covering periods beyond twelve months from their date of preparation carry increasingly higher levels of uncertainty and should be read in that context. There will be differences between actual and projected results, and actual results may be materially greater or materially less than those reflected by the projections. The inclusion of the projections in this proxy statement should not be regarded as an indication that we, Select Staffing or our or Select Staffing’s representatives considered or consider the forecasts to be a reliable prediction of future events, and reliance should not be placed on the forecasts.

Select Staffing’s forecasts were disclosed to us for use as one of many factors in our overall evaluation of Select Staffing, and are included in this proxy statement solely for that reason. These forecasts were prepared in good faith by Select Staffing using the most relevant and up-to-date information available to Select Staffing at such time. Neither Select Staffing’s management nor any of Select Staffing’s representatives has made or makes any representation to any person regarding the ultimate performance of Select Staffing compared to the information contained in the forecasts, although Select Staffing’s management does make certain business decisions taking into account such forecasts. None of Select Staffing’s management nor any of Select Staffing’s representatives intends to update or otherwise revise the projections provided to us to reflect circumstances existing after the date when made or to reflect the occurrence of future events in the event that any or all of the assumptions underlying the forecasts are shown to be in error. We will not refer back to these forecasts in our future periodic reports filed under the Exchange Act.

Select Staffing’s registered independent public accounting firm has neither examined nor compiled the base case projections provided to us, and, accordingly, they do not express an opinion or any other form of assurance with respect thereto.

Satisfaction of 80% Test

It is a requirement that any business acquired by us have a fair market value equal to at least 80% of our trust account balance (excluding amounts payable for deferred underwriting discounts and commissions) at the time of such acquisition. Our board of directors valued Select Staffing at approximately $869 million to $1.314 billion as more fully described above in “— Valuation.” Such range of values exceeds 80% of the balance of our trust account (excluding deferred underwriting discounts and commissions), or approximately $152.8 million, and our board accordingly concluded that the 80% requirement contained in our charter was met. Our board of directors believes that because of the financial skills and background of its directors, it was qualified to conclude that the business combination with Select Staffing met this requirement.

Certain Interests of Related Parties in the Merger

When you consider the recommendation of our board of directors in favor of approval of the Merger Proposal, you should keep in mind that our directors and officers, as well as the underwriters of our initial public offering, have interests in the Merger that are different from, or in addition to, your interests as a stockholder or warrantholder. These interests include the following:

•

If the Merger is not consummated by February 16, 2010, our charter provides that our corporate existence will automatically terminate and we must be dissolved and liquidated. In such event, the 5,000,000 shares purchased by our founders that were acquired prior to our initial public offering for an aggregate purchase price of $20,000 would become worthless, as our founders have waived any right to receive liquidation distributions with respect to those shares. Such shares had an aggregate market value of $[            ] based upon the closing price of $[            ] on the NYSE Amex on January 15, 2010, the record date for the special meeting of stockholders.

•

If the Merger is not consummated by February 16, 2010, our corporate existence will automatically terminate and we must be dissolved and liquidated. In such event, the 6,900,000 warrants held by our directors, officers and their respective affiliates will expire worthless. The purchase of 5,800,000 of such warrants for an aggregate purchase price of $5.8 million took place on a private placement basis immediately prior to the consummation of our initial public offering. All of the proceeds we received from this purchase were placed in our trust account. In addition, James N. Hauslein and Gaurav V. Burman, executive officers and members of our board of directors, subsequently purchased an aggregate of 1,100,000 warrants in the public market for approximately $121,000. The warrants held by our directors, officers and their respective affiliates had an aggregate market value of $[            ], based on the closing price of $[            ] on the NYSE Amex on January 15, 2010, the record date. The holders of these 6,900,000 warrants have agreed to vote in favor of the Warrant Conversion Proposal.

•

It is currently anticipated that each of James N. Hauslein, Chairman of our board of directors and Chief Executive Officer, and Gaurav V. Burman, our President, will be a member of our board of directors following the Merger. As such, in the future Messrs. Hauslein and Burman will receive any cash fees, stock options or stock awards that our board of directors determines to pay to its other non-executive directors.

•

James N. Hauslein and Gaurav V. Burman have personally agreed that, if we liquidate prior to the consummation of a business combination, they will be personally liable to pay debts and obligations to target businesses or vendors or other entities that are owed money by us for services rendered or contracted for or products sold to us in excess of the net proceeds of our initial public offering not held in our trust account, but only if, and to the extent, the claims reduce the amount in our trust account and only if such entities did not execute a valid and enforceable waiver. Based on our estimated debts and obligations, it is not currently expected that Messrs. Hauslein and Burman will have any exposure under this arrangement in the event of our liquidation. Furthermore, Messrs. Hauslein and Burman will not have any personal liability (1) as to any claimed amounts owed to a third party who executed a waiver (including a prospective target business), even if such waiver is subsequently found to be invalid or unenforceable, and (2) as to any claims under our indemnity of the underwriters of our initial public offering against certain liabilities, including liabilities under the Securities Act.

•

If we are required to be liquidated and there are no funds remaining to pay the costs associated with the implementation and completion of such liquidation, Messrs. Hauslein and Burman have agreed to advance to us the funds necessary to pay such costs and complete such liquidation (currently anticipated to be no more than approximately $15,000) and not to seek repayment for such expenses.

•	If the Merger is not consummated, Lazard Capital Markets and Morgan Stanley will not receive their deferred underwriting discounts and commissions in connection with our initial public offering.

Actions that May Be Taken to Secure Approval of Our Stockholders

If holders of 30% or more of our Public Shares vote against the Merger Proposal (or, if the Pre-Closing Charter Amendment Proposal is approved, vote for or against the Merger Proposal) and seek conversion of their Public Shares into a pro rata portion of our trust account in accordance with our charter, we will not be permitted to consummate the Merger, even if the required vote for the Merger Proposal is received. To preclude such possibility, we, our founders, Select Staffing and/or our or their respective affiliates may negotiate agreements to provide for the purchase of Public Shares from certain holders who indicate their intention to vote against the Merger Proposal and seek conversion or otherwise wish to sell their Public Shares. We expect these agreements to also include agreements to provide such holders of Public Shares with incentives to vote in favor of the Merger. Agreements of such nature would only be entered into and effected at a time when we, our founders, Select Staffing and/or our or their respective affiliates are not aware of any material nonpublic information regarding us, our securities or Select Staffing. Definitive arrangements have not yet been determined but might include:

•

agreements between us and certain holders of Public Shares pursuant to which we would agree to purchase Public Shares from such holders immediately after the closing of the Merger for the price and fees specified in the agreements; or

•

agreements with third parties to be identified pursuant to which the third parties would purchase Public Shares during the period beginning on the date that we file our definitive proxy statement. Such agreements would also provide for us, immediately after the closing of the Merger, to purchase from the third parties all of the Public Shares purchased by them for the price and fees specified in the agreements.

As a result of the purchases that may be effected through such agreements, it is likely that the number of shares of our common stock in our public float will be reduced and that the number of beneficial holders of our securities also will be reduced from what it would have been if we did not purchase Public Shares in this manner.

The purpose of such agreements would be to increase the likelihood of obtaining the required vote (a majority of the Public Shares issued and outstanding as of the record date) and reduce the likelihood that holders of 30% or more of the Public Shares vote against the Merger Proposal and exercise their conversion rights. All shares purchased pursuant to such arrangements would be voted in favor of the Merger and all other proposals presented at the special meeting of stockholders. Any such purchase of shares would not affect the fact that 30% less one share of the Public Shares could be converted by our stockholders without the Merger being prohibited from closing because the number of Public Shares that may be converted by holders of Public Shares who vote against the Merger Proposal without prohibiting the consummation of the Merger is fixed in our charter at one share less than 30% of the Public Shares. If, for some reason, the Merger is not consummated, the purchasers would generally be entitled to participate in liquidating distributions from our trust account with respect to such shares. A holder of Public Shares will receive the same amount of cash from our trust account with respect to its shares, whether it exercises its conversion rights or receives its pro rata portion of our trust account in the event we are dissolved and liquidated, subject to any reduction of the funds in our trust account due to claims of creditors. If the Merger Proposal is approved, in no event would any holder of Public Shares be unable to exercise its conversion rights.

Purchases pursuant to such agreements ultimately paid for with funds originating from our trust account would reduce the funds available to us after the Merger for repaying outstanding Select Staffing indebtedness and for working capital and general corporate purposes. Nevertheless, in all events there will be sufficient funds available to us from our trust account to pay the holders of all Public Shares that are properly converted.

If these agreements are entered into, the consequence could be that the Merger would be approved when, without such arrangements, the Merger might not have otherwise been approved. Purchases of Public Shares by the persons described above would allow them to exert more influence over the approval of the Merger and other proposals and would likely increase the chances that such proposals would be approved. Moreover, any such purchases may make it less likely that the holders of 30% or more of the Public Shares will vote against the Merger Proposal and exercise their conversion rights.

It is possible that the special meeting of stockholders could be adjourned or postponed to provide time to seek out and negotiate such transactions if, at the time of the meeting, it appears that the requisite vote will not be obtained or that the limitation on conversion will be exceeded, assuming that the Stockholder Adjournment Proposal is approved. Also, under Delaware law, our board of directors may postpone the special meeting of stockholders at any time prior to it being called in order to provide time to seek out and negotiate such transactions. In no event will we adjourn or postpone the special meeting of stockholders or consummate the Merger beyond the date by which we may properly do so under our charter and Delaware law.

As of the date of this proxy statement, no agreements to such effect have been entered into with any such investor or holder. In the event that any purchases of our common stock are made by us, our founders, Select Staffing or any of our or their respective affiliates after the mailing of this proxy statement to stockholders but prior to the special meeting of our stockholders, we will file a Current Report on Form 8-K within four business days of such purchases or otherwise prior to the special meeting of stockholders. Any such report will include descriptions of the agreements entered into or significant purchases by any of the aforementioned persons. If members of our board of directors or officers make purchases pursuant to such arrangements, they will be required to report these purchases on beneficial ownership reports filed with the SEC within two business days of such transactions. Despite our obligation to report any such purchases, stockholders may not have time to consider the impact of any such purchases prior to submitting a proxy (or if a proxy has already been submitted, may not have time to revoke or change such proxy).

Potential Rescission Rights and Damages Claims

If you purchased securities in our initial public offering, you may have securities law claims against us for rescission (under which a successful claimant has the right to receive the total amount paid for his or her securities pursuant to an allegedly deficient prospectus, plus interest and less any income earned on the securities, in exchange for surrender of the securities) or damages (compensation for loss on an investment caused by alleged material misrepresentations or omissions in the sale of a security) on the basis of, for example, our initial public offering prospectus not disclosing that we may seek to amend our charter to extend conversion rights to holders of Public Shares who vote in favor of a business combination, that funds in our trust account might be used, directly or indirectly, to purchase Public Shares in order to secure approval of the Merger Proposal by our stockholders, or that we may seek to amend the terms of the warrant agreement to provide for the conversion of all warrants into shares of our common stock.

These rescission claims may entitle stockholders asserting them to up to $10.00 per share, based on the initial offering price of the units sold in our initial public offering, each comprised of one share of common stock and one warrant to purchase an additional share of common stock, less any amount received from the sale or fair market value of the original warrants purchased as part of the units, plus interest from the date of our initial public offering. In the case of holders of Public Shares, this amount may be more than the pro rata portion of our trust account to which they are entitled upon exercise of their conversion rights or upon our liquidation.

In general, a person who contends that he or she purchased a security pursuant to a prospectus that contained a material misstatement or omission must make a claim for rescission within the applicable statute of limitations period, which, for claims made under Section 12 of the Securities Act and some state statutes, is one year from the time the claimant discovered or reasonably should have discovered the facts giving rise to the claim, but not more than three years from the occurrence of the event giving rise to the claim. A successful claimant for damages under federal or state law could be awarded an amount to compensate for the decrease in value of his or her shares caused by the alleged violation (and, possibly, punitive damages), together with interest, while retaining the shares. Claims under the anti-fraud provisions of the federal securities laws must generally be brought within two years of discovery, but not more than five years after occurrence. Rescission and damages claims would not necessarily be finally adjudicated by the time the Merger is completed, and such claims would not be extinguished by consummation of the Merger.

Even if you do not pursue such claims, others, who may include all other holders of Public Shares, may do so. Neither we nor Select Staffing can predict whether stockholders will bring such claims or whether such claims would be successful.

The Merger Agreement

This section of this proxy statement describes the material provisions of the Merger Agreement, but does not purport to describe all of the Merger Agreement’s terms. The following summary is qualified in its entirety by reference to the complete text of the Merger Agreement, a copy of which is attached as Annex A. You are urged to read the Merger Agreement in its entirety because it is the primary legal document that governs the Merger.

The Merger Agreement has been included to provide information regarding the terms of the Merger. Except for its status as the contractual document that establishes and governs the legal relations among our company, on the one hand, and Select Staffing, on the other hand, with respect to the Merger, such agreement is not intended to be a source of factual, business or operational information about the parties.

The Merger Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the Merger Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Merger Agreement. The representations, warranties and covenants in the Merger Agreement are also modified in important part by the underlying disclosure statements which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to stockholders, and were used for the purpose of allocating risk among the parties rather than establishing matters as facts. Although the representations and warranties in the Merger Agreement may not constitute the actual state of facts about the parties to the Merger Agreement as of a specific date, any specific material facts of which we are currently aware that contradict the representations and warranties in the Merger Agreement have been disclosed in this proxy statement or in the information contained in our public reports filed with the SEC.

Structure of the Merger

Pursuant to the Merger Agreement, a recently formed holding company for Select Staffing will merge with and into our company, with our company being the surviving entity and Select Staffing becoming our wholly owned subsidiary.

Anticipated Accounting Treatment

The Merger will be accounted for as a reverse merger in which Select Staffing is the accounting acquirer, a capital transaction in substance. We believe that Select Staffing is the acquirer for accounting purposes for the following reasons: (i) current Select Staffing officers will control the management of our company, (ii) designees of Select Staffing will constitute half of the members of our board of directors, and (iii) current Select Staffing shareholders will be the largest group of our stockholders following the Merger and are likely to vote together although there is no formal voting agreement among them. The accounting treatment utilizes the capital structure of our company and our assets and liabilities will be recorded at their historical cost. The legal status of our company as the surviving corporation in the Merger will not change as result of the accounting treatment.

Merger Consideration

We will issue to Select Staffing’s shareholders an aggregate of 24,723,000 shares of our common stock. The aggregate number of shares to be issued to Select Staffing’s shareholders will also be decreased by one share for each $10 of Select Staffing Closing Date Debt (as defined in the Merger Agreement) above $518.0 million and will be increased by one additional share for each $10 of Closing Date Debt below $518.0 million, subject to a maximum increase of 1.3 million shares. In addition, Select Staffing’s shareholders will be entitled to receive up to 6.0 million additional shares as follows:

•

We will issue 2.0 million shares to Select Staffing shareholders if the last sales price of our common stock equals or exceeds $15.00 per share (as adjusted for any stock splits) for any 20 trading days within any 30-trading-day period ending 45 days after we file our annual report on Form 10-K with respect to the fiscal year ending December 26, 2010.

•

If we issue the 2.0 million shares (because our stock price is at least $15.00 during the specified period), we will issue up to 4.0 million additional shares if the fiscal 2010 EBITDA of our combined company (with certain add backs, including for expenses incurred in connection with the Merger) exceeds $98.0 million, at the rate of one additional share for each $3.75 of EBITDA over a $98.0 million threshold.

•

If we do not issue the 2.0 million shares (because our stock price is not at least $15.00 during the specified period), we will issue up to 6.0 million shares if the fiscal 2010 EBITDA of our combined company (with certain add backs, including for expenses incurred in connection with the Merger) exceeds $98.0 million, at the rate of one additional share for each $2.50 of EBITDA over a $98.0 million threshold.

Pursuant to Select Staffing’s 2006 Stock Incentive Plan, upon consummation of the Merger, all vesting restrictions on shares of restricted stock will lapse in full. In addition, all outstanding options that are not exercised will terminate upon consummation of the Merger.

Closing

The closing of the Merger will take place no later than the second business day after the satisfaction or waiver of all conditions described below under “— Conditions to the Completion of the Merger”, or such other date as we and Select Staffing may agree.

Certificate of Incorporation and Bylaws

Our Certificate of Incorporation and Bylaws will be amended in connection with the closing of the Merger in the forms of Annex C and Annex G to this proxy statement and as so amended will be our Certificate of Incorporation and Bylaws thereafter. Additionally, we will file a certificate of designations setting forth the rights and privileges of the Series A preferred stock as described under “Description of Atlas Securities—Preferred Stock.”

Representations and Warranties

The Merger Agreement contains a number of representations and warranties made by the parties.

The substantially reciprocal representations and warranties made by the parties relate to:

•	organization, qualification and subsidiaries;

•	authority to execute, deliver and perform its obligations under the transaction documents and the enforceability of those transaction documents;

•

absence of any conflicts or violations under organizational documents, material agreements and applicable laws, licenses or permits as a result of the consummation of the Merger or the execution, delivery or performance of the transaction documents;

•	payment of fees to investment banks, brokers, finders or other intermediaries in connection with the transaction documents;

•	required governmental approvals;

•	capital structure;

•	financial statements and liabilities;

•	absence of certain changes or events since September 30, 2009 (October 4, 2009 in the case of Select Staffing);

•	tax matters;

•	title to assets and properties and absence of material liens;

•	material contracts and change of control agreements;

•	litigation matters;

•	compliance with applicable laws;

•	employment and employee benefits matters;

•	intellectual property;

•	information supplied for use in this proxy statement;

•	transactions with affiliates; and

•	stockholder approval.

The Merger Agreement contains additional representations and warranties of Select Staffing relating to the following:

•	labor matters;

•	insurance;

•	franchises;

•	the trust account in which the funds from Atlas’ initial public offering are held; and

•	takeover laws.

The Merger Agreement contains additional representations and warranties of Atlas relating to the following:

•	SEC reports;

•	the amount of proceeds from Atlas’ initial public offering; and

•	business activities.

Materiality and Material Adverse Effect

Certain representations and warranties are qualified by materiality or material adverse effect. For the purpose of the Merger Agreement, a material adverse effect as to the parties means any event, change, circumstance, effect, development or state of facts that, individually or in the aggregate, (a) is reasonably likely to have a material adverse effect on the business, financial condition, assets, liabilities, results of operations or prospects of such entity, or (b) would prevent or materially impair or materially delay the ability of such entity to perform its obligations under the Merger Agreement or to consummate the transactions contemplated thereby. None of the following will be deemed to be or constitute a material adverse effect:

•	economic, financial or political conditions or changes therein,

•	any act of war, armed hostilities or terrorism,

•	changes in applicable laws or changes in GAAP,

•	further declines in the temporary staffing industry that do not disproportionately affect Select Staffing;

•	the effect of certain changes in accounting policies; or

•	changes in the market price or trading volume of Atlas’ common stock.

Covenants

The parties to the Merger Agreement have agreed to perform certain covenants in the Merger Agreement. The principal covenants are as follows:

Conduct of Business. For the period prior to completion of the Merger or termination of the Merger Agreement and except as expressly permitted by the Merger Agreement, Select Staffing agreed to:

•	conduct its business in the ordinary course consistent with past practices;

•	use reasonable commercial efforts to preserve intact relationships and maintain any contracts with customers, suppliers and others with which it has business relationships; and

•	use reasonable commercial efforts to keep available the services of its officers and employees.

We and Select Staffing also agreed that, except for various exceptions contained in the Merger Agreement or the related disclosure statement, we and Select Staffing would not do any of the following:

•	amend or propose to amend any of its organizational documents;

•	authorize for issuance, issue, sell or deliver any of its securities or any securities of any of its subsidiaries;

•	acquire, redeem or amend any of its securities or any securities of any of its subsidiaries;

•	split, combine or reclassify any shares of capital stock or other equity securities;

•	propose or adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of it or any of its subsidiaries;

•	except as may be required to remain in compliance with applicable laws or GAAP, make any change in any of the accounting principles or practices used by it;

•

change any material tax election or accounting method, settle or compromise any material tax liability, or consent to the extension or waiver of the limitations period applicable to a material tax claim or assessment;

•	enter into or amend any material contract or grant any release or relinquishment of any material rights under any material contract, except as permitted in the Merger Agreement;

•	declare or pay any dividend;

•	acquire, sell, lease, license or dispose of any other person or any equity or ownership interest therein; or

•	enter into a contract to do any of the foregoing.

In addition, Select Staffing also agreed that, except for various exceptions contained in the Merger Agreement or the related disclosure statement, Select Staffing would not do any of the following:

•	incur or assume any indebtedness or issue any debt securities, guarantee any material obligations, make any material loans or mortgage or pledge any of its or its subsidiaries’ assets;

•	make any changes to any employee benefits plan, increase compensation or other benefits payable to any director, officer, employee or former employee not required by any employee benefits plan;

•	forgive any loans to any of its or its subsidiaries’ or affiliates’ employees, officers or directors;

•	enter into, amend, or extend any collective bargaining agreement;

•	enter into, renew, or amend any transaction or contract between (i) Select Staffing or any of its subsidiaries, and (ii) any affiliate of Select Staffing; and

•	hire any executive officer.

Notwithstanding the limitations in the Merger Agreement, Select Staffing’s disclosure statement to the Merger Agreement expressly permits Select Staffing to take a number of material actions prior to the Merger, including the making of loans to its Chief Executive Officer and the forgiveness of indebtedness of certain Select Staffing officers (including its Chief Executive Officer). These material transactions are described in the sections entitled “Select Staffing Management’s Discussion and Analysis of Financial Condition and Results of Operations — Recent Developments” and “Certain Relationships and Related Party Transactions — Select Staffing Related Party Transactions.”

Atlas Proxy Statement and Stockholders’ Meeting. We agreed to prepare and file this proxy statement with the SEC, make any other filing required under the securities laws or any other federal, foreign or blue sky laws, and to call and hold a meeting of our stockholders for the purpose of seeking stockholder approval of the Merger Proposal. We also agreed that we will, through our board of directors and subject to their fiduciary duties or as otherwise required by law, recommend to our stockholders that they approve the Merger Proposal. Select Staffing agreed to provide the required information with respect to its business in this proxy statement.

Reasonable Efforts. Each party agreed to use its commercially reasonable efforts to take, or cause to be taken, all necessary and proper actions to consummate the Merger, including the following: (1) to cause the conditions precedent to the closing of the Merger to be satisfied; (2) to prepare and file, as promptly as practicable, all necessary documentation to consummate the Merger; (3) to effect all applications, notices, petitions and filings required as a result of the Merger; and (4) to obtain all necessary consents, approvals or waivers from governmental entities or third parties required to consummate the Merger.

Public Announcements. Each party agreed to cooperate in good faith to jointly prepare all press releases and public announcements pertaining to the Merger Agreement and the Merger. Each party agreed that it will not issue or otherwise make any public announcement or communication pertaining to the Merger Agreement or the Merger without the prior consultation of the other, subject to certain exceptions set forth in the Merger Agreement.

Stock Exchange Listing. We agreed to use our commercially reasonable efforts to cause our common stock issuable pursuant to the Merger Agreement to be approved for listing on the New York Stock Exchange or such other securities exchange as may be mutually agreed to in writing by us and Select Staffing.

Directors’ and Officers’ Insurance. For seven years after the date of closing, we are obligated to maintain $100 million of “tail” insurance coverage for the benefit of our and Select Staffing’s directors and officers prior to the Merger.

Trust Waiver. Select Staffing and it subsidiaries and each holder of Select Staffing’s common stock agreed that he, she or it does not have any right, title, interest or claim of any kind in or to any monies in our trust account and waived any such any right, title, interest or claim.

HSR Act. If required by the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, we and Select Staffing will each take all necessary actions, file all required documents, respond in good faith to all information requested by the governmental entities and otherwise cooperate in good faith with each other.

Founders’ Stock. One million shares of our common held by our founders will be forfeited to us on or prior to the date the Merger becomes effective.

Second Lien Payoff Letter. At least three business days prior to the closing date of the Merger, Select Staffing will provide us with a pay-off letter from holders of indebtedness incurred pursuant to the Second Lien Credit Agreement (as defined in the Merger Agreement) that have consented to the transactions contemplated by the Merger Agreement.

Takeover Statutes. The parties agreed to grant any approvals and take any actions as are reasonably necessary so that the Merger and the other transactions contemplated thereby may be consummated as promptly as practicable on the terms contemplated thereby if any takeover statute enacted under state or federal law becomes applicable to the Merger or any of the other transactions contemplated by the Merger Agreement.

Preliminary Transactions. The Merger Agreement provides that Koosharem Corporation and New Koosharem Corporation, a recently formed subsidiary of Koosharem Corporation which we refer to as NewCo, will engage in certain restructuring transactions prior to the effective time of the Merger. These transactions include the following, which will occur in the following order: (1) NewCo will form a wholly owned subsidiary under California law; (2) this subsidiary will merge with and into Koosharem Corporation with Koosharem Corporation being the surviving entity; and (3) Koosharem Corporation will convert into a single-member limited liability company. As a result of this merger, and upon the effectiveness thereof, Koosharem Corporation will become a wholly owned subsidiary of NewCo, the shares of NewCo owned by Koosharem Corporation will be cancelled without payment of any consideration for such shares, each shareholder of Koosharem Corporation will receive one share of common stock of NewCo for each share of common stock of Koosharem Corporation held by such shareholder, and such shareholders shall become the only shareholders of NewCo.

Additional Limitations on Select Staffing Conduct. Select Staffing has agreed to limit its distributions to shareholders prior to consummation of the Merger and to continue to pay accrued expenses, payables and other obligations on a timely basis.

Conditions to the Completion of the Merger

The obligations of each of the parties to complete the Merger are subject to the satisfaction or waiver by the other party at or prior to the closing date of various conditions, including:

•	the absence of any law or action by any court or other government entity which would make the Merger illegal or otherwise prohibit consummation of the Merger;

•	the termination or expiration of all antitrust-related waiting periods and the receipt of all other material governmental approvals and consents;

•	the approval by our stockholders of the Merger Proposal, the Post-Closing Charter Amendment Proposal and the Incentive Plan Proposal; and

•	the approval by our warrantholders of the Warrant Amendment.

In addition, our obligation to complete the Merger is subject to the following additional conditions, unless waived in writing by us, including

•	certain representations and warranties of Select Staffing must be true and correct in all respects on the date of the Merger Agreement and as of the closing date as if they were made on that date;

•	Select Staffing’s performance or compliance with its covenants and agreements contained in the Merger Agreement and other transaction documents;

•	no material adverse Select Staffing changes;

•

receipt of a legal opinion from counsel to Select Staffing confirming (i) Select Staffing’s due authorization of the Merger Agreement, (ii) the enforceability of the Merger Agreement against Select Staffing, and (iii) the outstanding capital stock of Select Staffing and NewCo;

•

receipt of all consents required to consummate the Merger except those consents which, if not obtained, would not have a material adverse effect on Select Staffing or prevent or materially impair Select Staffing’s ability to consummate the transactions contemplated by the Merger Agreement, which we believe are solely the consents of Select Staffing’s first and second lien lenders already obtained pursuant to the December 2009 amendments described in the section entitled “Select Staffing Management’s Discussion and Analysis of Financial Condition and Results of Operations — Recent Developments;”

•	holders of not more than 1% of NewCo’s outstanding stock have demanded and validly perfected appraisal of their shares of common stock in accordance with applicable California law;

•

we are reasonably satisfied that we will be able to obtain, no later than three business days after the closing of the Merger, all historical (audited and unaudited) and pro forma financial statements with respect to Select Staffing, its subsidiaries, and its prior acquisitions, if any, together with any required consent(s) of independent public accountants, that are required to be included in the Closing Form 8-K (as defined in the Merger Agreement);

•	no outstanding NewCo equity securities other than NewCo common stock, and no outstanding options, warrants, calls, rights or other contracts to purchase equity securities of NewCo or Select Staffing;

•

satisfaction of the conditions required by the First Lien Credit Amendment to consummate the Merger described in the section entitled “Select Staffing Management’s Discussion and Analysis of Financial Position and Results of Operations — Recent Developments,” which include (a) retirement of the second lien loans as described in the next bullet, (b) availability under the first lien revolver of at least $35.0 million, (c) contribution by Atlas of at least $125.0 million in cash to Select Staffing upon consummation of the Merger, and (d) delivery of a pledge and security agreement executed by NewCo in favor of the first lien lenders;

•

consummation of the transactions contemplated by the Second Lien Retirement Agreement described in the section entitled “Select Staffing Management’s Discussion and Analysis of Financial Position and Results of Operations — Recent Developments,” which requires Select Staffing to retire at least 90% of its $100.0 million of second lien loans with a combination of $25.0 million in cash and up to 7.8 million shares of our Series A preferred stock; and

•

we are reasonably satisfied that (i) Select Staffing does not have more than $528.0 million of debt immediately prior to the Merger, (ii) Select Staffing has complied with the Merger Agreement limitations on dividends and timely payment of obligations, and (iii) the arrangements described in the section entitled “Certain Relationships and Related Party Transactions — Select Staffing Related Party Transactions — Workers’ Compensation Letters of Credit” will continue for at least one year following the Merger. Select Staffing anticipates reducing its debt to no more than $528.0 million immediately prior to the Merger primarily through the paydown of the first lien revolver using cash flow from operations and through contractually agreed upon prepayment discounts obtained by Select Staffing in connection with the Dutch auctions contemplated by the First Lien Credit Amendment.

In addition, the obligations of Select Staffing and NewCo to complete the Merger are subject to the following additional conditions, unless waived in writing by Select Staffing, including

•	certain of our representations and warranties must be true and correct in all respects on the date of the Merger Agreement and as of the closing date as if they were made on that date;

•	our performance or compliance with our covenants and agreements contained in the Merger Agreement and other transaction documents;

•	no material adverse change to our business;

•

receipt of a legal opinion from our counsel confirming (i) our due authorization of the Merger Agreement, (ii) the enforceability of the Merger Agreement against us, and (iii) our outstanding capital stock;

•	we shall have executed and delivered to D. Stephen Sorensen and other Select Staffing stockholders the registration rights agreement attached to this proxy statement as Annex F; and

•

Select Staffing shall be reasonably satisfied that we will have at least $185.0 million available to prepay Select Staffing indebtedness and for working capital (which minimum will be decreased by approximately $10.00 for each Public Share that is converted into a pro rata portion of our trust account and each Public Share acquired or to be acquired as part of our efforts to secure stockholder approval of the Merger).

Our board of directors intends to re-solicit our stockholders for approval of the Merger in the event that we or Select Staffing waive a material condition to completion of the Merger.

Termination

The Merger Agreement may be terminated and the Merger abandoned at any time prior to the closing:

•	by mutual written agreement of the parties;

•	by either us or Select Staffing if the closing has not occurred before February 16, 2010;

•	by either us or Select Staffing if there is any law, which is not subject to appeal or has become final, that makes consummation of the Merger illegal or otherwise prohibited;

•

by us or Select Staffing if there has been a breach of any representation, warranty, covenant or agreement by the other party such that the condition set forth above with respect to representations and warranties or covenants under “— Conditions to the Completion of the Merger” would not be satisfied, unless such breach is curable and the breaching party continues to exercises reasonable commercial efforts to cure it;

•

by Select Staffing (if Select Staffing is not then in material breach of its obligations under the Merger Agreement) if our board of directors effects a Change in Recommendation (as defined in the Merger Agreement);

•

by us, at any time prior to receipt of stockholder approval of the Merger Proposal, to accept a Superior Proposal (as defined in the Merger Agreement), provided that we provided Select Staffing with not less than three business days notice prior to such termination and we have complied in all material respects with certain notice and expense reimbursement obligations set forth in the Merger Agreement;

•

by us or Select Staffing if stockholder approval of the Merger Proposal is not obtained at the special meeting of stockholders (as the same may be adjourned or postponed from time to time but not later than February 16, 2010); or

•	by Select Staffing if we do not file a definitive copy of this proxy statement with the SEC by January 28, 2010.

In the event of termination of the Merger Agreement, the Merger Agreement will become void and have no effect, without any liability on the part of either party or its affiliates or representatives, except (i) as specially set forth in the Merger Agreement and (ii) that each party will still be liable for any fraud, willful misrepresentation, or intentional breach of the Merger Agreement.

Survival

The representations and warranties in the Merger Agreement will not survive the closing of the Merger. All covenants and obligations in the Merger Agreement or the transaction documents will survive the closing indefinitely or until, by their respective terms, they are no longer operative.

Governing Law

The Merger Agreement is governed by and will be construed in accordance with the laws of the State of Delaware.

Required Vote

The approval of the Merger Proposal requires the affirmative vote of a majority of the issued and outstanding Public Shares. In addition, holders of less than 30% of the Public Shares must have properly exercised their conversion rights.

Recommendation

After careful consideration of the matters described above, our board of directors determined unanimously that the Merger is advisable and fair to, and in the best interests of, our company and our stockholders. Our board of directors unanimously recommends that you vote “FOR” the Merger Proposal.

The foregoing discussion of the information and factors considered by our board of directors is not meant to be exhaustive, but includes the material information and factors considered by our board of directors.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE MERGER PROPOSAL.

The Post-Closing Charter Amendment Proposal

The Post-Closing Charter Amendment Proposal, if approved, will provide for the amendment and restatement of our current charter to:

•	change our corporate name to “Select Staffing, Inc.;”

•	change our limited corporate existence to perpetual, which is the typical period of existence for corporations;

•	delete provisions of Article Fourth, Sixth and Seventh, as such provisions will no longer be applicable to us after the Merger; and

•	make certain other changes that our board of directors believes are immaterial.

Articles Fourth, Sixth and Seventh apply to our company prior to our initial business combination in our capacity as a blank check special purpose acquisition company. Article Fourth discusses voting rights relating to our “business combination,” “trust fund” and other specifics relating to our purpose as a blank check special purpose acquisition company. Article Sixth states the “termination date” after which we would be required to dissolve if a business combination is not consummated. Article Seventh provides that our business combination must have a fair market value of 80% of the trust fund and contains other definitions relating to a business combination.

In the judgment of our board of directors, the Post-Closing Charter Amendment Proposal is desirable for the following reasons:

•	The change of our corporate name is desirable to reflect the business of our company following the Merger.

•	The extension of our corporate existence to perpetual is necessary in order for us to continue in existence after the consummation of the Merger.

•

Articles Fourth, Sixth and Seventh relate to our purpose as a blank check company prior to the consummation of our initial business combination and will not be applicable after consummation of the Merger. Accordingly, they will serve no further purpose.

•

The other changes are changes that our board believes to be immaterial, including, for example, updating statements relating to the history of amendments made to our charter and section references throughout, and clarifying that, in the event of liquidation, dissolution or winding up of our company, the assets of our company available for distribution to stockholders shall be distributed in equal amounts per share to the holders of common stock (subject to any preferred stock designation or as otherwise required by law).

Pursuant to the Merger Agreement, approval of the Post-Closing Charter Amendment Proposal is a condition to the consummation of the Merger. If the Merger Proposal is not approved, the Post-Closing Charter Amendment Proposal will not be presented at the special meeting.

Effect of the Post-Closing Charter Amendment Proposal

If the Post-Closing Charter Amendment Proposal is approved, a second amended and restated certificate of incorporation of our company, effecting the amendments described under this section, will be filed with the Delaware Secretary of State immediately after the consummation of the Merger. A copy of our second amended and restated certificate of incorporation to be effective immediately after the consummation of the Merger, assuming approval of each of the amendments included in the Post-Closing Charter Amendment Proposal (and the Cumulative Voting Proposal, as discussed below) and filing in the office of the Delaware Secretary of State, is attached as Annex C to this proxy statement.

Required Vote

Approval of the Post-Closing Charter Amendment Proposal requires the affirmative vote of a majority of the issued and outstanding shares of our common stock as of the record date.

Recommendation

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE POST-CLOSING CHARTER AMENDMENT PROPOSAL.

The Cumulative Voting Proposal

The Cumulative Voting Proposal, if approved, will provide for an amendment to our current charter to include cumulative voting in the election of our directors. In an election of directors under cumulative voting, each share of voting stock is entitled to vote the number of votes to which such share would normally be entitled, multiplied by the number of directors to be elected. A stockholder may then cast all such votes for a single candidate or may allocate them among as many candidates as the stockholder may choose.

Cumulative voting may enable a minority stockholder or group of stockholders to elect at least one representative to the board. Without cumulative voting, the holders of a majority of the shares present at an annual meeting would have the power to elect all of the directors to be elected at that meeting.

On December 3, 2009, our Chairman and Chief Executive Officer, James N. Hauslein, together with a senior lawyer with Greenberg Traurig, LLP, our legal counsel, had a telephone conference regarding corporate governance matters with a representative of Select Staffing’s second lien lenders. During the call, the representative indicated that the second lien lenders would not enter into the then contemplated amendment to Select Staffing’s second lien credit agreement, which would include the lenders’ consent to the Merger and provide for the retirement of substantially all of the second lien debt in exchange for $25 million in cash and up to 7.8 million shares of our Series A preferred stock, without some level of minority stockholder protection. Our representatives and representatives of Select Staffing discussed a number of proposals made by the representative of the second lien lenders, including a director designee for the second lien lenders, a classified board of directors, and cumulative voting for directors. We and Select Staffing ultimately agreed to the second lien lenders’ request to designate one of the eight members of the board of directors of our combined company following the Merger, as well as the second lien lenders’ request to amend our charter to provide for cumulative voting.

The December 2009 amendment to Select Staffing’s second lien credit facility expressly provides that the second lien lenders’ consent to the Merger is subject to a number of conditions, including that, following the Merger, our board of directors will be elected through a cumulative voting process.

In the judgment of our board of directors, the Cumulative Voting Proposal is desirable because cumulative voting in the election of directors will enhance our stockholders’ ability to elect a single director or a small number of directors, thus increasing their ability to have a voice on our board even when they lack the voting power to affect change-in-control or other major decisions. As a result, cumulative voting safeguards minority stockholder interests and may therefore bring independent perspectives to our board decisions.

Notwithstanding that cumulative voting is a condition to the effectiveness of the second lien lenders’ consent to the Merger, the Cumulative Voting Proposal is not a condition to the consummation of the Merger. If the Merger Proposal is not approved, the Cumulative Voting Proposal will not be presented at the special meeting.

Effect of the Cumulative Voting Proposal

If the Cumulative Voting Proposal is approved, a second amended and restated certificate of incorporation of our company, effecting the amendment described under this section and the amendments described under the section entitled “—The Post-Closing Charter Amendment Proposal” above, will be filed with the Delaware Secretary of State immediately after the consummation of the Merger. A copy of our second amended and restated certificate of incorporation to be effective immediately after the consummation of the Merger, assuming approval of each of the amendments included in the Cumulative Voting Proposal and the Post-Closing Charter Amendment Proposal and filing in the office of the Delaware Secretary of State, is attached as Annex C to this proxy statement. If the Cumulative Voting Proposal is not approved, Subsection A of Article Sixth will be deleted from the second amended and restated certificate of incorporation attached as Annex C to this proxy statement.

Required Vote

Approval of the Cumulative Voting Proposal requires the affirmative vote of a majority of the issued and outstanding shares of our common stock as of the record date.

Recommendation

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE CUMULATIVE VOTING PROPOSAL.

The Director Election Proposal

The Merger Agreement provides that, upon the consummation of the Merger, the board of directors of our combined company will consist of eight members, (i) four of whom will be designated by Select Staffing, one of whom will be D. Stephen Sorensen (who will serve as Chairman), one of whom will be Paul J. Sorensen, and two of whom will be independent under SEC rules and the rules of the national securities exchange on which our stock is then listed and under the Exchange Act, which we refer to as independent, each of whom must be reasonably acceptable to us, (ii) three directors designated by us, one of whom will be James N. Hauslein, one of whom will be Gaurav V. Burman, and one of whom will be independent and reasonably acceptable to Select Staffing, and (iii) one of whom will be independent and designated by a majority-in-interest of our second lien lenders who will receive up to 7.8 million shares of our Series A preferred stock.

At the special meeting of stockholders, eight directors will be elected to our board of directors, conditioned upon consummation of the Merger. Upon consummation of the Merger, if management’s nominees are elected, the directors of our company will be as follows:

D. Stephen Sorensen

Stephen L. Bradford

Gaurav V. Burman

James N. Hauslein

Dayton R. Judd

George L. Pita

Donald K. Rice

Paul J. Sorensen

For biographical summaries of these nominees, see the section entitled “Management Following the Merger.”

Required Vote

The election of directors requires a plurality vote of the shares of common stock present in person or represented by proxy and entitled to vote at the special meeting. “Plurality” means that the individuals who receive more votes cast “FOR” than “AGAINST” their election are elected as directors. Consequently, any shares not voted “FOR” a particular nominee (whether as a result of abstentions, a direction to withhold authority or a broker non-vote) will not be counted in the nominee’s favor.

Unless authority is withheld, the proxies solicited by the board of directors will be voted “FOR” the election of these nominees. In case any of the nominees becomes unavailable for election to our board of directors, an event that is not anticipated, the persons named as proxies, or their substitutes, will have full discretion and authority to vote or refrain from voting for any other candidate in accordance with their judgment.

If the Merger Proposal is not approved, the Director Election Proposal will not be presented at the special meeting of stockholders and our current directors will continue in office until we are required to be liquidated.

Recommendation

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE DIRECTOR ELECTION PROPOSAL.

The Incentive Plan Proposal

Background

The Incentive Plan has been approved by our board of directors subject to approval and consummation of the Merger and further subject to approval by our stockholders. The purposes of the Incentive Plan are to provide an incentive to selected employees, directors, independent contractors, and consultants of our company or our affiliates, and to attract and retain competent and dedicated persons whose efforts will result in the long-term growth of our company.

We may grant incentive and non-qualified stock options, stock appreciation rights, restricted stock, deferred stock, performance stock, other stock-based awards and other cash-based awards, collectively referred to as awards, to our employees, directors, independent contractors, and consultants, and those of our affiliates. Generally, all classes of employees will be eligible to participate in the Incentive Plan. No awards under the Incentive Plan have been made or committed to be made as of the date of this proxy statement.

The following is a summary of the material provisions of the Incentive Plan and is qualified in its entirety by reference to the complete text of the Incentive Plan, a copy of which is attached to this proxy statement as Annex D.

Stock Subject to the Incentive Plan

We have reserved a maximum of 4.5 million shares for issuance upon the exercise of awards to be granted pursuant to the Incentive Plan. To the extent required to comply with the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended, referred to as the Code, the aggregate number of shares subject to awards (other than cash-based awards) awarded to any one participant during any calendar year may not exceed 4.5 million shares. All shares reserved for issuance under the Incentive Plan may be made subject to awards of incentive stock options.

In the event of any (i) merger, consolidation, reclassification, recapitalization, spin-off, spin-out, repurchase or other reorganization or corporate transaction or event, (ii) dividend (whether in the form of cash, common stock or other property), stock split or reverse stock split, (iii) combination or exchange of shares, (iv) other change in corporate structure or (v) declaration of a special dividend (including a cash dividend) or other distribution, an equitable substitution or proportionate adjustment will be made in the aggregate number of shares reserved for issuance under the Incentive Plan and the maximum number of shares that may be subject to awards; the kind, number and exercise price subject to outstanding options and stock appreciation rights; and the kind, number and purchase price of shares subject to outstanding restricted stock, deferred stock, performance stock or other stock-based awards granted, in each case as may be determined by the administrator of the Incentive Plan, in its sole discretion.

Administration

The Incentive Plan will be administered by our board of directors or by a compensation committee composed of two or more members of our board of directors, all of whom will be “non-employee directors” within the meaning of Rule 16b-3(b)(3) of the Exchange Act, and “outside directors” within the meaning of Section 162(m) of the Code, referred to as the administrator. In connection with the administration of the Incentive Plan, the administrator will have full and final authority and discretion as follows:

•	to select the employees and other persons who will be granted awards;

•	to determine the type of award to be granted;

•	to determine the number of shares covered by each award;

•	to determine the terms and conditions of each award and award agreement;

•	subject to section 409A of the Code, to permit a participant to defer receipt of all of part of the cash or shares payable under an award;

•	to determine fair market value;

•	to reduce the exercise price of options or stock appreciation rights by amending such award or canceling such award and granting a new award; and

•	to interpret the Incentive Plan and make all determinations necessary or advisable for the administration of the Incentive Plan.

Types of Awards

The Incentive Plan permits the administrator to grant the following types of awards.

Stock Options. Stock options granted under the Incentive Plan may be incentive stock options intended to qualify under the provisions of Code Section 422, referred to as ISOs, or nonqualified stock options, referred to as NSOs, which do not so qualify. Subject to the Incentive Plan, the administrator determines the number of shares to be covered by each stock option and the conditions and limitations applicable to the exercise of the stock option. The administrator determines the exercise price of common stock that is subject to a stock option on the date the stock option is granted. The exercise price may not be less than the fair market value of our common stock on the date of grant. The term of stock options will determined by the administrator, but may not exceed ten years from the date of grant, provided that the term of an ISO granted to a ten percent holder may not exceed five years from the date of grant.

Stock Appreciation Rights. Stock appreciation rights, referred to as SARs, granted under the Incentive Plan may either be alone or in conjunction with all or part of any option under the Incentive Plan. An SAR granted under the Incentive Plan entitles its holder to receive, at the time of exercise, an amount per share equal to the excess of the fair market value (at the date of exercise) of a share of common stock over per share grant price. Subject to the Incentive Plan, the administrator determines the number of shares to be covered by each SAR, the grant price thereof and the conditions and limitations applicable to the exercise thereof. The grant price may not be less than the fair market value of our common stock on the date of grant.

Restricted Stock. Restricted shares of our common stock may be granted under the Incentive Plan, subject to such terms and conditions, including forfeiture and vesting provisions, and restrictions against sale, transfer or other disposition, as the administrator may determine to be appropriate at the time of making the award. In addition, the administrator may direct that share certificates representing restricted stock be inscribed with a legend as to the restrictions on sale, transfer or other disposition, and may direct that the certificates, along with a stock power signed in blank by the recipient, be delivered to and held by us until such restrictions lapse. The recipient will generally have the rights of a stockholder of our company with respect to the grant of restricted stock.

Deferred Stock. The right to receive shares of our common stock upon expiration of the restricted period may be granted under the Incentive Plan, subject to such terms and conditions as the administrator may determine to be appropriate at the time of making the award. A recipient of deferred stock generally will not have the rights of a stockholder; provided, however, that, subject to Section 409A of the Code, an amount equal to dividends declared during the restricted period may be paid to the recipient at the same time as dividends are paid to our stockholders generally.

Performance Stock. Shares of our common stock that are subject to restrictions that lapse upon the attainment of specified performance objectives may be granted under the Incentive Plan, subject to such terms and conditions as the administrator may determine to be appropriate at the time of making the award. The performance goal(s) to which performance stock relates may be based on one or more of the following business criteria: (i) total return to stockholders; (ii) earnings per share of our common stock; (iii) net income (before or after taxes); (iv) earnings before all or any interest, taxes, depreciation and/or amortization; (v) gross revenue; (vi) return on assets; (vii) market share; (viii) cost reduction goals; (ix) earnings from continuing operations, levels of expense, cost or liability; (x) performance against operational budgets; (xi) a participant’s individual operational project goals; (xii) return on average common equity; (xiii) individual performance goals; (xiv) free cash flow; (xv) modified free cash flow (net income plus depreciation and amortization less net capital expenditures); (xvi) stockholder value added; and (xvii) any combination of, or a specified increase or decrease of one or more of the foregoing over a specified period. Where applicable, the performance goals may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, and may be applied to one or more of our company or any of our affiliates, or a division or strategic business unit of our company, or may be applied to the performance of our company relative to a market index, a group of other companies or a combination thereof, all as determined by the administrator.

Other Stock or Cash-Based Awards. The administrator is authorized to grant other stock-based awards or other cash-based awards, as deemed by the administrator to be consistent with the purposes of the Incentive Plan. With respect to other cash-based awards intended to qualify as performance based compensation under Section 162(m) of the Internal Revenue Code, the maximum value of the aggregate payment that any participant may receive with respect to any such other cash-based award that is an annual incentive award is $10,000,000.

Transferability

Awards are not transferable other than by will or by the laws of descent and distribution. Restricted stock awards are not transferable during the restriction period.

Termination of Employment/Relationship

Awards granted under the Incentive Plan that have not vested will generally terminate immediately upon the participant’s termination of employment or service with our company or any of its subsidiaries for any reason.

Change of Control

In the event of a change in control of our company, each outstanding award will be assumed or an equivalent award substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the award, the participant will fully vest in and have the right to exercise all of his or her outstanding options and stock appreciation rights, all restrictions on restricted stock, deferred stock, performance stock, other cash-based awards and other stock-based awards will lapse, and, with respect to awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met.

Amendment of the Incentive Plan

The board of directors may amend alter or terminate the Incentive Plan, but no amendment, alteration, or termination may be made that would impair the rights of a participant under any award without such participant’s consent. Additionally no such amendment may be made without the approval of our stockholders that would, (i) increase the total number of shares, (ii) materially increase benefits provided under the Incentive Plan, (iii) materially alter the eligibility provisions of the Incentive Plan, or (iv) extend the maximum option term. Unless the board of directors determines otherwise, stockholder approval will be obtained for any amendment that would require such approval in order to satisfy the requirements of Sections 162(m) or 422 of the Code or Rule 16b-3, any rules of the stock exchange on which our common stock is traded or other applicable law.

Tax Treatment

The following is a brief description of the federal income tax consequences, under existing law, with respect to awards that may be granted under the Incentive Plan.

Incentive Stock Options. An optionee will not realize any taxable income upon the grant or the exercise of an Incentive Stock Option. However, the amount by which the fair market value of the shares covered by the Incentive Stock Option (on the date of exercise) exceeds the option price paid will be an item of tax preference to which the alternative minimum tax may apply, depending on each optionee’s individual circumstances. If the optionee does not dispose of our shares acquired by exercising an Incentive Stock Option within two years from the date of the grant of the Incentive Stock Option and within one year after the shares are transferred to the optionee, when the optionee later sells or otherwise disposes of the shares, any amount realized by the optionee in excess of the option price will be taxed as a long-term capital gain and any loss will be recognized as a long-term capital loss. We generally will not be entitled to an income tax deduction with respect to the grant or exercise of an Incentive Stock Option.

If any shares of our common stock acquired upon exercise of an Incentive Stock Option are resold or disposed of before the expiration of the prescribed holding periods, the optionee would realize ordinary income, instead of capital gain. The amount of the ordinary income realized would be equal to the lesser of (i) the excess of the fair market value of the stock on the exercise date over the option price; or (ii) in the case of a taxable sale or exchange, the amount of the gain realized. Any additional gain would be either long-term or short-term capital gain, depending on whether the applicable capital gain holding period has been satisfied. In the event of a premature disposition of shares of stock acquired by exercising an Incentive Stock Option, we would be entitled to a deduction equal to the amount of ordinary income realized by the optionee.

Non-Qualified Options. An optionee will not realize any taxable income upon the grant of a Non-Qualified Option. At the time the optionee exercises the Non-Qualified Option, the amount by which the fair market value at the time of exercise of the shares covered by the Non-Qualified Option exceeds the option price paid upon exercise will constitute ordinary income to the optionee in the year of such exercise. We will be entitled to a corresponding income tax deduction in the year of exercise equal to the ordinary income recognized by the optionee. If the optionee thereafter sells such shares, the difference between any amount realized on the sale and the fair market value of the shares at the time of exercise will be taxed to the optionee as capital gain or loss, short-or long-term depending on the length of time the stock was held by the optionee before sale.

Stock Appreciation Rights. A participant realizes no taxable income and we are not entitled to a deduction when a stock appreciation right is granted. Upon exercising a stock appreciation right, a participant will realize ordinary income in an amount equal to the fair market value of the shares received minus any amount paid for the shares, and we will be entitled to a corresponding deduction. A participant’s tax basis in the shares received upon exercise of a stock appreciation right will be equal to the fair market value of such shares on the exercise date, and the participant’s holding period for such shares will begin at that time. Upon sale of the shares received upon exercise of a stock appreciation right, the participant will realize short-term or long-term capital gain or loss, depending upon whether the shares have been held for more than one year. The amount of such gain or loss will be equal to the difference between the amount realized in connection with the sale of the shares, and the participant’s tax basis in such shares.

Restricted Stock. A recipient of restricted stock generally will not recognize any taxable income until the shares of restricted stock become freely transferable or are no longer subject to a substantial risk of forfeiture. At that time, the excess of the fair market value of the restricted stock over the amount, if any, paid for the restricted stock is taxable to the recipient as ordinary income. If a recipient of restricted stock subsequently sells the shares, he or she generally will realize capital gain or loss in the year of such sale in an amount equal to the difference between the net proceeds from the sale and the price paid for the stock, if any, plus the amount previously included in income as ordinary income with respect to such restricted shares.

A recipient has the opportunity, within certain limits, to fix the amount and timing of the taxable income attributable to a grant of restricted stock. Section 83(b) of the Code permits a recipient of restricted stock, which is not yet required to be included in taxable income, to elect, within 30 days of the award of restricted stock, to include in income immediately the difference between the fair market value of the shares of restricted stock at the date of the award and the amount paid for the restricted stock, if any. The election permits the recipient of restricted stock to fix the amount of income that must be recognized by virtue of the restricted stock grant. We will be entitled to a deduction in the year the recipient is required (or elects) to recognize income by virtue of receipt of restricted stock, equal to the amount of taxable income recognized by the recipient.

Other Types of Awards. With respect to other awards under the Incentive Plan, generally when the participant receives payment with respect to an award, the amount of cash and fair market value of any other property received will be ordinary income to the participant, and we generally will be entitled to a tax deduction in the same amount.

Section 162(m) of the Code. Section 162(m) of the Code precludes a public corporation from taking a deduction for annual compensation in excess of $1.0 million paid to its chief executive officer or any of its four other highest-paid officers. However, compensation that qualifies under Section 162(m) of the Code as “performance-based” is specifically exempt from the deduction limit. Based on Section 162(m) of the Code and the regulations thereunder, our ability to deduct compensation income generated in connection with the exercise of stock options or stock appreciation rights granted under the Incentive Plan should not be limited by Section 162(m) of the Code. Further, we believe that compensation income generated in connection with performance stock granted under the Incentive Plan should not be limited by Section 162(m) of the Code. The Incentive Plan has been designed to provide flexibility with respect to whether restricted stock awards or other awards will qualify as performance-based compensation under Section 162(m) of the Code and, therefore, be exempt from the deduction limit. If the vesting restrictions relating to any such award are based solely upon the satisfaction of one of the performance goals set forth in the Incentive Plan, then we believe that the compensation expense relating to such an award will be deductible by us if the awards become vested. However, compensation expense deductions relating to such awards will be subject to the Section 162(m) deduction limitation if such awards become vested based upon any other criteria set forth in such award.

Certain Awards Deferring or Accelerating the Receipt of Compensation. Section 409A of the Internal Revenue Code, enacted as part of the American Jobs Creation Act of 2004, imposes certain new requirements applicable to “nonqualified deferred compensation plans.” If a nonqualified deferred compensation plan subject to Section 409A fails to meet, or is not operated in accordance with, these new requirements, then all compensation deferred under the plan may become immediately taxable. Stock appreciation rights and certain other awards which may be granted under the plan may constitute deferred compensation subject to the Section 409A requirements. It is our intention that any award agreement governing awards subject to Section 409A will comply with these new rules.

New Plan Benefits

It is not possible to determine at this time the future awards that will be granted under the Incentive Plan if it is approved by our stockholders, and no awards have been granted thereunder subject to stockholder approval.

Equity Compensation Plan Information

We do not have, and have never had, any (i) compensation plans, or (ii) individual compensation arrangements, under which any of our equity securities are authorized for issuance.

Required Vote

Approval of the Incentive Plan requires the affirmative vote of the holders of a majority of the shares of our common stock represented in person or by proxy and entitled to vote at the special meeting of stockholders.

If the Merger Proposal is not approved, the Incentive Plan will not be presented at the special meeting of stockholders. The approval of the Merger Proposal, the Post-Closing Charter Amendment Proposal the effectiveness of the post-closing charter amendment and the consummation of the Merger are conditions to the effectiveness of the Incentive Plan, assuming the Incentive Plan is approved by our stockholders.

Recommendation

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE INCENTIVE PLAN PROPOSAL.

The Stockholder Adjournment Proposal

The Stockholder Adjournment Proposal, if adopted, will allow our board of directors to adjourn or postpone the special meeting of stockholders to a later date or dates to permit further solicitation of proxies. The Stockholder Adjournment Proposal will only be presented to our stockholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the special meeting of stockholders to approve the Pre-Closing Charter Amendment Proposal, the Merger Proposal, the Post-Closing Charter Amendment Proposal, the Cumulative Voting Proposal, the Director Election Proposal or the Incentive Plan Proposal. In no event will we adjourn or postpone the special meeting of stockholders beyond the date by which we may properly do so under our charter and Delaware law.

Consequences if the Stockholder Adjournment Proposal is Not Approved

If the Stockholder Adjournment Proposal is not approved by our stockholders, our board of directors may not be able to adjourn or postpone the special meeting of stockholders to a later date in the event based on the tabulated votes, there are not sufficient votes at the time of the special meeting of stockholders to approve the Pre-Closing Charter Amendment Proposal, to authorize the consummation of the Merger (because there are not sufficient votes to approve the Merger Proposal or because the holders of 30% or more of the Public Shares properly demand conversion of their shares into a pro rata portion of our trust account), to approve the Post-Closing Charter Amendment Proposal, to approve the Cumulative Voting Proposal, to approve the Director Election Proposal or to approve the Incentive Plan Proposal.

Required Vote

Approval of the Stockholder Adjournment Proposal requires the affirmative vote of a majority of the issued and outstanding shares of our common stock represented in person or by proxy at the special meeting of stockholders and entitled to vote thereon. Approval of the Stockholder Adjournment Proposal is not conditioned upon the approval of any of the other proposals.

Recommendation

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE STOCKHOLDER ADJOURNMENT PROPOSAL.

BUSINESS OF ATLAS

Overview

We are a Delaware blank check company formed on September 6, 2007 to complete a business combination with one or more operating businesses. Our efforts in identifying a prospective target business are not limited to a particular industry or geography.

On January 30, 2008, we completed our initial public offering of 20,000,000 units for an offering price of $10.00 or an aggregate of $200,000,000. Each unit consists of one share of our common stock, par value $.001, and one warrant. Each warrant entitles the holder to purchase one share of our common stock at a price of $7.00 commencing on our consummation of a business combination, provided that there is an effective registration statement covering the shares of common stock underlying the warrants. The warrants expire on January 23, 2012, unless earlier redeemed.

We received gross proceeds of $200,000,000 from our initial public offering. Of those proceeds, (i) we deposited $194,200,000 into a trust account at Bank of America, maintained by American Stock Transfer & Trust Company, as trustee, which included $8,955,000 of deferred underwriting discounts and commissions; (ii) the underwriters of our initial public offering, Lazard Capital Markets and Morgan Stanley, received $5,045,000 in underwriting discounts and commissions (excluding the deferred underwriting discounts and commissions); and (iii) we retained $755,000 for offering expenses and to fund our initial working capital. In addition, we deposited into the trust account gross proceeds of $5,800,000 received from the sale of 5,800,000 insider warrants to James N. Hauslein, Gaurav V. Burman, Sir Peter Burt, Michael T. Biddulph, Michael W. Burt, and Promethean plc, which sale was consummated concurrently with the closing of our initial public offering. Each insider warrant was purchased at a price of $1.00 per warrant and has an exercise price of $7.00.

The aggregate of $200,000,000 deposited into our trust account will be part of the funds distributed to our public stockholders in the event we are unable to complete a business combination. Unless and until a business combination is consummated, the proceeds held in our trust account will not be available to us.

Employees

We currently have only two executive officers. These individuals are not obligated to devote any specific number of hours to our matters and intend to devote only as much time as they deem necessary to our affairs. The amount of time they devote in any time period varies based on whether a target business has been selected for the business combination and the stage of the business combination process. Accordingly, our management has spent more time investigating Select Staffing and negotiating and processing the proposed Merger (and consequently has devoted more time to our affairs) than they did prior to locating a suitable target business. We do not intend to have any employees prior to the consummation of a business combination.

Properties

We do not own any real estate or other physical properties. We maintain our executive offices at c/o Hauslein & Company, 11450 SE Dixie Highway, Suite 106, Hobe Sound, Florida 33455. Hauslein & Company provides us with certain administrative, technology and secretarial services, as well as the use of certain limited office space, including a conference room, pursuant to a letter agreement between us and Hauslein & Company. The cost for the foregoing services provided to us by Hauslein & Company is $10,000 per month. We believe, based on rents and fees for similar services, that the fee charged by Hauslein & Company is at least as favorable as we could obtain from an unaffiliated person. We consider our current office space adequate for our current operations.

Legal Proceedings

There are currently no legal proceedings against us.

ATLAS MANAGEMENT’S DISCUSSION AND ANALYSIS OF

FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Overview

The following discussion should be read in conjunction with our financial statements and related notes appearing elsewhere in this proxy statement.

Subsequent to the Merger, our results of operations will reflect Select Staffing’s business and results of operations, including a number of material transactions that Select Staffing will effect prior to the closing of the Merger and described in “Select Staffing Management’s Discussion and Analysis of Financial Condition and Results of Operations — Overview.” Those transactions will have a significant impact on our results reported for the first fiscal quarter of 2010 and subsequent periods.

Results of Operations

All of our activities since inception have been to prepare for and consummate our initial public offering and to identify and investigate targets for a business combination. We will not generate any operating revenues until the consummation of a business combination. We have generated non-operating income in the form of interest income.

Net loss for the nine months ended September 30, 2009 was approximately $506,000, which consisted of $303,000 of interest income and $263,000 benefit for income taxes offset by $1,072,000 of general and administrative costs.

Net income for the nine months ended September 30, 2008 was approximately $1,036,000, which consisted of $2,154,000 of interest income offset by $591,000 of general and administrative costs, $526,000 provision for income taxes, and $1,000 of interest expense.

Net income for the year ended December 31, 2008 was $1,085,745, which consisted of $2,470,053 of interest income offset by $830,653 of general and administrative costs, $553,000 provision for income taxes and $655 of interest expense.

Net income (loss) for the period from September 6, 2007 (date of inception) to December 31, 2007 was ($12,137), which consisted of $10,000 of general and administrative costs and $2,137 of interest expense.

Net income for the period from September 6, 2007 (date of inception) to September 30, 2009 was approximately $567,000, which consisted of $2,773,000 of interest income offset by approximately $1,913,000 of general and administrative costs, $290,000 provision for income taxes, and $3,000 of interest expense.

Off-Balance Sheet Arrangements

We have never entered into any off-balance sheet financing arrangements and have never established any special purpose entities. We have not guaranteed any debt or commitments of other entities or entered into any options on non-financial assets.

Contractual Obligations

Effective August 5, 2009, we entered into a financial advisory agreement with Tegris to assist us in evaluating potential target businesses, to assist in the structure and negotiations for prospective acquisitions and to provide certain other investment banking and financial advisory services. We and Tegris subsequently agreed that we will pay Tegris a success fee of $2,000,000 upon consummation of the Merger.

We do not have any long term-debt, capital lease obligations, operating lease obligations, purchase obligations or other long term liabilities.

Our contractual obligations are set forth in the following table as of December 31, 2008:

	Total	Less than 1 year	1-3 years	3-5 years	More than 5 years
Contractual Obligations
Administrative services agreement (1)	$127,562	$120,000	$7,562	$—	$—

Total	$127,562	$120,000	$7,562	$—	$—

(1)	We pay an affiliate of our Chairman of the Board and Chief Executive Officer a monthly fee of $10,000 for office space, administrative services and secretarial support. This arrangement is for our benefit and is not intended to provide compensation in lieu of a salary. An amount of approximately $120,000 is included in general and administrative expenses on the accompanying statement of operations for the year ended December 31, 2008 reflecting this arrangement.

Liquidity and Capital Resources

The net proceeds from our initial public offering, after deducting offering expenses of approximately $650,000 and underwriting discounts and commissions of $14.0 million, was approximately $185.4 million. However, the underwriters agreed that $8,955,000 of the underwriting discounts and commissions would be deferred and would not be payable unless and until we consummate a business combination. In connection with the Merger, the underwriters have agreed to reduce their deferred underwriting discounts and commissions to 4.4775% of the amount of funds in our trust account, reduced by the aggregate amounts payable to holders of Public Shares who elect to convert their shares into a pro rata portion of our trust account, as well as all payments made by us to secure stockholder approval of the Merger Proposal (subject to further reduction of up to $1,250,000 to the extent we pay fees to Deutsche Bank for assistance in connection with the Merger). Net proceeds of $194.2 million, plus $5.8 million we received from the sale of the insider warrants, were deposited into our trust account.

We intend to use substantially all of the net proceeds of our initial public offering, including the funds held in our trust account (excluding deferred underwriting discounts and commissions), to acquire a target business and to pay our expenses relating thereto. To the extent that our capital stock is used in whole or in part as consideration to effect a business combination, the remaining proceeds held in our trust account as well as any other net proceeds not expended will be used as working capital to finance the operations of the target business or, in the case of the Merger, to reduce outstanding Select Staffing indebtedness and for working capital and general corporate purposes. Our funds could also be used to repay any operating expenses or finders’ fees that we incur prior to the completion of our business combination if the funds available to us outside of our trust account are insufficient to cover such expenses.

Since the consummation of our initial public offering through September 30, 2009, we have generated $2,752,141 of interest income on the net proceeds of our initial public offering held in our trust account, of which $1,837,389 has been withdrawn for working capital purposes and $45,752 has been credited to the balance of our trust account and not withdrawn. We have also withdrawn $869,000 from our trust account for the payment of income taxes. At September 30, 2009, we had the right to withdraw from our trust account an additional $1,662,611 to fund our working capital needs. Although we have the authority to withdraw such additional funds from our trust account in the future for working capital purposes before reaching the $3.5 million that may be released to us, we do not expect that our earnings on our trust account will be sufficient to enable us to withdraw this amount based on current average yield rates on qualified securities.

Quantitative and Qualitative Disclosures About Market Risk

Market risk is a broad term for the risk of economic loss due to adverse changes in the fair value of a financial instrument. These changes may be the result of various factors, including interest rates, foreign exchange rates, commodity prices and/or equity prices. $194.2 million of the net offering proceeds (which includes $8,955,000 of the proceeds attributable to the deferred underwriters’ discounts and commissions), plus $5.8 million we received from the sale of insider warrants simultaneously with the consummation of our initial public offering, has been placed into our trust account at Bank of America, maintained by American Stock Transfer & Trust Company, as trustee. As of September 30, 2009, the balance of our trust account was approximately $200 million. The proceeds held in trust will only be invested in U.S. “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act of 1940 having a maturity of 180 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act of 1940. Thus, we are subject to market risk primarily through the effect of changes in interest rates on government securities. The effect of other changes, such as foreign exchange rates, commodity prices and/or equity prices, does not pose significant market risk to us.

At September 30, 2009, the proceeds held in trust were invested in three money market funds, which include, among other things, short-term debt securities issued or guaranteed by the U.S. government and domestic or foreign financial institutions, commercial paper and other short-term corporate obligations, repurchase agreements, and asset-backed securities. We may in the future invest the proceeds held in trust in different money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act of 1940 or U.S. “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act of 1940 having a maturity of 180 days or less.

The U.S. and world financial markets have been experiencing extreme and unprecedented volatility. In light of these difficult conditions and the on-going developments in the regulatory environment surrounding the financial markets, there can be no certainty as to the effect these events will have on U.S. Treasury bills, notes, and other short-term obligations.

During the quarter ended September 30, 2009, our trust account earned interest in the amount of $175,943, and the effective annualized interest rate payable on our trust account was approximately 0.35% (based on the average yield earned during the last reported quarterly period). Assuming no other changes to our holdings as of September 30, 2009, a 0.10% decrease in the yield on our trust account would result in a decrease of approximately $50,000 in the interest earned on our trust account during the following fiscal quarter.

BUSINESS OF SELECT STAFFING

General

Select Staffing is a national provider of temporary staffing services in the United States. Through a network of company-owned and franchise agent offices, Select Staffing offers a wide range of temporary staffing solutions for over 200 job classifications across a range of service categories including light industrial, clerical, financial, technical, manufacturing, transportation, human resources, and sales and marketing. Select Staffing has physical locations in 36 states and provides its services in 45 states through a network of 355 offices, of which 202 are company-owned and 153 are franchise agent offices. During its fiscal year ended December 28, 2008, Select Staffing placed approximately 250,000 temporary employees and provided staffing services to over 20,000 customers, none of which accounted for more than 4% of Select Staffing’s revenues.

Select Staffing has rapidly expanded its U.S. market share during the past several years through numerous acquisitions and the efforts of its strong national, regional and local sales teams. Select Staffing’s revenues have grown during the last four years at a compounded annual rate of nearly 36%, from $411 million in 2004 to over $1.4 billion in 2008. One of Select Staffing’s strategies is to operate larger branch offices in contiguous geographic areas. This attracts a substantial inventory of qualified temporary employees with the skills and experience necessary to meet the staffing requirements of Select Staffing’s customer base, which in turn drives more demand for Select Staffing’s services and greater operating leverage in the local markets in which it serves. Other key Select Staffing business strategies include:

•	its emphasis on building a diverse customer base,

•	its best practices risk management policies and programs, which are primarily designed to lower its workers’ compensation claims and expenses and thereby increase gross margin,

•	its aggressive pursuit of acquisitions to augment organic growth and build market share, and

•	its experienced and tenured management team.

Koosharem Corporation was incorporated in California in 1989. In 2000, Koosharem purchased the stock of Select Temporaries Inc., founded in Santa Barbara, California in 1985, and began doing business as “Select Staffing.” Select Staffing’s executive offices are located at 3820 State Street, Santa Barbara, CA 93105, and its telephone number is (800) 688-6162.
For additional information concerning the financial condition, results of operations and related financial data of Select Staffing, you should review “Select Staffing Management’s Discussion and Analysis of Financial Condition and Results of Operations” and Select Staffing’s financial information appearing elsewhere in this proxy statement. You should also review and consider the risks relating to Select Staffing’s industry and business described under the heading “Risk Factors.”

Industry Overview

The temporary staffing industry was once used predominantly as a short-term solution for greater workforce needs during peak production periods, and to replace workers who were abruptly terminated or who were absent due to illness, leave, or vacation. Since the late 1980’s, the use of temporary staffing services has evolved into a permanent and significant component of the staffing plans of many employers. Corporate restructuring, government regulations, advances in technology, and the desire by many business entities to shift employee costs from a fixed to a variable expense all have contributed to the use of a wide range of flexible staffing alternatives by businesses. Flexible staffing alternatives allow businesses to respond quickly and aggressively to changing market conditions.

Flexible staffing alternatives also provide a number of benefits over full-time employment for the typical job applicant. For example, temporary staffing provides employment opportunities with flexible work arrangements to people who might otherwise choose not to work. Flexible work arrangements in turn offer choices that fit the diverse needs and preferences of potential applicants, thereby contributing to increased participation and enhanced productivity in the labor markets. These benefits, along with various other economic and social factors, have significantly increased the overall inventory of temporary employees over the last two decades.

Temporary staffing essentially falls into two principal categories: “contract labor” and “temp-to-hire” workers. Contract labor is the placement of temporary employees in positions that are unlikely to become permanent, and are typically associated with customer demands that are non-recurring, seasonal or project specific. Temp-to-hire positions, on the other hand, are positions that are likely to eventually be filled by a regular staff employee of the customer, and are often filled by employees through the temporary staffing process.

The temporary staffing industry is divided into ten broad service sectors — Office-Clerical, Industrial, IT Staffing, Healthcare, Finance/Accounting, Engineering/Design, Legal, Clinical-Scientific, Marketing-Creative and Other — and multiple service categories. The chart below shows the percentage of temporary employees by service sector.

*	Based on statistics from the September 2009 Staffing Industry Forecast from the Staffing Industry Analysts. The data presented in this chart includes both 2009 actual and projected numbers.

Historically, demand for staffing services is significantly affected by the general level of economic activity and unemployment in the United States. When economic activity increases, temporary employees are often added before full-time employees are hired. As economic activity slows, however, many companies reduce their use of temporary employees before laying off full-time employees. According to the American Staffing Association (ASA), the market for temporary staffing services has declined significantly in recent periods, with revenues for the second calendar quarter of 2009 decreasing $6.2 billion, or nearly 33%, from $18.9 billion in the third calendar quarter of 2007.

Despite these short-term fluctuations in the industry, temporary staffing has grown significantly over the past two decades. According to the ASA, revenues for the temporary staffing industry in the United States were approximately $70.7 billion in 2008. That represents more than quadruple the approximately $17.0 billion in revenues in 1990 and an increase of $16.7 billion, or 31%, from the approximately $54.0 billion in revenues in 1998. Also according to ASA:

•	2.66 million people are employed by staffing companies every day in the United States;

•	11.2 million temporary and contract employees are hired by United States staffing firms over the course of a year; and

•	1.9% of the total non-farm workforce was temporary help in calendar year 2008.

The temporary staffing industry in the United States is highly fragmented with over 6,000 firms operating approximately 20,000 offices. According to 2008 statistics from ASA, no single competitor has more than a 6% share of the total U.S. market.

Business Strategy

Key elements of Select Staffing’s business strategy include the following:

Larger Branch Offices. Select Staffing’s business model focuses on establishing larger, independently managed branch offices, clustered in contiguous geographic areas. This enables Select Staffing to:

•	increase recruiting traffic, providing for a more robust applicant pool for temporary positions;

•	attract more customers; and

•	increase revenue growth, allowing for higher compensation, greater longevity and improved skills among regular staff employees who in turn become more successful at increasing recruiting traffic.

By maximizing applicant traffic and order fulfillment in each branch office, fixed costs can be spread over a larger revenue stream, creating operating leverage in local markets. To further enhance its local markets strategy, Select Staffing provides its branch managers with a high degree of autonomy in running their branch offices, and offers bonus and commission plans designed to incent performance.

Large, Diverse and Loyal Customer Base. In 2008, Select Staffing had over 20,000 customers ranging from small- and medium-sized businesses to Fortune 100 companies, as well as local, state, and federal government agencies, and other temporary staffing services companies. In addition, Select Staffing has a very diverse customer base with its largest ten customers accounting for less than 15% of 2008 revenues and no single customer accounting for more than 4% of 2008 revenues. Moreover, Select Staffing has limited exposure to any single sector of the economy, with its customers spanning a broad range of industries, including banking, insurance, manufacturing, publishing, telecommunications and third party logistics. Finally, Select Staffing has a history of successful customer retention with approximately half of its top 20 customers in 2009 also being top 20 customers during 2008 and 2007.

Industry Best Practices Approach to Risk Management. Select Staffing is unique among staffing companies in using insurance industry best practices for managing workers’ compensation claims. Select Staffing has a risk management team of more than 50 full-time staff members, including claims analysts, safety analysts, investigators, nurses, auditors, and underwriters. In addition, Select Staffing has approximately 450 workers’ compensation coordinators located in branch offices plus over 1,800 temporary employee safety officers physically located on job sites. This permits Select Staffing to identify claims early and to quickly and effectively handle claims from inception to resolution. Due to this innovative approach, Select Staffing has lowered premium rates and collateral requirements from its insurers. Management believes that Select Staffing dedicates more time and resources to controlling workers’ compensation costs on a relative basis than any of its major competitors.

Rapid Growth Through Acquisitions. Select Staffing has aggressively pursued acquisitions as a tool to augment organic growth. Since the early 1990’s, Select Staffing has completed over 70 acquisitions, and since 2006, has acquired five publicly traded staffing companies, including its most recent public company acquisition of Westaff, Inc. in March 2009. Key elements of Select Staffing’s acquisition strategy include identifying attractive acquisition candidates, consummating transactions at favorable valuations and realizing substantial revenue and cost synergies through a well-defined integration program. Primarily as a result of these efforts, Select Staffing’s revenues and EBITDA have grown at compound annual rates of approximately 36% and 43%, respectively, since 2004.

Experienced and Proven Management Team. D. Stephen Sorensen, Select Staffing’s Chairman and Chief Executive Officer, has been with Select Staffing since 1987, and the other six members of the executive management team have a combined 90 years of experience in the temporary staffing industry. This broad experience and proven expertise in temporary staffing is a key to Select Staffing’s success.

Acquisitions

As a principal element of its strategy to expand U.S. market share and to augment organic growth, Select Staffing has completed numerous acquisitions and intends to make additional acquisitions in the future. Select Staffing has acquired five publicly traded staffing companies since mid-2006: RemedyTemp, Inc, Ablest, Inc., Tandem Staffing Solutions, Inc., Resolve Staffing, Inc., and Westaff, Inc. These acquisitions strengthened Select Staffing’s national standing and expanded its presence from eight states to 45 states, and further enhanced its footprint in the light industrial and clerical service categories. Moreover, these acquisitions provided Select Staffing new market opportunities, including in the construction, high-end professional, transportation, and fashion service categories, and in the Professional Employer Organization (PEO) market, each of which had previously been untapped by Select Staffing.

The following table shows the five publicly traded staffing companies acquired by Select Staffing since 2006, and East-West Staffing, LLC, a previously privately held company, and the purchase price, revenues for the most recent pre-acquisition fiscal year, and service offerings attributable to each acquisition:

Target (Acquisition Date)	Purchase Price (in millions)	Annual Revenues (in millions)	Service Offerings
RemedyTemp, Inc. (June 2006)	$169	$514	• Commercial • High-end clerical • Accounting • IT • Franchise

Ablest, Inc. (June 2007)	$32	$154	• Commercial

Tandem Staffing Solutions, Inc. (October 2007)	$75	$187	• Commercial

Resolve Staffing, Inc. (February 2008)	$25	$254	• Commercial • Transportation • PEO • Fashion

East-West Staffing, LLC (December 2008)	$19	$141	• Commercial

Westaff, Inc. (March 2009)	$54	$351	• Commercial • Franchise

Select Staffing has a proven track record of successfully integrating acquired companies under the Select Staffing umbrella and, in so doing, realizing significant revenue and cost synergies. For example, following its acquisitions, Select Staffing is able to capitalize on the new customers and broadened service offerings to enhance revenues and reduce costs by eliminating redundant branches and other duplicative infrastructure and overhead.

Select Staffing’s ability to identify, evaluate and successfully consummate attractive acquisition opportunities in the future will play an integral role in its continued efforts to expand its service offerings, broaden its customer base and expand its geographic presence. For more information on Select Staffing’s acquisition strategy and the risks involved, see the section entitled “Risk Factors — Risks Related to Select Staffing’s Business — Managing or integrating past and future acquisitions may strain Select Staffing’s resources and could have a material adverse effect on its business due to unexpected or underestimated costs.”

Service

Select Staffing places temporary employees into both contract labor and temp-to-hire positions in the light industrial, clerical, financial and technical service categories and also offers Professional Employer Organization (PEO) services. Select Staffing believes that these service offerings are the foundation of the staffing industry and will continue to be a significant market for these service offerings for the foreseeable future.

Light Industrial Services

Select Staffing’s temporary employees in the light industrial service category are placed into a variety of assignments including general factory and manufacturing work (including production, assembly and support workers, merchandise packers and machine operators), warehouse work (such as general laborers, stock clerks, material handlers, order pickers, forklift operators and shipping/receiving clerks), and general services (such as maintenance and repair personnel, janitors and food service workers).

Clerical Services

Select Staffing’s temporary employees in the clerical service category are placed into a broad range of general business positions including receptionists, administrative assistants, data entry operators, word processors, customer service representatives, telemarketers and various other general office and clerical staff positions. Clerical positions also include call center agents, such as customer service, help desk and technical support staff.

Financial Services

Select Staffing’s temporary employees in the financial service category are placed into various financial positions (including bank tellers, loan processors, mortgage clerks, insurance underwriters, accountants and auditors). The financial service category serves a client list made up of banks, mortgage companies, lending institutions and tax firms.

Technical Services

Select Staffing’s temporary employees in the technical service category are placed into a broad range of positions such as lab technicians, inspectors, quality control technicians, drafters and engineers. Technical services positions also include developers and designers.

PEO Services

Select Staffing provides turn-key human resource management services through its Professional Employer Organization (PEO) service offering under the Select Focus brand to help smaller customers with all employment aspects of their businesses. These integrated employment-related services include human resource administration, employment regulatory compliance administration, payroll processing, employee benefits and administration, workers’ compensation coverage, effective risk management and workplace safety programs. As a PEO, Select Staffing establishes a co-employer relationship with its clients and contractually assumes substantial employer responsibilities with respect to worksite employees.

Select Staffing also operates in other service categories of the temporary staffing industry, including manufacturing, transportation, human resources and sales and marketing.

Across all of its service categories, Select Staffing tailors its staffing solutions to specific customer needs. In addition to providing contract labor and temp-to-hire workers, Select Staffing provides the following additional services and programs to its customers:

•	Payrolling. These services typically involve the transfer of some of the customer’s short-term seasonal or special use employees to Select Staffing’s payroll for a designated period.

•

On-site programs. Through its on-site program, Select Staffing establishes a pseudo-branch office at a customer’s facility and coordinates and administers all temporary staffing services, including skills assessment and training. These programs are typically implemented for large non-seasonal accounts with more than $1.0 million in annual revenue. This type of branch office is generally staffed by at least one manager-level employee. On-site relationships provide customers with dedicated account management and generally result in lower operating expenses and relatively longer customer relationships

•

Direct placement. Such services are typically contingent fee-based services to recruit and fill regular staff positions for customers. These services include locating, screening, and assessing candidates on behalf of customers. If the candidate is hired by the customer, Select Staffing is generally paid a fee based on a percentage of the annual starting compensation for the candidate placed.

Recruiting and Placement

Select Staffing believes that a key component of its success is its proven ability to recruit and maintain a large pool of qualified temporary employee candidates and to regularly place such candidates into desirable and appropriate positions. Select Staffing uses comprehensive methods to identify, assess and select its temporary employee candidates and to ensure they have the skills and experience necessary to satisfy the staffing requirements of its customers.

Select Staffing’s temporary employee candidates are typically individuals between jobs or careers, individuals re-entering the job market or individuals who prefer the flexibility and variety of temporary work assignments. These candidates are recruited through local and regional advertising and through referrals by other temporary employees and temporary employee candidates.

All temporary employee candidates undergo assessment and evaluation procedures, including reference checks, right-to-work documentation confirmation, job history verifications, integrity assessment, propensity for violence testing, drug screening and skills testing where appropriate. Select Staffing believes that its assessment and evaluation process enables Select Staffing to offer a higher quality service by increasing productivity, decreasing turnover and reducing absenteeism. In addition, Select Staffing’s branch offices are equipped with computers to train temporary employee candidates on various applications, including word processing and spreadsheet applications. Select Staffing also provides training for certain light industrial and other technical skills, such as forklift driving, safety standard familiarity, and client-specific task requirements.

While services are normally provided inside the facilities of its customers, Select Staffing remains the employer of record for its temporary employees. This means Select Staffing retains responsibility for the nature and terms of staffing assignments, administers payroll (including paying wages to its temporary employees, paying the employer’s share of all applicable payroll taxes and withholding the employee’s share of such taxes), and provides temporary employees with access to medical plans.

As of October 4, 2009, Select Staffing had access to an inventory of over two million temporary employee candidates available for placement with its customers.

Sales and Marketing

Select Staffing offers its temporary staffing services in suburban and rural markets, referred to as “secondary markets,” and in urban centers of certain “primary markets” in the United States. Select Staffing currently has no foreign operations.

In secondary markets, Select Staffing targets primarily small to medium-sized customers, including divisions of Fortune 500 companies. Select Staffing believes that in many cases, such markets are less competitive and less costly to operate in than in the more central areas of primary markets, where a large number of staffing services companies frequently compete for business and occupancy costs are relatively high. In primary markets, Select Staffing targets a broader range of customers, including Fortune 100 companies with significant annual billings.

Select Staffing markets its temporary staffing services to local and regional customers through its network of company-owned and franchise agent offices, through its on-site program and through its PEO service offering. New customers are generated by Select Staffing’s branch offices primarily through direct sales efforts and referrals. Select Staffing has targeted marketing programs and a consultative sales process that includes telemarketing, e-mail marketing, and direct mail campaigns. Broader marketing efforts in regional markets are generally overseen by Select Staffing’s national sales and marketing teams.

Select Staffing markets its temporary staffing services to national accounts primarily through a separate internal sales team. National accounts are defined as customers of Select Staffing who are serviced in multiple locations throughout the United States. Select Staffing currently has national accounts across many different business sectors, including manufacturing, government, financial services, technology, and communications. Each national account has a dedicated corporate-level business relationship manager who is incentivized to retain and grow these relationships. Select Staffing also uses aggressive marketing programs and campaigns to target and acquire additional national accounts that fit its branch system footprint. Management believes that Select Staffing’s expanding geographic presence will provide a competitive advantage in marketing its services to the most desirable national accounts. Select Staffing’s national marketing programs and campaigns are coordinated through corporate headquarters in cooperation with its branch offices.

As a result of its service offerings in the temporary staffing industry, Select Staffing is able to cross-sell its services from one service category to another. For example, customers which initially use Select Staffing’s accounting, information technology, and transportation specialty contract workers can explore expanding their relationships to include Select Staffing’s light industrial and clerical temporary employees.

Operations

As of October 4, 2009, Select Staffing provides its services through a network of 355 office locations, 202 of which are owned and operated by Select Staffing and 153 of which are operated by franchise agent offices. In addition, Select Staffing operates 57 recruiting centers that do not generate revenue and are used primarily for recruiting temporary employee candidates and testing demand in new market areas.

Select Staffing’s business model focuses on establishing larger, independently managed branches that are clustered in contiguous geographic areas. This allows Select Staffing to maximize applicant traffic and order fulfillment in individual branches which allows it to spread fixed costs over a larger revenue stream, thereby increasing operating leverage. Select Staffing provides its branch managers with a high degree of autonomy in running their branches and offers generous incentive plans to its managers. This is different than many of Select Staffing’s large competitors, who maintain an array of smaller branch offices with policy dictated from corporate headquarters.

Select Staffing’s typical office is staffed by seven to 15 people. Even in smaller offices, there is between three and five staff employees, including a branch manager, one sales representative, a personnel supervisor (or recruiter) and an administrative assistant. In Select Staffing’s larger offices, there will be at least one additional sales representative, two to six additional recruiters, and at least one additional administrative person. This is in contrast to the staffing arrangements of many of Select Staffing’s national competitors, who typically staff an office with a manager (who is also expected to sell), one or two recruiters, and occasionally an administrative assistant.

The following table shows the number of company-owned offices and franchise agent offices as of the end of each of the last three fiscal years of Select Staffing, and as of October 4, 2009:

Office Type	October 4, 2009	December 28, 2008	December 30, 2007	December 31, 2006
Company-owned offices	202	208	184	137
Franchise agent offices	153	83	78	105

Total offices	355	291	262	242

Company-Owned Offices

Select Staffing operates each company-owned office as a separate profit center and compensates its staff employees through metric-driven incentive programs. Staff employees of each company-owned office typically report to a branch manager who is responsible for day-to-day operations. Branch managers in turn report to area managers or regional managers, both of whom oversee multiple branches. Area managers and regional managers generally report to regional vice presidents, who in turn report to a member of Select Staffing’s Senior Operating Committee — a six-person executive group made up of Select Staffing’s President, Chief Operating Officer, Chief Sales Officer, Chief Administrative Officer, and two Senior Vice Presidents. The Senior Operating Committee in turn reports to D. Stephen Sorensen, Select Staffing’s Chief Executive Officer.

Franchise Agent Offices

Franchise Licensed Offices

Select Staffing operates franchise agent offices in geographic locations generally not serviced by company-owned offices. Select Staffing’s franchise agents have the exclusive contractual right to sell certain of Select Staffing’s services and to use its service marks, business names, and systems in a specified geographic territory. Select Staffing’s franchise license agreements generally allow franchise agents to open multiple offices within their exclusive territories.

The franchise licensee, as an independent contractor, is responsible for establishing and maintaining an office and paying related administrative and operating expenses, including rent, utilities and salaries of its branch office staff. Each franchise licensee also functions as a limited agent of Select Staffing in recruiting job applicants, soliciting job orders, filling those orders, and assisting and cooperating with collection matters upon request.

Select Staffing is the employer of record of the temporary employees recruited and placed by the franchise licensees, and as such is responsible for paying the wages of the temporary employees and all related payroll taxes and insurance. In addition, Select Staffing owns and manages all customer accounts receivable generated by its franchise licensees. As a result, Select Staffing provides a substantial portion of the working capital needed for the franchise licensees’ operations. Franchise licensees are required to follow Select Staffing’s operating procedures and standards with respect to customer credit and terms, as well as recruiting, screening, classifying and retaining temporary employees.

Sales generated by franchise licensed operations are included in Select Staffing’s consolidated revenues. Select Staffing books the full amount of revenues generated by its franchise licensed offices and reflects as a cost of revenues the wages of the temporary employees and related payroll taxes and insurance, as well as the amount of gross margin that is paid to the franchisee or licensee under the terms of the applicable franchise agreement. These amounts typically range from 60% to 75% of gross margins. For fiscal year 2008, franchise licensee revenues represented approximately 11.7% of Select Staffing’s total revenues.

Select Staffing currently has two types of franchise agreements, one of which was historically used by RemedyTemp, Inc. and the other of which was historically used by Westaff. The Remedy franchise agreements have an initial term of 10 years, which can be renewed under certain circumstances for up to six additional 10 year terms. The Westaff franchise agreements have an initial term of five years and, subject to certain exceptions, automatically renew for successive five year terms unless earlier terminated. Substantially all of Select Staffing’s franchise agreements contain a covenant not to compete with select Staffing in the covered territory for two years after the agreement is terminated.

Traditional Franchise Offices

In addition to franchise licensed offices, Select Staffing has several traditional franchise arrangements where the franchise acts as the employer of record of the temporary employees and the owner of the customer accounts receivable. Select Staffing finances the franchise’s temporary employee payroll, payroll taxes, and insurance. Select Staffing secures this advance by a pledge of the franchise’s accounts receivable, tangible and intangible assets, and the franchise agreement itself. Traditional franchises are required to operate within the framework of Select Staffing’s policies and standards, but are responsible for their own workers’ compensation, liability insurance, fidelity bonding, and state unemployment insurance coverage. Revenues from traditional franchise offices are immaterial to Select Staffing.

Management Information Systems

Select Staffing’s management information systems provide support to both branch office locations and its four corporate back-office locations. Branch offices utilize these systems to assist in temporary employee candidate searches, recruiting, customer order management, customer service, sales management and payroll entry and submission. These systems also provide for the sharing of information between branch offices and corporate headquarters. Utilizing these systems, branch offices capture and input customer, employee, billing, and payroll information. This information is electronically captured on centralized servers where payroll, billing and financial information is processed. These systems allow Select Staffing to print checks at its branch offices within hours after receipt of timecards. Invoices are also processed weekly and distributed from Select Staffing’s corporate offices. These systems also support branch office operations with daily, weekly, annual and other periodic reports that provide information ranging from customer activity to office profitability.

Historically, Select Staffing has used TempWare® for its customer relationship management and back office payroll and billing functions, and has used other enterprise software systems for accounting, financial reporting, human resources and other functions. Although the TempWare software system is commonly used in the temporary staffing industry, Select Staffing has customized its system to provide integrated front- and back-end applications that enable real-time reporting of both operating and financial metrics. All of Select Staffing’s branches are linked together on a wide-area-network so that pertinent information on applicants, temporary employees, customer prospects, and current customers can be accessed from anywhere in the world via the internet. Many customers are also linked through an on-site network interface which utilizes a time-keeping and attendance system, TyMetrics, which we license from NovaTime®. TyMetrics enables real-time labor spend management that includes features such as custom reporting and electronic invoicing.

In February 2008, after conducting a comprehensive assessment of its information technology needs, Select Staffing decided to combine and upgrade all of its legacy software systems (including TempWare) into one fully-integrated system utilizing Oracle’s PeopleSoft human resource management systems and customer relationship management software. Select Staffing believes that this new management information system, once implemented, will enhance its ability to serve the needs of its customers and temporary employees and allow Select Staffing to operate even more cost effectively.

Select Staffing recently commenced its PeopleSoft rollout and currently has several modules in production, including staff payroll operations. Select Staffing is currently implementing the remaining components, including front office procedures and contract labor payroll and billing. For more information on the PeopleSoft project and the risks involved in its rollout, see the section entitled “Risk Factors — Risks Related to Select Staffing’s Business — Select Staffing’s investment in Oracle’s PeopleSoft product may not yield its intended results.”

Risk Management Program

Workers’ compensation costs make up one of the principal drivers of profitability in the temporary staffing industry, and Select Staffing has devoted substantial resources to reducing these costs. Select Staffing’s risk management efforts use a two-pronged approach to reduce workers’ compensation costs: 1) lowering work force injuries through better safety programs, and 2) decreasing average cost per claim through Select Staffing’s successful and innovative claims management process.

Select Staffing performs on-site loss assessments, mock OSHA inspections and safety training to help prevent work force injuries. In addition, Select Staffing’s safety library includes over 150 safety training modules, which are made available to Select Staffing’s customers in English and Spanish. Moreover, Select Staffing provides over $1.0 million in annual safety incentives, including offering parties, raffles and awards to temporary employees that avoid accidents and injuries in the workplace for specified periods of time.

Select Staffing has modeled its claims management process on best practices from the insurance industry, including thorough implementation of fraud investigations, intensive claims management, and return-to-work programs. These efforts, among others, have helped Select Staffing decrease its average cost, based on plan year (which for each plan is generally not concurrent with Select Staffing’s fiscal year) per claim from $37,507 in fiscal year 2006 to $18,022 in fiscal year 2008.

Select Staffing employs more than 50 full-time staff members on its risk management team, including claims analysts, safety analysts, investigators, nurses, auditors, and underwriters. In addition, Select Staffing has approximately 450 certified workers’ compensation coordinators located in branch and on-site offices, plus over 1,800 certified safety officers physically located on job sites. Overall, Select Staffing’s company-wide risk control network consists of well over 2,000 people.

Due to its risk averse culture and innovative approaches to risk management, Select Staffing has successfully reduced premium rates and collateral requirements from its insurers. For example, during its 2009-2010 policy renewal, Select Staffing was given credits for low frequency rates, for controlling claim severity, and for low cost-per-claim. Select Staffing believes that it dedicates more time and resources to controlling workers’ compensation costs on a relative basis than any of its major competitors.

Customers

Select Staffing has a large and diverse customer base. In 2008, Select Staffing billed over 20,000 distinct customers and no single customer represented 4% or more of annual revenue. In addition, Select Staffing’s ten highest volume customers accounted for an aggregate of less than 15% of its total revenues.

Select Staffing’s customers range from small businesses to Fortune 100 companies, and also include government agencies and other temporary staffing services companies. As is common in the staffing industry, Select Staffing’s engagements to provide temporary services to its customers are generally of a nonexclusive, short-term nature and subject to termination by the customer with little or no notice. However, despite the nature of these engagements, Select Staffing has a history of successfully retaining its customers. Approximately half of its top 20 customers in 2009 were also top 20 customers during 2008 and 2007.

Competition

The temporary staffing industry is highly competitive with few barriers to entry. Select Staffing believes that the majority of temporary staffing companies are local, full-service or specialized operations with less than five offices. Within local markets, typically no single company has a dominant share of the market. Select Staffing also competes for qualified temporary employee candidates and customers with larger, national full- service and specialized competitors in local, regional, and national markets. The principal national competitors are Adecco SA, Spherion Corporation (commercial staffing segment), Kelly Services, Inc., Manpower, Inc.,

Express Personnel Services, Inc., and Randstad North America. According to the ASA, no single competitor has more than a 6% share of the temporary staffing market in the United States.

Select Staffing believes that pricing is the most important competitive factor in obtaining and retaining customers in its industry. Other important competitive factors include an understanding of, and an ability to timely meet, a customer’s specific job requirements, providing qualified temporary employees and temporary employee candidates in a timely manner, and monitoring quality of job performance. Select Staffing believes that the primary competitive factors in obtaining qualified temporary employee candidates include wages, benefits, and flexibility of work schedules.

Select Staffing expects ongoing vigorous competition and pricing pressure from both national and local providers. See the section entitled “Risk Factors — Risks Relating to Select Staffing’s Industry — The temporary staffing industry is highly competitive with low barriers to entry, and Select Staffing may be unable to compete successfully against existing or new competitors.”

Government Regulation

Staffing firms are generally subject to one or more of the following types of government regulations:

•	regulation of the employer/employee relationship between a staffing firm and its temporary employees,

•	registration, licensing, record keeping and reporting requirements, and

•

substantive limitations on its operations. Temporary staffing firms are the legal employers of their temporary employees. Therefore, temporary staffing firms are governed by laws regulating the employer/employee relationship such as wage and hour regulations, tax withholding and reporting, social security or retirement, anti-discrimination and workers’ compensation.

Select Staffing’s sale of franchises is regulated by the Federal Trade Commission and by authorities in 14 states. Under these laws, Select Staffing must deliver a franchise disclosure document to prospective franchisees. These and other state laws may also apply substantive standards that govern the relationship between franchisors and franchisees. In states where Select Staffing sells franchises, Select Staffing has filed either the appropriate registration or obtained an exemption from registration. Select Staffing does not anticipate that these requirements or other state laws will have a material effect on its ability to sell franchises or operate its business through franchise agent offices.

Properties

Select Staffing leases space on a month-to-month basis in Santa Barbara, California consisting of approximately 29,000 square feet, which houses its executive and administrative offices. Select Staffing leases additional corporate sites in El Paso, Texas; Tampa Bay, Florida; and Shelby Township, Michigan consisting of approximately 34,000 square feet in the aggregate. The leases for these locations expire in 2012 and 2013.

In addition, Select Staffing leases space for its company-owned offices throughout the United States. The majority of these leases are for fixed terms of one to five years and contain customary terms and conditions. Select Staffing does not own any real property that is utilized in its business.

Select Staffing believes that its facilities are adequate for its current needs and does not currently anticipate any difficulty replacing such facilities or locating additional facilities, if needed.

Employees

As of October 4, 2009, Select Staffing employed approximately 74,000 employees. In 2008, Select Staffing assigned approximately 250,000 temporary employees with a variety of customers around the country.

Select Staffing had an agreement with Teamsters Local No. 360. The agreement expired on September 30, 2009, and the parties are currently operating under an extension expiring on June 30, 2010.

Marks

Select Staffing has various service marks registered with the United States Patent and Trademark Office and within the State of California. Included among them are Select Staffing®, SelectRemedy®, RemX®, Remedy®, TradeForce by Select Staffing®, Select Focus®, Westaff®, We Get People®, Intelligent Staffing®, Going the Extra Mile® and TYmetrics®. Federal and state service mark registrations may be renewed indefinitely as long as the underlying mark remains in use.

Litigation

Consolidated Employers Management Solutions (“CEMS”)

In July 2007, CEMS filed a counterclaim with the U.S. Bankruptcy Court for the Central District of California against Select Staffing asserting damages of $50 million and alleging fraud in connection with staff servicing agreements in effect between 2004 and 2006. Select Staffing had previously sued an affiliate of CEMS over a related matter. Select Staffing believes that the CEMS claims are without merit and consequently has made no accrual in its financial statements for this matter.

State Compensation Insurance Fund

In August 2009, State Compensation Insurance Fund, established by the California legislature, filed suit with the Superior Court of San Francisco seeking $8 million in alleged unpaid premiums arising out of a contractual relationship that Select Staffing had with a subcontractor. Select Staffing believes that these claims are without merit and consequently has made no accrual in its financial statements for this matter.

Aircraft

In June 2007, a Select Staffing leased airplane was involved in a failure-to-take-off accident. Select Staffing’s insurance carrier has denied coverage. The aircraft is being repaired by a lien holder and Select Staffing expects that the lien holder will attempt to collect the repair costs from Select Staffing. Select Staffing, in turn, has filed a separate product liability action with the U.S. District Court for the Central District of California against the aircraft’s manufacturer. Select Staffing believes that any liability arising from these matters will not have a material adverse effect on Select Staffing’s financial position or results of operations and consequently has made no accrual in its financial statements for these matters.

Unclaimed Property

In April 2009, Select Staffing received a preliminary audit letter from John Chiang, California State Auditor, regarding unclaimed property. Select Staffing is seeking a negotiated settlement with the State on this matter and has recorded a liability of $3.8 million for potential claims on this matter.

Westaff

In March 2009, a former shareholder of Westaff, Inc., which was acquired by Select Staffing earlier that month, filed suit with the Superior Court of Contra Costa seeking repayment of a loan of $2.4 million, including interest. Select Staffing acknowledges the obligation but it is the view of Select Staffing’s management that the loan is not yet due and payable. Select Staffing has recorded a reserve for the full amount of the claim.

Other Proceedings

Select Staffing is also subject to various additional legal proceedings and claims that arise in the ordinary course of business. It is the opinion of management that the liability, if any, arising from the ultimate disposition of such additional legal proceedings will not have a material adverse effect on Select Staffing’s financial position or results of operations.

SELECT STAFFING MANAGEMENT’S DISCUSSION AND ANALYSIS OF

FINANCIAL CONDITION AND RESULTS OF OPERATIONS

You should read the following discussion of Select Staffing’s results of operations and financial condition together with the “Selected Historical Consolidated Financial Data of Select Staffing,” “Summary Unaudited Pro Forma Condensed Combined Financial Information” and the audited and unaudited historical consolidated financial statements and related notes of Select Staffing included elsewhere in this proxy statement. This discussion contains forward-looking statements and involves numerous risks and uncertainties, including, but not limited to, those described in “Risk Factors.” Actual results may differ materially from those contained in any forward-looking statements. Certain monetary amounts, percentages and other figures included in this proxy statement have been subject to rounding adjustments. Accordingly, figures shown as totals in certain tables may not be the arithmetic aggregation of the figures that precede them, and figures expressed as percentages in the text may not total 100% or, as applicable, when aggregated may not be the arithmetic aggregation of the percentages that precede them.

Overview

Select Staffing is a national provider of temporary staffing services in the United States. Founded in 1985, Select Staffing is headquartered in Santa Barbara, California and maintains a network of 355 offices. As of October 4, 2009, Select Staffing had 202 company-owned offices and 153 franchise agent offices. During its fiscal year ended December 28, 2008, Select Staffing placed approximately 250,000 temporary employees and provided staffing services to over 20,000 customers.

While services are normally provided inside the facilities of its customers, Select Staffing remains the employer of record for its temporary employees. This means Select Staffing retains responsibility for the nature and terms of staffing assignments, administers payroll (including paying wages to its temporary employees, paying the employer’s share of all applicable payroll taxes and withholding the employee’s share of such taxes), and provides temporary employees with access to medical plans.

Select Staffing has franchise licensed offices in geographic locations generally not serviced by company-owned offices. Select Staffing’s franchise licensees have the exclusive contractual right to sell Select Staffing’s services and to use its service marks, business names, and systems in a specified geographic territory subject to specified limitations in certain franchise agreements. The franchise licensee, as an independent contractor, is responsible for establishing and maintaining an office and paying related administrative and operating expenses, including rent, utilities and salaries of its branch office staff. Select Staffing books the full amount of revenues generated by its franchise licensed offices and reflects as a cost of revenue the wages of the temporary employees and related payroll taxes and insurance. The amount of gross profit that is paid to the licensee, which typically ranges from 60% to 75% of gross profits, is shown as a separate line item in the statement of operations. For fiscal year 2008, franchise licensee revenues represented approximately 13% of Select Staffing’s total revenues.

Select Staffing has completed numerous acquisitions and intends to make additional acquisitions in the future. Since January 1, 2006, Select Staffing has completed 37 acquisitions. In connection with these acquisitions, among other things, Select Staffing has expanded into new markets, expanded its service offerings, experienced significant revenue growth and incurred transaction and integration expenses. As a result of Select Staffing’s numerous acquisitions, period-to-period comparisons of results of operations may not be reflective of actual changes in performance.

Outlook

In connection with the Merger, and as a result thereof, the income of Select Staffing and its subsidiaries will be subject to federal corporate income tax as regular C-Corporations. For tax purposes, this will require Select

Staffing to begin recognizing income on an accrual basis rather than a cash basis. The primary impact of this change to Select Staffing will be that the net amount of Select Staffing’s accounts receivable at the time of the Merger will be deemed taxable income that will be amortized over the next four years. The anticipated amount of the net accounts receivable at the time of the Merger is approximately $140.0 million, which, when netted against Select Staffing’s deductible expenses, will have an after tax impact to Select Staffing of approximately $7.0 million per year over the next four years. Select Staffing’s effective tax rate for fiscal year 2010 is expected to be 38.3%.

Select Staffing is a private company and is not currently required to prepare or file periodic and other reports with the SEC under the applicable U.S. federal securities laws or to comply with the requirements of U.S. federal securities laws applicable to public companies, such as Section 404 of the Sarbanes-Oxley Act. Following consummation of the Merger, Select Staffing will be required to implement additional corporate governance practices and to adhere to a variety of reporting requirements and accounting rules. Compliance with these and other Sarbanes-Oxley Act obligations will require significant time and resources from management and will increase Select Staffing’s legal, insurance and financial compliance costs. Select Staffing anticipates it will incur between $2.0 million and $4.0 million in additional legal, insurance and financial compliance costs related to Sarbanes-Oxley Act compliance and other public company expenses.

Following consummation of the Merger, Select Staffing expects to incur reduced interest expense primarily attributable to the reduction of approximately $185 million to $200 million of Select Staffing’s outstanding indebtedness, the exact amount of which will depend on the number of Public Shares with respect to which the holders elect to convert such shares into a pro rata portion of the trust account. This reduction in interest expense is expected to be partially offset by the incurrence of additional interest expense as a result of the increase in interest rates from LIBOR + 3.00% to LIBOR + 5.50% applicable to Select Staffing’s first lien loan in connection with the First Lien Credit Agreement Amendment as described below under “— Recent Developments.” On a pro forma basis, for the period ended October 4, 2009, the net effect would have been a decrease of interest expense from $27.3 million to $23.7 million in the case of $200 million of debt reduction and $24.7 million in the case of $185 million of debt reduction.

As described below under “ — Results of Operations — Interim Period Ended October 4, 2009 Compared to Interim Period Ended October 5, 2008,” management estimates that Select Staffing’s organic or non-acquired temporary staffing revenues declined 19.9% for the interim period ended October 4, 2009 from the interim period ended October 5, 2008. This decrease was primarily attributable to a decrease in demand for temporary staffing services across all sectors due to the weakened state of the economy. Select Staffing anticipates that it may continue to experience weaker demand for temporary employees during 2010, which in turn may result in Select Staffing experiencing increased competitive pricing pressure. Select Staffing cannot predict when the economy will begin to recover or when and to what extent conditions affecting the temporary staffing industry will improve. As a result, Select Staffing cannot predict how long the current economic environment will adversely affect future operating results and liquidity, nor can it predict the magnitude of the adverse impact of the current economic environment on future operating results and liquidity.

As described below under “Certain Relationships and Related Party Transactions — Select Staffing Related Party Transactions — Shareholder Loans to Entities Owned by D. Stephen Sorensen,” prior to the consummation of the Merger, Select Staffing intends to make an additional loan of up to $25.0 million to Par Alma Alliance, LLC, an entity wholly owned by D. Stephen Sorensen. The amount of the loan depends on Select Staffing’s capacity to make such loan and satisfy the maximum $528.0 million closing date debt condition under the Merger Agreement. The entire balance of this loan, anticipated to be between $48.6 million and $73.6 million, will be forgiven by Select Staffing prior to consummation of the Merger. Select Staffing also intends to forgive related party receivables due from other affiliates of D. Stephen Sorensen prior to consummation of the Merger in an aggregate amount of approximately $6.6 million consisting of $4.8 million of trade receivables and $1.7 million of other receivables. In addition, loans by Select Staffing to certain officers and employees to purchase restricted stock in an aggregate principal amount of approximately $7.6 million will be forgiven by Select

Staffing prior to consummation of the Merger. In lieu of forgiving the entire balance of the loan to Par Alma Alliance, LLC, the loans to other affiliates of D. Stephen Sorensen and the loans to officers and employees to purchase restricted stock, prior to consummation of the Merger Select Staffing may donate a portion of such loans to a public charity and forgive the remaining amounts. The portion of these loans that is forgiven is expected to be treated as compensation expense, is expected to increase selling and administrative expenses and is expected to negatively impact Select Staffing’s net income for the first quarter of fiscal year 2010.

Select Staffing may devote significant resources to future acquisitions. Such acquisition costs generally include business, legal and accounting due diligence costs and costs associated with integration, brokers’ commissions, severance and/or salary continuation for certain target employees during the transition, and rental separation for abandoned locations. Historically, such costs have generally ranged from 2% to 12% of the total acquisition price, which percentages do not reflect costs associated with the diversion of management’s attention from Select Staffing’s existing operations during the course of an acquisition. For example, in connection with the acquisition of Westaff, Inc. in March 2009, Select Staffing incurred business, legal and accounting due diligence costs and costs associated with integration, brokers’ commissions, severance and/or salary continuation for certain target employees during the transition, and rental separation for abandoned locations, in an aggregate amount of $9.9 million, which represented approximately 10% of the aggregate purchase price. Select Staffing generally only incurs significant capital expenditures in connection with acquisitions of new lines of business, and management does not anticipate that any acquisitions within its traditional lines of business would lead to significant increases in capital expenditures. Management currently has no plans to expand beyond its traditional lines of business.

Recent Developments

Amendments to First and Second Lien Credit Agreements

On December 8, 2009, Select Staffing’s lenders holding a majority of outstanding first lien loans and 92% of outstanding second lien loans entered into amendments to Select Staffing’s First Lien Credit and Guaranty Agreement and Second Lien Credit and Guaranty Agreement, respectively, to, among other things, permit consummation of the Merger and provide for certain amendments described below. For a description of the material terms of the First Lien Credit and Guaranty Agreement and the Second Lien Credit and Guaranty Agreement, see the section entitled “ — Liquidity and Capital Resources — Credit Arrangements.”

Pursuant to these amendments, Select Staffing is permitted to consummate the Merger at any time on or before March 15, 2010. In addition, under the amendment to the First Lien Credit and Guaranty Agreement, upon consummation of the Merger, (a) Select Staffing is required to repay the second lien term loans, as described below, and must have availability under the first lien revolver of at least $35 million, and (b) Atlas must have contributed a minimum of $125 million in cash to Select Staffing and executed and delivered a pledge and security agreement in favor of the first lien lenders and, in the event less than all second lien lenders consent to the amendments, the second lien lenders.

Also pursuant to these amendments, the First Lien Credit and Guaranty Agreement and the Second Lien Credit and Guaranty Agreement were amended to:

•

provide that for purposes of determining compliance with the financial covenants, the third fiscal quarter of 2009 and all prior fiscal periods will be calculated with reference to financial statements and certificates previously delivered pursuant to the First Lien Credit and Guaranty Agreement and the Second Lien Credit and Guaranty Agreement, respectively, regardless of any restated financial statements prepared pursuant to or in connection with the restatement of Select Staffing’s audited financial statement;

•

permit Select Staffing to change its fiscal quarters to four thirteen-week periods; consent to the replacement of Select Staffing’s previous accounting firm with BDO Seidman, LLP; and permit Select Staffing to make certain other changes in its financial statements in connection with the Merger;

•

permit certain add backs to EBITDA for transaction costs in connection with the Merger and for accounting charges, costs and expenses arising out of the accounting changes referred to in the preceding bullet;

•	increase the leverage ratio covenant for the fourth fiscal quarter of 2009;

•

amend the definition of “Change of Control,” including to lower the threshold of economic and voting power required to be maintained by D. Stephen Sorensen or The Sorensen Trust and to provide that a “change of control” occurs upon D. Stephen Sorensen ceasing to be Chief Executive Officer of Select Staffing;

•	provide more flexibility to consummate acquisitions using equity and/or cash proceeds from the sale of equity;

•	permit Select Staffing to loan up to an additional $25.0 million to affiliates of D. Stephen Sorensen and to forgive the entire balance of that loan upon consummation of the Merger; and

•	permit Select Staffing to consummate the transactions described in the section entitled “— Restructuring Activities.”

In addition, the First Lien Credit and Guaranty Agreement was amended to:

•	change the pricing on first lien loans from an applicable margin that was fixed to a variable margin based on a leverage ratio grid,

•	provide that the leverage ratio covenant automatically adjusts to more restrictive levels upon consummation of the Merger, and

•

permit two reverse Dutch auction tender offers with respect to the first lien term loans subject to the closing of the Merger. Pursuant to these Dutch auctions, the first lien lenders will have the option to tender all or any portion of their loans at a discount to par in an auction process expected to result in a portion of all tendered loans being purchased by Select Staffing.

In exchange for the lenders approving these amendments, Select Staffing agreed to pay:

•

each consenting first lien lender either (i) a 50 basis points fee on its aggregate first lien loans and commitments, payable in cash upon closing of the Merger, or (ii) a 100 basis points fee on its aggregate loans and commitments, payable in kind on March 15, 2010 if the Merger has not closed by such date, and

•

each consenting second lien lender a 100 basis points fee on its aggregate second lien loans, payable in kind on March 15, 2010 if the Merger has not closed by such date. In addition, Select Staffing agreed to increase the default interest rate payable to first lien lenders and second lien lenders to 5% in excess of the then applicable rate, with 3% of such increased rate payable in kind.

Repayment of Second Lien Loans

Pursuant to the amendment to the Second Lien Credit and Guaranty Agreement, upon consummation of the Merger, the obligations to each second lien lender that consents to the amendment will be deemed to be repaid and satisfied in full in exchange for (i) its ratable share of $25 million in cash (the “Cash Portion”), (ii) shares of Series A preferred stock in an amount equal in value (calculated at a value of $10 per share) to the sum of (x) 103% of the amount of its outstanding second lien term loans minus (y) the Cash Portion received by it, and (iii) payment in cash of all accrued and unpaid interest on its outstanding second lien loans. This will result in an aggregate of $25 million in cash and an aggregate of 7.8 million shares (subject to reduction to the extent less than all holders of second lien loans consent to the amendments) of Series A preferred stock of Atlas being exchanged for second lien loans upon consummation of the Merger. Atlas has agreed to provide consenting second lien lenders certain registration rights covering the shares of Atlas common stock issuable upon conversion of the Series A preferred stock to be received by such second lien lenders, as described in more detail under “Description of Atlas Securities.” In the event that the loan Select Staffing intends to make to Par Alma Alliance prior to the consummation of the Merger, as described above under “— Outlook”, exceeds $5 million, D. Stephen Sorensen has agreed to purchase from the second lien lenders, on a pro rata basis, shares of Series A preferred stock at a price of $10 per share in an aggregate amount equal to 50% of such excess.

Change in Fiscal Year

Historically, Select Staffing has operated on a 13-period year from the first Monday following the end of the prior fiscal year to the final Sunday in December. Select Staffing’s four fiscal quarters therefore consist of three 12-week quarters and one 16 or 17 week quarter depending on when the last Sunday in December occurs. In connection with the Merger, Select Staffing is changing its fiscal quarters and reporting to correspond to four 13-week quarters. In addition, Select Staffing is making certain other changes to its financial reporting to conform to practices and procedures consistent with “public” companies, such as amortizing customer lists.

Change in Independent Registered Public Accounting Firm

From time to time Select Staffing has considered making a change to its outside audit firm. In November 2009, in connection with its preparations for the Merger, Select Staffing, with the approval of its board of directors, decided to replace its prior auditor, PricewaterhouseCoopers LLP (“PWC”), with Simon & Edward, LLP (“Simon & Edward”) for the fiscal years ended December 31, 2006 and December 30, 2007 and BDO Seidman, LLP (“BDO”) for the fiscal year ended December 28, 2008. The audit reports issued by PWC for the last two fiscal years did not contain an adverse or modified opinion, nor were there any disagreements with PWC relating to any matter of accounting principles or practices, financial statement disclosure or auditing scopes or procedures. During the fiscal years ended December 28, 2008 and December 30, 2007, neither Select Staffing, nor anyone acting on its behalf, consulted with Simon & Edward or BDO with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that would have been rendered on Select Staffing’s consolidated financial statements, or any matters that were either the subject of a disagreement (as that term is used in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K). Prior to Select Staffing’s engagement of Simon & Edward or BDO, neither Simon & Edward nor BDO provided Select Staffing with either written or oral advice that was an important factor considered by Select Staffing in reaching a decision to dismiss PWC as its independent registered public accounting firm. However, Select Staffing has, in the past, used BDO for tax and valuation services.

Results of Operations

The following table sets forth historical consolidated income statement data in aggregate amounts (in thousands of dollars) and as a percentage of revenues:

	Interim Period Ended				Year Ended
	October 4, 2009(1)		October 5, 2008(1)		December 28, 2008(2)		December 30, 2007(2)		December 31, 2006(2)
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Revenues	$1,087,935	100.0%	$1,117,540	100.0%	$1,445,490	100.0%	$1,265,584	100.0%	$856,973	100.0%
Cost of revenues (exclusive of depreciation and amortization included below)	902,287	82.9%	913,733	81.8%	1,177,623	81.5%	1,026,866	81.1%	690,127	80.5%

Gross profit	185,648	17.1%	203,807	18.2%	267,867	18.5%	238,718	18.9%	166,846	19.5%

Franchise licensees’ share of gross profits	18,722	1.7%	17,982	1.6%	22,770	1.6%	25,512	2.0%	14,036	1.6%
Selling and administrative expenses	119,791	11.0%	136,710	12.2%	173,407	12.0%	160,278	12.7%	92,887	10.8%
Impairment of goodwill, intangibles and other long-lived assets	13,684	1.3%	—	—	38,350	2.7%	7,000	0.6%	—	—
Depreciation and amortization	22,048	2.0%	17,349	1.6%	25,283	1.7%	20,405	1.6%	16,140	1.9%

Income from operations	11,403	1.0%	31,766	2.8%	8,057	0.6%	25,523	2.0%	43,783	5.1%
Other, net	(1,234)	-0.1%	—	—	(892)	-0.1%	—	—	(440)	-0.1%
Interest expense	(27,342)	-2.5%	(30,138)	-2.7%	(39,928)	-2.8%	(48,243)	-3.8%	(25,822)	-3.0%
Interest income	2,010	0.2%	2,867	0.3%	3,805	0.3%	1,991	0.2%	244	—
Benefit for income taxes	(7,771)	-0.7%	(12,904)	-1.2%	(12,871)	-0.9%	(2,803)	-0.2%	(1,617)	-0.2%

Net (loss) income	$(7,392)	-0.7%	$17,399	1.6%	$(16,087)	-1.1%	$(17,926)	-1.4%	$19,382	2.3%

(1)	The interim period ended October 4, 2009 reflects Select Staffing’s results of operations for the period from December 29, 2008 to October 4, 2009 and the interim period ended October 5, 2008 reflects Select Staffing’s results of operations for the period from December 31, 2007 to October 5, 2008.
(2)	As restated.

Interim Period Ended October 4, 2009 Compared to Interim Period Ended October 5, 2008

Select Staffing’s business tends to be seasonal, and demand for staffing services historically tends to be greatest during the fourth fiscal quarter. As a result, Select Staffing’s results of operations for the interim periods ended October 4, 2009 and October 5, 2008 are not necessarily indicative of Select Staffing’s full year results of operations. See “—Seasonality.”

Revenues

Revenues include company-owned office revenues and licensed franchise revenues, and revenues from Select Staffing’s Professional Employer Organization (PEO) business. Revenue in the PEO is presented net of hourly wages paid to employees. Total company revenues decreased $29.6 million, or 2.6%, to $1.09 billion for the interim period ended October 4, 2009 from $1.12 billion for the interim period ended October 5, 2008. This decrease is primarily attributable to a decrease in demand for temporary staffing services across all sectors due to the weakened state of the economy. Management estimates that Select Staffing’s organic or non-acquired temporary staffing revenues declined 19.9% during this period, which was partially offset by the effects of the acquisitions of East-West Staffing, LLC in December 2008 and Westaff, Inc. in March 2009. Select Staffing’s management finds it very difficult to estimate revenue from organic growth because acquired businesses often have overlapping customers. In addition, following an acquisition the acquired employees work in integrated teams with Select Staffing’s existing personnel, making new account generation difficult to attribute to the acquired business or Select Staffing.

Cost of Revenues and Gross Profit

Cost of revenues includes hourly wages of temporary employees, employer payroll taxes, state unemployment, workers’ compensation and other temporary employee-related expenses. Cost of revenues decreased by $11.4 million, or 1.3%, to $902.3 million for the interim period ended October 4, 2009 from $913.7 million for the interim period ended October 5, 2008. Cost of revenues as a percentage of total revenues increased to 82.9% for the interim period ended October 4, 2009 from 81.8% for the interim period ended October 5, 2008. The overall dollar decrease in cost of revenues is primarily attributable to the decrease in revenues. The slight increase in cost of revenues as a percentage of total revenue is attributable to a more aggressive pricing strategy required as a result of the weakened economic climate, as well as increases in state unemployment insurance rates combined with a lower wage base.

Gross profit decreased by $18.2 million, or 8.9%, to $185.6 million for the interim period ended October 4, 2009 from $203.8 million for the interim period ended October 5, 2008. Gross profit as a percentage of total revenue decreased to 17.1% for the interim period ended October 4, 2009 from 18.2% for the interim period ended October 5, 2008. The decrease in aggregate gross profit was primarily attributable to the decrease in revenue. The decrease in gross profit as a percentage of total revenue was primarily attributable to increased pricing pressures.

Franchise Licensees’ Share of Gross Profit

Franchise licensees’ share of gross profit increased by $0.7 million, or 4.1%, to $18.7 million for the interim period ended October 4, 2009 from $18.0 million for the interim period ended October 5, 2008. Franchise licensees’ share of gross profit as a percentage of total revenue increased to 1.7% for the interim period ended October 4, 2009 from 1.6% for the interim period ended October 5, 2008. The increase in the aggregate amount of franchise licensees’ share of gross profit is primarily attributable to the increase in the number of franchise licensees as a result of the acquisition of Westaff, Inc. in March 2009.

Selling and Administrative Expenses

Selling and administrative expenses decreased by $16.9 million, or 12.4%, to $119.8 million for the interim period ended October 4, 2009 from $136.7 million for the interim period ended October 5, 2008. Selling and administrative expenses as a percentage of total revenues decreased to 11.0% for the interim period ended October 4, 2009 from 12.2% for the interim period ended October 5, 2008. This decrease, both in absolute value and as a percentage of total revenue, is primarily attributable to further success in integrating recent acquisitions, improved cost controls within established branches and procurement efforts. For example, commencing in June 2008, Select Staffing established a dedicated procurement department that has enabled it to reduce the number of vendors from which it purchases supplies and to negotiate more favorable terms with such vendors. In addition, commencing in late 2008, Select Staffing’s senior operating committee began gradually expanding the list of expenses that required its prior approval. Select Staffing also suspended the company match for its 401(k) and deferred compensation plans and shifted to a self-insured medical plan in July 2009 and January 2009, respectively.

Depreciation and Amortization

Depreciation and amortization increased by $4.7 million, or 27.1%, to $22.0 million for the interim period ended October 4, 2009 from $17.3 million for the interim period ended October 5, 2008. This increase in depreciation and amortization was primarily attributable to the acquisition of Westaff, Inc. in March 2009, as well as the acquisition of East-West Staffing, LLC in December 2008, which gave Select Staffing a greater asset base subject to depreciation and amortization.

Impairment of Goodwill and Intangibles

Select Staffing recorded an impairment charge of $13.7 million for the interim period ended October 4, 2009 related to impairment of goodwill of $9.1 million and impairment of intangible assets of $4.6 million. No impairment charge was recorded for the interim period ended October 5, 2008.

Interest Expense

Interest expense includes interest expense and refinancing costs. Interest expense decreased $2.8 million, or 9.3%, to $27.3 million for the interim period ended October 4, 2009 from $30.1 million for the interim period ended October 5, 2008. The decrease was primarily related to a decline in the average market interest rate for the interim period ended October 4, 2009 as compared to the interim period ended October 5, 2008.

Interest Income

Interest income decreased by $0.9 million, or 29.9%, to $2.0 million for the interim period ended October 4, 2009 from $2.9 million for the interim period ended October 5, 2008. The interest income in both periods was primarily attributable to interest paid by affiliates of D. Stephen Sorensen to Select Staffing pursuant to shareholder loans to such affiliates. Following consummation of the Merger and in connection with the forgiveness (or partial donation to a public charity) of the shareholder loans, Select Staffing does not expect to receive meaningful interest income.

Income Tax Benefit

Income tax benefit decreased by $5.1 million, or 39.8%, to $7.8 million for the interim period ended October 4, 2009 from $12.9 million for the interim period ended October 5, 2008. This decrease in income tax benefit was primarily attributable to a reduced amount of deferred tax benefits associated with the change in tax status to a non-taxable enterprise for two of Select Staffing’s C-corporation subsidiaries from the interim period ended October 5, 2008 to the period ended October 4, 2009.

Net Income (Loss)

Net income decreased by $24.8 million to a net loss of $(7.4) million for the interim period ended October 4, 2009 from net income of $17.4 million for the interim period ended October 5, 2008. This decrease in net income was primarily attributable to impairment of goodwill, an increase in depreciation and amortization expense and a decrease in income tax benefit.

Fiscal Year Ended December 28, 2008 Compared to Fiscal Year Ended December 30, 2007

Revenues

Revenues increased by $179.9 million, or 14.2%, to $1.45 billion for the fiscal year ended December 28, 2008 from $1.27 billion the fiscal year ended December 30, 2007. The increase in revenues was primarily attributable to the inclusion of ten months of revenue in fiscal year 2008 attributable to Select Staffing’s acquisition of Resolve Staffing, Inc. in February 2008 and the inclusion of twelve months of revenue in fiscal year 2008 attributable to Select Staffing’s acquisitions of Ablest, Inc. in June 2007 and Tandem Staffing Solutions, Inc. in October 2007. Management estimates that Select Staffing’s organic or non-acquired temporary staffing revenues increased 3.9% for the fiscal year ended December 28, 2008 as compared to the fiscal year ended December 30, 2007. This increase was a result of new account generation from Select Staffing’s direct sales efforts as well as stable demand for temporary staffing services from existing customers.

Cost of Revenues and Gross Profit

Cost of revenues increased by $150.8 million, or 14.7%, to $1.18 billion for the fiscal year ended December 28, 2008 from $1.03 billion for the fiscal year ended December 30, 2007. Cost of revenues as a percentage of total revenue increased to 81.5% for the fiscal year ended December 28, 2008 from 81.1% for the fiscal year ended December 30, 2007. The overall dollar increase in cost of revenues is primarily attributable to the increase in revenues from Select Staffing’s acquisitions of Resolve Staffing, Inc. in February 2008, Ablest, Inc. in June 2007 and Tandem Staffing Solutions, Inc. in October 2007. The increase in cost of revenues as a percentage of total revenue is attributable to an increase in pricing pressures in light of the decrease in demand for temporary staffing services, particularly in the fourth quarter of fiscal year 2008.

Gross profit increased by $29.2 million, or 12.2%, to $267.9 million for the fiscal year ended December 28, 2008 from $238.7 million for the fiscal year ended December 30, 2007. Gross profit as a percentage of total revenues decreased to 18.5% for the fiscal year ended December 28, 2008 from 18.9% for the fiscal year ended December 30, 2007. The overall increase in gross profit is primarily attributable to the increase in revenues from Select Staffing’s acquisitions of Resolve Staffing, Inc. in February 2008, Ablest, Inc. in June 2007 and Tandem Staffing Solutions, Inc. in October 2007. The decrease in gross profit as a percentage of total revenues was primarily attributable to increased pricing pressures and lower margins related to the acquisition of Resolve, which had a business model utilizing lower margins at the time of its acquisition.

Franchise Licensees’ Share of Gross Profit

Franchise licensees’ share of gross profit decreased by $2.7 million, or 10.7%, to $22.8 million for the fiscal year ended December 28, 2008 from $25.5 million for the fiscal year ended December 30, 2007. Franchise licensees’ share of gross profit as a percentage of total revenues decreased to 1.6% for the fiscal year ended December 28, 2008 from 2.0% for the fiscal year ended December 30, 2007. The decrease in the aggregate amount of franchise licensees’ share of gross profit is primarily attributable to a decline in licensed franchise revenue as a result of Select Staffing’s acquisition of certain franchises from former franchise licensees. The decrease in franchise licensees’ share of gross profit as a percentage of revenues is primarily attributable to the impact of the reduction in gross margins at the franchise level, which, pursuant to contractual arrangements with licensees, reduces the amount of gross profits paid to licensees.

Selling and Administrative Expenses

Selling and administrative expenses increased by $13.1 million, or 8.2%, to $173.4 million for the fiscal year ended December 28, 2008 from $160.3 million for the fiscal year ended December 30, 2007. Selling and administrative expenses as a percentage of total revenues decreased to 12.0% for the fiscal year ended December 28, 2008 from 12.7% for the fiscal year ended December 30, 2007. The increase in the aggregate amount of selling and administrative expenses is primarily attributable to fixed cost growth due to Select Staffing’s expansion into new markets through acquisitions. The decrease in selling and administrative expenses as a percentage of total revenue is primarily attributable to improved economies of scale as a result of acquisitions and improved cost control measures which Select Staffing began to implement in the third quarter of fiscal year 2008, including the establishment of the dedicated procurement division and enhanced approval procedures for expenditures.

Depreciation and Amortization

Depreciation and amortization increased by $4.9 million, or 23.9%, to $25.3 million for the fiscal year ended December 28, 2008 from $20.4 million for the fiscal year ended December 30, 2007. This increase in depreciation and amortization was primarily attributable to additional amortization of intangibles due to various acquisitions during fiscal year 2008 and at the end of fiscal year 2007.

Impairment of Goodwill and Intangibles

Select Staffing recorded an impairment charge of $38.4 million for the fiscal year ended December 28, 2008 related to the valuation of customer relationships. Select Staffing recorded an impairment charge of $7.0 million for the fiscal year ended December 30, 2007 related to an aircraft owned by Trishan Air, Inc., a variable interest entity for consolidation purposes.

Interest Expense

Interest expense decreased by $8.3 million, or 17.2%, to $39.9 million for the fiscal year ended December 28, 2008 from $48.2 million for the fiscal year ended December 30, 2007. This decrease in interest expense was primarily attributable to a decline in the average market interest rate for the fiscal year ended December 28, 2008 compared to the fiscal year ended December 30, 2007, partially offset by increased debt obligations.

Interest Income

Interest income increased by $1.8 million, or 91.1%, to $3.8 million for the fiscal year ended December 28, 2008 from $2.0 million for the fiscal year ended December 30, 2007. The interest income in both periods was primarily attributable to interest paid by affiliates of D. Stephen Sorensen to Select Staffing pursuant to shareholder loans to such affiliates.

Income Tax Benefit

Income tax benefit increased by $10.1 million, or 359.2%, to $12.9 million for the fiscal year ended December 28, 2008 from $2.8 million for the fiscal year ended December 31, 2007. This increase in income tax benefit was primarily attributable to the deferred tax benefit associated with the change in tax status to a non-taxable enterprise for one of Select Staffing’s C-Corporation subsidiaries.

Net Income (Loss)

Net loss improved by $1.8 million to a net loss of $(16.1) million for the fiscal year ended December 28, 2008 from a net loss of $(17.9) million for the fiscal year ended December 30, 2007. Although revenues increased as a result of the acquisition of Resolve Staffing, Inc. in February 2008 and interest expense decreased in the fiscal year ended December 28, 2008, net income was negatively impacted by a large impairment charge and low margins resulting from competitive pricing pressures.

Fiscal Year Ended December 30, 2007 Compared to Fiscal Year Ended December 31, 2006

Revenues

Revenues increased by $408.6 million, or 47.7%, to $1.27 billion for the fiscal year ended December 30, 2007 from $857.0 million for the fiscal year ended December 31, 2006. This increase in revenue is primarily attributable to the acquisitions of RemedyTemp, Inc. in June 2006 (which, for fiscal year ended December 31, 2006, only impacted revenues for approximately six months), Ablest, Inc. in June 2007, and Tandem Staffing Solutions, Inc. in October 2007. Management estimates that Select Staffing’s organic or non-acquired temporary staffing revenues increased 4.7% for the fiscal year ended December 30, 2007 compared to the fiscal year ended December 31, 2006.

Cost of Revenues and Gross Profit

Cost of revenues increased by $336.7 million, or 48.8%, to $1.03 billion for the fiscal year ended December 30, 2007 from $690.1 million for the fiscal year ended December 31, 2006. Cost of revenues as a percentage of total revenue increased to 81.1% for the fiscal year ended December 30, 2007 from 80.5% for the fiscal year ended December 31, 2006. The overall dollar increase in cost of revenues is primarily attributable to the increase in revenues from Select Staffing’s acquisitions of RemedyTemp, Inc. in June 2006 and Ablest, Inc. in June 2007. The increase in cost of revenues as a percentage of total revenues is attributable to an increase in pricing pressures in light of a decrease in demand for temporary staffing services.

Gross profit increased by $71.9 million, or 43.1%, to $238.7 million for the fiscal year ended December 30, 2007 from $166.8 million for the fiscal year ended December 31, 2006. Gross profit as a percentage of total revenues decreased to 18.9% for the fiscal year ended December 30, 2007 from 19.5% for the fiscal year ended December 31, 2006. The overall increase in gross profit is primarily attributable to the increase in revenues from Select Staffing’s acquisitions of RemedyTemp, Inc. in June 2006 and Ablest, Inc. in June 2007. The decrease in gross profit as a percentage of total revenues was primarily attributable to increased pricing pressures.

Franchise Licensees’ Share of Gross Profit

Franchise licensees’ share of gross profit increased by $11.5 million, or 81.8%, to $25.5 million for the fiscal year ended December 30, 2007 from $14.0 million for the fiscal year ended December 31, 2006. Franchise licensees’ share of gross profit as a percentage of total revenue increased to 2.0% for the fiscal year ended December 30, 2007 from 1.6% for the fiscal year ended December 31, 2006. Both the increase in the aggregate amount of franchise licensees’ share of gross profit and the percentage of total revenues it represents are primarily attributable to the acquisition of RemedyTemp, Inc. in June 2006, which included a large franchise component.

Selling and Administrative Expenses

Selling and administrative expenses increased by $67.4 million, or 72.6%, to $160.3 million for the fiscal year ended December 30, 2007 from $92.9 million for the fiscal year ended December 31, 2006. Selling and administrative expenses as a percentage of total revenue increased to 12.7% for the fiscal year ended December 30, 2007 from 10.8% for the fiscal year ended December 31, 2006. The increase in the aggregate amount of selling and administrative expenses is primarily attributable to the acquisitions of RemedyTemp, Inc. in June 2006 (which, for the fiscal year ended December 31, 2006, only impacted selling and administrative expenses for approximately six months) and Ablest, Inc. in June 2007. The increase in selling and administrative expenses as a percentage of total revenue is primarily attributable to infrastructure growth and expansion attributable to Select Staffing’s growth from a regional to a national provider of temporary staffing services.

Depreciation and Amortization

Depreciation and amortization increased by $4.3 million, or 26.4%, to $20.4 million for the fiscal year ended December 30, 2007 from $16.1 million for the fiscal year ended December 31, 2006. This increase in depreciation and amortization is primarily attributable to amortization of goodwill resulting from the inclusion of twelve months of amortization of goodwill related to Select Staffing’s acquisition of RemedyTemp, Inc. in June 2006 and the inclusion of a partial year amortization of goodwill attributable to Select Staffing’s acquisitions of Ablest, Inc. in June 2007 and Tandem Staffing Solutions, Inc. in October 2007.

Impairment of Goodwill and Intangibles

Select Staffing recorded an impairment charge of $7.0 million for the fiscal year ended December 30, 2007 related to an aircraft owned by Trishan Air, Inc. a variable interest entity for consolidation purposes. No impairment charge was recorded for the fiscal year ended December 31, 2006.

Interest Expense

Interest expense increased by $22.4 million, or 86.8%, to $48.2 million for the fiscal year ended December 30, 2007 from $25.8 million for the fiscal year ended December 31, 2006. This increase in interest expense was primarily attributable to increased long-term debt.

Interest Income

Interest income increased by $1.7 million, or 716.0%, to $2.0 million for the fiscal year ended December 30, 2007 from $0.2 million for the fiscal year ended December 31, 2006. The change in interest income was primarily attributable to the interest payments on loans to affiliates of D. Stephen Sorensen that were put in place during the fiscal year ended December 30, 2007.

Income Tax Benefit

Income tax benefit increased by $1.2 million, or 73.3%, to $2.8 million for the fiscal year ended December 30, 2007 from $1.6 million for the fiscal year ended December 31, 2006. This increase in income tax benefit was primarily attributable to the greater amount of deferred tax benefits associated with the acquisition intangibles of Select Staffing’s C-corporation subsidiaries from the fiscal year ended December 31, 2006 to the fiscal year ended December 30, 2007.

Net Income (Loss)

Net income decreased by $37.3 million to a net loss of $(17.9) million for the fiscal year ended December 30, 2007 from net income of $19.4 million for the fiscal year ended December 31, 2006. This decrease in net income was primarily attributable to increased workers’ compensation expense, interest expenses, depreciation and amortization of intangibles and selling and administrative expenses due to infrastructure growth and expansion as a result of Select Staffing’s growth from a regional to a national provider of temporary staffing services.

Liquidity and Capital Resources

Select Staffing requires significant amounts of working capital to operate its business and to pay expenses relating to the employment of temporary employees. Select Staffing’s traditional use of cash is for financing of accounts receivable, particularly during periods of economic upswings and growth when sales are seasonally high. Temporary employees are typically paid on a weekly basis, while payments from customers are generally received 30 to 60 days after billing.

Select Staffing’s cash and cash equivalents, consisting primarily of deposits with financial institutions, was $1.3 million at October 4, 2009, compared with $1.5 million at December 28, 2008. The decrease of $0.2 million was attributable to the general timing of Select Staffing’s payables and the needs of its operations.

Select Staffing generally expects to fund expenditures for operations, administrative expenses, capital expenditures, debt service obligations and dividend payments with internally generated funds from operations, and to satisfy working capital needs from time to time with borrowings under its revolving credit facility. Select Staffing believes that it will be able to meet its debt service obligations and fund its short-term and long-term operating requirements in the future with cash flow from operations and borrowings under its revolving credit facility and is confident that additional financing will be available if and when needed, although no assurance can be given in this regard. If Select Staffing is unable to achieve projected operating results and/or obtain additional financing if and when needed, it will be required to curtail growth plans and significantly scale back activities. Currently, Select Staffing continues to focus on working capital management by monitoring key metrics associated with accounts receivable, payroll expense and workers’ compensation claims and reserves.

Consummation of the Merger is expected to provide Select Staffing with between approximately $125 million and $185 million of new capital to pay down long-term debt and for working capital. In addition, Select Staffing intends to launch a reverse Dutch auction tender offer to capture discount on, and reduce outstanding amounts of, first lien loans and to repay substantially all outstanding second lien loans, in each case as described above under “— Recent Developments.”

Expenses incurred in connection with the Merger (including those for legal, accounting and financial advisory services) are estimated to be approximately $10.2 million. These expenses and payments are expected to negatively impact Select Staffing’s liquidity position in the first quarter of fiscal year 2010.

As described below under “Certain Relationships and Related Party Transactions — Select Staffing Related Party Transactions,” immediately prior to the consummation of the Merger, Select Staffing intends to make an additional loan of up to $25.0 million under the loan to Par Alma Alliance, LLC, an entity wholly owned by D. Stephen Sorensen. The amount of the loan depends on Select Staffing’s capacity to make such loan and satisfy the maximum $528.0 million closing date debt condition under the Merger Agreement. Following this additional loan, the entire balance of the loan, anticipated to be between $48.6 million and $73.6 million, will be forgiven by Select Staffing. In lieu of forgiving the entire balance of the loan to Par Alma Alliance, LLC, Select Staffing may donate a portion of such loan to a public charity. Historically, this loan has been a use of Select Staffing’s available funds as amounts have been loaned to the shareholder and a source of liquidity for Select Staffing through periodic paydowns on the loan to bridge any working capital shortfalls Select Staffing may have from time to time. After the Merger, the shareholder loan will no longer be a source of liquidity for Select Staffing or a use of Select Staffing’s available funds.

Prior to the consummation of the Merger, as permitted by Select Staffing’s First Lien Credit and Guaranty Agreement and its Second Lien Credit and Guaranty Agreement, Select Staffing intends to continue to make distributions to its shareholders in amounts sufficient to pay federal and state income taxes related to each shareholder’s allocable share of income and gain for the taxable period ending on December 27, 2009 and the taxable period beginning on January 1, 2010 and ending on the date of consummation of the Merger.

Credit Arrangements

As of October 4, 2009, Select Staffing had outstanding indebtedness of approximately $535.5 million, which consisted of the following:

•

A First Lien Credit and Guaranty Agreement which provides for a first lien term loan of $250.0 million. The first lien term loan requires quarterly principal payments of $625,000 through March 31, 2014, and a final payment of $233.1 million payable at maturity on June 30, 2014. Interest accrues on the first lien term loan based on either the base rate plus 2.0% per annum or the adjusted Eurodollar rate plus 3.0% per annum (5.25% at December 28, 2008). Interest is paid quarterly or shorter intervals for loans bearing interest at the adjusted Eurodollar rate based on Select Staffing’s interest period election.

The First Lien Credit and Guaranty Agreement also provides for a revolving loan commitment of up to $50 million, of which $30 million may be used for letters of credit. Interest on borrowings under the first lien revolver is based on the base rate plus 2.0% per annum or the adjusted Eurodollar rate plus 3.0% per annum (5.25% at December 28, 2008), at Select Staffing’s option, and is payable quarterly. A commitment fee of 0.50% is charged on the unused portion of the first lien revolver. As of October 4, 2009, borrowings outstanding under the first lien revolver were $42.4 million and letters of credit outstanding under the first lien revolver were $7.5 million.

The First Lien Credit and Guaranty Agreement provides for the maintenance of various financial ratios and covenants, including, among other things, a requirement that Select Staffing maintain a minimum fixed charge coverage ratio and a maximum leverage ratio for the twelve months ended as of the last day of each fiscal quarter. The First Lien Credit and Guaranty Agreement also imposes limitations on, among other things, the incurrence of additional indebtedness, the payment of dividends and other restricted payments, the level of annual capital expenditures, and the amount of investments, including business acquisitions and mergers, and loans that may be made by Select Staffing to its subsidiaries. Select Staffing was in compliance with its covenants under the First Lien Credit and Guaranty Agreement as of October 4, 2009.

Borrowings under the First Lien Credit and Guaranty Agreement are secured by a first priority security interest on substantially all of the assets of Select Staffing and its domestic subsidiaries. As of October 4, 2009, $244.3 million remained outstanding under the First Lien Term Loan.

As described above under “— Recent Developments,” the First Lien Credit and Guaranty Agreement was recently amended to, among other things, permit consummation of the Merger and the repayment of a portion of the outstanding first lien term loans in connection with the reverse Dutch auction tender offer.

•

An Accordion Loan Agreement, associated with the First Lien Credit and Guaranty Agreement, providing Select Staffing the ability to obtain additional financing in an amount not to exceed $200 million. The terms of the Accordion Loan Agreement are consistent with the terms of the First Lien Credit and Guaranty Agreement. As of October 4, 2009, there was $148.8 million outstanding under the Accordion Loan Agreement.

•

A Second Lien Credit and Guaranty Agreement which provides a term loan of $100 million. The entire principal balance of the second lien term loan is due at maturity on December 31, 2014. Interest accrues on the second lien term loan based on either the base rate plus 5.25% or 6.25% per annum (depending on the leverage ratio) or the adjusted Eurodollar rate plus 6.25% or 7.25% per annum

(depending on the leverage ratio) (6.53% at October 4, 2009). Interest is paid quarterly or on shorter intervals for loans bearing interest at the adjusted Eurodollar rate based on Select Staffing’s interest period election. The Second Lien Credit and Guaranty Agreement contains the same financial covenants as those contained in the First Lien Credit and Guaranty Agreement set at less restrictive levels.

Borrowings under the Second Lien Credit and Guaranty Agreement are secured by a second priority security interest on substantially all of the assets of Select Staffing and its domestic subsidiaries. As of October 4, 2009, a principal amount of $100 million remained outstanding under the second lien term loans.

As described above under “— Recent Developments,” upon consummation of the Merger, the obligations to each second lien lender that consented to the amendments will be deemed repaid and satisfied in full in exchange for (i) its ratable share of $25 million in cash (the “Cash Portion”), (ii) shares of Series A preferred stock in an amount equal in value (calculated at a value of $10 per share) to the excess of (x) 103% of the amount of its outstanding second lien term loans minus (y) the Cash Portion received by it, and (iii) payment in cash of all accrued and unpaid interest on its outstanding second lien loans. This will result in an aggregate of $25 million in cash and an aggregate of 7.8 million shares (subject to reduction to the extent less than all holders of second lien loans consent to the amendments) of Series A preferred stock of Atlas being exchanged for second lien loans upon consummation of the Merger.

Capital and Operating Leases and Other Long-Term Obligations

Select Staffing maintains capital leases mainly for time and attendance equipment. Select Staffing has several operating leases, including a month-to-month lease for its Santa Barbara corporate office, leases for its other corporate sites in El Paso, Texas; Tampa Bay, Florida; and Shelby Township, Michigan that expire on various dates in 2012 and 2013, and leases for its branch offices, which are for fixed terms of generally one to five years.

Interim Period Ended October 4, 2009

Operating Activities

Net cash provided by operating activities during the interim period ended October 4, 2009 was $14.1 million. Cash provided by operations was the result of net losses of $7.4 million, adjusted for non-cash charges of $22.0 million of depreciation and amortization expense and $13.7 million in impairment charges, and changes in working capital consisting of a decrease of $10.5 million prepaid workers’ compensation expense and an increase of $13.2 million in accounts payable, partially offset by an increase of $17.7 million in accounts receivable and a decrease in accrued workers’ compensation of $30.7 million.

Investing Activities

Net cash used in investing activities during the interim period ended October 4, 2009 was $51.9 million, consisting of purchases of certain business, net of cash acquired, of $48.0 million and purchases of property and equipment of $5.5 million, partially offset by $1.6 million of proceeds from sale of certain property and equipment.

Financing Activities

Net cash provided by financing activities was $37.6 million during the interim period ended October 4, 2009, primarily reflecting $110.2 million in repayment of loans made by Select Staffing to its principal shareholder and net borrowings of approximately $76.5 million, partially offset by $132.5 million of loans made by Select Staffing to its principal shareholder.

Fiscal Year Ended December 28, 2008

Operating Activities

Net cash provided by operating activities during the fiscal year ended December 28, 2008 was $52.4 million. Cash provided by operations was the result of net losses of $16.1 million, adjusted for non-cash charges of $25.3 million of depreciation and amortization expense and $38.4 million in impairment charges, and changes in working capital consisting of a decrease of $49.4 million in accounts receivable, partially offset by an increase in prepaid workers’ compensation expense of $10.0 million, and decreases of $14.9 million in accounts payable and $9.3 million in accrued expenses.

Investing Activities

Net cash used by investing activities during the fiscal year ended December 28, 2008 was $53.0 million, consisting primarily of purchases of certain businesses, net of cash acquired, of $46.8 million and purchases of property and equipment of $5.8 million.

Financing Activities

Net cash used by financing activities during the fiscal year ended December 28, 2008 was $0.7 million, primarily reflecting $98.7 million of loans made by Select Staffing to its principal shareholder, $19.1 million in net payments on lines of credit and $9.8 million in cash distributions, partially offset by repayment of $117.1 million of loans made by Select Staffing to its principal shareholder.

Impact of Inflation

Select Staffing’s results of operations for the interim period ended October 4, 2009 and for fiscal years 2008, 2007 and 2006 have not been materially impacted by inflation. Significant changes in the rate of inflation in the future may, however, affect certain expenses, including employee compensation and workers’ compensation, and Select Staffing may not be able to successfully recover such increased costs from customers.

Off-Balance Sheet Arrangements

Certain immediate family members of D. Stephen Sorensen, Select Staffing’s Chairman and Chief Executive Officer, have posted collateral to backstop certain letters of credit securing Select Staffing’s payment obligations under workers’ compensation policies. As of October 4, 2009, the total face amount of these letters of credit subject to these arrangements was $20.0 million. In connection with these arrangements, Select Staffing has agreed to pay each related party a fee equal to 10% per annum on $11.5 million face amount of these letters of credit and 8.0% per annum on $8.5 million face amount of these letters of credit, and has further agreed to reimburse such parties if the applicable letter of credit is drawn. Select Staffing has also agreed to pay fees and expenses, and provide indemnities and certain other consideration, to such related parties for these arrangements.

In addition, D. Stephen Sorensen has posted collateral to backstop certain letters of credit securing Select Staffing’s payment obligations under workers’ compensation policies. There is no formal agreement between Mr. Sorensen and Select Staffing with respect to these arrangements. As of October 4, 2009, the total face amount of such letters of credit collateralized by D. Stephen Sorensen was $10.1 million.

The principal purpose of the foregoing arrangements is to permit Select Staffing to maintain availability under its revolving credit facility to fund its working capital needs and to reduce Select Staffing’s leverage for purposes of covenant compliance under its First Lien Credit and Guaranty Agreement and its Second Lien Credit and Guaranty Agreement.

Contractual Obligations and Commercial Commitments

The following represents Select Staffing’s contractual obligations and other commercial commitments as of December 28, 2008:

	Payment Due by Period
Contractual Obligations	Total	Less than one fiscal year	1 to 3 fiscal years	4 to 5 fiscal years	More than 5 fiscal years
Operating leases	$43,055	$11,556	$24,906	$6,124	$469
Workers’ compensation policy year 2009 (1)	20,173	20,173	—	—	—
Credit Agreement—1st	470,222	20,155	51,727	398,340	—
Credit Agreement—2nd	136,840	7,669	19,959	109,212	—
Credit Agreement—Revolver	52,867	1,918	50,949	—	—
Trishan Notes	37,861	4,212	8,424	6,828	18,397
Subordinated debt	22,721	10,466	9,091	2,906	258
Capital leases	3,939	1,149	2,790	—	—
Peoplesoft	7,408	2,157	5,251	—	—

Total Contractual Obligations	$795,086	$79,455	$173,097	$523,410	$19,124

1)	Workers’ compensation obligations reflect the minimum amount due for premiums and funded deductible installments only. Select Staffing self insures for workers’ compensation and pays claims as incurred.

Quantitative and Qualitative Analysis of Market Risk

Select Staffing is exposed to market risk in the normal course of its business operations due to its ongoing investing and financing activities. The risk of loss can be assessed from the perspective of adverse changes in fair values, cash flows and future earnings. Select Staffing has established policies and procedures governing its management of market risks and the use of financial instruments to manage exposure to such risks.

Select Staffing’s outstanding debt obligations are subject to interest rate risk. As of October 4, 2009, and December 28, 2008, Select Staffing had long-term borrowings of $509.7 million and $474.1 million, respectively, of which $493.1 million and $454.1 million, respectively, were issued at variable rates. Assuming no changes in the amount of long-term borrowings outstanding for the interim period ended October 4, 2009 and the fiscal year ended December 28, 2008, respectively, Select Staffing estimates that a hypothetical change of 100 basis points in LIBOR would impact interest expense for the interim period ended October 4, 2009 and the fiscal year ended December 28, 2008 by $5.1 million and $4.9 million, respectively, on an annualized pretax basis.

Select Staffing from time to time enters into zero-cost interest rate collars to hedge a portion of risk related to interest rate variability. As of October 4, 2009, it had zero-cost collars on $79 million of its first lien debt. This instrument consists of a contribution of a purchased cap option with a three month LIBOR cap rate of 5.5% and a floor of 2.6% and has an end date of July 12, 2010. These derivatives are recognized at fair value as either assets or liabilities on the consolidated balance sheet. All changes in fair value are recorded in interest expense. The combined fair values of Select Staffing’s derivative instruments are recorded as liabilities of $3.7 million and $2.9 million at October 4, 2009 and December 28, 2008, respectively.

Select Staffing maintains its cash and cash equivalents at financial institutions with high credit quality and does not hold or issue financial instruments for speculative purposes. However, at various times throughout the year such cash balances are in excess of federally insured limits.

Select Staffing performs ongoing credit evaluations of its customers’ financial condition and generally does not require collateral. Concentrations of credit risk are limited due to the large number of customers comprising

Select Staffing’s customer base and their dispersion across different business and geographic areas. Accounts receivable are carried at the amount estimated to be collectible. Select Staffing maintains an allowance for potential losses based upon management’s analysis of historical write-off levels, current economic trends, routine assessment of its customers’ financial strength and any other known factors impacting collectibility. Recoveries are recognized in the period they are received. The ultimate amount of accounts receivable that become uncollectible could differ from those estimated; however, such losses have generally been within management’s expectations.

Select Staffing’s days sales outstanding (DSO) is measured by dividing its ending net accounts receivable balance by total sales multiplied by the number of days in the fiscal year. DSO at October 4, 2009 increased to 48.1 days from 39.2 days at December 28, 2008. This increase in DSO was a result of the general state of the economy and the increase in the time it takes to collect past due balances.

Select Staffing does not believe that it has a material exposure to fluctuations in foreign currencies.

Seasonality

Select Staffing’s business tends to be seasonal, with sales for the first fiscal quarter typically lower than other fiscal quarters. This decrease results from customer closures for the holiday season. These closures and post-holiday season declines in business activity negatively impact orders received from customers, particularly in the light industrial sector. Demand for staffing services historically tends to grow during the second and third fiscal quarters and has historically been greatest during the fourth fiscal quarter due largely to customers’ planning and business cycles. The recent economic downturn in 2008 and 2009 has negatively impacted this expected historical growth, reducing demand for temporary employees and adversely affecting Select Staffing’s sales. Select Staffing anticipates that it may continue to experience weaker demand for temporary employees during 2010. Select Staffing may also experience more competitive pricing pressure during periods of economic downturn.

Select Staffing’s fiscal year ends on the last Sunday in December and consists of either 52 or 53 weeks. For interim reporting purposes, the first three fiscal quarters are comprised of 12 weeks each while the fourth fiscal quarter consists of 16 weeks.

The following is an analysis of certain Select Staffing quarterly results of operations and other data for the 2009, 2008 and 2007 fiscal years (in thousands, except per share data):

	2009
	First Quarter ended March 22 (1)	Second Quarter ended June 14	Third Quarter ended September 6	Fourth Quarter through October 4 (2)
Revenues	$278,168	$327,519	$353,113	$129,135
Gross profit	48,500	57,340	59,052	20,756
Net income (loss)	(3,755)	9,494	10,774	(23,905)
Earnings (loss) per share, basic and diluted	(3.56)	8.99	(10.20)	(22.64)
Number of shares	1,056,056	1,056,056	1,056,056	1,056,056

	2008
	First Quarter ended March 23 (3)	Second Quarter ended June 15	Third Quarter ended September 7	Fourth Quarter ended December 28
Revenues	$317,113	$342,514	$337,718	$448,145
Gross profit	51,320	65,031	64,614	86,902
Net income (loss)	3,714	3,210	4,668	(27,679)
Earnings (loss) per share, basic and diluted	3.52	3.04	4.42	(26.21)
Number of shares	1,056,056	1,056,056	1,056,056	1,056,056

	2007
	First Quarter ended March 25	Second Quarter ended June 17 (4)	Third Quarter ended September 9	Fourth Quarter ended December 30 (5)
Revenues	$243,543	$253,416	$303,322	$465,303
Gross profit	38,248	53,035	59,785	87,650
Net income (loss)	(11,309)	(1,141)	(14,804)	9,328
Earnings (loss) per share, basic and diluted	(10.71)	(1.08)	(14.02)	8.84
Number of shares	1,056,056	1,056,056	1,056,056	1,056,056

(1)	Acquisition of Westaff, Inc. in March 2009.
(2)	This reflects only the first four weeks of Select Staffing’s fourth quarter.
(3)	Acquisition of Resolve Staffing, Inc. in February 2008.
(4)	Acquisition of Ablest, Inc. in June 2007.
(5)	Acquisition of Tandem Staffing Solutions, Inc. in October 2007.

Critical Accounting Policies and Estimates

The discussion and analysis of Select Staffing’s financial condition, results of operations, and cash flows are based upon its consolidated financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States. The preparation of these financial statements requires Select Staffing to make estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosure of contingent assets and liabilities. On an ongoing basis, Select Staffing evaluates its estimates, including those related to workers’ compensation liability, accounts receivable, long-lived assets, revenue recognition, advertising and promotional costs, self-insurance, post-retirement benefits, deferred tax assets, and goodwill. Select Staffing bases its estimates on historical experience and on various other assumptions that it believes to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. As noted below, in some cases, Select Staffing’s estimates are also based in part on the assistance of independent advisors. Actual results may differ from these estimates under different assumptions or conditions.

Select Staffing’s management has addressed and reviewed its critical accounting policies and considers them appropriate. Select Staffing believes the following critical policies utilize significant judgments and estimates used in the preparation of its consolidated financial statements:

Revenue Recognition. Select Staffing generates revenue from the sale of temporary staffing and permanent placement services by its company-owned and licensed franchise operations and from royalties on sales of such services by its traditional franchise operations. Temporary staffing revenues and the related labor costs and payroll taxes are recorded in the period in which the services are performed. Permanent placement revenues are recognized when the direct-hire candidate begins full-time employment.

Select Staffing follows the guidance of Emerging Issues Task Force (“EITF”) 99-19, “Recording Revenue Gross as a Principal versus Net as an Agent,” in the presentation of revenues and direct costs of revenues. This guidance requires Select Staffing to assess whether it acts as a principal in the transaction or as an agent acting on behalf of others. Where Select Staffing is the principal in the transaction and has the risks and rewards of ownership, the transactions are recorded gross in the consolidated statements of operations.

Select Staffing utilizes two types of franchise agreements referred to as “traditional” and “licensed.” Under Select Staffing’s traditional franchise agreements, the franchisee has the direct contractual relationship with the clients, holds title to the related customer receivables and is the legal employer of the temporary employees. Accordingly, revenues and cost of revenues generated by the traditional franchise operations are not included in Select Staffing’s consolidated financial statements. Select Staffing earns and records continuing franchise fees, based upon the contractual percentage of franchise gross revenues, in the period in which the traditional franchisee provides the services.

Under Select Staffing’s licensed franchise agreements, revenues generated by the franchise operation and the related costs of revenues are included in Select Staffing’s consolidated financial statements. Select Staffing has the direct contractual relationship with the customer, holds title to the related customer receivables and is the legal employer of the temporary employees. Thus, certain risks associated with the licensed franchise operations remain with Select Staffing. The net distribution paid to the licensed franchise for the services rendered is based on a percentage of the gross profit generated by the licensed operation and is reflected as “Licensees’ share of gross profit” in the consolidated statements of operations. Select Staffing’s share of the licensees’ gross profit represents the continuing franchise fee as outlined in the licensed franchise agreement and is recorded when earned in connection with the related licensed franchise revenues. Licensed franchises’ sales represented 11.7%, 15.5% and 11.9% of Select Staffing’s total revenue for the fiscal years 2008, 2007 and 2006, respectively. Franchise licensees’ share of gross profit represents the net distribution paid to the licensees for their services in marketing to customers, recruiting temporary employees and servicing customer accounts.

Select Staffing believes that it is common practice in the staffing industry to not include franchise licensees’ share of gross profit as a part of cost of revenues and to instead account for such amounts as a part of selling and administrative expense. Select Staffing includes franchise licensees’ share of gross profit as a separate line item included in selling and administrative expenses because it represents a material portion thereof. Each of Westaff, Inc., which Select Staffing acquired in March 2009, and RemedyTemp, Inc., which Select Staffing acquired in June of 2006, were public companies with franchise components prior to their respective acquisitions and reported franchise licensees’ share of gross profit as a portion of selling and administrative expense as a separate line item. In addition, Select Staffing views franchise licensees’ share of gross profit as an expense in lieu of operating costs it would otherwise pay had the franchise licensed offices been company-owned offices.

Select Staffing also generates revenue from the sales of professional employment staffing and services. The contracts with clients create a co-employer relationship where the PEO becomes responsible for payment of salaries, wages, payroll taxes, unemployment, workers’ compensation, and at the client’s option, group health, welfare, and retirement benefits. The client generally retains responsibility for on site supervision, training, proper job certification and worksite safety.

Revenue is recorded in accordance with EITF 99-19 “Reporting Revenue Gross as a Principal versus Net as an Agent.” The PEO reports as revenue the total billed to clients as professional service fees, payroll tax, workers’ compensation, unemployment, and health and retirement plan fees, less employee wages.

Workers’ Compensation Reserves. Select Staffing self-insures the deductible amount related to domestic workers’ compensation claims, which was $500,000 per claim for policy years 2008, 2007 and 2006. In addition, Select Staffing is contractually required to collateralize its remaining obligations under each workers’ compensation insurance contract through the use of irrevocable letters of credit and loss fund deposits (funds placed into deposit with the insurance carrier). The level and type of collateral required for each policy year is determined by the insurance carrier at the inception of the policy year and may be modified periodically. As of fiscal year ended 2008, 2007 and 2006, Select Staffing had outstanding letters of credit of approximately $6.63 million, $6.50 million and $26.8 million, respectively. As of October 4, 2009, Select Staffing had outstanding letters of credit of $7.5 million and had contributed $17.4 million to the loss fund. In addition, Select Staffing is committed to making future payments to the loss fund of $3.0 million during 2009.

Select Staffing maintains reserves for workers’ compensation costs based upon actuarial methods and internal analysis utilized to estimate the remaining undiscounted liability for the deductible portion of all claims, including those incurred but not reported. This process includes establishing loss development factors based on Select Staffing’s historical claims experience and that of the staffing industry and applying those factors to current claims information to derive an estimate of Select Staffing’s ultimate claims liability. The calculated ultimate liability is computed for each policy year and is then reduced by the cumulative claims payments to determine the required reserves. Select Staffing evaluates the reserve and the underlying assumptions regularly throughout the year and makes adjustments accordingly. The estimated ultimate cost of a claim is determined by an independent actuary by applying actuarially determined loss development factors to current claims information. These development factors are determined based upon a detailed actuarial analysis of historical claims experience of both Select Staffing and the staffing industry. Select Staffing commissions annual reports and quarterly updates of the actuarial analysis from an independent actuary supporting the development factors utilized and revises those development factors, as necessary. Adjustments to the claims reserve are charged or credited to expense in the periods in which they occur. These reserves amounted to $56.1 million, $41.0 million and $44.1 million at fiscal year end 2008, 2007 and 2006, respectively. While Select Staffing’s management believes that Select Staffing is adequately reserved, there can be no assurances that future, unfavorable changes to estimates relied upon in the determination of these reserves (such as changes with respect to the severity and frequency of claims, actuarial estimates, and medical cost inflation) will not occur.

Collectibility of Accounts Receivable. Select Staffing provides an allowance for uncollectible accounts receivable based on an estimation of credit losses and billing adjustments at a level deemed appropriate to adequately provide for known and inherent risks related to such amounts. The allowances are based on reviews of Select Staffing’s history of losses, adjustments, current economic conditions and other factors that warrant consideration in estimating potential losses including known information specific to each customer. Select Staffing evaluates this allowance on a regular basis throughout the year and makes adjustments as the evaluation warrants. If the financial condition of Select Staffing customers were to deteriorate resulting in an impairment of their ability to make payments, additional allowances may be required. These allowances were $14.4 million at fiscal year end 2008 and $12.0 million at fiscal year end 2007. Select Staffing’s estimates are influenced by numerous factors including its large, diverse customer base, which is disbursed across a wide geographical area. No single customer accounted for more than 8.0% of accounts receivable for fiscal year 2008.

Goodwill and Other Intangible Assets. Statement of Financial Accounting Standards (“SFAS”) No. 142, “Goodwill and Other Intangible Assets” (“SFAS 142”) requires that goodwill and certain intangible assets with indefinite useful lives no longer be amortized but instead be subject to an impairment test performed on an annual basis or whenever events or circumstances indicate that impairment may have occurred. Intangible assets with finite useful lives continue to be amortized over their useful lives. The valuation methodologies considered include analyses of estimated future discounted cash flows at the reporting unit level, publicly traded companies multiples within the temporary staffing industry and historical control premiums paid by acquirers purchasing companies similar to Select Staffing.

For the interim period ended October 4, 2009, testing for goodwill impairment was performed at reporting units one level below the operating segment, so as to not mask any impairment that may exist in the reporting unit. Those levels include goodwill and long-lived assets associated with Select Staffing’s Staffing division, Specialty division and PEO division, which are Select Staffing’s three reporting units for purposes of goodwill impairment testing.

As shown in the first table below, the SFAS 142 Step 1 testing of the three reporting units indicated the fair value of the Staffing reporting unit exceeded the carrying value by 26% or $85 million and, as a result, passes Step 1. However, the carrying value of the Specialty reporting unit exceeded the fair value by 32% or $7.7 million and the carrying value of the PEO reporting unit exceeded the fair value by 36% or $2.4 million (both indicating impairment and requiring SFAS 142 Step 2 testing to determine the amount of the goodwill impairment).

As shown in the second table below, the Step 2 testing of the goodwill values of the three reporting units indicates that book value for the Staffing reporting unit is not impaired; however, goodwill is impaired at the Specialty and PEO reporting units. The resulting reduced fair values for the Specialty and PEO reporting units’ goodwill are $5.7 million and $11.2 million, respectively, as shown in the table below.

Step One Test—Summary

(amounts in thousands)

Reporting Unit	Fair Value of Reporting Unit	Book Value of Reporting Unit	Difference	Step 1 Pass / Fail (a)
Staffing	$416,000	$330,275	$85,725	Pass
Specialty	24,100	31,790	(7,690)	Fail
PEO	6,700	9,095	(2,395)	Fail

Total	$447,000	$371,160	$75,640

(a)	“Pass” means the reporting unit’s fair value is in excess of its carrying value and the second step of the impairment test is unnecessary. “Fail” means the fair value of the reporting unit is less than its carrying value, signifying the second step of the impairment test is necessary to measure the amount of impairment.

Step Two Test—Summary

(amounts in thousands)

Reporting Unit	Book Value of Goodwill	Implied Goodwill After Step 2	Impairment
Specialty	$10,015	$5,700	$4,315
PEO	16,007	11,200	4,807

Total	$27,022	$16,900	$9,122

As indicated by SFAS 144, an impairment loss shall be recognized only if the carrying amount of a long-lived asset is not recoverable, which occurs when the carrying amount exceeds the undiscounted cash flows expected to result from the use and eventual disposition of the asset. In the event of an indication that a long-lived asset is not recoverable, an impairment loss shall be measured as the amount by which the carrying amount exceeds the asset’s fair value.

Long-lived assets shall be tested for recoverability whenever events or changes in circumstances indicate that its carrying amount may not be recoverable, including adverse changes in the business climate as it relates to the long-lived asset. The PEO reporting unit has experienced significant adverse changes to its business such that certain acquired customer relationships may not be recoverable.

The application of the valuation principles and procedures to the data resulted in the following SFAS 144 recoverability test which indicated impairment of the PEO reporting unit’s customer relationships:

SFAS 144 Test—Summary

(amounts in thousands)

Reporting Unit/ Long-Lived Asset	Book Value of Asset	Estimated Fair Value	Implied Impairment
Staffing
N/A	N/A	N/A	N/A
Specialty
N/A	N/A	N/A	N/A
PEO
Customer Relationships	$6,025	$1,463	$4,562

Total			$4,562

There are inherent uncertainties related to the factors used in the valuation and impairment testing (including growth rates, margins, rates of return, inflation rates and availability of capital) and Select Staffing management’s judgment (including with respect to present value techniques) in applying them to the analysis of goodwill. The primary uncertainties include:

1. the growth of the economy both nationally and regionally within the geographies in which Select Staffing operates may be different than projected,

2. the growth of the temporary staffing industry as a whole may be slower than projected,

3. whether or not interest rates will rise or fall,

4. the cost of capital at the valuation date, and

5. the rate of inflation may be higher than projected.

Substantial changes in the rate and direction of these factors, and management’s judgment in applying them, would change the values derived in the impairment testing.

In accordance with the analysis above, Select Staffing recognized a $9.1 million impairment charge with respect to goodwill in the Specialty and PEO reporting units as of October 4, 2009, and recognized a $4.6 million impairment charge with respect to PEO customer relationships as of October 4, 2009.

Based on Select Staffing’s annual impairment tests, goodwill was not impaired at December 28, 2008, December 30, 2007 or December 31, 2006.

Select Staffing performed an impairment test in accordance with SFAS 144 for its indefinite lifed franchise right intangibles, which were determined not to be impaired at December 28, 2008, December 30, 2007, or December 31, 2006.

Income Tax Benefit. Effective January 1, 2008, RemedyTemp, Inc., a wholly owned subsidiary of Select Staffing, elected to be treated as an S-Corporation for federal and state income tax purposes. SFAS 109 requires that the deferred tax effects of a change in tax status be included in income from continuing operations at the date the change in tax status occurs. Accordingly, RemedyTemp’s net deferred tax liabilities at December 30, 2007 have been adjusted through the deferred tax benefit for the year ended December 28, 2008 as a result of its change in 2008 to a nontaxable enterprise.

The income tax benefit reflects an effective income tax rate of 13.5% for 2007, which differs from the federal statutory rate due primarily due to the deferred tax benefit related to purchased intangibles held in C-Corporations and due to the exclusion of federal income taxes relating to the S-Corporation.

Reserves for Legal and Regulatory Liabilities. There are various claims, lawsuits and pending actions against Select Staffing incident to its operations for which it has recorded liabilities that it believes are appropriate. Select Staffing evaluates this reserve regularly throughout the year and makes adjustments as needed. If the actual outcome of these matters is different than expected, an adjustment is charged or credited to legal expense in the period the outcome occurs or the period in which the estimate changes. Although Select Staffing’s management believes the recorded liabilities are adequate, there are inherent limitations in the estimation process which may cause future actual losses to exceed projected losses, which could materially adversely affect Select Staffing’s financial condition.

Recent Accounting Pronouncements

In December 2007, the FASB issued SFAS No. 141(R), “Business Combinations”, which retained the underlying concepts of SFAS No. 141 “Business Combinations” in that all business combinations are still required to be accounted for at fair value under the acquisition method of accounting but SFAS No. 141(R) changed the method of applying the acquisition method in a number of significant aspects. SFAS No. 141(R) will require that: (1) for all business combinations, the acquirer records all assets and liabilities of the acquired business, including goodwill, generally at their fair values; (2) certain contingent assets and liabilities acquired be recognized at their fair values on the acquisition date; (3) contingent consideration be recognized at its fair value on the acquisition date and, for certain arrangements, changes in fair value will be recognized in earnings until settled; (4) acquisition-related transaction and restructuring costs be expensed rather than treated as part of the cost of the acquisition and included in the amount recorded for assets acquired; (5) in step acquisitions, previous equity interests in an acquiree held prior to obtaining control be re-measured to their acquisition-date fair values, with any gain or loss recognized in earnings; and (6) when making adjustments to finalize initial accounting, companies revise any previously issued post-acquisition financial information in future financial statements to reflect any adjustments as if they had been recorded on the acquisition date. SFAS No. 141(R) is effective on a prospective basis for all business combinations for which the acquisition date is on or after the beginning of the first annual period subsequent to December 15, 2008, with the exception of the accounting for valuation allowances on deferred taxes and acquired tax contingencies. SFAS No. 141(R) amends SFAS No. 109 such that adjustments made to valuation allowances on deferred taxes and acquired tax contingencies associated with acquisitions that closed prior to the effective date of this statement should also apply the provisions of SFAS No. 141(R). This standard will be applied to all future business combinations.

In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements—an amendment of ARB NO. 51.” This statement establishes accounting and reporting standards for the non-controlling interest in a subsidiary and for the deconsolidation of a subsidiary. This statement is effective for financial statements issued for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2008. Select Staffing does not expect that the adoption of this pronouncement will have a significant impact on its consolidated financial statements.

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133.” This statement requires enhanced disclosures about an entity’s derivative and hedging activities by explaining how and why derivatives are used by the entity, how they are accounted for under SFAS 133, and how derivatives affect the entity’s various financial statements. This statement is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, with early adoption encouraged. Select Staffing is currently evaluating the impact that adoption of this statement may have on its consolidated financial statements.

In April 2008, the FASB issued FASB Staff Position (“FSP”) No. 142-3, “Determination of the Useful Life of Intangible Assets.” This FSP amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset under SFAS 142, “Goodwill and Other Intangible Assets.” This statement is effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim periods within those fiscal years. Early adoption is prohibited. Select Staffing is currently evaluating the impact that adoption of this statement may have on its consolidated financial statements.

In May 2009, the FASB issued SFAS No. 165, “Subsequent Events” which provides guidance to establish general standards of accounting for and disclosures of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. The standard also requires entities to disclose the date through which subsequent events were evaluated as well as the rationale for why that date was selected. The standard is effective for interim and annual periods ending after June 15, 2009, and accordingly, Select Staffing adopted this Standard during the period ended October 4, 2009 and it had no significant effect on its consolidated financial statements.

In June 2009, the FASB issued SFAS No. 167 “Amendment to FASB Interpretation No. 46(R)” amending the accounting and disclosure requirements for the consolidation of variable interest entities (“VIEs”). The elimination of the concept of a qualified special purpose entity removes the exception from applying the consolidation guidance within this accounting standard. Further, this accounting standard requires a company to perform a qualitative analysis when determining whether or not it must consolidate a VIE. It also requires a company to continuously reassess whether it must consolidate a VIE. Additionally, it requires enhanced disclosures about a company’s involvement with VIEs and any significant change in risk exposure due to that involvement, as well as how its involvement with VIEs impacts the company’s financial statements. Finally, a company will be required to disclose significant judgments and assumptions used to determine whether or not to consolidate a VIE. This accounting standard is effective for financial statements issued for fiscal years beginning after November 15, 2009. Select Staffing has not completed its assessment of the impact that this pronouncement will have on Select Staffing’s financial condition, results of operations or cash flows.

MANAGEMENT FOLLOWING THE MERGER

Following the Merger, assuming the election of the individuals nominated pursuant to the Director Election Proposal, our directors and executive officers will be as follows:

Name	Age	Position
D. Stephen Sorensen	49	Chairman of the Board and Chief Executive Officer
Paul J. Sorensen	37	President and Director
Jeff R. Mitchell	43	Vice President — Finance, Chief Financial Officer and Treasurer
Mark R. McComb	44	Senior Vice President — Operations
Melissa J. Schiffris	49	Executive Vice President
Stephen L. Bradford	51	Director
Gaurav V. Burman	37	Director
James N. Hauslein	50	Director
Dayton R. Judd	38	Director
George L. Pita	48	Director
Donald K. Rice	61	Director

D. Stephen Sorensen. Steve Sorensen has served as Chairman and Chief Executive Officer of Select Staffing since January 2007. Prior to taking over as Chairman and Chief Executive Officer, Mr. Sorensen served as President of Select Staffing from February 1996 to January 2007. During his time as President, Mr. Sorensen was the driving force behind the rapid growth and continued success of Select Staffing, growing the company’s revenues to over $1.4 billion for fiscal year 2008. Prior to his service as President, Mr. Sorensen served as both a Regional Manager from January 1988 to February 1996, and a Branch Manager from December 1986 to January 1988. Before joining Select Staffing, Mr. Sorensen held a variety of positions in the financial and banking sectors including, as a Tax Consultant for Arthur Andersen & Co., a Venture Capital Analyst for Golder Thoma Cressey Rauner, and a Junior Banker Loan Officer at the Mark Twain Bank. Mr. Sorensen received his M.B.A. in Finance from the University of Chicago and his B.S. in Accounting from Brigham Young University.

Paul J. Sorensen. Paul Sorensen has served as President of Select Staffing since January 2007. Prior to taking over as President, Mr. Sorensen served as a Regional Vice President of Select Staffing from August 2006 to January 2007, and a Regional Manager from January 2003 to August 2006. Mr. Sorensen joined Select Staffing in 2001 to spearhead the acquisition of San Diego Personnel, a temporary staffing company in Southern California. Under Mr. Sorensen’s leadership, Select Staffing’s San Diego region tripled its revenues in less than three years. Prior to joining Select Staffing, Mr. Sorensen worked as a management consultant for Computer Sciences Corporation and Booz, Allen and Hamilton in San Francisco and New York, respectively. He was also the Director of Business Development for Bridgespan, Inc. in Mountain View, CA. Mr. Sorensen received his M.B.A. from Harvard Business School and his B.S., Magna Cum Laude and with Honors, in Accounting and French Literature from Brigham Young University. Paul Sorensen is the brother of Steve Sorensen.

Jeff R. Mitchell. Jeff Mitchell has served as Chief Financial Officer of Select Staffing since September 2005. Prior to joining Select Staffing, Mr. Mitchell founded and served as Chief Executive Officer for Compensation Advisor from October 2004 to September 2005, Chief Executive Officer, Chief Financial Officer and Vice President of Risk Management of Wasatch Property Management from June 2003 to October 2004, and Director of Financial Services for Rio Tinto from December 1998 to June 2003. Mr. Mitchell has passed the Certified Public Accountant exam and has been a licensed insurance agent. Mr. Mitchell received his B.S. in Accounting from the University of Utah.

Mark R. McComb. Mark McComb has served as Chief Operating Officer of Select Staffing since January 2006. Prior to becoming Chief Operating Officer, Mr. McComb served in a variety of functions with Select Staffing, including, as a Regional Manager from February 1996 to December 2005, as a Branch Manager from June 1993 to February 1996, as an Account Representative from February 1992 to June 1993, and as a Personnel

Supervisor from March 1991 to February 1992. Mr. McComb received his B.S. from Brigham Young University with an emphasis in Business and Human Resources.

Melissa J. Schiffris. Melissa Schiffris has served as Executive Vice President of Select Staffing since January 2003 and as Chief Sales Officer since January 2006. Prior to assuming those positions, Ms. Schiffris served as Vice President of Sales from December 2000 to December 2007, and as a Regional Manager from September 1995 to December 2000. Ms. Schiffris joined Select Staffing in 1995 when The Office Professionals, a successful temporary staffing company in Upland, California founded by Ms. Schiffris was acquired by Select Staffing. Ms. Schiffris received her B.A. Degree in Psychology from Syracuse University.

Stephen L. Bradford. Stephen L. Bradford has been a partner at Musick, Peeler & Garrett LLP, a California law firm, since December 2007. Prior to joining Musick, Peeler & Garrett LLP, Mr. Bradford was a partner in the Los Angeles office of Carlsmith Ball LLP from 1994 until December 2007. Since 1986, Mr. Bradford has counseled public companies as well as closely-held and family-owned businesses. Mr. Bradford is a member of the Los Angeles Area Chamber of Commerce, the United States-Mexico Chamber of Commerce and the J. Reuben Clark Law Society. From December 2007 to November 2009, Mr. Bradford served as Chairman of the J. Reuben Clark Law Society’s Los Angeles Chapter. Mr. Bradford received his J.D. in 1986 from the University of Virginia School of Law and his B.S. in 1983 from Brigham Young University.

Gaurav V. Burman. Gaurav Burman has served as our President since our inception in September 2007. Mr. Burman is a founding partner and member of the board of directors of Elephant Capital plc (AIM: ECAP), an India-focused private equity fund that he founded in May 2007. From May 2005 to May 2007, Mr. Burman was a founding partner of Promethean Investments plc, a UK private equity fund. From April 1998 to March 2005, Mr. Burman worked in a variety of capacities for Dresdner Kleinwort Capital, a global private equity firm with over US$1.5 billion under management. Mr. Burman was initially based in London where he was a member of the European mezzanine team. In 1998 after Dresdner acquired Kleinwort Benson, Mr. Burman re-located to New York and reported directly to the head of Dresdner’s Global Private Equity Group. From January 1995 to April 1998, Mr. Burman served as a director in the business development group at Dabur India Ltd. (Mumbai: DABUR), a $3.0 billion market cap consumer goods business in India, which is majority owned and controlled by the Burman family. Mr. Burman is a member of the Young Presidents Organization (YPO) and is currently a member of the board of directors of a number of private companies in the UK and in India. Mr. Burman holds a BA with a dual degree in Economics and History from Tufts University and has remained involved with Tufts, where he is a member of the board of the international overseers.

James N. Hauslein. James Hauslein has served as our Chief Executive Officer since our inception in September 2007. Since May 2001, Mr. Hauslein has managed his personal private equity and other investments. Mr. Hauslein was involved in the acquisition of a controlling interest in Sunglass Hut International (previously NASDAQ: RAYS) in June 1987. In 1991, Mr. Hauslein led the buyout of Sunglass Hut International. Mr. Hauslein served as Chairman of Sunglass Hut International from 1991 to 2001 and served as Chief Executive Officer from May 1997 to January 1998 and January 2001 to April 2001. During Mr. Hauslein’s involvement with Sunglass Hut International, the company increased its revenue through organic growth and acquisitions from approximately $37 million in 1987 to approximately $680 million in fiscal 2000 prior to its sale to Luxottica Group SpA (Milan and NYSE: LUX). While at Sunglass Hut International, Mr. Hauslein presided over numerous add-on acquisitions in the United States and Australia as well as organic growth in North America, the Caribbean, and Europe and a joint venture in Singapore. At the time of Luxottica Group’s acquisition, Sunglass Hut International operated approximately 2,000 company-owned Sunglass Hut International, Watch Station, Watch World, and combination stores in the United States, Canada, the Caribbean, Europe, Asia, Australia, and New Zealand. In connection with the April 2001 sale of Sunglass Hut International, Mr. Hauslein entered into a noncompetition agreement that lasted until April 2006. From 1986 to 1991, Mr. Hauslein was a partner at private equity firm Kidd, Kamm & Company, where he was responsible for identifying, consummating, and overseeing a number of middle-market acquisitions. Mr. Hauslein is an independent director of GLG Partners, Inc. (NYSE: GLG) and was previously an independent director, from July 2006 to November 2007, of Freedom Acquisition

Holdings, Inc. (formerly AMEX: FRH), a $528 million general purpose blank check company that completed a business combination with GLG Partners, Inc. in a transaction valued at approximately $3.4 billion. Mr. Hauslein is also an independent director of Liberty Acquisition Holdings Corp. (NYSE Amex: LIA), a general purpose blank check company that raised approximately $1 billion in its December 2007 initial public offering. Mr. Hauslein is currently a director of Elephant Capital plc (AIM: ECAP), a listed private equity and investment management business focused on public and private investments in India. Mr. Hauslein received his M.B.A., with distinction, from Cornell University’s Johnson Graduate School of Management and his B.S. in chemical engineering from Cornell University.

Dayton R. Judd. Dayton R. Judd has worked as a Portfolio Manager for Q Investments, a large multi-strategy hedge fund located in Fort Worth, Texas, since 2007. Prior to 2007, Mr. Judd spent several years with McKinsey & Company, an international management consulting firm. Mr. Judd received his M.B.A. from Harvard Business School, where he was a Baker Scholar, and his Master of Accountancy and B.S. in Accounting from Brigham Young University. Mr. Judd is a Certified Public Accountant.

George L. Pita. George L. Pita has served as Executive Vice President and Chief Financial Officer of Stuart Weitzman Holdings, LLC, a distributor of fine women’s shoes and handbags in over 50 countries through better department stores, independent specialty shops and company-owned store locations, since June 2007. From April 2002 to June 2007, Mr. Pita served in several positions at Perry Ellis International (NASDAQ:PERY), one of the leading apparel companies in the United States, including as Executive Vice President and Chief Financial Officer from 2004—2007 and as Senior Vice President of Strategic Planning from 2002—2004. While at Perry Ellis, Mr. Pita was involved with a number of acquisitions, financings and public offerings as well as the company’s initial compliance with Section 404 of the Sarbanes Oxley Act. From 1989—2002, Mr. Pita served in a variety of financial and operating positions at Sunglass Hut International (formerly NASDAQ: RAYS), including as Chief Financial Officer. During this time, Mr. Pita played a key role in the growth of that company to approximately $680 million in revenue in fiscal 2001, with approximately 2000 company owned store locations. Mr. Pita was also heavily involved in acquisitions, financings, public reporting and public offerings conducted by Sunglass Hut International, as well as its ultimate sale to Luxottica Group. Prior to his service at Sunglass Hut International, Mr. Pita served as a Senior Audit Manager with Arthur Andersen, LLP in Miami, Florida. Mr. Pita received a B.B.A. from the University of Miami and has been a certified public accountant for over 25 years.

Donald K. Rice. Donald K. Rice has more than 20 years of experience as a principal investor in the private equity and mezzanine business. Since 2006, Mr. Rice has been a Partner at Capitol Point Partners. Prior to joining Capital Point Partners, Mr. Rice served as Managing Partner of RSTW Partners from 1992 to 2006. His prior history also encompasses senior lending, direct operating company management and investment banking. Mr. Rice has successfully invested in excess of $1 billion in over 70 companies (through the Rice Capital Partner entities and First Texas Merchant Banking Group) since his private equity and mezzanine career began in 1986. Mr. Rice has served on numerous private company boards and currently serves on two, he also has served on numerous public company boards, where he has held positions ranging from Chairman of the Board to Chairman or committee member of Audit, Compensation and Executive Committees. Mr. Rice received both his M.B.A. and his B.B.A. from the University of Texas-Austin.

Independence of Directors

As a result of our securities being listed on the NYSE Amex, we adhere to the rules of that exchange in determining whether a director is independent. In connection with the consummation of the Merger, we will apply to have our securities be listed on the New York Stock Exchange. As a result, our board of directors will consult with its counsel to ensure that the board’s determinations are consistent with those rules and all relevant securities and other laws and regulations regarding the independence of directors. The New York Stock Exchange requires that a majority of the board must be composed of “independent directors,” which is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship, which, in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Consistent with these considerations, our board of directors has affirmatively determined that, upon the consummation of the Merger, Stephen L. Bradford, Gaurav V. Burman, James N. Hauslein, Dayton R. Judd, George L. Pita, and Donald K. Rice will be our independent directors.

Audit Committee Information

Effective January 2008, we established an audit committee of our board of directors, which consists of Rohit M. Desai (Chairman), Robert A. Knox and Raj Mishra, each of whom is an independent director under the NYSE Amex listing standards. The audit committee met four times during 2008. Upon consummation of the Merger, the members of our audit committee will be Dayton R. Judd (Chairman), James N. Hauslein, George L. Pita, and Donald K. Rice, each of whom will be an independent director under the New York Stock Exchange listing standards. The audit committee’s duties, which are specified in our audit committee charter, include, but are not limited to:

•

reviewing and discussing with management and our independent auditor the annual audited financial statements, and recommending to the board whether the audited financial statements should be included in our Annual Report on Form 10-K;

•	discussing with management and our independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

•	discussing with management major risk assessment and risk management policies;

•	monitoring the independence of our independent auditor;

•	verifying the rotation of the lend (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

•	reviewing and approving all related-party transactions;

•	inquiring and discussing with management our compliance with applicable laws and regulations;

•	pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;

•	appointing or replacing our independent auditor;

•

determining the compensation and oversight of the work of our independent auditor (including resolution of disagreements between management and our independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work; and

•

establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies.

Financial Experts on Audit Committee

Our audit committee is composed exclusively of “independent directors” who are “financially literate” as defined under the NYSE Amex listing standards. The NYSE Amex listing standards define “financially literate” as being able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flows statement.

In addition, a listed company must certify to the NYSE Amex that the committee has at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication. Our board of directors has determined that Mr. Rohit M. Desai currently satisfies the requirement for financial sophistication and also qualifies as an “audit committee financial expert,” as defined under rules and regulations of the SEC. Our board also has determined that, following the Merger, Mr. Judd will satisfy the requirement for financial sophistication and also qualify as such an “audit committee financial expert.”

Independent Auditors’ Fees

The firm of Rothstein, Kass & Company, P.C., which we refer to as Rothstein Kass, acts as our independent registered public accounting firm. The following is a summary of fees paid or to be paid to Rothstein Kass for services rendered.

Audit Fees. We paid approximately $25,000 to Rothstein Kass in connection with our December 31, 2008 audit. The aggregate fees for professional services rendered by Rothstein Kass in 2008 for our quarterly reviews were approximately $29,500.

The aggregate fees for professional services rendered by Rothstein Kass in 2007 were approximately $27,500, all of which related to our initial public offering. We paid an additional $32,500 in fees in 2008 relating to our initial public offering.

Audit-Related Fees. Audit related fees are for assurance and related services including, among others, consultation concerning financial accounting and reporting standards. There were no aggregate fees billed for audit related services rendered by Rothstein Kass.

Tax Fees. We have not paid any fees to Rothstein Kass for tax compliance.

Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

Consistent with SEC policies regarding auditor independence, our board of directors has responsibility for appointing, setting compensation and overseeing the work of our independent auditor. In recognition of this responsibility, our board of directors has established a policy to pre-approve all audit and permissible non-audit services provided by the independent auditor.

Prior to engagement of the independent auditor for a particular year’s audit, our management will submit an aggregate of services expected to be rendered during that year for each of the following four categories of services to our board of directors for approval.

Audit services include audit work performed in the preparation of financial statements, as well as work that generally only the independent auditor can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

Audit-Related services are for assurance and related services that are traditionally performed by the independent auditor, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

Tax services include all services performed by the independent auditor’s tax personnel except those services specifically related to the audit of the financial statements, and includes services in the areas of tax compliance, tax planning, and tax advice.

Other services are those associated with services not captured in the other categories.

Prior to engagement, our board of directors pre-approves these services by category of service. The fees are budgeted and our board of directors requires our independent auditor and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage our independent auditor for additional services not contemplated in the original pre-approval. In those instances, our board of directors requires specific pre-approval before engaging the independent auditor.

Our board of directors may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to our board of directors at its next scheduled meeting.

Code of Conduct and Ethics

We have adopted a code of conduct and ethics applicable to our directors and officers in accordance with applicable federal securities laws and the rules of the NYSE Amex. A copy of our code of conduct and ethics is publicly available at the SEC’s website located at www.sec.gov. In addition, a copy of our code of conduct and ethics will be provided without charge upon request from us. Following consummation of the Merger, Select Staffing will make available a copy of its code of conduct and ethics on Select Staffing’s website located at www.selectstaffing.com.

Compensation Committee Information

Upon consummation of the Merger, our board of directors will establish a compensation committee with Stephen L. Bradford (Chairman), Dayton R. Judd and Donald K. Rice as its members, each of whom will be an independent director under the New York Stock Exchange listing standards. The purpose of the compensation committee will be to review and approve compensation paid to our officers and directors and to administer our incentive compensation plans, including the Incentive Plan and any other plans that may be adopted in the future, including authority to make and modify awards under such plans.

Compensation Committee Interlocks and Insider Participation

None of our directors currently serves on the compensation committee of any other company on which any other of our current officers or our director designees or any officer or director of Select Staffing is currently a member.

Nominating Committee Information

Effective January 2008, we established a nominating committee of our board of directors, which consists of Robert A. Knox (Chairman), Raj Mishra and Rohit M. Desai, each of whom is an independent director under the NYSE Amex listing standards. Under the nominating committee charter, the committee is responsible for overseeing the selection of persons to be nominated to serve on our board of directors. Upon consummation of the Merger, the members will be Stephen L. Bradford (Chairman), Gaurav V. Burman, James N. Hauslein and Dayton R. Judd, each of whom will be an independent director under the New York Stock Exchange listing standards.

Guidelines for Selecting Director Nominees

Our nominating committee is responsible for overseeing the selection of persons to be nominated to serve on our board of directors. The nominating committee considers persons identified by our stockholders, management, investment bankers and others. The guidelines for selecting nominees, which are specified in the nominating committee charter, generally provide that persons to be nominated:

•	should have demonstrated notable or significant achievements in business, education, or public service;

•

should possess the requisite intelligence, education, and experience to make a significant contribution to our board of directors and bring a range of skills, diverse perspectives, and backgrounds to its deliberations; and

•	should have the highest ethical standards, a strong sense of professionalism, and an intense dedication to serving the interests of our stockholders.

The nominating committee will consider a number of qualifications relating to management and leadership experience, background, integrity, and professionalism in evaluating a person’s candidacy for membership on our board of directors. The nominating committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time. The nominating committee does not distinguish among nominees recommended by stockholders and other persons.

Communication with the Board of Directors

After consummation of the Merger, stockholders and other interested parties may send written communications directly to our board of directors or to specified individual directors, including the chairman or any non-management directors, by sending such communications to our corporate headquarters. Such communications will be reviewed by our legal counsel and, depending on the content, will be:

•	forwarded to the addressees or distributed at the next scheduled board meeting;

•	if they relate to financial or accounting matters, forwarded to our audit committee or distributed at the next scheduled audit committee meeting;

•	if they relate to executive officer compensation matters, forwarded to our compensation committee or discussed at the next scheduled compensation committee meeting;

•	if they relate to the recommendation of the nomination of an individual, forwarded to our nominating committee or discussed at the next scheduled nominating committee meeting; or

•

if they relate to the operations of our company, forwarded to the appropriate officers of our company, and the response or other handling of such communications reported to our board of directors at the next scheduled board meeting.

Compensation of Officers and Directors Prior to the Merger

No compensation of any kind, including finders’ and consulting fees, has been or will be paid to any of our officers or their affiliates for services rendered through the closing of the Merger. However, our executive officers, directors and initial stockholders are reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. From our inception through September 30, 2009, an aggregate of approximately $415,000 has been reimbursed to them for such expenses. There is no limit on the amount of these out-of-pocket expenses and there will be no review of the reasonableness of the expenses by anyone other than our board of directors and audit committee, which includes persons who may seek reimbursement, or a court of competent jurisdiction if such reimbursement is challenged.

Atlas Compensation Discussion and Analysis Prior to the Merger

A compensation discussion and analysis is not included for our company prior to the Merger as members of our management team have not received any cash or other compensation for services rendered to us since our inception.

Select Staffing Compensation Discussion and Analysis

The following constitutes the Compensation Discussion and Analysis of Select Staffing’s executive compensation program prior to the Merger.

Named Executive Officers

Select Staffing’s Chief Executive Officer, Chief Financial Officer and three other most highly compensated executive officers who were serving as executive officers as of December 27, 2009 were:

•	D. Stephen Sorensen, Chairman and Chief Executive Officer;

•	Paul J. Sorensen, President;

•	Jeff R. Mitchell, Chief Financial Officer;

•	Melissa J. Schiffris, Executive Vice President and Chief Sales Officer; and

•	Mark R. McComb, Chief Operating Officer.

Throughout this section, these executive officers are referred to as the “named executive officers.”

Overview of Select Staffing’s Compensation Program as a Private Company

Prior to the closing of the Merger, Select Staffing has been a privately held company, operating under the direction of its Chief Executive Officer. Historically, Select Staffing generally has not used, and has not had the need to use, many of the more formal compensation practices and policies employed by publicly traded companies subject to the executive compensation disclosure rules of the SEC and Section 162(m) of the Code.

Objectives of Select Staffing’s Compensation Program.

Select Staffing’s historical executive compensation program has been designed to achieve the following primary objectives:

•	to provide a competitive compensation package to attract and retain talented individuals to manage and operate all aspects of its business; and

•	to reward the achievement of corporate and individual objectives that promote the growth and profitability of Select Staffing’s business.

To meet these objectives, Select Staffing’s executive compensation package has generally consisted of a mix of base salary, commissions and incentive programs, and equity-based awards.

Elements of Compensation of Executive Officers

The compensation received by Select Staffing named executive officers in 2009 consisted of the following elements:

Salary. Base salaries for Select Staffing’s executive officers are established based on the scope of their responsibilities, historical performance and individual experience. Base salaries are reviewed annually, and adjusted from time to time. In addition to their base salaries, each of Mr. Paul Sorensen, Ms. Schiffris and Mr. McComb are entitled to commission payments. Mr. Paul Sorensen is entitled to commissions calculated as two percent (2%) of the gross margin in excess of required thresholds of branch offices that he oversees. Ms. Schiffris is entitled to commissions calculated as the sum of (i) one percent (1%) of the gross margin in excess of required thresholds of branch offices that she oversees; (ii) a percentage (generally between 0.75% and 1.25%) of the gross margin in excess of required thresholds of all on-site clients; and (iii) a graduated schedule of payments resulting from account representatives hitting certain new hire goals. Mr. McComb is entitled to commissions calculated as the sum of (i) a percentage (generally between 1% and 3%) of the gross margin in excess of required thresholds of branch offices that he oversees; (ii) one percent of the gross margin in excess of a required threshold of all gross margin generated by organization’s recruiters; (iii) a graduated schedule of payments resulting from recruiters completing weekly reports; and (iv) a graduated schedule of payments resulting from branch managers completing weekly reports. He is guaranteed a minimum commission of $17,000 every four weeks. The amount of commissions paid to each of Mr. Paul Sorensen, Ms. Schiffris and Mr. McComb is included in the “Salary” column of the “Summary Compensation Table.”

Bonuses. Annual bonuses are awarded to Mr. Mitchell based upon the Chief Executive Officer’s determination of Mr. Mitchell’s performance. This determination has not been made for fiscal 2009.

Equity-Based Incentive Compensation. Select Staffing makes equity incentive awards pursuant to its 2006 Stock Incentive Plan to its named executive officers from time to time, in the form of restricted stock awards that vest over a period of four years, conditioned on continued employment with Select Staffing during the vesting period, and subject to accelerated vesting immediately prior to a merger or sale or similar transaction involving Select Staffing (including the consummation of the Merger). These awards are designed to provide the award recipients with an increased proprietary interest in pursuing the long-term growth, profitability and financial success of Select Staffing. Upon grant of the award, each of the named executive officers executed a promissory note in favor of Select Staffing, the original principal amount of which equals the fair market value of the restricted stock subject to the award. Each named executive officer also elects to be taxed under Section 83(b) of the Code at the time of grant. It is anticipated that immediately prior to the consummation of the Merger, the remaining balances subject to the promissory note will be forgiven in full. See “Certain Relationships and Related Party Transactions—Select Staffing Related Party Transactions—Notes in Respect of Restricted Stock.” On January 29, 2009, each of the named executive officers other than Mr. D. Stephen Sorensen was granted an annual restricted stock award in respect of fiscal 2008, as reflected in the “Grants of Plan-Based Awards” table. The number of shares subject to each award was determined by Mr. D. Stephen Sorensen. In addition, Mr. Mitchell was granted a restricted stock award covering 4,000 shares in lieu of an annual cash bonus in respect of fiscal 2008.

Other Benefits. Each named executive officer is entitled to participate in all company-wide benefit plans available to employees generally, which currently include health, dental, life and short and long term disability insurance benefits. Select Staffing also makes available to its named executive officers certain benefits and perquisites that it believes are reasonable and consistent with its overall executive compensation program. These executive benefits and perquisites are intended to serve as part of a competitive total compensation program, and to enhance the executive’s ability to efficiently perform his or her responsibilities and minimize distractions.

Health Insurance Premium. The named executive officers are provided company-paid health insurance premiums.

Corporate Aircraft Use. The named executive officers may use Select Staffing’s corporate aircraft for personal travel if space is available. Mr. D. Stephen Sorensen reimburses Select Staffing for any personal use of the company aircraft based on the number of flight hours multiplied by an hourly rate that is based on the average cost of the airplane operating expenses, including maintenance, fuel and pilot salaries.

Housing Benefits. Each of Messrs. Paul Sorensen, Mitchell and McComb are a party to an Operating and Shared Equity Agreement with Select Staffing. See “Certain Relationships and Related Party Transactions — Select Staffing Related Party Transactions — Operating and Shared Equity Arrangements.” For fiscal year 2008, each of these named executive officers was paid a cash payment equal to the aggregate lease payments for such year and the taxes thereon. Mr. Mitchell’s employment and operating and shared equity agreements provide that he is entitled to 100% of the interest payment deduction associated with his residence. To the extent he is prohibited from taking the full deduction, Select Staffing has agreed to pay him for the difference in his personal income taxes had he been able to take the full deduction, as well as a gross-up reimbursement for the taxes on such payment.

The attributed costs of these personal benefits are included in the “All Other Compensation” column of the Summary Compensation Table below.

Summary Compensation Table

The Summary Compensation Table below shows, for the fiscal years ended December 28, 2008 and December 27, 2009, the compensation earned by Select Staffing’s named executive officers.

Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards ($) (1)	Non-Equity Incentive Plan Compensation		All Other Compensation ($)		Total ($)
D. Stephen Sorensen	2009	557,500		15,000	—	—		307,012	(2)	879,512
Chairman and Chief Executive Officer	2008	555,000		—	—	—		1,203,483	(3)	1,758,483

Jeff R. Mitchell	2009	296,455		—	—	—		71,077	(4)	367,531
Chief Financial Officer(19)	2008	292,822		—	—	1,929		83,199	(5)	377,950

Paul J. Sorensen	2009	370,811	(6)	200	—	—		91,950	(7)	462,961
President	2008	355,434	(8)	—	—	—		114,098	(9)	469,532

Melissa J. Schiffris	2009	425,302	(10)	400	—	—		21,063	(11)	446,765
Chief Sales Officer	2008	647,960	(12)	—	—	—		55,185	(13)	703,145

Mark R. McComb	2009	289,000	(14)	—	—	—		64,777	(15)	353,777
Chief Operating Officer	2008	532,859	(16)	—	—	62,250	(17)	50,806	(18)	645,915

(1)	Select Staffing did not recognize any compensation expense in respect of any stock awards in the year shown pursuant to SFAS No. 123(R).
(2)	This amount includes (i) $208,689 for reimbursement of taxes and (ii) $98,643 in the aggregate for personal benefits. Personal benefits include automobile usage ($82,674) and health insurance premiums paid by Select Staffing.
(3)	This amount includes (i) $1,150,000 for reimbursement of taxes and (ii) $53,483 in the aggregate for personal benefits. Personal benefits include automobile usage ($37,392) and health insurance premiums paid by Select Staffing.
(4)	This amount includes (i) $11,280 for reimbursement of rental payments paid by the officer pursuant to the operating and shared equity agreements described under the section entitled “Certain Relationships and Related Party Transactions-Select Staffing Related Party Transactions” and $6,534 for reimbursement of the taxes thereon, (ii) $19,752 for reimbursement of the lost interest deduction for 2008 owed to the officer pursuant to his employment and operating and shared equity agreements and $11,442 for reimbursement of the taxes thereon, (iii) $3,369 of deferred compensation plan matching contributions, and (iv) $18,700 in the aggregate for personal benefits. Personal benefits include executive medical reimbursements and health insurance premiums paid by Select Staffing.
(5)	This amount includes (i) $11,280 for reimbursement of rental payments paid by the officer pursuant to the operating and shared equity agreements described under the section entitled “Certain Relationships and Related Party Transactions — Select Staffing Related Party Transactions” and $9,707 for reimbursement of the taxes thereon, (ii) $19,752 for the reimbursement of the lost interest deduction for 2007 owed to the officer pursuant to his employment and operating and shared equity agreements and $17,630 for reimbursement of taxes thereon, (iii) $7,061 of deferred compensation plan matching contributions, and (iv) $17,869 in the aggregate for personal benefits. Personal benefits include automobile usage, executive medical reimbursements, and health insurance premiums paid by Select Staffing.
(6)	This amount includes $170,819 for commissions paid in 2009, but does not reflect commission amounts payable for December 2009 which have not been determined.
(7)

This amount includes (i) $24,000 for reimbursement of rental payments paid by the officer pursuant to the operating and shared equity agreements described under the section entitled “Certain Relationships and

Related Party Transactions-Select Staffing Related Party Transactions” and $13,903 for reimbursement of the taxes thereon, (ii) $2,908 of deferred compensation plan matching contributions, and (iii) $51,139 in the aggregate for personal benefits. Personal benefits include aircraft usage, automobile usage, domestic assistance and health insurance premiums paid by Select Staffing.

(8)	This amount includes $155,440 for commissions.
(9)	This amount includes (i) $24,000 for reimbursement of rental payments paid by the officer pursuant to the operating and shared equity agreements described under the section entitled “Certain Relationships and Related Party Transactions — Select Staffing Related Party Transactions” and $13,042 for reimbursement of the taxes thereon (ii) $7,316 of deferred compensation plan matching contributions, and (iii) $69,740 in the aggregate for personal benefits. Personal benefits include automobile usage, aircraft usage ($27,040), domestic assistance and health insurance premiums paid by Select Staffing. The incremental cost of the aircraft usage is based on the average cost of the airplane operating expenses including maintenance, fuel and pilot salaries.
(10)	This amount includes $295,301 for commissions paid in 2009, but does not reflect commission amounts payable for December 2009 which have not been determined.
(11)	This amount includes (i) $3,810 of deferred compensation plan matching contributions and (ii) $17,253 in the aggregate for personal benefits. Personal benefits include automobile usage and health insurance premiums paid by Select Staffing.
(12)	This amount includes $517,807 for commissions.
(13)	This amount includes (i) $15,432 deferred compensation plan matching contributions and (ii) $23,128 aggregate personal benefits. Personal benefits include automobile usage, executive medical reimbursements, and health insurance premiums paid by Select Staffing.
(14)	This amount includes $204,000 for commissions paid in 2009, but does not reflect commission amounts payable for December 2009 which have not been determined.
(15)	This amount includes (i) $14,400 for reimbursement of rental payments paid by the officer pursuant to the operating and shared equity agreements described under the section entitled “Certain Relationships and Related Party Transactions-Select Staffing Related Party Transactions” and $8,342 for reimbursement of the taxes thereon, (ii) $2,807 of deferred compensation plan matching contributions, and (iii) $39,228 in the aggregate for personal benefits. Personal benefits include automobile usage, domestic assistance, executive medical reimbursements and health insurance premiums paid by Select Staffing.
(16)	This amount includes $447,859 for commissions.
(17)	Represents an earned, but unpaid, amount for fiscal year 2008.
(18)	This amount includes (i) $14,400 for reimbursement of rental payments paid by the officer pursuant to the operating and shared equity agreements described under the section entitled “Certain Relationships and Related Party Transactions — Select Staffing Related Party Transactions” and $7,826 for reimbursement of the taxes thereon (ii) $12,091 of deferred compensation plan matching contributions, and (iii) $16,489 in the aggregate for personal benefits. Personal benefits include automobile usage and health insurance premiums paid by Select Staffing.
(19)	Mr. Mitchell may be entitled to a discretionary bonus in respect of 2009, which bonus amount has not been determined.

Grants of Plan-Based Awards

The following table sets forth a summary of grants of plan-based awards to the named executive officers for the fiscal year ended December 27, 2009.

	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock Awards ($)(1)
Name		Threshold ($)	Target ($)	Maximum ($)
D. Stephen Sorensen	—	—	—	—	—	—
Jeff R. Mitchell	1/23/2009	—	—	—	4,000	194,720
Jeff R. Mitchell	1/29/2009	—	—	—	1,500	73,020
Paul J. Sorensen	1/29/2009	—	—	—	7,500	365,100
Melissa J. Schiffris	1/29/2009	—	—	—	1,500	73,020
Mark R. McComb	1/29/2009	—	—	—	1,500	73,020

(1)	The amounts in this column have not been reduced to reflect the $100 per share of common stock paid by each officer by delivery of his or her promissory note.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth certain information with respect to outstanding equity awards at December 27, 2009 for each of the named executive officers.

	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($) (1)
D. Stephen Sorensen	—		—

Jeff R. Mitchell	73	(3)	6,782
	125	(4)	11,613
	506	(5)	47,007
	1,227	(6)	113,988
	4,000	(7)	371,600
	1,500	(8)	139,350

Paul J. Sorensen	417	(2)	38,739
	35	(3)	3,252
	1,000	(4)	92,900
	5,344	(5)	496,458
	7,500	(8)	696,750

Melissa J. Schiffris	10	(2)	929
	35	(3)	3,252
	125	(4)	11,613
	506	(5)	47,007
	1,500	(8)	139,350

Mark R. McComb	5	(2)	465
	35	(3)	3,252
	125	(4)	11,613
	697	(5)	64,751
	1,500	(8)	139,350

(1)	Based on an estimated market value of $92.90 per share as of December 27, 2009. The amounts in this column have not been reduced to reflect the $100 per share of common stock paid by each officer by delivery of his or her promissory note.

(2)	This award was granted on January 27, 2006, and vested as to 25% of the award on January 27, 2007, and vests as to the remaining 75% of the award in equal monthly installments until January 27, 2010, subject to accelerated vesting upon consummation of the Merger.
(3)	This award was granted on July 10, 2006, and vested as to 25% of the award on July 10, 2007, and vests as to the remaining 75% of the award in equal monthly installments until July 10, 2010, subject to accelerated vesting upon consummation of the Merger.
(4)	This award was granted on December 29, 2006, and vested as to 25% of the award on December 29, 2007, and vests as to the remaining 75% of the award in equal monthly installments until December 29, 2010, subject to accelerated vesting upon consummation of the Merger.
(5)	This award was granted on November 5, 2007, and vested as to 25% of the award on November 5, 2008, and vests as to the remaining 75% of the award in equal monthly installments until November 5, 2011, subject to accelerated vesting upon consummation of the Merger.
(6)	This award was granted on June 30, 2008, and vested as to 25% of the award on June 30, 2009, and vests as to the remaining 75% of the award in equal monthly installments until June 30, 2012, subject to accelerated vesting upon consummation of the Merger.
(7)	This award was granted on January 23, 2009, and vests as to 25% of the award on January 23, 2010, and vests as to the remaining 75% of the award in equal monthly installments until January 23, 2013, subject to accelerated vesting upon consummation of the Merger.
(8)	This award was granted on January 29, 2009, and vests as to 25% of the award on January 29, 2010, and vests as to the remaining 75% of the award in equal monthly installments until January 29, 2013, subject to accelerated vesting upon consummation of the Merger.

Equity Awards Vested

The following table sets forth certain information regarding equity awards held by the named executive officers which vested during the fiscal year ended December 27, 2009.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($) (1)
D. Stephen Sorensen	—	—
Jeff R. Mitchell	1,062	—
Paul J. Sorensen	7,851	—
Melissa J. Schiffris	452	—
Mark R. McComb	489	—

(1)	Based on the difference between an estimated per share market value as of the applicable vesting dates (which in each case was less than $100 per share) and $100 per share of common stock paid by each officer by delivery of his or her promissory note.

Nonqualified Deferred Compensation

The following table sets forth for fiscal year 2009 the contributions, earnings, withdrawals and balances under Select Staffing’s Deferred Compensation Plan.

Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)
D. Stephen Sorensen	—	—	—	—	—
Jeff R. Mitchell	61,412	3,369	43,235	—	214,730
Paul J. Sorensen	36,781	2,908	45,475	—	243,212
Melissa J. Schiffris	17,173	3,810	65,324	—	535,269
Mark R. McComb	11,944	2,807	2,847	108,700	17,214

Pursuant to the Deferred Compensation Plan, referred to as the DCP, certain highly compensated employees can elect to defer up to 100% of their salary and annual and periodic bonuses instead of receiving these amounts as payments taxable in the year of receipt. Select Staffing matches $0.25 ($0.50 for participants with more than 3 years of service) for each $1.00 deferred, up to a maximum of 4% of a participant’s compensation for the plan year. The matching contributions vest over a period of five years. The company match was suspended in July 2009.

Under the DCP, participants may designate select investment options approved by the committee administering the DCP in which the deferred compensation payments are deemed to be invested. The unfunded, non-qualified plan structure of the DCP is required in order to preserve the beneficial tax deferral treatment for the participants. Amounts in a participant’s deferral account represent unsecured claims against Select Staffing’s assets. Deferred amounts together with any credited investment returns are paid out to participants in accordance with their advance written election either in a lump sum or in installments commencing at a specified date during the participant’s employment or upon termination of employment.

Potential Payments upon Termination of Change in Control

None of the named executive officers is a party to any employment, severance or change in control agreement that provides for any payments upon termination of employment or change in control of Select Staffing.

The 2006 Stock Incentive Plan provides that, upon the occurrence of a change in control, all outstanding equity awards will become immediately vested unless such awards are either assumed or an equitable substitution is made therefore. Upon consummation of the Merger, the vesting of all awards granted under the 2006 Stock Incentive Plan will be accelerated. The market value, as of December 28, 2008, of the awards held by the named executive officers to be accelerated are set forth under the table “Outstanding Equity Awards at Fiscal Year End.”

Director Compensation

Directors of Select Staffing and members of committees of the board received no compensation for serving in such positions for the fiscal year 2008.

Our Executive and Director Compensation Program Following the Merger

Executive Compensation Discussion & Analysis

Upon consummation of the Merger, we will seek to provide total compensation packages that are competitive in terms of potential value to our executives, and that are tailored to our unique characteristics and needs within the temporary staffing services industry in order to create an executive compensation program that will adequately reward our executives for their roles in creating value for our stockholders. We intend to be competitive with other similarly situated companies in the temporary staffing services industry following completion of the Merger.

Except with respect to the anticipated employment agreements described below for D. Stephen Sorensen and Paul Sorensen, the compensation decisions regarding our executives have not been made and we do not currently contemplate any material increase in the overall compensation of our executive officers following the Merger. It is expected, however, that decisions regarding compensation will be based on our need to attract and retain individuals with the skills necessary for us to achieve our business plan, to reward those individuals fairly over time, and to retain those individuals who continue to perform at or above our expectations.

It is anticipated that our executive compensation program after the Merger will have the same three primary components as Select Staffing’s executive compensation program prior to the Merger — salary (including commissions), cash bonuses and stock-based awards. We will view the three components of executive compensation as related but distinct. We anticipate determining the appropriate level for each compensation component based in part, but not exclusively, on our view of internal equity and consistency, individual performance, experience of the individual executive and other information deemed relevant and timely. Since our compensation committee will not be formed until consummation of the Merger, we have not adopted any formal or informal policies or guidelines for allocating compensation between long-term and currently paid out compensation, between cash and non-cash compensation, or among different forms of compensation.

In addition to the guidance provided by our compensation committee, we may utilize the services of third parties from time to time in connection with the hiring and compensation awarded to executive employees. This could include the retention of compensation consultants and subscriptions to executive compensation surveys and other databases.

Our compensation committee will be charged with performing an annual review of our executive officers’ cash and equity compensation to determine whether they provide appropriate incentives and motivation to our executive officers and whether they adequately compensate our executive officers relative to comparable officers in other companies. As part of this process, we expect that our compensation committee will determine the appropriate allocation of compensation between cash and equity compensation, severance compensation, and other benefits.

Anticipated Employment Agreements

Following the Merger, Select Staffing expects to enter into employment agreements with D. Stephen Sorensen and Paul Sorensen that will govern the terms and conditions of these executives’ employment. Below is a summary of the terms of the anticipated employment agreements. However, these employment agreements will not be entered into unless approved by our compensation committee after the Merger. Therefore, there can be no assurance what the final terms of the employment agreements will be.

The employment agreements will provide that D. Stephen Sorensen will serve as the Chairman and Chief Executive Officer and Paul Sorensen will serve as the President of Select Staffing. It is expected that the term of the employment agreements will be for three years from the date of the Merger, subject to automatic annual renewals.

It is expected that the employment agreement for D. Stephen Sorensen will provide (i) a 2010 annual base salary of $625,000 and a 2010 guaranteed bonus of $2,375,000, payable quarterly, each pro rated for the portion of 2010 following the Merger, and (ii) that in each of calendar year 2011 and 2012, D. Stephen Sorensen will be eligible for an annual base salary of $1,000,000 and an annual target bonus equal to 200% of his base salary.

D. Stephen Sorensen’s salary was calculated based on current market salaries for public company chief executive officers as provided by an independent compensation consultant, and his 2010 bonus was calculated to reflect the loss of tax distributions to cover the tax liabilities associated with his income that he currently receives as the chief executive officer of a private company and compensation for his additional efforts in connection with effecting, if successful, the Merger. D. Stephen Sorensen’s potential 2011 and 2012 performance-based bonuses reflect the current market for public company chief executive officers. Both D. Stephen Sorensen’s salary and bonus remain subject to the approval of our compensation committee, which will consist solely of independent directors.

It is expected that the employment agreement for Paul Sorensen will provide (i) a 2010 annual base salary of $500,000 and a 2010 guaranteed bonus of $500,000, payable quarterly, each pro rated for the portion of 2010 following the Merger, and (ii) that in each of calendar year 2011 and 2012, Paul Sorensen will be eligible for an annual base salary of $550,000 and an annual target bonus equal to 100% of his base salary.

Paul Sorensen’s salary was calculated based on current market salaries for public company presidents as provided by an independent compensation consultant, and his 2010 bonus was calculated taking into account current market for public company presidents and compensation for his additional efforts in connection with effecting, if successful, the Merger. Paul Sorensen’s potential 2011 and 2012 performance-based bonuses reflect the current market for public company presidents. Both Paul Sorensen’s salary and bonus remain subject to the approval of our compensation committee, which will consist solely of independent directors.

Fringe Benefits and Reimbursement of Expenses

It is expected that each of D. Stephen Sorensen and Paul J. Sorensen will be entitled to

•

participate in any retirement plan, expense reimbursement plan, deferred compensation plan and any other benefit plan which Select Staffing may from time to time have in effect for all or most of its employees;

•

participate in health insurance benefit plans, disability income plans, accident and life insurance plans, on such terms as the board of directors shall determine in establishing such benefit programs; and

•	a monthly automobile allowance of $5,000 for D. Stephen Sorensen and $1,500 for Paul Sorensen.

Termination of Employment

It is expected that if the employment of either of D. Stephen Sorensen or Paul J. Sorensen is terminated by Select Staffing without cause or by such employee for good reason, such terminated employee will be entitled to receive a cash payment equal to two times the sum of his base salary and his annual bonus and all unvested equity awards held by such employee will immediately vest. If the employment of either of D. Stephen Sorensen or Paul J. Sorensen is terminated by reason of his death or disability, each terminated employee will be entitled to receive a cash payment equal to the sum of his base salary and his annual bonus.

In the event that any payment would be deemed to include an “excess parachute payment” under Section 280G of the Internal Revenue Code, such payments may be subject to reduction if such amount would be subject to excise taxes under Section 4999 of the Internal Revenue Code. If the amount payable, less such excise taxes, are in the aggregate at least 125% of the amounts payable without causing the loss of deduction under Section 280G of the Internal Revenue Code, the executive will be entitled to additional amounts to make him whole for such excise taxes. If the amounts payable, less such excise taxes payable, are in the aggregate less than 125% of the amount payable without causing the loss of deduction and the imposition of excise taxes under Sections 280G and 4999 of the Internal Revenue Code, the amount payable will be reduced to the extent necessary such that no deduction will be lost and no excise tax will be applicable under Sections 280G and 4999 of the Internal Revenue Code.

Other Benefits

All of our executive officers will be eligible to participate in non-contributory 401(k) plans, deferred compensation plan, premium-paid health, hospitalization, short and long term disability, dental, life and other insurance plans as we may have in effect from time to time. Our named executive officers will also be entitled to certain benefits and perquisites that we believe are reasonable and consistent with the overall executive compensation program such as personal use of company vehicles and corporate aircraft, as well as company-paid health insurance premiums. These executive benefits and perquisites are intended to serve as part of a competitive total compensation program, and to enhance the executive’s ability to efficiently perform his or her responsibilities and minimize distractions. Our executive officers will also be entitled to reimbursement for all business travel and other out-of-pocket expenses reasonably incurred in the performance of their services.

Director Compensation

Upon consummation of the Merger, we will seek to provide director compensation packages that are customary for boards of directors for similarly situated companies, as confirmed by a nationally recognized compensation consulting firm.

Initially, we intend to use a combination of cash and equity to attract and retain qualified candidates to serve on our board of directors. We will pay each independent director an annual retainer fee of $120,000, consisting of $80,000 in cash, payable quarterly in increments of $20,000, and $40,000 in shares of our restricted stock with one year cliff vesting, payable annually in advance, plus $5,000 per meeting attended in person, with meeting fees reduced by 50% if attendance is by teleconference.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information known to us regarding the beneficial ownership of our common stock as of January 15, 2010 (pre-Merger) and, immediately following consummation of the Merger (post-Merger), by:

•

each person known by us to be the beneficial owner of more than 5% of the outstanding shares of our common stock either on January 15, 2010 (pre-Merger) or of shares of our common stock outstanding after the consummation of the Merger (post-Merger);

•	each of our current officers and directors;

•	each person who will become an executive officer or director of our company upon consummation of the Merger; and

•	all executive officers and directors of our company as a group after consummation of the Merger.

Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Information in the left columns of the table below (pre-Merger) (1) is based on 25,000,000 shares of our common stock issued and outstanding as of January 15, 2010, and (2) does not reflect beneficial ownership of our outstanding warrants as these warrants are not exercisable until our consummation of a business combination.

Information in the middle columns of the table below (post-Merger) assumes the following:

•	the conversion of all of our outstanding warrants into an aggregate of 1,677,000 shares of our common stock;

•

24,723,000 shares of our common stock are issued to Select Staffing shareholders in connection with the Merger, and there is no adjustment based on the level of Select Staffing debt immediately prior to the Merger;

•	the forfeiture and cancellation of an aggregate of 1,000,000 shares of our common stock held by our founders;

•	stockholders holding 5,999,999 shares of our common stock properly demand conversion of their Public Shares into a pro rata portion of our trust account;

•	none of the potential 6,000,000 of earnout shares are issued pursuant to the Merger Agreement; and

•	the issuance of 7,800,000 shares of our Series A preferred stock (which are immediately convertible into common stock) to Select Staffing’s second lien lenders.

Information in the right columns of the table below (post-Merger assuming full earnout) reflects the same matters as the middle columns except that these columns assume that all of the potential 6,000,000 of earnout shares are issued pursuant to the Merger Agreement.

If less than 5,999,999 shares of our common stock are converted, the percentage of outstanding common stock following the Merger held by each holder listed in the table below would be lower than the percentage that is indicated. If Select Staffing’s Closing Date Net Debt (as defined in the Merger Agreement) is less than $528 million, the number of shares beneficially owned by D. Stephen Sorensen and other current Select Staffing shareholders, as well as their percentage of outstanding shares, would increase (and the percentage ownership of all of our existing stockholders would decrease).

	Atlas Pre-Merger		Atlas Post-Merger Assuming No Earnout		Atlas Post-Merger Assuming Full Earnout
Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership	Approximate Percentage of Outstanding Common Stock	Amount and Nature of Beneficial Ownership (2)	Approximate Percentage of Outstanding Common Stock	Amount and Nature of Beneficial Ownership	Approximate Percentage of Outstanding Common Stock
Officers and Directors:
D. Stephen Sorensen (3) (4)	—	—	22,928,110	43.9%	28,492,510	49.0%
Paul J. Sorensen (4)	—	—	887,556	1.7%	1,102,956	1.9%
Jeff R. Mitchell (4)	—	—	200,256	*	248,856	*
Melissa J. Schiffris (4)	—	—	76,641	*	95,291	*
Mark R. McComb (4)	—	—	81,586	*	101,386	*
Stephen L. Bradford (4)	—	—	—	*	—	*
Dayton R. Judd (4)	—	—	—	*	—	*
Donald K. Rice	—	—	—	*	—	*
George L. Pita	125,000	*	100,000	*	100,000	*
James N. Hauslein (5)	2,373,914	9.5%	2,123,485	4.1%	2,123,485	3.6%
Gaurav V. Burman (6)	515,353	2.1%	466,825	*	466,825	*
Rohit M. Desai (7)	25,000	*	20,000	*	20,000	*
Robert A. Knox	25,000	*	20,000	*	20,000	*
Raj Mishra	25,000	*	20,000	*	20,000	*
All officers and directors as a group	3,089,267	12.4%	26,924,459	51.6%	32,791,259	62.8%

5% Stockholders:
Integrated Core Strategies (US) LLC (8)	2,218,669	8.9%	2,218,669	4.3%	2,218,669	3.8%
Federated Investors, Inc. (9)	5,001,200	20.0%	5,001,200	9.6%	5,001,200	8.6%
Arrowgrass Capital Partners (US) LP (10)	1,445,100	5.8%	1,445,100	2.8%	1,445,100	2.5%

*	Less than 1%.
(1)	Except as other indicated, the business address of each of the beneficial owners is c/o Hauslein & Company, Inc., 11450 SE Dixie Highway, Suite 206, Hobe Sound, Florida 33455.
(2)	The amounts shown assume the Warrant Conversion Proposal is approved and the warrants held by Mr. Hauslein and Mr. Burman are converted into 224,354 and 54,542 shares of our common stock, respectively.
(3)	Represents 22,928,110 shares held by The Sorensen Trust, of which Mr. Sorensen and his wife are co-trustees. Excludes shares of Series A preferred stock that Mr. Sorensen may become obligated to purchase from second lien lenders as described under “Select Staffing Management’s Discussion and Analysis of Financial Condition and Results of Operations — Recent Developments,” which shares are convertible on a one-for-one basis into shares of our common stock. Mr. Sorensen will become our Chairman of the Board and Chief Executive Officer following the Merger.
(4)	The business address of this beneficial owner is c/o Koosharem Corporation, 3820 State Street, Santa Barbara, California 93105.
(5)	Includes 17,391 shares held by the Diane G. Hauslein Trust, the trustee of which is Mr. Hauslein. Diane G. Hauslein is Mr. Hauslein’s sister.
(6)	All such shares are held by Elephant North America Limited, a holding company beneficially owned by Mr. Burman.
(7)	All such shares are held by the Irrevocable Trust #1 for Descendants of Rohit Desai, the trustee of which is Mr. Desai’s wife.
(8)

Based on a Schedule 13G/A filed on November 3, 2008 with the SEC jointly by Integrated Core Strategies (US) LLC, Millennium Management LLC, and Israel A. Englander. All such shares are held by Integrated Core Strategies (US) LLC. Millennium Management LLC is the manager of Integrated Core Strategies (US) LLC, and Israel A. Englander is the managing member of Millennium Management LLC.   Integrated Core Strategies (US) LLC,

Millennium Management LLC, and Israel A. Englander each exercise shared voting and dispositive power over all such shares. The address of Integrated Core Strategies (US) LLC is 666 Fifth Avenue, New York, New York 10103.

(9)	Based on a Schedule 13G filed on February 11, 2008 with the SEC jointly by Federated Investors, Inc., Voting Shares Irrevocable Trust, John F. Donahue, Rhodora J. Donahue, and J. Christopher Donahue. All such shares are held by Federated Investors, Inc. Voting Shares Irrevocable Trust, John F. Donahue, Rhodora J. Donahue, and J. Christopher Donahue are the holders of all the outstanding voting stock of Federated Investors, Inc. Federated Investors, Inc. and Voting Shares Irrevocable Trust each exercise sole voting and dispositive power over all such shares. John F. Donahue, Rhodora J. Donahue, and J. Christopher Donahue each exercise shared voting and dispositive power over all such shares. The address of Federated Investors, Inc. is Federated Investors Tower, Pittsburg, Pennsylvania 15222.
(10)	Based on a Schedule 13G filed on November 12, 2009 with the SEC jointly by Arrowgrass Capital Partners (US) LP and Arrowgrass Capital Services (US) Inc. All such shares are held by Arrowgrass Capital Partners (US) LP. Arrowgrass Capital Services (US) Inc. is the general partner of Arrowgrass Capital Partners (US) LP. Arrowgrass Capital Partners (US) LP and Arrowgrass Capital Services (US) Inc. each exercise shared voting and dispositive power over all such shares. The address of Arrowgrass Capital Partners (US) LP is 245 Park Avenue, New York, New York 10167.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Atlas Related Party Transactions

In September 2007, we sold 3,408,907 shares of our common stock to the individuals set forth below for approximately $13,636 in cash, or $0.004 per share, and in January 2008, we sold 3,187,500 insider warrants to the individuals set forth below for $3,187,500 in cash, or $1.00 per warrant, as follows:

Name	Number of Shares (1)		Number of Warrants (2)		Relationship to Atlas
James N. Hauslein	2,730,001	(3)	2,900,000		Chairman of the Board, Chief Executive Officer, and Treasurer
Gaurav V. Burman	592,656	(4)	287,500	(5)	President, Secretary, and Director
Rohit M. Desai	28,750	(6)	—		Director
Robert A. Knox	28,750		—		Director
Raj Mishra	28,750		—		Director

(1)	In March 2008, James N. Hauslein, Gaurav V. Burman, Rohit M. Desai, Robert A. Knox, and Raj Mishra forfeited 356,087, 77,303, 3,750, 3,750, and 3,750 of such shares of our common stock, respectively, due to the expiration of our underwriters’ over-allotment option.
(2)	Messrs. Hauslein and Burman, using their own funds personally or through wholly owned entities, purchased the insider warrants from us. These purchases took place on a private placement basis simultaneously with the consummation of our initial public offering. The purchase price for the insider warrants was delivered to American Stock Transfer & Trust Company, who acted solely as escrow agent in connection with the private sale of insider warrants. American Stock Transfer & Trust Company deposited the purchase price into our trust account simultaneously with the consummation of our initial public offering. The insider warrants are identical to the warrants underlying the units sold in our initial public offering except that the insider warrants (i) may be exercised whether or not a registration statement relating to the common stock issuable upon exercise of the warrants is effective and current, and (ii) will not be redeemable by us so long as they are still held by the purchasers or their affiliates. The purchasers have agreed that the insider warrants will not be sold or transferred by them (except to employees of Promethean Investments LLP or to our directors or special advisors at the same cost per warrant originally paid by them and upon execution of an agreement to be bound by the 90-day lock-up) until 90 days after the consummation of our business combination. Certain holders of these insider warrants (or underlying shares) will be entitled to demand that we register these securities pursuant to a registration rights agreement. These holders may elect to exercise these registration rights with respect to such securities at any time after we consummate a business combination. In addition, these holders have certain “piggyback” registration rights with respect to registration statements filed subsequent to such date. We will bear the expenses incurred in connection with the filing of any such registration statements.
(3)	Includes 20,000 shares held by the Diane G. Hauslein Trust, the trustee of which is Mr. Hauslein. Diane G. Hauslein is Mr. Hauslein’s sister.
(4)	All such shares are held by Elephant North America Limited, a holding company beneficially owned by Mr. Burman.
(5)	All such insider warrants are held by Elephant North America Limited, a holding company beneficially owned by Mr. Burman.
(6)	All such shares are held by the Irrevocable Trust #1 for Descendants of Rohit Desai, the trustee of which is Mr. Desai’s wife. Mr. Desai disclaims beneficial ownership of all of such shares.

Certain of our founders will be entitled to make up to a total of two demands that we register their shares pursuant to a registration rights agreement. These founders may elect to exercise these registration rights at any time commencing three months prior to the date on which these shares of common stock are released from escrow. In addition, our founders have certain “piggyback” registration rights with respect to registration statements filed subsequent to the date on which these shares of common stock are released from escrow. We will bear the expenses incurred in connection with the filing of any such registration statements.

Hauslein & Company, an affiliate of James N. Hauslein, makes available to us certain administrative, technology, and secretarial services, as well as the use of certain limited office space, as we may require from time to time. We pay Hauslein & Company $10,000 per month for these services and the use of such space. This arrangement is solely for our benefit and is not intended to provide Mr. Hauslein compensation in lieu of a salary. We believe, based on rents and fees for similar services, that the fee charged by Hauslein & Company is at least as favorable as we could obtain from an unaffiliated person. However, as our directors may not be deemed “independent,” we did not have the benefit of disinterested directors approving this transaction.

In 2007, James N. Hauslein and Promethean Investments LLP advanced to us an aggregate of $75,000 to cover expenses related to our initial offering. The loans were payable, together with 5% interest per year, within 60 days of the consummation of our initial public offering. We repaid these loans along with accrued interest in January 2008 from the proceeds of our initial public offering not placed in trust.

We reimburse our officers and directors for any actual out-of-pocket business expenses incurred by them in connection with activities on our behalf such as identifying potential target businesses, performing due diligence on potential business combinations, and travel expenses, meals, and lodging incurred in visiting potential target businesses. There is no limit on the amount of actual out-of-pocket expenses that can be incurred.

Other than the $10,000 per month administrative fee and reimbursable out-of-pocket expenses payable to our officers and directors, no compensation or fees of any kind, including finders’ fees, consulting fees, or other similar compensation, will be paid to any of our existing stockholders, officers, directors, or special advisors, or to any of their respective affiliates, prior to, or with respect to the consummation of, the Merger or any other business combination (regardless of the type of transaction that it is).

Select Staffing Related Party Transactions

Butler America Service Agreement

Pursuant to a Service Agreement entered into on June 30, 2009, Butler America, LLC (“Butler”), a provider of temporary staffing services, engaged Select Staffing to provide Butler with services related to backoffice processing of temporary associate payrolls, invoicing of customers, approval and creditworthiness of customers, collection of and reporting on accounts receivable, financial reporting of branch operations, information technology, marketing, training and administration of the workers’ compensation safety programs. Butler is an entity wholly owned by Eastern Staffing, LLC (“Eastern”), an entity managed by D. Stephen Sorensen and owned by The Sorensen Trust, of which D. Stephen Sorensen and his wife are co-trustees. In consideration for the services provided under the Service Agreement, Butler pays to Select Staffing a fee equal to 3% of Butler’s gross revenue for the corresponding period in which such services are provided. From June 30, 2009 through October 4, 2009, Butler paid to Select Staffing an aggregate of approximately $1.0 million for services provided under the Service Agreement. The Service Agreement has a one year term, which automatically renews for successive one year terms unless either party provides prior written notice of its desire not to renew the agreement.

Shareholder Loans to Entities Owned by D. Stephen Sorensen

Pursuant to a promissory note, dated July 12, 2007, Par Alma Alliance, LLC, an entity wholly owned by The Sorensen Trust, is permitted to borrow up to $80.0 million from Select Staffing. The promissory note bears interest at a rate of 4.95% per annum and matures on July 12, 2016, subject to earlier maturity upon, among other events, a merger or consolidation involving Select Staffing where ownership of the voting capital stock of Select Staffing following such transaction changes by 50% or more. The promissory note is subject to advances, pay-downs, and re-advances pursuant to the terms thereof. As of October 4, 2009, the aggregate amount of principal outstanding on the promissory note was approximately $57.2 million, and since the beginning of Select Staffing’s 2008 fiscal year, the largest aggregate amount of principal outstanding on the promissory note at any time was $70.0 million. During Select Staffing’s 2008 fiscal year, Par Alma Alliance, LLC paid $33.5 million in net principal payments and $3.6 million in interest payments under the promissory note. Since the end of Select Staffing’s 2008 fiscal year through October 4, 2009, Par Alma Alliance, LLC made no net principal payments and $1.9 million in interest payments under the promissory note. Prior to the consummation of the Merger, Select Staffing intends to make an additional loan of up to $25.0 million under the promissory note depending on Select Staffing’s capacity to make such loan and satisfy the maximum $528.0 million closing date debt condition under the Merger Agreement. Following this additional loan, the entire balance of the loan, anticipated to be between $48.6 million and $73.6 million, will be forgiven by Select Staffing. In lieu of forgiving the entire balance of the loan to Par Alma Alliance, LLC, prior to the consummation of the Merger Select Staffing may donate a portion of such loan to a public charity and forgive the remaining amount.

Prior to consummation of the Merger, Select Staffing also intends to forgive related party receivables from other affiliates of Mr. Sorensen in an aggregate amount of approximately $6.6 million consisting of $4.8 million of trade receivables and $1.7 million of other receivables. In lieu of forgiving the entire balance of such loans, prior to the consummation of the Merger Select Staffing may donate a portion of such loans to a public charity and forgive the remaining amounts. The portion of such loans that are forgiven will be treated as compensation expense in the first quarter 2010 financial statements of our combined company.

Acquisition of East-West Staffing

In December 2008, Eastern, an entity managed by D. Stephen Sorensen and owned by The Sorensen Trust, entered into a Membership Interest Purchase Agreement to purchase East-West Staffing, LLC from Colin Dowds and Robert Brown. In consideration for Eastern’s acquisition of East-West Staffing, LLC, Eastern delivered to Messrs. Dowds and Brown $9.0 million in cash and a $5.0 million unsecured promissory note bearing interest at 8% per annum. Concurrent with Eastern’s acquisition of East-West Staffing, LLC, and as a condition thereto, Select Staffing, as lessee, and Messrs. Dowds and Brown, as lessors, entered into a three year $5.0 million capital lease for a nationwide automated time and attendance platform. Later in December 2008, Select Staffing purchased East-West Staffing, LLC from Eastern for $9.0 million in cash and assumed Eastern’s obligations under the $5.0 million promissory note. Mr. Sorensen has provided a limited guarantee of up to $5.0 million of Select Staffing’s obligations under the promissory note and the capital lease.

Operating and Shared Equity Agreements

Select Staffing has entered into Operating and Shared Equity Agreements with family trusts established by Jeff R. Mitchell, Paul J. Sorensen and Mark R. McComb. Each Operating and Shared Equity Agreement governs the equity interests in a limited liability company formed by Select Staffing and the officer for the purpose of holding certain real property used as residences by the officer and his immediate family. Each limited liability company is owned 20% by Select Staffing and 80% by the officer, with the economic interests of the parties to the Operating and Shared Equity Agreement changing from time to time based on periodic capital contributions made by the parties. Each party is required to make certain minimum capital contributions to the limited liability company in respect of improvements, debt payments and property taxes. Each Operating and Shared Equity Agreements also provides for lease payments from the officer to Select Staffing for the officer’s exclusive use and occupancy of his residence. As of October 4, 2009, Select Staffing’s and the officers’ aggregate investment in their respective limited liability companies were as follows: (a) Jeff R. Mitchell: $317,713; Select Staffing: $457,527; (b) Paul J. Sorensen: $872,961; Select Staffing: $401,398; and (c) Mark R. McComb: $576,236; Select Staffing: $1,061,492. Pursuant to the Operating and Shared Equity Agreements, each officer is entitled to purchase, in whole or in part, the economic interests of Select Staffing in his limited liability company based on Select Staffing’s capital contributions plus a 10% annual interest rate for the period from Select Staffing’s payment thereof through the officer’s purchase thereof.

Mr. Mitchell’s employment and operating and shared equity agreements provide that he is entitled to 100% of the interest payment deduction associated with his residence. To the extent he is prohibited from taking the full deduction, Select Staffing has agreed to pay him for the difference in his personal income taxes had he been able to take the full deduction, as well as a gross-up reimbursement for the taxes on such payment.

Prior to the consummation of the Merger, each officer will be given the option to either purchase Select Staffing’s interest in his limited liability company based on the current appraised values of his residence or amend the arrangement to comply with applicable Exchange Act and stock exchange listing requirements.

Commercial and Residential Leases

Select Staffing leases eleven commercial office locations from various entities owned by The Sorensen Trust, including Select Staffing’s corporate headquarters in Santa Barbara, California. The commercial lease agreements require monthly rental payments totaling approximately $190,000 (including common area maintenance fees) through periods ranging to 2012. In addition, Select Staffing leases three residential properties for use by Select Staffing employees or affiliates from various entities owned by The Sorensen Trust. The residential lease agreements require monthly rental payments totaling $46,900 through periods ranging to 2010. Since the beginning of fiscal year 2008, the only Select Staffing officer to utilize any of such residential properties is Jeff Mitchell. The lease in respect of the property occupied by Mr. Mitchell expires in September 2010, and the aggregate amount of rent payable on such lease through its remaining term is $180,000. Select Staffing also covers certain maintenance and upkeep expenses on a fourth residential property owned by The Sorensen Trust and located in Park City, Utah. Such expenses were $80,187 in fiscal year 2008, and $44,507 in the period ended October 4, 2009.

Aircraft Subleases

Pursuant to a Sublease Agreement entered into on May 19, 2008, Select Staffing subleases a Dassault Falcon 900B aircraft from Trishan Air, LLC, a company wholly owned by The Sorensen Trust. The sublease expires on April 25, 2015. Monthly sublease payments from Select Staffing to Trishan Air, LLC are $139,086. These monthly sublease payments are used to fund financing costs paid by Trishan Air, LLC to a leasing company. Pursuant to the sublease, Select Staffing is solely responsible for the aircraft, including its use, operation and control. The named executive officers may use the aircraft for personal travel if space is available. D. Stephen Sorensen reimburses Select Staffing for any personal use of the aircraft based on the number of flight hours multiplied by an hourly rate that is based on the average cost of the airplane operating expenses, including maintenance, fuel and pilot salaries.

Pursuant to an Aircraft Dry Lease Agreement, Select Staffing leases a Dassault-Breguet Model Mystere Falcon 900 aircraft from Kerry Acquisitions, LLC, a company indirectly wholly owned by The Sorensen Trust. The lease has a one-year term with automatic one-year renewals at the option of the lessor. Monthly lease payments from Select Staffing to Kerry Acquisitions, LLC are $136,408. Select Staffing is solely responsible for the aircraft, including its operation, maintenance, insurance, airworthiness, safety and security. The named executive officers may use the aircraft for personal travel if space is available. D. Stephen Sorensen reimburses Select Staffing for any personal use of the aircraft based on the number of flight hours multiplied by an hourly rate that is based on the average cost of the airplane operating expenses, including maintenance, fuel and pilot salaries.

Acquisition of Georgia Business from Global Employment Holdings and Temporary Placement Service

On March 9, 2009, Eastern entered into an Asset Purchase and Sale Agreement with Global Employment Holdings, Inc. and Temporary Placement Service, Inc. to purchase their employment services business based in the state of Georgia for $1.0 million in cash, a $250,000 unsecured, two-year promissory note bearing interest at 6% per annum personally guaranteed by D. Stephen Sorensen and a $700,000 unsecured promissory note payable in full on March 20, 2009 personally guaranteed by D. Stephen Sorensen. Eastern makes quarterly principal payments of $20,000 plus accrued but unpaid interest on the outstanding principal amount of the $250,000 promissory note. On March 20, 2009, concurrent with Eastern’s payment in full of the $700,000 promissory note, Select Staffing purchased the acquired business from Eastern for $1.7 million in cash and a $250,000 unsecured promissory note bearing interest at 6% per annum payable in full on June 15, 2015. As of October 4, 2009, the accrued balance of such promissory note was $258,000.

Notes in Respect of Restricted Stock

Each of Paul J. Sorensen, Kristen Sorensen (the sister of D. Stephen Sorensen), Jeff R. Mitchell, Melissa J. Schiffris and Mark R. McComb have from time to time received loans from Select Staffing to pay the fair market value of shares of restricted stock granted to such individual pursuant to Select Staffing’s 2006 Stock Incentive Plan. As of October 4, 2009, the aggregate principal amounts outstanding on the loans to Paul J. Sorensen, Kristen Sorensen, Jeff R. Mitchell, Melissa J. Schiffris and Mark R. McComb were $4,090,200, $362,300, $920,500, $355,700 and $370,500, respectively, which represent the largest aggregate amounts of principal outstanding on such promissory notes since the beginning of Select Staffing’s 2008 fiscal year. The promissory notes bear interest at 5.05% per annum. No principal and no interest payments have been made in respect of these loans. The promissory notes evidencing these loans will become payable in full upon consummation of the Merger. Prior to the consummation of the Merger, Select Staffing intends to forgive these loans. In lieu of forgiving the entire balance of such loans, prior to the consummation of the Merger Select Staffing may donate a portion of such loans to a public charity and forgive the remaining amounts. The portion of such loans that are forgiven will be treated as compensation expense in the first quarter 2010 financial statements of our combined company.

Shareholder Loans to Paul J. Sorensen

Paul J. Sorensen has from time to time received loans from Select Staffing. As of October 4, 2009, the aggregate principal amount outstanding on these loans was approximately $0.5 million, which represents the largest aggregate amount of principal outstanding on these loans since the beginning of Select Staffing’s 2008 fiscal year. These loans to Paul J. Sorensen did not bear interest and were repaid in full on December 9, 2009.

Workers’ Compensation Letters of Credit

In March 2009, certain immediate family members of D. Stephen Sorensen posted collateral to backstop certain letters of credit securing Select Staffing’s payment obligations under workers’ compensation policies. As of October 4, 2009, the total face amount of letters of credit subject to these arrangements was $20.0 million. In connection with these arrangements, Select Staffing has agreed to pay such related parties a fee equal to 10.0% per annum on $11.5 million face amount of these letters of credit and 8.0% per annum on $8.5 million face amount of these letters of credit, and has further agreed to reimburse such parties if the collateral securing the applicable letter of credit is used to reimburse the issuing bank in connection with a draw on such letter of credit. Select Staffing has also agreed to pay fees and expenses, and provide indemnities and certain other consideration, to such related parties for these arrangements. In addition, D. Stephen Sorensen has posted collateral to backstop certain additional letters of credit securing Select Staffing’s payment obligations under workers’ compensation policies. As of October 4, 2009, the total face amount of these additional letters of credit was $10.1 million. There is no agreement between Mr. Sorensen and Select Staffing regarding reimbursement or the payment of fees and expenses or other consideration to Mr. Sorensen with respect to these arrangements.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES TO ATLAS SECURITYHOLDERS

The following general discussion summarizes the material U.S. federal income tax consequences of the Merger and the conversion of our warrants into shares of our common stock pursuant to the Warrant Conversion Proposal that may be relevant to U.S. holders (as defined below). This discussion is based on current provisions of the Code, current and proposed Treasury Regulations promulgated thereunder, and administrative and judicial decisions as of the date hereof, all of which are subject to change, possibly on a retroactive basis. For purposes of this discussion, a U.S. holder is a beneficial owner of shares of common stock and/or warrants that is, for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the U.S.;

•	a corporation (or other entity taxed as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the U.S., any state thereof or the District of Columbia;

•	an estate whose income is includible in gross income for U.S. federal income tax purposes regardless of its source; or

•

a trust if (1) a court within the U.S. is able to exercise primary supervision over the administration of the trust and one or more “United States persons” (within the meaning of the Code) have the authority to control all substantial decisions of the trust, or (2) it has a valid election in effect under applicable Treasury Regulations to be treated as a “United States person.”

This summary does not purport to be a comprehensive description of all of the tax consequences that may be relevant to our stockholders with respect to the Merger and the conversion of warrants into shares. This discussion does not address all aspects of U.S. federal income taxation that may be relevant to any particular holder based on such holder’s individual circumstances. In particular, this discussion considers only holders that hold shares of stock and warrants as capital assets and does not address the potential application of the alternative minimum tax or the U.S. federal income tax consequences to holders that are subject to special treatment, including:

•	broker-dealers;

•	insurance companies;

•	taxpayers who have elected mark-to-market accounting;

•	tax-exempt organizations;

•	regulated investment companies;

•	real estate investment trusts;

•	financial institutions or “financial services entities;”

•	certain expatriates or former long-term residents of the United States; and

•	taxpayers whose functional currency is not the U.S. Dollar.

This discussion does not address any aspect of U.S. federal gift or estate tax, or state, local or non-U.S. tax laws. Additionally, the discussion does not consider the tax treatment of persons who hold stock or warrants through partnerships or other pass-through entities. If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of stock or warrants, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership.

This section is not a substitute for careful tax planning. U.S. holders of stock and warrants are urged to consult their own tax advisers regarding the specific federal, state, local, foreign and other tax consequences to them, in light of their own particular circumstances, of the Merger and the disposition of warrants and the effect of potential changes in applicable tax laws.

The Merger

A stockholder of our company that does not exercise its conversion right is not receiving any consideration or exchanging or otherwise disposing of any of its outstanding shares of our common stock in connection with the Merger and, therefore, is not expected to recognize gain or loss for U.S. federal income tax purposes as a result of the Merger. If a U.S. holder properly demands that we convert all its shares of our common stock into a pro rata portion of our trust account and, upon the consummation of the Merger, terminates its interest in our company in exchange for cash, such U.S. holder will be required to recognize gain or loss upon the exchange of the shares of our common stock for cash in an amount equal to the difference, if any, between the amount of cash received with respect to such shares and the holder’s adjusted tax basis in such shares.

Such gain or loss will be capital gain or loss and will be long-term capital gain or loss if at the effective time of the Merger the shares were held for more than one year. Long-term capital gains recognized by individual and certain other non-corporate U.S. holders are generally eligible for preferential rates of taxation. The deductibility of capital losses is subject to certain limitations.

The tax consequences to a U.S. holder that properly demands that we convert less than all of its shares of our common stock may be different, and such a holder should consult its tax advisors regarding the consequences of such an election.

Conversion of Warrants

The conversion of warrants into shares may be tax-free as a recapitalization for U.S. federal income tax purposes. Under this treatment, the U.S. federal income tax consequences of the conversion should be generally that the conversion should not result in the recognition of gain or loss by a U.S. holder, the basis in a share that you would receive in such conversion should equal the U.S. holder’s basis in the warrants converted into that share, and the holding period for the share would include the U.S. holder’s holding period for the warrants surrendered for that share in the conversion.

It is also possible, however, that such conversion could be treated as a cashless exercise of the warrants. The tax consequences of a cashless exercise of a warrant are not clear under current tax law. A cashless exercise may be tax-free because the exercise is not a gain realization event. In that event, a U.S. holder’s basis in the shares received would equal the U.S. holder’s basis in the warrant. If the cashless exercise were treated as not being a gain realization event, a U.S. holder’s holding period in the shares would be treated as commencing on the date following the date of exercise (or possibly the date of exercise) of the warrant.

It is also possible that the conversion of warrants into shares could be treated as a taxable exchange in which gain or loss would be recognized. In such event, a U.S. holder could be deemed to have surrendered warrants equal to the number of shares having a value equal to the exercise price for the total number of warrants to be exercised. The U.S. holder would recognize capital gain or loss in an amount equal to the difference between the fair market value of the shares represented by the warrants deemed surrendered and the U.S. holder’s tax basis in the warrants deemed surrendered. In this case, a U.S. holder’s tax basis in the shares received would equal the sum of the fair market value of the shares represented by the warrants deemed surrendered and the U.S. holder’s tax basis in the warrants exercised. A U.S. holder’s holding period for the shares would commence on the date following the date of exercise of the warrant.

Due to the absence of authority on the U.S. federal income tax treatment of the conversion of warrants into shares, there can be no assurance which, if any, of the alternative tax consequences and holding periods described above would be adopted by the IRS or a court of law. Accordingly, holders should consult their tax advisers regarding the tax consequences of the conversion.

It is also possible that the shares received by a U.S. holder could result in a constructive distribution under Section 305 of the Code. However, the Treasury regulations provide that only those recapitalizations that are pursuant to a plan to periodically increase a shareholder’s proportionate interest in the assets or earnings of a corporation will be deemed to result in a distribution under Section 305(c) of the Code and, therefore, the constructive distribution rules of Section 305 of the Code may not apply.

DESCRIPTION OF ATLAS SECURITIES

The following description summarizes the material terms of our capital stock. Because it is only a summary, it may not contain all the information that is important to you. For a complete description you should refer to our amended and restated certificate of incorporation and bylaws, which are filed as exhibits to the Registration Statement on Form S-1 filed with the SEC in connection with our initial public offering, and to the applicable provisions of the DGCL. See the section entitled “Where You Can Find More Information.”

General

We are authorized to issue 300,000,000 shares of common stock, par value $.001 per share and 100,000,000 shares of preferred stock, par value $.001 per share. As of December 4, 2009, 25,000,000 shares of common stock were outstanding, held by 14 stockholders of record. No shares of preferred stock are currently outstanding. The following description of our capital stock is intended to be a summary and does not describe all provisions of our amended and restated certificate of incorporation or bylaws or Delaware law applicable to us. For a more thorough understanding of the terms of our capital stock, you should refer to our amended and restated certificate of incorporation and bylaws.

Units

Each unit consists of one share of common stock and one warrant. Each warrant entitles the holder to purchase one share of common stock. The common stock and warrants began trading on February 14, 2008. The units continue to trade along with the common stock and warrants.

Common Stock

Our stockholders of record are entitled to one vote for each share of common stock held on all matters to be voted on by stockholders. In connection with the vote required for a business combination, all of our founders, including all of our officers and directors, have agreed to vote their 5,000,000 initial shares in accordance with the majority of the shares of our common stock voted by our public stockholders (which will have no effect on the Merger Proposal because approval of that proposal requires the affirmative vote of a majority of our Public Shares). This voting arrangement will not apply to shares included in units purchased in our initial public offering or purchased following our initial public offering in the open market by any of our founders. Our founders will vote all of their shares in any manner they determine, in their sole discretion, with respect to any other items that come before a vote of our stockholders. Our founders have not purchased any Public Shares.

We will proceed with a business combination only if a majority of the shares of common stock voted by the public stockholders are voted in favor of the business combination and public stockholders owning less than 30% of the Public Shares exercise their conversion rights discussed below.

Directors hold office until the next annual meeting of stockholders or until their successors have been elected and qualified. There is currently no cumulative voting with respect to the election of directors, with the result that the holders of more than 50% of our shares eligible to vote for the election of directors can elect all of the directors. If the Cumulative Voting Proposal is approved, holders of common stock will be entitled to cumulate their votes for the election of directors. In an election of directors under cumulative voting, each share of voting stock is entitled to vote the number of votes to which such share would normally be entitled, multiplied by the number of directors to be elected. A stockholder may then cast all such votes for a single candidate or may allocate them among as many candidates as the stockholder may choose. Cumulative voting may enable a minority stockholder or group of stockholders to elect at least one representative to the board. Without cumulative voting, the holders of a majority of the shares present at an annual meeting would have the power to elect all of the directors to be elected at that meeting.

Pursuant to our amended and restated certificate of incorporation, if we do not consummate a business combination by February 16, 2010, our corporate existence will cease except for the purposes of winding up our affairs and liquidating. If we are forced to liquidate prior to a business combination, our public stockholders are entitled to share ratably in our trust account, including any interest, and any net assets remaining available for distribution to them after payment of liabilities. Our founders have agreed to waive their rights to share in any distribution with respect to their initial shares.

Our stockholders have no conversion, preemptive or other subscription rights and there are no sinking fund or redemption provisions applicable to the common stock, except that public stockholders have the right to have their shares of common stock converted to cash in an amount equal to their pro rata portion of our trust account if they vote against a business combination and the business combination is approved and completed. Public stockholders who convert their stock into their share of our trust account still have the right to exercise the warrants that they received as part of the units.

Preferred Stock

Our amended and restated certificate of incorporation authorizes the issuance of 100,000,000 shares of blank check preferred stock with such designations, rights, and preferences as may be determined from time to time by our board of directors. No shares of preferred stock are outstanding. Accordingly, our board of directors is empowered, without stockholder approval, to issue preferred stock with dividend, liquidation, conversion, voting, or other rights that could adversely affect the voting power or other rights of the holders of common stock. However, the underwriting agreement prohibits us, prior to a business combination, from issuing preferred stock that participates in any manner in the proceeds of our trust account, or that votes as a class with the common stock on a business combination. We may issue some or all of the preferred stock to effect a business combination. In addition, our preferred stock could be utilized as a method of discouraging, delaying, or preventing a change in control of our company. Although we do not currently intend to issue any shares of preferred stock, we cannot assure you that we will not do so in the future.

Select Staffing’s second lien lenders will receive up to 7.8 million shares of our Series A preferred stock as part of the contemplated retirement of substantially all of Select Staffing’s second lien debt. See the section entitled “Select Staffing Management’s Discussion and Analysis of Financial Condition and Results of Operations — Recent Developments.” The Series A preferred stock will be convertible at the election of the holders thereof into shares of our common stock on a share-for-share basis and will in all material respects have economic rights identical to our common stock. The Series A preferred stock will be non-voting except that it will vote on a cumulative basis with our common stock as a single class on the election of directors. It will also vote with our common stock on amendments to our charter, our liquidation and certain other matters submitted to our stockholders for approval.

Warrants

Currently, there are 25,800,000 warrants outstanding. Each warrant entitles the registered holder to purchase one share of our common stock at a price of $7.00 per share, subject to adjustment as discussed below, at any time commencing on the completion of a business combination.

However, the warrants will be exercisable only if a registration statement relating to the common stock issuable upon exercise of the warrants is effective and current. The warrants will expire on January 23, 2012 at 5:00 p.m., New York City time. The warrants may be exercised on a “cashless basis.” If a holder elects to exercise its warrants on a cashless basis, the holder will pay the exercise price by surrendering the warrants for that number of shares of common stock equal to the quotient obtained by dividing (x) the product of the number of shares of common stock underlying the warrants, multiplied by the difference between the exercise price of the warrants and the “exercise fair market value” (defined below) by (y) the exercise fair market value. The “exercise fair market value” is the average reported last sale price of our common stock for the five trading days commencing on the day after notice of exercise of the warrant is received by us.

We may call the warrants for redemption (excluding any insider warrants held by James N. Hauslein, Gaurav V. Burman, Sir Peter Burt, Michael T. Biddulph, Michael W. Burt, and Promethean plc), without the prior consent of the underwriters of our initial public offering,

•	in whole and not in part,

•	at a price of $.01 per warrant at any time after the warrants become exercisable,

•	upon not less than 30 days’ prior written notice of redemption to each warrant holder, and

•

if, and only if, the reported last sale price of the common stock equals or exceeds $14.25 per share for any 20 trading days within a 30-trading-day period ending on the third business day prior to the notice of redemption to warrant holders, provided that the shares of common stock underlying the warrants are covered by an effective registration statement from the beginning of the measurement period through the date fixed for redemption.

If we call the warrants for redemption as described above, our management will have the option to require all holders that wish to exercise warrants to do so on a “cashless basis.” In such event, each holder would pay the exercise price by surrendering the warrants for that number of shares of common stock equal to the quotient obtained by dividing (x) the product of the number of shares of common stock underlying the warrants, multiplied by the difference between the exercise price of the warrants and the “redemption fair market value” (defined below) by (y) the redemption fair market value. The “redemption fair market value” is the average reported last sale price of the common stock for the 10 trading days ending on the third trading day prior to the date on which the notice of redemption is sent to the holders of warrants. The right to exercise will be forfeited unless they are exercised prior to the date specified in the notice of redemption. On and after the redemption date, a record holder of a warrant will have no further rights except to receive the redemption price for such holder’s warrant upon surrender of such warrant.

The redemption criteria for our warrants have been established at a price that is intended to provide warrant holders a reasonable premium to the initial exercise price and provide a sufficient differential between the then-prevailing common stock price and the warrant exercise price so that if the stock price declines as a result of our redemption call, the redemption will not cause the stock price to drop below the exercise price of the warrants.

We have agreed that the insider warrants will not be redeemable by us so long as they are held by the initial purchasers or their affiliates. The reason that we have agreed to this is because it is not known at this time whether the initial purchasers will be affiliated with us following a business combination. If they are, their ability to sell our securities in the open market will be significantly limited. If they remain insiders, we will have policies in place that prohibit insiders from selling our securities except during specific periods of time. Even during such periods of time, an insider cannot trade in our securities if he is in possession of material non-public information. Accordingly, unlike public stockholders who could exercise their warrants and sell the shares of common stock received upon such exercise freely in the open market in order to recoup the cost of such exercise, the insiders could be significantly restricted from selling such securities. As a result, we believe that allowing the holders to exercise such warrants on a cashless basis and restricting our ability to redeem such warrants is appropriate.

Dividends

We have not paid any cash dividends on our common stock to date and do not intend to pay cash dividends prior to the completion of a business combination. The payment of cash dividends in the future will depend upon our revenues and earnings, if any, capital requirements, and general financial condition subsequent to completion of a business combination. The payment of any dividends subsequent to a business combination will be within the discretion of our then board of directors.

Registration Rights

The holders of our initial shares, as well as the holders of the insider warrants (and underlying shares), have registration rights entitling them to make up to a total of two demands that we register such securities. The holders can elect to exercise these registration rights at any time commencing three months prior to the date on which these shares of common stock are to be released from escrow. Certain holders of the insider warrants (or underlying shares) can elect to exercise these registration rights at any time after we consummate a business combination. In addition, the holders have certain “piggyback” registration rights with respect to registration statements filed subsequent to our consummation of a business combination. We will bear the expenses incurred in connection with the filing of any such registration statements.

Select Staffing’s Chief Executive Officer and President, as well as Select Staffing’s second lien lenders, will be entitled to registration rights pursuant to agreements to be signed in connection with the Merger. Pursuant to such agreements, we will agree to file a shelf registration statement within 45 days after the consummation of the Merger covering resales of up to 7.8 million shares of common stock issuable upon conversion of our Series A preferred stock held by the second lien lenders, and will further agree to facilitate an underwritten secondary offering of these shares at the request of persons holding a majority of such shares, at any time after the shelf registration statement becomes effective and on or prior to the first anniversary of the consummation of the Merger. In addition, beginning 45 days after the consummation of the Merger, D. Stephen Sorensen will be entitled to demand that we register up to 4 million shares of our common stock held by him. In the event that D. Stephen Sorensen makes such a demand, Paul J. Sorensen may demand that we register up to 250,000 shares of our common stock held by him in the same registration. D. Stephen Sorensen will be entitled to make demands to register additional shares held by him at any time after the first anniversary of the consummation of the Merger, subject to certain limitations. Also pursuant to such agreements, such persons will have certain “piggyback” registration rights with respect to registration statements filed subsequent to the consummation of the Merger. We will bear the expenses incurred in connection with the filing of any such registration statements. Our registration rights agreement with to the current owners of Select Staffing is attached to this proxy statement as Annex F.

Certain Anti-takeover Provisions of Delaware Law and Atlas’ Certificate of Incorporation and Bylaws

Delaware Law

We are governed by the provisions of Section 203 of the Delaware General Corporation Law, which generally has an anti-takeover effect for transactions not approved in advance by our board of directors. This may discourage takeover attempts that might result in payment of a premium over the market price for the shares of common stock held by stockholders. In general, Section 203 prohibits a publicly held Delaware corporation from engaging in a “business combination” with an “interested stockholder” for a three-year period following the time that such stockholder becomes an interested stockholder, unless the business combination is approved in a prescribed manner. A “business combination” includes, among other things, a merger, asset or stock sale, or other transaction resulting in a financial benefit to the interested stockholder. An “interested stockholder” is a person who, together with affiliates and associates, owns, or owned within three years prior to the determination of interested stockholder status, 15% or more of the corporation’s voting stock.

Under Section 203, a business combination between a corporation and an interested stockholder is prohibited unless it satisfies one of the following conditions:

•

before the stockholder became an interested stockholder, the board of directors approved either the business combination or the transaction that resulted in the stockholder becoming an interested stockholder; or

•

upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding for purposes of determining the voting stock outstanding, shares owned by persons who are directors and also officers, and employee stock plans, in some instances; or

•

at or after the time the stockholder became interested, the business combination was approved by the board of directors of the corporation and authorized at an annual or special meeting of the stockholders by the affirmative vote of at least two-thirds of the outstanding voting stock that is not owned by the interested stockholder.

Stockholder Action; Special Meeting of Stockholders

Our amended and restated certificate of incorporation provides that our stockholders are not able to take any action by written consent, but are only able to take action at duly called annual or special meetings of stockholders. Our bylaws further provide that special meetings of our stockholders may be only called by our board of directors with a majority vote of our board of directors, by our Chief Executive Officer, or by our Chairman.

Advance Notice Requirements for Stockholder Proposals and Director Nominations

Our bylaws provide that stockholders seeking to bring business before our annual meeting of stockholders, or to nominate candidates for election as directors at our annual meeting of stockholders, must provide timely notice of their intent in writing. To be timely, a stockholder’s notice will need to be delivered to our principal executive offices not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting of stockholders. Our bylaws also specify certain requirements as to the form and content of a stockholders’ meeting. These provisions may preclude our stockholders from bringing matters before our annual meeting of stockholders or from making nominations for directors at our annual meeting of stockholders.

Authorized but Unissued Shares

Our authorized but unissued shares of common stock and preferred stock are available for future issuances without stockholder approval and could be utilized for a variety of corporate purposes, including future offerings to raise additional capital, acquisitions, and employee benefit plans. The existence of authorized but unissued and unreserved common stock and preferred stock could render more difficult or discourage an attempt to obtain control of us by means of a proxy contest, tender offer, merger, or otherwise.

Limitations on Liability and Indemnification of Directors and Officers

Our amended and restated certificate of incorporation and bylaws provide, in general, that we shall indemnify, to the fullest extent permitted by law, any and all persons whom we shall have the power to indemnify under those provisions from and against any and all of the expenses, liabilities, or other matters referred to in or covered by those provisions. Our certificate of incorporation and bylaws also provide that the indemnification provided for therein shall not be deemed exclusive of any other rights to which those indemnified may be entitled as a matter of law or which they may be lawfully granted.

In connection with our initial public offering, we entered into indemnification agreements with each of our current directors and officers to give these directors and officers additional contractual assurances regarding the scope of the indemnification set forth in our certificate of incorporation and bylaws and to provide additional procedural protections. We expect to enter into a similar agreement with any new directors or executive officers.

These provisions may discourage stockholders from bringing a lawsuit against our directors for breach of their fiduciary duty. These provisions also may have the effect of reducing the likelihood of derivative litigation against the directors and officers, even though such an action, if successful, might otherwise benefit us and our stockholders. Furthermore, a stockholder’s investment may be adversely affected to the extent we pay the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions. We believe that these provisions, the D&O insurance we obtained in connection with our initial public offering, and the indemnity agreements are necessary to attract and retain talented and experienced directors and officers.

Indemnification for Securities Act Liabilities

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted for directors, officers, or controlling persons pursuant to the provisions described above, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Transfer Agent and Warrant Agent

The transfer agent for our securities and warrant agent for our warrants is American Stock Transfer & Trust Company. Our transfer agent’s address is 59 Maiden Lane, New York, New York 10038 and its telephone number is (877) 777-0800.

PRICE RANGE OF SECURITIES AND DIVIDENDS

Price Range of Our Securities

Our units, each of which consists of one share of our common stock, par value $0.001 per share, and one warrant to purchase one share of our common stock, trade on the NYSE Amex under the symbol “AXG.U.” On February 14, 2008, the warrants and common stock underlying our units began to trade separately on the NYSE Amex under the symbols “AXG.WT” and “AXG,” respectively. Each warrant entitles the holder to purchase from us one share of our common stock at an exercise price of $7.00 commencing on our consummation of an initial business combination, provided that there is an effective registration statement in effect covering the shares of common stock underlying the warrants. Our warrants will expire at 5:00 p.m., New York City time, on January 23, 2012, unless earlier redeemed.

On December 10, 2009, the last trading day before the public announcement of the Merger, the closing price per security of our units, common stock, and warrants were $10.03, $9.95 and $0.30, respectively, in each case on the NYSE Amex. On January [    ], 2010, the latest practicable date before the date of this proxy statement, the closing prices of the units, common stock, and warrants was $[        ], $[        ] and $[        ], respectively, in each case on the NYSE Amex.

The following table sets forth, for the calendar quarter indicated, the high and low sales prices per unit, share of common stock, and warrant as reported on the NYSE Amex.

Quarter Ended	Units (1)		Common Stock (2)		Warrants (2)
	High	Low	High	Low	High	Low
March 31, 2008	$11.00	$9.35	$9.15	$8.96	$0.75	$0.35
June 30, 2008	9.80	9.00	9.31	9.00	0.68	0.30
September 30, 2008	10.58	8.50	9.49	8.85	0.54	0.15
December 31, 2008	9.30	7.00	9.24	8.23	0.25	0.03

March 31, 2009	9.65	8.90	9.45	9.06	0.61	0.04
June 30, 2009	10.00	9.38	9.80	9.40	0.28	0.04
September 30, 2009	10.15	9.71	9.93	9.62	0.32	0.10
December 31, 2009	11.11	9.96	10.01	9.86	0.40	0.10

January 1, 2010 through January [ ], 2010

(1)	Information for the quarter ended March 31, 2008 represents the high and low sales price only on and following January 24, 2008, which was the first day on which our units began trading.
(2)	Information for the quarter ended March 31, 2008 represents the high and low sales price only on and following February 14, 2008, the date that our warrants and common stock first became separately tradable.

Holders

As of January 15, 2010, there was one holder of record of our units, 14 holders of record of our common stock, and five holders of record of our warrants. Such numbers do not include beneficial owners holding shares, warrants, or units through nominee names.

Dividends

We have not paid any cash dividends on our common stock to date and we do not currently intend to pay cash dividends prior to the consummation of a business combination. The payment of dividends in the future will depend on our revenues and earnings, if any, capital requirements, and general financial condition. The payment of any dividends subsequent to a business combination will be within the discretion of our then board of directors.

LEGAL MATTERS

Greenberg Traurig, LLP, Phoenix, Arizona, has acted as our counsel. Skadden, Arps, Slate, Meagher, & Flom LLP, Los Angeles, California, has acted as counsel for Select Staffing.

EXPERTS

The accompanying balance sheets of Atlas Acquisition Holdings Corp. as of December 31, 2008 and December 31, 2007, and the related statements of operations and cash flows for the year ended December 31, 2008 and for the periods from September 6, 2007 (date of inception) to December 31, 2008 and 2007, and the statement of stockholders’ equity from September 6, 2007 (date of inception) to December 31, 2008, have been audited by Rothstein, Kass & Company, P.C., an independent registered public accounting firm, as indicated in their report with respect thereto, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing.

The financial statements of Koosharem Corporation as of December 28, 2008 and for the year ended December 28, 2008, and the financial statements of Westaff, Inc. as of November 1, 2008 and November 3, 2007 and for the years then ended, included in this proxy statement have been so included in reliance on the reports of BDO Seidman, LLP, an independent registered public accounting firm (the report on the financial statements of Koosharem Corporation contains an explanatory paragraph regarding Koosharem Corporation’s restatement of its financial statements for years prior to and including the year ended December 28, 2008), appearing elsewhere herein given on the authority of said firm as experts in auditing and accounting.

The financial statements as of December 30, 2007 and for the years ended December 30, 2007 and December 31, 2006 included in this proxy statement have been so included in reliance on the report of Simon & Edward, LLP, an independent registered public accounting firm, appearing elsewhere herein given on the authority of said firm as experts in auditing and accounting.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, our company and services that we employ to deliver communications to our stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of this proxy statement. Upon written or oral request, we will deliver promptly a separate copy of this proxy statement to any stockholder at a shared address to which a single copy of the proxy statement was delivered and who wishes to receive separate copies in the future. Stockholders receiving multiple copies of this proxy statement may likewise request that we deliver single copies in the future. Stockholders may notify us of their requests by calling or writing our proxy solicitation agent at the following address and telephone number:

Karen Smith

Advantage Proxy

24925 13th Place South

Des Moines, Washington 98198

Toll Free Telephone: (877) 870-8565

FUTURE STOCKHOLDER PROPOSALS

If the Merger is not consummated prior to February 16, 2010, we will be required to dissolve and liquidate and will conduct no annual meetings thereafter. If the Merger is consummated, we expect to hold our initial annual meeting of stockholders in January 2011 unless the date is changed by our then board of directors. Proposals to be included in the proxy statement for the 2011 annual meeting must be provided to us by no later than the later of (i) a reasonable time before we begin to print and send our proxy materials for the meeting, which we expect to occur in November 2010, or (ii) the tenth day following the date on which we publicly announce the date of the 2011 annual meeting. You should direct any proposals to our corporate secretary at our principal executive office.

WHERE YOU CAN FIND MORE INFORMATION

This proxy statement refers to certain of our contracts, agreements and other documents that are attached as annexes to this proxy statement. Such references are not necessarily complete, and you should refer to the annexes for copies of the actual contract, agreement or other document. This proxy statement also refers to certain of our contracts, agreements and other documents that are not attached as annexes to this proxy statement. Such references are not necessarily complete, and you should refer to the actual contract, agreement or other document, copies of which have been filed with our SEC filings and are available as described below.

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read our SEC filings, including our proxy statement, over the Internet at the SEC’s website at www.sec.gov. You may also read and copy any document we file with the SEC at the SEC public reference room located at 100 F Street, N.E., Room 1580 Washington, D.C., 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain copies of the materials described above at prescribed rates by writing to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

If you would like additional copies of this proxy statement or if you have questions about the Merger or the proposals to be presented at the special meetings, you should contact our proxy solicitation agent at the following address and telephone number:

Karen Smith

Advantage Proxy

24925 13th Place South

Des Moines, Washington 98198

Toll Free Telephone: (877) 870-8565

If you are a stockholder or warrantholder of our company and would like to request documents, please do so by February 5, 2010 to receive them before the special meetings. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

All information contained in this proxy statement relating to our company has been supplied by us, and all such information relating to Select Staffing has been supplied by Select Staffing.

This document is a proxy statement of our company for the special meeting of warrantholders and special meeting of stockholders. We have not authorized anyone to give any information or make any representation about the Merger, Select Staffing or our company that is different from, or in addition to, that contained in this proxy statement. Therefore, if anyone does give you information of this sort, you should not rely on it. The information contained in this document speaks only as of the date of this document unless the information specifically indicates that another date applies.

INDEX TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Unaudited Pro Forma Condensed Combined Financial Statements:

Basis of Presentation	P-2

Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2009 (Assuming No Maximum Exercise of Conversion Rights and Maximum Exercise of Conversion Rights)	P-4

Pro Forma Adjustments to the Condensed Combined Balance Sheet	P-5

Unaudited Pro Forma Condensed Combined Statements of Operations for the Nine Months Ended September 30, 2009 and the Year Ended December 31, 2008 (Assuming No Exercise of Conversion Rights)	P-7

Unaudited Pro Forma Condensed Combined Statements of Operation for the Nine Months Ended September 30, 2009 and the Year Ended December 31, 2008 (Assuming Maximum Exercise of Conversion Rights)	P-9

Pro Forma Adjustments to the Unaudited Condensed Combined Statements of Operations	P-11

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Basis of Presentation

The following unaudited pro forma condensed combined balance sheet assumes the Merger between Atlas and Koosharem and related transactions described in the notes hereto had occurred on September 30, 2009. The unaudited pro forma condensed combined balance sheet as of September 30, 2009 is based upon Atlas’ unaudited historical balance sheet as of September 30, 2009 and Koosharem’s unaudited historical balance sheet as of October 4, 2009.

The following unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2009 and for the year ended December 31, 2008 assume the Merger between Atlas and Koosharem and related transactions described in the notes hereto had occurred as of January 1, 2008 and also as if Koosharem’s acquisition of East-West Staffing, LLC (“East-West”) on December 26, 2008 and Westaff, Inc. (“Westaff”) on March 19, 2009 had occurred as of January 1, 2008. Both East-West and Westaff were recent significant acquisitions for Koosharem. The unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2009 are derived from:

•	Atlas’ unaudited historical statement of operations for the nine months ended September 30, 2009;

•	Koosharem’s unaudited historical consolidated statement of operations for the period ended October 4, 2009; and

•

Westaff’s unaudited historical consolidated statement of operations for the three months ended January 31, 2009, excluding discontinued operations (as reported on their Form 10-Q filed with the Securities and Exchange Commission on March 16, 2009).

The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2008 are derived from:

•	Atlas’ audited historical statement of operations for the year ended December 31, 2008;

•	Koosharem’s audited historical consolidated statement of operations for the year ended December 28, 2008;

•

Westaff’s audited historical consolidated statement of operations for the year ended November 1, 2008, excluding discontinued operations (as reported on their Form 10-K filed with the Securities and Exchange Commission on February 13, 2009); and

•	East-West’s unaudited historical statements of operations for the period January 1, 2008 through December 26, 2008, the date of acquisition by Koosharem.

Atlas’ fiscal year end is December 31 and Koosharem’s fiscal year end is the last Sunday in December, based on a 52-53 week period.

The Merger will be accounted for as a reverse merger in which Koosharem is the accounting acquirer, a capital transaction in substance. The parties believe that Koosharem is the acquirer for accounting purposes for the following reasons: (i) current Koosharem officers will control the management of the combined company, (ii) designees of Koosharem will constitute half of the combined company’s board of directors, and (iii) current Koosharem shareholders will be the largest group of stockholders of the combined company following the merger and are likely to vote together, although there is no formal voting agreement among them. The accounting treatment utilizes the capital structure of the combined company and the combined company’s assets and liabilities will be recorded at their historical cost. The legal status of Atlas as the surviving corporation in the merger will not change as a result of the accounting treatment.

The unaudited pro forma condensed combined financial statements include all material adjustments believed to be necessary to reflect the recapitalization with Koosharem and its wholly owned subsidiaries, East-West and

Westaff. In addition, the unaudited pro forma condensed combined financial statements reflect two different levels of approval of the Merger by Atlas stockholders as follows:

•	maximum approval, which assumes no exercise of conversion rights by Atlas stockholders; and

•	minimum approval, which assumes Atlas stockholders holding 5,999,999 shares of common stock exercise their conversion rights.

The pro forma condensed combined financial statements do not represent actual results of operations of the combined companies, including the acquisitions, nor do they purport to predict or indicate the financial position or results of operations of the combined companies at any future date or for any future period. The pro forma condensed combined financial statements should be read in conjunction with “Select Staffing Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Atlas Management’s Discussion and Analysis of Financial Condition and Results of Operations,” Atlas’ financial statements and the related notes thereto and Koosharem’s consolidated financial statements and the related notes thereto included elsewhere in this proxy statement.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

(in thousands)

	September 30, 2009
	Atlas	Koosharem	Pro Forma Adjustments Assuming No Exercise of Conversion Rights		Pro Forma Balance SheetAssuming No Exercise of Conversion Rights		Pro Forma Adjustments Assuming Maximum Exercise of Conversion Rights		Pro Forma Balance SheetAssuming Maximum Exercise of Conversion Rights
ASSETS
CURRENT ASSETS
Cash, cash equivalents and short-term investments	$44	$1,291	$200,046	(1)	$24,754		$32,561	(14)	$—
			(8,955	)(2)			2,685	(14)
			(75,000	)(3)			(60,000	)(15)
			(25,000	)(3)
			(25,000	)(3)
			(16,245	)(8)
			(25,000	)(9)
			(30	)(10)
			(1,372	)(11)
			(25	)(12)
Accounts and other receivables, net		194,746	(265	)(12)	194,481				194,481
Prepaid expenses and other current assets	67	34,206	(1,462	)(12)	32,811				32,811
Deferred tax assets		3,894	23,680	(7)	27,574				27,574

Total current assets	111	234,137			279,620				254,866
Investments held in Trust	200,046		(200,046	)(1)	—				—
Property and equipment, net		22,689			22,689				22,689
Goodwill and intangibles		319,064			319,064				319,064
Deferred income tax assets	556				556				556
Other non-current assets		38,324	(2,003	)(13)	36,321				36,321

Total assets	$200,713	$614,214			$658,250				$633,496

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Accounts payable and accrued expenses	$20	$149,992			$150,012		$17,561	(14)	$167,573
Short-term borrowings		42,404	$(25,000	)(3)	17,404				17,404
Current portion of long-term debt		12,757			12,757				12,757

Total current liabilities	20	205,153			180,173				197,734
Deferred underwriting fee	8,955		(8,955	)(2)	—				—
Long-term debt
First lien debt and other debt		409,713	(75,000	)(3)	334,713		15,000	(14)	349,713
Second lien debt		100,000	(100,000	)(3)	—				—
Deferred tax liabilities		9,010	51,083	(7)	60,093				60,093
Other long-term liabilities		32,983			32,983				32,983

Total liabilities	8,975	756,859			607,962				640,523
Common stock subject to possible redemption	60,000		(60,000	)(4)	—				—

STOCKHOLDERS’ EQUITY (DEFICIT)
Series A convertible preferred stock			78,000	(3)	78,000				78,000
Common stock and additional paid-in capital	131,171	8,043	60,000	(4)	217,128		(60,000	)(15)	159,813
			25,390	(5)			2,685	(14)
			(8,043	)(5)
			567	(6)
Retained earnings (deficit)	567	(81,236)	(3,000	)(3)	(244,989)				(244,989)
			25,390	(5)
			8,043	(5)
			(567	)(6)
			(27,403	)(7)
			(16,245	)(8)
			(30	)(10)
			(94,601	)(11)
			(1,372	)(11)
			(1,752	)(12)
			(2,003	)(13)
Other comprehensive income (loss)		149			149				149
Notes receivable from stockholders		(69,601)	(25,000	)(9)	—				—
			94,601	(11)

Total stockholders’ equity (deficit)	131,738	(142,645)			50,288	(16)			(7,027)

Total liabilities and stockholders’ equity (deficit)	$200,713	$614,214			$658,250				$633,496

Pro Forma Adjustments to the Unaudited Condensed Combined Balance Sheet (in thousands of dollars, except for share and per share amounts):

(1)	To liquidate investments held in trust by Atlas.

(2)	To reflect the payment of the deferred underwriting fees associated with Atlas’s initial public offering in January 2008.

(3)	To reflect the reduction of $175,000 in long-term debt and $25,000 in short-term debt of Koosharem consisting of a $75,000 cash paydown of the first lien term loan, a $25,000 cash paydown of the first lien revolver, a $25,000 cash paydown of second lien debt and paydown of an additional $75,000 of second lien debt through the issuance of 7.8 million shares of Atlas Series A preferred stock. The issuance of 0.3 million of the 7.8 million shares of Atlas Series A preferred stock to the second lien lenders reflects a $3,000 premium on retirement of the second lien debt. The $100,000 paydown of the second lien debt assumes that all of the second lien lenders consent to the transactions contemplated by the Second Lien Retirement Agreement. Koosharem will proceed with the transaction so long as holders of at least $90,000 of the second lien debt consent to such transactions.

(4)	Assuming no Atlas stockholders exercise their conversion rights, the Common Stock Subject to Redemption amounting to $60,000 would be transferred into permanent equity.

(5)	To reflect the recapitalization of Koosharem through: (i) the net issuance of shares of Atlas common stock of $25,390 in connection with the Merger consisting of (a) the issuance of 24.7 million shares of Atlas common stock to shareholders of Koosharem, plus (b) the issuance of 1.7 million shares of Atlas common stock in exchange for 25.8 million Atlas warrants, less (c) 1.0 million shares of Atlas common stock surrendered for cancellation by Atlas founders; and (ii) the cancellation of shares of common stock of Koosharem of $8,043 upon the consummation of the Merger. Does not reflect the issuance of up to an additional 6.0 million shares of Atlas common stock issuable to shareholders of Koosharem upon achievement of certain earnout targets specified in the Merger Agreement.

(6)	To eliminate the historical retained earnings of Atlas of $567, the accounting acquiree.

(7)	To reflect the tax effect of the conversion of Koosharem and its subsidiaries from S-corporations to C-corporations upon the consummation of the Merger, which will require Koosharem to begin recognizing income on an accrual basis rather than a cash basis.

(8)	To reflect the payment of estimated legal, financial advisory, accounting, printing and other professional fees and expenses incurred in connection with the Merger of which $6,045 are estimated to be incurred by Atlas and $10,200 are estimated to be incurred by Koosharem.

(9)	To reflect the maximum amount of a loan to an affiliate of Koosharem’s majority shareholder to be made by Koosharem prior to the Merger.

(10)	To reflect the compensation paid at period end to employees to cover estimated personal taxes on reimbursement of rental payments paid by certain employees of Koosharem pursuant to the operating and shared equity agreements.

(11)	To reflect the forgiveness of notes receivable from shareholders of $94,601, which will be treated as compensation, and related employer payroll taxes of $1,372. In lieu of forgiving such loans, prior to the consummation of the Merger Koosharem may donate a portion of such loans to a public charity and forgive the remaining amounts. Only the portion of such loans forgiven will be treated as compensation. See Note 6 on page P-11.

(12)	To reflect the forgiveness of certain amounts owing to Koosharem by related parties of $1,727, which will be treated as compensation, and related employer payroll taxes of $25. In lieu of forgiving such loans, prior to the consummation of the Merger Koosharem may donate a portion of such loans to a public charity and forgive the remaining amounts. Only the portion of such loans forgiven will be treated as compensation. See Note 6 on page P-11.

(13)	To reflect the write off of deferred financing costs of $2,003 associated with reduction in first lien debt and second lien debt.

(14)	Assuming maximum exercise of conversion rights, the combined company will be required to pay $60,000 to Atlas stockholders. Accordingly, the combined company will reduce the cash paydown of the first lien term loan by $15,000, decrease deferred underwriting fees by $2,685 to correspond to the deemed reduction in net proceeds raised in connection with Atlas’ initial public offering, and defer certain other payments and expenses ($17,561) associated with the Merger until sufficient funds are available. The amount of the deferral of $35,246 reflects an increase of first lien debt and other debt of $15,000 and an increase of accounts payable and accrued expenses of $20,246.

(15)	To reflect the use of cash and the corresponding reduction in common stock and additional paid-in capital in connection with the redemption of common stock held by Atlas stockholders exercising conversion rights.

(16)	For each 100,000 shares of Atlas common stock that elect to convert into cash, stockholders’ equity decreases by approximately 2%. Accordingly, if the holders of 2.0 million shares of Atlas common stock elect to convert their shares into cash, stockholders’ equity decreases by approximately 40%, or $20,000. If holders of 4.0 million shares of Atlas common stock elect to convert their shares into cash, stockholders’ equity decreases by approximately 80%, or $40,000. These amounts will be partially offset by a proportionate reduction in the payment of deferred underwriting fees for each share of Atlas common stock that is converted into cash.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS

(ASSUMING NO EXERCISE OF CONVERSION RIGHTS)

(in thousands, except per share amounts)

Nine Months Ended September 30, 2009
Atlas	Koosharem	Westaff (1)	Pro Forma Adjustments	Results
Revenues	—	$1,087,935	$51,548	$1,139,483
Cost of revenues	—	902,287	42,806	945,093

Gross margin	—	185,648	8,742	194,390
Operating expenses	$1,072	174,245	13,808	$208	(2)	184,946
(3,315	)(2)
(1,072	)(5)

Income (loss) from operations	(1,072)	11,403	(5,066)	9,444
Interest income	303	2,010	7	(303	)(7)	78
(1,939	)(8)
Interest expense	—	(27,342)	(593)	109	(3)	(23,699)
7,364	(9)
(3,553	)(9)
316	(10)
Other income (expense)	—	(1,234)	—	(1,234)

Loss before income taxes	(769)	(15,163)	(5,652)	(15,411)
Income tax expense (benefit)	(263)	(7,771)	—	6,404	(11)	(1,630)

Net loss	$(506)	$(7,392)	$(5,652)	(13,781)

Less undistributed loss attributable to preferred stockholders	(1,847)

Net loss attributable to common stockholders	$(11,934)

Weighted average common shares outstanding (not subject to possible redemption)
Basic and diluted	50,390	(12)

Net loss per common share
Basic and diluted	$(0.24)

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS

(ASSUMING NO EXERCISE OF CONVERSION RIGHTS)

(in thousands, except per share amounts)

Year Ended December 31, 2008
Koosharem	East-West (1)	Westaff (1)	Pro Forma Adjustments	Koosharem Consolidated	Atlas	Pro Forma Adjustments	Results
Revenues	$1,445,488	$141,236	$324,495	$1,911,219	—	$1,911,219
Cost of revenues	1,177,621	122,412	265,840	1,565,873	—	1,565,873

Gross margin	267,867	18,824	58,655	345,346	—	345,346
Operating expenses	259,810	11,912	83,556	$5,225	(2)	360,503	$830	$(830	)(5)	360,503	(6)

Income (loss) from operations	8,057	6,912	(24,901)	(15,157)	(830)	(15,157)
Interest income	3,805	140	3,945	2,469	(2,469	)(7)	306
(3,639	)(8)
Interest expense	(39,928)	(428)	(2,465)	(185	)(3)	(43,006)	—	11,708	(9)	(35,897)
(2,287	)(9)
(2,312	)(10)
Other income (expense)	(892)	—	—	(892)	—	(892)

Income (loss) before income taxes	(28,958)	6,484	(27,226)	(55,110)	1,639	(51,640)
Income tax expense (benefit)	(12,871)	21	19,824	(5	)(4)	6,969	553	(6,305	)(11)	1,217

Net income (loss)	$(16,087)	$6,463	$(47,050)	$(62,079)	$1,086	(52,857)

Less undistributed loss attributable to preferred stockholders	(7,085)

Net loss attributable to common stockholders	$(45,772)

Weighted average common shares outstanding (not subject to possible redemption)
Basic and diluted	50,390	(12)

Net loss per common share
Basic and diluted	$(0.91)

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS

(ASSUMING MAXIMUM EXERCISE OF CONVERSION RIGHTS)

(in thousands, except per share amounts)

Nine Months Ended September 30, 2009
Atlas	Koosharem	Westaff (1)	Pro Forma Adjustments	Results
Revenues	—	$1,087,935	$51,548	$1,139,483
Cost of revenues	—	902,287	42,806	945,093

Gross margin	—	185,648	8,742	194,390
Operating expenses	$1,072	174,245	13,808	$208	(2)	184,946
(3,315	)(2)
(1,072	)(5)

Income (loss) from operations	(1,072)	11,403	(5,066)	9,444
Interest income	303	2,010	7	(303	)(7)	78
(1,939	)(8)
Interest expense	—	(27,342)	(593)	109	(3)	(24,670)
7,364	(9)
(4,525	)(9)
316	(10)
Other income (expense)	—	(1,234)	—	(1,234)

Loss before income taxes	(769)	(15,163)	(5,652)	(16,382)
Income tax expense (benefit)	(263)	(7,771)	—	6,033	(11)	(2,001)

Net loss	$(506)	$(7,392)	$(5,652)	(14,381)

Less undistributed loss attributable to preferred stockholders	(2,149)

Net loss attributable to common stockholders	$(12,232)

Weighted average common shares outstanding (not subject to possible redemption)
Basic and diluted	44,390	(12)

Net loss per common share
Basic and diluted	$(0.28)

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS

(ASSUMING MAXIMUM EXERCISE OF CONVERSION RIGHTS)

(in thousands, except per share amounts)

Year Ended December 31, 2008
Koosharem	East-West (1)	Westaff (1)	Pro Forma Adjustments	Koosharem Consolidated	Atlas	Pro Forma Adjustments	Results
Revenues	$1,445,488	$141,236	$324,495	$1,911,219	$1,911,219
Cost of revenues	1,177,621	122,412	265,840	1,565,873	1,565,873

Gross margin	267,867	18,824	58,655	345,346	—	345,346
Operating expenses	259,810	11,912	83,556	$5,225	(2)	360,503	$830	$(830	)(5)	360,503	(6)

Income (loss) from operations	8,057	6,912	(24,901)	(15,157)	(830)	(15,157)
Interest income	3,805	140	3,945	2,469	(2,469	)(7)	306
(3,639	)(8)
Interest expense	(39,928)	(428)	(2,465)	(185	)(3)	(43,006)	11,708	(9)	(37,089)
(3,479	)(9)
(2,312	)(10)
Other income (expense)	(892)	(892)	(892)

Income (loss) before income taxes	(28,958)	6,484	(27,226)	(55,110)	1,639	(52,832)
Income tax expense (benefit)	(12,871)	21	19,824	(5	)(4)	6,969	553	(6,761	)(11)	761

Net income (loss)	$(16,087)	$6,463	$(47,050)	$(62,079)	$1,086	(53,593)

Less undistributed loss attributable to preferred stockholders	(8,010)

Net loss attributable to common stockholders	$(45,583)

Weighted average common shares outstanding (not subject to possible redemption)
Basic and diluted	44,390	(12)

Net loss per common share
Basic and diluted	$(1.03)

Pro Forma Adjustments to the Unaudited Condensed Combined Statements of Operations for the Year Ended December 31, 2008 and the Nine Months Ended September 30, 2009 (for Atlas) and the Interim Period Ended October 4, 2009 (for Koosharem) (in thousands of dollars, except for share and per share amounts):

(1)	To reflect in the year ended December 31, 2008 the results of operations of East-West and Westaff as if they had been acquired by Koosharem as of January 1, 2008, and in the nine months ended September 30, 2009 Westaff only as if it had been acquired by Koosharem as of January 1, 2008.

(2)	To reflect the amortization of intangible assets of Westaff of $208 for the nine months ended September 30, 2009 and to reflect the amortization of intangible assets of East-West and Westaff of $1,910 and transaction costs of $3,315 from the nine months ended September 30, 2009 to the year ended December 31, 2008 related to the acquisition of Westaff.

(3)	To reflect the reduction in interest expense of $109 for the nine months ended September 30, 2009 based on the elimination of Westaff’s historical interest expense of $593 and the increase of Koosharem’s historical interest expense of $484 related to the debt incurred by Koosharem to acquire Westaff as if the acquisition had occurred as of January 1, 2008. To reflect the additional interest expense of $185 for the fiscal year ended December 31, 2008 based on elimination of East-West and Westaff’s historical interest expense of $2,893 and the increase of Koosharem’s historical interest expense of $3,078 related to the debt incurred by Koosharem to acquire East-West and Westaff as if the acquisitions had occurred as of January 1, 2008.

(4)	To reflect pro forma income taxes as if the acquisitions of East-West and Westaff occurred as of January 1, 2008.

(5)	To eliminate historical operations of Atlas, the accounting acquiree.

(6)	Does not reflect a non-recurring charge related to forgiveness of notes receivable from shareholders of $94,601 and other related party receivables of $1,727, which will be expensed and treated as compensation in the period in which the Merger is consummated. In lieu of forgiving such loans, prior to the consummation of the Merger Koosharem may donate a portion of such loans to a public charity and forgive the remaining amounts. Only the portion of such loans forgiven will be treated as compensation.

(7)	To eliminate the historical interest income of Atlas assuming cash held in the trust account net of Atlas transaction expenses is used to reduce Koosharem debt as of the beginning of the relevant period.

(8)	To eliminate interest income earned on the note receivable from an affiliate of Koosharem’s majority shareholder assuming the note is forgiven and/or donated as of the beginning of the relevant period.

(9)	To reflect (a) the reduction of interest expense of $7,364 and $11,708 for the nine months ended September 30, 2009 and the year ended December 31, 2008, respectively, in connection with the retirement of $100,000 of second lien loans and (b) the increase in interest expense on the first lien debt of $3,553 and $2,287 for the nine months ended September 30, 2009 and the year ended December 31, 2008, respectively, assuming no conversion, and $4,525 and $3,479 for the nine months ended September 30, 2009 and the year ended December 31, 2008, respectively, assuming maximum conversion. Despite the reduction of first lien debt in connection with the consummation of the Merger, pro forma interest expense attributable to the first lien debt increases due to the increase by 250 basis points of the interest rate on the first lien debt pursuant to the First Lien Credit Amendment.

Does not reflect a non-recurring charge related to a $3,000 premium on retirement of second lien debt.

(10)	To reflect the write-off of deferred financing costs of $2,741 associated with the reduction in first lien debt and second lien debt for the year ended December 31, 2008, and to reduce amortization expense of $429 and $316 associated with the reduction of the deferred financing fee asset in 2008 and in 2009, respectively.

(11)	To reflect pro forma income taxes as if Koosharem and Atlas were combined at the beginning of the relevant period, which involves the conversion of Koosharem and its subsidiaries from S-corporations to C-corporations and requires the recognition of income on an accrual basis rather than a cash basis.

(12)	The shares used to compute basic and diluted net loss per common share represent the weighted average common shares outstanding. Further, as the Company’s preferred stockholders have the right to participate, on a one-for-one basis, in any dividend declared on the Company’s common stock, basic and diluted net loss per common share are computed using the two-class method, under which the Company’s undistributed earnings are allocated amongst the common and preferred stockholders. Assuming no exercise of conversion rights, the weighted average common shares outstanding for purposes of calculating both basic and diluted loss per common share is 50.4 million shares which is comprised of (i) the 25.0 million shares of Atlas common stock currently outstanding less the 1.0 million shares of Atlas common stock held by Atlas founders that will be cancelled upon consummation of the Merger, (ii) the issuance of 1.7 million shares of Atlas common stock in exchange for 25.8 million Atlas warrants, and (iii) the issuance of 24.7 million shares of Atlas common stock to shareholders of Koosharem. The calculation excludes up to 6.0 million additional shares of Atlas common stock issuable to shareholders of Koosharem upon achievement of certain earnout targets specified in the Merger Agreement. The issuance of 1.7 million shares of Atlas common stock in exchange for 25.8 million Atlas warrants referenced above would result in a non-recurring charge (potentially up to $10,000) to Atlas immediately prior to the Merger; therefore, the exchange is not reflected in the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2008 or for the nine months ended September 30, 2009.

Assuming maximum exercise of conversion rights, the weighted average common shares outstanding for purposes of calculating both basic and diluted loss per common share is 44.4 million shares which is comprised of (i) the 25.0 million shares of Atlas common stock currently outstanding less (x) the 1.0 million shares of Atlas common stock held by Atlas founders that will be cancelled upon consummation of the Merger and (y) the 6.0 million shares of Atlas common stock that will be redeemed from Atlas stockholders electing to convert their shares into a pro rata portion of the trust account, (ii) the issuance of 1.7 million shares of Atlas common stock in exchange for 25.8 million Atlas warrants, and (iii) the issuance of 24.7 million shares of Atlas common stock to shareholders of Koosharem. The calculation excludes up to 6.0 million additional shares of Atlas common stock issuable to shareholders of Koosharem upon achievement of certain earnout targets specified in the Merger Agreement. The issuance of 1.7 million shares of Atlas common stock in exchange for 25.8 million Atlas warrants referenced above would result in a non-recurring charge (potentially up to $10,000) to Atlas immediately prior to the Merger; therefore, the exchange is not reflected in the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2008 or for the nine months ended September 30, 2009.

INDEX TO FINANCIAL STATEMENTS

Page
Atlas Acquisition Holdings Corp. Condensed Interim Financial Statements:

Balance Sheets as of September 30, 2009 (unaudited) and December 31, 2008	F-3

Statements of Operations (unaudited) for the three months ended September  30, 2009 and 2008, for the nine months ended September 30, 2009 and 2008, and for the period from September 6, 2007 (date of inception) to September 30, 2009

F-4

Statements of Stockholders’ Equity for the period September 6, 2007 (date of inception) to September 30, 2009 (unaudited)	F-5

Statements of Cash Flows (unaudited) for the nine months ended September 30, 2009 and 2008, and for the period September 6, 2007 (date of inception) to September 30, 2009 (unaudited)	F-6

Notes to Financial Statements	F-7

Atlas Acquisition Holdings Corp. Audited Financial Statements:

Report of Independent Registered Public Accounting Firm	F-15

Balance Sheets as of December 31, 2008 and 2007	F-16

Statements of Operations for the year ended December 31, 2008, the period September 6, 2007 (date of inception) to December 31, 2008 and December 31, 2007	F-17

Statements of Stockholders’ Equity for period September 6, 2007 (date of inception) to December 31, 2008	F-18

Statements of Cash Flows for the year ended December 31, 2008, the period September 6, 2007 (date of inception) to December 31, 2008 and December 31, 2007	F-19

Notes to Financial Statements	F-20

Koosharem Corporation Consolidated Condensed Interim Financial Statements:

Consolidated Condensed Balance Sheets (Unaudited) as of October 4, 2009 and December 28, 2008	F-29

Consolidated Condensed Statements of Operations (Unaudited) for the Interim Periods Ended October 4, 2009 and October 5, 2008	F-30

Consolidated Condensed Statement of Shareholders’ Deficit (Unaudited) for the Interim Period Ended October 4, 2009	F-31

Consolidated Condensed Statements of Cash Flows (Unaudited) for the Interim Periods Ended October 4, 2009 and October 5, 2008	F-32

Notes to Consolidated Financial Statements	F-33

Koosharem Corporation Consolidated Annual Financial Statements:

Reports of Independent Registered Public Accounting Firms	F-50

Consolidated Balance Sheets as of December 28, 2008 and December 30, 2007	F-52

Consolidated Statements of Operations for the Years ended December 28, 2008, December 30, 2007 and December 31, 2006	F-53

ATLAS ACQUISITION HOLDINGS CORP.

(a corporation in the development stage)

CONDENSED BALANCE SHEETS

	September 30, 2009	December 31, 2008
	(Unaudited)
ASSETS
CURRENT ASSETS:

Cash and cash equivalents	$44,143	$1,070,021
Prepaid expenses	66,972	6,696

Total current assets	111,115	1,076,717

Investments held in Trust Account	200,045,752	200,069,415
Deferred tax asset	556,000	235,000

TOTAL ASSETS	$200,712,867	$201,381,132

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES:

Accrued expenses	$19,460	$181,556

Total current liabilities	19,460	181,556

LONG-TERM LIABILITIES:
Deferred underwriting fee	8,955,000	8,955,000

Common stock subject to possible redemption (5,999,999 shares at redemption value)	59,999,990	59,999,990

COMMITMENTS

STOCKHOLDERS’ EQUITY:
Preferred stock, $.001 par value; 100,000,000 shares authorized; none issued	—	—
Common stock, $.001 par value; 300,000,000 shares authorized, 25,000,000 shares issued and outstanding (including 5,999,999 shares subject to redemption) at September 30, 2009 and December 31, 2008	25,000	25,000
Additional paid-in capital	131,145,978	131,145,978
Retained earnings accumulated during the development stage	567,439	1,073,608

TOTAL STOCKHOLDERS’ EQUITY	131,738,417	132,244,586

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$200,712,867	$201,381,132

The accompanying notes are an integral part of these condensed interim financial statements.

ATLAS ACQUISITION HOLDINGS CORP.

(a corporation in the development stage)

CONDENSED STATEMENTS OF OPERATIONS

	For the three months ended September 30, 2009	For the three months ended September 30, 2008	For the nine months ended September 30, 2009	For the nine months ended September 30, 2008	For the period September 6, 2007 (date of inception) to September 30, 2009
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Operating expenses
General and administrative costs	$417,082	$177,795	$1,072,075	$591,349	$1,912,728

Loss from operations	(417,082)	(177,995)	(1,072,075)	(591,349)	(1,912,728)

Other income (expense)
Interest income	176,775	741,753	302,906	2,153,790	2,772,959
Interest expense	—	—	—	(655)	(2,792)

Income (loss) before provision for income taxes	(240,307)	563,958	(769,169)	1,561,786	857,439
Provision for (benefit from) income taxes	(82,000)	192,000	(263,000)	526,000	290,000

Net income (loss) for the period	$(158,307)	$371,958	$(506,169)	$1,035,786	$567,439

Weighted average number of common shares outstanding (not subject to possible conversion):
Basic	19,000,001	19,000,001	19,000,001	17,720,804	16,485,781

Diluted	19,000,001	25,212,156	19,000,001	23,132,535	21,606,808

Net income (loss) per common share not subject to possible conversion:
Basic	$(0.01)	$0.02	$(0.03)	$0.06	$0.03

Diluted	$(0.01)	$0.01	$(0.03)	$0.04	$0.03

Maximum number of common shares subject to possible conversion:
Weighted average number of shares	5,999,999	5,934,782	5,999,999	5,364,963	4,841,269

Net income (loss) per common share subject to possible conversion, basic and diluted	$—	$—	$—	$—	$—

The accompanying notes are an integral part of these condensed interim financial statements.

ATLAS ACQUISITION HOLDINGS CORP.

(a corporation in the development stage)

CONDENSED STATEMENTS OF STOCKHOLDERS’ EQUITY

For the period September 6, 2007 (date of inception) to September 30, 2009

	Common Stock		Additional Paid-In Capital	Retained Earnings (deficit accumulated during the development stage)	Total Stockholders’ Equity
	Shares	Amount
Balances, September 6, 2007 (date of inception)	—	$—	$—	$—	$—
Issuance of common stock at $0.004 per share to initial stockholders	5,750,000	5,750	17,250	—	23,000
Net loss for the period	—	—	—	(12,137)	(12,137)

Balances, December 31, 2007	5,750,000	5,750	17,250	(12,137)	10,863

Proceeds from issuance of 5,800,000 insider warrants at $1.00 per warrant in private placement	—	—	5,800,000	—	5,800,000
Sale of 20,000,000 units through public offering at $10.00 per unit net of underwriters’ discount and offering costs (including 5,999,999 shares of common stock subject to possible redemption)	20,000,000	20,000	185,327,968	—	185,347,968
Proceeds from public offering subject to possible redemption, 5,999,999 shares			(59,999,990)	—	(59,999,990)
Forfeiture of founders’ shares	(750,000)	(750)	750	—	—
Net income for the year	—	—	—	1,085,745	1,085,745

Balances, December 31, 2008	25,000,000	$25,000	$131,145,978	$1,073,608	$132,244,586

Net loss for the period (Unaudited)	—	—	—	(506,169)	(506,169)

Balances, September 30, 2009 (Unaudited)	25,000,000	$25,000	$131,145,978	$567,439	$131,738,417

The accompanying notes are an integral part of these condensed interim financial statements.

ATLAS ACQUISITION HOLDINGS CORP.

(a corporation in the development stage)

CONDENSED STATEMENTS OF CASH FLOWS

	For the nine months ended September 30, 2009	For the nine months ended September 30, 2008	For the period September 6, 2007 (date of inception) to September 30, 2009
	(Unaudited)	(Unaudited)	(Unaudited)
Cash flows from operating activities:
Net income (loss) for the period	$(506,169)	$1,035,786	$567,439

Adjustments to reconcile income (loss) for the period to net cash provided by (used in) operating activities:
Deferred tax benefit	(321,000)	(168,000)	(556,000)
Changes in operating assets and liabilities:
Prepaid expenses	(60,276)	(44,700)	(66,972)
Accrued expenses	(162,096)	97,095	19,460
Accrued interest on notes payable to initial stockholders	—	(2,137)	—

Net cash provided by (used in) operating activities	(1,049,541)	918,044	(36,073)

Cash flows from investing activities:
Accrued interest earned on Trust Account	23,663	—	(45,752)
Change in Trust Account	—	(200,219,661)	(200,000,000)

Net cash used in (provided by) investing activities	23,663	(200,219,661)	(200,045,752)

Cash flows provided by financing activities:
Proceeds from issuance of common stock to initial stockholders	—	—	23,000
Proceeds from notes payable to initial stockholders	—	—	150,000
Payments on notes payable to initial stockholders	—	(150,000)	(150,000)
Proceeds from issuance of warrants in private placement	—	5,800,000	5,800,000
Proceeds from public offering	—	200,000,000	200,000,000
Payment of registration costs and underwriters’ fees	—	(5,599,599)	(5,697,032)

Net cash provided by financing activities	—	200,050,401	200,125,968

Net increase (decrease) in cash and cash equivalents	(1,025,878)	748,784	44,143

Cash and cash equivalents:
Beginning of period	1,070,021	65,567	—

End of period	$44,143	$814,351	$44,143

Supplemental disclosure of non-cash financing activities:
Accrual of deferred underwriting fees	$—	$8,955,000	$8,955,000

Proceeds from public offering reclassified to mezzanine debt for common stock subject to possible redemption	$—	$59,999,990	$59,999,990

Reclass from common stock to additional paid-in capital for the forfeiture of founders’ shares	$—	$750	$750

Supplemental disclosure of cash flows information:
Cash paid for income taxes	$65,000	$709,000	$869,000

The accompanying notes are an integral part of these condensed interim financial statements.

ATLAS ACQUISITION HOLDINGS CORP.

(a corporation in the development stage)

NOTES TO CONDENSED INTERIM FINANCIAL STATEMENTS

Note 1 — Discussion of the Company’s Organization and Business Operations

Atlas Acquisition Holdings Corp. (a corporation in the development stage) (the “Company”) was incorporated on September 6, 2007 for the purpose of acquiring, through a merger, capital stock exchange, asset acquisition, stock purchase or other similar business combination, an unidentified operating business (“Business Combination”). The Company’s efforts in identifying a prospective target business (“Target Business”) are not limited to a particular industry segment. All activities from September 6, 2007 (date of inception) through September 30, 2009 were related to the Company’s formation, capital raising activities and identifying prospective target businesses. The Company has selected December 31st as its fiscal year end.

The Company is considered to be a development stage company and, as such, the financial statements presented herein are presented as those of a development stage company. The Company is subject to the risks associated with the activities of development stage companies.

The registration statement for the Company’s initial public offering (“Offering”) was declared effective on January 23, 2008. The Company consummated the offering on January 30, 2008 for gross proceeds of $200 million, and contemporaneous with the consummation of the Offering, the Company’s stockholders prior to the offering (“Initial Stockholders”) purchased an aggregate of 5,800,000 warrants at $1.00 per warrant (“Insider Warrants”) in a private placement transaction (“Private Placement”). The Company’s management intends to apply substantially all of the net proceeds of the Offering and the Private Placement toward consummating a Business Combination. The initial Target Business must have a fair market value equal to at least 80% of the Company’s net assets, excluding the amount held in the trust account (“Trust Account”) representing the deferred portion of the underwriters’ discount (Note 7), at the time of such acquisition. However, there is no assurance that the Company will be able to successfully effect a Business Combination.

Management has agreed that $200 million or $10.00 per Unit sold in the Offering, which includes the $5.8 million received from the Private Placement will be held in the Trust Account and maintained by American Stock Transfer & Trust Company acting as trustee. The money will be invested in permitted U.S. “government securities,” within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended (“Investment Company Act”) having a maturity of 180 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act, of which $8,955,000 or $0.45 per Unit will be paid to the underwriters only upon the consummation of a Business Combination. The placing of funds in the Trust Account may not protect those funds from third party claims against the Company. Although the Company will seek to have all vendors, prospective acquisition targets or other entities it engages, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to any monies held in the Trust Account, there is no guarantee that they will execute such agreements. Up to an aggregate of $3.5 million earned on the monies held in the Trust Account and $100,000 of net proceeds not held in trust at the close of the Offering may be used to pay for due diligence of prospective Target Businesses, legal and accounting fees relating to Securities and Exchange Commission (“SEC”) reporting obligations and working capital to cover miscellaneous expenses, director and officer insurance and reserves. Since the consummation of the Offering through September 30, 2009, the Company has generated $2,752,141 of interest income on the net proceeds of the Offering held in the Trust Account, of which $1,837,389 has been withdrawn for working capital purposes and $45,752 has been credited to the balance of the Trust Account and not withdrawn. The Company has also withdrawn $869,000 from the Trust Account for the payment of income taxes. At September 30, 2009, the Company had the right to withdraw from the Trust Account an additional $1,662,611 for working capital purposes. Although the Company has the authority to withdraw such additional funds from the Trust Account in the future for working capital purposes before reaching the $3,500,000 that may be released to it, the Company does not expect that its earnings on the Trust Account will be sufficient to enable it to withdraw this amount based on current average yield rates on qualified securities.

ATLAS ACQUISITION HOLDINGS CORP.

(a corporation in the development stage)

NOTES TO CONDENSED INTERIM FINANCIAL STATEMENTS (CONTINUED)

The Company, after signing a definitive agreement for a Business Combination, is obliged to submit such transaction for approval by a majority of the public stockholders of the Company (“Public Stockholders”). Stockholders that vote against such proposed Business Combination and exercise their redemption rights are, under certain conditions described below, entitled to convert their shares into a $10.00 per share distribution from the Trust Account (“Redemption Right”). The actual per share redemption price will be equal to the amount in the Trust Account (inclusive of any interest thereon, net of tax), calculated as of two business days prior to the proposed Business Combination, divided by the number of shares sold in the Offering, or approximately $10.00 per share, based on the value of the Trust Account as of September 30, 2009.

The Initial Stockholders have agreed to vote their 5,000,000 founding shares of Common Stock in accordance with the manner in which the majority of the shares of Common Stock sold in the Offering are voted by the Company’s Public Stockholders with respect to a Business Combination. In the event that a majority of the outstanding shares of Common Stock voted by the Company’s Public Stockholders vote for the approval of the Business Combination and holders owning 30% or more of the outstanding Common Stock do not vote against the Business Combination and do not exercise their Redemption Rights, the Business Combination may then be consummated.

The Company’s Certificate of Incorporation provides that the Company’s corporate existence will cease in the event it does not consummate a Business Combination by January 23, 2010. If the Company does not effect a Business Combination by January 23, 2010 (the “Target Business Acquisition Period”), the Company’s corporate existence will cease. In such case, the Company will dissolve and liquidate for the purpose of winding up its affairs and will promptly distribute the amount held in the Trust Account, which is substantially all of the proceeds from the Offering, including any accrued interest, to its Public Stockholders in proportion to their respective equity interests. As of September 30, 2009, the Company has not executed any definitive agreements related to an acquisition.

With respect to a Business Combination which is approved and consummated, any Public Stockholders who vote against the Business Combination and exercise their Redemption Right will have their common shares cancelled and returned to the status of authorized but unissued shares. The share price will be $10.00 per share cash payment (which includes $0.45 attributable to the deferred underwriting compensation) if the Business Combination is completed, plus any interest earned on their portion of the Trust Account but less any interest that has been released to the Company to fund its working capital requirements and to pay any of its tax obligations. Accordingly, Public Stockholders holding less than 30% of the aggregate number of shares owned by all Public Stockholders may seek redemption of their shares in the event of a Business Combination.

Note 2 — Initial Public Offering

In its initial public offering, effective January 23, 2008 (closed on January 30, 2008), the Company sold to the public 20,000,000 units (the “Units” or a “Unit”) at a price of $10.00 per Unit. Net proceeds from the initial public offering totaled approximately $185.3 million, which was net of approximately $5.7 million in underwriting fees and other expenses paid at closing and approximately $9.0 million of deferred underwriting fees. Each Unit consists of one share of the Company’s common stock, $.001 par value (“Common Stock”), and one warrant (a “Public Warrant” and, together with Insider Warrants, “Warrants”).

$194.2 million of the net proceeds from the initial public offering (which includes $8,955,000 of the proceeds attributable to the underwriters’ discount), plus $5.8 million the Company received from the sale of the Insider Warrants simultaneously with the consummation of the Offering, has been placed into the Trust Account at Bank of America, which is maintained by American Stock Transfer & Trust Company, as trustee. The

ATLAS ACQUISITION HOLDINGS CORP.

(a corporation in the development stage)

NOTES TO CONDENSED INTERIM FINANCIAL STATEMENTS (CONTINUED)

proceeds held in trust will only be invested in U.S. “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 180 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated thereunder.

Proceeds held in the Trust Account will not be available for the Company’s use for any purpose, except to pay any taxes and up to $3.5 million can be taken from the interest earned on the Trust Account to fund the Company’s working capital.

Note 3 — Summary of Significant Accounting Policies

Interim Financial Statements — The accompanying unaudited condensed interim financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America and pursuant to the rules and regulations of the SEC and should be read in conjunction with the Company’s audited financial statements and footnotes thereto for the year ended December 31, 2008 included in the Company’s Annual Report on Form 10-K filed with the SEC on February 27, 2009. Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been omitted pursuant to such rules and regulations. However, the Company believes that the disclosures are adequate to make the information presented not misleading. The financial statements reflect all adjustments (consisting primarily of normal recurring adjustments) that are, in the opinion of management necessary for a fair presentation of the Company’s financial position and results of operations. The operating results for any interim period are not necessarily indicative of the results to be expected for the full year.

Development Stage — The Company is in the development stage. To date, the Company has not generated any revenues and has devoted its efforts to various start-up activities including development and capital raising.

Cash and Cash Equivalents — Included in cash and cash equivalents are deposits with financial institutions as well as short-term money market instruments with original maturities of three months or less when purchased.

Investments Held in Trust Account — The Company’s restricted investments held in the Trust Account at September 30, 2009 are currently invested in three money market funds that include, among other things, short-term debt securities issued or guaranteed by the U.S. government and domestic or foreign financial institutions, commercial paper and other short-term corporate obligations, repurchase agreements, and asset-backed securities. The Company may in the future invest the proceeds held in trust in different money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act of 1940 or U.S. “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act of 1940 having a maturity of 180 days or less. The Company recognized interest income of $175,943 and $736,777 on investments held in the Trust Account for the three months ended September 30, 2009 and 2008, respectively, $297,916 and $2,143,994 for the nine months ended September 30, 2009 and 2008, respectively, and $2,752,141 for the period from inception (September 6, 2007) to September 30, 2009, which are included on the accompanying statements of operations.

Concentration of Credit Risk — Financial instruments that potentially subject the Company to a significant concentration of credit risk consist primarily of cash and investments held in the Trust Account. The Company may maintain deposits in federally insured financial institutions in excess of federally insured limits. However, management believes the Company is not exposed to significant credit risk due to the financial position of the depository institutions in which those deposits are held.

ATLAS ACQUISITION HOLDINGS CORP.

(a corporation in the development stage)

NOTES TO CONDENSED INTERIM FINANCIAL STATEMENTS (CONTINUED)

Earnings Per Share — The Company complies with the provisions of ASC 260-10-45, which requires dual presentation of basic and diluted earnings per share on the face of the statement of operations. Basic net income per share is computed by dividing net income by the weighted average common shares outstanding for the period. Diluted net income per share reflects the potential dilution that could occur if Warrants were to be exercised or converted or otherwise resulted in the issuance of Common Stock that then shared in the earnings of the entity.

The Company’s statement of operations includes a presentation of net income per share for Common Stock subject to possible redemption in a manner similar to the two-class method of net income per share. Basic and diluted income per common share amounts for the maximum number of shares subject to possible redemption are calculated by dividing the net interest income attributable to common shares subject to redemption by the weighted average number of common shares subject to possible redemption.

Basic and diluted net income per share amounts for the shares outstanding not subject to redemption is calculated by dividing the net income (loss) by the weighted average number of shares not subject to possible redemption. The Company has dilutive securities in the form of 25,800,000 Warrants, including 5,800,000 Insider Warrants which resulted in approximately 6,212,155 and 5,411,731 incremental common shares for the three and nine months ended September 30, 2008, respectively, and resulted in 5,121,027 from September 6, 2007 (date of inception) to September 30, 2009, using the treasury stock method, based on the assumed exercise of the Warrants. No incremental shares were included in diluted loss per common share for the three and nine months ended September 30, 2009 since the Company reported a net loss for the period then ended, and their inclusion would be anti-dilutive. The incremental shares are added to the basic weighted average number of common shares outstanding (not subject to possible redemption), used in the calculation of diluted net income per share.

Fair Value of Financial Instruments — The carrying amounts of the Company’s assets and liabilities that qualify as financial instruments under FASB ASC 820, “Fair Value Measurements and Disclosures” (formerly FAS 157, Fair Value Measurements), approximate their fair value presented in the accompanying condensed balance sheets, due to their short-term maturities.

Use of Estimates — The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires the Company’s management to make estimates and assumptions that affect certain reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes — The Company accounts for income taxes in accordance with FASB ASC 740, Income Taxes. FASB ASC 740 prescribes the use of the liability method whereby deferred tax asset and liability account balances are determined based on differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. The Company provides a valuation allowance, if necessary, to reduce deferred tax assets to their estimated realizable value.

FASB ASC 740-10 clarifies the accounting for income taxes, by prescribing a minimum recognition threshold a tax position is required to meet before being recognized in the financial statements. It also provides guidance on derecognition, measurement and classification of amounts relating to uncertain tax positions, accounting for and disclosure of interest and penalties, accounting in interim periods, disclosures and transition relating to the adoption of the new accounting standard.

ATLAS ACQUISITION HOLDINGS CORP.

(a corporation in the development stage)

NOTES TO CONDENSED INTERIM FINANCIAL STATEMENTS (CONTINUED)

Common Stock Subject to Possible Redemption

Securities that are convertible into cash or other assets are classified outside of permanent equity if they are convertible at the option of the holder. In addition, if the redemption causes a liquidation event, the convertible securities should not be classified outside of permanent equity. As discussed in Note 1, a Business Combination will only be consummated if a majority of the shares of Common Stock voted by the Public Stockholders are voted in favor of a Business Combination and Public Stockholders holding less than 30% (6,000,000) of common shares sold in the Offering exercise their redemption rights. As further discussed in Note 1, if a Business Combination is not consummated by January 23, 2010, the Company will liquidate. Accordingly, 5,999,999 shares of Common Stock have been classified outside of permanent equity at redemption value. The Company recognizes changes in the redemption value immediately as they occur and adjusts the carrying value of the convertible Common Stock to equal its redemption value at the end of each reporting period.

Recently Issued Accounting Guidance

In June 2009, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Codification (“ASC”) 810, Consolidation, (formerly SFAS No. 167, Amendments to FASB Interpretation No. 46(R)) regarding the consolidation of variable interest entities. ASC 810 is intended to improve financial reporting by providing additional guidance to companies involved with variable interest entities and by requiring additional disclosures about a company’s involvement in variable interest entities. This standard is effective for interim and annual periods ending after November 15, 2009, which will not have a material impact on the Company’s financial statements.

In June 2009, the FASB issued ASC 860, Transfers and Servicing (formerly SFAS No. 166, Accounting for Transfers of Financial Assets). ASC 860 requires more information about transfers of financial assets and where companies have continuing exposure to the risk related to transferred financial assets. ASC 860 eliminates the concept of a qualifying special purpose entity, changes the requirements for derecognizing financial assets and requires additional disclosure. This standard is effective for interim and annual periods ending after November 15, 2009, which will not have a material impact on the Company’s financial statements.

In June 2009, the FASB issued ASC 105, Generally Accepted Accounting Principles (formerly SFAS No. 168, The “FASB Accounting Standards Codification”™ and the Hierarchy of Generally Accepted Accounting Principles — a replacement of FASB Statement No. 162). ASC 105 establishes the FASB ASC as the single source of authoritative nongovernmental U.S. GAAP, except for SEC rules and interpretive releases, which are sources of authoritative GAAP for SEC registrants. The standard is effective for interim and annual periods ending after September 15, 2009. The Company adopted the provisions of the standard on September 30, 2009, which did not have a material impact on its unaudited condensed financial statements.

In May 2009, the FASB issued ASC 855, Subsequent Events (formerly SFAS No. 165, Subsequent Events). ASC 855 establishes general accounting standards and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. ASC 855 sets forth the period after the balance sheet date during which management of a reporting entity should evaluate events or transactions that may occur for potential recognition or disclosure in the financial statements, the circumstances under which an entity should recognize events or transactions occurring after the balance sheet date in its financial statements, and the disclosures that an entity should make about events or transactions that occurred after the balance sheet date. ASC 855 is effective for fiscal years and interim periods ended after June 15, 2009. The Company adopted the provisions of the standard, which had no effect on the unaudited condensed financial statements and subsequent events through the date of this report. The Company evaluated subsequent events from October 1, 2009 to November 9, 2009, the date the Company issued its unaudited condensed consolidated financial statements.

ATLAS ACQUISITION HOLDINGS CORP.

(a corporation in the development stage)

NOTES TO CONDENSED INTERIM FINANCIAL STATEMENTS (CONTINUED)

The Company does not believe that any other recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying condensed interim financial statements.

Note 4 — Deferred Registration Costs

The Company complied with the requirements of SEC Staff Accounting Bulletin (SAB) Topic 5A “Expenses of Offering.” Deferred registration costs consisted principally of legal and accounting fees incurred related to the Offering and were charged to additional paid-in capital upon the completion of the Offering.

Note 5 — Notes Payable to Initial Stockholders

The Company issued an aggregate of $150,000 in unsecured promissory notes to two of its Initial Stockholders or their affiliates on September 19, 2007 (the “Notes”). The Notes bore interest at a rate of 5% per annum and were payable in full within 60 days following the consummation of the Offering. The Notes, along with accrued interest, were repaid in full on January 31, 2008 in connection with the consummation of the Offering.

Note 6 — Fair Value Measurements

Effective January 1, 2008, the Company implemented FASB ASC 820 “Fair Value Measurements and Disclosures” (ASC 820) for its financial assets and liabilities that are re-measured and reported at fair value at each reporting period, and non-financial assets and liabilities that are re-measured and reported at fair value at least annually. The adoption of ASC 820 to the Company’s financial assets and liabilities and non-financial assets and liabilities that are re-measured and reported at fair value at least annually did not have an impact on the Company’s financial results.

ASC 820 establishes a valuation hierarchy for disclosure of the inputs to valuation used to measure fair value. This hierarchy prioritizes the inputs into three broad levels as follows: Level 1 inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities; Level 2 inputs are quoted prices for similar assets and liabilities in active markets or inputs that are observable for the asset or liability, either directly or indirectly and Level 3 inputs are unobservable inputs for which little or no market data exists, therefore requiring a company to develop its own assumptions.

The following table shows, by level within the fair value hierarchy, the Company’s financial assets and liabilities that are accounted for at fair value on a recurring basis at September 30, 2009:

Description	September 30, 2009	Quoted Prices in Active Markets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets:
Cash and cash equivalents	$44,143	$44,143	$—	$—
Investments held in Trust Account	200,045,752	200,045,752	—	—

Total	$200,089,895	$200,089,895	$—	$—

The fair values of the Company’s cash equivalents and investments held in the Trust Account are determined through market, observable and corroborated sources.

ATLAS ACQUISITION HOLDINGS CORP.

(a corporation in the development stage)

NOTES TO CONDENSED INTERIM FINANCIAL STATEMENTS (CONTINUED)

Note 7 — Commitments

Administrative Fees

Commencing on January 23, 2008, the Company agreed to pay an affiliate of one of its sponsors $10,000 per month for office, administrative, technology, and secretarial services. The Company recognized $30,000 and $30,000 of such expense during the three months ended September 30, 2009 and 2008, respectively, $90,000 and $82,903 of such expense during the nine months ended September 30, 2009 and 2008, respectively, and $202,903 for the period from inception (September 6, 2007) to September 30, 2009, which is included in general and administrative costs on the accompanying condensed statements of operations.

Underwriting Agreement

In connection with the Offering, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with the underwriters of the Offering. The Company paid an underwriting discount of 2.5225% of the Offering proceeds ($5,045,000) to the underwriters at the closing of the Offering. The Company will pay the underwriters an additional fee of 4.4775% of the Offering proceeds ($8,955,000) upon the consummation of a Business Combination.

Note 8 — Capital Stock

Preferred Stock

The Company is authorized to issue 100,000,000 shares of $.001 par value preferred stock with such designations, voting and other rights and preferences as may be determined from time-to-time by the Board of Directors.

Common Stock

The Company is authorized to issue an aggregate of 300,000,000 shares of $.001 par value Common Stock.

Public Warrants

Each Public Warrant included in the Units sold in the Offering will be exercisable for one share of Common Stock. Except as set forth below, the Public Warrants entitle the holder to purchase shares of Common Stock at $7.00 per share, subject to adjustment in the event of stock dividends and splits, reclassifications, combinations and similar events, for a period commencing on the completion of a Business Combination and ending four years from the date of the Offering. The Company has the ability to redeem the Public Warrants, in whole or in part, at a price of $.01 per Public Warrant, at any time after the Public Warrants become exercisable, upon a minimum of 30 days prior written notice of redemption, and if, and only if, the last sale price of the Company’s Common Stock equals or exceeds $14.25 per share, for any 20 trading days within a 30-trading-day period ending three business days before the Company sent the notice of redemption. If the Company dissolves before the consummation of a Business Combination, there will be no distribution from the Trust Account with respect to such Public Warrants, which will expire worthless. In addition, under no circumstances will the Company be required to net cash settle the exercise of the Public Warrants.

Insider Warrants

The Insider Warrants, sold concurrently with the Offering in the Private Placement, are substantially identical to the Public Warrants and may not be sold or transferred, except in limited circumstances, until after

ATLAS ACQUISITION HOLDINGS CORP.

(a corporation in the development stage)

NOTES TO CONDENSED INTERIM FINANCIAL STATEMENTS (CONTINUED)

the consummation of a Business Combination. If the Company dissolves before the consummation of a Business Combination, there will be no distribution from the Trust Account with respect to such Insider Warrants, which will expire worthless.

As the proceeds from the exercise of the Public Warrants and Insider Warrants will not be received until after the completion of a Business Combination, the expected proceeds from exercise will not have any effect on the Company’s financial condition or results of operations prior to a Business Combination.

The sale of the Insider Warrants did not result in any stock-based compensation expense as the Insider Warrants were sold at or above fair value.

Registration Rights — Warrants

In accordance with the Warrant Agreement related to the Public Warrants and the registration rights agreement associated with the Insider Warrants, the Company is only required to use its reasonable best efforts to register the Warrants and the shares of Common Stock issuable upon exercise of the Warrants and once effective to use its reasonable best efforts to maintain the effectiveness of such registration statement. The Company is not obligated to deliver securities, and there are no contractual penalties for failure to deliver securities, if a registration statement is not effective at the time of exercise. However, with regards to the Insider Warrants, the Company may satisfy its obligation by delivering unregistered shares of Common Stock. In the event that a registration statement is not effective at the time of exercise, the holder of the Public Warrants shall not be entitled to exercise. Consequently, the Warrants may expire unexercised and unredeemed. The holders of Warrants do not have the rights or privileges of holders of the Company’s Common Stock or any voting rights until such holders exercise their respective Warrants and receive shares of the Company’s Common Stock.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of Atlas Acquisition Holdings Corp.:

We have audited the accompanying balance sheets of Atlas Acquisition Holdings Corp. (the “Company”) as of December 31, 2008 and December 31, 2007, and the related statements of operations and cash flows for the year ended December 31, 2008 and for the periods from September 6, 2007 (date of inception) to December 31, 2008 and 2007, and the statement of stockholders’ equity from September 6, 2007 (date of inception) to December 31, 2008. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Atlas Acquisition Holdings Corp. (a corporation in the development stage) as of December 31, 2008 and December 31, 2007, and the results of its operations and its cash flows for year ended December 31, 2008 and for the periods from September 6, 2007 (date of inception) to December 31, 2008 and 2007 in conformity with U.S. generally accepted accounting principles.

/s/ Rothstein, Kass & Company, P.C.

Roseland, New Jersey

February 25, 2009

ATLAS ACQUISITION HOLDINGS CORP.

(a corporation in the development stage)

BALANCE SHEETS

	December 31, 2008	December 31, 2007
ASSETS
Current Assets:
Cash and cash equivalents	$1,070,021	$65,567
Prepaid expenses	6,696	—
Deferred registration Costs	—	242,199

Total current assets	1,076,717	307,766

Investments held in Trust	200,069,415	—
Deferred tax asset	235,000	—

Total Assets	$201,381,132	$307,766

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities:
Accrued registration costs	$—	$144,766
Accrued expenses	181,556	—
Notes payable to initial stockholders including related interest	—	152,137

Total current liabilities	181,556	296,903

Long-Term Liabilities:
Deferred underwriting fee	8,955,000	—

Common stock subject to possible redemption (5,999,999 shares at redemption value, $10.00 per share)	59,999,990	—

Commitments

Stockholders’ Equity
Preferred stock, $.001 par value; 100,000,000 shares authorized; none issued	—	—
Common Stock, $.001 par value; 300,000,000 shares authorized, 25,000,000 shares issued and outstanding (including 5,999,999 shares subject to redemption) at December 31, 2008 and 5,750,000 shares issued and outstanding at December 31, 2007	25,000	5,750
Additional paid-in capital	131,145,978	17,250
Retained earnings (deficit accumulated in the development stage)	1,073,608	(12,137)

Total Stockholders’ Equity	132,244,586	10,863

Total Liabilities and Stockholders’ Equity	$201,381,132	$307,766

The accompanying notes are an integral part of these financial statements.

ATLAS ACQUISITION HOLDINGS CORP.

(a corporation in the development stage)

STATEMENTS OF OPERATIONS

	For the year ended December 31, 2008	For the period September 6, 2007 (date of inception) to
		December 31, 2007	December 31, 2008
Operating Expenses
General and administrative costs	$830,653	$10,000	$840,653

Loss from operations	(830,653)	(10,000)	(840,653)

Other income (expense)
Interest income	2,470,053	—	2,470,053
Interest expense	(655)	(2,137)	(2,792)

Income (loss) before provision for income taxes	1,638,745	(12,137)	1,626,608
Provision for income taxes	553,000	—	553,000

Net income (loss) for the period	$1,085,745	$(12,137)	$1,073,608

Weighted average number of common shares outstanding (not subject to possible redemption):
Basic	18,076,028	5,750,000	15,064,700

Diluted	23,467,283	5,750,000	19,138,837

Net income per common share not subject to possible redemption:
Basic	$0.06	$(0.00)	$0.07

Diluted	$0.05	$(0.00)	$0.06

Maximum number of shares subject to possible redemption:
Weighted average number of shares	5,539,725	—	4,186,335

Net income per common share subject to possible redemption:
Basic and diluted	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

ATLAS ACQUISITION HOLDINGS CORP.

(a corporation in the development stage)

STATEMENTS OF STOCKHOLDERS’ EQUITY

For the period September 6, 2007 (date of inception) to December 31, 2008

	Shares	Amount	Additional Paid-in Capital	Retained earnings (deficit accumulated in the development stage)	Total Stockholders’ Equity
Balances, September 6, 2007 (date of inception)	—	$—	$—	$—	$—
Issuance of common stock at $0.004 per share to initial stockholders	5,750,000	5,750	17,250	—	23,000
Net loss for the period	—	—	—	(12,137)	(12,137)

Balances, December 31, 2007	5,750,000	5,750	17,250	(12,137)	10,863

Proceeds from issuance of 5,800,000 insider warrants at $1.00 per warrant in private placement	—	—	5,800,000	—	5,800,000
Sale of 20,000,000 units through public offering at $10.00 per unit net of underwriters’ discount and offering costs (including 5,999,999 shares of common stock subject to possible redemption)	20,000,000	20,000	185,327,968	—	185,347,968
Proceeds from public offering subject to possible redemption, 5,999,999 shares			(59,999,990)	—	(59,999,990)
Forfeiture of founders shares	(750,000)	(750)	750	—	—
Net income for the year	—	—	—	1,085,745	1,085,745

Balances, December 31, 2008	25,000,000	$25,000	$131,145,978	$1,073,608	$132,244,586

The accompanying notes are an integral part of these financial statements.

ATLAS ACQUISITION HOLDINGS CORP.

(a corporation in the development stage)

STATEMENTS OF CASH FLOWS

	For the year ended December 31, 2008	For the period September 6, 2007 (date of inception) to
		December 31, 2007	December 31, 2008
Cash flows from operating activities:
Net income (loss) for the period	$1,085,745	$(12,137)	$1,073,608

Adjustments to reconcile net income (loss) for the period to net cash provided by (used in) operating activities:
Deferred tax benefit	(235,000)	—	(235,000)
Changes in operating assets and liabilities
Prepaid expenses	(6,696)	—	(6,696)
Accrued expenses	181,556	—	181,556
Accrued interest on notes payable to initial stockholders	(2,137)	2,137	—

Net cash provided by (used in) operating activities	1,023,468	(10,000)	1,013,468

Cash flows from investing activities:
Accrued interest earned on trust account	(69,415)	—	(69,415)
Change in trust account	(200,000,000)	—	(200,000,000)

Net cash used in investing activities	(200,069,415)	—	(200,069,415)

Cash flows from financing activities:
Proceeds from issuance of common stock to initial stockholders	—	23,000	23,000
Proceeds from notes payable to initial stockholders	—	150,000	150,000
Payments on notes payable to initial stockholders	(150,000)	—	(150,000)
Proceeds from issuance of warrants in private placement	5,800,000	—	5,800,000
Proceeds from public offering	200,000,000	—	200,000,000
Payment of underwriters’ discount and registration costs	(5,599,599)	(97,433)	(5,697,032)

Net cash provided by financing activities	200,050,401	75,567	200,125,968

Net increase in cash and cash equivalents	1,004,454	65,567	1,070,021

Cash and cash equivalents:
Beginning of period	65,567	—	—

End of period	$1,070,021	$65,567	$1,070,021

Supplemental disclosure of non-cash financing activities:
Accrual of deferred underwriting fees	$8,955,000	$—	$8,955,000

Accrued registration costs	$—	$144,766	$—

Proceeds from public offering reclassified to mezzanine debt for common stock subject to possible redemption	$59,999,990	$—	$59,999,990

Reclass from common stock to additional paid-in capital for the forfeiture of founders’ shares	$750	$—	$750

The accompanying notes are an integral part of these financial statements.

ATLAS ACQUISITION HOLDINGS CORP.

(a corporation in the development stage)

NOTES TO FINANCIAL STATEMENTS

Note 1 — Discussion of the Company’s Organization and Business Operations.

Atlas Acquisition Holdings Corp. (a corporation in the development stage) (the “Company”) was incorporated on September 6, 2007 for the purpose of acquiring, through a merger, capital stock exchange, asset acquisition, stock purchase or other similar business combination, an unidentified operating business (“Business Combination”). The Company’s efforts in identifying a prospective target business (a “Target Business”) will not be limited to a particular industry segment. All activities from September 6, 2007 (date of inception) through December 31, 2008 were related to the Company’s formation, capital raising activities and identifying prospective target businesses. The Company has selected December 31st as its fiscal year end.

The Company is considered to be a development stage company and, as such the financial statements presented herein are presented in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 7, “Accounting and Reporting by Development Stage Enterprises.” The Company is subject to the risks associated with the activities of development stage companies.

The registration statement for the Company’s initial public offering (“Offering”) was declared effective on January 23, 2008. The Company consummated the offering on January 30, 2008 for gross proceeds of $200 million and contemporaneous with the consummation of the Offering, the Company’s Founding Stockholders purchased 5,800,000 warrants in the aggregate at $1.00 per warrant (the “Insider Warrants”) in a private placement (the “Private Placement”). The Company’s management intends to apply substantially all of the net proceeds of the Offering and Private Placement toward consummating a Business Combination. The initial Target Business must have a fair market value equal to at least 80% of our net assets (excluding the amount held in the trust account (“Trust Account”) representing the deferred portion of the underwriters’ discount (Note 8)), at the time of such acquisition. However, there is no assurance that the Company will be able to successfully effect a Business Combination.

Management has agreed that $200 million or $10.00 per Unit sold in the Offering, which includes the $5.8 million received from the Private Placement of Insider Warrants will be held in the Trust Account and maintained by American Stock Transfer and Trust Company acting as trustee. The money will be invested in permitted United States “government securities,” within the meaning of Section 2(a) (16) of the Investment Company Act of 1940 having a maturity of 180 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act of 1940, of which $8,955,000 or $0.45 per Unit will be paid to the underwriters only upon the consummation of a Business Combination. The placing of funds in the Trust Account may not protect those funds from third party claims against the Company. Although the Company will seek to have all vendors, prospective acquisition targets or other entities it engages, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to any monies held in the Trust Account, there is no guarantee that they will execute such agreements. Up to an aggregate of $3.5 million earned on the monies held in the Trust Account and $100,000 of net proceeds not held in trust at the close of the Offering may be used to pay for due diligence of prospective Target Businesses, legal and accounting fees relating to Securities and Exchange Commission (“SEC”) reporting obligations and working capital to cover miscellaneous expenses, director and officer insurance and reserves.

The Company, after signing a definitive agreement for a Business Combination, is obliged to submit such transaction for approval by a majority of the public stockholders of the Company. Stockholders that vote against such proposed Business Combination and exercise their redemption rights are, under certain conditions described below, entitled to convert their shares into a $10.00 per share distribution from the Trust Account (the “Redemption Right”). The actual per share redemption price will be equal to the amount in the Trust Account

ATLAS ACQUISITION HOLDINGS CORP.

(a corporation in the development stage)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(inclusive of any interest thereon, net of tax), calculated as of two business days prior to the proposed Business Combination, divided by the number of shares sold in the Offering, or approximately $10.00 per share based on the value of the Trust Account as of December 31, 2008.

The Company’s stockholders prior to the Offering (the “Initial Stockholders”), have agreed to vote their 5,000,000 founding shares of common stock in accordance with the manner in which the majority of the shares of common stock offered in the Offering are voted by the Company’s public stockholders (the “Public Stockholders”) with respect to a Business Combination. In the event that a majority of the outstanding shares of common stock voted by the Company’s Public Stockholders vote for the approval of the Business Combination and holders owning 30% or more of the outstanding common stock do not vote against the Business Combination and do not exercise their Redemption Rights, the Business Combination may then be consummated.

If the Company has not completed a Business Combination within 24 months from the date of the Offering, (the “Target Business Combination Period”), the Company will dissolve and distribute to its Public Stockholders, in proportion to their respective equity interests, the amount held in the Trust Account, and any remaining net assets, after the distribution of the Trust Account. In the event of liquidation, the per share value of the residual assets remaining available for distribution (including Trust Account assets) may be less than the initial public offering price per share in the Proposed Offering.

With respect to a Business Combination which is approved and consummated, any Public Stockholders who vote against the Business Combination and exercise their Redemption Right will have their common shares cancelled and returned to the status of authorized but unissued shares. The share price will be $10.00 per share cash payment (which includes $0.45 attributable to the deferred underwriting compensation) if the Business Combination is completed, plus any interest earned on their portion of the Trust Account but less any interest that has been released to us to fund our working capital requirements and to pay any of our tax obligations. Accordingly, Public Stockholders holding less than 30% of the aggregate number of shares owned by all Public Stockholders may seek redemption of their shares in the event of a Business Combination.

Note 2 — Initial Public Offering.

In its initial public offering, effective January 23, 2008 (closed on January 30, 2008), the Company sold to the public 20,000,000 units (the “Units” or a “Unit”) at a price of $10.00 per Unit. Net proceeds from the initial public offering totaled approximately $185.3 million, which was net of approximately $5.7 million in underwriting fees and other expenses paid at closing and approximately $9.0 million of deferred underwriting fees. Each Unit consists of one share of the Company’s common stock and one warrant (a “Warrant”).

$194.2 million of the net proceeds from the initial public offering (which includes $8,955,000 of the proceeds attributable to the underwriters discount), plus $5.8 million the Company received from the sale of the Insider Warrants simultaneously with the consummation of the initial public offering, has been placed into the Trust Account at Bank of America, which is maintained by American Stock Transfer & Trust Company, as trustee. The proceeds held in trust will only be invested in U.S. “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended, having a maturity of 180 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated thereunder.

Proceeds held in the Trust Account will not be available for the Company’s use for any purpose, except to pay any taxes and up to $3.5 million can be taken from the interest earned on the Trust Account to fund the Company’s working capital.

ATLAS ACQUISITION HOLDINGS CORP.

(a corporation in the development stage)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Note 3 — Summary of Significant Accounting Policies.

Development Stage — The Company is in the development stage as defined in SFAS No. 7. To date, the Company has not generated any revenues and has devoted its efforts to various start-up activities including development and capital raising.

Cash and Cash Equivalents — Included in cash and cash equivalents are deposits with financial institutions as well as short-term money market instruments with original maturities of three months or less when purchased.

Investments Held in Trust Account — The Company’s restricted investments held in the Trust Account at December 31, 2008 are currently invested in two treasury funds that include only U.S. Treasury bills, notes, and other short-term obligations guaranteed by the U.S. Treasury. Both funds are rated AAA by Standard & Poor’s, and neither fund invests in repurchase agreements. However, the Company may in the future invest the proceeds held in trust in different U.S. “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act of 1940 having a maturity of 180 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act of 1940. The Company recognized interest income of $2,453,872 on investments held in trust for both the year ended December 31, 2008 and for the period from inception (September 6, 2007) to December 31, 2008, which are included on the accompanying statements of operations.

Concentration of Credit Risk — Financial instruments that potentially subject the Company to a significant concentration of credit risk consist primarily of cash and investments held in trust. The Company may maintain deposits in federally insured financial institutions in excess of federally insured limits. However, management believes the Company is not exposed to significant credit risk due to the financial position of the depository institutions in which those deposits are held.

Earnings Per Share — The Company complies with SFAS No. 128, “Earnings Per Share,” which requires dual presentation of basic and diluted earnings per share on the face of the statement of operations. Basic net income per share is computed by dividing net income by the weighted average common shares outstanding for the period. Diluted net income per share reflects the potential dilution that could occur if warrants were to be exercised or converted or otherwise resulted in the issuance of common stock that then shared in the earnings of the entity.

The Company’s statement of operations includes a presentation of net income per share for common stock subject to possible redemption in a manner similar to the two-class method of net income per share in accordance with FASB’s Emerging Issue Task Force, Topic No. D-98 “Classification and Measurement of Redeemable Securities” (“EITF D-98”). Basic and diluted income per common share amounts for the maximum number of shares subject to possible redemption are calculated by dividing the net interest income attributable to common shares subject to redemption by the weighted average number of common shares subject to possible redemption. Basic and diluted net income per share amounts for the shares outstanding not subject to redemption is calculated by dividing the net income by the weighted average number of shares not subject to possible redemption. The Company has dilutive securities in the form of 25,800,000 warrants, including 5,800,000 warrants issued as part of the Private Placement, which resulted in approximately 5,391,000 and 4,074,000 incremental common shares for the year ended December 31, 2008 and from September 6, 2007 (date of inception) to December 31, 2008, respectively, using the treasury stock method, based on the assumed exercise of the warrants. There were no incremental shares for the period September 6, 2007 (date of inception) to December 31, 2007. The incremental shares are added to the basic weighted average number of common shares outstanding (not subject to possible redemption), used in the calculation of diluted net income per share.

ATLAS ACQUISITION HOLDINGS CORP.

(a corporation in the development stage)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Fair Value of Financial Instruments — The fair value of the Company’s assets and liabilities that qualify as financial instruments under SFAS No. 107, “Disclosures about Fair Value of Financial Instrument,” approximate their carrying amounts presented in the accompanying condensed balance sheets, due to their short-term maturities.

Use of Estimates — The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires the Company’s management to make estimates and assumptions that affect certain reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes — The Company complies with the provisions of SFAS No. 109, “Accounting for Income Taxes”. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts and are based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred income tax assets to the amount expected to be realized.

The Company also complies with Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109” (“FIN 48”), which provides criteria for the recognition, measurement, presentation, and disclosure of uncertain tax positions. A tax benefit from an uncertain position may be recognized only if it is “more likely than not” that the position is sustainable based on its technical merits. The Company adopted FIN 48 effective January 1, 2008. The Company did not recognize any adjustment for uncertain tax positions during the year ended December 31, 2008 and 2007, respectively.

Common Stock Subject to Possible Redemption

The Company accounts for common stock subject to possible redemption in accordance with EITF D-98. Securities that are convertible into cash or other assets are classified outside of permanent equity if they are convertible at the option of the holder. In addition, if the redemption causes a liquidation event, the convertible securities should not be classified outside of permanent equity. As discussed in Note 1, a Business Combination will only be consummated if a majority of the shares of common stock voted by the Public Stockholders are voted in favor of a Business Combination and Public Stockholders holding less than 30% (6,000,000) of common shares sold in the Offering exercise their redemption rights. As further discussed in Note 1, if a Business Combination is not consummated by January 23, 2010, the Company will liquidate. Accordingly, 5,999,999 shares of common stock have been classified outside of permanent equity at redemption value. The Company recognizes changes in the redemption value immediately as they occur and adjusts the carrying value of the convertible common stock to equal its redemption value at the end of each reporting period.

Recently Issued Accounting Pronouncements

In December 2007, the FASB issued SFAS No. 141R, “Business Combinations” (“SFAS 141R”). SFAS 141R replaces SFAS 141 and establishes principles and requirements for how an acquirer recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, any non-controlling interest in the acquiree and the goodwill acquired. SFAS 141R also establishes disclosure requirements which will enable users to evaluate the nature and financial effects of the business combination. Acquisition costs associated with the business combination will generally be expensed as incurred. SFAS 141R is effective for

ATLAS ACQUISITION HOLDINGS CORP.

(a corporation in the development stage)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

business combinations occurring in the fiscal years beginning after December 15, 2008, which will require the Company to adopt these provisions for business combinations occurring in fiscal 2009 and thereafter.

In December 2007, the FASB issued SFAS 160, “Non-controlling Interests in Consolidated Financial Statements — an amendment of ARB No. 51.” SFAS 160 requires that ownership interests in subsidiaries held by parties other than the parent, and the amount of consolidated net income, be clearly identified, labeled and presented in the consolidated financial statements. It also requires once a subsidiary is deconsolidated, any retained non-controlling equity investment in the former subsidiary be initially measured at fair value. Sufficient disclosures are required to clearly identify and distinguish between the interests of the parent and the interests of the non-controlling owners. It is effective for fiscal years beginning after December 15, 2008, and requires retroactive adoption of the presentation and disclosure requirements for existing minority interests. All other requirements are applied prospectively. Upon the successful completion of a Business Combination, the Company anticipates applying the provisions of SFAS 141R and potentially SFAS 160.

On March 19, 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”), to improve financial reporting of derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position, financial performance, and cash flows. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, which will require the Company to adopt these provisions beginning in fiscal 2009 and thereafter. Management is currently evaluating the effect that SFAS 161 may have on the Company’s financial statement disclosures.

The Company does not believe that any other recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying condensed interim financial statements.

Note 4 — Taxes

The Company’s effective tax rate approximates the federal statutory rate. The Company is incorporated in Delaware and accordingly is subject to Delaware franchise taxes. The Company recognized approximately $151,000 of Delaware franchise tax expense, included as part of general and administrative costs, in the accompanying statement of operations for the year ended December 31, 2008. There was no Delaware franchise tax expense recognized for the period from inception to December 31, 2007.

The deferred tax asset recorded at December 31, 2008 is attributable to the Company’s operating expenses incurred from inception to December 31, 2008, which are not currently deductible (except for the Delaware Franchise taxes) as the company is in the development stage.

Provision for income taxes consists of:

	For the year ended December 31, 2008	For the period September 6, 2007 (date of inception) to
		December 31, 2007	December 31, 2008
Current expense	$788,000	$—	$788,000
Deferred benefit	(235,000)	—	(235,000)

Federal	$553,000	$—	$553,000

ATLAS ACQUISITION HOLDINGS CORP.

(a corporation in the development stage)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Note 5 — Deferred Registration Cost

The Company complied with the requirements of SEC Staff Accounting Bulletin (SAB) Topic 5A “Expenses of Offering.” Deferred registration costs consisted principally of legal and accounting fees incurred related to the Offering and were charged to additional paid-in capital upon the completion of the Offering.

Note 6 — Notes Payable to Initial Stockholders.

The Company issued an aggregate of $150,000 in unsecured promissory notes to two of its initial stockholders or their affiliates on September 19, 2007 (the “Notes”). The Notes bore interest at a rate of 5% per annum and were payable in full, within 60 days following the consummation of the Offering. The Notes, along with accrued interest, were repaid in full on January 31, 2008 in connection with the consummation of the Offering.

Note 7 — Fair Value Measurements.

Effective January 1, 2008, the Company implemented SFAS No. 157, “Fair Value Measurement” (“SFAS 157”), for its financial assets and liabilities that are re-measured and reported at fair value at each reporting period, and non-financial assets and liabilities that are re-measured and reported at fair value at least annually. In accordance with the provisions of FSP No. FAS 157-2, “Effective Date of FASB Statement No. 157,” the Company has elected to defer implementation of SFAS 157 as it relates to its non-financial assets and non-financial liabilities that are recognized and disclosed at fair value in the financial statements on a non-recurring basis until January 1, 2009. The Company is evaluating the impact, if any, this standard will have on its non-financial assets and liabilities.

The adoption of SFAS 157 to the Company’s financial assets and liabilities and non-financial assets and liabilities that are re-measured and reported at fair value at least annually did not have an impact on the Company’s financial results.

The following table presents information about the Company’s assets and liabilities that are measured at fair value on a recurring basis as of December 31, 2008, and indicates the fair value hierarchy of the valuation techniques the Company utilized to determine such fair value. In general, fair values determined by Level 1 inputs utilize quoted prices (unadjusted) in active markets for identical assets or liabilities. Fair values determined by Level 2 inputs utilize data points that are observable such as quoted prices, interest rates and yield curves. Fair values determined by Level 3 inputs are unobservable data points for the asset or liability, and includes situations where there is little, if any, market activity for the asset or liability:

Description	December 31, 2008	Quoted Prices in Active Markets (Level 1)	Significant Other Observable Input (Level 2)	Significant Observable Inputs (Level 3)
Assets:
Cash and cash equivalents	$1,070,021	$1,070,021	$—	$—
Investments held in Trust	200,069,415	200,069,415	—	—

Total	$201,139,436	$201,139,436	$—	$—

The fair values of the Company’s cash and cash equivalents and investments held in the Trust Account are determined through market, observable and corroborated sources.

ATLAS ACQUISITION HOLDINGS CORP.

(a corporation in the development stage)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The carrying amounts reflected in the balance sheets for other current assets and accrued expenses approximate fair value due to their short-term maturities.

Note 8 — Commitments

Administrative Fees

Commencing on January 23, 2008, the Company has agreed to pay an affiliate of one of its sponsors $10,000 per month for office, administrative, technology, and secretarial services. The Company recognized $112,903 of such expense during the year ended December 31, 2008 and for the period from inception (September 6, 2007) to December 31, 2008, which is included in general and administrative costs on the accompanying statements of operations. There was no such expense during the period from inception to December 31, 2007.

Underwriting Agreement

In connection with the Offering, the Company has entered into an underwriting agreement (the “Underwriting Agreement”) with the underwriters in the Offering. The Company paid an underwriting discount of 2.5225% of the Offering proceeds ($5,045,000) to the underwriters at the closing of the Offering. The Company will pay the underwriters an additional fee of 4.4775% of the Offering proceeds ($8,955,000) upon the consummation of a Business Combination.

Note 9 — Capital Stock.

Preferred Stock

The Company is authorized to issue 100,000,000 shares of $.001 par value preferred stock with such designations, voting and other rights and preferences as may be determined from time-to-time by the Board of Directors.

Common Stock

The Company is authorized to issue an aggregate of 300,000,000 shares of $.001 par value common stock.

Public Warrants

Each warrant included in the Units sold in the Offering (“Public Warrant”) will be exercisable for one share of common stock. Except as set forth below, the Public Warrants entitle the holder to purchase shares of common stock at $7.00 per share, subject to adjustment in the event of stock dividends and splits, reclassifications, combinations and similar events, for a period commencing on the completion of the Business Combination and ending four years from the date of the Offering. The Company has the ability to redeem the Public Warrants, in whole or in part, at a price of $.01 per Public Warrant, at any time after the Public Warrants become exercisable, upon a minimum of 30 days’ prior written notice of redemption, and if, and only if, the last sale price of the Company’s common stock equals or exceeds $14.25 per share, for any 20 trading days within a 30-trading-day period ending three business days before the Company sent the notice of redemption. If the Company dissolves before the consummation of a Business Combination, there will be no distribution from the Trust Account with respect to such Public Warrants, which will expire worthless. In addition, under no circumstances will the Company be required to net cash settle the exercise of the warrants.

ATLAS ACQUISITION HOLDINGS CORP.

(a corporation in the development stage)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Insider Warrants

The Insider Warrants, sold concurrently with the Offering, are substantially identical to the Public Warrants and may not be sold or transferred, except in limited circumstances, until after the consummation of a Business Combination. If the Company dissolves before the consummation of a Business Combination, there will be no distribution from the Trust Account with respect to such Insider Warrants, which will expire worthless.

As the proceeds from the exercise of the Public Warrants and Insider Warrants will not be received until after the completion of a Business Combination, the expected proceeds from exercise will not have any effect on the Company’s financial condition or results of operations prior to a Business Combination.

The sale of the Insider Warrants did not result in any stock-based compensation expense as the warrants were sold at or above fair value.

Registration Rights — Warrants

In accordance with the Warrant Agreement related to the Public Warrants and the registration rights agreement associated with the Insider Warrants (collectively, the Public Warrants and Insider Warrants are the “Warrants”), the Company is only required to use its reasonable best efforts to register the Warrants and the shares of Common Stock issuable upon exercise of the Warrants and once effective to use its reasonable best efforts to maintain the effectiveness of such registration statement. The Company is not obligated to deliver securities, and there are no contractual penalties for failure to deliver securities, if a registration statement is not effective at the time of exercise. However, with regards to the Insider Warrants, the Company may satisfy its obligation by delivering unregistered shares of common stock. In the event that a registration statement is not effective at the time of exercise, the holder of the Public Warrants shall not be entitled to exercise. Consequently, the Warrants may expire unexercised and unredeemed. The holders of Warrants do not have the rights or privileges of holders of the Company’s common stock or any voting rights until such holders exercise their respective warrants and receive shares of the Company’s common stock.

ATLAS ACQUISITION HOLDINGS CORP.

(a corporation in the development stage)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Note 10 — Summarized Quarterly Financial Information (Unaudited).

The Company’s unaudited condensed quarterly financial information is as follows for the year ended December 31, 2008 and for period September 6, 2007 (date of inception) to December 31, 2008:

	Quarter Ended
	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008
Year Ended December 31, 2008
Operating expenses	$(239,304)	$(177,795)	$(214,012)	$(199,542)
Interest income	316,264	741,753	677,946	734,090
Interest expense	—	—	—	(655)

Income before provision for taxes	76,960	563,958	463,934	533,893
Provision for taxes	27,000	192,000	157,000	177,000

Net income (loss) for the period	$49,960	$371,958	$306,934	$356,893
Weighted average number of common shares outstanding not subject to possible redemption, basic	19,000,001	19,000,001	19,000,001	15,148,352

Weighted average number of common shares outstanding not subject to possible redemption, diluted	24,289,292	25,212,156	24,929,282	19,117,502

Net income per common share not subject to possible redemption, basic	$—	$0.02	$0.02	$0.02

Net income per common share not subject to possible redemption, diluted	$—	$0.01	$0.01	$0.02

	September 6, 2007 (date of inception) to December 31, 2007
From Inception to December 31, 2007
Operating expenses	$(10,000)
Interest expense	(2,137)

Loss before provision for taxes	(12,137)

Net loss for the period	$(12,137)

Weighted average number of common shares outstanding	5,750,000
Net loss per common share, basic and diluted	$—

KOOSHAREM CORPORATION

CONSOLIDATED CONDENSED BALANCE SHEETS (UNAUDITED)

October 4, 2009 and December 28, 2008

(Dollars in thousands)

	October 4, 2009	December 28, 2008
ASSETS
Current assets:
Cash and cash equivalents	$1,291	$1,471
Short-term investments	—	468
Accounts receivable
Trade, net of allowance for doubtful accounts of $17,298 and $14,445	186,890	155,646
Other	7,856	1,338
Prepaid expenses and other current assets	5,696	5,154
Prepaid workers’ compensation insurance	28,510	28,869
Deferred tax assets	3,894	3,894

Total Current Assets	234,137	196,840

Property and equipment, net	22,689	24,943
Non-current prepaid workers’ compensation	15,953	26,082
Other assets	22,371	28,067
Goodwill	181,632	129,613
Intangibles, net	137,432	147,854

Total Assets	$614,214	$553,399

LIABILITIES AND SHAREHOLDERS’ DEFICIT
Current Liabilities:
Accounts payable	$36,026	$23,760
Accrued payroll, benefits and related costs	45,973	33,909
Accrued expenses	40,147	29,278
Accrued workers’ compensation insurance reserve	27,846	28,206
Short-term borrowings	42,404	8,937
Current portion — Long-term debt	12,757	11,959

Total Current Liabilities	205,153	136,049

Long-term Liabilities:
Long-term debt	509,713	474,131
Workers’ compensation insurance reserve	23,752	27,849
Deferred tax liabilities	9,010	13,269
Other long term liabilities	9,231	9,930

Total Liabilities	756,859	661,228

Commitments and contingencies

Shareholders’ deficit:
Common stock (2,000,000 shares authorized; 1,131,336 and 1,123,156 issued and outstanding as of October 4, 2009 and December 31, 2008, respectively)	8,043	7,225
Accumulated deficit	(81,236)	(67,541)
Other comprehensive income (loss)	149	(1,354)
Notes receivable from shareholders	(69,601)	(46,159)

Total Shareholders’ Deficit	(142,645)	(107,829)

Total Liabilities and Shareholders’ Deficit	$614,214	$553,399

The accompanying notes are an integral part of these financial statements.

KOOSHAREM CORPORATION

CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS (UNAUDITED)

For the Periods Ended October 4, 2009 and October 5, 2008

(Dollars in thousands, except per share amounts)

	Periods Ended
	October 4, 2009	October 5, 2008
Revenues	$1,087,935	$1,117,540
Costs of revenues (exclusive of depreciation and amortization included below)	902,287	913,733

Gross profit	185,648	203,807

Franchise licensees’ share of gross profit	18,722	17,982
Selling and administrative expenses	119,791	136,710
Impairment of goodwill, intangibles and other long-lived assets	13,684	—
Depreciation and amortization	22,048	17,349

Income from operations	11,403	31,766
Other, net	(1,234)	—
Interest expense	(27,342)	(30,138)
Interest income	2,010	2,867

(Loss) income before benefit for income taxes	(15,163)	4,495
Benefit for income taxes	(7,771)	(12,904)

Net (loss) income	$(7,392)	$17,399

Net (loss) earnings per share:
Basic and diluted	$(7.00)	$16.48
Weighted average number of shares:
Basic and diluted	1,056,056	1,056,056

The accompanying notes are an integral part of these financial statements.

KOOSHAREM CORPORATION

CONSOLIDATED CONDENSED STATEMENTS OF SHAREHOLDERS’ DEFICIT (UNAUDITED)

For the Period Ended October 4, 2009

(Dollars in thousands)

	Common Stock		Accumulated Deficit	Notes Receivable From Shareholders	Other Comprehensive Income (Loss)	Total Shareholders’ Deficit
	Shares	Amount
Balance, December 28, 2008	1,123,156	$7,225	$(67,541)	$(46,159)	$(1,354)	$(107,829)
Net loss	—	—	(7,392)	—	—	(7,392)
Unrealized gain on marketable securities	—	—	—	—	1,503	1,503

Total comprehensive loss						(5,889)
Cash distributions	—	—	(6,303)	—	—	(6,303)
Advances to shareholders, net	—	—	—	(21,015)	—	(21,015)
Cancellation of restricted stock	(16,090)	(1,609)	—	—	—	(1,609)
Issuance of restricted stock	24,270	2,427	—	(2,427)	—	—

Balance, October 4, 2009	1,131,336	$8,043	$(81,236)	$(69,601)	$149	$(142,645)

KOOSHAREM CORPORATION

CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS (UNAUDITED)

For the Periods Ended October 4, 2009 and October 5, 2008

(Dollars in thousands)

	Periods Ended
	October 4, 2009	October 5, 2008
Cash flows from operating activities:
Net (loss) income	$(7,392)	$17,399
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Depreciation and amortization	22,048	17,349
Impairment charges	13,684	—
Accrued interest income on shareholder’s notes	(1,939)	(2,771)
Realized loss on sale on marketable securities	1,155	—
Amortization and write-off of debt issuance costs	2,381	2,144
Bad debts	1,201	2,186
Loss (gain) on disposal of property and equipment	(298)	6
Change in fair value of derivative liability	803	269
Deferred income taxes	(7,317)	(24,459)
Changes in operating assets and liabilities, net of businesses acquired:
Accounts receivable	(17,732)	25,302
Prepaid expense	(67)	2,180
Prepaid workers’ compensation	10,488	(8,622)
Other assets	8,415	(3,249)
Accounts payable	13,157	(20,943)
Accrued payroll, benefits and related costs	6,115	8,975
Accrued expenses	3,011	(3,886)
Accrued workers’ compensation	(30,736)	4,605
Deferred compensation	(729)	—
Other long-term liability	(2,144)	669

Net cash provided by operating activities	14,104	17,154

Cash flows from investing activities:
Purchases of property and equipment	(5,541)	(2,048)
Proceeds from sales of property and equipment	1,640	—
Proceeds from sales of short-term investments	—	38
Business acquisitions, net of cash acquired	(48,027)	(30,087)

Net cash used in investing activities	(51,928)	(32,097)

Cash flows from financing activities:
Net proceeds on line of credit	33,467	8,729
Proceeds from issuance of long-term debt	43,000	29,109
Repayment of long-term debt	(10,206)	(11,509)
Repayment of loans from shareholder	110,178	26,100
Advances to shareholders	(132,492)	(33,895)
Cash distributions	(6,303)	(5,013)

Net cash provided by financing activities	37,644	13,521

Decrease in cash position	(180)	(1,423)
Cash and cash equivalents, beginning of period	1,471	2,767

Cash and cash equivalents, end of period	$1,291	$1,344

The accompanying notes are an integral part of these financial statements.

KOOSHAREM CORPORATION

NOTES TO CONSOLIDATED CONDENSED FINANCIAL STATEMENTS (UNAUDITED)

October 4, 2009

(Dollars in thousands, except per share information)

1. Basis of Presentation

These statements should be read in conjunction with the annual consolidated financial statements and notes thereto. Koosharem Corporation (“Koosharem”) has evaluated subsequent events through December 8, 2009, the date these consolidated condensed financial statements were issued. The operating results and cash flows for the period ended October 4, 2009 are not necessarily indicative of the results that will be achieved for the full fiscal year or for future periods.

The accompanying consolidated condensed financial statements have been prepared without audit and reflect all adjustments, consisting of normal recurring adjustments (except for impairment of goodwill and customer relationships disclosed in Note 4), which are, in the opinion of management, necessary for a fair statement of financial position and the results of operations for the interim period. The consolidated condensed balance sheet as of December 28, 2008 presented herein has been derived from the audited consolidated balance sheet included in Koosharem’s audited financial statements as of December 28, 2008. The statements have been prepared in accordance with accounting principles generally accepted in the United States of America and pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”). Certain information and footnote disclosures, normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America, have been condensed or omitted pursuant to such SEC rules and regulations.

The accompanying financial statements include the accounts of Koosharem Corporation and its wholly owned subsidiaries. In addition, Koosharem consolidates any variable interest entity (“VIE”) in which Koosharem is the primary beneficiary and other companies under common control (collectively, the “Company”), that do business as Select Staffing, Select Personnel Services, Remedy Intelligent Staffing, RemX Specialty Staffing, Tradeforce, Select Focus, Select Truckers Plus, Select Medical, Select Remedy, Project Solvers, Good People, People Direct, Westaff USA, Trishan Air and Eastern Staffing LLC.

All significant intercompany balances and transactions have been eliminated in the accompanying financial statements.

Business

The Company is a national provider of temporary staffing services in the United States to the clerical, light industrial, information technology and financial sectors to Fortune 1000 companies, as well as to small and mid-size local and regional companies, including manufacturing, service, retail, banking and governmental agencies. The Company provides its services in over 45 states, through a network of 355 offices, of which 202 are Company-owned and 153 are franchise agent offices with physical locations in 36 states.

The sales and delivery functions for the Company’s clients are concentrated in and through its field offices. The Company’s headquarters provides support services to the field offices in areas such as human resources, risk management, legal, marketing, and national sales initiatives, in addition to the traditional “back office” support services such as payroll, billing, accounting, credit and collection, tax, and data processing, which are highly centralized.

Under the Company’s licensed franchise agreements, the licensee pays the Company an initial franchise fee and pays all lease and operating costs relating to its office. The franchisee employs all management staff affiliated with its office, but the Company employs all temporary personnel affiliated with the licensed franchise office, handles invoicing and collecting clients’ accounts, and generally remits to the licensed franchisee 60%-75% of the office’s gross profit. The Company’s share of the licensee’s gross profit, representing the continuing franchise fees, is generally not less than 7.5% of the licensed franchisee’s gross billings. However, the Company’s share of the licensee’s gross profit is decreased for (i) national accounts for which the Company’s fee is reduced to

KOOSHAREM CORPORATION

NOTES TO CONSOLIDATED CONDENSED FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

October 4, 2009

(Dollars in thousands, except per share information)

compensate for lower gross margins, (ii) sales incentive programs, and (iii) licensees that renew their franchise agreement who may qualify for a reduced rate (ranging from 6.0%-7.0%) based on gross revenues.

The percentage of gross profit paid to the licensee is generally based on the level of hours billed during the contract year. This licensed franchise agreement will be used with new licensees and certain existing licensees who decide to convert to the new agreement.

Through a recent acquisition, the Company entered the professional employer organization (“PEO”) business and provides certain Human Resources (“HR”)-related services and functions for clients under what is called a co-employment arrangement. The core services typically provided by a PEO are payroll processing, access to health and welfare benefits, risk management, workers’ compensation coverage and HR services.

Capital Resources and Liquidity

The accompanying consolidated financial statements have been prepared on the basis that the Company will continue as a going concern. The Company incurred net losses for the years ended December 28, 2008 and December 30, 2007. As of December 28, 2008 and December 30, 2007, the Company had a shareholders’ deficit of $107,829 and $97,248 respectively. The Company had working capital of $28,984 as of October 4, 2009 and generated positive cash flows from operations of $14,104 for the interim period ended October 4, 2009. On December 10, 2009, both the First Lien Agreement and Second Lien Agreement were amended to provide that for purposes of determining covenant compliance with the financial covenants contained therein, the third fiscal quarter of 2009 and all prior fiscal periods will be calculated with reference to financial statements and certificates previously delivered pursuant to the First Lien Agreement and Second Lien Agreement, respectively, regardless of any restated financial statements prepared pursuant to or in connection with the restatement. If the financial statements, as restated, were used to determine covenant compliance, the Company would not have been in compliance with its covenants as of December 28, 2008.

The consolidated financials statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the outcome of this uncertainty.

The Company currently expects that the proposed merger with Atlas Acquisition Holdings Corp. (“Atlas”), as well as the proposed amendments to is First and Second Lien Agreements (see Note 5), will provide sufficient cash to fund its projected operations for the immediately foreseeable future and is confident that additional financing will be available if and when needed.

If the Company is unable to achieve projected operating results and/or obtain such additional financing if and when needed, management will be required to curtail growth plans and significantly scale back activities. No assurances can be given that the Company will achieve increased revenues. If adequate funds are not available or are not available on acceptable terms, the Company’s ability to finance its core development and revenue activities could be significantly limited.

2. Significant Accounting Policies and Related Disclosures

Fiscal year

The Company’s fiscal year ends on the last Sunday in December and consists of either 52 or 53 weeks. The interim financial statements ended October 4, 2009 and October 5, 2008 consisted of 40 weeks. For interim reporting purposes, the first three fiscal quarters are comprised of 12 weeks each while the fourth fiscal quarter consists of 16 weeks.

KOOSHAREM CORPORATION

NOTES TO CONSOLIDATED CONDENSED FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

October 4, 2009

(Dollars in thousands, except per share information)

Accounting estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates included in the Company's financial statements include allowance for doubtful accounts, valuation of intangible assets, valuation of derivatives, workers’ compensation liabilities and income taxes.

Fair value of financial instruments

The carrying values of cash and cash equivalents, accounts receivable and accounts payable approximate fair values due to the short maturities of such instruments. Short-term borrowings and long-term debt are carried at amounts not materially different from fair values based on current rates offered to the Company for debt with similar collateral and guarantees, if any, and maturities.

The fair value hierarchy that prioritizes the inputs used to measure fair value is as follows:

Level 1	Quoted prices are available in active markets for identical assets or liabilities as of the reporting date. Active markets are those in which transactions for the asset or liability occur in sufficient frequency and volume to provide pricing information on an ongoing basis. Level 1 primarily consists of financial instruments such as exchange-traded derivatives, listed equities and U.S. government treasury securities.

Level 2	Pricing inputs are other than quoted prices in active markets included in Level 1, which are either directly or indirectly observable as of the reporting date. Level 2 includes those financial instruments that are valued using models or other valuation methodologies. These models are primarily industry-standard models that consider various assumptions, including quoted forward prices for commodities, time value, volatility factors, and current market and contractual prices for the underlying instruments, as well as other relevant economic measures. Substantially all of these assumptions are observable in the marketplace throughout the full term of the instrument, can be derived from observable data or are supported by observable levels at which transactions are executed in the marketplace. Instruments in this category include non-exchange-traded derivatives such as over-the-counter forwards, options and repurchase agreements.

Level 3	Pricing inputs include significant inputs that are generally less observable from objective sources. These inputs may be used with internally developed methodologies that result in management’s best estimate of fair value. At each balance sheet date, the Company performs an analysis of all instruments subject to SFAS No. 157 and include in Level 3 all of those instruments whose fair value is based on significant unobservable inputs.

KOOSHAREM CORPORATION

NOTES TO CONSOLIDATED CONDENSED FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

October 4, 2009

(Dollars in thousands, except per share information)

The following table presents the rollforward of the Company’s financial liabilities that were accounted for at fair value under Level 3 as of October 4, 2009 (in thousands):

	Fair Value Measurements Using
	Quoted Prices in Active Markets	Significant Other Observable Inputs	Significant Unobservable Inputs

Liabilities

Derivative financial instruments	$—	$—	$3,715

Fair value of derivative, December 28, 2008	—	—	$2,912
Unrealized loss on derivative liability	—	—	803

Fair value of derivative, October 4, 2009	$—	$—	$3,715

The fair value of the Company’s derivative financial instruments is estimated using the net present value of a series of cash flows on both the cap and floor components of the interest rate collars. These cash flows are based on yield curves which take into account the contractual terms of the derivatives, including the period to maturity and market-based parameters such as interest rates and volatility. The Company incorporated nonperformance risk by adjusting the present value of each liability position utilizing an estimation of its credit risk.

Cash and cash equivalents

The Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

Restricted cash

The Company is required to maintain certain levels of cash to fund workers’ compensation claims. At October 4, 2009 and December 28, 2008, restricted cash totaled $304 and $322, respectfully.

Derivative investments

From time to time, the Company enters into derivative agreements to hedge interest rate risk associated with its variable rate debt. The Company records the derivative at fair value as an asset or a liability. The Company records the change in value of the derivative each reporting period as an adjustment to interest expense in the accompanying statement of operations. The fair value of the derivative instruments is estimated using the net present value of a series of cash flows on both the cap and floor components of the interest rate collars. These cash flows are based on yield curves which take into account the contractual terms of the derivatives, including the period to maturity and market-based parameters such as interest rates and volatility.

Concentrations of credit risk

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist primarily of cash and cash equivalents and accounts receivable.

KOOSHAREM CORPORATION

NOTES TO CONSOLIDATED CONDENSED FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

October 4, 2009

(Dollars in thousands, except per share information)

The Company maintains its cash and cash equivalents at financial institutions with high credit quality. At various times throughout the year such cash balances are in excess of federally insured limits.

The Company performs ongoing credit evaluations of its customers’ financial conditions and generally requires no collateral. Concentrations of credit risk are limited due to the large number of customers comprising the Company’s customer base and their dispersion across different business and geographic areas. Accounts receivable are carried at the amount estimated to be collectible. The Company maintains an allowance for potential losses based upon management’s analysis of historical write-off levels, current economic trends, routine assessment of its customers’ financial strengths and any other known factors impacting collectability. When management has exhausted all collection efforts, amounts deemed uncollectible are written off. Recoveries are recognized in the period they are received. The ultimate amount of accounts receivable that becomes uncollectible could differ from those estimated; however, such losses have generally been within management’s expectations. No customer represents 10% or more of annual revenues or outstanding receivables.

Revenue recognition

The Company generates revenue from the sale of temporary staffing services by its Company-owned and licensed franchise operations and from royalties on sales of such services by its traditional franchise operations. Temporary staffing revenues and the related labor costs and payroll taxes are recorded in the period in which the services are performed.

For the presentation of revenues and direct costs of revenues, the Company assesses whether it acts as a principal in the transaction or as an agent acting on behalf of others. Where the Company is the principal in the transaction and has the risks and rewards of ownership, the transactions are recorded gross in the consolidated statements of operations.

The Company utilizes two types of franchise agreements referred to as “traditional” and “licensed”. Under the Company’s traditional franchise agreement, the franchisee has the direct contractual relationship with the clients, holds title to the related customer receivables and is the legal employer of the temporary employees. Accordingly, revenues and cost of revenues generated by the traditional franchise operations are not included in the Company’s consolidated financial statements. The Company earns and records continuing franchise fees, based upon the contractual percentage of franchise gross revenues, in the period in which the traditional franchisee provides the services.

Under the Company’s licensed franchise agreement, revenues generated by the licensed franchise operation and the related costs of revenues are included in the Company’s consolidated financial statements. Generally, the Company has the direct contractual relationship with the customer, holds title to the related customer receivables and is the legal employer of the temporary employees. Thus, certain risks associated with the licensed franchise operations remain with the Company. The net distribution paid to the licensee for the services rendered is based on a percentage of the gross profit generated by the licensed operation and is reflected as “Franchise licensees’ share of gross profit” in the consolidated statements of operations. The Company’s share of the licensees’ gross profit represents the continuing franchise fee as outlined in the licensed franchise agreement and is recorded when earned in connection with the related licensed franchise revenues.

The Company generates revenue from the sales of professional employment staffing and services. The contracts with clients create a co-employer relationship where the PEO becomes responsible for payment of

KOOSHAREM CORPORATION

NOTES TO CONSOLIDATED CONDENSED FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

October 4, 2009

(Dollars in thousands, except per share information)

salaries, wages, payroll taxes, unemployment, workers compensation, and at the client’s option, group health, welfare, and retirement benefits. The client generally retains responsibility for on-site supervision, training, proper job certification and worksite safety.

The PEO reports as revenue the total billed to clients as professional service fees, payroll tax, workers compensation, unemployment, and health and retirement plan fees, less employee wages.

Goodwill

Goodwill represents the excess of purchase price over the estimated fair value of net assets acquired in a business acquisition. The Company does not amortize goodwill but instead tests goodwill for impairment at each fiscal year end or more frequently if the Company believes indicators of impairment exist. The Company determined goodwill was impaired at October 4, 2009 and recorded an adjustment of approximately $9,122 to reflect the impairment loss.

Intangible assets

Intangible assets are stated at cost less accumulated amortization. For intangible assets with finite lives, the pattern in which the economic benefits of the assets will be consumed is evaluated based on projected usage or production of revenues. Amortization is computed using the straight-line method over estimated useful lives ranging from three to twenty years. The Company considers certain factors when assigning useful lives such as legal, regulatory, and contractual provisions as well as the effects of obsolescence, demand, competition and other economic factors.

Indefinite lived intangible assets are tested for impairment at least annually, while intangible assets with finite lives are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of such assets may not be recoverable. Any impairment loss is recognized if the carrying amount of the asset exceeds its fair value. The Company determined intangible assets consisting of certain customer relationships were impaired at October 4, 2009 and recorded an adjustment of approximately $4,562 to reflect the impairment loss.

Impairment of long-lived assets

Long-lived assets, principally property and equipment and customer relationships and other definite lived intangible assets, are reviewed for impairment, based on undiscounted cash flows, whenever events and circumstances indicate that the carrying amount of such assets may not be recoverable or at least annually. If this review indicates that the carrying amount of the long-lived assets is not recoverable, the Company recognizes an impairment loss, measured by the future discounted cash flow method. The Company recorded an impairment of customer relationships at October 4, 2009 in the amount of $4,562. Customer relationships are amortized over 13 years, using the straight line method, which most closely reflects the pattern in which the economic benefits of the relationships are derived.

Purchased and developed software

Purchased and developed software includes the costs to purchase third-party software and to develop internal-use software. The Company follows the guidance in Statement of Position No. 98-1, “Accounting for the Costs of Computer Software Developed or Obtained for Internal Use” (“SOP 98-l”) for capitalizing software

KOOSHAREM CORPORATION

NOTES TO CONSOLIDATED CONDENSED FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

October 4, 2009

(Dollars in thousands, except per share information)

projects. The Company has capitalized $3,600 incurred to date to implement PeopleSoft as its primary software enterprise platform. Off-the-shelf software costs are amortized over the expected economic life of the product, generally three years.

Deferred financing costs

The Company has incurred debt issuance costs in connection with its long-term debt. These costs are capitalized as deferred financing costs, included in other assets in the consolidated condensed balance sheet, and amortized on a straight-line basis, which approximates the effective interest method, over the term of the related debt.

Workers’ compensation

The Company primarily self-insures workers’ compensation and establishes a cash reserve for estimated claims, representing the estimated ultimate cost of claims and related expenses that have been reported but not settled, and that have been incurred but not reported. For the majority of claims, the estimated ultimate cost of a claim is generally determined by an independent actuary by applying actuarially determined loss development factors to current claims information. For certain classes of workers’ compensation claims, the Company estimates the liabilities based on internally generated models. These development factors are determined based upon a detailed actuarial analysis of historical claims experience of both the Company and the staffing industry. The Company commissions annual reports and quarterly updates of the actuarial analysis from an independent actuary supporting the development factors utilized and revises those development factors, as necessary. Adjustments to the claims reserve are charged or credited to expense in the periods in which they occur. Management believes that the Company is adequately reserved and does not expect any adjustment to have a material impact on the consolidated financial statements.

Advertising

Advertising and promotional expenses are charged to expense when incurred and are included in selling and administrative expense in the consolidated condensed statements of operations. Advertising expense was $2,685 and $4,300 for the periods ended October 4, 2009 and October 5, 2008, respectively.

Income taxes

The Company recognizes deferred income taxes for the estimated tax consequences in future years of differences between the tax bases of assets and liabilities and the financial reporting amounts at each period end based on enacted tax laws and statutory rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established to reduce deferred tax assets to the amount expected to be realized when, in management’s opinion, it is more likely than not that some portion of the deferred tax assets will not be realized. The provision for income taxes represents current taxes payable net of the change during the period in deferred tax assets and liabilities.

All of the companies in the group, except Westaff, Inc. and San Diego Personnel, have elected to be treated as S Corporations for federal and state income tax purposes. As a result, no liability for federal income taxes exists since such taxes, if any, are levied directly against the shareholders. Minimum state franchise taxes imposed on S Corporations are included in the provision for income taxes in the accompanying consolidated condensed statements of operations.

KOOSHAREM CORPORATION

NOTES TO CONSOLIDATED CONDENSED FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

October 4, 2009

(Dollars in thousands, except per share information)

Effective January 1, 2008, RemedyTemp, Inc. elected to be treated as an S Corporation for federal and state income tax purposes. The deferred tax effects of a change in tax status are included in income from operations at the date the change in tax status occurs. Accordingly, RemedyTemp, Inc.’s net deferred tax liabilities at December 30, 2007 have been adjusted through the deferred tax benefit for the period ended October 5, 2008 as a result of its change in 2008 to a nontaxable enterprise.

Effective January 1, 2009, Tandem Staffing Solutions, Inc. and Ablest, Inc. elected to be treated as S Corporations for federal and state income tax purposes. The deferred tax effects of a change in tax status are included in income from operations at the date the change in tax status occurs. Accordingly, Tandem Staffing Solution’s and Ablest’s net deferred tax liabilities of $4,995 and $2,229, respectively, at December 28, 2008 have been adjusted through the deferred tax benefit for the period ended October 4, 2009 as a result of their change in 2009 to a nontaxable enterprise.

The Company utilizes a two-step approach for evaluating uncertain tax positions. Step one, Recognition, requires a company to determine if the weight of available evidence indicates that a tax position is more likely than not to be sustained upon audit, including resolution of related appeals or litigation processes, if any. Step two, Measurement, is based on the largest amount of benefit, which is more likely than not to be realized on ultimate settlement.

Accounting for share-based compensation

Share-based payment transactions are those in which an entity exchanges its equity instruments for goods or services or in which an entity incurs liabilities in exchange for goods or services that are based on the fair value of the entity’s equity instruments or that may be settled by the issuance of those equity instruments. The Company measures the cost of employee services received in exchange for an award of equity instruments based on the fair value of the award on the grant date (with limited exceptions). That cost will be recognized in the entity’s financial statements over the period during which the employee is required to provide services in exchange for the award.

Segment reporting

The Company operates in and reports as a single operating segment providing temporary personnel services. All of the Company's identifiable assets and sales are located in the United States.

KOOSHAREM CORPORATION

NOTES TO CONSOLIDATED CONDENSED FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

October 4, 2009

(Dollars in thousands, except per share information)

3. Supplemental Statement of Cash Flows Information

The following represents the supplemental cash flow information for the periods ended October 4, 2009 and October 5, 2008:

	2009	2008
Interest paid	$24,621	$32,923

Income taxes paid (refunded)	$304	$1,052

Non-cash disclosure of acquisitions
Fair value of assets acquired	$93,171	$43,936
Cash paid	48,027	30,087

Liabilities assumed	$45,144	$13,849

Other non-cash investing and financing activities:
Debt issued for cancelled shares	$1,609	$—

Common stock issued for notes receivable	$2,427	$190

4. Goodwill and Intangible Assets

A reconciliation of the activity affecting goodwill is as follows:

Balance, December 28, 2008	$129,613
Additions	61,141
Impairments	(9,122)

Balance, October 4, 2009	$181,632

The following table sets forth the amounts recorded for intangible assets:

	At October 4, 2009
	Cost	Impairment	Accumulated Amortization	Net
Customer relationships	$145,640	$(4,562)	$(34,090)	$106,988
Employee database	14,864	—	(8,135)	6,729
Trade names	19,791	—	(1,158)	18,633
Other	17,428	—	(12,346)	5,082

	$197,723	$(4,562)	$(55,729)	$137,432

Included in the total amount of trade names at October 4, 2009 is an indefinite lived trade name of $12,700. In addition, amortization expense was approximately $15,200 and approximately $11,000 for the periods ended October 4, 2009 and October 5, 2008, respectively.

KOOSHAREM CORPORATION

NOTES TO CONSOLIDATED CONDENSED FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

October 4, 2009

(Dollars in thousands, except per share information)

5. Debt

On July 12, 2007, the Company entered into a First Lien Credit and Guaranty Agreement (the “First Lien Agreement”) which provided for a term loan of $250,000 and a revolving loan commitment of up to $50,000. The revolving line of credit is available to finance working capital requirements, leasehold improvements, letters of credit and acquisitions. Interest on borrowings under the revolving facility is based on the banks’ base rate plus 2.0% per annum or the adjusted Euro Dollar rate plus 3.0% per annum (5.25% at December 28, 2008), at the Company’s option, and is payable quarterly.

The term loan of $250,000 under the First Lien Euro Dollar Agreement requires quarterly principal payments of $625 through March 31, 2014, and a one-time balloon payment of $233,100 payable upon maturity on December 31, 2014. Interest is accrued based on either the bank’s base rate plus 2.0% per annum or the adjusted Eurodollar rate plus 3.0% per annum. Interest is paid quarterly or at shorter intervals based on the Company’s Eurodollar rate election.

Borrowings outstanding under the revolving line of credit are classified as short-term borrowings in the accompanying consolidated balance sheets. The First Lien Agreement contains certain restrictions related to total annual payments to the principal shareholder. Also included are financial covenants, which require, among other things, that the Company maintain certain levels of financial ratios with respect to debt and debt service coverage. The First Lien Agreement expires June 30, 2014.

On July 12, 2007, the Company entered into a Second Lien Credit and Guaranty Agreement (the “Second Lien Agreement”) which provides a term loan of $100,000. The entire principal balance of the second lien term loan is due at maturity on December 31, 2014. Interest accrues based on either the base rate plus 5.25% or 6.25% per annum (depending on the leverage ratio) or the adjusted Eurodollar rate plus 6.25% or 7.25% per annum (depending on the leverage ratio) (6.53% at October 4, 2009). Interest is paid quarterly or on shorter intervals for loans bearing interest at the adjusted Eurodollar rate based on the Company’s interest period election.

The Second Lien Agreement contains certain restrictions on payments to the principal shareholder and various financial covenants including, among other things, certain levels of financial ratios with respect to leverage and fixed charges. All assets of the borrowers are provided as collateral for the First Lien and Second Lien Agreements.

The Company opted to enter into an Accordion Loan Agreement, associated with the First Lien and Second Lien Agreements, on October 1, 2007. This option allows the Company to obtain additional financing in an amount not to exceed $200,000. The terms of the Accordian Loan are consistent with those of the First and Second Lien Agreements.

The First Lien Agreement and Second Lien Agreement were amended on December 10, 2009. The amendment to the First Lien Agreement changed the interest rate to be charged based on the “Leverage Ratio”, as defined therein, to range from a low of the base rate plus 3.0% per annum or the adjusted Eurodollar rate plus 4.0% per annum to a high of 4.5% and 5.5%, respectively. Both the First Lien Agreement and Second Lien Agreement were amended to (i) generally permit the merger discussed in Note 15, and (ii) provide that for purposes of determining compliance with the financial covenants contained therein, the third fiscal quarter of 2009 and all prior fiscal periods will be calculated with reference to financial statements and certificates previously delivered pursuant to the First Lien Agreement or Second Lien Agreement, as applicable, regardless

KOOSHAREM CORPORATION

NOTES TO CONSOLIDATED CONDENSED FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

October 4, 2009

(Dollars in thousands, except per share information)

of any restated financial statements prepared pursuant to or in connection with the restatement. If the financial statements, as restated, were used to determine covenant compliance, the Company would not have been in compliance with the covenants in its First Lien Agreement and Second Lien Agreement as of October 4, 2009.

Long-term debt consists of the following:

October 4, 2009
First Lien Agreement, secured by all Company assets, due in quarterly principal and interest payments through June 30, 2014, bearing a variable interest rate.	$244,308

Accordion loan, secured by all Company assets, due in quarterly principal and interest payments through June 20, 2014, bearing a variable interest rate.	148,778

Second Lien Agreement, secured by all Company assets, due on December 31, 2014, bearing a variable interest rate.	100,000

Subordinated promissory note to shareholder, collateralized by transportation equipment with a net book value of $5,000 at October 4, 2009, maturing in 2015, bearing interest at 6.63%.	15,324

Subordinated notes payable on acquisitions, bearing interest between 6% through 8%, maturing between 2009 and 2015.	14,049
Other	11

Total long-term debt	522,470

Less current portion	12,757

Total long-term debt, net of current portion	$509,713

Scheduled maturities of long-term debt as of October 4, 2009 for the fiscal years were as follows:

2009	$4,160
2010	10,401
2011	6,482
2012	7,015
2013	7,057
Thereafter	487,355

Total	$522,470

6. Derivative Financial Instruments

At October 4, 2009, the Company held a zero-cost interest rate collar to hedge interest rate variability on $79,000 of its first lien debt. This instrument consists of a contribution of a purchased cap option with a three month LIBOR cap rate of 5.5% and a floor of 2.62% and has an end date of July 12, 2010.

The fair value of the derivative instrument is recorded in accrued expenses and was $3,715 as of October 4, 2009.

KOOSHAREM CORPORATION

NOTES TO CONSOLIDATED CONDENSED FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

October 4, 2009

(Dollars in thousands, except per share information)

7. Workers’ Compensation

The Company is partially self-insured whereby the Company maintains a large deductible for each workers’ compensation claim. At October 4, 2009, the Company’s deductible was $500 per claim with an unlimited annual aggregate. The estimated remaining deductible liability is included in the accompanying consolidated condensed balance sheets in workers’ compensation insurance reserve.

The Company is contractually required to collateralize its remaining obligations under each workers’ compensation insurance contract through the use of irrevocable letters of credit and loss fund deposits (funds placed into deposit with the insurance carrier). The level and type of collateral required for each policy year is determined by the insurance carrier at the inception of the policy year and may be modified periodically. Loss funds are included in the accompanying financial statements in prepaid workers’ compensation in the combined balance sheets. The Company is committed to make future payments to the loss fund of $2,969 during the remainder of 2009 and $12,925 through 2010. To the extent that paid losses under the policy exceed the loss fund, the Company is required to make additional payments to the insurer. As of October 4, 2009, the Company had outstanding letters of credit of $7,549.

8. Income Tax

The income tax benefit reflects effective income tax rates of 51.2% and (287.1)% for the periods ended October 4, 2009 and October 5, 2008, which differs from the federal statutory rate due primarily to the deferred tax benefit related to purchased intangibles held in C Corporations and due to the exclusion of federal income taxes relating to the S Corporations.

Effective January 1, 2009, Tandem Staffing Solutions, Inc. and Ablest, Inc. elected to be treated as S Corporations for federal and state income tax purposes. The deferred tax effects of a change in tax status are included in income from operations at the date the change in tax status occurs. Accordingly, Tandem Staffing Solutions Inc.’s and Ablest, Inc.’s net deferred tax liabilities of $4,995 and $2,229, respectively, at December 28, 2008 have been adjusted through the deferred tax benefit for the period ended October 4, 2009 as a result of their change in 2009 to nontaxable enterprises.

Effective January 1, 2008, RemedyTemp, Inc. elected to be treated as an S Corporation for federal and state income tax purposes. The deferred tax effects of a change in tax status are included in income from operations at the date the change in tax status occurs. Accordingly, RemedyTemp, Inc.’s net deferred tax liabilities of $13,002 at December 30, 2007 have been adjusted through the deferred tax benefit for the period ended October 5, 2008 as a result of its change in 2008 to a nontaxable enterprise.

KOOSHAREM CORPORATION

NOTES TO CONSOLIDATED CONDENSED FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

October 4, 2009

(Dollars in thousands, except per share information)

9. Earnings per Share

	Periods ended
	October 4, 2009	October 5, 2008
Net income	$(7,392)	$17,399
Adjustments to net income used in diluted EPS	—	—

Net income used for diluted EPS	$(7,392)	$17,399

Weighted average shares outstanding, basic	1,056,056	1,056,056
Weighted average options outstanding	—	—

Weighted average shares outstanding, diluted	1,056,056	1,056,056

Earnings per share:
Basic	$(7.00)	$16.48

Diluted	$(7.00)	$16.48

The 7,450 options outstanding have been excluded from diluted earnings per share because the exercise price exceeds the market price of the underlying shares. The 75,279 and 51,009 restricted shares outstanding have been excluded from basic and diluted earnings per share for the periods ended October 4, 2009 and October 5, 2008, respectively, as they are treated similar to stock options for purposes of earnings per share calculations.

10. Common Stock

The Company has 2,000,000 authorized shares of no par common stock. At October 4, 2009, shares outstanding totaled 1,131,335, consisting of 528,028 voting and 603,307 non-voting.

In January 2009, the Company issued 24,270 shares of common stock to employees for $100 per share for full recourse notes receivable aggregating $2,427. As of October 4, 2009, there was a total of 75,279 shares of restricted stock issued for full recourse notes receivable aggregating $7,528. The shares are subject to forfeiture over four years and the Company has the option, but not the obligation, to repurchase the shares. The full recourse notes become due and payable in full upon maturity on their fifth anniversary date.

The Company received five-year, limited recourse promissory notes from the employees with interest accruing at rates ranging from 2% to 6%. The notes are collateralized by all of the stock purchased. For accounting purposes, the portion of the employee share purchase financed by the Company is considered a stock option, and deducted from shareholders’ equity. These shares are deducted from shares outstanding, similar to treasury stock, in computing earnings per share. As the employees repay the loans, shareholders’ equity will increase.

In December 2008, the Company issued 16,090 shares of restricted stock to an employee in exchange for the cancellation of $1,609 of subordinated debt. In January 2009, the transaction was rescinded, the restricted shares were cancelled and the debt reinstated.

KOOSHAREM CORPORATION

NOTES TO CONSOLIDATED CONDENSED FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

October 4, 2009

(Dollars in thousands, except per share information)

11. Stock Options

The following table summarizes the stock option transactions under the Company’s plan:

	October 4, 2009		October 5, 2008
	Shares	Weighted average exercise price	Shares	Weighted average exercise price
Options, beginning of period	7,450	$235	7,450	$235
Granted at market value	—	—	—	—
Exercised	—	—	—	—
Cancelled	—	—	—	—

Options, end of period	7,450	$235	7,450	$235

Options exercisable, end of period	7,450	$235	7,450	$235

12. Related Party Transactions

From time to time, the Company advances monies to or pays costs on behalf of the Company’s principal shareholder. These advances are recorded as note receivable from shareholder. The note carries an interest rate of 4.95% and requires annual interest payments with all principal due at maturity on July 12, 2016. At October 4, 2009, the balance of the note receivable from its principal shareholder was $57,242. During the periods ended October 4, 2009 and October 5, 2008, the Company earned and received interest of $1,939 and $2,771 respectively, on this note.

As of October 4, 2009, the Company had notes receivable of $7,528 from various employees related to the purchase of restricted stock (see common stock footnote). The notes have a variable interest rate and payment of interest and principal is due 60 months after issuance. All of the notes receivable discussed above have been reflected in the accompanying balance sheets as a reduction to shareholders’ equity.

During 2007, the Company entered into equity sharing agreements with certain employees with respect to their houses. Under the terms of the agreements, the Company pays a specified percentage of improvements, debt payments and property taxes. At October 4, 2009, the Company’s aggregate investment totaled $2,258.

On June 30, 2009, the Company entered into a service agreement with an affiliated entity owned by its principal shareholder. Under the terms of the service agreement, the affiliated entity pays to the Company a fee equal to 3% of the affiliate’s gross revenue for the corresponding period in which such services are provided. From June 30, 2009 through October 4, 2009, the affiliate paid an aggregate of approximately $1,000 for services provided under the service agreement. The service agreement has a one-year term, which automatically renews for successive one-year terms unless either party provides prior written notice of its desire to not renew.

The Company leases certain office spaces and residential properties from affiliated entities of its principal shareholder. The lease agreements require monthly rental payments totaling $182 on average through periods ranging to 2012. During the nine months ended October 4, 2009 and October 5, 2008, rents of $1,849 and $1,844, respectively, were paid to these affiliated entities of the principal shareholder.

KOOSHAREM CORPORATION

NOTES TO CONSOLIDATED CONDENSED FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

October 4, 2009

(Dollars in thousands, except per share information)

The Company has trade and other receivables from affiliates of the principal shareholder (unrelated to the business of the Company and its subsidiaries) which arose primarily out of the placement of employees of the Company with such entities over prior years and/or which were paid by the Company to cover the cost of operations of such affiliates. None of the entities are currently using services of the Company or its subsidiaries, and neither the Company nor any of its subsidiaries are providing any payments to fund the operations of these affiliates. These receivables from affiliates totaled $6,558 as of October 4, 2009.

In addition, the principal shareholder has posted collateral to backstop certain letters of credit securing obligations under workers’ compensation policies. There is no formal agreement between the principal shareholder and the Company with respect to these arrangements. As of October 4, 2009, the total face amount of such letters of credit collateralized by the principal shareholder was $10,100.

On October 2, 2009, the company made a non-cash distribution to the Company’s principal shareholder of $817, consisting of marketable securities. The securities had been accounted for as “available for sale” and, at the date of transfer, the company recognized a loss on investment of $1,155.

As of October 4, 2009, the Company had two aircraft leases with affiliated entities owned by its principal shareholder. Monthly lease payments were $275.

13. Commitments and Contingencies

State Unemployment Insurance

On November 18, 2003, the State of California Employment Development Department notified the Company that the Company underpaid its state unemployment insurance by approximately $2,725 for the period January 1, 2003 to December 31, 2003 and assessed the Company $1,068 in penalties and interest. Based on preliminary evaluations, the Company believes that this assessment is without merit. The Company believes that its methodology in calculating its state unemployment insurance is in compliance with applicable laws and regulations and has appealed this assessment. Pending the resolution of the outcome of this issue, the Company has recorded a liability of $3,793.

Litigation

In July 2007, Consolidated Employers Management Solutions (“CEMS”) filed a counterclaim against the Company asserting damages of $50,000 and alleging fraud in connection with staff servicing agreements in effect between 2004 and 2006. The Company had previously sued an affiliate of CEMS over a related matter. The Company believes that the CEMS claims are without merit and consequently has made no accrual in the financial statements for this matter.

In August 2009, State Compensation Insurance Fund notified the Company that it is seeking $8,000 in alleged unpaid premiums arising out of a contractual relationship that the Company had with a subcontractor. The Company believes that these claims are without merit and consequently has made no accrual in the financial statements for this matter.

In June 2007, a Company leased airplane was involved in a failure-to-take-off accident. The Company’s insurance carrier has denied coverage. The aircraft is being repaired by a lien holder and the Company expects that the lien holder will attempt to collect the repair costs from the Company. The Company, in turn, has filed a

KOOSHAREM CORPORATION

NOTES TO CONSOLIDATED CONDENSED FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

October 4, 2009

(Dollars in thousands, except per share information)

separate product liability action against the aircraft’s manufacturer. The Company believes that any liability arising from these matters will not have a material adverse effect on the Company’s financial position or results of operations and consequently has made no accrual in the financial statements for this matter.

In April 2009, the Company received a preliminary audit letter from the State of California regarding unclaimed property. The Company is seeking a negotiated settlement with the State on this matter and has recorded a liability of $3,800 for potential claims on this matter.

In March 2009, the Company was sued by a former shareholder of Westaff, Inc., which was acquired by the Company earlier that month. This plaintiff seeks repayment of a loan of $2,400, including interest. The Company acknowledges the obligation but the view of the Company’s management is that the loan is not yet due and payable. The Company has recorded a reserve for the full amount of the claim.

The Company is also subject to various additional legal proceedings and claims that arise in the ordinary course of business. It is the opinion of management that the liability, if any, arising from the ultimate disposition of such additional legal proceedings will not have a material adverse effect on the Company’s financial position or results of operations.

Defined Contribution 401(k) Plan

The Company has a defined contribution 401(k) plan (the “Plan”). The Plan is generally available for all employees who are at least 20 and one-half years of age and are employed for at least six (6) months with the Company. Employees may contribute up to the maximum percentage allowable not to exceed the limits of Code Sections 401(k), 402(g), 404 and 415. The Company contributes between 25 cents and 50 cents for each dollar contributed up to a maximum of 4% of an employee’s salary, depending on length of service. The Company has indefinitely suspended contributions to the Plan since June 2009. The Company contributed $266 and $409 to the Plan during the periods ended October 4, 2009 and October 5, 2008, respectively.

The Company has a deferred compensation plan for highly compensated employees. This plan has the same attributes as the 401(k) plan with respect to employer matching and vesting. The Company has indefinitely suspended contributions to this plan since June 2009. The Company contributed $63 and $142 to this plan during the periods ended October 4, 2009 and October 5, 2008, respectively.

14. Acquisitions

On March 19, 2009, the Company acquired all of the outstanding stock of Westaff, Inc. (“Westaff”) for a total purchase price of approximately $98,401, including assumed liabilities totaling $44,615. The total purchase price was allocated to the acquired assets and liabilities as follows:

Current assets	$31,876
Property and equipment	373
Goodwill	57,845
Intangibles	8,000
Other noncurrent assets	307
Accounts payable	(5,588)
Deferred tax liability	(3,058)
Accrued liabilities	(35,969)

Total cash paid	$53,786

KOOSHAREM CORPORATION

NOTES TO CONSOLIDATED CONDENSED FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

October 4, 2009

(Dollars in thousands, except per share information)

The Company acquired Westaff because it enhanced the Company’s ability to deliver staffing services throughout the United States. The acquisition was accounted for tax purposes as a stock purchase and accordingly, goodwill and intangibles are not deductible for tax purposes.

The following unaudited pro forma summary presents the effect of the acquisition of Westaff had it occurred December 31, 2007 and December 29, 2008 (beginning of the respective year end period, respectively) and is based on audited financial information of Westaff and Koosharem for the years ended December 31, 2008 and December 28, 2008, respectively, and the unaudited financial information for the periods ended September 30, 2009 and October 4, 2009, respectively,

	Period Ended October 4, 2009	Year ended December 28, 2008
Revenue, as reported	$1,087,935	$1,445,490
Revenue of Westaff prior to acquisition	51,548	324,495

Pro forma revenue	$1,139,483	$1,769,985

Net loss, as reported	$(7,392)	$(16,087)
Net loss of Westaff prior to acquisition	(5,652)	(47,050)

Pro forma net loss	$(13,044)	$(63,137)

Loss per share - basic and diluted, as reported	$(7.00)	$(15.23)
Effect on loss per share of Westaff prior to acquisition	(5.35)	(44.55)

Pro forma loss per share	$(12.35)	$(59.78)

15. Subsequent Events

Koosharem is in negotiations to consummate a merger (the “Merger”) with Atlas Acquisition Holdings Corp. (“Atlas”), a publicly held special purpose acquisition corporation (“SPAC”). The Merger involves the issuance of up to 24,723,000 shares of Atlas to the shareholders of Koosharem. The transaction will be treated, for accounting purposes, as a reverse merger and, accordingly, Koosharem will be treated as the accounting acquirer. The Merger will allow the forgiveness of approximately $60,000 of notes receivable from the principal shareholder. Further information is available in the Proxy Statement filed on behalf of Atlas Acquisition Holdings Corp. on December 11, 2009.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Shareholders

Koosharem Corporation

Santa Barbara, California

We have audited the accompanying consolidated balance sheet of Koosharem Corporation as of December 28, 2008 and the related consolidated statements of operations, shareholders’ deficit, and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As discussed in Note 1 to the consolidated financial statements, the Company has restated its financial statements to correct various errors related to years prior to and including the year ended December 28, 2008.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Koosharem Corporation at December 28, 2008, and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ BDO Seidman, LLP

Los Angeles, California

December 10, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Stockholders

Koosharem Corporation

Santa Barbara, California

We have audited the accompanying consolidated balance sheet of Koosharem Corporation as of December 30, 2007 and the related consolidated statements of operations, shareholders’ deficit, and cash flows for each of the years in the two-year period ended December 30, 2007. Koosharem Corporation’s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United Sates). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 1 to the consolidated financial statements, the Company has restated its financial statements to correct various errors related to years prior to and including, the years ended December 30, 2007 and December 31, 2006.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Koosharem Corporation as of December 30, 2007, and the results of its operations and its cash flows for each of the years in the two-year period ended December 30, 2007 in conformity with accounting principles generally accepted in the United States of America.

/s/ Simon & Edward, LLP

City of Industry, California

December 10, 2009

KOOSHAREM CORPORATION

CONSOLIDATED BALANCE SHEETS

December 28, 2008 and December 30, 2007

(Dollars in thousands)

	December 28, 2008	December 30, 2007
	(As Restated)
ASSETS
Current assets:
Cash and cash equivalents	$1,471	$2,767
Short-term investments	468	1,508
Accounts receivable
Trade, net of allowance for doubtful accounts of $14,445 and $12,263	155,646	197,710
Other	1,338	538
Prepaid expenses and other current assets	5,154	8,649
Prepaid workers’ compensation insurance	28,869	13,632
Deferred tax assets	3,894	15,500

Total Current Assets	196,840	240,304

Property and equipment, net	24,943	22,950
Non-current prepaid workers’ compensation	26,082	25,178
Other assets	28,067	25,656
Goodwill	129,613	78,576
Intangibles, net	147,854	174,254

Total Assets	$553,399	$566,918

LIABILITIES AND SHAREHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	$23,760	$28,055
Accrued payroll, benefits and related costs	33,909	35,215
Accrued expenses	29,278	26,209
Accrued workers’ compensation insurance reserve	28,206	24,324
Short-term borrowings	8,937	28,076
Current portion - long-term debt	11,959	8,233

Total Current Liabilities	136,049	150,112

Long-term liabilities:
Long-term debt	474,131	454,715
Workers’ compensation insurance reserve	27,849	16,633
Deferred tax liabilities	13,269	38,916
Other long-term liabilities	9,930	3,790

Total Liabilities	661,228	664,166

Commitments and contingencies

Shareholders’ deficit:
Common stock (2,000,000 shares authorized; 1,123,156 and 1,105,166 issued and outstanding as of December 28, 2008 and December 30, 2007, respectively)	7,225	5,426
Accumulated deficit	(67,541)	(23,966)
Other comprehensive loss	(1,354)	(353)
Notes receivable from shareholders	(46,159)	(78,355)

Total Shareholders’ Deficit	(107,829)	(97,248)

Total Liabilities and Shareholders’ Deficit	$553,399	$566,918

The accompanying notes are an integral part of these financial statements.

KOOSHAREM CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

For the Years Ended December 28, 2008, December 30, 2007 and December 31, 2006

(Dollars in thousands, except per share amounts)

	Years Ended
	December 28, 2008	December 30, 2007	December 31, 2006
	(As Restated)	(As Restated)	(As Restated)
Revenues	$1,445,490	$1,265,584	$856,973
Costs of revenues (exclusive of depreciation and amortization included below)	1,177,623	1,026,866	690,127

Gross profit	267,867	238,718	166,846

Franchise licensees’ share of gross profit	22,770	25,512	14,036
Selling and administrative expenses	173,407	160,278	92,887
Impairment of goodwill, intangibles and other long-lived assets	38,350	7,000	—
Depreciation and amortization	25,283	20,405	16,140

Income from operations	8,057	25,523	43,783
Other, net	(892)	—	(440)
Interest expense	(39,928)	(48,243)	(25,822)
Interest income	3,805	1,991	244

(Loss) income before benefit for income taxes	(28,958)	(20,729)	17,765

Benefit for income taxes	(12,871)	(2,803)	(1,617)

Net (loss) income	$(16,087)	$(17,926)	$19,382

Net (loss) earnings per share:
Basic and diluted	$(15.23)	$(16.97)	$18.35
Weighted average number of shares:
Basic and diluted	1,056,056	1,056,056	1,056,056

The accompanying notes are an integral part of these financial statements.

KOOSHAREM CORPORATION

CONSOLIDATED STATEMENTS OF SHAREHOLDERS’ DEFICIT

For the Years Ended December 28, 2008, December 30, 2007 and December 31, 2006 (As Restated)

(Dollars in thousands)

	Common Stock		Retained Earnings (Accumulated Deficit)	Notes Receivable From Shareholders	Other Comprehensive Income	Total Shareholders' Deficit

	Shares	Amount
Balance, December 25, 2005, as originally reported	1,056,056	$50	$4,616	$(12,273)	$—	$(7,607)

Adjustments to correct prior year error (see Note 1)	—	—	(3,552)	390	—	(3,162)

Balance, December 25, 2005, as restated	1,056,056	50	1,064	(11,883)	—	(10,769)

Net income	—	—	19,382	—	—	19,382
Foreign currency translation	—	—	—	—	149	149

Total comprehensive income						19,531
Cash distributions	—	—	(8,850)	—	—	(8,850)
Non-cash distributions	—	—	(7,053)	7,053	—	—
Issuance of restricted stock	30,850	3,085	—	(3,085)	—	—

Balance, December 31, 2006	1,086,906	3,135	4,543	(7,915)	149	(88)

Net loss	—	—	(17,926)	—	—	(17,926)
Unrealized loss on marketable securities	—	—	—	—	(502)	(502)

Total comprehensive loss						(18,428)
Cash distributions	—	—	(10,583)	—	—	(10,583)
Advances to shareholders, net	—	—	—	(68,614)	—	(68,614)
Issuance of restricted stock	18,260	1,826	—	(1,826)	—	—
Issuance of stock options	—	465	—	—	—	465

Balance, December 30, 2007	1,105,166	5,426	(23,966)	(78,355)	(353)	(97,248)

Net loss	—	—	(16,087)	—	—	(16,087)
Unrealized loss on marketable securities	—	—	—	—	(1,001)	(1,001)

Total comprehensive loss						(17,088)
Cash distributions	—	—	(9,833)	—	—	(9,833)
Non-cash distributions	—	—	(17,655)	17,655	—	—
Advances to shareholders, net	—	—	—	14,731	—	14,731
Issuance of restricted stock	17,990	1,799	—	(190)	—	1,609

Balance, December 28, 2008	1,123,156	$7,225	$(67,541)	$(46,159)	$(1,354)	$(107,829)

The accompanying notes are an integral part of these financial statements.

KOOSHAREM CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS

For the Years Ended December 28, 2008, December 30, 2007 and December 31, 2006

(Dollars in thousands)

	Years Ended
	2008	2007	2006
	(As Restated)	(As Restated)	(As Restated)
Cash flows from operating activities:
Net (loss) income	$(16,087)	$(17,926)	$19,382
Adjustments to reconcile net (loss) income to net cash provided by (used in) operating activities:
Depreciation and amortization	25,283	20,405	16,140
Impairment charge	38,350	7,000	—
Accrued interest income on shareholder’s notes	(3,686)	—	—
Amortization and write-off of debt issuance costs	2,595	11,001	4,839
Bad debts	2,895	5,798	4,108
Change in fair value of derivative liability	2,464	448	—
Unrealized loss on investment	—	(502)	—
Loss (gain) on disposal of property and equipment	348	(1,541)	(662)
Deferred income taxes	(14,041)	11,116	(2,254)
Issuance of Restricted Stock	—	465	—
Changes in operating assets and liabilities, net of businesses acquired:
Accounts receivable	49,431	(23,491)	(16,956)
Prepaid expense	3,584	2,275	3,047
Prepaid workers’ compensation	(10,031)	(20,304)	(9,435)
Other assets	(2,966)	(3,281)	21,934
Accounts payable	(14,922)	14,762	6,682
Accrued payroll, benefits and related costs	(1,306)	6,800	(10,426)
Accrued expenses	(9,264)	(15,990)	4,756
Accrued workers’ compensation	(201)	(3,140)	(2,008)

Net cash provided by (used in) operating activities	52,446	(6,105)	39,147

Cash flows from investing activities:
Purchases of property and equipment	(5,765)	(4,278)	(23,772)
Proceeds from sale of property and equipment	812	3,910	14,795
Business acquisitions, net of cash acquired	(46,844)	(134,310)	(168,090)
Short-term investment	39	11	2,869
Investment in real estate	(1,262)	—	—

Net cash used in investing activities	(53,020)	(134,667)	(174,198)

Cash flows from financing activities:
Net payments on line of credit	(19,139)	(6,414)	1,521
Proceeds from issuance of long-term debt	24,818	249,903	224,330
Loan fees paid	—	(12,640)	(13,442)
Repayment of long-term debt	(14,985)	(10,880)	(68,170)
Repayment of loans from shareholder	117,083	—	—
Advances to shareholder	(98,666)	(68,613)	—
Cash distributions	(9,833)	(10,583)	(8,850)
Other long-term liabilities	—	1,778	360

Net cash provided by (used in) financing activities	(722)	142,551	135,749
Effect of exchange rate changes	—	—	215

Increase (decrease) in cash position	(1,296)	1,779	913
Cash and cash equivalents, beginning of year	2,767	988	75

Cash and cash equivalents, end of year	$1,471	$2,767	$988

The accompanying notes are an integral part of these financial statements.

KOOSHAREM CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 28, 2008, December 30, 2007 and December 31, 2006 (As Restated)

(Dollars in thousands, except per share amounts)

1. Basis of Presentation

The accompanying financial statements include Koosharem Corporation (“Koosharem”), and its wholly owned subsidiaries. In addition, Koosharem consolidates any variable interest entity (“VIE”) in which Koosharem is the primary beneficiary and other companies under common control as noted below (collectively, the “Company”) that do business as Select Staffing, Select Personnel Services, Remedy Intelligent Staffing, RemX Specialty Staffing, Tradeforce, Select Focus, Select Truckers Plus, Select Medical, Select Remedy, Project Solvers, Good People, People Direct, Trishan Air and Eastern:

Subsidiaries	Type of Corporation

RemedyTemp, Inc.	S Corporation
Tandem Staffing Solutions, Inc.	C Corporation
Ablest, Inc.	C Corporation
Select Temporaries Inc.	S Corporation
Select Personnel Services, Inc.	S Corporation
Real Time Staffing Services, Inc.	S Corporation
Koosharem Corporation of Texas, Inc.	S Corporation
Select PEO, Inc.	S Corporation
Select Trucking Services, Inc.	S Corporation
Select Nursing Services Inc.	S Corporation
East-West Staffing, LLC	LLC

A VIE requires consolidation by the entity’s primary beneficiary. Examples of entities that may be VIE’s include certain legal entities structured as corporations, partnerships or limited liability companies. The primary beneficiary is the party within the VIE that absorbs a majority of the VIE’s expected losses, receives a majority of its expected residual returns, or both. In order to be a VIE, the equity investors in the entity by its design either lack the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support.

Koosharem evaluates all of the entities in which it is involved to determine if the entity is a VIE and if so, whether Koosharem is the primary beneficiary. The following companies are considered VIEs and are consolidated in these financial statements.

Variable interest entities	Type of Corporation

Trishan Air, Inc.	S Corporation
Eastern Staffing LLC	LLC

All significant intercompany balances and transactions have been eliminated in the accompanying financial statements.

KOOSHAREM CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

December 28, 2008, December 30, 2007 and December 31, 2006 (As Restated)

(Dollars in thousands, except per share amounts)

Restatement

In November 2009, the Company identified errors in previously issued financial statements as of and for the years ended December 28, 2008, December 30, 2007 and December 31, 2006. It evaluated and corrected these errors through adjustments reflected in the restated historical Consolidated Financial Statements in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 154 (“SFAS No. 154”), “Accounting Changes and Error Corrections.”

The errors that the Company identified and corrected in these restatements include the following:

2006

Errors in the valuation of related party receivables and payables that were previously forgiven.

Errors in the valuation of financial assets at their related fair values.

Errors related to the recognition of liabilities for payroll taxes and workers’ compensation insurance for temporary employees after notification from state agencies and insurance carriers.

Errors relating to the accounting for unclaimed property under California law.

2007

Errors related to the valuation of fixed assets due to incorrect impairment testing.

Errors related to the valuation of intangibles due to incorrect impairment testing.

Errors in connection with the valuation of related party receivables and payables that were previously forgiven.

Errors related to valuation of liabilities for payroll taxes and workers’ compensation insurance that arose from communications from insurance carriers and state agencies. These errors also affected the related purchase price accounting for acquisitions.

Errors related to liability accounting for unclaimed property under California Law

Errors related to reserves for uncollectible receivables that arose from erroneous use of out of date historic loss ratios.

Errors related to the allocation of the purchase price to intangible assets for acquisitions of businesses.

Errors related to the valuation of trade receivables that arose from incomplete and incorrect reconciliation of such accounts between the sub-ledger and the general ledger.

Errors related to the valuation of financial assets that arose from the incorrect application of fair value accounting.

Errors related to incorrect tax provisions (current and non-current) that arose from the prior issues mentioned.

KOOSHAREM CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

December 28, 2008, December 30, 2007 and December 31, 2006 (As Restated)

(Dollars in thousands, except per share amounts)

2008

Errors related to fixed assets that arose from the incomplete and incorrect reconciliation of such accounts between the sub-ledger and the general ledger. These errors also included incorrect recording of fixed assets no longer in service.

Errors related to the valuation of intangible assets due to incorrect impairment testing. These errors also included incorrect amortization of intangible assets over inappropriate useful lives. These errors also affected the related purchase price accounting for acquisitions of businesses.

Errors in connection with the valuation of related party receivables and payables that were previously forgiven.

Errors related to the valuation of liabilities for payroll taxes and workers compensation insurance that arose from communications from insurance carriers and state agencies. These errors also affected the related purchase price accounting for acquisitions of businesses.

Errors related to the accounting for unclaimed property under California law.

Errors related to reserves for uncollectible receivables that arose from erroneous use of out of date historic loss ratios.

Errors related to the allocation of the purchase price to intangible assets for acquisitions of businesses.

Errors related to the valuation of trade receivables that arose from incomplete and erroneous reconciliation of such accounts between the sub-ledger and the general ledger.

Errors related to the valuation of financial assets that arose from the incorrect application of fair value accounting. These errors included failure to properly record interest rate collars on derivative contracts.

Errors related to incorrect tax provisions (current and non-current) that arose from the prior issues mentioned.

KOOSHAREM CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

December 28, 2008, December 30, 2007 and December 31, 2006 (As Restated)

(Dollars in thousands, except per share amounts)

KOOSHAREM CORPORATION

CONSOLIDATED BALANCE SHEET

12/28/2008 (As Restated)

(Dollars in thousands)

	ORIGINALLY REPORTED	AS RESTATED	CHANGE
ASSETS
Current assets:
Cash and cash equivalents	$1,471	$1,471	$—
Short-term investments	468	468	—
Accounts receivable
Trade, net of allowance for doubtful accounts of $5,814 and $14,445	165,336	155,646	(9,690)
Other	1,595	1,338	(257)
Prepaid expenses and other current assets	5,154	5,154	—
Prepaid workers’ compensation insurance	28,869	28,869	—
Deferred tax assets	3,937	3,894	(43)

Total Current Assets	206,830	196,840	(9,990)

Property and equipment, net	32,915	24,943	(7,972)
Non-current prepaid workers’ compensation	26,082	26,082	—
Other assets	34,274	28,067	(6,207)
Goodwill	116,619	129,613	12,994
Intangibles, net	173,912	147,854	(26,058)

Total Assets	$590,632	$553,399	$(37,233)

LIABILITIES AND SHAREHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	$19,896	$23,760	$3,864
Accrued payroll, benefits and related costs	33,909	33,909	—
Accrued expenses	22,857	29,278	6,421
Accrued workers’ compensation insurance reserve	28,870	28,206	(664)
Short- term borrowings	8,937	8,937	—
Current portion - long-term debt	11,959	11,959	—

Total Current Liabilities	126,428	136,049	9,621

Long-term liabilities:
Long-term debt	473,721	474,131	410
Workers’ compensation insurance reserve	19,160	27,849	8,689
Deferred tax liabilities	10,921	13,269	2,348
Other long-term liabilities	4,443	9,930	5,487

Total Liabilities	634,673	661,228	26,555

Commitments and contingencies

Shareholders’ deficit:
Common stock	10,623	7,225	(3,398)
Accumulated deficit	(7,535)	(67,541)	(60,006)
Other comprehensive loss	(1,354)	(1,354)	—
Notes receivable from shareholders	(45,775)	(46,159)	(384)

Total Shareholders’ Deficit	(44,041)	(107,829)	(63,788)

Total Liabilities and Shareholders’ Deficit	$590,632	$553,399	$(37,233)

KOOSHAREM CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

December 28, 2008, December 30, 2007 and December 31, 2006 (As Restated)

(Dollars in thousands, except per share amounts)

KOOSHAREM CORPORATION

CONSOLIDATED BALANCE SHEET

12/30/2007 (As Restated)

(Dollars in thousands)

	ORIGINALLY REPORTED	AS RESTATED	CHANGE
ASSETS
Current assets:
Cash and cash equivalents	$3,143	$2,767	$(376)
Short-term investments	1,508	1,508	—
Accounts receivable
Trade, net of allowance for doubtful accounts of $4,404 and $12,263	206,455	197,710	(8,745)
Other	794	538	(256)
Prepaid expenses and other current assets	8,195	8,649	454
Prepaid workers’ compensation insurance	13,632	13,632	—
Deferred tax assets	15,500	15,500	—

Total Current Assets	249,227	240,304	(8,923)

Property and equipment, net	29,479	22,950	(6,529)
Non-current prepaid workers’ compensation	16,506	25,178	8,672
Other assets	28,587	25,656	(2,931)
Goodwill	72,105	78,576	6,471
Intangibles, net	190,588	174,254	(16,334)

Total Assets	$586,492	$566,918	$(19,574)

LIABILITIES AND SHAREHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	$25,858	$28,055	$2,197
Accrued payroll, benefits and related costs	35,215	35,215	—
Accrued expenses	25,068	26,209	1,141
Accrued workers’ compensation insurance reserve	24,324	24,324	—
Short- term borrowings	28,076	28,076	—
Current portion long-term debt	8,233	8,233	—

Total Current Liabilities	146,774	150,112	3,338

Long-term liabilities:
Long-term debt	454,715	454,715	—
Workers’ compensation insurance reserve	11,210	16,633	5,423
Deferred tax liabilities	48,205	38,916	(9,289)
Other long-term liabilities	986	3,790	2,804

Total Liabilities	661,890	664,166	2,276

Commitments and contingencies

Shareholders’ deficit:
Common stock	5,426	5,426	—
Accumulated deficit	(2,890)	(23,966)	(21,076)
Other comprehensive loss	(353)	(353)	—
Notes receivable from shareholders	(77,581)	(78,355)	(774)

Total Shareholders’ Deficit	(75,398)	(97,248)	(21,850)

Total Liabilities and Shareholders’ Deficit	$586,492	$566,918	$(19,574)

KOOSHAREM CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

December 28, 2008, December 30, 2007 and December 31, 2006 (As Restated)

(Dollars in thousands, except per share amounts)

The changes to the Consolidated Balance Sheets reflected in the table above as a result of the restatement are summarized below:

As of December 28, 2008, the changes arising from the restatement primarily related to the following:

•	Trade accounts receivable decreased $9,690, primarily due to understatement of the reserve for doubtful accounts, as discussed previously.

•	Property and equipment, net decreased $7,972, primarily due to impairment charge related to a Company aircraft.

•

Other assets decreased $6,207, primarily due to $3,800 adjustment of aircraft related costs paid on behalf of principal shareholder to reduce the shareholder note and $1,600 write off of rent deposits on the leases the Company assumed through various acquisitions.

•	Goodwill increased $12,994 primarily related to changes in allocation of purchase accounting for acquired subsidiaries.

•	Intangibles decreased $26,058 primarily due to $36,000 impairment of customer lists of acquired subsidiaries and offset by various purchase accounting adjustments.

•	Total assets decreased $37,233 as a result of the changes discussed above.

•	Accounts payable increased $3,864, primarily due to previously unrecorded liability related to escheatment of unclaimed property.

•

Accrued expenses increased $6,421 primarily due to $4,100 error in the legal accrual, $3,000 in previously unrecorded liability (related to contract payable), and $1,000 related to EDD assessment, interest and fees.

•	Workers’ compensation insurance reserve (long-term) increased $8,689, primarily related to under accrued workers’ compensation insurance premiums.

•	Deferred tax liability increased $2,348 due to changes in purchase accounting for acquired subsidiaries.

•

Other long-term liabilities increased $5,487 primarily due to $3,000 in previously unrecorded liability (related to contract payable) and $4,000 adjustment of duplicate entry made in error and offset by reclasses in and short and long term liabilities

•	Common stock decreased $3,398 due to a correction for misclassification of shareholder receivables.

•	Accumulated deficit increased $60,006 due to the cumulative effect of the statement of operations restatements from 2008 and prior.

As of December 30, 2007, the changes arising from the restatement primarily related to the following:

•	Trade accounts receivable decreased $8,745, primarily due to understatement of the reserve for doubtful accounts, as discussed previously.

•	Property and equipment, net decreased $6,529, primarily due to impairment charge related to a Company aircraft.

•	Non-current prepaid workers’ compensation increased $8,672, primarily due to under accrued workers’ compensation insurance premiums.

KOOSHAREM CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

December 28, 2008, December 30, 2007 and December 31, 2006 (As Restated)

(Dollars in thousands, except per share amounts)

•	Other asset decreased $2,931 due to primarily due to adjustment of an insurance receivable to the principal shareholder.

•	Goodwill increased $6,471 due to primarily related to changes in allocation of purchase accounting for acquired subsidiaries.

•	Intangible assets decreased $16,334 due primarily to the impairment of customer list of acquired subsidiaries.

•	Total assets decreased $19,574 as a result of the changes discussed above.

•	Accounts payable increased $2,197 and accrued expenses increased $1,141, primarily due to under accrued state payroll tax liabilities as discussed previously.

•	Workers’ compensation insurance reserve (long-term) increased $5,423, primarily related to under accrued workers’ compensation insurance premiums, as discussed previously.

•	Deferred tax liabilities decreased $9,289 due to changes in purchase accounting for acquired subsidiaries.

•	Other long-term liabilities increased $2,804 due to reclassification of deferred compensation from accrued expenses.

•	Accumulated deficit increased $21,076 due to the cumulative effect of the statement of operations restatements from 2007 and prior.

KOOSHAREM CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

December 28, 2008, December 30, 2007 and December 31, 2006 (As Restated)

(Dollars in thousands, except per share amounts)

KOOSHAREM CORPORATION

CONSOLIDATED STATEMENT OF OPERATIONS

12/28/2008 (As Restated)

(Dollars in thousands, except per share amounts)

	ORIGINALLY REPORTED	AS RESTATED	CHANGE
Revenues	$1,445,490	$1,445,490	$—
Costs of revenues (exclusive of depreciation and amortization included below)	1,167,723	1,177,623	9,900

Gross profit	277,767	267,867	(9,900)
Franchise licensees’ share of gross profit	22,770	22,770	—
Selling and administrative expenses	174,890	173,407	(1,483)
Impairment of goodwill, intangibles and other long-lived assets	16,300	38,350	22,050
Depreciation and amortization	28,329	25,283	(3,046)

Income from operations	35,478	8,057	(27,421)
Other, net	3,580	(892)	(4,472)
Interest income	3,805	3,805	—
Interest expense	(40,216)	(39,928)	288
Gain on disposal of property and equipment	348	—	(348)

(Loss) income before benefit for income taxes	2,995	(28,958)	(31,953)
Provision (benefit) for income taxes	(19,785)	(12,871)	6,914

Net (loss) income	$22,780	$(16,087)	$(38,867)

Net (loss) earnings per share:
Basic and diluted		$(15.23)
Weighted average number of shares:
Basic and diluted		1,056,056

KOOSHAREM CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

December 28, 2008, December 30, 2007 and December 31, 2006 (As Restated)

(Dollars in thousands, except per share amounts)

KOOSHAREM CORPORATION

CONSOLIDATED STATEMENT OF OPERATIONS

12/30/2007 (As Restated)

(Dollars in thousands, except per share amounts)

	ORIGINALLY REPORTED	AS RESTATED	CHANGE
Revenues	$1,265,584	$1,265,584	$—
Costs of revenues (exclusive of depreciation and amortization included below)	1,015,491	1,026,866	11,375

Gross profit	250,093	238,718	(11,375)
Franchise licensees’ share of gross profit	25,512	25,512	—
Selling and administrative expenses	156,986	160,278	3,292
Impairment of goodwill, intangibles and other long-lived assets	—	7,000	7,000
Depreciation and amortization	20,928	20,405	(523)

Income from operations	46,667	25,523	(21,144)
Other, net	1,275	—	(1,275)
Interest income	1,991	1,991	—
Interest expense	(48,106)	(48,243)	(137)
Gain on disposal of property and equipment	1,488	—	(1,488)

(Loss) income before benefit for income taxes	3,315	(20,729)	(24,044)
Benefit for income taxes	(2,583)	(2,803)	(220)

Net (loss) income	$5,898	$(17,926)	$(23,824)

Net (loss) earnings per share:
Basic and diluted		$(16.97)
Weighted average number of shares:
Basic and diluted		1,056,056

KOOSHAREM CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

December 28, 2008, December 30, 2007 and December 31, 2006 (As Restated)

(Dollars in thousands, except per share amounts)

KOOSHAREM CORPORATION

CONSOLIDATED STATEMENT OF OPERATIONS

12/31/2006 (As Restated)

(Dollars in thousands, except per share amounts)

	ORIGINALLY REPORTED	AS RESTATED	CHANGE
Revenues	$856,973	$856,973	$—
Costs of revenues (exclusive of depreciation and amortization included below)	696,374	690,127	(6,247)

Gross profit	160,599	166,846	6,247
Franchise licensees’ share of gross profit	14,036	14,036	—
Selling and administrative expenses	97,294	92,887	(4,407)
Depreciation and amortization	15,664	16,140	476

Income from operations	33,605	43,783	10,178
Litigation settlement, net	2,090	—	(2,090)
Other, net	268	(440)	(708)
Interest income	244	244	—
Interest expense	(25,419)	(25,822)	(403)
Gain on disposal of property and equipment	662	—	(662)

Income before benefit for income taxes	$11,450	$17,765	$6,315
Benefit for income taxes	(1,617)	(1,617)	—

Net (loss) income	$13,067	$19,382	$6,315

Net (loss) earnings per share:
Basic and diluted		$18.35
Weighted average number of shares:
Basic and diluted		1,056,056

The changes to the Consolidated Statements of Operations reflected in the table above include:

For the year ended December 28, 2008, the changes to the Consolidated Statement of Operations arising from the restatement primarily relate to the following:

•

Costs of revenues increased $9,900, primarily relating to correction of an error in the calculation of workers’ compensation insurance expense caused by the use of incorrect purchase price allocations in prior years and reliance on incorrect actuarial assumptions, and unclaimed wages of temporary employees that were incorrectly accrued.

•	Selling and administrative expenses decreased $1,483, primarily relating to overstatement of lease expenses incurred for a related party.

•	Impairment of goodwill and intangibles increased $22,050, primarily related to incorrect impairment testing for intangible assets with infinite lives and certain assets with finite lives.

•

Depreciation and amortization decreased $3,046, primarily related to incorrect useful lives for intangible assets with finite lives and reduced amortization for assets that were determined to be impaired.

•	Income from operations decreased by $27,421 as a result of the various changes discussed above.

•	Benefit from income taxes decreased by $6,914, primarily related to the current tax effect of impaired intangible assets.

•	Net income decreased $38,867 as a result of the various changes discussed above.

KOOSHAREM CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

December 28, 2008, December 30, 2007 and December 31, 2006 (As Restated)

(Dollars in thousands, except per share amounts)

For the year ended December 30, 2007, the changes to the Consolidated Statement of Operations arising from the restatement primarily relate to the following:

•

Cost of revenues increased $11,375, primarily relating to corrections of an error in the calculation of workers’ compensation insurance expense caused by the use of incorrect purchase price allocations in prior years and reliance on incorrect actuarial assumptions, and unclaimed wages of temporary employees that were incorrectly accrued.

•	Selling and administrative expenses increased $3,292, primarily relating to understatement of bad debt expenses due to use of an incorrect historical loss ratio.

•	Impairment of goodwill and intangibles increased $7,000, primarily related to incorrect impairment testing for intangible assets with indefinite lives.

•	Depreciation and amortization decreased $523, primarily related to incorrect useful lives for intangible assets with finite lives.

•	Income from operations decreased by $21,144 as a result of the various changes discussed above

•	Other, net decreased $1,275, primarily due to incorrect revenue recognition related to a transaction with a related party.

•	Gain on disposal of property and equipment decreased by $1,488, primarily related to incorrect recording of non-operational fixed assets.

•	Net income decreased $23,824 as a result of the various changes discussed above.

For the year ended December 31, 2006, the changes to the Consolidated Statement of Operations arising from the restatement primarily relate to the following:

•	Cost of revenues decreased $6,247, primarily relating to overstatement of workers’ compensation insurance expense of temporary employees that were incorrectly accrued.

•	Selling and administrative expenses decreased $4,407, primarily relating to overstatement of bad debt expenses due to use of an incorrect historical loss ratio and reclassification of legal expenses.

•	Depreciation and amortization increased $476, primarily related to incorrect useful lives for intangible assets with finite lives.

•	Income from operations increased by $10,178 as a result of the various changes discussed above.

•	Litigation settlement, net decreased $2,090, primarily due to incorrect classification of legal expenses.

•	Net income increased $6,315 as a result of the various changes discussed above.

KOOSHAREM CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

December 28, 2008, December 30, 2007 and December 31, 2006 (As Restated)

(Dollars in thousands, except per share amounts)

KOOSHAREM CORPORATION

CONSOLIDATED STATEMENT OF SHAREHOLDERS’ DEFICIT

as of December 25, 2005 (as restated)

(Dollars in thousands)

	COMMON STOCK AMOUNT	RETAINED EARNINGS	NOTES RECEIVABLE FROM SHAREHOLDERS	TOTAL SHAREHOLDERS’ DEFICIT
Balance, December 25, 2005 as originally reported	$50	$4,616	$(12,273)	$(7,607)
Adjustments to balance, December 25, 2005	—	(3,552)	390	(3,162)

Balance, December 25, 2005 as restated	$50	$1,064	$(11,883)	$(10,769)

The adjustment to total shareholders’ deficit relates to correction of an error for under accrued California state unemployment insurance premiums for 2003 to 2005.

KOOSHAREM CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

December 28, 2008, December 30, 2007 and December 31, 2006 (As Restated)

(Dollars in thousands, except per share amounts)

KOOSHAREM CORPORATION

CONSOLIDATED STATEMENT OF CASH FLOWS

12/28/2008 (As Restated)

(Dollars in thousands)

	ORIGINALLY REPORTED	AS RESTATED	CHANGE
Cash flows from operating activities:
Net income (loss)	$22,780	$(16,087)	$(38,867)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	30,931	25,283	(5,648)
Impairment charge	16,300	38,350	22,050
Accrued interest income on shareholder’s notes	—	(3,686)	(3,686)
Amortization and write-off of debt issuance costs	—	2,595	2,595
Bad debts	1,410	2,895	1,485
Change in fair value of derivative liability	2,000	2,464	464
Loss (gain) on disposal of property and equipment	769	348	(421)
Deferred income taxes	(23,750)	(14,041)	9,709
Changes in operating assets and liabilities, net of businesses acquired:
Accounts receivable	50,019	49,431	(588)
Prepaid expense	3,130	3,584	454
Prepaid workers’ compensation	(18,675)	(10,031)	8,644
Other assets	(7,659)	(2,966)	4,693
Accounts payable	(19,976)	(14,922)	5,054
Accrued payroll, benefits and related costs	(1,306)	(1,306)	—
Accrued expenses	(6,666)	(9,264)	(2,598)
Accrued workers’ compensation	(6,407)	(201)	6,206

Net cash provided by (used in) operating activities	42,900	52,446	9,546

Cash flows from investing activities:
Purchases of property and equipment	(3,101)	(5,765)	(2,664)
Proceeds from sale of property and equipment	—	812	812
Business acquisitions, net of cash acquired	(44,843)	(46,844)	(2,001)
Short-term investment	39	39	—
Investment in real estate	—	(1,262)	(1.262)

Net cash provided by (used in) investing activities	(47,905)	(53,020)	(5,115)

Cash flows from financing activities:
Net payments on line of credit	(19,139)	(19,139)	—
Proceeds from issuance of long-term debt	27,613	24,818	(2,795)
Loan fees paid	—	—	—
Repayment of long-term debt	(16,567)	(14,985)	1,582
Capital contribution	3,398	—	(3,398)
Repayment of loans from shareholder	—	117,083	117,083
Advances to shareholder	13,954	(98,666)	(112,620)
Cash distributions	(9,383)	(9,833)	(450)
Other long-term liabilities	3,457	—	(3,457)

Net cash provided by (used in) financing activities	3,333	(722)	(4,055)
Effect of exchange rate changes	—	—	—

Increase (decrease) in cash position	(1,672)	(1,296)	376
Cash and cash equivalents, beginning of year	3,143	2,767	(376)

Cash and cash equivalents, end of year	$1,471	$1,471	$—

KOOSHAREM CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

December 28, 2008, December 30, 2007 and December 31, 2006 (As Restated)

(Dollars in thousands, except per share amounts)

KOOSHAREM CORPORATION

CONSOLIDATED STATEMENT OF CASH FLOWS

12/30/2007 (As Restated)

(Dollars in thousands)

	ORIGINALLY REPORTED	AS RESTATED	CHANGE
Cash flows from operating activities:
Net income (loss)	$5,898	$(17,926)	$(23,824)
Adjustments to reconcile net (loss) income to net cash provided by
(used in) operating activities:
Depreciation and amortization	29,179	20,405	(8,774)
Impairment charge	—	7,000	7,000
Amortization and write off of debt issuance cost	—	11,001	11,001
Bad debts	(1,463)	5,798	7,261
Change in fair value of derivative liability	448	448	—
Unrealized loss on investment	—	(502)	(502)
Gain on disposal of equipment	(1,541)	(1,541)	—
Deferred income taxes	(2,597)	11,116	13,713
Stock option compensation	465	465	—
Changes in operating assets and liabilities, net of businesses acquired:
Accounts receivable	(26,191)	(23,491)	2,700
Prepaid expense	7,146	2,275	(4,871)
Prepaid workers’ compensation	(20,991)	(20,304)	687
Other assets	(5,745)	(3,281)	2,464
Accounts payable	12,259	14,762	2,503
Accrued payroll, benefits and related costs	6,800	6,800	—
Accrued expenses	(7,840)	(15,990)	(8,150)
Accrued workers’ compensation	(10,929)	(3,140)	7,789

Net cash used in operating activities	(15,102)	(6,105)	8,997

Cash flows from investing activities:
Purchases of property and equipment	(3,166)	(4,278)	(1,112)
Disposals of property and equipment	3,910	3,910	—
Business acquisitions, net of cash acquired	(114,779)	(134,310)	(19,531)
Short-term investment	(491)	11	502

Net cash used in investing activities	(114,526)	(134,667)	(20,141)

Cash flows from financing activities:
Net payments on line of credit	(6,414)	(6,414)	—
Proceeds from issuance of long-term debt	451,334	249,903	(201,431)
Loan fees paid	(12,640)	(12,640)	—
Repayment of long-term debt	(222,479)	(10,880)	211,599
Advances to shareholder, net	(67,450)	(68,613)	(1,163)
Cash distributions	(10,568)	(10,583)	(15)
Other long-term liabilities	—	1,778	1,778

Net cash provided by financing activities	131,783	142,551	10,768

Increase in cash position	2,155	1,779	(376)
Cash and cash equivalents, beginning of year	988	988	—

Cash and cash equivalents, end of year	$3,143	$2,767	$(376)

KOOSHAREM CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

December 28, 2008, December 30, 2007 and December 31, 2006 (As Restated)

(Dollars in thousands, except per share amounts)

KOOSHAREM CORPORATION

CONSOLIDATED STATEMENT OF CASH FLOWS

12/30/2006 (As Restated)

(Dollars in thousands)

	ORIGINALLY REPORTED	AS RESTATED	CHANGE
Cash flows from operating activities:
Net income	$13,067	$19,382	$6,315
Adjustments to reconcile net income to net cash provided by
(used in) operating activities:
Depreciation and amortization	15,664	16,140	476
Write-off of debt issuance costs	3,540	4,839	1,299
Bad debts	2,592	4,108	1,516
Gain on disposal of equipment	(662)	(662)	—
Deferred income taxes	(2,254)	(2,254)	—
Changes in operating assets and liabilities, net of businesses acquired:
Accounts receivable	(17,551)	(16,956)	595
Prepaid expense	(1,294)	3,047	4,341
Prepaid workers’ compensation	2,697	(9,435)	(12,132)
Other assets	21,711	21,934	223
Accounts payable	4,768	6,682	1,914
Accrued payroll, benefits and related costs	(10,426)	(10,426)	—
Accrued expenses	5,662	4,756	(906)
Accrued workers’ compensation	361	(2,008)	(2,369)

Net cash provided by operating activities	37,875	39,147	1,272

Cash flows from investing activities:
Purchases of property and equipment	(23,772)	(23,772)	—
Proceeds from sales of property and equipment	14,795	14,795	—
Business acquisitions, net of cash acquired	(163,521)	(168,090)	(4,569)
Short-term investments	(1,519)	2,869	4,388

Net cash used in investing activities	(174,017)	(174,198)	(181)

Cash flows from financing activities:
Net payments on line of credit	1,521	1,521	—
Proceeds from issuance of long-term debt	219,453	224,330	4,877
Loan fees paid	(13,442)	(13,442)	—
Repayment of long-term debt	(63,285)	(68,170)	(4,885)
Cash distributions	(8,850)	(8,850)	—
Other long-term liabilities	684	360	(324)
Increase in disbursements outstanding	759	—	(759)

Net cash provided by financing activities	136,840	135,749	(1,091)

Effect of exchange rate changes	215	215	—

Increase in cash position	913	913	—
Cash and cash equivalents, beginning of year	75	75	—

Cash and cash equivalents, end of year	$988	$988	$—

KOOSHAREM CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

December 28, 2008, December 30, 2007 and December 31, 2006 (As Restated)

(Dollars in thousands, except per share amounts)

Business

The Company is a national provider of temporary personnel to the clerical, light industrial, information technology and financial sectors to Fortune 1000 companies, as well as, small and mid-size local and regional companies, including manufacturing, service, retail, banking and governmental agencies. The Company provides its services in over 40 states, through a network of 291 offices, of which 208 are Company-owned and 83 are independently managed franchises, with physical locations in 32 states.

The sales and delivery functions for Koosharem’s clients are concentrated in and through our field offices. The Company’s headquarters provides support services to the field offices in areas such as human resources, risk management, legal, marketing, and national sales initiatives, in addition to the traditional “back office” support services such as payroll, billing, accounting, credit and collection, tax, and data processing, which are highly centralized.

Under the Company’s traditional franchise agreements, the franchisee pays all lease and working capital costs relating to its office, including funding payroll and collecting clients’ accounts. Generally, the franchisee pays the Company an initial franchise fee and continuing franchise fees, or royalties, at a standard rate of 7.0% of its gross billings. Franchisees that renew their franchise agreement may qualify for a reduced rate (ranging from 4% - 6.5%) based on gross billings. Additionally, a discounted rate is utilized with national accounts. The Company processes payroll and invoices clients, and the franchisee employs all management staff and temporary personnel affiliated with its office. The Company no longer offers this form of franchise agreement.

Under the Company’s licensed franchise agreements, the licensee pays the Company an initial franchise fee and pays all lease and operating costs relating to its office. The licensee employs all management staff affiliated with its office, but the Company employs all temporary personnel affiliated with the licensed franchise office, handles invoicing and collecting clients’ accounts, and generally remits to the licensed franchisee 60%-75% of the office’s gross margin. The Company’s share of the licensee’s gross margin, representing the continuing franchise fees, is generally not less than 7.5% of the licensed franchisee’s gross billings. However, the Company’s share of the licensee’s gross margin is decreased for (i) national accounts for which the Company’s fee is reduced to compensate for lower gross margins, (ii) sales incentive programs, and (iii) licensees that renew their franchise agreement, who may qualify for a reduced rate (ranging from 6.0%-7.0%) based on gross revenues.

The percentage of gross margin paid to the licensee is generally based on the level of hours billed during the contract year. This licensed franchise agreement will be used with new licensees and certain existing licensees who decide to convert to the new agreement.

Through a recent acquisition, the Company entered the PEO (professional employer organization) business and provides certain HR-related services and functions for clients under what is called a co-employment arrangement. The core services typically provided by a PEO are payroll processing, access to health and welfare benefits, risk management, workers’ compensation coverage and HR services.

Capital Resources and Liquidity

The accompanying consolidated financial statements have been prepared on the basis that the Company will continue as a going concern. The Company incurred net losses for the years ended December 28, 2008 and December 30, 2007. As of December 28, 2008 and December 30, 2007, the Company had a shareholders’ deficit

KOOSHAREM CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

December 28, 2008, December 30, 2007 and December 31, 2006 (As Restated)

(Dollars in thousands, except per share amounts)

of $107,829 and $97,248 respectively. The Company had working capital of $60,971 as of December 28, 2008 and generated positive cash flows from operations of $52,446 for the year ended December 28, 2008. On December 10, 2009, both the First Lien Agreement and Second Lien Agreement were amended to provide that for purposes of determining covenant compliance with the financial covenants contained therein, the third fiscal quarter of 2009 and all prior fiscal periods will be calculated with reference to financial statements and certificates previously delivered pursuant to the First Lien Agreement and Second Lien Agreement, respectively, regardless of any restated financial statements prepared pursuant to or in connection with the restatement. If the financial statements, as restated, were used to determine covenant compliance, the Company would not have been in compliance with its covenants as of December 28, 2008.

The consolidated financials statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the outcome of this uncertainty.

The Company currently expects that the proposed merger with Atlas Acquisition Holdings Corp. (“Atlas”), as well as the proposed amendments to is First and Second Lien Agreements (see Note 5), will provide sufficient cash to fund its projected operations for the immediately foreseeable future and is confident that additional financing will be available if and when needed.

If the Company is unable to achieve projected operating results and/or obtain such additional financing if and when needed, management will be required to curtail growth plans and significantly scale back activities. No assurances can be given that the Company will achieve increased revenues. If adequate funds are not available or are not available on acceptable terms, the Company’s ability to finance its core development and revenue activities could be significantly limited.

2. Summary of Significant Accounting Policies

Fiscal year

The Company’s fiscal year ends on the last Sunday in December and consists of either 52 or 53 weeks. The fiscal years ended December 28, 2008 and December 30, 2007 consisted of 52 weeks while the fiscal year ended December 31, 2006 consisted of 53 weeks. For interim reporting purposes, the first three fiscal quarters are comprised of 12 weeks each while the fourth fiscal quarter consists of 16 or 17 weeks.

Accounting estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates included in the Company's financial statements include allowance for doubtful accounts, valuation of intangible assets, valuation of derivatives, workers’ compensation liabilities and income taxes.

Fair value of financial instruments

The carrying values of cash and cash equivalents, accounts receivable and accounts payable approximate fair values due to the short maturities of such instruments. Short-term borrowings and long-term debt are carried

KOOSHAREM CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

December 28, 2008, December 30, 2007 and December 31, 2006 (As Restated)

(Dollars in thousands, except per share amounts)

at amounts not materially different from fair values based on current rates offered to the Company for debt with similar collateral and guarantees, if any, and maturities.

In 2008, the Company adopted Statement of Financial Accounting Standard (SFAS) No. 157, “Fair Value Measurements”, which defines fair value, establishes a framework for using fair value to measure assets and liabilities, and expands disclosures about fair value measurements. The statement applies whenever other statements require or permit assets or liabilities to be measured at fair value. SFAS 157 is effective for fiscal years beginning after November 15, 2007, except for nonfinancial assets and liabilities that are recognized or disclosed at fair value in the financial statements on a nonrecurring basis, for which application was deferred for one year.

SFAS 157 established the following fair value hierarchy that prioritizes the inputs used to measure fair value:

Level 1	Quoted prices are available in active markets for identical assets or liabilities as of the reporting date. Active markets are those in which transactions for the asset or liability occur in sufficient frequency and volume to provide pricing information on an ongoing basis. Level 1 primarily consists of financial instruments such as exchange-traded derivatives, listed equities and U.S. government treasury securities.

Level 2	Pricing inputs are other than quoted prices in active markets included in Level 1, which are either directly or indirectly observable as of the reporting date. Level 2 includes those financial instruments that are valued using models or other valuation methodologies. These models are primarily industry-standard models that consider various assumptions, including quoted forward prices for commodities, time value, volatility factors, and current market and contractual prices for the underlying instruments, as well as other relevant economic measures. Substantially all of these assumptions are observable in the marketplace throughout the full term of the instrument, can be derived from observable data or are supported by observable levels at which transactions are executed in the marketplace. Instruments in this category include non-exchange-traded derivatives such as over the counter forwards, options and repurchase agreements.

Level 3	Pricing inputs include significant inputs that are generally less observable from objective sources. These inputs may be used with internally developed methodologies that result in management’s best estimate of fair value. At each balance sheet date, the Company performs an analysis of all instruments subject to SFAS No. 157 and includes in Level 3 all of those instruments whose fair value is based on significant unobservable inputs.

KOOSHAREM CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

December 28, 2008, December 30, 2007 and December 31, 2006 (As Restated)

(Dollars in thousands, except per share amounts)

The following table presents the rollforward of the Company’s financial assets and liabilities that were accounted for at fair value under Levels 1- 3 as of December 28, 2008 (in thousands):

	Fair Value Measurements Using
	Quoted Prices in Active Markets	Significant Other Observable Inputs	Significant Unobservable Inputs
Assets
Short-term investments	$468	$—	$—

Liabilities
Derivative liability	$—	$—	$2,912

Fair value of derivative liability, December 30, 2007	$448
Unrealized loss on derivative liability	2,464

Fair value of derivative liability, December 28, 2008	$2,912

The fair value of short-term investments is determined using quoted market prices. The fair value of the derivative liability is estimated using the net present value of a series of cash flows both on the cap and floor components of the interest rate collars. These cash flows are based on yield curves which take into account the contractual terms of the derivatives including maturity dates, interest rates and volatility.

Cash and cash equivalents

The Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

Restricted cash

The Company is required to maintain certain levels of cash to fund workers’ compensation claims. At December 28, 2008 and December 30, 2007, restricted cash totaled $322 and $361, respectively, and is included in other assets.

Short-term investments

All short-term investments are equity securities, classified as available for sale and are carried at fair value. Unrealized gains and losses, net of tax, are included in the determination of comprehensive income and are reported in shareholders’ deficit. The fair value of all short-term investments is determined by quoted market prices. Cumulative unrealized losses, included in accumulated other comprehensive income, totaled $1,354 and $353 as of December 28, 2008 and December 30, 2007, respectively. The equity securities represent an investment in the publicly traded common stock of a staffing company, and has had temporary gains and losses in value during the course of the Company’s investment in this security over 37 months. The Company has evaluated the near-term prospects of the issuer in relation to the severity and duration of the impairment. Based on that evaluation and the Company’s intent to hold this investment for a reasonable time sufficient for a forecasted recovery of fair value, the Company does not consider this investment to be other-than-temporarily impaired at December 28, 2008.

KOOSHAREM CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

December 28, 2008, December 30, 2007 and December 31, 2006 (As Restated)

(Dollars in thousands, except per share amounts)

Derivative investments

From time to time, the Company enters into derivative agreements to hedge interest rate risk associated with its variable rate debt. The Company records the derivative at fair value as an asset or a liability. The Company records the change in value of the derivative each reporting period as an adjustment to interest expense in the accompanying statement of operations. The fair value of the derivative instruments is estimated using the net present value of a series of cash flows on both the cap and floor components of the interest rate collars. These cash flows are based on yield curves which take into account the contractual terms of the derivatives, including the period to maturity and market-based parameters such as interest rates and volatility.

Concentrations of credit risk

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist primarily of cash and cash equivalents and accounts receivable.

The Company maintains its cash and cash equivalents at financial institutions with high credit quality. At various times throughout the year such cash balances are in excess of federally insured limits.

The Company performs ongoing credit evaluations of its customers’ financial conditions and generally requires no collateral. Concentrations of credit risk are limited due to the large number of customers comprising the Company’s customer base and their dispersion across different business and geographic areas. Accounts receivable are carried at the amount estimated to be collectible. The Company maintains an allowance for potential losses based upon management’s analysis of historical write-off levels, current economic trends, routine assessment of its customers’ financial strengths and any other known factors impacting collectability. When management has exhausted all collection efforts, amounts deemed uncollectible are written off. Recoveries are recognized in the period they are received. The ultimate amount of accounts receivable that become uncollectible could differ from those estimated; however, such losses have generally been within management’s expectations. No customer represents 10% or more of annual revenues or outstanding receivables. The following table reports the activity in our Allowance for Doubtful Accounts:

Balance, December 31, 2006	$8,043
Additions	8,069
Write-Offs	(3,626)
Recoveries	(223)

Balance, December 30, 2007	12,263
Additions	2,895
Write-Offs	(1,100)
Recoveries	387

Balance, December 31, 2008	$14,445

Revenue recognition

The Company generates revenue from the sale of temporary staffing services by its Company-owned and licensed franchise operations and from royalties on sales of such services by its traditional franchise operations. Temporary staffing revenues and the related labor costs and payroll taxes are recorded in the period in which the services are performed.

KOOSHAREM CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

December 28, 2008, December 30, 2007 and December 31, 2006 (As Restated)

(Dollars in thousands, except per share amounts)

The Company follows the guidance of Emerging Issues Task Force (“EITF”) 99-19, “Recording Revenue Gross as a Principal versus Net as an Agent”, in the presentation of revenues and direct costs of revenues. This guidance requires the Company to assess whether it acts as a principal in the transaction or as an agent acting on behalf of others. Where the Company is the principal in the transaction and has the risks and rewards of ownership, the transactions are recorded gross in the consolidated statements of operations.

Under the Company’s licensed franchise agreement, revenues generated by the franchise operation and the related costs of revenues are included in the Company’s consolidated financial statements. Generally, the Company has the direct contractual relationship with the customer, holds title to the related customer receivables and is the legal employer of the temporary employees. Thus, certain risks associated with the licensed franchise operations remain with the Company. The net distribution paid to the licensee for the services rendered is based on a percentage of the gross margin generated by the licensed operation and is reflected as “Franchise licensees’ share of gross profit” in the consolidated statements of operations. The Company’s share of the licensees’ gross profit represents the continuing franchise fee as outlined in the licensed franchise agreement and is recorded when earned in connection with the related licensed franchise revenues.

The Company generates revenue from the sales of professional employment staffing and services. The contracts with clients create a co-employer relationship where the PEO becomes responsible for payment of salaries, wages, payroll taxes, unemployment, workers compensation, and at the client’s option, group health, welfare, and retirement benefits. The client generally retains responsibility for on site supervision, training, proper job certification and worksite safety.

Revenue is recorded in accordance with EITF 99-19 Reporting Revenue Gross as a Principal versus Net as an Agent. The PEO reports as revenue, the total billed to clients as professional service fees, payroll tax, workers compensation, unemployment, and health and retirement plan fees, less employee wages.

Property and equipment

Property and equipment are recorded at cost and depreciated using the straight-line or declining-balance method over their estimated useful lives, ranging from three to seven years. Amortization of leasehold improvements is computed on a straight-line basis over the life of the improvement or the term of the lease, whichever is shorter. Expenditures for maintenance and repairs are charged to expense as incurred. When assets are sold, the related cost and accumulated depreciation are removed from the accounts and resulting gains and losses are included in operations in the year of disposal.

Property and equipment consist of the following:

	2008	2007
Furniture and fixtures	$5,706	$4,028
Computer and office equipment	28,636	21,239
Leasehold improvements	5,584	4,714
Transportation equipment	12,311	12,274

	52,237	42,255
Less accumulated depreciation and amortization	(27,294)	(19,305)

	$24,943	$22,950

KOOSHAREM CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

December 28, 2008, December 30, 2007 and December 31, 2006 (As Restated)

(Dollars in thousands, except per share amounts)

Depreciation expense was $8,196, $8,392 and $6,302 for fiscal years 2008, 2007 and 2006, respectively.

Goodwill

Goodwill represents the excess of purchase price over the estimated fair value of net assets acquired. In accordance with Statement of Accounting Standards No. 142, “Goodwill and Other Intangible Assets” (“SFAS No. 142”), the Company no longer amortizes goodwill but instead tests goodwill for impairment at each fiscal year end or more frequently if the Company believes indicators of impairment exist. Based on the Company’s annual impairment tests, goodwill was not impaired at December 28, 2008 and December 30, 2007.

Intangible assets

Intangible assets are stated at cost less accumulated amortization. For intangible assets with finite lives, amortization is computed using the straight-line method over estimated useful lives ranging from three to twenty years.

Indefinite lived intangible assets are tested for impairment at least annually, while intangible assets with finite lives are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of such assets may not be recoverable. Any impairment loss is recognized if the carrying amount of the asset exceeds its fair value. Impairment charges totaled $38,350 for the fiscal year ended December 28, 2008. No impairment charge was recorded in 2007.

Impairment of long-lived assets

Long-lived assets, principally property and equipment and customer relationships and other definite lived intangible assets, are reviewed for impairment, based on undiscounted cash flows, whenever events and circumstances indicate that the carrying amount of such assets may not be recoverable or at least annually. If this review indicates that the carrying amount of the long-lived assets is not recoverable, the Company recognizes an impairment loss, measured by the future discounted cash flow method. The Company recorded an impairment of customer relationships in 2008 in the amount of $38,350. Customer relationships are amortized over 13 years, using the straight line method, which most closely reflects the pattern in which the economic benefits of the relationships are derived. In 2007, the Company recognized an impairment loss of $7,000 on an aircraft owned by Trishan Air, Inc., a VIE for consolidation purposes. There were no impairments recognized in 2006.

Deferred financing costs

The Company has incurred debt issuance costs in connection with its long-term debt. These costs are capitalized as deferred financing costs, included in other assets in the consolidated balance sheet, and amortized on a straight-line basis method over the term of the related debt, which approximates the effective interest method.

Workers’ compensation

The Company primarily self-insures workers’ compensation and establishes a cash reserve for estimated claims, representing the estimated ultimate cost of claims and related expenses that have been reported but not settled, and that have been incurred but not reported. The estimated ultimate cost of a claim is determined by an

KOOSHAREM CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

December 28, 2008, December 30, 2007 and December 31, 2006 (As Restated)

(Dollars in thousands, except per share amounts)

independent actuary by applying actuarially determined loss development factors to current claims information. These development factors are determined based upon a detailed actuarial analysis of historical claims experience of both the Company and the staffing industry. The Company commissions annual reports and quarterly updates of the actuarial analysis from an independent actuary supporting the development factors utilized and revises those development factors, as necessary. Adjustments to the claims reserve are charged or credited to expense in the periods in which they occur. Management believes that the Company is adequately reserved and does not expect any adjustment to have a material impact on the consolidated financial statements.

Advertising

Advertising and promotional expenses are charged to expense when incurred and are included in selling and administrative expense in the consolidated statements of operations. Advertising expenses were $5,617, $6,785 and $4,693 in 2008, 2007 and 2006, respectively.

Income taxes

The Company accounts for income taxes in accordance with SFAS No. 109, “Accounting for Income Taxes”. Under this method, deferred income taxes are recognized for the estimated tax consequences in future years of differences between the tax bases of assets and liabilities and the financial reporting amounts at each year-end based on enacted tax laws and statutory rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established to reduce deferred tax assets to the amount expected to be realized when, in management’s opinion; it is more likely than not that some portion of the deferred tax assets will not be realized. The provision for income taxes represents current taxes payable net of the change during the period in deferred tax assets and liabilities.

All of the companies in the group, except Tandem Staffing Solutions, Inc., Ablest, Inc. and San Diego Personnel have elected to be treated as S Corporations for federal and state income tax purposes. As a result, no liability for federal income taxes exists since such taxes, if any, are levied directly against the shareholders. Minimum state franchise taxes imposed on S Corporations are included in the provision for income taxes in the accompanying consolidated statements of operations.

Effective January 1, 2008, RemedyTemp, Inc. elected to be treated as an S Corporation for federal and state income tax purposes. SFAS No. 109, Accounting for Income Taxes, requires that the deferred tax effects of a change in tax status be included in income from operations at the date the change in tax status occurs. Accordingly, RemedyTemp, Inc.’s net deferred tax liabilities at December 30, 2007 have been adjusted through the deferred tax benefit for the year ended December 28, 2008 as a result of its change in 2008 to a nontaxable enterprise.

Accounting for stock-based compensation

SFAS No. 123(R), “Share-Based Payment” (“SFAS No. 123(R)”) establishes standards for accounting for share-based payment transactions. Share-based payment transactions are those in which an entity exchanges its equity instruments for goods or services or in which an entity incurs liabilities in exchange for goods or services that are based on the fair value of the entity’s equity instruments or that may be settled by the issuance of those equity instruments. SFAS No. 123(R) covers a wide range of share-based compensation arrangements including share options, restricted share plans, performance-based awards, share appreciation rights and employee share

KOOSHAREM CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

December 28, 2008, December 30, 2007 and December 31, 2006 (As Restated)

(Dollars in thousands, except per share amounts)

purchase plans. SFAS No. 123(R) requires a public entity to measure the cost of employee services received in exchange for an award of equity instruments based on the fair value of the award on the grant date (with limited exceptions). That cost will be recognized in the entity's financial statements over the period during which the employee is required to provide services in exchange for the award.

The Company adopted SFAS No. 123(R) at the beginning of fiscal 2006 utilizing the modified prospective method, which does not require restatement of prior periods. The modified prospective method requires that compensation expense be recorded for all unvested stock options and restricted stock awards over the requisite service period (generally the vesting schedule). Prior to fiscal 2006, the Company measured compensation cost for employee stock options and similar equity instruments using the intrinsic value-based method of accounting prescribed by APB 25.

Segment reporting

The Company operates in and reports as a single operating segment providing temporary personnel services. All of the Company's identifiable assets and sales are located in the United States.

Recent accounting pronouncements

In December 2007, the FASB issued SFAS No. 141(R), “Business Combinations”, which retained the underlying concepts of SFAS No. 141 “Business Combinations” in that all business combinations are still required to be accounted for at fair value under the acquisition method of accounting but SFAS No. 141(R) changed the method of applying the acquisition method in a number of significant aspects. SFAS No. 141(R) will require that: (1) for all business combinations, the acquirer records all assets and liabilities of the acquired business, including goodwill, generally at their fair values; (2) certain contingent assets and liabilities acquired be recognized at their fair values on the acquisition date; (3) contingent consideration be recognized at its fair value on the acquisition date and, for certain arrangements, changes in fair value will be recognized in earnings until settled; (4) acquisition-related transaction and restructuring costs be expensed rather than treated as part of the cost of the acquisition and included in the amount recorded for assets acquired; (5) in step acquisitions, previous equity interests in an acquiree held prior to obtaining control be re-measured to their acquisition-date fair values, with any gain or loss recognized in earnings; and (6) when making adjustments to finalize initial accounting, companies revise any previously issued post-acquisition financial information in future financial statements to reflect any adjustments as if they had been recorded on the acquisition date. SFAS No. 141(R) is effective on a prospective basis for all business combinations for which the acquisition date is on or after the beginning of the first annual period subsequent to December 15, 2008, with the exception of the accounting for valuation allowances on deferred taxes and acquired tax contingencies. SFAS No. 141(R) amends SFAS No. 109 such that adjustments made to valuation allowances on deferred taxes and acquired tax contingencies associated with acquisitions that closed prior to the effective date of this statement should also apply the provisions of SFAS No. 141(R). This standard will be applied to all future business combinations.

In December 2007, the FASB issued SFAS No. 160, “Non-controlling Interests in Consolidated Financial Statements — an amendment to ARB No. 51”. SFAS No. 160 establishes the standards for accounting and reporting of non-controlling interests in subsidiaries, currently known as minority interests, in consolidated financial statements. SFAS No. 160 also provides guidance on accounting for changes in a parent’s ownership interest in a subsidiary and establishes standards of accounting for the deconsolidation of a subsidiary. SFAS No. 160 requires an entity to present minority interests as a component of equity and to present consolidated net income attributable to the parent and to the non-controlling interest separately on the face of the consolidated

KOOSHAREM CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

December 28, 2008, December 30, 2007 and December 31, 2006 (As Restated)

(Dollars in thousands, except per share amounts)

financial statements. SFAS No. 160 is effective for fiscal years beginning on or after December 15, 2008. The Company does not expect that the adoption of this pronouncement will have a significant impact on its consolidated financial statements.

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133”. SFAS No. 161 requires entities to provide enhanced disclosures about (a) how and why an entity uses derivative instruments and that the objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (b) how derivative instruments and related hedged items are accounted for under SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities” and its related interpretations, including a tabular format disclosure of the fair values of derivative instruments and their gains and losses and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows. SFAS No. 161 is effective for fiscal years beginning after November 15, 2008, with early application encouraged. SFAS No. 161 encourages, but does not require, comparative disclosures for earlier periods at initial adoption. The Company is evaluating the impact that the adoption of this pronouncement may have on its consolidated financial statements.

In April 2008, the FASB issued FASB Staff Position FAS 142-3, “Determination of Useful Life of Intangible Assets (“FAP 142-3”). FAP 142-3 amends the factors that should be considered in developing the renewal or extension assumptions used to determine the useful life of a recognized intangible asset under SFAS No. 142, “Goodwill and Other Intangible Assets”, and also requires expanded disclosure related to the determination of intangible asset useful lives. FAP 142-3 intends to improve the consistency between the useful life of a recognized intangible asset under SFAS No. 142 and the period of expected cash flows used to measure the fair value of the asset under SFAS No. 141R, and other GAAP. FAP 142-3 is effective for fiscal years beginning after December 15, 2008. Earlier adoption is not permitted. The Company is evaluating the impact that the adoption of this pronouncement may have on its consolidated financial statements.

In May 2009, the FASB issued SFAS No. 165 “Subsequent Events” which provides guidance to establish general standards of accounting for and disclosures of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. The standard also requires entities to disclose the date through which subsequent events were evaluated as well as the rationale for why that date was selected. The standard is effective for interim and annual periods ending after June 15, 2009, and accordingly, the Company adopted this Standard during the period ended October 4, 2009 and it had no significant effect on its consolidated financial statements.

In June 2009, the FASB issued SFAS No. 167 “Amendment to FASB Interpretation No. 46(R)” amending the accounting and disclosure requirements for the consolidation of variable interest entities. The elimination of the concept of a QSPE, as discussed above, removes the exception from applying the consolidation guidance within this accounting standard. Further, this accounting standard requires a company to perform a qualitative analysis when determining whether or not it must consolidate a VIE. It also requires a company to continuously reassess whether it must consolidate a VIE. Additionally, it requires enhanced disclosures about a company’s involvement with VIEs and any significant change in risk exposure due to that involvement, as well as how its involvement with VIEs impacts the company’s financial statements. Finally, a company will be required to disclose significant judgments and assumptions used to determine whether or not to consolidate a VIE. This accounting standard is effective for financial statements issued for fiscal years beginning after November 15, 2009. The Company has not completed their assessment of the impact that this pronouncement will have on the Company’s financial condition, results of operations or cash flows.

KOOSHAREM CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

December 28, 2008, December 30, 2007 and December 31, 2006 (As Restated)

(Dollars in thousands, except per share amounts)

3. Supplemental Statement of Cash Flows Information

	2008	2007	2006
Interest paid	$37,558	$33,420	$20,580

Income taxes paid (refunded)	$334	$1,004	$(930)

Supplemental noncash investing and financing activities:
Noncash disclosure of acquisitions:
Fair value of assets acquired	$103,557	$158,898	$253,719
Cash paid	46,844	134,310	168,090

Liabilities assumed	$56,713	$24,588	$85,629

Other non-cash financing transactions:
Noncash shareholder distributions	$17,655	$—	$7,053

Shares issued for notes receivable	$190	$1,826	$3,085

Shares issued for repayment of debt	$1,609	$—	$—

4. Goodwill and Intangibles

A reconciliation of the activity affecting goodwill is as follows:

Balance, December 31, 2006	$65,885
Additions	12,691

Balance, December 30, 2007	78,576
Additions	51,037

Balance, December 28, 2008	$129,613

The following table sets forth the amounts recorded for intangible assets:

	At December 28, 2008
	Cost	Impairment	Accumulated Amortization	Net
Customer relationships	$176,832	$(38,350)	$(23,613)	$114,869
Employee database	14,471	—	(5,893)	8,578
Trade names	18,291	—	(943)	17,348
Other	17,409	—	(10,350)	7,059

	$227,003	$(38,350)	$(40,799)	$147,854

KOOSHAREM CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

December 28, 2008, December 30, 2007 and December 31, 2006 (As Restated)

(Dollars in thousands, except per share amounts)

	At December 30, 2007
	Cost	Impairment	Accumulated Amortization	Net
Customer relationships	$149,253	—	$(10,626)	$138,627
Employee database	13,268	—	(3,285)	9,983
Trade names	18,216	—	(665)	17,551
Other	17,389	—	(9,296)	8,093

	$198,126	—	$(23,872)	$174,254

Included in the total amount of Trade Names at December 28, 2008, December 30, 2007 and December 31, 2006 is an indefinite lived trade name of $12,700. In addition, amortization expense was $17,087, $12,013 and $9,838 for the years ended December 28, 2008, December 30, 2007 and December 31, 2006, respectively.

Future expected amortization expense associated with these amortizable intangibles is as follows:

2009	$18,700
2010	17,200
2011	14,700
2012	10,900
2013	9,100
Thereafter	64,554

$135,154

5. Debt

On July 12, 2007, the Company entered into a First Lien Credit and Guaranty Agreement which provided for a term loan of $250,000 and a revolving loan commitment of up to $50,000. The revolving line of credit is available to finance working capital requirements, leasehold improvements, letters of credit and acquisitions. Interest on borrowings under the revolving facility is based on the banks’ base rate plus 2.0% per annum or the adjusted Eurodollar rate plus 3.0% per annum (5.25% at December 28, 2008), at the Company’s option, and is payable quarterly. Borrowings outstanding under the revolving line of credit are classified as short-term borrowings in the accompanying consolidated balance sheets. At December 28, 2008 and December 30, 2007, borrowings outstanding under this revolving loan facility were $8,900 and $28,100, respectively. Letters of credit outstanding under the revolving credit facility were $6,600 at December 28, 2008. A recurring commitment fee of 0.50% is charged on the unused portion of the revolving credit facility.

The term loan of $250,000 under the First Lien Credit and Guaranty Agreement requires quarterly principal payments of $625 through March 31, 2014, and a payment of $233,100 upon maturity on June 30, 2014. Interest is accrued based on the base rate plus 2.0% per annum or the adjusted Eurodollar rate plus 3.0% per annum. Interest is paid quarterly or on shorter intervals based on the Company’s interest period election. The First Lien and Guaranty Agreement contains certain restrictions on payments to the principal shareholder. Also included are financial covenants, which require, among other things, that the Company maintain certain levels of financial ratios with respect to leverage and fixed charges. The Company was not in compliance with its covenants as of December 28, 2008. The First Lien Credit and Guaranty Agreement was amended on December 10, 2009. The amendment changes the interest rate to be charged based on the “Leverage Ratio”, as defined, to range from a

KOOSHAREM CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

December 28, 2008, December 30, 2007 and December 31, 2006 (As Restated)

(Dollars in thousands, except per share amounts)

low of the base rate plus 3.0% per annum or the adjusted Eurodollar rate plus 4.0% per annum to a high of 4.5% and 5.5%, respectively. The First Lien Credit and Guaranty Agreement allows for a maximum of two “Dutch Auctions” to pay down the holders of the debt at a discount to be determined.

On July 12, 2007, the Company entered into a Second Lien Credit and Guaranty Agreement which provides a term loan of $100,000. The entire principal balance of the second lien term loan is due at maturity on December 31, 2014. Interest accrues based on either the base rate plus 5.25% or 6.25% per annum (depending on the leverage ratio) or the adjusted Eurodollar rate plus 6.25% or 7.25% per annum (depending on the leverage ratio) (6.53% at October 4, 2009). Interest is paid quarterly or on shorter intervals for loans bearing interest at the adjusted Eurodollar rate based on the Company’s interest period election. The Second Lien Credit and Guaranty Agreement contains certain restrictions on payments to the principal shareholder and various financial covenants including, among other things, certain levels of financial ratios with respect to leverage and fixed charges. On December 10, 2009, both the First Lien Agreement and Second Lien Agreement were amended to provide that for purposes of determining covenant compliance with the financial covenants contained therein, the third fiscal quarter of 2009 and all prior fiscal periods will be calculated with reference to financial statements and certificates previously delivered pursuant to the First Lien Agreement and Second Lien Agreement, respectively, regardless of any restated financial statements prepared pursuant to or in connection with the restatement. If the financial statements, as restated, were used to determine covenant compliance, the Company would not have been in compliance with its covenants as of December 28, 2008. All assets of the borrowers are provided as collateral for the First Lien and Second Lien Credit and Guaranty Agreements.

Each of the First Lien Agreement and Second Lien Agreement were amended on December 10, 2009. The amendment to the First Lien Agreement changed the interest rate to be charged based on the “Leverage Ratio”, as defined therein, to range from a low of the base rate plus 3.0% per annum or the adjusted Eurodollar rate plus 4.0% per annum to a high of 4.5% and 5.5%, respectively. Both the First Lien Agreement and Second Lien Agreement were amended to (i) generally permit the merger discussed in Note 15, and (ii) provide that for purposes of determining compliance with the financial covenants contained therein, the third fiscal quarter of 2009 and all prior fiscal periods will be calculated with reference to financial statements and certificates previously delivered pursuant to the First Lien Agreement or Second Lien Agreement, as applicable, regardless of any restated financial statements prepared pursuant to or in connection with the restatement.

The Company opted to enter into an Accordion Loan Agreement, associated with the First Lien and Second Lien Agreements, on October 1, 2007. This option allows the Company to obtain additional financing in an amount not to exceed $200,000. The terms of the Accordion Loan are consistent with those of the First and Second Lien Agreements.

Trishan Air has a $17,469 subordinated promissory note payable to its shareholder. Interest accrues at an initial fixed rate of 6.63%, adjusted monthly based on the actual index as defined in the note. Installments of $136, including principal and interest, are due monthly with a balloon payment of $11,339 due in 2016. The note may be prepaid at a prepayment premium starting at 3% and declining to 1% during the initial three-year term of the note. Trishan Air also guarantees payment of a note payable by its shareholder to a third party financial institution with identical terms to the note payable to the shareholder. The note payable to the third party financial institution is collateralized by transportation equipment with a net book value of $6,500 after a $7,000 impairment. See the section entitled “Summary of Significant Accounting Policies — Long lived-assets”.

KOOSHAREM CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

December 28, 2008, December 30, 2007 and December 31, 2006 (As Restated)

(Dollars in thousands, except per share amounts)

Long-term debt consists of the following:

	2008	2007
First Lien Agreement, secured by all Company assets, due in quarterly principal and interest payments through June 30, 2014, bearing a variable interest rate	$246,808	$249,375

Accordion loan, secured by all Company assets, due in quarterly principal and interest payments through June 20, 2014, bearing a variable interest rate	107,326	83,500

Second Lien Agreement, secured by all Company assets, due on December 31, 2014, bearing a variable interest rate	100,000	100,000

Subordinated promissory note, collateralized by transportation equipment with a net book value of $6,500 at December 28, 2008, maturing in 2015, bearing interest at 6.63%	16,264	17,126

Subordinated notes payable on acquisitions, bearing interest between 6% through 8%, maturing between 2007 and 2015	15,678	12,853

Other	14	92

Total long-term debt	486,090	462,946

Less current portion	11,959	8,233

Total long-term debt, net of current	$474,131	$454,713

Scheduled maturities of long-term debt as of December 28, 2008 were as follows:

2009	$11,959
2010	6,135
2011	4,843
2012	4,843
2013	4,843
Thereafter	453,467

Total	$486,090

6. Other Assets

Other assets consist of the following:

	December 28, 2008	December 30, 2007
Deferred loan costs	$14,267	$16,868
Deferred compensation	3,066	2,891
Investment in real estate	4,258	2,996
Other assets	6,476	2,901

	$28,067	$25,656

KOOSHAREM CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

December 28, 2008, December 30, 2007 and December 31, 2006 (As Restated)

(Dollars in thousands, except per share amounts)

7. Accrued Expenses

Accrued expenses consist of the following:

	December 28, 2008	December 30, 2007
Accrued interest payable	$6,946	$9,258
Insurance payable	—	3,374
Contract payable	3,000	—
Accrued legal	5,729	4,864
Collar liability	2,912	448
Accrued franchise licensees’ share of gross profits	1,319	1,649
Other accrued liabilities	9,372	6,616

	$29,278	$26,209

8. Derivative Financial Instruments

At December 28, 2008, the Company held a zero-cost interest rate collar to hedge interest rate variability on $79,000 of its first lien debt. This instrument consists of a contribution of a purchased cap option with a three month LIBOR cap rate of 5.5% and a floor of 2.62% and has an end date of July 12, 2010. The Company also held a zero cost cap at 6% on $129,000 with a 3 month LIBOR with an end date of June 30, 2009.

These derivatives are recognized at fair value as either asset or liabilities on the consolidated balance sheets. All changes in fair value are recorded in interest expense.

The combined fair values of the derivative instruments are recorded in accrued expenses and total $2,912 and $448 at December 28, 2008 and December 30, 2007, respectively.

9. Workers’ Compensation

Through September 30, 2000, the Company maintained guaranteed cost insurance policies for workers' compensation insurance for its employees. Under such policies, claims arising from injuries were fully covered by insurance and the Company was responsible to pay the fixed annual premiums. Effective September 30, 2000, the Company elected to become partially self-insured whereby the Company maintains a large deductible for each workers’ compensation claim. At December 28, 2008, the Company’s deductible was $500 per claim with an unlimited annual aggregate. The estimated remaining deductible liability is included in the accompanying financial statements in workers’ compensation insurance reserve in the consolidated balance sheets.

The Company is contractually required to collateralize its remaining obligations under each workers’ compensation insurance contract through the use of irrevocable letters of credit and loss fund deposits (funds placed into deposit with the insurance carrier). The level and type of collateral required for each policy year is determined by the insurance carrier at the inception of the policy year and may be modified periodically. Loss funds are included in the accompanying financial statements in prepaid workers’ compensation in the combined balance sheets. The Company is committed to make future payments to the loss fund of $2,969 during 2009 and $12,925 through 2010. To the extent that paid losses under the policy exceed the loss fund, the Company is required to make additional payments to the insurer. As of December 28, 2008 and December 30, 2007, the Company had outstanding letters of credit of $6,629 and $6,504, respectively.

KOOSHAREM CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

December 28, 2008, December 30, 2007 and December 31, 2006 (As Restated)

(Dollars in thousands, except per share amounts)

10. Income Tax

The Company’s provision for (benefit from) income taxes consists of the following:

	December 28, 2008	December 30, 2007	December 31, 2006
Current:
Federal	$3,212	$(716)	$444
State	812	730	193

Total current	4,024	14	637
Deferred
Federal	(16,112)	(573)	(1,804)
State	(783)	(2,244)	(450)

Total deferred	(16,895)	(2,817)	(2,254)

Total income tax benefit	$(12,871)	$(2,803)	$(1,617)

The composition of the deferred tax assets (liabilities) is as follows:

	December 28, 2008	December 30, 2007
Current deferred tax asset (liability):
Accrued workers compensation	$3,103	$9,360
Accrued CIGA litigation costs	—	1,657
Accrued settlement	—	377
Prepaids	(10)	(204)
Bad debt expense	243	691
Other, net	558	3,619

Total current deferred tax asset	3,894	15,500
Non-current deferred tax asset (liability):
Accrued workers compensation	2,068	6,816
Deferred compensation	—	469
Net operating loss carryforwards	4,908	5,706
Job Tax Credits	—	6,938
Section 481(a) adjustment	(1,337)	(389)
Depreciation and amortization	1,064	175
Acquisition intangibles	(19,972)	(51,693)

Total non-current deferred tax asset (liability)	(13,269)	(31,978)

Net deferred tax asset (liability) before valuation allowance	(9,375)	(16,478)
Valuation allowance	—	(6,938)

Net deferred tax asset (liability)	$(9,375)	$(23,416)

The Company had approximately $8,787, $19,202 and $20,109 of federal income tax net operating loss carryforwards at December 31, 2008, 2007 and 2006. The Company had approximately $41,598, $51,269 and $52,309 of state income tax net operating loss carryforwards at December 31, 2008, 2007 and 2006. The federal and state income tax net operating loss carryforwards expire starting in 2021 and 2016, respectively. In assessing the potential realization of deferred tax assets, consideration is given to whether it is more likely than not that

KOOSHAREM CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

December 28, 2008, December 30, 2007 and December 31, 2006 (As Restated)

(Dollars in thousands, except per share amounts)

some portion or all of the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the Company attaining future taxable income during the periods in which those temporary differences become deductible. In addition, the utilization of net operating loss carryforwards may be limited due to restrictions imposed under applicable federal and state tax laws due to a change in ownership. Based upon the level of historical operating losses and future projections, management believes it is more likely than not that the Company will realize the deferred tax assets.

The provision for income taxes differs from the amount of income tax determined by the applying the applicable U.S. statutory income tax rates to income before taxes as a result of the following differences:

	For the Fiscal Years Ended
	December 28 2008	December 30 2007	December 31 2006
Federal tax computed at statutory rate	34.00%	34.00%	34.00%
State taxes, net of federal benefit	-0.90%	4.80%	1.10%
Permanent differences	-0.10%	-0.10%	0.10%
Job Tax Credits	—	—	-1.70%
Change in Valuation Allowance	—	3.50%	—
Change in tax status	44.90%	—	—
S-Corporation not subject to federal tax	-33.50%	-28.60%	-44.90%
Other	—	-0.10%	2.30%

	44.40%	13.50%	-9.10%

Effective January 1, 2008, RemedyTemp, Inc. elected to be treated as an S Corporation for federal and state income tax purposes. SFAS No. 109, “Accounting for Income Taxes”, requires that the deferred tax effects of a change in tax status be included in income from operations at the date the change in tax status occurs. Accordingly, Remedy Temp, Inc.’s net deferred tax liabilities at December 30, 2007 have been adjusted through the deferred tax benefit for the year ended December 28, 2008 as a result of its change in 2008 to a nontaxable enterprise.

11. (Loss) Earnings per Share

	December 28, 2008	December 30, 2007	December 31, 2006
Net (loss) income	$(16,087)	$(17,926)	$19,382
Adjustments to net income for diluted EPS	—	—	—

Net (loss) income used for diluted EPS	$(16,087)	$(17,926)	$19,382

Weighted average shares outstanding, basic	1,056,056	1,056,056	1,056,056
Additional shares included for diluted EPS	—	—	—

Weighted average shares outstanding, diluted	1,056,056	1,056,056	1,056,056

(Loss) earnings per share:
Basic	$(15.23)	$(16.97)	$18.35

Diluted	$(15.23)	$(16.97)	$18.35

The 7,450 options outstanding have been excluded from diluted earnings per share because the exercise price exceeds the market price of the underlying shares. The 67,099, 49,109, and 30,830 restricted shares

KOOSHAREM CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

December 28, 2008, December 30, 2007 and December 31, 2006 (As Restated)

(Dollars in thousands, except per share amounts)

outstanding have been excluded from basic and diluted earnings per share for the years ended December 28, 2008, December 27, 2007 and December 31, 2006, respectively, as they are treated similar to stock options for purposes of earnings per share calculations.

12. Common Stock

The Company has 2,000,000 authorized shares of no par common stock. At December 28, 2008, December 30, 2007, and December 31, 2006, shares outstanding totaled 1,123,156 shares, (consisting of 528,028 voting and 595,127 non-voting), 1,105,166 shares, (consisting of 528,028 voting and 577,137 non-voting) and 1,086,906, (consisting of 528,028 voting and 558,878 non-voting), respectively.

On January 25, 2006, the Company adopted the 2006 Stock Incentive Plan under which the Company may issue incentive options, nonqualified options and restricted stock. A total of 117,340 shares of non-voting common stock may be issued under the plan.

During 2006, the Company issued 30,850 shares of restricted stock at $100 per share, for notes receivable. During 2007, the Company issued 18,259 shares of restricted stock at $100 per share for notes receivable. During 2008, the Company issued 17,990 shares of restricted stock at $100 per share for notes receivable.

The Company distributes dividends to each common shareholder each year based on earnings and available cash. During 2006, the Company declared and paid dividends totaling $15,903. During 2007, the Company declared and paid dividends totaling $10,583. During 2008, the Company declared and paid dividends totaling $27,488.

As of December 28, 2008, there were a total of 51,009 shares of restricted stock issued for full recourse notes receivable aggregating $5,101. The shares are subject to forfeiture over four years and the Company has the option, but not the obligation, to repurchase the shares. The notes, including interest, are payable in full upon maturity on their fifth anniversary date.

The Company received five-year, limited recourse promissory notes from the employees with interest accruing at rates ranging from 2% to 6%. The notes are collateralized by all of the stock purchased. For accounting purposes, the portion of the employee share purchase financed by the Company is considered a stock option, and deducted from shareholders’ equity. These shares are deducted from shares outstanding, similar to treasury stock, in computing earnings per share. As the employees repay the loans, shareholders’ equity will increase.

During 2007, the Company issued options to three individuals, not employed by the Company, to purchase an aggregate of 7,450 shares of the Company’s non-voting common stock at a purchase price of $235 per share. The options are fully vested and are exercisable through December 31, 2016.

From time to time, the Company advances monies to or pays costs on behalf of the Company’s major shareholder. Because of the control the major shareholder has over the Company’s operations, these advances are recorded in equity as Notes Receivable from Shareholders. (See Note 14.)

In December 2008, the Company issued 16,090 shares of restricted stock to an employee in exchange for the cancellation of $1,609 of subordinated debt. In January 2009 the transaction was rescinded, the restricted shares were cancelled and the debt reinstated.

KOOSHAREM CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

December 28, 2008, December 30, 2007 and December 31, 2006 (As Restated)

(Dollars in thousands, except per share amounts)

13. Stock Options

The following table summarizes the stock option transactions under the Company’s plan:

	December 28, 2008		December 30, 2007		December 31, 2006
	Shares	Weighted average exercise price	Shares	Weighted average exercise price	Shares	Weighted average exercise price
Options, beginning of year	7,450	$235	—	—	—	—
Granted	—	—	7,450	$235	—	—
Exercised	—	—	—	—	—	—
Cancelled	—	—	—	—	—	—

Options, end of year	7,450	$235	7,450	$235	—	—

Options exercisable, end of year	7,450	$235	7,450	$235	—	—

The fair value of the options granted in 2007 totaled $465 and was expensed upon grant, as the options were fully vested. The fair value was calculated using the Black-Scholes option pricing model with the following assumptions:

Market price of stock	$100 per share
Risk free rate	3.66%
Expected dividend	0%
Option life	5 years

14. Related Party Transactions

From time to time, the Company advances monies to or pays costs on behalf of the Company’s major shareholder. These advances are recorded as notes receivable from shareholder. The note carries an interest rate of 4.95%, requires annual interest payments with all principal due on maturity at July 12, 2016. At December 28, 2008 and December 30, 2007, the Company had a note receivable from its principal shareholder of $36,227 and $70,439, respectively. During 2008, 2007 and 2006, the Company earned interest of $3,686, $1,866 and $0, respectively on this note.

As of December 28, 2008 and December 30, 2007, the Company had notes receivable of $5,101 and $4,911 from various employees related to the purchase of restricted stock (see Note 12). The notes have a variable interest rate and payment of interest and principal is due 60 months after issuance. All of the notes have been reflected in the accompanying balance sheets as a reduction to shareholders’ equity.

During 2007, the Company entered into equity sharing agreements with certain employees with respect to their houses. Under the terms of the agreements, the Company pays a specified percentage of improvements, debt payments and property taxes. At December 28, 2008 and December 30, 2007, the Company’s aggregate investment totaled $4,258 and $2,966, respectively.

The Company leases certain office spaces and residential properties from affiliated entities of the principal shareholder. The lease agreements require monthly rental payments totaling $182 on average through periods ranging to 2012. During 2008, 2007 and 2006 rents of $2,216, $1,552 and $1,191, respectively, were paid to these affiliated entities of the principal shareholder.

KOOSHAREM CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

December 28, 2008, December 30, 2007 and December 31, 2006 (As Restated)

(Dollars in thousands, except per share amounts)

Trishan Air has a balance of $16,264 on a subordinated promissory note payable to its shareholder. Interest accrues at an initial fixed rate of 6.63%, adjusted monthly based on the actual index as defined in the note. Installments of $136, including principal and interest, are due monthly with a balloon payment of $11,339 due in 2016. The note may be prepaid at the prepayment premium starting at 3% and declining to 1% during the initial three-year term of the note, which began in March, 2007. Trishan Air also guarantees payment of a note payable by its shareholder to a third party financial institution with identical terms to the note payable to the shareholder.

The Company has trade and other receivables from affiliates of the principal shareholder (unrelated to the business of the Company and its subsidiaries) which arose primarily out of the placement of employees of the Company with such entities over prior years and/or which were paid by the Company to cover the cost of operations of such affiliates. None of the entities are currently using services of the Company or its subsidiaries, and neither the Company nor any of its subsidiaries are providing any payments to fund the operations of these affiliates. These receivables from affiliates total $6,439 for the years ended December 28, 2008 and December 27, 2007.

As of December 28, 2008, the Company had two aircraft leases with affiliated entities owned by its principal shareholder. Monthly lease payments were $275.

15. Commitments and Contingencies

State Unemployment Insurance

On November 18, 2003, the State of California Employment Development Department notified the Company that the Company underpaid its state unemployment insurance by approximately $2,725 for the period January 1, 2003 and December 31, 2003 and was assessed $922 in penalties and interest. Based on preliminary evaluations, the Company believes that this assessment is without merit. The Company believes that its methodology in calculating its state unemployment insurance is in compliance with applicable laws and regulations and has appealed this assessment. Pending the resolution of the outcome of this issue, the Company has recorded a liability of $3,647.

Litigation

In July 2007, Consolidated Employers Management Solutions (“CEMS”) filed a counterclaim against the Company asserting damages of $50,000 alleging fraud in connection with staff servicing agreements in effect between 2004 and 2006. The Company had previously sued an affiliate of CEMS over a related matter. The Company believes that the CEMS claims are without merit and consequently has made no accrual in the financial statements for this matter.

In June 2007, a Company leased airplane was involved in a failure-to-take-off accident. The Company’s insurance carrier has denied coverage. The aircraft is being repaired by a lien holder and the Company expects that the lien holder will attempt to collect the repair costs from the Company. The Company, in turn, has filed a separate product liability action against the aircraft’s manufacturer. The Company believes that any liability arising from these matters will not have a material adverse effect on the Company’s financial position or results of operations and consequently has made no accrual in the financial statements.

In April 2009, the Company received a preliminary audit letter from the State of California regarding unclaimed property. The Company is seeking a negotiated settlement with the State on this matter and has recorded a liability of $3,800 for potential claims on this matter.

In March 2009, the Company was sued by a former shareholder of one of the Company’s subsidiaries. The party seeks repayment of a loan of $2,400, including interest. The Company acknowledges the obligation but it is

KOOSHAREM CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

December 28, 2008, December 30, 2007 and December 31, 2006 (As Restated)

(Dollars in thousands, except per share amounts)

the view of the Company’s management that the loan is not yet due and payable. The Company has recorded a liability for the full amount of the claim.

The Company is also subject to various additional legal proceedings and claims that arise in the ordinary course of business. It is the opinion of management that the liability, if any, arising from the ultimate disposition of such additional legal proceedings will not have a material adverse effect on the Company’s financial position or results of operations.

Leases

At December 28, 2008, the Company was obligated under non-cancelable operating leases for certain office facilities and equipment that expire through 2012. Future minimum lease payments under operating leases that have initial or remaining non-cancellable lease terms in excess of one year are as follows:

	Third Parties	Related Parties	Total
2009	$9,334	$2,222	$11,556
2010	7,093	2,243	9,336
2011	3,959	1,981	5,940
2012	2,620	1,428	4,048
2013	974	1,102	2,076

	$23,980	$8,976	$32,956

Certain leases contain renewal options to extend the lease on terms similar to current agreements, except for rental increases that are based on a specified inflation index. Rental expenses for 2008, 2007 and 2006 totaled $14,465, $9,852, and $8,336 respectively.

The Company subleases space in certain office locations to unrelated parties. Income from the subleases for 2008, 2007 and 2006 totaled $1,609, $1,856 and $17, respectively. Sublease income directly offsets rent expense for the years presented. Total sublease income to be received under noncancelable subleases as of December 28, 2008 was $3,115.

As of December 28, 2008, the Company had 3 aircraft operating leases. Monthly lease payments are $350. Total lease expense for 2008, 2007 and 2006 totaled $3,257, $1,505 and $0, respectively. The Company leases one aircraft from an unrelated party. The other two aircraft are leased from related parties.

Defined Contribution 401(k) Plan

The Company has a defined contribution 401(k) plan (the “Plan”). The Plan is generally available for all employees who are at least 20 and one-half years of age and are employed for at least six (6) months with the Company. Employees may contribute up to the maximum percentage allowable not to exceed the limits of Code Sections 401(k), 402(g), 404 and 415. The Company contributes between 25 cents to 50 cents for each dollar contributed up to a maximum of 4% of an employee’s salary, depending on length of service. The Company contributed $459, $289 and $121 to the Plan during 2008, 2007 and 2006, respectively.

The Company has a deferred compensation plan for highly compensated employees. This plan has the same attributes as the 401(k) plan with respect to employer matching and vesting. The Company contributed $179, $40, and $95 to this plan during 2008, 2007 and 2006, respectively.

KOOSHAREM CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

December 28, 2008, December 30, 2007 and December 31, 2006 (As Restated)

(Dollars in thousands, except per share amounts)

16. Acquisitions

The Company’s operating plan includes acquiring companies that meet certain specifications that enhance the Company’s ability to deliver staffing services throughout the United States. The purchase price is determined based on the Company’s perception of value of the business acquired and agreed to with the seller. The Company allocates costs to assets acquired and liabilities assumed based on their fair value, including allocating the purchase price to each identifiable intangible asset (consisting of customer and employee lists). Any excess amount paid over identifiable assets is recorded as goodwill.

On December 26, 2008, the Company acquired all of the outstanding stock of East-West Staffing, LLC (“East-West”), and separately, certain assets of East-West Staffing, LLC, for a total cost of $19,000 ($9,000 paid in cash, $7,000 notes payable, and a $3,000 capital lease). The acquisition was accounted for tax purposes as an asset purchase and, accordingly, the amortization of the Goodwill and Intangible assets are considered deductible over a 15 year period. The total cost was preliminarily allocated, based on a valuation prepared by a third party, to the acquired assets and liabilities as follows:

Current assets	$7,270
Property and equipment	3,351
Goodwill	21,656
Intangibles	5,600
Other noncurrent assets	67
Accounts payable	(1,077)
Accrued liabilities	(17,867)

$19,000

On February 8, 2008, the Company acquired certain assets of Resolve Staffing, Inc. (“Resolve”) through an Article 9 purchase from Fifth Third (an Ohio banking corporation) for approximately $24,818. The acquisition was accounted for tax purposes as an asset purchase and, accordingly, the amortization of the Goodwill and Intangible assets are considered deductible over a 15 year period. The total purchase price was allocated, based on a valuation prepared by a third party, to the acquired assets and liabilities as follows:

Current assets	$9,991
Property and equipment	1,220
Goodwill	18,235
Intangibles	8,650
Non-current asset	571
Accounts payable	(9,550)
Accrued liabilities	(4,299)

$24,818

In addition, in 2008, the Company acquired certain assets from 8 similar businesses. The total aggregate cost was $15,200, consisting of cash paid of $4,100 and notes payable of $11,100.

On October 1, 2007, the Company acquired all of the outstanding stock of Tandem Staffing Solutions, Inc. (“Tandem”) for a purchase price of approximately $75,494 (including fees and expenses of approximately $747). Additionally, the Company paid $8,006 in banking and finance fees to consummate the transaction for an aggregate cost of $83,500, which was financed through the Accordion provision of the First and Second Lien Credit and Guaranty Agreements. The acquisition was accounted for tax purposes as a stock purchase and, accordingly, the amortization of the Goodwill and Intangible assets are not considered deductible.

KOOSHAREM CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

December 28, 2008, December 30, 2007 and December 31, 2006 (As Restated)

(Dollars in thousands, except per share amounts)

The total purchase price was allocated, based on a valuation prepared by a third party, to the acquired assets and liabilities as follows:

Current assets	$27,245
Property and equipment	1,188
Goodwill	19,073
Intangibles	39,320
Other noncurrent assets	3,596
Accounts payable	(200)
Accrued liabilities	(12,976)
Deferred tax liabilities	(1,752)

$75,494

On June 8, 2007, the Company acquired all of the outstanding stock of Ablest, Inc. (“Ablest”) for a purchase price of approximately $32,166 (including fees and expenses of approximately $179). The acquisition was accounted for tax purposes as a stock purchase and, accordingly, the amortization of the Goodwill and Intangible assets are not considered deductible. The total purchase price was allocated, based on a valuation prepared by a third party, to the acquired assets and liabilities as follows:

Current assets	$18,905
Property and equipment	2,971
Goodwill	4,328
Intangibles	15,555
Other noncurrent assets	67
Accounts payable	(104)
Accrued liabilities	(7,190)
Deferred tax liabilities	(2,366)

$32,166

In addition, in 2007, the Company acquired certain assets from 14 similar businesses. The total aggregate purchase price was $19,815, consisting of cash of $9,956 and notes payable of $9,859. Intangible assets consist of covenants not to compete of $150, customer and employee lists of $18,508 and goodwill of $185.

There were no significant contingent payments, options or commitments associated with any of the acquisitions in 2008 and 2007.

KOOSHAREM CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

December 28, 2008, December 30, 2007 and December 31, 2006 (As Restated)

(Dollars in thousands, except per share amounts)

17. Subsequent Events

On March 19, 2009, the Company acquired all of the outstanding stock of Westaff, Inc. (“Westaff”) for a total purchase price of approximately $98,401, including assumed liabilities totaling $44,615. The total purchase price was allocated, based on a valuation prepared by a third party, to the acquired assets and liabilities as follows:

Current assets	$31,876
Property and equipment	373
Goodwill	57,845
Intangibles	8,000
Other noncurrent assets	307
Accounts Payable	(5,588)
Deferred tax liability	(3,058)
Accrued Liabilities	(35,969)

Total cash paid	$53,786

Koosharem is in negotiations to consummate a merger (the “Merger”) with Atlas Acquisition Holdings Corp. (“Atlas”) a publicly-held Special Purpose Acquisition Corporation (“SPAC”). Upon the closing of the transactions contemplated by the Merger, the SPAC would issue up to 24,723,000 shares of its common stock to the shareholders of Koosharem. The transaction will be recorded as a reverse merger and, accordingly, Koosharem will be treated as the accounting acquirer and Atlas, the registrant will be renamed to Koosharem. The Merger will allow the forgiveness of approximately $60,000 of Notes Receivable From Shareholders.

In March 2009, certain immediate family members of the principal shareholder posted collateral to backstop certain letters of credit securing obligations under workers’ compensation policies. In connection with these arrangements, the Company has agreed to pay each related party a fee equal to 10% per annum of the face amount of the letter of credit collateralized by such party, and has further agreed to reimburse such party if the applicable letter of credit is drawn. The Company has also agreed to pay fees and expenses, and provide indemnities and certain other consideration, to such related parties for these arrangements. As of December 28, 2008, the total face amount of letters of credit subject to these arrangements was $18,500.

In addition, the principal shareholder posted collateral to backstop certain letters of credit securing obligations under workers’ compensation policies. There is no formal agreement between the principal shareholder and the Company with respect to these arrangements. As of December 28, 2008, the total face amount of such letters of credit collateralized by the principal shareholder was $10,100.

KOOSHAREM CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

December 28, 2008, December 30, 2007 and December 31, 2006 (As Restated)

(Dollars in thousands, except per share amounts)

18. QUARTERLY FINANCIAL DATA (unaudited)

The following is an analysis of certain quarterly results of operations and other data for the 2008 and 2007 fiscal years:

	2008
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Revenues	$317,113	$342,514	$337,718	$448,145
Gross profit	51,320	65,031	64,614	86,902
Net income (loss)	3,714	3,210	4,668	(27,679)
Earnings (loss) per share, Basic and Diluted	$3.52	$3.04	$4.42	$(26.21)
Weighted average shares	1,056,056	1,056,056	1,056,056	1,056,056

	2007
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Revenues	$243,543	$253,416	$303,322	$465,303
Gross profit	38,248	53,035	59,785	87,650
Net income (loss)	(11,309)	(1,141)	(14,804)	9,328
Earnings (loss) per share, Basic and Diluted	$(10.71)	$(1.08)	$(14.02)	$8.84
Weighted average shares	1,056,056	1,056,056	1,056,056	1,056,056

Westaff, Inc.

Condensed Consolidated Balance Sheets (Unaudited)

	January 24, 2009	November 1, 2008
	(In thousands, except share and per share amounts)
ASSETS
Current assets:
Cash and cash equivalents	$4,325	$86
Restricted cash	10,014	5,048
Trade accounts receivable, less allowance for doubtful accounts of $797 and $979	23,240	35,812
Prepaid expenses	1,859	1,845
Other current assets	4,097	1,733
Current assets held for sale	—	13,930

Total current assets	43,535	58,454

Property and equipment, net	8,518	9,583
Intangible assets	3,500	3,504
Other long-term assets	1,250	1,923
Long term assets held for sale	—	1,527

Total assets	$56,803	$74,991

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current portion of capital lease obligations	$494	$587
Notes payable to related parties	4,799	4,150
Accounts payable	905	1,431
Accrued expenses	13,057	16,499
Short-term portion of workers compensation obligation	8,022	7,975
Income taxes payable	396	379
Current liabilities held for sale	—	8,956

Total current liabilities	27,673	39,977

Long-term capital lease obligations	122	165
Long-term portion of workers compensation obligation	15,000	15,300
Other long-term liabilities	310	805
Long-term liabilities held for sale	—	125

Total liabilities	43,105	56,372

Commitments and contingencies (Notes 8 and 10)

Stockholders’ equity:
Preferred stock, $0.01 par value; authorized and unissued: 1,000,000 shares Common stock, $0.01 par value; authorized: 25,000,000 shares; issued and outstanding: 16,697,010 at January 24, 2009 and November 1, 2008	167	167
Additional paid-in capital	39,779	39,727
Accumulated deficit	(26,248)	(21,943)
Accumulated other comprehensive income	—	668

Total stockholders’ equity	13,698	18,619

Total liabilities and stockholders’ equity	$56,803	$74,991

See accompanying notes to condensed consolidated financial statements.

Westaff, Inc.

Condensed Consolidated Statements of Operations (Unaudited)

	12 Weeks Ended
	January 24, 2009	January 26, 2008
	(In thousands, except per share amounts)
Revenue	$51,548	$81,048
Costs of services	42,806	66,515

Gross profit	8,742	14,533

Franchise agents’ share of gross profit	2,200	3,397
Selling and administrative expenses	10,438	12,106
Restructuring expense (benefit)	52	(150)
Depreciation and amortization	1,118	1,144

Operating loss from continuing operations	(5,066)	(1,964)

Interest expense	593	598
Interest income	(7)	(9)

Loss from continuing operations before income taxes	(5,652)	(2,553)
Income tax benefit	—	(487)

Loss from continuing operations	(5,652)	(2,066)

Discontinued operations:
Income (loss) from discontinued operations	(400)	171
Gain on sale, net of income taxes	1,747	—

Total income from discontinued operations, net of income taxes	1,347	171

Net loss	$(4,305)	$(1,895)

(Loss) earnings per share:
Continuing operations — basic and diluted	$(0.34)	$(0.12)

Discontinued operations — basic and diluted	$0.08	$0.01

Loss per share:
Basic and diluted	$(0.26)	$(0.11)

Weighted average shares outstanding — basic	16,697	16,697

Weighted average shares outstanding — diluted	16,697	16,697

See accompanying notes to condensed consolidated financial statements.

Westaff, Inc.

Condensed Consolidated Statements of Cash Flows

(Unaudited)

	12 Weeks Ended
	January 24, 2009	January 26, 2008
	(In thousands)
Cash flows from operating activities
Net loss	$(4,305)	$(1,895)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	1,125	1,375
Stock-based compensation	42	74
Provision for losses on doubtful accounts	417	389
Amortization of deferred gain on sale-leaseback	(172)	(177)
Amortization of debt issuance costs	123	68
Deferred income taxes	—	(656)
Gain on sale of discontinued operations, net of income taxes	(1,747)	—
Amortization of deferred gain from sales of affiliate operations	—	(618)
Loss on sale or disposal of assets	1	159
Changes in assets and liabilities:
Trade accounts receivable	12,291	3,968
Other assets	(15)	820
Accounts payable and accrued expenses	(4,230)	(5,456)
Income taxes payable	17	13
Other liabilities	(638)	(1,441)

Net cash provided by (used in) operating activities	2,909	(3,377)

Cash flows from investing activities
Capital expenditures	(10)	(710)
Proceeds from sale of discontinued operations, net of cash acquired by purchaser of $1,113 and net of cash funded by seller of $2,052	7,553	—
Expenses related to sale of discontinued operations	(533)	—
Payments received on notes	25	31
Issuance of notes receivable	(39)	(5)
Other, net	—	49

Net cash provided by (used in) investing activities	6,996	(635)

Cash flows from financing activities
Restricted cash under line of credit	(4,966)	—
Net borrowings (payments) under line of credit agreements	(5,172)	3,363
Principal payments on capital lease obligations	(136)	(118)
Payment of debt issuance costs	(9)	(2)
Proceeds from notes payable — related parties	500	—

Net cash provided by (used in) financing activities	(9,783)	3,243

Effect of exchange rate changes on cash	77	(62)

Net change in cash and cash equivalents	199	(831)
Cash and cash equivalents at beginning of period	4,126	3,277

Cash and cash equivalents at end of period	$4,325	$2,446

Supplemental disclosures of cash flow information
Cash paid during the quarter for:
Interest	$200	$447
Income taxes paid, net	36	23

See accompanying notes to condensed consolidated financial statements.

Westaff, Inc.

Notes to Condensed Consolidated Financial Statements (Unaudited)

1. Basis of Presentation

Westaff, Inc. and its subsidiaries (the “Company” or “Westaff”) provide staffing services primarily in suburban and rural markets (“secondary markets”), as well as in the downtown areas of certain major urban centers (“primary markets”) in the United States (“US”). On November 10, 2008, the Company sold its former Australia and New Zealand subsidiaries and, in the second quarter of fiscal year 2008, the Company sold its former United Kingdom operations and related subsidiary. The accompanying condensed consolidated financial statements of Westaff, Inc. and its domestic and discontinued foreign subsidiaries as of January 24, 2009 and for the 12-week periods ended January 24, 2009 and January 26, 2008 are unaudited.

The Company provides staffing solutions, including permanent placement, replacement, supplemental and on-site temporary programs to businesses and government agencies through its network of Company-owned and franchise agent offices. Westaff’s primary focus is on recruiting and placing clerical/administrative and light industrial personnel. Its corporate headquarters provides support services to the field offices in marketing, human resources, risk management, legal, strategic sales, accounting, and information technology.

The condensed consolidated financial statements, in the opinion of management, reflect all adjustments, which are of a normal recurring nature, necessary for a fair presentation of the financial position, results of operations and cash flows for the periods presented. The condensed consolidated balance sheet as of November 1, 2008 presented herein, has been derived from the audited consolidated balance sheet included in the Company’s Annual Report on Form 10-K for the fiscal year ended November 1, 2008 filed with the Securities and Exchange Commission (the “SEC”) on February 13, 2009 (the “2008 Form 10-K”).

The Company’s critical accounting policies are described in Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and in the notes to the audited consolidated financial statements included in the 2008 Form 10-K. Except as disclosed herein, there were no changes to these policies during the 12-week period ended January 24, 2009. Certain financial information normally included in annual financial statements prepared in accordance with accounting principles generally accepted in the United States that are not required for interim reporting purposes have been condensed or omitted. The accompanying condensed consolidated financial statements should be read in conjunction with the audited consolidated financial statements and notes thereto included in the 2008 Form 10-K.

The Company’s fiscal year ends on the Saturday nearest the end of October and consists of either 52 or 53 weeks. For interim reporting purposes, the Company’s first three fiscal quarters consist of 12 weeks each, while the Company’s fourth fiscal quarter consists of 16 or 17 weeks. The Company’s results of operations for the 12-week period ended January 24, 2009 are not necessarily indicative of the results to be expected for the Company’s full fiscal year or for any future period.

Discontinued operations and assets held for sale

On November 10, 2008, the Company sold its former Australia and New Zealand subsidiaries and on March 31, 2008, the Company sold its former United Kingdom (U.K.) operations and related subsidiary. See Note 4. In accordance with Statement of Financial Accounting Standards (“SFAS”) No. 144 “Accounting for the Impairment or Disposal of Long-Lived Assets”, the results of operations of the discontinued operations are separately stated in the accompanying consolidated statements of operations for the 12 weeks ended January 24, 2009 and January 26, 2008. The assets and liabilities for the Company’s former Australia and New Zealand subsidiaries as of November 1, 2008 are shown in the balance sheet as held for sale. The cash flows from discontinued operations are not separately classified in the Company’s condensed consolidated statements of cash flows for all periods presented.

Westaff, Inc.

Notes to Condensed Consolidated Financial Statements (Unaudited) (Continued)

Asset and liability balances as of November 1, 2008 and the statement of operations for the 12-week period ended January 24, 2009 and for the same period of fiscal year 2008 pertaining to the Company’s former United Kingdom, Australia, and New Zealand subsidiaries are set forth in Note 4.

Going concern considerations

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern and do not include any adjustments that may result from this uncertainty. Through January 24, 2009, the Company has experienced significant loss of revenue in its business operations and continues to experience operating losses. Additionally, the Company is in default of certain covenants under its primary credit facility, which is a financing agreement, dated as of February 14, 2008, by and among the Company’s wholly-owned subsidiary Westaff (USA), Inc. (as borrower), the Company (as parent guarantor), U.S. Bank National Association, as a lender, agent and letter of credit issuer (“U.S. Bank”) and Wells Fargo Bank, National Association, as a lender (“Wells Fargo”), as amended (the “Financing Agreement”). The Financing Agreement currently provides for a five-year revolving credit facility. As discussed in Note 8 and 18, the Company is currently in default under certain covenants of the Financing Agreement and, subsequent to the end of the first quarter of fiscal year 2009, on February 18, 2009, the Company entered into a new Third Amended and Restated Forbearance Agreement with U.S. Bank and Wells Fargo that provides for a forbearance period ending on April 7, 2009 (the “Third Amended and Restated Forbearance Agreement”).

Among other things, pursuant to the Third Amended and Restated Forbearance Agreement, the Company’s ability to borrow under the Financing Agreement (other than forced loans due to draws upon the outstanding letters of credit) was terminated. Because the Company no longer has any right to borrow under the Financing Agreement (other than forced loans due to draws upon the outstanding letters of credit), if the Company’s available cash is insufficient to satisfy the Company’s liquidity requirements and the Company is unable to find alternative sources of capital, the Company may be unable to continue its operations as a going concern.

These liquidity issues raise substantial doubt about whether the Company will continue as a going concern. The Company has been in discussions with its lenders under the Financing Agreement as to the steps it needs to take to resolve this situation, but there can be no assurance that the lenders will continue to forbear from exercising any of their default rights and remedies in response to the Company’s noncompliance with any one or more of the loan covenants. The Company’s ability to continue as a going concern is dependent on the Company’s ability to comply with the loan covenants and the lenders’ willingness to waive any noncompliance with such covenants and/or forbear from exercising any of their default rights and remedies.

In response to the continued default, on August 25, 2008, the Company secured a $3.0 million subordinated loan facility with DelStaff, LLC (“DelStaff”), which is the Company’s principal stockholder. As of January 24, 2009, loans in an aggregate principal amount of $2.7 million, including a $0.2 million facility fee, were outstanding under this facility, the proceeds of which were used by the Company for working capital and general business purposes. On January 29, 2009, the Company was advanced an additional loan in an aggregate principal amount of $500,000 from DelStaff. No additional borrowings are available to the Company under this facility See Note 18.

On January 22, 2009, The Travelers Indemnity Company (“Travelers”), which is the Company’s workers’ compensation insurance carrier, agreed to extend the coverage period of the Company’s workers’ compensation insurance, which had been originally set to expire on February 1, 2009, through April 1, 2009 which required $1.0 million in cash collateral as of November 1, 2008 and $0.3 million as of February 28, 2009. The collateral is included in other current assets. The letter of credit supporting the workers’ compensation insurance, which had been originally set to expire on February 28, 2009, was extended to April 7, 2009 pursuant to the terms and

Westaff, Inc.

Notes to Condensed Consolidated Financial Statements (Unaudited) (Continued)

conditions of the Third Amended and Restated Forbearance Agreement. There can be no assurance that the Company will be able to renew or extend its current workers’ compensation policy or negotiate a new policy with a new carrier on terms acceptable to the Company.

Among other things, the Company has responded to these issues by reducing its headcount by approximately 60 positions in the corporate and field offices during fiscal year 2008 and 66 positions in the first quarter of fiscal year 2009. This was accomplished by a combination of attrition and a planned reduction in force. Total severance amounts related to headcount reductions recorded in the first quarter of fiscal year 2009 were $0.3 million and are included as part of selling and administrative expenses. The Company continues to look and act on additional cost savings measures within the organization while it is exploring alternative financing arrangements and strategic partnering alternatives. See Note 18.

2. Restricted Cash

During the 12 weeks ended January 24, 2009, the $5.0 million in cash proceeds from the sale of the Company’s former Australia and New Zealand operations and the $5.0 million in cash proceeds from the sale of the Company’s former United Kingdom operations and related subsidiary, totaling $10.0 million, as well as the interest thereon, were held as collateral for U.S. Bank related to the Financing Agreement, as described in Note 8.

3. Adoption of Recent Pronouncement

During the first quarter of fiscal year 2008, the Company adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. (“FIN”) 48, “Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109” (“FIN 48”) effective November 4, 2007. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with FASB Statement No. 109, “Accounting for Income Taxes”, and prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition.

As a result of the implementation of FIN 48, the Company made a comprehensive review of its portfolio of uncertain tax positions in accordance with recognition standards established by FIN 48. The Company performed evaluations for the tax years ended 2008, 2007, 2006, 2005 and 2004, which were subject to examination by tax authorities, as well as the tax positions presented in the current fiscal year financial statements. During the current fiscal year the Company determined it had $0.9 million of uncertain tax positions. Of this amount, $0.3 million was recorded as a liability in its financial statements as of January 24, 2009.

Upon implementation of FIN 48, the Company adopted a methodology for recognition of interest and penalties accruals related to unrecognized tax benefits and penalties within its provision for income taxes. The Company had no such interest and penalties accrued at January 24, 2009 as any amounts are immaterial.

4. Discontinued Operations

In March 2008, the Company sold its former United Kingdom operations and related subsidiary to Fortis Recruitment Group Limited, a recruiting and staffing company headquartered in England, for cash payments of $6.3 million, net of transaction costs of $0.2 million. The Company recorded a pre-tax gain of $1.7 million ($0.4 million net of tax). In accordance with FASB Statement No. 144, the Company has reflected the results of its former United Kingdom operations as discontinued operations for all periods presented on the consolidated statement of operations.

Westaff, Inc.

Notes to Condensed Consolidated Financial Statements (Unaudited) (Continued)

On November 10, 2008, the Company sold its former Australia and New Zealand subsidiaries to Humanis Blue Pty Ltd, an Australian staffing company (“Humanis”), for A$19 million (Australian dollars) (or $12.8 million US dollars). Of this amount, A$3 million, (or $1.9 million US dollars) is payable in the form of a deferred payment due one year after closing and is included in other current assets on the balance sheet. As part of the agreement, the sale proceeds received were net of the amount outstanding on the former Australian GE Capital debt facility totaling A$7.8 million (or $5.2 million US dollars). Cash payments received totaled A$7.6 million converted to approximately $5.0 million US dollars. In connection with the final GE Capital settlement, the Company overpaid the debt by A$0.6 million (or $0.4 million US dollars) which has been recorded in other current assets and that amount was refunded to the Company on February 10, 2009. The purchase price is subject to a post-closing adjustment based on the net operating assets of the subsidiaries at closing. The parties are currently in discussion regarding the calculation of the adjustment. Management believes the Company will not incur a charge related to the working capital adjustment and has not adjusted the gain on the sale for the resolution of the working capital adjustment. The gain on the sale is $1.7 million, net of fees of $0.5 million. In accordance with FASB Statement No. 144, the Company has reflected the results of its former Australia and New Zealand operations as discontinued operations for all periods presented on the consolidated statements of operations. The income taxes from this gain on sale were nil as a result of applying the benefit of net operating loss carryforwards that had been fully reserved in earlier periods. See Note 5.

Summarized financial data on discontinued operations is as follows:

	12 Weeks Ended
	January 24, 2009	January 26, 2008
	(In thousands)
Revenue	$2,086	$35,786
Operating (loss) income from discontinued operations	(315)	170
Less: Income taxes and net interest expense	85	(1)

Income (loss) from discontinued operations, net of tax	(400)	171

Gain on sale, net of income taxes	1,747	—

Total income from discontinued operations, net of tax	$1,347	$171

		November 1, 2008
Cash and cash equivalents		$4,040
Trade accounts receivable, net		9,176
Prepaid expenses		291
Property and equipment, net		666
Other assets		1,284

Assets of discontinued operations		$15,457

Notes payable		$4,578
Accounts payable		208
Accrued payroll and expenses		2,873
Other liabilities		1,422

Liabilities of discontinued operations		$9,081

Westaff, Inc.

Notes to Condensed Consolidated Financial Statements (Unaudited) (Continued)

5. Income Taxes and Related Valuation Allowance

For the 12 weeks ended January 24, 2009, the Company had a zero income tax provision from continuing operations on a pre-tax loss from continuing operations of $5.6 million, which represents an effective tax rate of zero. The zero tax provision was primarily the result of a full valuation allowance established against current period losses. The Company had a gain on the sale of discontinued operations of approximately $1.7 million, net of income tax. The income taxes from this gain on sale were nil as a result of applying the benefit of net operating loss carryforwards that had been fully reserved in earlier periods. The Company also had a loss from discontinued operations from its foreign operations of approximately $0.4 million, net of a zero tax provision, which was also a result of the establishment of a current period valuation allowance.

6. Goodwill and Intangibles

Following the sale of its foreign subsidiaries, the Company operates as one reporting segment. The Company performed the impairment tests required by Statement of Financial Accounting Standards (“SFAS”) No. 142, “Goodwill and Other Intangible Assets” due to the significant decline in revenue and the decrease in market capitalization of the company to a level below the book carrying value of its equity during the third quarter of fiscal 2008. As a result, the Company’s goodwill was fully impaired in the third quarter of fiscal year 2008 and the indefinite life franchise right intangible was impaired by $0.2 million.

Due to the continued decline in revenues in the geographical markets that benefit from the franchise right intangibles, impairment tests were done in the fourth quarter of fiscal year 2008 and the first quarter of fiscal year 2009. No impairment charges were made to the franchise rights as a result of the evaluation.

The following table shows the change to intangible assets during the first quarter of fiscal year 2009.

	Gross goodwill and intangible assets
	Year End November 1, 2008	Effects of Foreign Currency	Assets Sold November 10, 2008	Period End January 24, 2009	Accumulated Amortization	Net Amount
		(In thousands)
Domestic Business Services amortized intangible assets — Non-compete agreements	$17	$—	$—	$17	$(4)	$13
Domestic Business Services indefinite life intangible assets — Franchise rights	3,487	—	—	3,487	—	3,487

Total intangible assets	3,504		—	3,504	(4)	3,500
Domestic Business Services goodwill	—	—	—	—	—	—
Assets Held for Sale (Australia goodwill)	636	33	(669)	—	—	—

Total goodwill	636	33	(669)	—	—	—

Total goodwill and intangible assets	$4,140	$33	$(669)	$3,504	$(4)	$3,500

Total estimated amortization expense for the remaining 40 weeks of fiscal year 2009 is $13,000.

Westaff, Inc.

Notes to Condensed Consolidated Financial Statements (Unaudited) (Continued)

7. Accrued Expenses

	January 24, 2009	November 1, 2008
	(In thousands)
Accrued payroll and payroll taxes	$6,650	$7,030
Accrued insurance and general liability	1,775	2,085
Accrued legal, audit and professional fees	1,529	1,298
Deferred revenue on sale of building	655	745
Franchise commissions payable	519	831
Checks outstanding in excess of book cash balances	345	2,949
Taxes other than income taxes	233	242
Restructuring accrual (Note 14)	294	300
Other	1,057	1,019

	$13,057	$16,499

8. Credit Agreements

On February 14, 2008, the Company’s wholly-owned subsidiary Westaff (USA), Inc. (as borrower) and the Company (as parent guarantor) entered into the Financing Agreement with U.S. Bank and Wells Fargo, which provides for a five-year revolving credit facility that had originally provided for aggregate revolving credit commitments of up to $50.0 million, including a letter of credit sub-limit of $35.0 million. Borrowings under the Financing Agreement bear interest, at the Company’s election, at either U.S. Bank’s prime rate or at LIBOR plus an applicable LIBOR rate margin ranging from 1.25% to 2.00%. The Financing Agreement provides that a default rate would apply on all loan obligations in the event of default under the Financing Agreement and related documents, at a rate per annum of 2.0% above the applicable interest rate. Interest is payable on a monthly basis. The Company has $27.3 million of letters of credit supporting workers’ compensation obligations outstanding under the U.S. Bank Credit facility at January 24, 2009, but no cash borrowings. The credit obligations under the Financing Agreement are secured by a first priority security interest in the assets of the Borrower, the Company and the other Guarantors, with certain exceptions set forth in the Financing Agreement and the other Credit Documents.

On May 23, 2008, Westaff (USA), Inc. received a notice of default from U.S. Bank stating that (1) an Event of Default (as defined in the Financing Agreement) had occurred due to its failure to achieve a minimum required Fixed Charge Coverage Ratio (as defined in the Financing Agreement) for the fiscal period ended April 19, 2008; and (2) as a result of the Event of Default, effective May 21, 2008, U.S. Bank increased the rate of interest to the default rate of interest on the borrowings outstanding under the Financing Agreement.

Beginning on July 31, 2008, Westaff (USA), Inc. and the Company entered into a series of Forbearance Agreements with U.S. Bank and Wells Fargo, under which, among other things, U.S. Bank and Wells Fargo agreed to forbear from exercising any of their default rights and remedies in response to the occurrence and continuance of the Event of Default commencing on the date of the Forbearance Agreement and ending on December 19, 2008. Among other things, the Company agreed to a reduction in the aggregate amount of the commitments under the Financing Agreement from $50.0 million to $33.0 million effective as of June 23, 2008 and agreed to maintain a reserve against the revolving credit availability to cover the Company’s payroll and payroll tax obligations. The interest rates applicable to the loans made pursuant to the Financing Agreement continued at the default rate through December 19, 2008.

Westaff, Inc.

Notes to Condensed Consolidated Financial Statements (Unaudited) (Continued)

From December 20, 2008 to February 17, 2009, the Company did not enter into any further forbearance agreements with U.S. Bank and Wells Fargo under which U.S. Bank and Wells Fargo would agree to continue to forbear from exercising their default rights and remedies beyond December 19, 2008. Accordingly, the Company had operated without a continued forbearance from U.S. Bank and Wells Fargo during this period.

On February 18, 2009, Westaff entered into a Third Amended and Restated Forbearance Agreement with U.S. Bank and Wells Fargo, under which, among other things, U.S. Bank and Wells Fargo agreed to continue to forbear from exercising any of their default rights and remedies during a forbearance period ending on April 7, 2009. The Company agreed to a further reduction in the aggregate amount of the commitments under the Financing Agreement from $33.0 million to $28.0 million and U.S. Bank agreed to amend certain letters of credit outstanding under the Financing Agreement (including an outstanding letter of credit with a face amount of $27.0 million in favor of Travelers, which is the carrier under the Company’s existing workers’ compensation insurance program) to extend the expiration date of such letters of credit from February 28, 2009 to April 7, 2009. In addition, the Company’s ability to borrow under the Financing Agreement (other than forced loans due to draws upon the outstanding letters of credit) was terminated. The interest rates applicable to the loans made pursuant to the Financing Agreement will continue at the default rate through April 7, 2009.

The Company has recorded $0.8 million of amortizable debt issuance costs related to the U.S. Bank credit facility as a long term asset. If the credit agreement was terminated for any reason, the amortization of these costs would be accelerated and the asset balance would be fully expensed at the time of termination.

On August 25, 2008, the Company secured a $3.0 million subordinated loan facility with its principal stockholder, DelStaff. This facility may be used by the Company for working capital and general business purposes during the term of the facility. The outstanding loan balance at January 24, 2009 was $2.7 million, which includes a $0.2 million facility fee that was added to the loan balance upon receipt of the initial advance. Accrued and unpaid interest on this note at January 24, 2009 was $0.1 million. See Note 9. Subsequent to quarter end on January 29, 2009, the Company was advanced an additional $500,000 from DelStaff. See Note 18.

The Company’s former Australian subsidiary had previously maintained an A$12 million Australian dollar facility agreement (the “A$ Facility Agreement”) with GE Capital, as primary agent, that had been set to expire in May 2009. The outstanding balance on the Australia Facility Agreement was $4.6 million at 8.17% rate per annum and was classified as current liabilities held for sale in the consolidated balance sheet as of November 1, 2008. As of January 24, 2009, the GE Capital debt was paid in full in connection with the sale.

The Company has an unsecured subordinated promissory note in an amount of $2.0 million, dated May 17, 2002 and payable to the former Chairman of the Board of Directors. Accrued and unpaid interest on this note at January 24, 2009 was $0.4 million and is included in accrued expenses in the Company’s consolidated balance sheets.
9. Related Party Transactions

The Company has an unsecured subordinated promissory note in an amount of $2.0 million, dated May 17, 2002 and payable to the former Chairman of the Board of Directors. The note matured on August 18, 2007, is now past due and has an interest rate equal to an indexed rate as calculated under the Company’s credit facilities plus seven percent, compounded monthly and payable 60 calendar days after the end of each of the Company’s fiscal quarters. The effective interest rate on January 24, 2009 was 10.25%. Payment of interest is contingent on the Company meeting minimum availability requirements under its credit facilities. Additionally, payments of

Westaff, Inc.

Notes to Condensed Consolidated Financial Statements (Unaudited) (Continued)

principal or interest are prohibited in the event of any default under the credit facilities. U.S. Bank, which is the agent and a lender under our primary credit facility, has exercised its right to prohibit repayment of the note. There were no interest payments on this note during fiscal year 2008 and during the first quarter of fiscal year 2009. Accrued and unpaid interest on this note at January 24, 2009 was $0.4 million and is included in accrued expenses in the Company’s consolidated balance sheets.

On August 25, 2008, the Company secured a $3.0 million subordinated loan facility with its principal stockholder, DelStaff. This facility may be used by the Company for working capital and general business purposes during the term of the facility. The unpaid principal balance under the Subordinated Loan bears interest at an annual rate of twenty percent (20%). Interest is payable-in-kind and accrues monthly in arrears on the first day of each month as an increase in the principal amount of the Subordinated Loan. A default rate applies on all obligations under the Subordinated Loan Agreement from and after the Maturity Date (August 15, 2009) and also during the existence of an Event of Default (as defined in the Subordinated Loan Agreement) at an annual rate of ten percent (10%) also payable-in-kind over the then-existing applicable interest rate. If the principal is not repaid on the Maturity Date, an additional 5% of outstanding principal must be paid along with the default rate interest. The obligations under the Subordinated Loan Agreement are secured by a security interest in substantially all of the existing and future assets (the “Subordinated Collateral”) of the Company. The lien granted to the Subordinated Lender in the Subordinated Collateral is subordinated to the lien in that same collateral granted to U.S. Bank. Borrowings in excess of $1.0 million require the Subordinated Lender approval. The Subordinated Loan may be prepaid without penalty, subject to approval by U.S. Bank and the terms of an Intercreditor Agreement. Under certain circumstances, the Company must prepay all or a portion of any amounts outstanding under the Subordinated Loan Agreement, subject to the terms of the Intercreditor Agreement. The outstanding loan balance at January 24, 2009 was $2.7 million, which includes a $0.2 million facility fee that was added to the loan balance upon receipt of the initial advance. Accrued and unpaid interest on this note at January 24, 2009 was $0.1 million. There were no interest payments on this note during fiscal year 2008. Subsequent to quarter end on January 29, 2009, the Company was advanced an additional $500,000 from DelStaff. See Note 18.

10. Commitments and Contingencies

In the ordinary course of its business, the Company is periodically threatened with or named as a defendant in various lawsuits, including, among other, litigation brought by former franchisees or licensees, and administrative claims and lawsuits brought by employees or former employees. The Company insures itself to cover principal risks like workers’ compensation, general liability, automobile liability, property damage, alternative staffing errors and omissions, fiduciary liability and fidelity losses. Management believes there are no matters that will have a material adverse effect on the Company’s consolidated financial statements.

During the fourth quarter of fiscal year 2005, we were notified by the California Employment Development Department (“EDD”) that our domestic operating subsidiaries unemployment tax rates would be increased retroactively for both calendar years 2005 and 2004. The total assessment by the EDD of additional unemployment taxes for both years, net of applied overpayments is approximately $1.5 million including interest at applicable statutory rates. Management believes that it has properly calculated its unemployment insurance tax and is in compliance with all applicable laws and regulations. The Company has timely appealed the ruling by the EDD and is working with the outside counsel to resolve this matter. Additionally, management contends that the notification by the EDD of the 2004 assessment was not timely and holds the position that the assessment is procedurally invalid. Consequently, at November 1, 2008 and at January 24, 2009, the Company has no reserve for the 2004 assessment and has accrued the assessment for 2005 of $0.3 million, including interest and net of an applied overpayment. Although we believe that we have properly calculated our unemployment insurance tax and are in compliance with all applicable laws and regulations, there can be no assurances this will be settled in

Westaff, Inc.

Notes to Condensed Consolidated Financial Statements (Unaudited) (Continued)

our favor. Management believes the Company is well positioned to defend against the un-accrued portion and the ultimate resolution of this matter will not have a material adverse effect on the Company’s consolidated financial statements.

11. Workers’ Compensation

The Company is responsible for and pays workers’ compensation costs for its temporary and regular employees and is self-insured for the deductible amount related to workers’ compensation claims. The Company accrues the estimated costs of workers’ compensation claims based upon the expected loss rates within the various temporary employment categories provided by the Company. At least annually, the Company obtains an independent actuarial valuation of the estimated costs of claims reported but not settled, and claims incurred but not reported (IBNR), and adjusts the accruals based on the results of the valuations. The following summarizes the workers’ compensation liability as of January 24, 2009 and November 1, 2008:

	January 24, 2009	November 1, 2008
	(In millions)
Current portion	$8.0	$8.0
Long-term portion	$15.0	$15.3

Total Liabilities	$23.0	$23.3

Self-insurance deductible (per claim)	$0.75	$0.75
Letters of Credit (1)	$27.3	$27.3

(1)	The insurance carrier requires the Company to collateralize its recorded obligations through the use of irrevocable letters of credit, surety bonds or cash. Per the Third Amended and Restated Forbearance Agreement, the letters of credit for Travelers in the amount of $27 million expire on April 7, 2009. The Ohio workers’ compensation letter of credit expired on February 28 2009.

12. Stock-Based Compensation

Stock Incentive Plan and Employee Stock Purchase Plan. The Company has a stock incentive plan and an Employee Stock Purchase Plan. Please refer to Note 12 of the Company’s audited consolidated financial statements included in the 2008 Form 10-K for additional information related to these stock-based compensation plans.

Restricted Stock Units. On May 30, 2008, the Company granted 90,000 restricted stock units to certain employees. Each grant entitles the recipient to convert units to shares of common stock subject to terms of the awards. The maximum units to be awarded, if all performance conditions are met, are 135,000 units. The restricted stock units will vest, if all conditions are met, 50% on October 30, 2010 and 50% on October 29, 2011. Besides the condition that the recipient must complete a period of continuous service to the Company through and including the vest dates, there is a performance condition and a market condition, both of which must be met. First, for each of three fiscal years, beginning with fiscal year 2008, the company must meet an EBITDA target and second, the company’s stock price must meet certain requirements as compared to a designated “peer” group’s average stock price. As of January 24, 2009, the achievement of performance based criteria is not probable; therefore no compensation expense has been recognized.

Stock-based compensation. Effective with the beginning of the first quarter of fiscal year 2006, the Company adopted Statement of Financial Accounting Standards No. 123 (revised 2004) Share-Based Payment (“SFAS 123(R)”) using the modified prospective method of adoption.

Westaff, Inc.

Notes to Condensed Consolidated Financial Statements (Unaudited) (Continued)

For the 12-week period ended January 24, 2009 and January 26, 2008, the Company recognized stock-based compensation expense as follows:

	12 Weeks Ended
	January 24, 2009	January 26, 2008
	(In thousands)
Stock-based compensation	$42	$74

Stock-based compensation expense is included in selling and administrative expenses.

The determination of the fair value of stock options, using the Black-Scholes model, is affected by the Company’s stock price as well as assumptions as to the Company’s expected stock price volatility over the term of the awards, actual and projected employee stock option exercise behavior, the risk-free interest rate, and expected dividends.

The Company estimates the volatility of the common stock by using historical volatility over a period equal to the award’s expected term. The risk-free interest rates that are used in the valuation models are based upon yields of the U.S. Treasury constant maturities at the time of grant having a term that approximates the expected life of the options. Dividend yield is zero as the Company did not declare or pay dividends during fiscal year 2009 or fiscal year 2008, and its current credit facilities prohibit payment of dividends. The Company does not currently have plans to declare dividends in future years.

SFAS 123(R) requires companies to estimate future expected forfeitures at the date of grant and revise those estimates in subsequent periods if actual forfeitures differ from those estimates. In previous years, the Company had recognized the impact of forfeitures as they occurred . Under SFAS 123(R), the Company uses historical data to estimate pre-vesting forfeiture rates in determining the amount of stock-based compensation expense to recognize. During the 12 weeks ended January 24, 2009, the Company increased its forfeiture rate by analyzing historic forfeiture rates and reviewing outstanding unvested option grants which resulted in a decrease to stock-based compensation expense.

The Company will accelerate the vesting of all outstanding stock options per the Merger Agreement with Koosharem Corporation which was entered into on January 28, 2009. Upon completion of the Merger each outstanding stock option to purchase shares of Company common stock, whether or not then exercisable or vested, will be cancelled and converted into the right to receive, within ten business days following the effective time of the Merger, an amount in cash (subject to applicable withholding taxes) equal to (a) the excess, if any, of the Merger Consideration over the per share exercise price of the stock option, multiplied by (b) the number of shares of Company common stock subject to the stock option. See Note 18.

All stock-based compensation awards are amortized on a straight-line basis over the requisite service periods of the awards.

Westaff, Inc.

Notes to Condensed Consolidated Financial Statements (Unaudited) (Continued)

13. (Loss) Earnings per Share

Basic loss per share of common stock is computed as loss divided by the weighted average number of common shares outstanding for the period. Diluted loss per share of common stock is computed as loss divided by the weighted average number of common shares and potentially dilutive common stock equivalents outstanding during the period. Diluted loss per share reflects the potential dilution that could occur from common stock issuances as a result of stock option exercises. The following table sets forth the computation of basic and diluted (loss) earnings per share:

	12 Weeks Ended
	January 24, 2009	January 26, 2008
	(In thousands, except per share amounts)
Loss from continuing operations	$(5,652)	$(2,066)
Income from discontinued operations, net of income tax	1,347	171

Net loss	$(4,305)	$(1,895)

Denominator for basic earnings per share-weighted average shares	16,697	16,697
Effect of dilutive securities: stock options and awards	—	—

Denominator for diluted earnings per share — adjusted weighted average shares and assumed conversions	16,697	16,697

Loss per share from continuing operations
Basic	$(0.34)	$(0.12)
Diluted	(0.34)	(0.12)

Earnings per share from discontinued operations
Basic	$0.08	$0.01
Diluted	0.08	0.01
Loss per share
Basic	$(0.26)	$(0.11)

Diluted	$(0.26)	$(0.11)

Antidilutive weighted shares excluded from diluted earnings per share	718	396

14. Company Restructuring

In the third quarter of fiscal year 2007, the Company approved a restructuring plan to, among other things, reduce its workforce and consolidate facilities. Restructuring charges have been recorded to align the Company’s cost structure with changing market conditions and to create a more efficient organization. The Company’s restructuring charges have been comprised primarily of: (i) severance and termination benefit costs related to the reduction of our workforce; and (ii) lease termination costs and costs associated with permanently vacating certain facilities.

The Company accounted for each of these costs in accordance with FASB 146, “Accounting for Costs Associated with Exit or Disposal Activities.” The accrual represents the remaining costs related to leases associated with vacating certain facilities in the restructuring plan initiated in fiscal year 2007.

Westaff, Inc.

Notes to Condensed Consolidated Financial Statements (Unaudited) (Continued)

The detail is as follows:

12 Weeks Ended January 24, 2009 (In thousands)
Facilities
Accrual balance at November 1, 2008	$300
Rent expense under non-cancellable leases reduced by sublease income	(58)
Restructuring expense	52

Accrual balance at January 24, 2009	$294

The Company is still responsible for lease payments on six locations and is actively negotiating early terminations, where possible. The restructuring accrual, representing rent payments due under non-cancellable leases has been reduced by any contractual subleases. The Company has not reduced the January 24, 2009 liability by any estimated future sublease income as the Company does not believe the remaining offices will be subleased. The severance amounts related to headcount reductions in the first quarter of fiscal year 2009 were included as part of selling and administrative expenses and the remaining accrual at January 24, 2009 is $0.1 million.

15. Comprehensive Loss

Comprehensive loss consists of the following:

	12 Weeks Ended
	January 24, 2009	January 26, 2008
	(In thousands)
Net loss	$(4,305)	$(1,895)
Currency translation adjustments (1)	(668)	(571)

Comprehensive loss	$(4,973)	$(2,466)

(1)	The currency translation in the current fiscal year relates to the recognition of cumulative translation amounts due to the sale of the Australia and New Zealand operations.

16. Operating Segments

The Company had four reportable segments; however, only its domestic subsidiary is currently included in our results of continuing operations. On March 31, 2008, the Company sold its former United Kingdom operations and related subsidiary. On November 10, 2008, the Company sold its former Australia and New Zealand subsidiaries. In accordance with SFAS 144, a component of an entity that has been disposed of is considered a discontinued operation. Accordingly, the Company has reflected the results of these subsidiaries as discontinued operations in the consolidated statement of operations for all periods presented. See Note 4.

Following the sale of the Company’s former United Kingdom operations and related subsidiary and the sale of the Company’s former Australia and New Zealand subsidiaries, the Company’s remaining segment consist of the Domestic Business Services. Domestic Business Services provides a variety of temporary staffing and permanent placement services, primarily in clerical and light industrial positions, through a network of

Westaff, Inc.

Notes to Condensed Consolidated Financial Statements (Unaudited) (Continued)

Company-owned and franchise agent offices. The segment consists of four geographically diverse company regions under the direction of regional vice presidents and one combined franchise region, which together comprise a single reportable operating segment as such term is defined under SFAS No. 131, “Disclosures about Segments of an Enterprise and Related Information.” Revenue from the Domestic Business Services operating segment is derived wholly from the United States and its territories.

The following table summarizes reporting segment data for Domestic Business Services and the Discontinued Operations:

	12 Weeks ended January 24, 2009
	Domestic Business Svcs	Discontinued Operations	Total
	(In thousands)
Revenue	$51,548	$2,086	$53,634
Operating loss from continuing operations	$(5,066)	$(315)	$(5,381)

	12 Weeks ended January 26, 2008
	Domestic Business Svcs	Discontinued Operations	Total
	(In thousands)
Revenue	$81,048	$35,786	$116,834
Operating income (loss) from continuing operations	$(1,964)	$170	$(1,794)

17. Recent Accounting Pronouncements

In December 2007, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 141 (R), “Business Combinations.” SFAS 141(R) requires all business combinations completed after the effective date to be accounted for by applying the acquisition method (previously referred to as the purchase method). Companies applying this method will have to identify the acquirer, determine the acquisition date and purchase price and recognize at their acquisition-date fair values the identifiable assets acquired, liabilities assumed, and any non-controlling interests in the acquiree. In the case of a bargain purchase the acquirer is required to reevaluate the measurements of the recognized assets and liabilities at the acquisition date and recognize a gain on that date if an excess remains. SFAS 141(R) is effective for fiscal periods beginning on or after December 15, 2008. The Company is currently evaluating the impact of SFAS 141(R).

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements.” SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosures about fair value measurements. SFAS No. 157 applies under other accounting pronouncements that require or permit fair value measurements, the FASB having previously concluded in those accounting pronouncements that fair value is the relevant measurement attribute. Accordingly, SFAS No. 157 does not require any new fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. In February 2008, the FASB agreed to a one-year deferral for the implementation of SFAS No. 157 for non-financial assets and liabilities to fiscal years beginning after November 15, 2008. The Company is currently evaluating the impact, if any, that the adoption of SFAS No. 157 will have on its operating results and financial condition.

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities.” SFAS No. 159 permits companies to choose to measure many financial instruments and

Westaff, Inc.

Notes to Condensed Consolidated Financial Statements (Unaudited) (Continued)

certain other items at fair value that are not currently required to be measured at fair value. The objective is to improve financial reporting by providing companies with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. SFAS No. 159 is effective for fiscal years beginning after November 15, 2007. Companies are not allowed to adopt SFAS No. 159 on a retrospective basis unless they choose early adoption. The Company adopted the SFAS No. 159 in the first quarter of fiscal year 2009 and there was no impact to operating results and financial condition.

In December 2007, the FASB issued SFAS No. 160, “Non-controlling Interests in Consolidated Financial Statements” (an Amendment of ARB 51). SFAS 160 amends ARB 51 to establish accounting and reporting standards for the non-controlling interest in a subsidiary and for the deconsolidation of a subsidiary. The statement requires consolidated net income to be reported at amounts that include the amounts attributable to both the parent and the non-controlling interest. It also requires disclosure on the face of the consolidated statement of operations, of the amounts of consolidated net income (loss) attributable to the parent and to the non-controlling interest. In addition this statement establishes a single method of accounting for changes in a parent’s ownership interest in a subsidiary that do not result in deconsolidation and requires that a parent recognize a gain or loss in net income when a subsidiary is deconsolidated. SFAS 160 becomes effective for fiscal periods beginning after December 15, 2008. The Company is currently evaluating the impact of SFAS 160.

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities.” SFAS 161 is intended to help investors better understand how derivative instruments and hedging activities affect an entity’s financial position, financial performance and cash flows through enhanced disclosure requirements. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. The Company does not expect the adoption of SFAS 161 to have a material impact on the consolidated financial statements.

In May 2008, the FASB issued SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles.” SFAS No. 162 identifies the sources of accounting principles and the framework for selecting the principles used in the preparation of financial statements which are presented in conformity with generally accepted accounting principles (“GAAP”) in the United States. SFAS No. 162 became effective November 15, 2008. The adoption of SFAS 162 did not have a material impact on our financial position or results of operations.

In November 2008 the Emerging Issues Task Force (“EITF”) issued Issue No. 08-7, “Accounting for Defensive Intangible Assets.” EITF 08-7 applies to all acquired intangible assets in which the acquirer does not intend to actively use the asset but intends to hold (lock up) the asset to prevent its competitors from obtaining access to the asset (a defensive asset), assets that the acquirer will never actually use, as well as assets that will be used by the acquirer during a transition period when the intention of the acquirer is to discontinue the use of those assets. EITF 08-7 is effective for intangible assets acquired on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. The Company does not expect the adoption of EITF 08-7 to have a material impact on the consolidated financial statements.

18. Subsequent Events

On January 28, 2009, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Koosharem Corporation, a California corporation doing business as Select Staffing (“Koosharem”) and Select Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of Koosharem (“Merger Sub”), pursuant to which Merger Sub will be merged with and into the Company, with the Company continuing after the merger as the surviving corporation and a wholly-owned subsidiary of Koosharem (the

Westaff, Inc.

Notes to Condensed Consolidated Financial Statements (Unaudited) (Continued)

“Merger”), in accordance with and subject to the terms and conditions set forth in the Merger Agreement. Concurrently with the execution of the Merger Agreement, our principal stockholder, DelStaff entered into a Stock & Note Purchase Agreement with Koosharem (the “Purchase Agreement”), pursuant to which Koosharem will purchase, immediately prior to the effective time of the Merger: (1) all of the Company common stock owned by DelStaff in exchange for first lien term loan debt to be issued by Koosharem under Koosharem’s first lien credit facility bearing a face amount of $40.0 million and (2) all of the then outstanding subordinated notes (the “DelStaff Subordinated Notes”) issued by the Company to DelStaff under the Subordinated Loan Agreement, dated as of August 25, 2008, by and among the Company, Westaff (USA), Inc., Westaff Support, Inc., MediaWorld International (as borrowers) and DelStaff, in exchange for first lien term loan debt to be issued by Koosharem under Koosharem’s first lien credit facility bearing a face amount equal to the actual principal amount of the then outstanding DelStaff Subordinated Notes held by DelStaff, but which face amount shall not exceed $3.0 million. In addition, subject to the terms and conditions of the Purchase Agreement, DelStaff has agreed (1) to vote all of its shares of Company common stock in favor of the proposed Merger and against any third-party proposal to acquire the Company and (2) not to transfer its shares of Company common stock other than in accordance with the Merger Agreement.

Pursuant to the terms and conditions of the Merger Agreement, at the effective time of the Merger: (1) each outstanding share of Company common stock (other than those owned by the Company, Koosharem, Merger Sub or any subsidiary of the Company, Koosharem or Merger Sub, and other than those shares with respect to which dissenters rights are properly exercised) will be cancelled and converted into the right to receive $1.25 per share in cash (the “Merger Consideration”) and (2) each outstanding stock option to purchase shares of Company common stock, whether or not then exercisable or vested, will be cancelled and converted into the right to receive, within ten business days following the effective time of the Merger, an amount in cash (subject to applicable withholding taxes) equal to (a) the excess, if any, of the Merger Consideration over the per share exercise price of the stock option, multiplied by (b) the number of shares of Company common stock subject to the stock option.

Consummation of the Merger is subject to the satisfaction of various conditions, including, among others, the receipt by Koosharem and Merger Sub of the financing pursuant to and on the terms contemplated by the applicable commitment letters, the consummation of the transactions under the Purchase Agreement, the requisite approval by the Company’s stockholders, a requirement for the Company to hold a minimum of $9.5 million in cash and equivalents immediately prior to the closing date, the lack of any legal impediment to the Merger, and the lack of any Material Adverse Effect as specified in the Merger Agreement. Upon the recommendation of a special committee of independent members of the Company’s board of directors (the “Special Committee”), all of the members of the Company’s board of directors not affiliated with DelStaff approved the Merger Agreement and the Purchase Agreement. Robert W. Baird & Co. Incorporated provided a fairness opinion to the Special Committee. The Merger Agreement contains certain termination rights for both the Company, on the one hand, and Koosharem and Merger Sub, on the other hand. Upon any termination of the Merger Agreement, under specified circumstances, the Company may be required to pay Koosharem and Merger Sub a $2.0 million termination fee, and under other specified circumstances, Koosharem and Merger Sub may be required to pay the Company a $2.0 million termination fee.

For additional information regarding the Merger Agreement and the proposed Merger, please refer to the definitive proxy statement that the Company filed with the SEC on February 23, 2009 and mailed to the Company’s stockholders in connection with the planned special meeting of stockholders to be held on March 17, 2009 and at which the Company’s stockholders will be asked to consider and vote upon a proposal to adopt the Merger Agreement and the transactions contemplated thereby.

Westaff, Inc.

Notes to Condensed Consolidated Financial Statements (Unaudited) (Continued)

On January 29, 2009, the Company was advanced a loan in an aggregate principal amount of $500,000 from DelStaff under the previously-announced loan agreement, dated as of August 25, 2008 (the “Subordinated Loan Agreement”), among DelStaff and the Borrowers.

In January 2009, Westaff USA, Inc. was notified that Australia received a ruling from the Tasmanian Workplace Ombudsmen stating that Westaff Australia owed $40,000 in back wages to employees related to the fiscal year 2008. This amount was subsequently paid. Additionally, Westaff Australia has received a “Notice of Investigation” from the Workplace Ombudsmen (Melbourne) with respect to the Workplace Relations Act. To date, there has been no assessment and no accrual. In February of 2009, the Company was notified by the buyers of the Australian subsidiary that there are potential warranty claims under the Sale Agreement. The issue will be reviewed as the Company continues to negotiate the calculation of the working capital adjustment. However, based on our review of such claims, management believes this will not have a material adverse effect on the Company’s consolidated financial statements.

In February 2009, Westaff was notified by NASDAQ Stock Market (“NASDAQ”) that the closing bid price of the Company’s common stock has been at $1.00 per share or greater for at least 10 consecutive business days. Accordingly, the Company has regained compliance with Marketplace Rule 4450(a)(5) and the matter of the common stock possibly being delisted is now closed.

On February 18, 2009, Westaff (USA), Inc. and the Company entered into a Third Amended and Restated Forbearance Agreement with U.S. Bank and Wells Fargo, under which, among other things, U.S. Bank and Wells Fargo agreed to continue to forbear from exercising any of their default rights and remedies during a forbearance period ending on April 7, 2009. The Company agreed to a further reduction in the aggregate amount of the commitments under the Financing Agreement from $33.0 million to $28.0 million and U.S. Bank agreed to amend certain letters of credit outstanding under the Financing Agreement (including an outstanding letter of credit with a face amount of $27.0 million in favor of Travelers, which is the carrier under the Company’s existing workers’ compensation insurance program) to extend the expiration date of such letters of credit from February 28, 2009 to April 7, 2009. In addition, the Company’s ability to borrow under the Financing Agreement (other than forced loans due to draws upon the outstanding letters of credit) was terminated. The interest rates applicable to the loans made pursuant to the Financing Agreement will continue at the default rate through April 7, 2009.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Stockholders

Westaff, Inc.

Walnut Creek, California

We have audited the accompanying consolidated balance sheets of Westaff, Inc. (the “Company”) as of November 1, 2008 and November 3, 2007 and the related consolidated statements of operations, stockholders’ equity, and cash flows for each of the two years then ended. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Westaff, Inc. as of November 1, 2008 and November 3, 2007, and the results of its operations and its cash flows for each of the two years then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the consolidated financial statements, the Company has suffered recurring losses, is out of compliance with its bank covenants and may be unable to obtain an extension of its workers compensation policy, that raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are described in Note 1. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

As discussed in Note 2 to the consolidated financial statements, effective July 8, 2007, the Company changed its method of quantifying misstatements of prior year financial statements and adopted the dual method as required by the provisions of Staff Accounting Bulletin No. 108, “Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements.”

/s/ BDO Seidman, LLP

San Francisco, California

February 11, 2009

WESTAFF, INC.

CONSOLIDATED BALANCE SHEETS

	November 1, 2008	November 3, 2007
	(In thousands, except share and per share amounts)
ASSETS
Current assets:
Cash and cash equivalents	$86	$3,277
Restricted cash	5,048	—
Trade accounts receivable, less allowance for doubtful accounts of $979 and $1,274	35,812	76,098
Deferred income taxes	—	9,688
Prepaid expenses	1,845	4,059
Other current assets	1,733	1,833
Current assets held for sale	13,930	—

Total current assets	58,454	94,955
Property and equipment, net	9,583	16,186
Deferred income taxes	—	12,076
Goodwill	—	12,628
Intangible assets	3,504	3,695
Other long-term assets	1,923	1,752
Long term assets held for sale	1,527	—

Total assets	$74,991	$141,292

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Borrowing under revolving credit facilities	$—	$6,837
Current portion of capital lease obligations	587	544
Notes payable to related parties	4,150	2,000
Accounts payable	1,431	2,226
Accrued expenses	16,499	34,147
Short-term portion of workers compensation obligation	7,975	9,897
Income taxes payable	379	113
Current liabilities held for sale	8,956	—

Total current liabilities	39,977	55,764
Long-term capital lease obligations	165	752
Long-term portion of workers compensation obligation	15,300	16,000
Other long-term liabilities	805	2,881
Long-term liabilities held for sale	125	—

Total liabilities	56,372	75,397

Commitments and contingencies (Notes 4, 10 and 16)
Stockholders’ equity:
Preferred stock, $0.01 par value; authorized and unissued: 1,000,000 shares
Common stock, $0.01 par value; authorized: 25,000,000 shares; issued and outstanding: 16,697,010 at November 1, 2008 and November 3, 2007	167	167
Additional paid-in capital	39,727	39,561
Retained earnings (accumulated deficit)	(21,943)	24,355
Accumulated other comprehensive income	668	1,812

Total stockholders’ equity	18,619	65,895

Total liabilities and stockholders’ equity	$74,991	$141,292

See accompanying notes to consolidated financial statements.

WESTAFF, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

	Fiscal Year Ended
	November 1, 2008	November 3, 2007
	(In thousands, except per share amounts)
Revenue	$324,495	$439,822
Costs of services	265,840	360,414

Gross profit	58,655	79,408
Franchise agents’ share of gross profit	14,313	17,357
Selling and administrative expenses	52,575	61,291
Impairment of goodwill and intangibles	11,540	—
Restructuring expense (benefit)	(84)	3,111
Depreciation and amortization	5,212	3,149

Operating loss from continuing operations	(24,901)	(5,500)
Interest expense	2,465	2,414
Interest income	(140)	(138)

Loss from continuing operations before taxes	(27,226)	(7,776)
Income tax expense (benefit)	19,824	(3,469)

Loss from continuing operations	(47,050)	(4,307)
Discontinued operations:
Income from discontinued operations	382	2,373
Gain on sale, net of income taxes of $1,312	370	—

Total income from discontinued operations, net of income taxes	752	2,373

Net loss	$(46,298)	$(1,934)

(Loss) earnings per share:
Continuing operations — basic and diluted	$(2.82)	$(0.26)

Discontinued operations — basic and diluted	$0.05	$0.14

(Loss) earnings per share:
Basic and diluted	$(2.77)	$(0.12)

Weighted average shares outstanding — basic	16,697	16,625

Weighted average shares outstanding — diluted	16,697	16,625

See accompanying notes to consolidated financial statements.

WESTAFF, INC.

CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY

	Common stock		Additional paid-in capital	Retained earnings	Accumulated other comprehensive income (loss)	Deferred stock compensation	Total
	Shares	Amount
	(In thousands)
Balance at October 29, 2006	16,562	$166	$38,617	$27,270	$(44)	$—	$66,009
Cumulative effect of adjustment from the adoption of SAB No. 108, net of tax (Note 2)	—	—	—	(981)	—	—	(981)
Comprehensive income:
Net loss	—	—	—	(1,934)	—	—
Currency translation adjustments	—	—	—	—	1,856	—

Total comprehensive loss							(78)

Stock issued under employee stock plans (net of 204 shares used in cashless exercise)	135	1	350	—	—	—	351
Other	—	—	(8)		—	—	(8)
Share-based compensation	—	—	602	—	—	—	602

Balance at November 3, 2007	16,697	$167	$39,561	$24,355	$1,812	$—	$65,895
Comprehensive income:
Net loss	—	—	—	(46,298)	—	—
Currency translation adjustments	—	—	—	—	(1,144)	—

Total comprehensive loss							(47,442)

Other	—	—	(9)	—	—	—	(9)
Share-based compensation	—	—	175	—	—	—	175

Balance at November 1, 2008	16,697	$167	$39,727	$(21,943)	$668	$—	$18,619

See accompanying notes to consolidated financial statements.

WESTAFF, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Fiscal Year Ended
	November 1, 2008	November 3, 2007
	(In thousands)
Cash flows from operating activities:
Net loss	$(46,298)	$(1,934)
Adjustments to reconcile net loss to net cash provided by operating activities:
Deferred income taxes	21,388	(4,071)
Impairment of goodwill and intangibles	11,743	—
Depreciation and amortization	5,810	3,954
Stock-based compensation	175	602
Provision for losses on doubtful accounts	859	964
Note receivable bad debts	42	110
Amortization of deferred gain on sale-leaseback	(744)	(759)
Amortization of debt issuance costs	659	284
Gain on sale of discontinued operations, net of income taxes	(370)	—
Amortization of deferred gain from sales of affiliate operations	(618)	(146)
Loss on sale or disposal of assets	130	141
Other	—	(11)
Changes in assets and liabilities:
Trade accounts receivable	21,165	3,043
Other assets	757	1,820
Accounts payable and accrued expenses	(11,233)	(620)
Income taxes payable	(971)	(999)
Other liabilities	(1,134)	518

Net cash provided by operating activities	1,360	2,896

Cash flows from investing activities:
Capital expenditures	(628)	(4,093)
Proceeds from sale of discontinued operations, net of cash acquired by purchaser of $1,104	5,375	—
Expenses related to sale of discontinued operations	(240)	—
Payments received on notes	154	402
Issuance of notes receivable	(100)	(311)
Payments for intangibles and other	—	(291)
Other, net	74	(44)

Net cash provided (used) by investing activities	4,635	(4,337)

Cash flows from financing activities:
Restricted cash under line of credit	(5,048)	—
Net borrowings (repayments) under line of credit agreements	(525)	1,146
Principal payments on capital lease obligations	(544)	(400)
Payment of debt issuance costs	(1,381)	(209)
Proceeds from notes payable	2,150	—
Proceeds from the issuance of common stock	—	351

Net cash provided (used) by financing activities	(5,348)	888

Effect of exchange rate changes on cash	202	285

Net change in cash included in assets held for sale at end of year	(4,040)	—

Net change in cash and cash equivalents	(3,191)	(268)
Cash and cash equivalents at beginning of year	3,277	3,545

Cash and cash equivalents at end of year	$86	$3,277

Supplemental disclosures of cash flows information:
Cash paid during the year for:
Interest	$2,739	$2,184
Income taxes paid, net	1,328	1,274
Supplemental schedule of noncash investing and financing activities:
Accounts payable for capital expenditures	$—	158
Marketable security payment	(74)	44
Equipment purchased with capital leases	—	518

See accompanying notes to consolidated financial statements.

WESTAFF, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Basis of Presentation

Westaff, Inc. (the Parent), a Delaware corporation, and its domestic and foreign subsidiaries (together, the Company) provide staffing services in the United States, Australia and New Zealand. The consolidated financial statements include the accounts of the Parent and its domestic and foreign subsidiaries. Intercompany accounts and transactions have been eliminated.

Translation of foreign currencies

The functional currency for each of the Company’s foreign operations is the applicable local currency. All assets and liabilities that are denominated in foreign currencies are translated into U.S. dollars at exchange rates as of the date of the balance sheet and all revenue and expense accounts are translated using weighted average exchange rates for the periods presented. Translation adjustments and gains or losses on intercompany loans that are of a long-term investment nature are included as a separate component of stockholders’ equity. Aggregate transaction gains (losses) included in determining net income were ($1,701,000) and $185,000 fiscal years 2008 and 2007, respectively, and are included in selling and administrative expenses. On September 27, 2008, the Company entered into a definitive agreement to sell its Australia and New Zealand subsidiaries. Due to the impending sale of the Australia and New Zealand subsidiaries, settlement of the intercompany loans is anticipated in the foreseeable future. Accordingly, the Company recorded a transaction loss which is included in selling and administrative expenses in the amount of $1.5 million on the foreign note receivable during the fiscal year ended November 1, 2008.

Discontinued operations and assets held for sale

On March 31, 2008, the Company sold its United Kingdom (U.K.) operations and related subsidiary. See Note 5. In accordance with Statement of Financial Accounting Standards (“SFAS”) No. 144 “Accounting for the Impairment or Disposal of Long-Lived Assets”, the results of operations of the discontinued operations are separately stated in the accompanying consolidated statements of operations for the fiscal year ended November 1, 2008 and all prior years. The assets and liabilities of the discontinued U.K. operations have not been reclassified in the accompanying consolidated balance sheets and related notes as of November 3, 2007. The cash flows from discontinued operations are not separately classified in the Company’s consolidated statements of cash flows.

On September 27, 2008, the Company entered into a definitive agreement to sell its Australia and New Zealand subsidiaries (See Note 5 and Note 19). The sale was completed on November 10, 2008. In accordance with SFAS 144, a component of an entity that has been disposed of or held for sale is considered a discontinued operation. Accordingly, the Company has reflected the results of these subsidiaries as discontinued operations in the consolidated statement of operations for all years presented and assets and liabilities as of November 1, 2008 are shown in the balance sheet as held for sale. The cash flows from discontinued operations are not separately classified in the Company’s consolidated statements of cash flows.

Asset and liability balances as of November 3, 2007 and the statement of operations for the fiscal years ended 2008 and 2007 pertaining to the United Kingdom, Australia, and New Zealand subsidiaries are set forth in Note 5.

Reclassifications

Accounts receivable as originally reported on the November 3, 2007 balance sheet have been increased by $962,000 to reflect unbilled amounts to customers related to services performed in the United Kingdom previously included in prepaid expenses. The Company’s policy is to record as trade accounts receivables the amounts earned for the final week of the period but not billed to customers.

WESTAFF, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Going concern considerations

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern and do not include any adjustments that may result from this uncertainty. Through November 1, 2008, the Company has experienced significant loss of revenue in its domestic business operations, continues to experience operating losses, and continues to be in default of certain covenants in its lending agreements with U.S. Bank. The Company’s primary credit facility is a financing agreement that the Company has (through its wholly-owned subsidiary Westaff (USA), Inc.) with U.S. Bank National Association (“U.S. Bank”), as agent for itself and Wells Fargo Bank, National Association (“Wells Fargo”), as lenders, which provides for a five-year revolving credit facility (the “Financing Agreement”). As discussed in Note 7 the Company is currently in default under certain covenants of the Financing Agreement and has entered into a Forbearance Agreement with U.S. Bank and Wells Fargo that provides for a forbearance period ending on December 19, 2008. While the Company is negotiating with its lenders for a waiver or continued forbearance in respect of this default, there can be no assurances that a waiver or continued forbearance can be obtained. If the Company is unable to obtain a waiver or continued forbearance from U.S. Bank on acceptable terms, the Company may be unable to access the funds necessary for its liquidity requirements or may be unable to obtain letters of credit under the facility needed for the Company to obtain workers’ compensation insurance.

These liquidity issues raise substantial doubt about whether the Company will continue as a going concern. The Company has been in communication with its lender as to the steps it needs to take to resolve this situation, but there can be no assurance that the lender will waive the Company’s noncompliance with any one or more of the loan covenants. The Company’s ability to continue as a going concern is dependent on the Company’s ability to comply with the loan covenants and the lender’s willingness to waive any noncompliance with such covenants.

In response to the continued default, the Company secured a $3.0 million subordinated loan facility on August 25, 2008. The Company has used $2.2 million of this facility as of November 1, 2008 for their working capital and general business purposes.

The Company has extended its workers’ compensation insurance through April 1, 2009 which required $1.0 million in cash collateral as of November 1, 2008 and $0.3 million to be paid by February 28, 2009. In addition, the letter of credit supporting the workers’ compensation insurance expires on February 28, 2009 and the insurance carrier has received a notice of non-renewal from the issuing Bank. The forbearance agreement expired on December 19, 2008 and has not been extended. Among other things, the Company has responded to these issues by reducing its headcount by approximately 60 positions in the corporate and field offices during fiscal year 2008 and 66 positions in the first quarter of fiscal year 2009. This was accomplished by a combination of attrition and a planned reduction in force. Total severance amounts paid in fiscal year 2008 were immaterial and are included as part of selling and administrative expenses. The Company continues to look and act on additional cost savings measures within the organization while it is exploring alternative financing arrangements and strategic partnering alternatives. See Note 19.

2. Adoption of Recent Pronouncements

In September 2006, the SEC Staff issued Staff Accounting Bulletin No. 108, “Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements” (“SAB 108”). SAB 108 requires registrants to use a combination of two approaches to evaluate the materiality of identified unadjusted errors: the “rollover” approach, which quantifies an error based on the amount of the error originating in the current year income statement, and the “iron curtain” approach, which quantifies an error based on the effects of correcting the misstatement existing in the balance sheet at the end of the current year. SAB 108 permits companies to adjust for the cumulative effect of immaterial errors relating to prior years in the carrying

WESTAFF, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

amount of assets and liabilities as of the beginning of the current fiscal year, with an offsetting adjustment to the opening balance of retained earnings in the year of adoption. The Company adopted SAB 108 during the fourth quarter of fiscal 2007.

In the course of evaluating the provisions of SAB 108, the Company identified the following misstatements as of November 3, 2007. The adoption of SAB 108 resulted in a decrease to opening retained earnings as of October 28, 2006 of approximately $981,000, net of tax. Such errors, which management previously deemed immaterial, were related to the following (presented net of tax):

•

Overstated accounts receivable of $33,000, net of tax, related to system conversion error resulting from the accounts receivable ledger and general ledger being out of balance, which arose in fiscal 2006.

•

Understated state sales tax accrual of $148,000, net of tax, related to taxable services performed by Westaff employees on behalf of clients in certain states that assess sales tax on certain services, which arose ratably over fiscal 2003 through fiscal 2006.

•

Overstated deferred tax asset of $644,000 primarily representing Worker’s Compensation insurance deferred tax asset adjustment related to fiscal 2003. Deferred tax assets were overstated as a result of Worker’s Compensation temporary differences, representing future tax deductions. The gross deferred tax assets were fully reserved in all years prior to our fiscal year ended 2005.

•	Overstated recoverable federal payroll taxes of $101,000, net of tax, based on taxes initially paid in fiscal 2001. In 2004 this amount was no longer recoverable because of the statute of limitations.

•	The fiscal 2006 ending employee insurance liability accounts were understated by $122,000, net of tax, for underaccruals pertaining to fiscal year 2006 and 2005.

•	Overstatement of software maintenance expense due to an overaccrual of software maintenance costs of $32,000, net of tax, per year in fiscal years 2005 and 2006.

•

Costs related to services performed for a specific customer were erroneously accrued in 2005 and 2006 based on total business with that customer and not in accordance with the terms of the contract. The amount of erroneously accrued costs for those years resulted in an overstatement of expense of $35,000, net of tax.

During the first quarter of fiscal year 2008, the Company adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. (“FIN”) 48, “Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109” (“FIN 48”) effective November 4, 2007. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with FASB Statement No. 109, “Accounting for Income Taxes”, and prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition.

As a result of the implementation of FIN 48, the Company made a comprehensive review of its portfolio of uncertain tax positions in accordance with recognition standards established by FIN 48. The Company performed evaluations for the tax years ended 2007, 2006, 2005 and 2004, which were subject to examination by tax authorities, as well as the tax positions presented in the current year financial statements. During the current year the Company determined it had $0.9 million of uncertain tax positions. Of this amount, $0.3 million was recorded as a liability in its financial statements as of November 1, 2008.

Upon implementation of FIN 48, the Company adopted a methodology for recognition of interest and penalties accruals related to unrecognized tax benefits and penalties within its provision for income taxes. The Company had no such interest and penalties accrued at November 1, 2008 as any amounts are immaterial.

WESTAFF, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

3. Out of Period Adjustment

During the second quarter of fiscal year 2008, the Company recorded $0.9 million in depreciation expense and accumulated depreciation, relating to assets purchased prior to fiscal year 2004, which should have been depreciated over a 4 year period. The depreciation expense and accumulated depreciation, however, were not previously recorded. The Company reviewed this additional expense and considered the impact of the adjustment under Staff Accounting Bulletin No. 99 “Materiality”. The Company concluded that reporting the $0.9 million as an adjustment to current period depreciation expense and accumulated depreciation is not material to the current fiscal year 2008 or prior fiscal years.

4. Summary of Significant Accounting Policies

Fiscal year

The Company’s fiscal year ends on the Saturday nearest the end of October and consists of either 52 or 53 weeks. The fiscal year ended November 1, 2008 consisted of 52 weeks while the fiscal year ended November 3, 2007 consisted of 53 weeks. For interim reporting purposes, the first three fiscal quarters are comprised of 12 weeks each while the fourth fiscal quarter consists of 16 or 17 weeks.

Accounting estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates included in the Company’s financial statements include allowance for doubtful accounts, valuation of intangible assets, workers’ compensation liabilities and income taxes.

Fair value of financial instruments

The carrying amounts of cash, accounts receivable, accounts payable and all other accrued expenses approximate fair value at November 1, 2008 and November 3, 2007 because of the short maturity of these items. The fair value of the Company’s debt with U.S. Bank, DelStaff LLC and GE Capital (See Note 7) approximates the carrying value due to the stated rates in these instruments approximating the fair value and the value of the collateral underlying these loans. The fair value of the Company’s outstanding debt with its former Chairman of the Board of Directors is likely to be less than the carrying value, but the Company is not readily able to estimate the fair value since the note is in default and resolution is uncertain.

Cash and cash equivalents

The Company considers all investments with maturities at purchase of three months or less to be cash equivalents.

Restricted cash

As of November 1, 2008, the cash proceeds of $5.0 million from the sale of the U.K. operations was held as collateral for U.S. Bank related to the Financing Agreement, as described in Note 7.

Concentrations of credit risk

The Company’s financial instruments that potentially subject the Company to concentrations of credit risk consist principally of trade receivables. However, concentrations of credit risk are limited due to the large

WESTAFF, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

number of customers comprising the Company’s customer base and their dispersion across different business and geographic areas. Furthermore, the Company routinely assesses the financial strength of its customers.

Revenue recognition

Revenue from the sale of services is recognized at the time the service is performed. The Company maintains an allowance for doubtful accounts on accounts receivable for projected estimated losses. The Company also reserves for billing adjustments, principally associated with overbillings and client disputes, made after year end that relate to services performed during the fiscal year. The estimates are determined based on historical billing adjustment data as a percent of sales. The Company’s revenue is derived from Company-owned operations and affiliate operations, which consist of franchise agents. Our service offerings are focused primarily on placing clerical/administrative and light industrial personnel into both temporary and permanent positions. Temporary personnel placement as a percent of revenue was 95.4% and 95.8% during fiscal years 2008 and 2007, respectively.

The Company follows the guidance of Emerging Issues Task Force (EITF) 99-19, “Recording Revenue Gross as a Principal versus Net as an Agent”, for its presentation of revenue and direct costs. This guidance requires the Company to assess whether it acts as a principal in the transaction or as an agent acting on behalf of others. Where the Company is the principal in the transaction and has the risks and rewards of ownership, the transactions are recorded gross in the statements of operations. Revenue and related costs of services generated by both Company-owned offices and franchise agents are included as part of the Company’s consolidated revenue and costs of services, respectively, since the Company has the direct contractual relationships with the customers, holds title to the related customer receivables and is the legal employer of the temporary employees.

The franchise agent acts as the Company’s agent and local business representative in a similar manner as a branch manager in Company-owned locations. In the franchise arrangement, all advertising, signage, invoices and correspondence with the customer are in the Company’s name. The Company has the direct contractual relationships with its customers and contracts with customers are binding to the Company. The Company is also the employer of all temporary employees in the franchise agents’ operations and, as such, is obligated for the temporary employee payroll and related payroll taxes regardless of customer acceptance of the temporary labor services. These factors, among others, designate the Company as principal with respect to its franchise agent operations. Franchise agents’ sales represented 40.1% and 35.8% of the Company’s total revenue for fiscal 2008 and 2007, respectively. Franchise agents’ share of gross profit represents the net distribution paid to the franchise agent for their services in marketing to customers, recruiting temporary employees and servicing customer accounts.

The Company also previously had a licensing program which was discontinued in fiscal 2007 whereby the licensee had the direct contractual relationships with the customers, held title to the related customer receivables and was the legal employer of the temporary employees. Accordingly, sales and costs of services generated by the license operation are not included in the Company’s consolidated financial statements. The Company advanced funds to the licensee for payroll, payroll taxes, insurance and other related items. Fees are paid to the Company based either on a percentage of sales or gross profit generated by the licensee and such license fees are recorded by the Company as license fees and included in revenue. Advances to the licensee were secured by a pledge of the licensee’s trade receivables, tangible and intangible assets and the license agreement. Advances due from the licensee bear interest at prime plus two percent but only to the extent the aggregate advances exceed the amount of qualified trade receivables securing the outstanding advances. The licensee had no pledged trade receivables at November 1, 2008 and November 3, 2007 as collateral for such advances. Sales generated by licensed offices (and excluded from the Company’s revenue) were $0.7 million for fiscal 2007. There were no sales generated by licensed offices in fiscal 2008.

WESTAFF, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The Company has the contractual right to charge an initial franchise or license fee that encompasses start-up supplies and material and training. The Company has not charged or collected such fees during the fiscal year ended 2007 and there was no recorded fee income of this type included in the Consolidated Statement of Operations for that year. However, in fiscal year 2008 an initial franchise fee was recorded for the new franchise office opened in Madison, Wisconsin. The recorded fee was not material to the financial statements.

Accounts receivable and allowance for doubtful accounts

The Company records an allowance for doubtful accounts based on historical experience. The Company provides allowances for estimated credit losses and billing adjustments at a level deemed appropriate to adequately provide for known and inherent risks related to such amounts. The allowances are based on reviews of its history of losses, adjustments, current economic conditions and other factors that warrant consideration in estimating potential losses including known information specific to each customer. A summary of changes in the reserve for fiscal years 2008 and 2007 is as follows:

Fiscal Year Ended	Balance at Beginning of Year	Additions Charged to Costs and Expenses	Deductions	Balance before adjustment for Assets Held for Sale	Assets Held for Sale at End of Year	Balance at End of Year
	(In thousands)
November 1, 2008	$1,274	$859	$1,134	$999	$20	$979
November 3, 2007	$811	$964	$501	$1,274	$—	$1,274

While management uses the best information available in making its determination, the ultimate recovery of recorded amounts is also dependent on future economic and other conditions that may be beyond management’s control.

Property, plant and equipment

Property, plant and equipment are stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the related assets, which are generally three to four years for computer hardware and software, and three to seven years for furniture, equipment and fixtures. Major improvements to leased office space are capitalized and amortized over the shorter of their useful lives or the terms of the leases, generally three years. The Company capitalizes internal and external costs incurred in connection with developing or obtaining internal use software in accordance with Statement of Position (SOP) 98-1 “Accounting for the Costs of Computer Software Developed or Obtained for Internal Use.”

Property, plant and equipment consists of the following:

	November 1, 2008	November 3, 2007
	(In thousands)
Computer hardware and software	$40,659	$41,534
Computer equipment under capital lease	3,291	3,292
Equipment, furniture and fixtures	7,601	16,389

	51,551	61,215
Less accumulated depreciation and amortization	(41,968)	(45,029)

	$9,583	$16,186

WESTAFF, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The November 1, 2008 balances exclude assets held for sale. See Note 5. Included in computer hardware and software at November 3, 2007 is construction in process for information management systems of $6.0 million related to our billing and temporary payroll system which was placed in service and commenced depreciation in the first quarter of fiscal 2008.

Depreciation and amortization expense from continuing operations was $5.2 million and $3.1 million for fiscal years 2008 and 2007, respectively. Amortization of capital leased equipment included in depreciation expense was $491,000 for fiscal 2008 and $417,000 for fiscal 2007.

Goodwill and intangible assets

The Company follows the provision of Statement of Financial Accounting Standards (SFAS) No. 142 “Goodwill and Other Intangible Assets.” SFAS No. 142 provides that goodwill and other intangible assets with indefinite lives are evaluated for impairment at a reporting unit level by applying a fair value based test. The primary other identifiable intangible assets of the Company with indefinite lives are reacquired franchise rights. The Company determined its reporting units as its operating segments under SFAS No. 131 “Disclosures about Segments of an Enterprise and Related Information”.

The first step in the impairment test compares the fair value of a reporting unit with its carrying value, including goodwill. If the carrying value of a reporting unit exceeds its fair value, the second step of the goodwill impairment is performed to determine the amount of any impairment loss by comparing the implied fair value of the reporting unit’s goodwill with the respective carrying value.

During the third quarter of fiscal 2008 the Company determined that there were impairment indicators present and performed an impairment evaluation. This resulted in the full impairment of the Domestic Business Services goodwill of $11.4 million and the impairment of the indefinite life intangible assets of $0.2 million. In the fourth quarter of fiscal 2008, the Company impaired its Australia goodwill by $0.2 million. See Note 6. No impairment was identified during fiscal 2007.

Long-lived assets

The Company accounts for its long-lived assets in accordance with SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets.” The Company’s primary long-lived assets are property and equipment. SFAS No. 144 requires a company to assess the recoverability of its long-lived assets whenever events and circumstances indicate the carrying value of an asset or asset group may not be recoverable from estimated future cash flows expected to result from its use and eventual disposition. Additionally, the standard requires expected future operating losses from discontinued operations to be displayed in discontinued operations in the period(s) in which the losses are incurred, rather than as of the measurement date. No impairment charges were recorded in fiscal years 2008 and 2007 related to the Company’s property and equipment.

Workers’ compensation

Domestically, the Company is responsible for and pays workers’ compensation costs for its temporary and regular employees and is self-insured for the deductible amount related to workers’ compensation claims to a limit of $750,000 per claim for policy year 2008 and $500,000 for policy year 2007. The Company accrues the estimated costs of workers’ compensation claims based upon the expected loss rates within the various temporary employment categories provided by the Company. At least annually, the Company obtains an independent actuarial valuation of the estimated costs of claims reported but not settled, and claims incurred but not reported,

WESTAFF, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

and may adjust the accruals based on the results of the valuations. As of November 1, 2008 and November 3, 2007 the workers’ compensation liability estimates were $23.3 million and $25.9 million, respectively, of which $15.3 million at November 1, 2008 and $16.0 million at November 3, 2007 are included in other long-term liabilities on each of the respective balance sheets for obligations that are not expected to be paid in the following fiscal year.

Periodically, the terms of the agreement with our workers’ compensation insurance carrier are renegotiated. The insurance carrier requires the Company to collateralize its recorded obligations under the workers’ compensation insurance contracts with Travelers Indemnity Company through the use of irrevocable letters of credit, surety bonds or cash. As of November 1, 2008, the Company had $27.3 million of letters of credit and had paid $1.0 million in cash securing its domestic workers’ compensation obligations. The Company has extended the coverage through April 1, 2009 and will pay $0.3 million in cash collateral. The carrier was notified on January 28, 2009 that the letters of credit issued in favor of the carrier that expire on February 28, 2009 would not be renewed. There is no assurance that the letters of credit will be further renewed or extended. The Company also maintains a certificate of deposit in the amount of $0.6 to secure its obligation in the state of Washington.

Recruiting promotion and advertising costs

The Company expenses recruiting promotion and advertising costs as incurred or when the related campaign commences. The Company spent $1.5 million and $2.9 million on advertising and promotion during fiscal years 2008 and 2007, respectively.

Income taxes

The Company records income taxes in accordance with SFAS 109 “Accounting for Income Taxes” which requires an asset and liability approach. This approach results in the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in the Company’s financial statements or tax returns. A valuation allowance is established when it is more likely than not that a deferred tax asset is not realizable in the foreseeable future. In estimating future tax consequences, the Company generally considers all expected future events other than enactments of changes in the tax law or rates.

Accounting for stock-based compensation

In December 2004, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 123 (revised 2004) “Share-Based Payment” (SFAS 123(R)). The statement establishes standards for accounting for share-based payment transactions. Share-based payment transactions are those in which an entity exchanges its equity instruments for goods or services or in which an entity incurs liabilities in exchange for goods or services that are based on the fair value of the entity’s equity instruments or that may be settled by the issuance of those equity instruments. SFAS 123(R) covers a wide range of share-based compensation arrangements including share options, restricted share plans, performance-based awards, share appreciation rights and employee share purchase plans. SFAS 123(R) requires a public entity to measure the cost of employee services received in exchange for an award of equity instruments based on the fair value of the award on the grant date (with limited exceptions). That cost will be recognized in the entity’s financial statements over the period during which the employee is required to provide services in exchange for the award.

The Company adopted SFAS 123(R) at the beginning of fiscal 2006 utilizing the modified prospective method, which does not require restatement of prior periods. The modified prospective method requires that compensation expense be recorded for all unvested stock options and restricted stock awards over the requisite

WESTAFF, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

service period (generally the vesting schedule). Prior to fiscal 2006, the Company measured compensation cost for employee stock options and similar equity instruments using the intrinsic value-based method of accounting prescribed by APB 25.

Recent accounting pronouncements

In July 2006, the Financial Accounting Standards Board (“FASB”) issued Financial Interpretation Number (FIN) 48, “Accounting for Income Tax Uncertainties.” FIN 48 defines the threshold for recognizing the benefits of tax return positions in the financial statements as “more-likely-than-not” to be sustained by the taxing authority. FIN 48 provides guidance on the recognition, measurement and classification of income tax uncertainties, along with any related interest and penalties. FIN 48 includes guidance concerning accounting for income tax uncertainties in interim periods and increases the level of disclosures associated with any recorded income tax uncertainties. Any differences between the amounts recognized in the statements of financial position prior to the adoption of FIN 48 and the amounts reported after adoption are accounted for as a cumulative-effect adjustment recorded to the beginning balance of retained earnings. The Company adopted FIN 48 during the first quarter of fiscal 2008. See Note 2.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements.” SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosures about fair value measurements. SFAS No. 157 applies under other accounting pronouncements that require or permit fair value measurements, the FASB having previously concluded in those accounting pronouncements that fair value is the relevant measurement attribute. Accordingly, SFAS No. 157 does not require any new fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. In February 2008, the FASB agreed to a one-year deferral for the implementation of SFAS No. 157 for non-financial assets and liabilities to fiscal years beginning after November 15, 2008. The Company is currently evaluating the impact, if any, that the adoption of SFAS No. 157 will have on its operating results and financial condition.

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities.” SFAS No. 159 permits companies to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. The objective is to improve financial reporting by providing companies with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. SFAS No. 159 is effective for fiscal years beginning after November 15, 2007. Companies are not allowed to adopt SFAS No. 159 on a retrospective basis unless they choose early adoption. The Company is evaluating the impact, if any, the adoption of SFAS No. 159 will have on its operating results and financial condition.

In December 2007, the FASB issued SFAS No. 160, “Non-controlling Interests in Consolidated Financial Statements” (an Amendment of ARB 51). SFAS 160 amends ARB 51 to establish accounting and reporting standards for the non-controlling interest in a subsidiary and for the deconsolidation of a subsidiary. The statement requires consolidated net income to be reported at amounts that include the amounts attributable to both the parent and the non-controlling interest. It also requires disclosure on the face of the consolidated statement of operations, of the amounts of consolidated net income (loss) attributable to the parent and to the non-controlling interest. In addition this statement establishes a single method of accounting for changes in a parent’s ownership interest in a subsidiary that do not result in deconsolidation and requires that a parent recognize a gain or loss in net income when a subsidiary is deconsolidated. SFAS 160 becomes effective for fiscal periods beginning after December 15, 2008. The Company is currently evaluating the impact of SFAS 160.

WESTAFF, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

5. Assets Held for Sale and Results of Discontinued Operations

In March 2008, the Company sold its former United Kingdom operations and related subsidiary to Fortis Recruitment Group Limited, a recruiting and staffing company headquartered in England, for cash payments of $6.3 million, net of transaction costs of $0.2 million. In the second quarter of fiscal 2008 the Company recorded a pre-tax gain of $2.0 million ($1.2 million net of tax). During the third quarter of fiscal year 2008, the Company reduced the gain on the sale by about $0.3 million ($0.2 million net of tax) as a result of an amendment to the original sales agreement to forgive Fortis Recruitment Group Limited of various payables and royalties due to Westaff in lieu of agreeing to any working capital adjustments. During the fourth quarter of fiscal year 2008, the Company further updated its gain calculation which still resulted in a pre-tax gain of $1.7 million but was $0.4 million net of tax. The reason for the change is that during the fourth quarter of fiscal 2008 the Company entered into an agreement to dispose of its two remaining foreign subsidiaries and it does not have any immediate plans to generate foreign source income in the foreseeable future. As a result, the Company determined it will likely not take the foreign tax credit in its income tax return for fiscal 2008 but rather will deduct the related foreign tax expenses in computing taxable income. In accordance with FASB Statement No. 144, the Company has reflected the results of the United Kingdom operations as discontinued operations for all years presented on the consolidated statements of operations.

On September 27, 2008, the Company entered into a definitive agreement to sell its Australia and New Zealand subsidiaries to Humanis Blue Pty Ltd, an Australian company. The sale was completed on November 10, 2008. See Note 19. In accordance with FASB Statement No. 144, the Company reclassified the consolidated balance sheets as of November 1, 2008 to show the assets and liabilities of these subsidiaries as held for sale. The Company also reclassified the consolidated statements of operations for all years presented to show the results of these reportable operating segments as discontinued operations.

Summarized financial data on discontinued operations is as follows:

	Fiscal Year Ended
	November 1, 2008	November 3, 2007
	(In thousands)
Revenue	$126,109	$148,894
Operating income from discontinued operations	855	2,790
Less: Income taxes and net interest expense	473	417

Income from discontinued operations, net of tax	382	2,373
Gain on sale, net of taxes of $1,312	370	—

Total income from discontinued operations, net of tax	$752	$2,373

WESTAFF, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

	November 1, 2008	November 3, 2007(1)
Cash and cash equivalents	$4,040	$3,164
Trade accounts receivable, net	9,176	22,799
Prepaid expenses	291	1,226
Property and equipment, net	666	2,007
Other assets	1,284	2,052

Assets of discontinued operations	$15,457	$31,248

Notes payable	4,578	$5,241
Accounts payable	208	372
Accrued payroll and expenses	2,873	6,516
Other liabilities	1,422	4,668

Liabilities of discontinued operations	$9,081	$16,797

(1)	These balances have not been reclassified as Held for Sale on the November 3, 2007 balance sheet.

6. Goodwill and Intangibles

The Company’s goodwill represents the excess of the cost of businesses acquired over the fair value of the net assets acquired at the date of acquisition. The primary other identifiable intangible assets of the Company with indefinite lives are reacquired franchise rights. These assets are not amortized but rather tested for impairment at least annually by applying a fair-value based test in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 142, “Goodwill and Other Intangible Assets” and SFAS No. 144 “Accounting for the Impairment or Disposal of Long-Lived Assets”. This test is generally performed by the Company during its fourth fiscal quarter or more frequently if the Company believes impairment indicators are present. The Company determined its reporting units to be the same as its operating segments under SFAS 131 “Disclosures about Segments of an Enterprise and Related Information”. See Note 17.

During the Company’s second quarter of fiscal 2008, several factors led management to consider whether its goodwill and other intangibles might be impaired. These factors included three possible indicators of impairment, including: a) a decline in the market capitalization of the company to a level below the book carrying value of its equity; 2) the sale of its U.K. subsidiary below the fair value as determined at September 1, 2007; and 3) unexpected revenue declines for its U.S. domestic reporting unit through the end of its second fiscal quarter. As a result of these conditions, the Company performed the first step in the impairment test required by SFAS 142 which compares the fair value of a reporting unit to its carrying value, including goodwill and intangibles and concluded that the fair value of its US Domestic Reporting Unit exceeded the carrying value and market capitalization which indicated that the Company’s goodwill was not impaired. Therefore the Company did not perform the second step of the impairment test and no impairment charge was recorded in the second quarter of fiscal 2008. In light of the continued decline in revenue and market capitalization for Westaff, the Company determined that an interim impairment test was again necessary during the third quarter of fiscal 2008.

Prior to performing Step 1 of the goodwill impairment testing process for a reporting unit under SFAS 142, if there is reason to believe that other non-goodwill related intangible assets may be impaired, these other intangible assets must first be tested for impairment under SFAS 142 or SFAS 144. Assets governed by SFAS 144 require a recoverability test whereby the gross undiscounted cash flows are determined specific to the asset. For non-goodwill related indefinite-lived assets, a fair value determination is made. If the carrying value of the asset exceeds the fair value, then impairment occurs. The carrying values of these assets are impaired as necessary to provide the appropriate carrying value for the goodwill impairment calculation.

WESTAFF, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Based on the impairment evaluation at the end of the third quarter 2008, it was determined that the indefinite life franchise right intangible was impaired by $171,000. Such an impairment charge was measured in accordance with SFAS 142 as the excess of the carrying value over the fair value of the asset.

After completing the intangible asset impairments, the Company compared the fair value of the US Domestic Business Services reporting unit to its carrying value and determined that the reporting unit was impaired. Upon completion of step two of the impairment test, the Company recorded a goodwill impairment of $11.4 million in relation to its U.S. Domestic Business Services reporting unit. The fair value of the Australia and New Zealand reporting units were greater than the net book value and accordingly, no second step was required. The Company’s impairment evaluations were performed by management. The evaluations for other goodwill and other intangible assets included reasonable and supportable assumptions and projections and were based on estimates of projected future cash flows.

Given the continued decline in revenues, the Company in the fourth quarter of fiscal 2008 again performed an impairment test under SFAS 142 for its indefinite life franchise right intangibles and Australia goodwill. As a result, goodwill of the Australia subsidiary was impaired by $0.2 million. No material impairment was recognized on the indefinite life franchise right intangibles.

The goodwill and intangible assets impairment charge is non-cash in nature and does not affect the Company’s liquidity, cash flows from operating activities, or debt covenants, or have any impact on future operations. No impairment was identified in 2007.

WESTAFF, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The following tables show the change to goodwill and intangible assets during fiscal 2007 and 2008:

	Gross goodwill and intangible assets				Accumulated Amortization	Effects of Foreign Currency	Reclass to Assets Held for Sale	Net Amount
	Year End October 28, 2006	2007 Additions	Impairments 2007	Year End November 3, 2007
	(In thousands)
Domestic Business Services amortized intangible assets — Non-compete agreements	$174	$3	$—	$177	$(140)	$—	$—	$37
Domestic Business Services indefinite life intangible assets — Franchise rights	3,370	288	—	3,658	—	—	—	3,658

Total intangible assets	3,544	291	—	3,835	(140)	—	—	3,695
Domestic Business Services goodwill	11,369	—	—	11,369	—	—	—	11,369
Australia goodwill	998	—	—	998	—	261	—	1,259

Total goodwill	12,367	—	—	12,367	—	261	—	12,628

Total goodwill and intangible assets	$15,911	$291	$—	$16,202	$(140)	$261	$—	$16,323

	Gross goodwill and intangible assets				Accumulated Amortization	Effects of Foreign Currency	Reclass to Assets Held for Sale	Net Amount
	Year End November 3, 2007	2008 Additions	Impairments 2008	Year End November 1, 2008
	(In thousands)
Domestic Business Services amortized intangible assets — Non-compete agreements	$177	$—	$—	$177	$(160)	$—	$—	$17
Domestic Business Services indefinite life intangible assets — Franchise rights	3,658	—	(171)	3,487	—	—	—	3,487

Total intangible assets	3,835	—	(171)	3,664	(160)	—	—	3,504
Domestic Business Services goodwill	11,369	—	(11,369)	—	—	—	—	—
Australia goodwill	1,259	—	(186)	1,073	—	(437)	(636)	—

Total goodwill	12,628	—	(11,555)	1,073	—	(437)	(636)	—

Total goodwill and intangible assets	$16,463	$—	$(11,726)	$4,737	$(160)	$(437)	$(636)	$3,504

Total estimated amortization expense for fiscal year 2009 is $17,000.

WESTAFF, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

7. Credit Agreements

On February 14, 2008, the Company (through its wholly-owned subsidiary Westaff (USA), Inc.) entered into a financing agreement with U.S. Bank National Association (“U.S. Bank”), as agent, and the lenders thereto, which provides for a five-year revolving credit facility that previously provided for an aggregate commitment of up to $50.0 million, including a letter of credit sub-limit of $35.0 million (the “Financing Agreement”). Borrowings under the Financing Agreement bear interest, at the Company’s election, at either U.S. Bank’s prime rate or at LIBOR plus an applicable LIBOR rate margin ranging from 1.25% to 2.00%. The Financing Agreement provides that a default rate would apply on all loan obligations in the event of default under the Financing Agreement and related documents, at a rate per annum of 2.0% above the applicable interest rate. Interest is payable on a monthly basis. The Company has $27.3 million of letters of credit supporting workers’ compensation obligations outstanding under the U.S. Bank Credit facility at November 1, 2008, but no cash borrowings.

On May 23, 2008, the Company received a notice of default from U.S. Bank National Association (“U.S. Bank”) (as agent for itself and Wells Fargo Bank, National Association (“Wells Fargo”), as lenders, stating that (1) an Event of Default (as defined in the Financing Agreement) had occurred due to the Company’s failure to achieve a minimum required Fixed Charge Coverage Ratio (as defined in the Financing Agreement) for the fiscal period ended April 19, 2008; and (2) as a result of the Event of Default, effective May 21, 2008, U.S. Bank increased the rate of interest to the default rate of interest on the borrowings outstanding under the Financing Agreement.

On July 31, 2008, the Company entered into a Forbearance Agreement with U.S. Bank and the lenders. Pursuant to the terms of the Forbearance Agreement, (i) the lenders agreed to forbear from exercising any of their default rights and remedies in response to the occurrence and continuance of the Event of Default commencing on the date of the Forbearance Agreement and ending on August 26, 2008, (ii) the Company agreed to a reduction in the aggregate amount of the commitments under the Financing Agreement from $50.0 million to $33.0 million effective as of June 23, 2008, and (iii) U.S. Bank agreed to maintain a reserve against the revolving credit availability to cover the Company’s payroll and payroll tax obligations.

On August 26, 2008, the Company entered into an Amended and Restated Forbearance Agreement with U.S. Bank and the lenders, and the lenders agreed to forbear from exercising any of their default rights and remedies through September 30, 2008 so long as no additional Events of Default occur. In addition, pursuant to the terms of the Amended and Restated Forbearance Agreement, (i) the parties agreed that U.S. Bank and the lenders shall continue to maintain a reserve against the revolving credit availability to cover the Company’s payroll and payroll tax obligations, (ii) the Company agreed to continue to use its best efforts to have one of its undrawn letters of credit in the face amount of $27.0 million returned in exchange for cash collateral security, (iii) the Company agreed to pay to U.S. Bank and the lenders a one-time forbearance fee in the aggregate amount of $25,000. The interest rates applicable to the loans made pursuant to the Financing Agreement will continue at the default rate through September 30, 2008.

On September 30, 2008, the Company entered into a Second Amended and Restated Forbearance Agreement with U.S. Bank and the lenders, and the lenders agreed to forbear from exercising any of their default rights and remedies through November 21, 2008, so long as no additional Events of Default occur. In addition, pursuant to the terms of the Second Amended and Restated Forbearance Agreement, (i) the parties agreed to amend the Financing Agreement to add a minimum EBITDA financial covenant in respect of the next five 4-week fiscal periods, (ii) the parties agreed that U.S. Bank and the lenders shall continue to maintain a reserve against the revolving credit availability to cover the Company’s payroll and payroll tax obligations, (iii) the Company agreed to continue to use its best efforts to have one of its undrawn letters of credit in the face amount

WESTAFF, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

of $27.0 million returned in exchange for cash collateral security, (iv) the Company agreed to comply with certain additional covenants relating to the pending sale of its shares in Westaff (Australia) Pty Limited and Westaff NZ Limited, dated as of September 27, 2008; (v) the Company agreed to provide U.S. Bank and the lenders with evidence that it has renewed its existing workers’ compensation insurance policy or obtained a replacement, and (vi) the Company agreed to pay to U.S. Bank and the lenders a one-time forbearance fee in the aggregate amount of $25,000. The interest rates applicable to the loans made pursuant to the Financing Agreement will continue at the default rate through November 21, 2008.

On November 20, 2008, the Company entered into a First Amendment to the Second Amended and Restated Forbearance Agreement with U.S. Bank and the lenders, and the lenders agreed to forbear from exercising any of their default rights and remedies through December 5, 2008, so long as no additional Events of Default occur. The Company consented to the revision of certain additional covenants relating to the sale of its shares in Westaff (Australia) Pty Limited and Westaff NZ Limited, completed as of November 10, 2008. The interest rates applicable to the loans made pursuant to the Financing Agreement will continue at the default rate through December 5, 2008.

On December 3, 2008, the Company entered into a Second Amendment to the Second Amended and Restated Forbearance Agreement with U.S. Bank and the lenders, and the lenders agreed to forbear from exercising any of their default rights and remedies through December 19, 2008, so long as no additional Events of Default occur. The interest rates applicable to the loans made pursuant to the Financing Agreement will continue at the default rate through December 19, 2008.

The Company is currently in discussions with U.S. Bank in order to seek a waiver or continued forbearance in respect of the Event of Default. There can be no assurance that the Company will be able to obtain a waiver or continued forbearance or that such a waiver or continued forbearance would be on terms acceptable to the Company. If the Company is unable to obtain a waiver or continued forbearance and the lenders elect to pursue remedies under the Financing Agreement, such as limiting or terminating the Company’s right to borrow under the Financing Agreement or electing not to renew letters of credit, it would have a material adverse effect on the Company’s business, financial condition, results of operations, cash flows and ability to continue our operations as a going concern. Under these circumstances, and unless the pending merger with Koosharem is completed, we may be required to seek alternative transactions, raise additional capital and/or consider filing for bankruptcy protection.

On August 25, 2008, the Company secured a $3.0 million subordinated loan facility with its principal stockholder, Delstaff, LLC. This facility may be used by the Company for working capital and general business purposes during the term of the facility. The unpaid principal balance under the Subordinated Loan bears interest at an annual rate of twenty percent (20%). Interest is payable-in-kind and accrues monthly in arrears on the first day of each month as an increase in the principal amount of the Subordinated Loan. A default rate applies on all obligations under the Subordinated Loan Agreement from and after the Maturity Date (August 15, 2009) and also during the existence of an Event of Default (as defined in the Subordinated Loan Agreement) at an annual rate of ten percent (10%) also payable-in-kind over the then-existing applicable interest rate. If principal is not repaid on the Maturity Date, an additional 5% of outstanding principal must be paid along with the default rate interest. The obligations under the Subordinated Loan Agreement are secured by a security interest in substantially all of the existing and future assets (the “Subordinated Collateral”) of the Company. The lien granted to the Subordinated Lender in the Subordinated Collateral is subordinated to the lien in that same collateral granted to U.S. Bank. Borrowings in excess of $1.0 million require the Subordinated Lender approval. The Subordinated Loan may be prepaid without penalty, subject to approval by U.S. Bank and the terms of an Intercreditor Agreement. Under certain circumstances, the Company must prepay all or a portion of any amounts outstanding

WESTAFF, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

under the Subordinated Loan Agreement, subject to the terms of the Intercreditor Agreement. The outstanding loan balance at November 1, 2008 was $2.2 million, which includes a $0.2 million facility fee that was added to the loan balance upon receipt of the initial advance. Accrued and unpaid interest on this note at November 1, 2008 was $40,000. Subsequent to year end on each date, January 7, 2009 and January 29, 2009, the Company was advanced an additional $500,000 from Delstaff, LLC for a total of $1.0 million. See Note 19.

The Company’s former Australian subsidiary maintains an A$12 million Australian dollar facility agreement (the “A$ Facility Agreement”) with GE Capital, as primary agent, set to expire in May 2009. The A$ Facility Agreement includes a letter of credit sub-facility. The outstanding balance on the Australia Facility Agreement at November 1, 2008 was $4.6 million at 8.17% rate per annum. The debt has been classified as current liabilities held for sale in the consolidated balance sheet as of November 1, 2008 due to the agreement to sell the Australia subsidiary which was entered into as of September 27, 2008. In connection with the agreement, the GE Capital debt was paid in full subsequent to year end.

The Company has an unsecured subordinated promissory note in an amount of $2.0 million, dated May 17, 2002 and payable to the former Chairman of the Board of Directors. The note, matured on August 18, 2007, is now past due and has an interest rate equal to an indexed rate as calculated under the Company’s credit facilities plus seven percent, compounded monthly and payable 60 calendar days after the end of each of the Company’s fiscal quarters. The effective interest rate on November 1, 2008 was 11.0%. Payment of interest is contingent on the Company meeting minimum availability requirements under its credit facilities. Additionally, payments of principal or interest are prohibited in the event of any default under the credit facilities. U.S. Bank, which is the agent and a lender under our primary credit facility, has exercised its right to prohibit repayment of the note. Accrued and unpaid interest on this note at November 1, 2008 was $0.4 million and is included in accrued expenses in the Company’s consolidated balance sheets.

8. Accrued Expenses

Accrued expenses consist of the following:

	November 1, 2008	November 3, 2007
	(In thousands)
Accrued payroll and payroll taxes	$7,030	$16,356
Checks outstanding in excess of book cash balances	2,949	4,753
Accrued insurance and general liability	2,085	3,151
Taxes other than income taxes	242	4,120
Franchise commissions payable	831	1,599
Restructuring accrual (Note 14)	300	1,146
Other	3,062	3,022

	$16,499	$34,147

9. Income Taxes

In the second quarter of fiscal 2008 the Company established a valuation allowance of $23.2 million on all of the deferred tax assets except for $0.8 million related to the estimated federal and Australian net operating loss because it believed these assets were more likely than not of being realized in fiscal 2008. During the third quarter of fiscal 2008, the federal net operating loss was carried back for a cash refund of $0.5 million and

WESTAFF, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

reinstatement tax credits of $0.3 million. The foreign deferred tax assets relate to net operating losses in jurisdictions which had not experienced cumulative losses in recent periods. However, since the Australia subsidiary was sold as of November 10, 2008 all of the Company’s remaining net deferred tax assets were offset with a valuation allowance of $29.9 million at November 1, 2008 as it is more likely than not that all of the deferred tax assets will not be realizable in the foreseeable future. For the year ended November 1, 2008, the Company had an income tax provision from continuing operations of approximately $19.8 million on a pre-tax loss from continuing operations of $27.2 million, which represents an effective tax rate of -72.8%. The tax provision was primarily generated from the establishment of a valuation allowance in fiscal year 2008.

The provision (benefit) for income taxes from continuing operations consists of the following:

	Fiscal Year Ended
	November 1, 2008	November 3, 2007
	(In thousands)
Current:
Federal	$(490)	$308
State and local	70	238
Foreign	75	206

Total current provision	(345)	752

Deferred:
Federal	17,238	(4,204)
State and local	2,931	(257)
Foreign	—	240

Total deferred provision	20,169	(4,221)

Total provision (benefit) for income taxes from continuing operations	$19,824	$(3,469)

A reconciliation of income taxes provided at the statutory federal rate of (35%) and income taxes reported in the Consolidated Statements of Operations is as follows:

	Fiscal Year Ended
	November 1, 2008	November 3, 2007
	(In thousands)
Income tax provision (benefit) computed at federal statutory rate (1)	$(9,033)	$(2,007)
State taxes net of federal benefit	(1,093)	(9)
Permanent differences	1,573	981
Tax credits	(1,745)	(2,538)
Goodwill impairment	340	—
Valuation allowances	29,852	—
Prior year tax return to provision true-up	(240)	(92)
Withholding taxes	75	206
Other	95	(10)

Income tax provision (benefit)	$19,824	$(3,469)

(1)	The income tax provision is based on income that includes intercompany royalties and interest.

WESTAFF, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The approximate tax effect of temporary differences and carryforwards that give rise to deferred tax balances are as follows:

	Fiscal Year Ended
	November 1, 2008	November 3, 2007
	(In thousands)
Workers’ compensation	$9,714	$10,633
Tax credits	9,414	6,977
Federal, state and foreign net operating loss carryforwards	6,506	2,075
Accumulated depreciation and amortization	4,153	1,443
Sales of property	306	882
Accruals relating to discontinued operations	—	9
Other liabilities and accruals	(241)	(255)

Gross deferred tax assets	29,852	21,764
Less: Valuation allowance	(29,852)	—

Net deferred tax asset	$—	$21,764

At November 1, 2008, the Parent had no cumulative undistributed earnings from foreign subsidiaries as these amounts are at a deficit balance. The Company sold its remaining foreign operations on November 10, 2008. Income taxes have not been provided on the undistributed earnings because the Company has deemed the earnings of its foreign subsidiaries as permanently reinvested. These earnings could become subject to additional tax if they were remitted as dividends, or if foreign earnings were lent to the Company. However, to the extent that these earnings were previously taxed in foreign jurisdictions, the Company anticipates the resulting tax amount would qualify for a domestic tax credit.

The Company’s deferred tax assets resulting from net operating loss carryforwards expire at varying future dates, with $17,000 expiring during fiscal 2009, $13,000 expiring during fiscal 2010, and $6.4 million expiring through fiscal 2028. The Company’s deferred tax assets resulting from Work Opportunity Tax Credits and foreign tax credit carryforwards in the amount of $9.4 million expire through 2028.

As a result of the implementation of FIN 48, the Company made a comprehensive review of its portfolio of uncertain tax positions in accordance with recognition standards established by FIN 48. The Company performed evaluations for the tax years ended 2007, 2006, 2005 and 2004, which are subject to examination by tax authorities, as well as the tax positions presented in the current year financial statements. During the current year the Company determined it had $869,000 of uncertain tax positions. Of this amount, $309,000 was recorded as a liability in its financial statements as of November 1, 2008.

The following table summarizes the activity related to the Company’s unrecognized tax benefits (amounts in thousands) during the current year:

Total
Balance at November 3, 2007	$—
Gross increases related to prior year tax positions	—
Gross decreases related to prior year tax positions	—
Gross increases related to current year tax positions	869
Settlements/Lapse in statute of limitation	—

Balance at November 1, 2008	$869

WESTAFF, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The Company does not anticipate any material changes in its liability for uncertain tax positions during the next 12 months.

If the Company’s positions are sustained by the taxing authority in favor of the Company, approximately $309,000 of uncertain tax position liabilities would favorably impact the Company’s effective tax rate. If the remaining $560,000 is recorded as a liability in the financial statements in future periods it too would favorably impact the Company’s effective tax rate if sustained upon audit.

Effective upon adoption of FIN 48, the Company adopted the method to recognize interest and penalties accrued related to unrecognized tax benefits and penalties within its provision for income taxes. The Company had no such interest and penalties accrued at November 1, 2008 as such amounts are immaterial.

The Company is currently subject to income tax examination in two states for the years 2004 to 2007. The Company is not currently subject to income tax examination in any other jurisdiction.

10. Leases

The Company leases real and personal property under operating leases with terms generally ranging from one to five years. Some of these leases have renewal options and contain provisions for escalation based on increases in certain costs incurred by the landlord and on Consumer Price Index adjustments. Rental expense from continuing operations, including month-to-month rentals, amounted to $2.8 million in fiscal 2008 and $4.7 million in fiscal 2007. The Company also receives rental income from subleases which expire on various dates. Sublease income was not material to the Company’s results of operations for any periods presented.

In fiscal 2003, the Company entered into a sale-leaseback transaction whereby the Company sold and leased back its administrative offices’ land and buildings. The lease, which is being accounted for as an operating lease, has a term of seven years. In connection with the lease agreement, the Company issued a $700,000 irrevocable standby letter of credit as a security deposit.

Future minimum lease payments for all non-cancelable operating leases at November 1, 2008 are as follows:

Minimum Lease Payments:	(In thousands)
2009	$2,321
2010	1,781
2011	1,055
2012	346
2013	6
Thereafter	—

Total Minimum Lease Payments	$5,509

The table above includes future minimum lease payments on restructured properties. See Note 14.

WESTAFF, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The following is a summary of future minimum payments under capitalized leases, primarily for information technology equipment, at November 1, 2008:

Minimum lease payments:	(In thousands)
Fiscal 2009	$649
Fiscal 2010	174

Total minimum lease payments	823
Less amount representing interest	(71)

Present value of net minimum lease payments	752
Less current portion of capital lease obligation	(587)

Long-term capital lease obligation	$165

11. (Loss) Earnings per Share

Basic (loss) earnings per share of common stock is computed as (loss) earnings divided by the weighted average number of common shares outstanding for the period. Diluted (loss) earnings per share of common stock is computed as (loss) earnings divided by the weighted average number of common shares and potentially dilutive common stock equivalents outstanding during the period. Diluted (loss) earnings per share reflects the potential dilution that could occur from common stock issuances as a result of stock option exercises. The following table sets forth the computation of basic and diluted (loss) earnings per share:

	Fiscal Year Ended
	November 1, 2008	November 3, 2007
	(In thousands, except per share amounts)
Loss from continuing operations	$(47,050)	$(4,307)
Income from discontinued operations, net of tax	752	2,373

Net loss	$(46,298)	$(1,934)

Denominator for basic earnings per share-
— weighted average shares	16,697	16,625
Effect of dilutive securities: stock options and awards	—	—

Denominator for diluted earnings per share — adjusted
weighted average shares and assumed conversions	16,697	16,625

(Loss) earnings per share from continuing operations
Basic	$(2.82)	$(0.26)
Diluted	(2.82)	(0.26)
Earnings per share from discontinued operations
Basic	$0.05	$0.14
Diluted	0.05	0.14
(Loss) earnings per share
Basic	$(2.77)	$(0.12)

Diluted	$(2.77)	$(0.12)

Antidilutive weighted shares excluded from diluted earnings per share	474	445

WESTAFF, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

12. Stockholder’s Equity

Treasury Stock From time to time, the Company has repurchased shares of its common stock on the open market and may do so in the future subject to limitations contained in our financing agreement with U.S. Bank.

Employee Stock Purchase Plan. In July 2006, the Board of Directors adopted and approved an amendment and restatement of the Company’s 1996 Employee Stock Purchase Plan to (i) bifurcate the Purchase Plan into the Company’s Employee Stock Purchase Plan and the Company’s International Employee Stock Purchase Plan, (together the “Purchase Plans”), (ii) extend the term of the Purchase plans to the last business day of January 2017, (iii) expand the actions that we can take in connection with a “Corporate Transaction” and (iv) modify the participating subsidiaries to these Purchase Plans to cover the employees of certain of our subsidiaries. In addition, effective for purchase periods commencing on and after August 1, 2006, the purchase price for shares purchased under the Purchase Plans will equal 90% of the lower of (i) the fair market value at the beginning of the purchase period or (ii) the fair market value on the last day of the purchase period. Additionally, on April 16, 2008, the Board of Directors approved an amendment and restatement of the Company’s 2006 Employee Stock Purchase Plan (the “ESPP”) to increase the number of shares of the Company’s Common Stock, $0.01 par value (“Common Stock”) available for purchase under the ESPP from 612,500 shares to 1,362,500 shares and expand the ability of the Board of Directors to amend the ESPP without stockholder approval. Under the Purchase Plans, eligible employees may authorize payroll deductions of up to 10% of eligible compensation for the purchase of the Company’s common stock during each semiannual purchase period. As of November 1, 2008, shares issued under the Purchase Plans totaled 663,457.

Restricted Stock Units. On May 30, 2008, the Company granted 90,000 restricted stock units to certain employees. Each grant entitles the recipient to convert units to shares of common stock subject to terms of the awards. The maximum units to be awarded, if all performance conditions are met, are 135,000 units. The restricted stock units will vest, if all conditions are met, 50% on October 30, 2010 and 50% on October 29, 2011. Besides the condition that the recipient must complete a period of continuous service to the Company through and including the vest dates, there is a performance condition and a market condition, both of which must be met. First, for each of three fiscal years, beginning with fiscal 2008, the company must meet an EBITDA target and second, the company’s stock price must meet certain requirements as compared to a designated “peer” group’s average stock price. As of November 1, 2008, the achievement of performance based criteria is not probable; therefore no compensation expense has been recognized.

Stock Based Compensation. The Company’s 1996 Stock Option/Stock Issuance Plan terminated in April 2006. As of November 1, 2008, 56,500 shares remained outstanding under the plan. In April 2006, the stockholders approved the 2006 Stock Incentive Plan. The 2006 Stock Incentive Plan provides for the granting of incentive and non-qualified stock options, restricted stock awards and stock appreciation rights. Incentive stock options may be granted at a price not less than 100% of the fair market value of the Company’s common stock at the date of grant. Although non-qualified options may be granted at a price not less than 85% of the fair market value of the Company’s common stock at the date of grant, the Company has historically issued option grants with exercise prices equal to fair market value on the date of grant. The options’ vesting schedules vary subject to the participant’s period of future service or to the Company’s or the option holder’s attainment of designated performance goals, or otherwise at the discretion of the Board of Directors. Standard vesting is over four years with 25% of the options vesting upon completion of one year of service from the vesting commencement date, and the remaining options vesting in 36 equal monthly installments. No option may have a term in excess of 10 years. As of November 1, 2008 there were 1.5 million shares available for issuance under this plan and 527,500 options or stock appreciation rights were outstanding under this plan.

WESTAFF, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

In April 2005, the Company granted 20,000 restricted shares of its common stock to its former President and Chief Executive Officer under the 1996 Stock Option/Stock Issuance Plan. The original terms of the grant provided that 5,000 shares were to vest at the end of each of the Company’s fiscal years 2006 and 2007 provided certain performance criteria were met, with the remainder vesting in fiscal 2008. The terms of the grant for 2006 were not met for fiscal 2006 and were originally deferred to fiscal 2008. In May, 2007 as part of the shareholder transaction the restrictions associated with the 20,000 shares granted to the former President and Chief Executive Officer were lifted and the 20,000 shares were issued. The Company also accelerated the vesting of all outstanding options to the former President and Chief Executive Officer which were exercised in the fourth quarter of fiscal 2007, resulting in expense of $373,000 recorded as restructuring expense in fiscal 2007.

The following table summarizes the stock option transactions under the Company’s plan:

	November 1, 2008		November 3, 2007
	Shares	Weighted average exercise price	Shares	Weighted average exercise price
	(In thousands, except for exercise prices)
Options outstanding, beginning of year	445	$4.23	417	$3.39
Granted at market value	333	1.28	366	4.37
Exercised	—	—	(314)	3.19
Cancelled	(194)	4.40	(24)	5.42

Options outstanding, end of year	584	$2.47	445	$4.23

Options exercisable, end of year	121	$3.83	89	$3.64

Options available for grant, end of year	973		1,144

Total options authorized	1,557		1,589

Weighted average fair value of options granted during the year:		$0.70		$2.70

Adoption of SFAS 123(R)

Effective with the beginning of the first quarter of fiscal 2006, the Company adopted Statement of Financial Accounting Standards No. 123 (revised 2004) Share-Based Payment (“SFAS 123(R)”) using the modified prospective method of adoption. The modified prospective method requires that compensation expense be recorded for all unvested stock options and restricted stock awards over the requisite service period (generally the vesting schedule). Prior to fiscal 2006, the Company measured compensation cost for employee stock options and similar equity instruments using the intrinsic value-based method of accounting prescribed by APB 25.

The determination of the fair value of stock options, using the Black-Scholes model, is affected by the Company’s stock price as well as assumptions as to the Company’s expected stock price volatility over the term of the awards, actual and projected employee stock option exercise behavior, the risk-free interest rate, and expected dividends.

The Company has applied the provisions of SAB 107 and SAB 110 in electing the simplified method for determining the expected life of options granted subsequent to the date of the shareholder transaction in February 2007 when the Company’s former founder and Chairman of the Board sold all of his common stock in Westaff to DelStaff, LLC. The Company estimates the volatility of the common stock by using historical volatility over a

WESTAFF, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

period equal to the award’s expected term. The risk-free interest rates that are used in the valuation models are based upon yields of the U.S. Treasury constant maturities at the time of grant having a term that approximates the expected life of the options. Dividend yield is zero as the Company did not declare or pay dividends during fiscal years 2008 or 2007 and its current credit facilities prohibit payment of dividends. The Company does not currently have plans to declare dividends in future years.

SFAS 123(R) requires companies to estimate future expected forfeitures at the date of grant and revise those estimates in subsequent periods if actual forfeitures differ from those estimates. Prior to the adoption of SFAS 123(R), the Company had recognized the impact of forfeitures as they occurred.

Under SFAS 123(R), the Company uses historical data to estimate pre-vesting forfeiture rates in determining the amount of stock-based compensation expense to recognize. During the fiscal year 2008, the Company increased its forfeiture rate by analyzing historic forfeiture rates and reviewing outstanding unvested option grants which resulted in a decrease to stock-based compensation expense.

The fair value of each option is estimated on the date of grant using the Black-Scholes option-pricing model that uses the weighted average assumptions noted in the following table:

	Years Ended
	November 1, 2008	November 3, 2007
Expected life (years)	5	5
Risk-free interest rate	3.7%	4.6%
Volatility	61%	71%
Dividend yield	None	None

In a private transaction in February 2007, W. Robert Stover, Westaff’s founder and former Chairman of the Board of Directors, sold all of his common stock in Westaff, representing approximately 49.6% of the outstanding common stock to DelStaff, LLC, a Delaware limited liability company (“DelStaff”). Prior to the sale the Company used historical data to estimate the options’ expected term, which represented the period of time that options granted were expected to be outstanding. Subsequent to the sale, the Company accelerated the options of the former President and Chief Executive Officer who held 225,000 of the outstanding options at the beginning of the year. These options were exercised late in fiscal year 2007. An additional 93,000 options of the 417,000 outstanding at the beginning of the year were also exercised or cancelled. 337,500 of the 366,000 options granted in fiscal year 2007 were issued following the sale to DelStaff. These new options to selected employees typically have a seven year life while the options issued prior to the sale typically had a 10 year life.

There were no options exercised during the year ended November 1, 2008. The total intrinsic value of options exercised was $248,000 during the year ended November 3, 2007. The Company issues new shares upon the exercise of options.

WESTAFF, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The following table summarizes information about stock options outstanding or exercisable as of November 1, 2008:

	Options outstanding			Options exercisable
Range of exercise prices	Shares	Weighted average remaining contractual life	Weighted average exercise price	Shares	Weighted average exercise price
	(In thousands, except for years and exercise prices)
$0.85 - 0.85	13	$6.80	$0.85	—	$—
$1.05 - 1.05	250	6.65	1.05	—	—
$2.07 - 3.81	120	2.79	2.49	50	2.90
$4.02 - 4.05	56	6.11	4.02	19	4.03
$4.34 - 5.69	145	8.14	4.45	52	4.66

$0.85 - 5.69	584	$6.18	$2.47	121	$3.83

The stock options outstanding and stock options exercisable as of November 1, 2008 had no intrinsic value. The intrinsic value is calculated as the difference between the market value as of November 1, 2008 and the exercise price of the shares. The market value as of November 1, 2008 was $0.40 as reported by the NASDAQ Global Market System. As of November 1, 2008, total deferred compensation cost related to unvested stock options and awards not yet recognized is $381,000, which is expected to be recognized over a weighted-average remaining term of 3.3 years. There are no in-the-money options exercisable as of November 1, 2008.

During fiscal 2008, the Company recognized $175,000 in compensation expense related to options granted to employees and directors. Stock based compensation expense is included in selling and administrative expenses. During fiscal 2007, the Company recognized $602,000 in compensation expense related to option grants to employees and directors. $373,000 of the amount recognized in fiscal 2007 related to the acceleration of options granted to the former President and Chief Executive Officer and are included in restructuring expenses. The remaining balance of stock-based compensation expense in fiscal 2007 of $229,000 is included in selling and administration expense.

All stock-based compensation awards are amortized on a straight-line basis over the requisite service periods of the awards.

13. Savings Plans

The Company has a 401(k) savings plan for eligible domestic employees. Under the plan for fiscal year 2008 and fiscal year 2007, employees can elect to contribute up to 60% of their eligible annual compensation subject to statutory limits. The Company currently is not providing employer matching contributions. The non-qualified deferred savings plan for highly compensated employees was terminated effective October 7, 2008.

14. Company Restructuring

In the third quarter of fiscal 2007, the Company approved a restructuring plan to, among other things, reduce its workforce and consolidate facilities. Restructuring charges have been recorded to align the Company’s cost structure with changing market conditions and to create a more efficient organization. The Company’s restructuring charges have been comprised primarily of: (i) severance and termination benefit costs related to the reduction of our workforce; and (ii) lease termination costs and costs associated with permanently vacating certain facilities.

The Company accounted for each of these costs in accordance with FASB 146, “Accounting for Costs Associated with Exit or Disposal Activities.” In the third quarter of fiscal 2007, the Company started a series of

WESTAFF, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

changes to its operations that management believes will significantly reduce its costs. The Company terminated 86 positions at field and corporate offices and closed 26 branch offices. The customers served by these closed offices have been transferred to other offices within the proximity of the closed offices. The detail is as follows:

	Total	Employee reduction	Unrecoverable assets	Facilities
Accrual balance at October 28, 2006	$—	$—	$—	$—
Severence and termination payments	1,626	1,626	—	—
Non-cash severence and termination benefits	373	373	—	—
Rent expense under non-cancellable leases reduced by estimated sublease income	1,232	—	—	1,232
Unrecoverable assets	68	—	68	—

Total restructuring expense	3,299	1,999	68	1,232
Less: Amounts paid	(2,153)	(1,999)	(68)	(86)

Accrual balance at November 3, 2007	1,146	—	—	1,146
Less: Amounts paid	(762)	—	—	(762)
Restructuring benefit	(84)	—	—	(84)

Accrual balance at November 1, 2008	$300	$—	$—	$300

During the 2008 fiscal year, the Company successfully negotiated early termination agreements for nine locations and entered into a sublease for four locations, the effects of which resulted in a $0.1 million reduction in our estimated accrual. The Company is still responsible for lease payments on seven locations that have lease terms that extend to 2012 and is actively negotiating early terminations, where possible, and sublease opportunities to mitigate its obligation. The restructuring accrual, representing rent expense under non-cancellable leases has been reduced for any contractual subleases. The Company has not reduced the November 1, 2008 liability by any estimated future sublease income as the Company does not believe the remaining offices will be subleased. Our minimum lease commitments in Note 10 includes our commitments on these facilities.

15. Related Party Transactions

The Company has an unsecured subordinated promissory note in an amount of $2.0 million, dated May 17, 2002 and payable to the former Chairman of the Board of Directors. The note matured on August 18, 2007, is now past due and has an interest rate equal to an indexed rate as calculated under the Company’s credit facilities plus seven percent, compounded monthly and payable 60 calendar days after the end of each of the Company’s fiscal quarters. The effective interest rate on November 1, 2008 was 11.0%. Payment of interest is contingent on the Company meeting minimum availability requirements under its credit facilities. Additionally, payments of principal or interest are prohibited in the event of any default under the credit facilities. U.S. Bank, which is the agent and a lender under our primary credit facility, has exercised its right to prohibit repayment of the note. There were no interest payments on this note during fiscal 2008. Interest paid on this note during fiscal 2007 was $0.2 million. Accrued and unpaid interest on this note at November 1, 2008 was $0.4 million and is included in accrued expenses in the Company’s consolidated balance sheets.

On August 25, 2008, the Company secured a $3.0 million subordinated loan facility with its principal stockholder, Delstaff, LLC. This facility may be used by the Company for working capital and general business purposes during the term of the facility. The unpaid principal balance under the Subordinated Loan bears interest

WESTAFF, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

at an annual rate of twenty percent (20%). Interest is payable-in-kind and accrues monthly in arrears on the first day of each month as an increase in the principal amount of the Subordinated Loan. A default rate applies on all obligations under the Subordinated Loan Agreement from and after the Maturity Date (August 15, 2009) and also during the existence of an Event of Default (as defined in the Subordinated Loan Agreement) at an annual rate of ten percent (10%) also payable-in-kind over the then-existing applicable interest rate. If the principal is not repaid on the Maturity Date, an additional 5% of outstanding principal must be paid along with the default rate interest. The obligations under the Subordinated Loan Agreement are secured by a security interest in substantially all of the existing and future assets (the “Subordinated Collateral”) of the Company. The lien granted to the Subordinated Lender in the Subordinated Collateral is subordinated to the lien in that same collateral granted to U.S. Bank. Borrowings in excess of $1.0 million require the Subordinated Lender approval. The Subordinated Loan may be prepaid without penalty, subject to approval by U.S. Bank and the terms of an Intercreditor Agreement. Under certain circumstances, the Company must prepay all or a portion of any amounts outstanding under the Subordinated Loan Agreement, subject to the terms of the Intercreditor Agreement. The outstanding loan balance at November 1, 2008 was $2.2 million, which includes a $0.2 million facility fee that was added to the loan balance upon receipt of the initial advance. Accrued and unpaid interest on this note at November 1, 2008 was $40,000. There were no interest payments on this note during fiscal 2008. Subsequent to year end on January 7, 2009 and January 29, 2009, the Company was advanced an additional $500,000 from Delstaff, LLC for a total of $1.0 million. See Note 19.

16. Commitments and Contingencies

In the ordinary course of its business, the Company is periodically threatened with or named as a defendant in various lawsuits, including, among other, litigation brought by former franchisees or licensees, and administrative claims and lawsuits brought by employees or former employees. The Company insures itself to cover principal risks like workers’ compensation, general liability, automobile liability, property damage, alternative staffing errors and omissions, fiduciary liability and fidelity losses. Management believes there are no matters that will have a material adverse effect on the Company’s consolidated financial statements.

During the fourth quarter of fiscal 2005, we were notified by the California Employment Development Department (“EDD”) that our domestic operating subsidiaries unemployment tax rates would be increased retroactively for both calendar years 2005 and 2004. The total assessment by the EDD of additional unemployment taxes for both years, net of applied overpayments, is approximately $1.5 million including interest at applicable statutory rates. Management believes that it has properly calculated its unemployment insurance tax and is in compliance with all applicable laws and regulations. The Company has timely appealed the ruling by the EDD and is working with the outside counsel to resolve this matter. Additionally, management contends that the notification by the EDD of the 2004 assessment was not timely and holds the position that the assessment is procedurally invalid. Consequently, at November 1, 2008, the Company has no reserve for the 2004 assessment and has accrued the assessment for 2005 of $0.3 million, including interest and net of an applied overpayment. Although we believe that we have properly calculated our unemployment insurance tax and are in compliance with all applicable laws and regulations, there can be no assurances this will be settled in our favor. Management believes the Company is well positioned to defend against the un-accrued portion and the ultimate resolution of this matter will not have a material adverse effect on the Company’s consolidated financial statements.

17. Operating Segments

The Company has four reportable segments; however, only its domestic subsidiary is currently in our results of continuing operations. On March 31, 2008, the Company sold its former United Kingdom operations and

WESTAFF, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

related subsidiary. On September 27, 2008, the Company entered into a definitive agreement to sell its Australia and New Zealand subsidiaries. The sale was completed on November 10, 2008. In accordance with SFAS 144, assuming no significant continuing involvement, a component of an entity that has been disposed of or held for sale is considered a discontinued operation. Accordingly, the Company has reflected the results of these subsidiaries as discontinued operations in the consolidated statement of operations for all years presented. See Note 5.

Prior to the sale of the subsidiaries, the Company’s four reportable segments included Domestic Business Services, United Kingdom, Australia and New Zealand. Domestic Business Services provides a variety of temporary staffing and permanent placement services, primarily in clerical and light industrial positions, through a network of Company-owned and franchise agent offices. The segment consists of four geographically diverse company regions under the direction of regional vice presidents and one combined franchise region, which together comprise a single reportable operating segment as such term is defined under SFAS No. 131, “Disclosures about Segments of an Enterprise and Related Information.” Revenue from the Domestic Business Services operating segment is derived wholly from the United States and its territories. The international operating segments were comprised of Company-owned offices, primarily providing clerical and light industrial temporary staffing and permanent placement services. Prior to the sale of those subsidiaries, the Company employed a managing director who oversaw operations in the United Kingdom, Australia and New Zealand. Revenue is attributed to each country based on the location of the respective country’s principal offices.

The Company evaluates the performance of and allocates resources to the reportable segments based on operating income. The accounting policies of the segments are the same as those described in Note 4. Certain operating expenses of the Company’s corporate headquarters, which are included in the Domestic Business Services, are charged to the international entities in the form of royalties. Domestic assets relating to the generation of the royalties, primarily property, plant and equipment, have not been allocated due to impracticality and are not considered material for purposes of assessing performance and making operating decisions.

The following summarizes reporting segment data for Domestic Business Services and the Discontinued Operations:

	Fiscal Year Ended November 1, 2008
	Domestic Business Svcs	Discontinued Operations	Adjustments (1)	Total
	(In thousands)
Revenue	$324,495	$126,109		$450,604
Restructuring expenses	$(84)	$—		$(84)
Operating income (loss) (2)	$(24,901)	$855		$(24,046)
Depreciation and amortization	$5,212	$598		$5,810
Purchases of fixed assets	$389	$239		$628
Total long-lived assets	$13,087	$1,301		$14,388
Total assets	$61,819	$15,772	$(2,600)	$74,991

WESTAFF, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

	Fiscal Year Ended November 3, 2007
	Domestic Business Svcs	Discontinued Operations	Adjustments (1)	Total
	(In thousands)
Revenue	$439,822	$148,894		$588,716
Restructuring expenses	$3,111	$188		$3,299
Operating income (loss) (2)	$(5,500)	$2,790		$(2,710)
Depreciation and amortization	$3,149	$805		$3,954
Purchases of fixed assets	$3,343	$750		$4,093
Total long-lived assets	$29,245	$3,264		$32,509
Total assets	$116,543	$31,564	$(6,815)	$141,292

(1)	Adjustments reflect assets related to discontinued operations and elimination of domestic investments in international subsidiaries.
(2)	Includes elimination of intercompany royalties and interest.

WESTAFF, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

18. Quarterly Financial Information (Unaudited)

The following is a summary of the unaudited quarterly financial information for the fiscal years ended November 1, 2008 and November 3, 2007.

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
	(In thousands, except per share amounts)
Fiscal year ended November 1, 2008 (1)(2)
Revenue	$81,048	$75,245	$71,894	$96,308
Gross profit	$14,532	$12,729	$12,696	$18,698
Loss from continuing operations (3)	$(2,065)	$(25,979)	$(15,283)	$(3,723)
Total discontinued operations, net of income tax (3)	$170	$766	$210	$(394)
Net loss	$(1,895)	$(25,213)	$(15,073)	$(4,117)

Basic and diluted earnings (loss) per share:
Loss from continuing operations	$(0.12)	$(1.56)	$(0.92)	$(0.22)

Discontinued operations	$0.01	$0.05	$0.02	$(0.03)

Net loss	$(0.11)	$(1.51)	$(0.90)	$(0.25)

Fiscal year ended November 3, 2007 (4)
Revenue	$97,202	$98,329	$99,401	$144,890
Gross profit	$17,238	$17,704	$18,048	$26,418
Income (loss) from continuing operations (3)	$(19)	$(885)	$(3,321)	$(82)
Income (loss) from discontinued operations (3)	$423	$221	$402	$1,327
Net income (loss)	$404	$(664)	$(2,919)	$1,245

Basic and diluted earnings (loss) per share:
Income (loss) from continuing operations	$(0.00)	$(0.05)	$(0.20)	$(0.01)

Discontinued operations	$0.02	$0.01	$0.02	$0.09

Net income (loss)	$0.02	$(0.04)	$(0.18)	$0.08

(1)	Second quarter of fiscal year 2008 includes $23,200 due to the establishment of a valuation allowance for deferred tax assets.
(2)	Third quarter of fiscal year 2008 includes $11,540 of impairment of goodwill and intangibles.
(3)	Includes elimination of intercompany royalties and interest.
(4)	Third quarter of fiscal year 2007 includes $2,300 and fourth quarter of fiscal year 2007 includes $999 of restructuring expense.

19. Subsequent Events

On November 10, 2008, the Company sold its Australia and New Zealand subsidiaries to Humanis Blue Pty Ltd, an Australian staffing company for A$19 million (Australian dollars). The buyer paid A$13 million at closing, the seller funded A$3 million of the purchase price, and the remaining A$3 million will be payable in the form of a deferred payment due one year after closing. As part of the agreement the sale proceeds were received net of the amount outstanding on the Australian GE Capital debt facility totaling A$7.8 million and transaction costs of approximately A$0.6 million. Cash payments received totaled A$7.6 million converted to approximately $5.0 million US dollars. In connection with the final GE Capital settlement, the Company overpaid the debt by A$0.6 million and that amount was refunded on February 10, 2009. The purchase price is subject to a post-closing

WESTAFF, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

adjustment based on the net operating assets of the subsidiaries at closing. The parties are currently in discussion regarding the calculation of the adjustment. The approximate gain on the sale is $1.4 million, net of fees and tax of $0.1 million.

During the first quarter of fiscal year 2009, in response to the downturn in the demand for its services, the Company reduced the workforce by 66 positions in the corporate and field offices by using a combination of attrition and a planned reduction-in-force.

On January 7, 2009 and January 29, 2009, the Company was advanced a loan in an aggregate principal amount of $500,000 for a total of an additional $1.0 million from DelStaff, LLC under the previously-announced loan agreement, dated as of August 25, 2008 (the “Subordinated Loan Agreement”), among DelStaff, LLC and the Borrowers.

On January 28, 2009, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Koosharem Corporation, a California corporation doing business as Select Staffing (“Koosharem”) and Select Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of Koosharem (“Merger Sub”), pursuant to which Merger Sub will be merged with and into the Company, with the Company continuing after the merger as the surviving corporation and a wholly-owned subsidiary of Koosharem (the “Merger”), in accordance with and subject to the terms and conditions set forth in the Merger Agreement. Concurrently with the execution of the Merger Agreement, our principal stockholder, DelStaff, LLC (“DelStaff”), entered into a Stock & Note Purchase Agreement with Koosharem (the “Purchase Agreement”), pursuant to which Koosharem will purchase, immediately prior to the effective time of the Merger: (1) all of the Company common stock that DelStaff then owns in exchange for first lien term loan debt to be issued by Koosharem under Koosharem’s first lien credit facility bearing a face amount of $40,000,000 and (2) all of the then outstanding subordinated notes (the “DelStaff Subordinated Notes”) issued by the Company to DelStaff under the Subordinated Loan Agreement, dated as of August 25, 2008, by and among the Company, Westaff (USA), Inc., Westaff Support, Inc., MediaWorld International (as borrowers) and DelStaff in exchange for first lien term loan debt to be issued by Koosharem under Koosharem’s first lien credit facility bearing a face amount equal to the actual principal amount of the DelStaff Subordinated Notes then outstanding, but not to exceed $3,000,000.

Pursuant to the terms and conditions of the Merger Agreement, at the effective time of the Merger: (1) each outstanding share of Company common stock (other than those owned by the Company, Koosharem, Merger Sub or any subsidiary of the Company, Koosharem or Merger Sub, and other than those shares with respect to which dissenters rights are properly exercised) will be cancelled and converted into the right to receive $1.25 per share in cash (the “Merger Consideration”) and (2) each outstanding stock option to purchase shares of Company common stock, whether or not then exercisable or vested, will be cancelled and converted into the right to receive, within ten business days following the effective time of the Merger, an amount in cash (subject to applicable withholding taxes) equal to (a) the excess, if any, of the Merger Consideration over the per share exercise price of the stock option, multiplied by (b) the number of shares of Company common stock subject to the stock option.

Consummation of the Merger is subject to the satisfaction of various conditions, including, among others, the receipt by Koosharem and Merger Sub of the financing pursuant to and on the terms contemplated by the applicable commitment letters, the consummation of the transactions under the Purchase Agreement, the requisite approval by the Company’s stockholders, a requirement for the Company to hold a minimum of $9.5 million in cash and equivalents immediately prior to the closing date, the lack of any legal impediment to the Merger, and the lack of any Material Adverse Effect as specified in the Merger Agreement. Upon the

WESTAFF, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

recommendation of a special committee of independent members of the Company’s board of directors (the “Special Committee”), all of the members of the Company’s board of directors not affiliated with DelStaff approved the Merger Agreement and the Purchase Agreement. Robert W. Baird & Co. Incorporated provided a fairness opinion to the Special Committee. The Merger Agreement contains certain termination rights for both the Company, on the one hand, and Koosharem and Merger Sub, on the other hand. Upon any termination of the Merger Agreement, under specified circumstances, the Company may be required to pay Koosharem and Merger Sub a $2.0 million termination fee, and under other specified circumstances, Koosharem and Merger Sub may be required to pay the Company a $2.0 million termination fee.

In January 2009, Westaff Australia received a ruling from the Tasmanian Workplace Ombudsmen stating that Westaff Australia owed $40,000 in back wages to employees related to the fiscal year 2008. This amount was subsequently paid. Additionally, Westaff Australia has received a “Notice of Investigation” from the Workplace Ombudsmen (Melbourne) with respect to the Workplace Relations Act. To date, there has been no assessment and no accrual. While Australian management is cooperating fully with the investigation and believe they are in compliance with the provisions of the Act, there can be no assurances that this matter will be settled in our favor. In the case of an unfavorable outcome, management believes this will not have a material adverse effect on the Company’s consolidated financial statements.

In February 2009, Westaff was notified by NASDAQ Stock Market (“NASDAQ”) that the closing bid price of the Company’s common stock has been at $1.00 per share or greater for at least 10 consecutive business days. Accordingly, the Company has regained compliance with Marketplace Rule 4450(a)(5) and the matter of the common stock possibly being delisted is now closed.

Annex A

AGREEMENT AND PLAN OF MERGER

by and among

ATLAS ACQUISITION HOLDINGS CORP.,

KOOSHAREM CORPORATION,

and

NEW KOOSHAREM CORPORATION

Dated as of December 10, 2009

A-i

A-ii

A-iii

AGREEMENT AND PLAN OF MERGER

AGREEMENT AND PLAN OF MERGER, dated as of December 10, 2009 (this “Agreement”) by and among Atlas Acquisition Holdings Corp., a Delaware corporation (“Parent”), Koosharem Corporation, a California corporation (the “Company”), and New Koosharem Corporation, a California corporation (“NewCo”).

Recitals

WHEREAS, the Boards of Directors of Parent, the Company and NewCo have determined that it is in the best interest of their respective companies and their stockholders to consummate the transactions provided for in this Agreement, and have approved the transactions set forth herein pursuant to which NewCo will, on the terms and subject to the conditions set forth in this Agreement, merge with and into Parent (the “Merger”), with Parent continuing as the surviving entity in the Merger (sometimes referred to in this capacity as the “Surviving Corporation”);

WHEREAS, for United States federal income tax purposes, it is intended that the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Code, and that this Agreement will be, and hereby is, adopted as a plan of reorganization for purposes of Section 368(a) of the Code; and

WHEREAS, the parties desire to make certain representations, warranties and agreements in connection with the Merger and also to prescribe certain conditions to the Merger.

Agreement

NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

ARTICLE I

DEFINITIONS AND TERMS

The following terms shall have the following meanings (such meanings to be equally applicable to both the singular and the plural forms of the terms defined):

“Action” means any legal, administrative, governmental or regulatory proceeding or other action, suit, proceeding, claim, arbitration, mediation, alternative dispute resolution procedure, inquiry or investigation by or before any arbitrator, mediator, court or other Governmental Entity.

“Affiliate” means any Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified. For purposes of this definition, “control” of a Person will mean the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of Voting Securities, by Contract or otherwise.

“Agreement” has the meaning set forth in the preamble to this Agreement.

“Available Cash” means the aggregate amount of cash and cash equivalents of NewCo, the Company and the Company’s Subsidiaries held as of midnight on the second Business Day preceding the Closing Date, less the amount of cash and cash equivalents necessary to cover outstanding checks which have been mailed or otherwise delivered by NewCo, the Company or any of the Company’s Subsidiaries but have not cleared.

“Appraisal Shares” has the meaning set forth in Section 2.7(f).

“Blue Sky Laws” means state securities or “blue sky” laws.

“Business” means the business and operations of the Company and its Subsidiaries as conducted on the date hereof.

“Business Day” means a day on which banks and stock exchanges are open for business in New York, New York (excluding Saturdays, Sundays and public holidays).

“Business Intellectual Property” means all Intellectual Property used or held for use in, or necessary to conduct, the Business.

“Certificate of Merger” has the meaning set forth in Section 2.2.

“CGCL” means the California General Corporation Law.

“Change in Recommendation” means the withdrawal of, or modification in a manner adverse to the Company of, any recommendation of the Board of Directors of Parent referred to in Section 5.2(d) or the recommendation by the Board of Directors of Parent to the Parent Stockholders to vote in favor of any Parent Acquisition Proposal.

“Claim” has the meaning set forth in Section 5.8.

“Closing” has the meaning set forth in Section 2.3.

“Closing Date” has the meaning set forth in Section 2.3.

“Closing Date Debt” means the aggregate amount of outstanding Indebtedness owed by NewCo, the Company and its Subsidiaries as of the close of business on the second Business Day preceding the Closing Date, whether incurred pursuant to the Credit Documentation, reflected as acquisition notes payable, capitalized lease obligations or otherwise (and including long-term debt, current portion of long-term debt and revolver borrowings); provided, however that the calculation of such Indebtedness (i) shall be reduced by any contractually agreed prepayment discounts actually obtained by the Company pursuant to the “Dutch auction” contemplated by the First Lien Credit Amendment, (ii) shall take into account any contractually agreed settlement for less than par value of any acquisition notes payable to be effected in connection with, and on or about the consummation of the Merger, (iii) shall take into account any contractually agreed discounts on capitalized lease obligations to be effected in connection with, and on or about the consummation of the Merger, (iv) without duplication, shall take into account and reflect all cash distributions and other cash payments made or to be made by the Company, NewCo or any of the Company’s Subsidiaries to any of their respective stockholders or Affiliates prior to or in connection with the Merger, including but not limited to those set forth on Schedule 5.1(b) of the Company Disclosure Statement, and (v) shall take into account and be reduced by the Company’s Available Cash.

“Closing Form 8-K” has the meaning set forth in Section 5.11(b).

“Code” means the Internal Revenue Code of 1986, as amended.

“Company” has the meaning set forth in the preamble to this Agreement.

“Company Acquisition Proposal” means, with respect to the Company, other than with respect to the transactions contemplated by this Agreement, any offer, proposal or inquiry relating to, or any third party indication of interest in (A) any acquisition or purchase, direct or indirect, of over five percent (5%) of the outstanding shares of any class of Equity Securities of the Company or its Subsidiaries, (B) any merger, consolidation, share exchange, business combination, reorganization, recapitalization, liquidation, dissolution or other similar transaction, (C) any sale of all or a material portion of the assets of the Company and its Subsidiaries, (D) any transaction with a special purpose acquisition company or (E) any transaction that, if consummated, would result in a change in a majority of the members of the Board of Directors of the Company. Notwithstanding the foregoing, in no event shall the consummation of the Preliminary Transactions constitute a Company Acquisition Proposal.

“Company Assets” has the meaning set forth in Section 3.10(a)(i).

“Company Common Stock” means the Company’s common stock, par value $0.01 per share.

“Company Disclosure Statement” means the Company Disclosure Statement dated as of the date hereof and delivered by the Company to Parent prior to the execution of this Agreement.

“Company Financial Statements” has the meaning set forth in Section 3.6(a).

“Company Insurance Policies” has the meaning set forth in Section 3.16(a).

“Company Leased Real Property” has the meaning set forth in Section 3.10(c)(i).

“Company Material Adverse Effect” means any event, change, circumstance, effect, development or state of facts that, individually or in the aggregate, (a) has, or is reasonably likely to have, a material adverse effect on the business, financial condition, assets, liabilities, results of operations or prospects of the Company and its Subsidiaries, taken as a whole, or (b) would prevent or materially impair or materially delay the ability of the Company to perform its obligations under this Agreement or to consummate the transactions contemplated hereby; provided, however, that no facts, circumstances, changes or effects (by themselves or when aggregated with any other facts, circumstances, changes or effects) resulting from, relating to or arising out of the following shall be deemed by themselves to be or constitute a Company Material Adverse Effect: (i) the effect of any change in the United States or foreign economies, capital markets or political conditions in general to the extent that it does not disproportionately affect the Company and its Subsidiaries, taken as a whole, relative to other participants in the industries in which the Company and its Subsidiaries operate; (ii) the effect of any act of war, armed hostilities or terrorism which does not disproportionately affect the Company and its Subsidiaries, taken as a whole, relative to other participants in the industries in which the Company and its Subsidiaries operate; (iii) the effect of any changes in Laws applicable to the Company or its Subsidiaries or changes in GAAP; (iv) a further decline in the temporary staffing industry to the extent that any such further decline does not disproportionally affect the Company and its Subsidiaries, taken as a whole, relative to other participants in such industry; or (v) the effect of any changes in accounting policies or procedures adopted by the Company as set forth in Section 5.1 of the Company Disclosure Statement.

“Company Material Contracts” has the meaning set forth in Section 3.11(a).

“Company Permits” has the meaning set forth in Section 3.13(c).

“Company Stockholders” means holders of Company Common Stock.

“Company Stock Options” has the meaning set forth in Section 3.3(a).

“Company Tax Returns” has the meaning set forth in Section 3.8(a).

“Consents” means all consents, waivers, approvals, requirements, allowances, novations, authorizations, declarations, filings, registrations and notifications.

“Contract” means, with respect to any Person, all agreements, contracts, purchase orders, term sheets, letters of intent, sales orders or other understandings, commitments, obligations or arrangements (whether written or oral) (a) to which such Person is a party; (b) under which such Person has any rights; (c) under which such Person has any Liability; or (d) by which such Person, or any of the assets or properties owned or used by such Person, is bound, including, in each case, all amendments, modifications and supplements thereto.

“Controlled Group Liability” means any and all liabilities (i) under Title IV of ERISA, (ii) under Section 302 of ERISA, (iii) under Sections 412 and 4971 of the Code, and (iv) as a result of a failure to comply with the continuation coverage requirements of Section 601 et seq. of ERISA and Section 4980B of the Code, other than such liabilities that arise solely out of, or relate solely to, the Employee Benefit Plans listed in Section 3.14(a) of the Company Disclosure Statement.

“Corporate Records” has the meaning set forth in Section 3.1(b).

“Credit Agreement Documentation” means the Credit Facilities and any amendments, ancillary agreements and documentation entered into in connection therewith.

“Credit Facilities” means the First Lien Credit Agreement and the Second Lien Credit Agreement.

“DGCL” means the General Corporation Law of the State of Delaware.

“Disclosure Statements” means the Company Disclosure Statement and the Parent Disclosure Statement.

“Earnout EBITDA” means Parent’s consolidated net income for the fiscal year ending on or about December 26, 2010 as set forth in Parent’s audited financial statements for such fiscal year and included in Parent’s Annual Report on Form 10-K plus, without duplication and to the extent reflected as a charge in Parent’s consolidated statements of operations for such fiscal year, the sum of (i) income tax expense (if any), interest expense (net of interest income), and depreciation and amortization expense (including amortization of intangibles), each as calculated in accordance with GAAP applied on a basis consistent with the preparation of the Company’s consolidated statements of operations for the year ended December 28, 2008, (ii) all expenses and charges incurred in connection with the transactions or series of related transactions effected in connection with the consummation of the Merger, including, but not limited to, the transactions set forth on Section 5.1(b) of the Company Disclosure Statement, and (iii) if, during fiscal 2010 Parent or any of its Subsidiaries consummates any acquisition of a business that has been approved by a majority of the independent members of Parent’s board of directors, any reasonable purchase accounting adjustments related to such acquisition that are approved by the audit committee of Parent’s board of directors; provided further however, that (A) the calculation of Earnout EBITDA must be certified to Parent’s audit committee by Parent’s chief financial officer, (B) before any shares are issued pursuant to Section 2.11(c) hereof, Parent’s independent registered public accountants must certify to Parent’s audit committee that they reviewed the calculation of Earnout EBITDA and do not have any disagreement with any of the adjustments reflected in the preceding clauses (i), (ii) and (iii) hereof, and (C) Parent shall engage Parent’s independent registered public accountants to provide the certification contemplated by the preceding clause (B).

“Effective Time” has the meaning set forth in Section 2.2.

“Employee Benefit Plan” means any employee benefit plan, program, policy, practice, or other arrangement, other than a Multiemployer Plan, providing benefits to any current or former employee, officer or director of the Company or any of its Subsidiaries or any beneficiary or dependent thereof that is sponsored or maintained by the Company or any of its Subsidiaries or to which the Company or any of its Subsidiaries contributes or is obligated to contribute, whether or not written, including without limitation any employee welfare benefit plan within the meaning of Section 3(1) of ERISA, any employee pension benefit plan within the meaning of Section 3(2) of ERISA (whether or not such plan is subject to ERISA) and any bonus, incentive, deferred compensation, vacation, stock purchase, stock option, severance, employment, change of control or fringe benefit plan, program, policy, contract, letter or agreement.

“Employees” means all individuals employed by the Company or any of its Subsidiaries, including but not limited to all temporary employees who have contracted with the Company or any of its Subsidiaries.

“Environmental Law” means all federal, state, local, and foreign Laws and regulations relating to pollution or protection of human health or the environment, including without limitation, laws relating to the exposure to, or Releases or threatened Releases of, Hazardous Materials or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, Release, transport or handling of Hazardous Materials and all laws and regulations with regard to recordkeeping, notification, disclosure and reporting requirements respecting Hazardous Materials.

“Equity Securities” means any capital stock or other equity or voting interest or any security, warrant, or evidence of Indebtedness convertible into or exchangeable for any capital stock, or other equity interest, or any right, warrant or option to acquire any of the foregoing.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the regulations promulgated thereunder.

“ERISA Affiliate” means, with respect to any entity, trade or business, any other entity, trade or business that is, or was at the relevant time, a member of a group described in Section 414(b), (c), (m) or (o) of the Code or Section 400 1(b)(1) of ERISA that includes or included the first entity, trade or business, or that is, or was at the relevant time, a member of the same “controlled group” as the first entity, trade or business pursuant to Section 400 1(a)(14) of ERISA.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“FDD” has the meaning set forth in Section 3.22(d).

“FTC Rule” has the meaning set forth in Section 3.22(c).

“First Lien Credit Agreement” means that certain First Lien Credit and Guaranty Agreement, dated as of July 12, 2007, among the Company, certain Subsidiaries of the Company, as Guarantors, the “Lenders” party thereto, Bank of the West, as Administrative Agent, Collateral Agent, Documentation Agent, Co-Lead Arranger and Co-Bookrunner, and BNP Paribas Securities Corp., as Co-Lead Arranger and Co-Bookrunner (as amended, restated, modified or supplemented).

“First Lien Credit Amendment” has the meaning set forth in Section 3.6(f).

“Founders” means James N. Hauslein, the Diane G. Hauslein Trust, Elephant North America Limited, Irrevocable Trust #1 for Descendants of Rohit Desai, Robert A. Knox, Raj Mishra, Sir Peter Burt, Michael W. Burt, Michael T. Biddulph, the Berg 2005 Irrevocable Trust, Mohit Burman, Harbour Ltd., Robert C. Grayson, George L. Pita, and Promethean plc.

“Franchise” means (i) any franchise arrangement, license or franchise agent agreement to which the Company or any of its Subsidiaries is a party and pursuant to which the Franchisee employs all management staff affiliated with the Franchisee’s office, but the Company or any of its Subsidiaries employs all temporary personnel affiliated with the Franchisee’s office, funds payroll of the temporary associates, collects clients’ accounts and remits to the Franchisee a percentage of the office’s gross profit, and (ii) any other franchise arrangement, license or franchise agreement to which the Company or any of its Subsidiaries is a party which constitutes a franchise within the meaning of 16 C.F.R §436.

“Franchising Contract” means any contract or agreement (including any and all amendments thereto) (a) pursuant to which the Company or any of the Subsidiaries grants or has granted to any third party any right, license or franchise to operate or right to license, right to franchise, or right to subfranchise operation of, businesses using any of the assets or Intellectual Property of the Company or any Subsidiary, (b) pursuant to which a Franchisee grants or has granted to any third party any right, license or franchise to operate, or right to license, right to franchise, or right to subfranchise operation of, businesses using any of the assets or Intellectual Property of the Company or any Subsidiary, or (c) pursuant to which the Company or any of the Subsidiaries grants or has granted options, rights of first refusal, rights of first negotiation or other rights to obtain rights to operate businesses using any of the assets or Intellectual Property of the Company or any Subsidiary.

“Franchisees” means all parties to Franchising Contracts other than the Company and any of the Subsidiaries.

“GAAP” means United States generally accepted accounting principles.

“Governmental Entity” means, in any jurisdiction, any (i) federal, state, local, foreign or international government; (ii) court, arbitral or other tribunal; (iii) governmental or quasi-governmental authority of any nature (including any political subdivision, instrumentality, branch, department, official or entity); or (iv) agency, commission, authority or body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power of any nature.

“Hazardous Materials” means all substances defined as Hazardous Substances, Oils, Pollutants or Contaminants in the National Oil and Hazardous Substances Pollution Contingency Plan, 40 C.F.R. § 300.5, toxic mold, or defined as such by, or regulated as such under, any Environmental Law.

“HSR Act” means the Hart–Scott–Rodino Antitrust Improvements Act of 1976, as amended.

“Indebtedness” means, with respect to any Person on any date of determination (without duplication): (a) the principal component of indebtedness of such Person for borrowed money; (b) the principal component of obligations of such Person evidenced by bonds, debentures, notes or other similar instruments; (c) the principal component of all obligations of such Person in respect of letters of credit, bankers’ acceptances or other similar instruments (including reimbursement obligations with respect thereto except to the extent such reimbursement obligation relates to a trade payable and such obligation is satisfied within 90 days of incurrence); (d) capitalized lease obligations of such Person; (e) the principal component of all obligations of such Person to pay the deferred and unpaid purchase price of property (except trade payables); and (f) the principal component of indebtedness of other Persons to the extent guaranteed by such Person.

“Indemnified Parties” has the meaning set forth in Section 5.7(a).

“Initial Business Combination” has the meaning set forth in Section 5.8.

“Insider Warrants” has the meaning set forth in Section 4.3(b).

“Intellectual Property” means all intellectual property and industrial property rights of any kind or nature throughout the world, including all U.S. and foreign (i) patents, patent applications, patent disclosures, and all related continuations, continuations-in-part, divisionals, reissues, re-examinations, substitutions, and extensions thereof (“Patents”), (ii) trademarks, service marks, names, corporate names, trade names, domain names, logos, slogans, trade dress, and other similar designations of source or origin, together with the goodwill symbolized by any of the foregoing (“Trademarks”), (iii) copyrights and copyrightable subject matter (“Copyrights”), (iv) rights in computer programs (whether in source code, object code, or other form), algorithms, databases, compilations and data, technology supporting the foregoing, and all documentation, including user manuals and training materials, related to any of the foregoing (“Software”), (v) trade secrets and all other confidential information, know-how, inventions, proprietary processes, formulae, models, and methodologies (“Trade Secrets”), (vi) rights of publicity, privacy, and rights to personal information, (vii) all rights in the foregoing and in other similar intangible assets, (viii) all applications and registrations for the foregoing, and (ix) all rights and remedies against past, present, and future infringement, misappropriation, or other violation thereof.

“IPO” has the meaning set forth in Section 5.8.

“IPO Shares” means the shares of Parent Common Stock issued as part of Parent’s initial public offering.

“knowledge” means (a) with respect to the Company, the actual knowledge of any of the Persons listed on Exhibit B hereto; and (b) with respect to Parent, the actual knowledge of any of Parent’s executive officers.

“Law” and “Laws” means all laws, principles of common law, statutes, constitutions, treaties, rules, regulations, ordinances, codes, rulings, Orders, licenses and determinations of all Governmental Entities.

“Liability” means any and all claims, debts, liabilities, obligations and commitments of whatever nature, whether known or unknown, asserted or unasserted, fixed, absolute or contingent, matured or unmatured, accrued or unaccrued, liquidated or unliquidated or due or to become due, and whenever or however arising (including those arising out of any Contract or tort, whether based on negligence, strict liability or otherwise) and whether or not the same would be required by GAAP to be reflected as a liability in financial statements or disclosed in the notes thereto.

“Lien” means any charge, claim, community property interest, condition, equitable interest, lien (including environmental and tax liens), encumbrance, option, proxy, pledge, security interest, mortgage, right of first refusal, right of first offer, retention of title agreement, defect of title or restriction of any kind or nature, including any restriction on use, voting, transfer, receipt of income or exercise of any other attribute of ownership.

“Merger” has the meaning set forth in the recitals to this Agreement.

“Merger Consideration” means the aggregate of the shares of Parent Common Stock issuable pursuant to Section 2.7.

“Multiemployer Plan” means any “multiemployer plan” within the meaning of Section 4001(a)(3) of ERISA.

“Multiple Employer Plan” has the meaning set forth in Section 3.14(g).

“NewCo” has the meaning set forth in the preambles to this Agreement.

“NewCo Certificates” has the meaning set forth in Section 2.7(d).

“NewCo Common Stock” has the meaning set forth in Section 2.7(b).

“NewCo Merger” has the meaning set forth in Section 5.18.

“NewCo Stockholders” means holders of NewCo Common Stock.

“Order” means any award, decision, stipulation, injunction, judgment, order, ruling, subpoena, writ, decree or verdict entered, issued, made or rendered by any Governmental Entity.

“Organizational Documents” means, with respect to any Person, its certificate or articles of incorporation, its bylaws, its memorandum and articles of association, its limited liability company agreement or operating agreement, its certificate of formation, its partnership or limited partnership agreement, its trust indenture or agreement or other documentation governing the organization or formation of such Person.

“Other Filings” has the meaning set forth in Section 5.2(a).

“Parent” has the meaning set forth in the preamble to this Agreement.

“Parent Acquisition Proposal” means, with respect to Parent, other than the transactions contemplated by this Agreement, any offer or proposal by Parent relating to (A) an acquisition or purchase by Parent, direct or indirect, of all or substantially all of the assets of a third party or a class of equity or Voting Securities of a third party, (B) any tender or exchange offer by Parent for the securities of a third party, or (C) a merger, consolidation, share exchange, business combination, reorganization, recapitalization, liquidation, dissolution or other similar transaction involving Parent.

“Parent Common Stock” has the meaning set forth in Section 2.7(c).

“Parent Contracts” has the meaning set forth in Section 4.11(a).

“Parent Corporate Records” has the meaning set forth in Section 4.1(b).

“Parent Disclosure Statement” means the Parent Disclosure Statement dated as of the date hereof and delivered by Parent herewith.

“Parent Financial Statements” has the meaning set forth in Section 4.6(b).

“Parent Material Adverse Effect” means any event, change, circumstance, effect, development or state of facts that, individually or in the aggregate, (a) has, or is reasonably likely to have, a material adverse effect on the business, financial condition, assets, liabilities, results of operations or prospects of Parent or (b) would prevent or materially impair or materially delay the ability of Parent to perform their obligations under this Agreement or to consummate the transactions contemplated hereby; provided, however, that no facts, circumstances, changes or effects (by themselves or when aggregated with any other facts, circumstances, changes or effects) resulting from, relating to or arising out of the following shall be deemed by themselves to be or constitute a Parent Material Adverse Effect: (i) the effect of any change in the United States or foreign economies, capital markets or political conditions in general to the extent that it does not disproportionately affect Parent; (ii) the effect of any act of war, armed hostilities or terrorism which does not disproportionately affect Parent; (iii) the effect of any changes in applicable Laws applicable to Parent or changes in GAAP; or (iv) changes in the market price or trading volume of the Parent Common Stock.

“Parent SEC Reports” has the meaning set forth in Section 4.6(a).

“Parent Stockholder Approval” means the approval of the Merger and all other Voting Matters by the Parent Stockholders holding the number of shares of Parent Common Stock required under the DGCL and Parent’s Organizational Documents to authorize and approve such Voting Matters; provided that, even if such vote were obtained, the Parent Stockholder Approval shall be deemed not to have occurred if holders of 30% or more of the IPO Shares vote against the Merger and properly elect to convert their shares into an amount of cash per share equal to the Trust Value Per Share.

“Parent Stockholders” means holders of Parent Common Stock.

“Parent Stockholders’ Meeting” has the meaning set forth in Section 5.2(b).

“Parent Tax Returns” has the meaning set forth in Section 4.8(a).

“Permits” means all Consents, licenses, permits, certificates, variances, exemptions, franchises and other approvals issued, granted, given, required or otherwise made available by any Governmental Entity.

“Permitted Liens” means, with respect to any Person, Liens (a) for Taxes, assessments and other governmental charges, if such Taxes, assessments or charges shall not be due and payable or which the Person is contesting in good faith through appropriate proceedings and for which adequate reserves in accordance with GAAP have been established; (b) for inchoate workmen’s, mechanic’s, repairmen’s or other similar Liens arising or incurred in the ordinary course of business in respect of obligations which are not overdue (excluding Liens arising under ERISA); (c) that would be shown by a current accurate survey or physical inspection of the real property or that would be disclosed on a current accurate title report of the real property, which are minor title defects, recorded easements, and zoning, entitlement or other land use or environmental regulation and, in each case, that do not, individually or in the aggregate, materially impair the Business, assuming that the property is used on substantially the same basis as such property is currently being used by the Company or its Subsidiaries, or the continued use, occupancy, value or marketability of title of the property to which they relate; or (d) arising under the Credit Agreement Documentation.

“Person” means any individual, sole proprietorship, firm, corporation (including any nonprofit corporation and public benefit corporation), general or limited partnership, limited liability partnership, joint venture, limited liability company, estate, trust, association, organization, labor union, institution, entity or Governmental Entity, including any successor (by merger or otherwise) of such entity.

“Preliminary Transactions” has the meaning set forth in Section 5.18.

“Proxy Confirmation” has the meaning set forth in Section 5.2(e).

“Proxy Statement” means the proxy statement(s) that Parent send(s) to the Parent Stockholders for purposes of soliciting proxies for the Parent Stockholders’ Meeting, as provided in Section 5.2(b).

“Public Warrants” has the meaning set forth in Section 4.3(b).

“Qualified Plans” has the meaning set forth in Section 3.14(c).

“Release” has the meaning set forth in Section 101(22) of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

“Representatives” means, with respect to any Person, such Person’s Affiliates, directors, officers, employees, agents, consultants, advisors and other representatives, including legal counsel, accountants and financial advisors.

“SEC” means the Securities and Exchange Commission.

“Second Lien Credit Agreement” means that certain Second Lien Credit and Guaranty Agreement, dated as of July 12, 2007, among the Company, certain Subsidiaries of the Company, as Guarantors, the “Lenders” party thereto, Bank of the West, as Co-Lead Arranger and Co-Bookrunner, BNP Paribas Securities Corp., as Co-Lead Arranger and Co-Bookrunner, and BNP Paribas, as Administrative Agent, Collateral Agent and Documentation Agent, as amended by that certain Agency Assignment and Amendment Agreement, dated as of October 27, 2009, by and among BNP Paribas, as the resigning agent, Wilmington Trust FSB, as successor Administrative Agent and Collateral Agent, the “Lenders” party thereto, the Company and certain other credit parties thereto.

“Second Lien Retirement Agreement” has the meaning set forth in Section 3.6(e).

“Securities Act” means the Securities Act of 1933, as amended.

“Subsidiary” means, with respect to any party, any corporation, partnership, association, trust or other form of legal entity of which 50% or more of the outstanding Equity Securities are on the date hereof directly or indirectly owned by such party; provided that no Person will be considered to be a Subsidiary of such Person’s general partner by virtue of such general partnership interest. For the avoidance of doubt, the Subsidiaries of the

Company include, without limitation, Westaff, Inc., Remedy Temp, Inc., Tandem Staffing Solutions, Inc., Ablest, Inc., Select Temporaries Inc., Select Personnel Services, Inc., Select PEO, Inc., Select Trucking Services, Inc., Select Nursing Services Inc., East West Staffing, LLC, and Select Corporation, together with their respective Subsidiaries.

“Superior Proposal” means any bona fide written Parent Acquisition Proposal on terms which the Board of Directors of Parent determines in good faith, after consultation with its outside legal and financial advisors, to be more favorable from a financial point of view to the holders of Parent Common Stock than the Merger, taking into account all the terms and conditions of such proposal (including the likelihood and timing of consummation thereof), and this Agreement (including any changes to the terms of this Agreement proposed by the Company to Parent in writing in response to such proposal or otherwise).

“Surviving Corporation” has the meaning set forth in the recitals to this Agreement.

“Takeover Statute” has the meaning set forth in Section 3.23.

“Tax” or “Taxes” means all federal, national, state, province, local and foreign taxes, charges, duties, fees, levies or other assessments, including without limitation all federal, state, local, foreign and other net income, gross income, gross receipts, insurance, sales, use, ad valorem, transfer, franchise, profits, registration, license, lease, service, service use, withholding, payroll, employment, unemployment, retirement, excise, severance, stamp, occupation, premium, property, windfall profits, customs, duties or other taxes, fees, assessments or charges of any kind whatsoever imposed by any Governmental Entity or otherwise, together with any interest and any penalties, additions to tax or additional amounts with respect thereto.

“Tax Return” means, with respect to any Person, all federal, national, state, province, local and foreign Tax returns, reports, declarations, statements and other documentation, including any schedule or attachment thereto and any amendment thereof, required to be filed by or on behalf of such Person (or any predecessor) or any consolidated, combined, affiliated or unitary group of which such Person is or has been a member (but only with respect to taxable periods during which such Person is a member thereof), including information returns required to be provided to any payee or other Person.

“Termination Date” means January 23, 2010 or, if the Parent Stockholders approve the Voting Matter described in clause (i) of the second to last sentence of Section 5.2(a), February 16, 2010.

“Territorial Rights” has the meaning set forth in Section 3.22(f).

“Trust Account” means the trust account maintained by American Stock Transfer & Trust Company, acting as trustee on behalf of Parent, which was formed to hold the net proceeds from Parent’s IPO and sale of insider securities.

“Trust Agreement” has the meaning set forth in Section 3.20.

“Trust Fund” has the meaning set forth in Section 4.18.

“Trust Value Per Share” means the quotient of (x) the aggregate amount in the Trust Account, inclusive of any interest thereon, as of two (2) Business Days prior to the Closing Date, divided by (y) the number of IPO Shares.

“UFOC” has the meaning set forth in Section 3.22(d).

“Voting Matters” has the meaning set forth in Section 5.2(a).

“Voting Securities” means, with respect to any Person, the common stock and any other securities issued by such Person that are outstanding and entitled to vote generally in the election of directors of such Person.

“Warrant Amendment” has the meaning set forth in Section 5.2(a).

“Withdrawal Liability” means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as those terms are defined in Part I of Subtitle E of Title IV of ERISA.

ARTICLE II

THE MERGER

Section 2.1. The Merger. At the Effective Time and subject to and upon the terms and conditions of this Agreement and the applicable provisions of the DGCL and CGCL, NewCo shall be merged with and into Parent, the separate corporate existence of NewCo shall cease and Parent shall continue as the surviving entity and shall succeed to assume all the property, rights, privileges, powers and franchises of NewCo in accordance with the DGCL and CGCL.

Section 2.2. Effective Time. Subject to the terms and conditions of this Agreement, as soon as practicable on the Closing Date (as defined below), each of Parent, the Company and NewCo shall cause the Merger to be consummated by filing a certificate of merger and/or other documentation in such form as required by, and executed in accordance with, the relevant provisions of the DGCL and the CGCL (collectively the “Certificate of Merger”), with the Secretaries of State of the States of Delaware and California and shall make all other filings or recordings required under the DGCL and CGCL. The Merger shall become effective at such time as the Certificate of Merger is duly filed with the Secretary of State of the State of Delaware (or, if later, at such time as the Certificate of Merger is filed with the Secretary of State of the State of California), or at such subsequent date or time as shall be agreed upon by the Company, Parent and NewCo and specified in the Certificate of Merger. The time at which the Merger becomes effective is referred to herein as the “Effective Time.”

Section 2.3. Closing. The closing of the Merger (the “Closing”) shall take place at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, 300 South Grand Avenue, Suite 3400, Los Angeles, California 90071 at 10:00 a.m., Los Angeles time, on a date to be specified by the Company and Parent (the “Closing Date”) which shall be no later than the second (2nd) Business Day after the satisfaction or waiver (to the extent permitted by applicable Law) of the conditions set forth in Article VI (other than those conditions that by their nature are to be satisfied by actions to be taken at the Closing, but subject to the satisfaction or waiver of such conditions), or at such other place, date or time as the Company and Parent agree in writing.

Section 2.4. Effects of the Merger. At and after the Effective Time, the Merger shall have the effects set forth in this Agreement and in Section 259 of the DGCL and Section 1107 of the CGCL.

Section 2.5. Surviving Corporation Certificate of Incorporation and Bylaws. The Certificate of Incorporation of Parent shall be amended immediately prior to the Effective Time, in substantially the form of Exhibit A attached hereto, and, as so amended, shall be the certificate of incorporation of the Surviving Corporation until thereafter changed or amended as provided therein or by applicable Law. The Bylaws of Parent shall be amended immediately prior to the Effective Time, in substantially the form of Exhibit G attached hereto, and, as so amended, shall be the Bylaws of the Surviving Corporation from and after the Effective Time, until thereafter amended as provided therein or by applicable Law.

Section 2.6. Surviving Corporation Directors and Officers.

(a) From and after the Effective Time, the Surviving Corporation shall be governed by a board of directors consisting of the persons identified on Exhibit B attached hereto, and each shall serve as a member of such board from and after the Effective Time until his or her successor shall have been elected or appointed and shall have qualified in accordance with applicable Law and the Certificate of Incorporation and Bylaws of the Surviving Corporation. In order to effectuate the foregoing, Parent shall use its reasonable best efforts to procure, in connection with the Closing, the resignation and election of directors such that the composition of Parent’s board of directors after giving effect to the Closing is consistent with this paragraph.

(b) From and after the Effective Time, the executive officers of the Surviving Corporation shall consist of the persons identified on Exhibit C attached hereto, and each shall serve as an executive officer at the discretion of the board of directors of the Surviving Corporation. Nothing herein shall limit the right of the Company or the Surviving Corporation to appoint and/or maintain additional officers who do not constitute executive officers of the Surviving Corporation within the meaning of the Exchange Act.

Section 2.7. Effect on Capital Stock. At the Effective Time, by virtue of the Merger and without any action on the part of Parent, NewCo or the holder of any of the following securities:

(a) Each share of Parent Common Stock issued and outstanding immediately prior to the Effective Time, other than those shares as to which redemption/conversion rights provided for in Section B of Article Fourth of Parent’s Certificate of Incorporation have been exercised, shall remain issued and outstanding from and after the Effective Time and be unaffected solely as a result of the Merger.

(b) Each share of NewCo’s common stock, par value $0.001 per share (collectively the “NewCo Common Stock”), held in the treasury of NewCo and each share of NewCo Common Stock owned by Parent, or any other direct or indirect, wholly owned subsidiary of Parent, immediately prior to the Effective Time shall be automatically canceled and retired and shall cease to exist and no payment or other consideration shall be made with respect thereto.

(c) Other than the shares cancelled pursuant to Section 2.7(b) and any shares owned by NewCo Stockholders properly exercising appraisal rights pursuant to Chapter 13 of the CGCL (which shares shall have the rights as provided in Section 2.7(f)), and subject to Section 2.7(e), each share of NewCo Common Stock issued and outstanding immediately prior to the Effective Time shall be canceled and converted into and represent the right to receive a number of fully paid and non-assessable shares of Parent’s common stock, par value $.001 per share (“Parent Common Stock”) equal to the quotient of (I) the sum of (A) 24,723,000 plus (B) the product of (x) one-tenth (0.10), multiplied by (y) the remainder (if greater than zero and expressed as an absolute number rather than a dollar amount) of $518.0 million less the greater of the Closing Date Debt and $505.0 million, minus (C) the product of (x) one-tenth (0.10) multiplied by (y) the remainder (if greater than zero and expressed as an absolute number rather than a dollar amount), of the Closing Date Debt less $518.0 million, divided by (II) the aggregate number of shares of NewCo Common Stock outstanding immediately prior to the Effective Time.

(d) Each share of NewCo Common Stock converted pursuant to this Article II shall no longer be outstanding and shall automatically be cancelled and shall cease to exist as of the Effective Time, and the certificates previously representing such shares of NewCo Common Stock (the “NewCo Certificates”) shall thereafter represent solely the right to receive the consideration set forth in Section 2.7(c), subject to the conditions set forth in this Article II.

(e) No fraction of a share of Parent Common Stock will be issued by virtue of the Merger, and each holder of shares of NewCo Common Stock who would otherwise be entitled to a fraction of a share of Parent Common Stock (after aggregating all fractional shares of Parent Common Stock which such holder would otherwise receive) shall, upon compliance with Section 2.8 hereof, receive from Parent, in lieu of such fractional share, a whole share.

(f) Notwithstanding anything in this Agreement to the contrary, the shares of NewCo Common Stock issued and outstanding immediately prior to the Effective Time that are held by any NewCo Stockholder that is entitled to demand and properly demands to be paid the “fair value” of his, her or its shares of NewCo Common Stock pursuant to, and complies in all respects with, the provisions of Chapter 13 of the CGCL (the “Appraisal Shares”) shall not be converted into the right to receive the Merger Consideration as provided in (but subject to) this Article II, but, instead, such NewCo Stockholder shall be entitled to such rights (but only such rights) as are granted by Chapter 13 of the CGCL. At the Effective Time, all Appraisal

Shares shall no longer be outstanding and automatically shall be cancelled and shall cease to exist, and, except as otherwise provided by Laws, each holder of Appraisal Shares shall cease to have any rights with respect to the Appraisal Shares, other than such rights as are granted by Chapter 13 of the CGCL. Notwithstanding the foregoing, if any such NewCo Stockholder shall fail to validly perfect or shall otherwise waive, withdraw or lose the right to appraisal under Chapter 13 of the CGCL or if a court of competent jurisdiction shall determine that such NewCo Stockholder is not entitled to the relief provided by Chapter 13 of the CGCL, then the rights of such NewCo Stockholder under Chapter 13 of the CGCL shall cease, and such Appraisal Shares shall be deemed to have been converted at the Effective Time into, and shall have become, the right to receive the consideration as provided in (but subject to) this Article II. The Company and NewCo shall give prompt notice to Parent of any demands for appraisal of any shares of NewCo Common Stock, and Parent shall have the opportunity to reasonably participate in all negotiations and proceedings with respect to such demands. Neither NewCo nor the Company shall, without the prior written consent of Parent (which consent shall not be unreasonably withheld, conditioned or delayed), make any payment with respect to, or settle or offer to settle, any such demands, or agree to do any of the foregoing.

Section 2.8. Surrender of Certificates.

(a) Upon surrender of their NewCo Certificates at the Closing with a properly completed letter of transmittal (the form of such letter of transmittal to be provided by Parent to the Company for delivery to the NewCo Stockholders no later than five (5) Business Days prior to Closing), the NewCo Stockholders shall receive in exchange therefor the Merger Consideration and certificates representing the shares of Parent Common Stock into which their shares of NewCo Common Stock shall be converted at the Effective Time, and the NewCo Certificates so surrendered shall forthwith be cancelled. Until so surrendered, outstanding NewCo Certificates will be deemed, from and after the Effective Time, to evidence only the right to receive the Merger Consideration set forth in Section 2.7(c) or, in the case of holders of Appraisal Shares, the right to receive the applicable payments set forth in Section 2.7(f). Notwithstanding the foregoing, in the event that a NewCo Certificate has been lost, stolen or destroyed, a NewCo Stockholder may, in lieu of surrendering such NewCo Certificate, deliver to Parent a loss affidavit in terms and substance reasonably satisfactory to Parent.

(b) No dividends or other distributions declared or made after the date of this Agreement with respect to Parent Common Stock with a record date after the Effective Time will be paid to the holders of any unsurrendered NewCo Certificates with respect to the shares of Parent Common Stock to be issued upon surrender thereof until the holders of record of such NewCo Certificates, shall surrender such NewCo Certificates or a loss affidavit in lieu thereof as provided in Section 2.8(a). Subject to applicable Law, following surrender of any such NewCo Certificates, or a loss affidavit in lieu thereof as provided in Section 2.8(a), with a properly completed letter of transmittal, Parent shall promptly deliver to the record holders thereof, without interest, the Merger Consideration set forth in Section 2.7(c) and the amount of any such dividends or other distributions with a record date after the Effective Time theretofore paid with respect to the Merger Consideration set forth in Section 2.7(c).

Section 2.9. Restructure of Merger. If the Company shall request, the parties hereto shall cooperate in good faith to revise the structure of the Merger contemplated by this Agreement in order to better ensure that the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Code; provided, however, that no such revision to the structure of the Merger (i) shall result in any changes to the amount or type of the consideration which the Company Stockholders are entitled to receive under this Agreement, or (ii) shall impose any less favorable conditions on the Company.

Section 2.10. Subsequent Actions. If, at any time after the Effective Time, the Surviving Corporation shall consider or be advised that any deeds, bills of sale, assignments, assurances or any other actions or things are necessary or desirable to vest, perfect or confirm of record or otherwise in the Surviving Corporation its right, title or interest in, to or under any of the rights, properties or assets of either of Parent or NewCo acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger or otherwise to carry out this Agreement, the officers and directors of the Surviving Corporation shall be authorized to execute and deliver, in the name and on behalf of either Parent or NewCo, all such deeds, bills of sale, assignments and assurances and to take and do, in the name and on behalf of each of such corporations or otherwise, all such other actions and things as may be necessary or desirable to vest, perfect or confirm any and all right, title and interest in, to and under such rights, properties or assets in the Surviving Corporation or otherwise to carry out this Agreement.

Section 2.11. Earnout.

(a) If the last sales price of Parent Common Stock equals or exceeds $15.00 per share (as adjusted for any stock splits or reverse stock splits) for any 20 trading days within any 30-day trading period during the period commencing on the Effective Time and ending on the 45th day following the filing of Parent’s Annual Report on Form 10-K for the fiscal year ending on or about December 26, 2010, then, within 10 Business Days after achievement of such target, Parent shall issue to the NewCo Stockholders immediately prior to the Effective Time, in proportion to their ownership of NewCo Common Stock as of such time, an aggregate of Two Million (2,000,000) shares of Parent Common Stock (as adjusted for any stock splits or reverse stock splits).

(b) Neither Parent, the NewCo Stockholders nor any Affiliate thereof shall take any action, directly or indirectly, with the intent or effect of influencing or manipulating the market prices of Parent Common Stock during the period described in Section 2.11(a). Furthermore, for the purposes of determining whether the specified $15.00 share price has been achieved for 20 trading days within any 30-trading-day period pursuant to Section 2.11(a), any days during which any such Person (A) has outstanding a public announcement or statement relating to the purchase or sale of equity securities of Parent (other than ordinary course, generic statements as to the possibility of such purchases from time to time and which do not specify either the amount of any such potential purchases nor the price or prices at which such purchases may be made), whether in the public market or otherwise, or (B) has made, in the aggregate, to the best knowledge of Parent, purchases of Parent Common Stock exceeding 1% of the average daily trading volume reported for the security during the four calendar weeks preceding the week in which such purchases were made, shall not be counted as days on which such share price has been achieved. Such excluded days shall extend the 30-trading-day measurement period by an equal number of days.

(c) If and only if Parent achieves Earnout EBITDA in excess of $98.0 million, Parent shall, within 10 Business Days of the delivery of the certification by Parent’s independent registered public accountants contemplated by clause (B) of the proviso to the definition of Earnout EBITDA, issue to the NewCo Stockholders immediately prior to the Effective Time, in proportion to their ownership of NewCo Common stock as of such time, up to 6,000,000 shares of Parent Common Stock (4,000,00 shares if Parent is obligated to issue 2,000,000 shares of Parent Common Stock pursuant to Section 2.11(a) hereof) as follows (it being agreed that each number of shares specified in this Section 2.11(c) and Section 2.11(d) shall be equitably adjusted for all stock splits and reverse stock splits):

(i) If Parent is not obligated to issue shares of Parent Common Stock pursuant to Section 2.11(a) hereof, Parent shall issue one share of Parent Common Stock for each $2.50 of Earnout EBITDA in excess of $98,000,000; or

(ii) If Parent is obligated to issue shares of Parent Common Stock pursuant to Section 2.11(a) hereof, Parent shall issue one share of Parent Common Stock for each $3.75 of Earnout EBITDA in excess of $98,000,000.

(d) In no event shall Parent be obligated to issue more than an aggregate of 6,000,000 shares of Parent Common Stock pursuant to Section 2.11(a) and Section 2.11(c).

(e) Any contingent issuance of Parent Common Stock pursuant to this Section 2.11 shall be treated as comprised of two components, respectively a principal component and an interest component, the amounts of which shall be determined as provided in Treas. Reg. Section 1.483-4(b) example (2) using the 3-month test rate of interest provided for in Treas. Reg. Section 1.1274-4(a)(1)(ii) employing the semi-annual compounding period.

(f) Parent shall issue the shares of Parent Common Stock as provided in this Section 2.11, as well as the shares issuable pursuant to Section 2.7(c), pursuant to a “private placement” exemption or exemptions from registration under Section 4(2) of the Securities Act and/or Regulation D promulgated under the Securities Act and an exemption from qualification under the laws of the State of California and other state securities laws, notwithstanding that certain shares of Parent Common Stock shall be entitled to their respective rights specified in the Registration Rights Agreement attached hereto as Exhibit F. Parent and the Company shall comply in all material respects with all applicable provisions of, and rules under, the Securities Act and applicable state securities laws in connection with the issuance of Parent Common Stock hereunder.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND NEWCO

Except as set forth in the applicable section or subsection of the Company Disclosure Statement (subject to Section 9.11), the Company and NewCo hereby represent and warrant to Parent as follows:

Section 3.1. Organization; Qualification; Subsidiaries.

(a) The Company is a corporation duly incorporated, validly existing and in good standing under the Laws of the State of California. NewCo is a corporation duly incorporated, validly existing and in good standing under the Laws of the State of California. Each of the Company and NewCo has all requisite corporate or other power and authority to own, lease and operate its assets and properties and to carry on its business as it is now being conducted and as it will be conducted through the Closing Date. Each of the Company and NewCo is duly qualified to transact business in each jurisdiction in which the ownership, leasing or holding of its properties or the conduct or nature of its business makes such qualification necessary, except where the failure to be so qualified would not have a Company Material Adverse Effect.

(b) The minute books of NewCo, the Company and each of its Subsidiaries contain records of all meetings and consents in lieu of meetings of the Board of Directors of NewCo, the Company or such Subsidiary, as applicable (and any committees thereof), similar governing bodies and stockholders (“Corporate Records”) since the respective dates of formation of such entities. The Corporate Records since December 31, 2005 have been made available to Parent, and such Corporate Records are true and complete in all material respects.

(c) Section 3.1(c) of the Company Disclosure Statement sets forth a complete and correct list of each Subsidiary of the Company, along with the jurisdiction of organization and percentage of outstanding equity interests owned, directly or indirectly, by the Company or any such Subsidiary. Each Subsidiary of the Company is duly organized, validly existing and in good standing (to the extent applicable) under the Laws of its jurisdiction of formation. Each Subsidiary of the Company has all requisite corporate or other power and authority to own, lease and operate its assets and properties and to carry on its business as it is now being conducted and is currently planned by the Company to be conducted. The Subsidiaries of the Company are duly qualified to transact business in each jurisdiction in which the conduct or nature of their respective businesses makes such qualification necessary, except where the failure to be so qualified would not, individually or in the aggregate have a Company Material Adverse Effect.

(d) All Equity Securities of such Subsidiaries held by the Company have been duly and validly authorized and are validly issued, fully paid and non-assessable and were not issued in violation of any preemptive or similar rights, purchase option, call or right of first refusal or similar rights. The Company owns, directly or indirectly, all of the outstanding Equity Securities of such Subsidiaries, free and clear of all Liens other than Permitted Liens. Except for its Subsidiaries or as set forth on Section 3.1(d) of the Company Disclosure Statement, the Company does not own, directly or indirectly, any ownership, equity, profits or voting interest in any Person or have any agreement or commitment to purchase any such interest, and has not agreed and is not obligated to make nor is bound by any written, oral or other agreement, commitment or undertaking of any nature, as of the date hereof or as may hereafter be in effect, under which it may become obligated to make, any future investment in or capital contribution to any other entity.

(e) The Company has made available to Parent a copy of each of the Organizational Documents of NewCo, the Company and each of its Subsidiaries, and each such copy is true, correct and complete, and each such instrument is in full force and effect. None of NewCo, the Company or any Subsidiary of the Company is in violation of any of the provisions of its Organizational Documents.

(f) NewCo was formed solely for the purpose of engaging in the transactions contemplated hereby, has engaged in no other business activities and, except as expressly set forth in Section 3.25 or Section 5.1 of the Company Disclosure Statement, will not engage in any business activities prior to the Effective Time.

Section 3.2. Authority.

(a) Each of the Company and NewCo has all requisite corporate power and authority to execute and deliver this Agreement and to perform all of its obligations hereunder. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated to be performed by the Company hereunder have been duly authorized by all necessary and proper corporate action on the part of the Company and NewCo (including, but not limited to, the approval of the Company’s and NewCo’s Board of Directors), and except for the agreed-upon approval by NewCo Stockholders as expressly contemplated by Section 3.2(d) and Section 5.18, no other corporate proceedings on the part of the Company or NewCo are necessary to authorize this Agreement or to consummate the transactions contemplated hereby.

(b) This Agreement has been duly executed and delivered by the Company and NewCo and constitutes the legal, valid and binding obligation of the Company and NewCo, enforceable against the Company and NewCo in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar Laws relating to or affecting the enforcement of creditors’ rights in general and by general principles of equity (regardless of whether enforcement is sought in equity or at law).

(c) The Board of Directors of each of NewCo and the Company has unanimously (i) determined that this Agreement and the transactions contemplated hereby, including the Merger, are advisable and fair to, and in the best interests of, such corporation and its stockholders, (ii) approved this Agreement and the transactions contemplated hereby, including the Merger and the Preliminary Transactions, and (iii) in the case of the Board of Directors of NewCo only, recommended that its stockholders approve and adopt this Agreement and the Merger promptly after consummation of the Preliminary Transactions.

(d) The holders of at least 90% of the outstanding shares of Company Common Stock have irrevocably agreed to vote all shares of NewCo Common Stock that such Company Stockholders receive pursuant to the Preliminary Transactions to approve this Agreement and the Merger in accordance with the provisions of Sections 603 and 1201 of the CGCL, and Parent is an express third-party beneficiary of such irrevocable agreement.

(e) If and to the extent required by applicable Law, NewCo shall promptly provide notice of the approval described in Section 3.2(d) to all of its stockholders who have not consented to the terms of the Merger.

Section 3.3. Capitalization.

(a) Section 3.3(a) of the Company Disclosure Statement sets forth (i) the authorized Equity Securities of the Company and its Subsidiaries, and (ii) the number of Equity Securities of the Company and its Subsidiaries that are issued and outstanding and the record owners thereof, in each case, as of the date hereof. All of the outstanding Equity Securities of the Company and its Subsidiaries are duly authorized, validly issued, fully paid and non-assessable and were not issued in violation of, and are not subject to, any preemptive rights. Except for the options to purchase an aggregate of 7,450 shares of Company Common Stock described on Section 3.3(a) of the Company Disclosure Statement (the “Company Stock Options”) and except for rights granted to Parent under this Agreement, there are no outstanding options, warrants, calls, demands, stock appreciation rights, Contracts or other rights of any nature (in each case, to which the Company or any of its Subsidiaries is a party or is otherwise bound or, to the knowledge of the Company, any third party is a party or is otherwise bound) to purchase, obtain or acquire or otherwise relating to, or any outstanding securities or obligations convertible into or exchangeable for, or any voting agreements with respect to, any Equity Securities of the Company or its Subsidiaries or any other securities of the Company or its Subsidiaries. Section 3.3(a) of the Company Disclosure Statement sets forth a true, complete and correct list of all Company Stock Options, including with respect to each such security, (i) the name of the holder thereof, (ii) the number of shares of Company Common Stock subject thereto, (iii) the per share exercise price, (iv) the date of grant, (v) the expiration date, and (vi) any applicable exercise vesting schedule.

(b) All of the outstanding Equity Securities of NewCo, the Company and its Subsidiaries have been issued in compliance in all material respects with all requirements of applicable Laws, and none of such Equity Securities were issued in violation of, or subject to any preemptive rights.

Section 3.4. No Conflict. None of the execution, delivery or performance by the Company of this Agreement or the consummation by the Company of the Merger does or will, with or without the giving of notice or the lapse of time or both, (a) result in the creation of any Lien upon any of the properties or assets of any of the Company or its Subsidiaries (except for Permitted Liens) or (b) conflict with, or result in a breach or violation of or a default under, require a consent under, or give rise to a right of amendment, termination, cancellation or acceleration of, any obligation or to a loss of a benefit under (i) the Organizational Documents of the Company or its Subsidiaries, (ii) except as set forth on Section 3.4 of the Company Disclosure Statement, any Contract to which the Company or its Subsidiaries is a party or by which their assets or property may be bound, or (iii) any Law, license, Permit or other requirement to which the Company, its Subsidiaries, or any of their properties or assets are subject, except, in the case of clauses (a), (b)(ii) and (b)(iii), for those that would not have a Company Material Adverse Effect.

Section 3.5. Governmental Approvals. Except (i) as would not have a Company Material Adverse Effect, (ii) any approval required pursuant to the HSR Act, or (iii) as expressly contemplated by this Agreement, no Consent or Order of, with or to any Governmental Entity is required to be obtained or made by or with respect to the Company or its Subsidiaries in connection with the execution, delivery and performance by the Company of this Agreement or the consummation of the Merger.

Section 3.6. Financial Information.

(a) Set forth in Section 3.6(a) of the Company Disclosure Statement are (i) the audited consolidated balance sheets of the Company and its Subsidiaries as of December 30, 2007 and December 28, 2008 and the related audited consolidated statements of operations, shareholders’ equity and cash flows for the three years ended December 28, 2008, and (ii) the unaudited consolidated balance sheet of the Company and its Subsidiaries as of October 5, 2008 and October 4, 2009 and the related unaudited consolidated statements of operations and cash flows for the nine-month periods ended October 5, 2008 and October 4, 2009 ((i) and (ii) collectively, the “Company Financial Statements”). The Company Financial Statements have been prepared from the books, accounts and financial records of the Company and its Subsidiaries and present fairly, in all material respects, in conformity with GAAP applied on a consistent basis except to the extent provided in the notes to such financial statements, the consolidated financial position of the Company and its Subsidiaries as of the dates set forth therein and the consolidated results of its operations for the periods set forth therein.

(b) Except as set forth on Section 3.6(b) of the Company Disclosure Statement, neither the Company nor any of its Subsidiaries has (i) any material Liability, Indebtedness, obligation, expense, claim, deficiency, guaranty or endorsement of any type, whether accrued, absolute, contingent, matured, unmatured or other (whether or not required to be reflected in the Company Financial Statements in accordance with GAAP, but excluding future obligations to perform pursuant to the terms of any Contracts or this Agreement in accordance with the express terms of such Contracts or this Agreement), that (A) has not (1) been set forth in or reported on in the October 4, 2009 balance sheet included in the Company Financial Statements or (2) arisen in the ordinary course of the Company’s or its Subsidiaries’ business since October 4, 2009, or (ii) any “off-balance sheet arrangement” (as such term is defined in Item 303(a)(4) of Regulation S-K promulgated under the Exchange Act). Solely for purposes of this Section 3.6(b), the parties agree that a “material” contingent Liability is required to be disclosed on Section 3.6(b) of the Company Disclosure Statement only if the Company has knowledge of such contingent liability and such contingent Liability could reasonably be expected to result in a payment by the Company and/or any Subsidiary of the Company in excess of One Million Dollars ($1,000,000).

(c) The Company and each of its Subsidiaries has in place systems and processes that are designed to (A) provide reasonable assurances regarding the reliability of the Company Financial Statements and (B) accumulate and communicate to the Company’s principal executive officer and principal financial officer in a timely manner the type of information that is required to be disclosed in the Company Financial Statements. Neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company, any employee, auditor, accountant or representative of the Company or any of its Subsidiaries, has received or otherwise had or obtained knowledge of any complaint, allegation, assertion or claim, whether written or oral, regarding the inadequacy of such systems and processes or the accuracy of the Company Financial Statements. To the knowledge of the Company, there have been no instances of fraud, whether or not material, during any period covered by the Company Financial Statements.

(d) During the periods covered by the Company Financial Statements, the Company’s external auditor with respect to such Company Financial Statements was independent of the Company and its management. Section 3.6(d) of the Company Disclosure Statement lists each report by the Company’s external auditors to the Board of Directors of the Company, or any committee thereof, or the Company’s management concerning any of the following, in each case to the extent pertaining to any period covered by the Company Financial Statements: critical accounting policies; internal controls; significant accounting estimates or judgments; alternative accounting treatments; and any required communications with the Board of Directors of the Company, or any committee thereof, or with management of the Company.

(e) Pursuant to that certain Second Amendment to Second Lien Credit and Guaranty Agreement, dated as of December 10, 2009 (the “Second Lien Retirement Agreement”), a true, correct and complete copy of which has been provided to Parent, the holders of not less than 90% of the outstanding loans under the Second Lien Credit Agreement have consented to the transactions contemplated by this Agreement and, on or about the Effective Time, each consenting lender has agreed to receive (i) its pro rata share of $25,000,000 in cash (the “Cash Amount”), (ii) shares of Parent Series A preferred stock (the material terms of which are set forth in the Second Lien Retirement Agreement) in an amount equal in value (calculated at $10 per share ) to the excess of (x) 103% of the outstanding loans under the Second Lien Credit Agreement held by such consenting lender less (y) the Cash Amount received by such consenting lender, and (iii) payment in cash of all accrued and unpaid interest on outstanding loans under the Second Lien Credit Agreement held by such consenting lender, as payment and satisfaction in full of the entire amount of the then outstanding principal of, and accrued and unpaid interest on, the loans held by or owing to such consenting lender, and the outstanding obligations owed to such consenting lender shall be deemed satisfied and paid in full.

(f) Pursuant to that certain First Amendment to First Lien Credit and Guaranty Agreement, dated as of December 10, 2009 (the “First Lien Credit Amendment”), a true, correct and complete copy of which has been provided to Parent, the holders of at least a majority of the Indebtedness issued pursuant to the First Lien Credit Agreement have, upon the terms and subject to the conditions set forth therein, (i) consented to the Merger and other transactions contemplated by this Agreement, and (ii) permitted the Company and its Subsidiaries to prepay certain of such Indebtedness pursuant to the “Dutch auction” procedures set forth therein.

Section 3.7. Absence of Certain Changes.

(a) Since October 4, 2009, the Company and its Subsidiaries have conducted their business only in the ordinary course consistent with past practice and there has not been a Company Material Adverse Effect.

(b) Except as set forth on Section 3.7 of the Company Disclosure Statement and except for payments of any amount after October 4, 2009 that were reflected as accrued on the balance sheet of the Company as of such date, since October 4, 2009, neither the Company nor any of its Subsidiaries has taken any action which, if taken after the date hereof and prior to the Closing without the prior written consent of Parent, would violate Section 5.1(b).

Section 3.8. Taxes.

(a) (i) Each of the Company and its Subsidiaries has duly and timely filed (or has had filed on its behalf) with the appropriate taxing authority all material Tax Returns required to be filed by it (“Company Tax Returns”); (ii) all such Company Tax Returns are true, correct and complete in all material respects; and (iii) each of the Company and its Subsidiaries has complied in all material respects with all applicable Laws relating to information reporting and the payment and withholding of Taxes and has withheld and paid all material Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder, foreign person, or other third party. Neither the Company nor any of its Subsidiaries is the beneficiary of any extension of time to within which to file any Tax Return.

(b) The Company and its Subsidiaries have (i) duly and timely paid in full all material Taxes required to be paid by them (whether or not shown on any Company Tax Return) and (ii) made adequate provision in accordance with GAAP (or have had paid or provision has been made on their behalf) for the payment of all Taxes not yet due. The unpaid Taxes of the Company and its Subsidiaries did not, as of October 4, 2009, exceed the reserve for Tax liability (excluding any reserve for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the face of the October 4, 2009 balance sheet contained in the Company Financial Statements. Since October 4, 2009, none of the Company and its Subsidiaries has incurred any material liability for Taxes outside the ordinary course of business.

(c) The Company Tax Returns have been examined by the applicable governmental authority (or the applicable statutes of limitations for the assessment of Taxes for such periods have expired) for all periods through and including 2004, and no deficiencies were asserted as a result of such examinations which have not been resolved and satisfied in full.

(d) There is no audit, examination, claim, assessment, levy, deficiency, administrative or judicial proceeding, lawsuit or refund Action pending or threatened in writing with respect to any Taxes of the Company or its Subsidiaries.

(e) There are no outstanding Contracts or waivers extending the statutory period of limitations applicable to any claim for, or the period for the collection or assessment of, material Taxes of the Company or its Subsidiaries due for any taxable period and no power of attorney granted by the Company or any of its Subsidiaries with respect to any Taxes is currently in force.

(f) None of the Company or its Subsidiaries has received written notice of any claim, and, to the knowledge of the Company, no claim has ever been made, by any taxing authority in a jurisdiction where the Company or its Subsidiaries do not file Tax Returns that it is or may be subject to taxation by that jurisdiction.

(g) There are no Liens for Taxes upon any property or assets of the Company or its Subsidiaries, except for Permitted Liens.

(h) The Company and its Subsidiaries are not liable for material Taxes of another Person (other than the Company or its Subsidiaries) (i) under any applicable Tax Law, including without limitation, Treasury Regulation Section 1.1502-6, or any similar provision of state, local or foreign law), (ii) as a transferee or successor, or (iii) by Contract, indemnity or otherwise.

(i) None of the Company and its Subsidiaries is a party to, or bound by, any Tax indemnity agreement, Tax sharing agreement or Tax allocation agreement or similar agreement or arrangement with respect to Taxes (including advance pricing agreement, closing agreement or other agreement relating to Taxes with any taxing authority) that will be binding on the Company or any of its Subsidiaries with respect to any period following the Closing Date.

(j) None of the Company and its Subsidiaries has agreed to or is required to make any material adjustment for any taxable period (or portion thereof) ending after the Closing Date as a result of any change in method of accounting for a taxable period ending on or prior to the Closing Date under Section 481(a) or (c) of the Code (or any corresponding or similar provision of state, local or foreign applicable Law).

(k) None of the Company and its Subsidiaries has requested or is the subject of or bound by any private letter ruling, technical advice memorandum, or similar ruling or memorandum with any taxing authority with respect to any Taxes, nor is any such request outstanding.

(l) None of the Company and its Subsidiaries has participated in a “reportable transaction,” as defined in Treasury Regulations Section 1.6011–4(b)(2).

(m) Neither the Company nor any of its Subsidiaries constituted either a “distributing corporation” or a “controlled corporation” (within the meaning of Section 355(a)(1)(A) of the Code) in a distribution of stock qualifying for tax-free treatment under Section 355 of the Code (i) in the two years prior to the date of this Agreement or (ii) in a distribution which could otherwise constitute part of a “plan” or “series of related transactions” (within the meaning of Section 355(e) of the Code) in connection with the Merger.

(n) Except as set forth on Section 3.8(n) of the Company Disclosure Statement, neither the Company nor any of its Subsidiaries has since December 31, 2007 made, changed or revoked in any material respect any material Tax election, changed in any material respect any annual Tax accounting period, or adopted or changed in any material respect any method of Tax accounting.

(o) The Company neither is nor has been a United States real property holding corporation (as defined in Section 897(c)(2) of the Code) during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code.

(p) Neither the Company nor any Subsidiary has or had a permanent establishment in any foreign country and neither is or has engaged in a trade or business in any foreign country.

(q) Each of the Company and NewCo is, and has been (ignoring in the case of NewCo any period during which it constituted a Qualified Subchapter S Subsidiary) since the date of its formation, an S corporation as defined in Sections 1361(a)(1) of the Code for federal and state income tax purposes and is eligible for such treatment. The Internal Revenue Service has not sent any correspondence to the Company questioning the Company’s status as an S corporation and the Company does not know of any basis to revoke the S election. Except as set forth on Section 3.8(q) of the Company Disclosure Statement, each of the Subsidiaries is, and has been, since its formation, a Qualified Subchapter S Subsidiary, as defined in Section 1361(b)(3) of the Code. Neither the Company nor any of its Subsidiaries would be liable for any tax under Section 1374 of the Code upon transfer of any of its assets.

(r) To the knowledge of the Company, no Governmental Entity is asserting or threatening to assert a claim against the Company or any Subsidiary under or as a result of Section 482 of the Code or any similar provision of any foreign, state or local Tax law.

(s) Neither the Company nor any Subsidiary will be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion of any taxable period) after the Closing Date as a result of any (i) closing agreement as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or non-U.S. Tax law entered into prior to the Closing); (ii) installment sale or open transaction disposition occurring on or prior to the Closing Date;

(iii) cash basis method of accounting or percentage of completion method of accounting; (iv) election under Section 108(i) of the Code made for a tax period ending on or prior to the Closing Date; or (v) prepaid amount received on or prior to the Closing Date.

Section 3.9. Parent Proxy Statement. None of the information relating to the Company or its Subsidiaries or Affiliates supplied by the Company, or by any other Persons acting on behalf of the Company, in writing for inclusion in the Proxy Statement will, as of the date that the Proxy Statement (or any amendment or supplement thereto) is first mailed to the Parent Stockholders, at the time of the Parent Stockholders’ Meeting, or at the Effective Time, contain any statement which, at such time and in light of the circumstances under which it is made, is false or misleading with respect to any material fact, or omit to state any material fact necessary in order to make the statements therein not false or misleading in any material respect.

Section 3.10. Assets and Real Property.

(a) (i) The Company and its Subsidiaries (i) own good, valid and marketable title, free and clear of all Liens (except for Permitted Liens) or (ii) have a valid leasehold interest in and the right under valid and subsisting leases to use, possess and control or (iii) have other contractual arrangements for all buildings, machinery, equipment, personal property, Company Leased Real Property, equipment, and other tangible assets that are currently used or held for use for, or material to, or necessary for, the operation of the business of the Company and its Subsidiaries as it is currently conducted or is proposed to be conducted (the “Company Assets”) free and clear of all Liens, except for Permitted Liens.

(ii) The Company Assets are reasonably adequate and suitable for their current and intended uses in the ordinary course of the business of the Company and its Subsidiaries as it is currently conducted and proposed to be conducted.

(b) Except as set forth in Section 3.10(b) of the Company Disclosure Statement, the Company and its Subsidiaries do not own and, to the knowledge of the Company, have never owned any real property.

(c) (i) Section 3.10(c)(i) of the Company Disclosure Statement sets forth a true and complete list of all real property of the Company and its Subsidiaries which is leased or subleased by the Company and its Subsidiaries (such real property leased or subleased is herein referred to as the “Company Leased Real Property”).

(ii) The Company and its Subsidiaries have a valid leasehold interest in the Company Leased Real Property leased or subleased by the Company and its Subsidiaries, in each case free and clear of all Liens, except for Permitted Liens.

(iii) The Company and its Subsidiaries will make available to Parent, at Parent’s request, true and complete copies of each material lease or sublease with respect to each parcel of Company Leased Real Property and all other material agreements (such as contracts, licenses, concessions, arrangements, documents and details of all other agreements (written or oral) relating to, affecting or burdening the leasehold estate, including, but not limited to, any rights of first offer or refusal, or any other agreement granting any third party the right to use or occupy any portion of the premises pertaining to the Company Leased Real Property.

Section 3.11. Contracts.

(a) Section 3.11(a) of the Company Disclosure Statement lists, as of the date hereof, all Contracts (i) to which the Company or any of its Subsidiaries is a party or by which any of their assets or property is bound, which are material to the Company and its Subsidiaries, taken as a whole, and not in the ordinary course of business of the Company and its Subsidiaries, (ii) with the top 10 customers (measured by total revenue) of the Company and its Subsidiaries, taken as a whole, during the 12-month period ended October 4, 2009, and top 10 suppliers/vendors (measured by total expenses) of the Company and its Subsidiaries, taken as a whole, during the 12-month period ended October 4, 2009; (iii) relating to any partnership, joint venture, or similar arrangement that is material to the Company and its Subsidiaries; (iv) relating to or evidencing Indebtedness for borrowed money of the Company or its Subsidiaries in excess of $1,000,000, including the Credit Agreement Documentation (or the creation, incurrence, assumption, securing or guarantee thereof); (v) which materially limit the ability of any of the Company or its Subsidiaries to compete in any line of business or with any Person or in any geographic area or which materially limit or materially restrict the ability of the Company or its Subsidiaries with respect to the development, marketing, sale or distribution of, or other rights with respect to, any products or services, (vi) that create, establish or define the terms and conditions of, or govern the transfer, voting, economic or other rights of holders of, Equity Securities issued by the Company or its Subsidiaries; (vii) under which the Company or any of its Subsidiaries has made any outstanding advance, loan or extension of credit to any officer of the Company or its Subsidiaries; (viii) for the purchase or sale of any business, corporation, partnership, joint venture, association or other business organization or any division, asset, operating unit or product line thereof, that has not been consummated or that was entered into during the past three years and under which the Company or any of its Subsidiaries has remaining indemnification or other obligations that are material to the Company and its Subsidiaries, taken as a whole; (ix) relating to employment and that include change of control, retention or severance provisions; (x) entered into with Governmental Entities that are material to the Company and its Subsidiaries, or (xi) relating to collective bargaining agreements (the “Company Material Contracts”).

(b) Each of the Company and its Subsidiaries (and, to the knowledge of the Company, each of the other party or parties thereto) has performed all obligations required to be performed by it under each Company Material Contract, except any such obligations that, individually or in the aggregate, would not have a Company Material Adverse Effect. Except as would not have a Company Material Adverse Effect, no event has occurred or circumstance exists with respect to any of the Company or its Subsidiaries or, to the knowledge of the Company, with respect to any other Person that (with or without lapse of time or the giving of notice or both) does or could reasonably be expected to contravene, conflict with or result in a violation or breach of or give any of the Company or its Subsidiaries or any other Person the right to declare a breach or default or exercise any remedy under, or to accelerate the maturity of, or to cancel, terminate or modify, any Company Material Contract. To the knowledge of the Company, no party to any Company Material Contract has repudiated any material provision thereof or terminated any Company Material Contract. All Company Material Contracts are valid and binding on the Company or its Subsidiaries and, to the knowledge of the Company, the other parties thereto, and are in full force and effect. The Company has provided to Parent true, accurate and complete copies or originals of the written Company Material Contracts.

(c) Except as set forth in Section 3.11(c) of the Company Disclosure Statement, (i) other than as set forth in the Credit Facilities, there are no “change of control” or similar provisions or any obligations arising under any Company Material Contract which are created, accelerated or triggered by the execution, delivery or performance of this Agreement or the consummation of the Merger, and (ii) none of the execution, delivery or performance of this Agreement or consummation of the Merger will, under the terms, conditions or provisions of any Company Material Contract (A) result in any material increase or decrease in any payment or change in any material term or condition, (B) give rise to any right of amendment, termination, cancellation or acceleration of any right or obligation or to a loss of benefit or (C) grant any repayment or repurchase rights to any Person, except any such provisions or obligations which, individually or in the aggregate, would not have a Company Material Adverse Effect.

Section 3.12. Litigation. Except as set forth on Section 3.12 of the Company Disclosure Statement, (i) no material judgment, ruling, order, writ, decree, stipulation, injunction or determination by or with any arbitrator, court or other Governmental Entity to which the Company or its Subsidiaries is party or by which the Company or its Subsidiaries or any assets thereof is bound, and which relates to or affects the Company and its Subsidiaries, the assets, properties, Liabilities or employees of the Company or its Subsidiaries is in effect and (ii) there is no material Action pending or, to the knowledge of the Company, threatened against any of the Company or its Subsidiaries or the assets or properties of the Company or its Subsidiaries.

Section 3.13. Compliance with Applicable Law.

(a) Each of the Company and its Subsidiaries is in compliance, and has complied at all times, in all material respects with all Laws applicable to the Company and its Subsidiaries. No material claims or complaints from any Governmental Entities or other Persons have been asserted or received by the Company or its Subsidiaries within the past three years related to or affecting the Company or its Subsidiaries and, to the knowledge of the Company, no material claims or complaints are threatened, alleging that the Company or its Subsidiaries are in violation of any Laws or Permits applicable to the Company and its Subsidiaries. To the knowledge of the Company, no investigation, inquiry or review by any Governmental Entity with respect to the Company or its Subsidiaries is pending or threatened.

(b) Neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company, any of their respective Representatives has since December 31, 2006 directly or indirectly in relation to the business of the Company and its Subsidiaries (i) made a material contribution, bribe, rebate, payoff, influence payment, kickback, or other payment to any Person, private or public, regardless of form, whether in money, property, or services, in violation of applicable Law, or (ii) established or maintained any material fund or material asset that has not been recorded in the books and records of the Company or its Subsidiaries, as applicable.

(c) Except as would not have a Company Material Adverse Effect, each of the Company and its Subsidiaries has all Permits (the “Company Permits”) that are necessary for the Company and its Subsidiaries to conduct their business and operations in compliance with all applicable Laws, and the Company and its Subsidiaries have complied with all of the terms and requirements of the Company Permits.

(d) To the knowledge of the Company, neither the Company nor any of its Subsidiaries has any material Liability under any applicable Environmental Law existing and in effect on the date hereof or under any Contract with respect to or as a result of the presence, discharge, generation, treatment, storage, handling, removal, disposal, transportation or Release of any Hazardous Materials. To the knowledge of the Company, the Company and each of its Subsidiaries are and have been at all times in compliance in all material respects with all Environmental Laws.

Section 3.14. Employee Matters.

(a) Section 3.14(a) of the Company Disclosure Statement includes a complete list of all material Employee Benefit Plans and all Multiemployer Plans with respect to which the Company or any Subsidiary could reasonably be expected to have any material Liability.

(b) With respect to each material Employee Benefit Plan, the Company has delivered or made available to Parent a true, correct and complete copy of: (i) each writing constituting a part of such Employee Benefit Plan, including without limitation all plan documents, employee communications, benefit schedules, trust agreements, and insurance contracts and other funding vehicles; (ii) the most recent Annual Report (Form 5500 Series) and accompanying schedule, if any; (iii) the current summary plan description and any material modifications thereto, if any (in each case, whether or not required to be furnished under ERISA); (iv) the most recent annual financial report, if any; (v) the most recent actuarial report, if any; and (vi) the most recent determination letter from the Internal Revenue Service, if any. Except as specifically provided in the foregoing documents delivered or made available to Parent, as of the date of this Agreement there are no amendments to any Employee Benefit Plan that have been adopted or approved nor has the Company or any of its Subsidiaries undertaken to make any such amendments or to adopt or approve any new Employee Benefit Plan.

(c) The Internal Revenue Service has issued a favorable determination letter with respect to each Employee Benefit Plan that is intended to be a “qualified plan” within the meaning of Section 401(a) of the Code (“Qualified Plans”) that has not been revoked and, to the knowledge of the Company, there are no existing circumstances and no events have occurred that would reasonably be expected to adversely affect the qualified status of any Qualified Plan.

(d) All contributions required to be made to any Employee Benefit Plan by applicable Law or regulation or by any plan document or other contractual undertaking, and all premiums due or payable with respect to insurance policies funding any Employee Benefit Plan, for any period through the date hereof, have been timely made or paid in full.

(e) With respect to each Employee Benefit Plan, the Company and its Subsidiaries have complied, and are now in compliance, in all material respects, with all provisions of ERISA, the Code and all Laws and regulations applicable to such Employee Benefit Plans. Each Employee Benefit Plan has been administered in all material respects in accordance with its terms. There is not now, nor do any circumstances exist that would reasonably be expected to give rise to, any requirement for the posting of security with respect to any Employee Benefit Plan or the imposition of any Lien (except for Permitted Liens) on the assets of the Company or any of its Subsidiaries under ERISA or the Code.

(f) No Employee Benefit Plan is subject to Title IV or Section 302 of ERISA or Section 412 or 4971 of the Code.

(g) (i) no Employee Benefit Plan is a plan that has two or more contributing sponsors at least two of whom are not under common control, within the meaning of Section 4063 of ERISA (a “Multiple Employer Plan”); (ii) none of the Company and its Subsidiaries nor any of their respective ERISA Affiliates has, at any time during the last six years, contributed to or been obligated to contribute to any Multiple Employer Plan; and (iii) none of the Company and its Subsidiaries nor any of their respective ERISA Affiliates has incurred any Withdrawal Liability that has not been satisfied in full.

(h) There does not now exist, nor do any circumstances exist that would reasonably be expected to result in, any Controlled Group Liability that would be a liability of the Company or any of its Subsidiaries following the Closing.

(i) The Company and its Subsidiaries have no liability for life, health, medical or other welfare benefits to former employees or beneficiaries or dependents thereof, except for health continuation coverage as required by Section 4980B of the Code or Part 6 of Title I of ERISA and at no expense to the Company and its Subsidiaries. There has been no communication to employees by the Company or any of its Subsidiaries which would reasonably be interpreted to promise or guarantee such employees retiree health or life insurance or other retiree death benefits on a permanent basis.

(j) Except as set forth on Section 3.14(j) of the Company Disclosure Statement, neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (either alone or in conjunction with any other event) (i) require the funding of any trust or other funding vehicle, (ii) result in, cause the accelerated vesting, funding or delivery of, or increase the amount or value of, any payment (including forgiveness of Indebtedness) or benefit to any employee, officer or director of the Company or any of its Subsidiaries, or (iii) result in any limitation on the right of the Company or any of its Subsidiaries to amend, merge or terminate any Employee Benefit Plan or related trust. Without limiting the generality of the foregoing, no amount paid or payable (whether in cash, in property, or in the form of benefits) by the Company or any of its Subsidiaries in connection with the transactions contemplated hereby (either solely as a result thereof or as a result of such transactions in conjunction with any other event) will be an “excess parachute payment” within the meaning of Section 280G of the Code.

(k) The Company and each of its Subsidiaries has at all times properly classified (including for purposes of tax law) each of its Employees as employees, and each of its independent contractors as independent contractors, as applicable, and has treated each such Person classified by it as an employee or independent contractor consistently with such status. There is no proceeding pending or, to the knowledge of the Company, threatened in writing against the Company or any of its Subsidiaries by any Person challenging or questioning the classification of any Person as an employee or an independent contractor, including, without limitation, any claim for unpaid benefits, for or on behalf of, any such Person.

(l) None of the Company and its Subsidiaries nor any other Person, including any fiduciary, has engaged in any “prohibited transaction” (as defined in Section 4975 of the Code or Section 406 of ERISA),

which would reasonably be expected to subject any of the Employee Benefit Plans or their related trusts, the Company, any of its Subsidiaries or any person that the Company or any of its Subsidiaries has an obligation to indemnify, to any material Tax or penalty imposed under Section 4975 of the Code or Section 502 of ERISA.

(m) Each Employee Benefit Plan that is a “nonqualified deferred compensation plan” within the meaning of Section 409A(d)(1) of the Code and any award thereunder, in each case that is subject to Section 409A of the Code, has been operated in compliance in all material respects with Section 409A of the Code, based upon a good faith, reasonable interpretation of Section 409A of the Code and the final regulations issued thereunder or Internal Revenue Service Notice 2005–1.

(n) Except as set forth on Section 3.14(n) of the Company Disclosure Statement, there is no contract, agreement plan or arrangement covering any employee or former employee or independent contractor or former independent contractor of the Company or any Subsidiary that, individually or collectively, could give rise to the payment by the Company or any Subsidiary of any amount that would not be deductible by reason of Section 162(a)(1) or Section 280G of the Code.

(o) To the knowledge of the Company, neither the Company nor any of its Subsidiaries has any material unfunded liability arising under or with respect to any Multiemployer Plan.

Section 3.15. Labor Matters.

(a) Neither the Company nor any of its Subsidiaries is a party to or bound by any labor agreement, collective bargaining agreement, work rules or practices, or any other labor-related agreements or arrangements with any labor union, labor organization or works council; there are no labor agreements, collective bargaining agreements, work rules or practices, or any other labor-related agreements or arrangements that pertain to any of the employees of the Company or any of its Subsidiaries; and no employees of the Company or any of its Subsidiaries are represented by any labor organization with respect to their employment with the Company or its Subsidiaries. To the knowledge of the Company, no labor organization or group of employees of the Company or any of its Subsidiaries has made a pending demand for recognition or certification, and there are no representation or certification proceedings or petitions seeking a representation proceeding presently pending or threatened to be brought or filed, with the National Labor Relations Board or any other labor relations tribunal or authority. Within the last three (3) years, there has been no actual or, to the knowledge of the Company, threatened, organizing activities, strikes, work stoppages, slowdowns, lockouts, material arbitrations or material grievances, or other material labor disputes pending or threatened against or involving the Company or any of its Subsidiaries.

(b) Except as would not have a Company Material Adverse Effect, neither the Company nor its Subsidiaries has received: (i) notice of any unfair labor practice charge or complaint pending or threatened before the National Labor Relations Board or any other Governmental Entity against them, (ii) notice of any complaints, grievances or arbitrations arising out of any complaints, grievance or arbitration procedures against them, (iii) notice of any charge or complaint with respect to or relating to them pending before the Equal Employment Opportunity Commission or any other Governmental Entity responsible for the prevention of unlawful employment practices, (iv) notice of the intent of any Governmental Entity responsible for the enforcement of labor, employment, wages and hours of work, child labor, immigration, employment discrimination, disability rights or benefits, equal opportunity, plant closures and layoffs, affirmative action, workers’ compensation, employee leave issues and unemployment insurance or occupational safety and health laws to conduct an investigation with respect to or relating to them or notice that such investigation is in progress, or (v) notice of any complaint, lawsuit or other proceeding pending or threatened in any forum by or on behalf of any present or former employee of such entities, any applicant for employment or classes of the foregoing alleging breach of any express or implied contract of employment, any applicable Law governing employment or the termination thereof or other discriminatory, wrongful or tortious conduct in connection with the employment relationship.

(c) Each of the Company and its Subsidiaries is in all material respects in compliance with all applicable Laws respecting employment and employment practices, including, without limitation, all laws respecting terms and conditions of labor, employment, wages and hours of work, child labor, immigration, employment discrimination, disability rights or benefits, equal opportunity, plant closures and layoffs, affirmative action, workers’ compensation, employee leave issues and unemployment insurance or occupational safety and health laws.

Section 3.16. Insurance.

(a) Except as would not have a Company Material Adverse Effect, the insurance policies and surety bonds which the Company and its Subsidiaries maintain with respect to their assets, Liabilities, employees, officers or directors (“Company Insurance Policies”), (i) are in full force and effect and will not lapse or be subject to suspension, modification, revocation, cancellation, termination or nonrenewal by reason of the execution, delivery or performance of any Transaction Document or consummation of the Transaction; and (ii) are sufficient for compliance in all material respects with all requirements of Law and Contracts of the Company and its Subsidiaries. The Company and its Subsidiaries are current in all premiums or other payments due under each Company Insurance Policy and have otherwise performed in all material respects all of their respective obligations thereunder.

(b) Neither the Company nor any of its Subsidiaries has received during the past three years from any insurance carrier with which it has carried any material insurance (i) any refusal of coverage or notice of material limitation of coverage or any notice that a defense will be afforded with reservation of rights in respect of claims that are or would be reasonably be expected to be material to the Company or its Subsidiaries or (ii) any notice of cancellation or any notice that any insurance policy is no longer in full force or effect or will not be renewed or that the issuer of any Company Insurance Policy is not willing or able to perform its obligations thereunder.

Section 3.17. Transactions with Affiliates. Except as set forth on Section 3.17 of the Company Disclosure Statement, (i) there are no transactions or Contracts between the Company or any of its Subsidiaries, on the one hand, and any director, officer or stockholder (or Affiliate thereof) of the Company, on the other hand, that would be required to be disclosed under Item 404 of Regulation S-K under the Securities Act and Exchange Act (if the Securities Act and Exchange Act were applicable to the Company), (ii) no director, officer or employee of the Company or its Subsidiaries or Affiliate of the Company (other than its Subsidiaries) has any material interest in any Company Material Contract, material tangible asset or material Business Intellectual Property (other than through such Person’s equity interest) that is used by the Company or its Subsidiaries in the conduct of their business, and (iii) no Affiliate of any director, officer or employee of the Company or its Subsidiaries owes any material Indebtedness to or is owed any material Indebtedness from any of the Company or its Subsidiaries, other than employment relationships and compensation, benefits, repayment of travel, entertainment and other advances made in the ordinary course of business.

Section 3.18. Intellectual Property.

(a) Each of the Company and its Subsidiaries owns or has a valid license or right to use all Business Intellectual Property, free and clear of any Liens (except Permitted Liens).

(b) Section 3.18(b) of the Company Disclosure Statement sets forth a correct and complete list of all (i) issued Patents and Patent applications, (ii) Trademark registrations and applications and material unregistered Trademarks, (iii) Copyright registrations and applications and material unregistered Copyrights, and (iv) material Software, in each case which is owned by the Company or its Subsidiaries in any jurisdiction in the world.

(c) Section 3.18(c) of the Company Disclosure Statement sets forth a true, correct, and complete list of all material Contracts pursuant to which the Company or its Subsidiaries (i) are granted or obtains any right to use any Business Intellectual Property (other than Contracts (x) in which grants of Business Intellectual Property are incidental, or (y) granting rights to use readily available shrink wrap or click wrap software having an acquisition price that is not material to the Company and its Subsidiaries), (ii) are restricted in its right to use or register any Business Intellectual Property, or (iii) permit any other Person, to use, enforce, or register any Business Intellectual Property.

(d) The consummation of the transactions contemplated by this Agreement will not materially impair or materially alter the right of the Company or its Subsidiaries to use the Business Intellectual Property as currently owned, used, or held for use in the conduct of the Business.

(e) Except as set forth on Section 3.18(e) of the Company Disclosure Statement:

(i) The conduct of the Business (including the products and services of the Company and its Subsidiaries) as currently conducted, and the conduct of the Business as conducted in the past three (3) years, does not, in any material respect, infringe, misappropriate, or otherwise violate, and has not infringed, misappropriated, or otherwise violated, any Person’s Intellectual Property rights, and there has been no such claim asserted or, to the knowledge of the Company, threatened (including in the form of offers or invitations to obtain a license) in the past three (3) years against the Company or its Subsidiaries.

(ii) To the knowledge of the Company, no Person is in any material respect infringing, misappropriating, or otherwise violating the rights of the Company and its Subsidiaries with respect to their Business Intellectual Property, and no such claims have been asserted or threatened against any Person by the Company or its Subsidiaries in the past three (3) years.

(iii) The Company and its Subsidiaries take reasonable measures to protect the confidentiality of Trade Secrets, including requiring all Persons having access thereto to execute written non-disclosure agreements.

Section 3.19. Stockholder Approval. Other than the agreed-upon stockholder approval referenced in Section 3.2(d), no other vote, approval or consent of holders of the securities of the Company or NewCo is required to authorize and approve the consummation of the transactions contemplated by this Agreement, including the Merger and the Preliminary Transactions. The Company has provided to Parent a true, accurate and complete copy of the irrevocable agreement referenced in Section 3.2(d).

Section 3.20. Trust Account. The Company hereby acknowledges that it has reviewed the final prospectus of Parent, dated January 24, 2008, and the Investment Management Trust Agreement by and between Parent and American Stock Transfer & Trust Company, dated as of January 24, 2008 (the “Trust Agreement”), and is aware that disbursements from the Trust Account are available only in the limited circumstances set forth therein.

Section 3.21. No Brokers. Except as set forth on Section 3.21 of the Company Disclosure Statement, there is no investment banker, broker, finder or other intermediary which has been retained by or is authorized to act on behalf of the Company or its Subsidiaries who is or will be entitled to any fee, commission or payment from the Company or its Subsidiaries in connection with the negotiation, preparation, execution or delivery of this Agreement or the consummation of the Merger.

Section 3.22. Franchises.

(a) (i) The Company and its Subsidiaries have in all material respects timely effected all filings, and registrations, including any updates and modifications based on material changes to reported items, required by applicable law for the offer and sale of franchises and the conduct of a franchising business required by their activities in every jurisdiction in which they operate or offer franchise opportunities, (ii) all offers and sales of franchises have in all material respects been made pursuant to effective registrations, exemptions or exclusions as required by applicable law, and in connection with consummation of each transaction evidenced by a Franchising Contract, disclosure documents, if required, and execution copies of Franchising

Contracts and related documents were in all material respects provided on a timely basis as required by applicable law applicable to the transaction, and (iii) each disclosure document delivered to current or former Franchisees and each disclosure document provided to any Governmental Entity was correct and complete in all material respects when delivered or provided, made in all material respects all disclosures required by applicable law, and did not omit to state any material fact necessary to make the disclosures contained in the disclosure document not misleading.

(b) All franchise registrations and required updates and modifications thereof of the Company and its Subsidiaries remain in full force and effect and are not subject of any existing or, to the knowledge of the Company, threatened, claim, action, suit or proceeding which could reasonably be expected to result in the termination or material revocation, modification, suspension, conditioning or dissolution of any such franchise registration and/or any other circumstance which could reasonably be expected to impede or preclude the Company’s (or applicable Subsidiary’s) ability routinely to renew or amend (as the case may be) any such franchise registration and/or enter into Franchising Contracts in any jurisdictions in any material respect.

(c) The Company and its Subsidiaries are in compliance in all material respects with the applicable requirements of the FTC Trade Regulation Rule entitled “Disclosure Requirements and Prohibitions Concerning Franchising and Business Opportunity Ventures” (the “FTC Rule”), and are in compliance in all material respects with the applicable requirements of Law pertaining to the offer and sale of franchises.

(d) Each uniform franchise offering circular or franchise disclosure document, as applicable, of the Company and its Subsidiaries (each, an “UFOC” or “FDD”), was in material compliance, as of the effective date of such UFOC of FDD, with the applicable disclosure provisions of the FTC Rule and the franchise disclosure laws of those states with which the Company has obtained registration or exemption of franchise offers and sales.

(e) The Company is not subject to a notice of violation of the FTC Rule or any franchise registration law, and the Company is not the subject of any cease and desist order issued by the Federal Trade Commission regarding the Company’s franchising activities.

(f) Except as set forth on Section 3.22 of the Company Disclosure Statement and except as may be granted by operation of Law, no Franchisee or developer of the Company has a protected territory, exclusive territory, covenant not to compete, right of first refusal, option to acquire additional territories or other similar arrangement with the Company or any of its affiliates which in any case would be material to the Company (collectively, the “Territorial Rights”) pursuant to which (i) the Company or any of its affiliates is restricted in any way in its right to own or operate, or license others to own or operate, any business or line of business; or expansion of the Franchisee’s territory. Except as may be granted by operation of law, no Franchisee’s Territorial Rights conflict with the Territorial Rights of any other Franchisee. The consummation of the transactions contemplated hereby will not cause the Company to violate or breach any provisions with respect to Territorial Rights under any Franchise Agreements, licenses or area development agreements between the Company, any Subsidiary or any Franchisee.

(g) Section 3.22(g) of the Company Disclosure Statement sets forth a true and complete list of each Franchise of the Company, setting forth the location of such Franchise, the operator thereof and the current scheduled date of termination of the applicable Franchise relationship.

(h) The Company and its Subsidiaries do not currently engage any Person to act as a franchise broker in connection with any transaction evidenced by a Franchising Contract.

(i) The Company may enter into this Agreement and consummate the transactions contemplated hereby without the consent of any Franchisee.

Section 3.23. Control Share Acquisition. No restrictive provision of any “fair price,” “moratorium,” “control share acquisition,” “business combination,” “stockholder protection,” “interested stockholder” or other similar anti-takeover statute or regulation (each a “Takeover Statute”), or any similar restrictive provision of the Articles of Incorporation or bylaws of the Company is, or at the Effective Time will be, applicable to the Company, Parent, the Company Common Stock, the Merger or any other transaction contemplated by this Agreement.

Section 3.24. No Additional Representations. The Company acknowledges that none of Parent, any of its Representatives, nor any other Person has made any representation or warranty, express or implied, of any kind, including without limitation any representation or warranty as to the accuracy or completeness of any information regarding Parent furnished or made available to the Company and any of its representatives, in each case except as expressly set forth in Article IV (as modified by the Parent Disclosure Statement).

Section 3.25. Preliminary Transactions. As a result of the NewCo Merger, prior to the Closing (i) the Company will become a wholly owned subsidiary of NewCo, and (ii) each outstanding share of the Company’s capital stock will be converted into one share of NewCo Common Stock. Upon filing of the Certificate of Merger with the Secretaries of State of the States of Delaware and California, the Surviving Corporation will own 100% of the outstanding securities of the Company and, except as expressly set forth in Section 2.7(c), no holder of Company or NewCo securities will have any right to acquire any securities of the Surviving Corporation.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

Except as set forth in the applicable section or subsection of the Parent Disclosure Statement (subject to Section 9.11), Parent hereby represents and warrants to the Company as follows:

Section 4.1. Organization; Qualification; Subsidiaries.

(a) Parent is a corporation duly incorporated, validly existing and in good standing under the Laws of the State of Delaware. Parent has all requisite corporate power and authority to own, lease and operate its assets and properties and to carry on its business as presently conducted and as it will be conducted through the Closing Date. Parent is duly qualified to transact business in each jurisdiction in which the ownership, leasing or holding of its properties or the conduct or nature of its business makes such qualification necessary, except where the failure to be so qualified would not have a Parent Material Adverse Effect.

(b) The minute book of Parent contains true, complete and accurate records of all meetings and consents in lieu of meetings of the Board of Directors of Parent (and any committees thereof), similar governing bodies and stockholders (“Parent Corporate Records”) since Parent’s formation. True and complete copies of such Parent Corporate Records have been made available to the Company.

(c) Parent does not have any Subsidiaries and does not own beneficially or otherwise, directly or indirectly, any Equity Securities or ownership interest in, or have any obligation to form or participate in, any other Person.

(d) Parent has delivered to the Company a copy of the Organizational Documents of Parent, and such copies are true, correct and complete, and each such instrument is in full force and effect. Parent is not, and has not been, in violation of any of the provisions of its Organizational Documents.

Section 4.2. Authority.

(a) Parent has all requisite corporate power and authority to execute and deliver this Agreement and to perform all of its obligations hereunder. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated to be performed by Parent hereunder have been duly and validly authorized by all necessary and proper corporate action on the part of Parent, and no other corporate proceedings on the part of Parent are necessary to authorize this Agreement, or to consummate the transactions contemplated hereby, other than the Parent Stockholder Approval.

(b) This Agreement has been duly executed and delivered by Parent and constitutes the legal, valid and binding obligation of Parent, enforceable against Parent in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar Laws relating to or affecting the enforcement of creditors’ rights in general and by general principles of equity (regardless of whether enforcement is sought in equity or at law).

(c) The Board of Directors of Parent has unanimously (i) determined that this Agreement and the transactions contemplated hereby, including the Merger, are advisable and fair to, and in the best interests of, Parent and its stockholders, (ii) approved this Agreement and the transactions contemplated hereby, including the Merger and the amendments to Parent’s Certificate of Incorporation reflected in Exhibit C hereto, (iii) recommended that the holders of the shares of Parent Common Stock approve and adopt this Agreement and the transactions contemplated hereby, including the Merger, (iv) determined that the fair market value of the Company and the Subsidiaries is equal to at least eighty percent (80%) of the amount held in the Trust Fund (excluding the amount held in the Trust Fund representing the deferred compensation of the underwriters arising in connection with the IPO) as required by and in accordance with Parent’s certificate of incorporation, (v) determined that the transactions contemplated by this Agreement constitute a “Business Combination” as such term is defined in the Parent’s certificate of incorporation, (vi) approved Parent’s adoption of the Equity Incentive Plan attached hereto as Exhibit D, and (vii) recommended that the holders of the Public Warrants and the Insider Warrants approve the Warrant Amendment.

Section 4.3. Capitalization.

(a) Section 4.3(a) of the Parent Disclosure Statement sets forth (i) the authorized Equity Securities of Parent, (ii) the number of Equity Securities of Parent that are issued and outstanding, (iii) the number of Equity Securities held in treasury, and (iv) the number of Equity Securities of Parent that are reserved for issuance, in each case, as of the date hereof.

(b) All of the outstanding shares of Parent Common Stock are duly authorized, validly issued, fully paid and non-assessable and were not issued in violation of, and are not subject to, any preemptive rights. Except for (i) warrants to purchase an aggregate of 5,800,000 shares of Parent Common Stock at a per share purchase price of $7.00 purchased by Parent’s sponsors in connection with the IPO (the “Insider Warrants”), (ii) warrants to purchase an aggregate of 20,000,000 shares of Parent Common Stock at a per share purchase price of $7.00 issued as part of the IPO (the “Public Warrants”), and (iii) the rights granted under this Agreement, there are no outstanding options, warrants, calls, demands, stock appreciation rights, Contracts or other rights of any nature to purchase, obtain or acquire or otherwise relating to, or any outstanding securities or obligations convertible into or exchangeable for, or any voting agreements with respect to, any shares of Parent Capital Stock or any other securities of Parent.

(c) As of the Closing, Parent Common Stock to be issued pursuant to this Agreement will be duly authorized and when issued and delivered in accordance with the terms of this Agreement will be validly issued, fully paid, non-assessable, free and clear of all Liens of any kind, and not issued in violation of, and not subject to, any preemptive right.

(d) The descriptions of the rights of holders of all Parent securities (including, but not limited to, Parent Common Stock, Insider Warrants and Public Warrants) and the description of Parent’s registration rights agreement reflected in the Parent SEC Reports are in all material respects true, correct and complete.

Section 4.4. No Conflict. None of the execution, delivery or performance by Parent of this Agreement or the consummation by Parent of the Merger does or will, with or without the giving of notice or the lapse of time or both (a) result in the creation of any Lien upon any of the properties or assets of Parent (except for Permitted Liens) or (b) conflict with, or result in a breach or violation of or a default under, or give rise to a right of amendment, termination, cancellation or acceleration of any obligation or to a loss of a benefit under (i) any Organizational Documents of Parent, (ii) any Contract to which Parent is a party or by which its assets or property may be bound, or (iii) assuming compliance with the matters referred to in Section 4.5, any Law, license, Permit or other requirement to which Parent’s properties or assets are subject, except, in the case of clauses (a), (b)(ii) and (b)(iii), for any conflicts, breaches, violations or defaults as would not have a Parent Material Adverse Effect.

Section 4.5. Governmental Approvals. Except (i) as would not have a Parent Material Adverse Effect, (ii) any approval required pursuant to the HSR Act or (iii) as expressly contemplated by this Agreement, no Consent or Order of, with or to any Governmental Entity is required to be obtained or made by or with respect to Parent in connection with the execution, delivery and performance by Parent of this Agreement or the consummation by Parent of the Merger.

Section 4.6. Parent SEC Reports and Financial Information.

(a) Parent has made available to the Company a correct and complete copy of each report and registration statement filed by Parent with the SEC (the “Parent SEC Reports”), which are all the forms, reports and documents required to be filed by Parent with the SEC prior to the date of this Agreement and which were filed on a timely basis. As of their respective dates the Parent SEC Reports: (i) were prepared in accordance and complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such Parent SEC Reports, and (ii) did not at the time they were filed (and if amended or superseded by a filing prior to the date of this Agreement then on the date of such filing and as so amended or superseded) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(b) Each set of financial statements (including, in each case, any related notes thereto) contained in the Parent SEC Reports (the “Parent Financial Statements”), complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto, was prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited statements, do not contain footnotes) and each fairly presents in all material respects the financial position of Parent at the respective dates thereof and the results of its operations and cash flows for the periods indicated, except that the unaudited interim financial statements were, are or will be subject to normal adjustments as would not individually or in the aggregate reasonably be expected to have a Parent Material Adverse Effect.

(c) Parent does not have (i) any Liability, Indebtedness, obligation, expense, claim, deficiency, guaranty or endorsement of any type, whether accrued, absolute, contingent, matured, unmatured or other (whether or not required to be reflected in accordance with GAAP, but excluding future obligations to perform pursuant to the terms of any Contracts or this Agreement in accordance with the express terms of such Contracts or this Agreement or obligations incurred in the process of identifying and consummating the Merger), that (A) exceeds $100,000 and (B) has not (1) been reflected in the balance sheets included in the Parent SEC Reports or (2) arisen in the ordinary course of Parent’s business consistent with past practices or (ii) any “off-balance sheet arrangement” (as such term is defined in Item 303(a)(4) of Regulation S-K promulgated under the Exchange Act).

(d) Parent has in place systems and processes that are designed to (A) provide reasonable assurances regarding the reliability of the Parent Financial Statements and (B) accumulate and communicate to Parent’s principal executive officer and principal financial officer in a timely manner the type of information that is required to be disclosed in the Parent Financial Statements. Neither Parent nor, to Parent’s knowledge, any employee, auditor, accountant or representative of Parent has received or otherwise had or obtained knowledge of any complaint, allegation, assertion or claim, whether written or oral, regarding the inadequacy of such systems and processes or the accuracy of the Parent Financial Statements. To Parent’s knowledge, there have been no instances of fraud, whether or not material, during any period covered by the Parent Financial Statements.

(e) To Parent’s knowledge, no employee has provided or is providing information to any Governmental Entity regarding the commission or possible commission of any crime or the violation or possible violation of any Law applicable to Parent or any part of its operations. To Parent’s knowledge, none of Parent or any employee, contractor, consultant, subcontractor or agent of Parent has discharged, demoted, suspended, threatened, harassed or in any other manner discriminated against an employee in the terms and conditions of employment because of any act of such employee described in 18 U.S.C. Section 1514A(a).

(f) During the periods covered by the Parent Financial Statements, Parent’s external auditor with respect to such Parent Financial Statements was independent of Parent and its management. Section 4.6(f) of the Parent Disclosure Statement lists each report by Parent’s external auditors to the Board of Directors of Parent, or any committee thereof, or Parent’s management concerning any of the following and pertaining to any period covered by the Parent Financial Statements: critical accounting policies; internal controls; significant accounting estimates or judgments; alternative accounting treatments; and any required communications with the Board of Directors of Parent, or any committee thereof, or with management of Parent.

Section 4.7. Absence of Certain Changes.

(a) Since September 30, 2009, Parent has conducted its business only in the ordinary course consistent with past practice and there has not been a Parent Material Adverse Effect.

(b) Since September 30, 2009, Parent has not taken any action which, if taken after the date hereof and prior to the Closing without the prior written consent of the Company, would violate Section 5.1(c) hereof.

Section 4.8. Taxes.

(a) (i) Parent has duly and timely filed (or has had filed on its behalf) with the appropriate taxing authority all Tax Returns required to be filed by it (“Parent Tax Returns”); (ii) all such Parent Tax Returns are true, correct and complete in all material respects; and (iii) Parent has complied in all material respects with all applicable Laws relating to information reporting and the payment and withholding of Taxes and has withheld and paid all material Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder, foreign person, or other third party.

(b) Parent has (i) duly and timely paid in full all material Taxes required to be paid by it (whether or not shown on any Parent Tax Return) and (ii) made adequate provision in accordance with GAAP (or have had paid or provision has been made on their behalf) for the payment of all Taxes not yet due.

(c) There is no audit, examination, claim, assessment, levy, deficiency, administrative or judicial proceeding, lawsuit or refund Action pending or threatened in writing with respect to any Taxes of Parent.

(d) There are no outstanding Contracts or waivers extending the statutory period of limitations applicable to any claim for, or the period for the collection or assessment of, Taxes of Parent due for any taxable period and no power of attorney granted by Parent with respect to any Taxes is currently in force.

(e) Parent has received written notice of any claim, and, to the knowledge of Parent, no claim has ever been made, by any taxing authority in a jurisdiction where Parent does not file Tax Returns that it is or may be subject to taxation by that jurisdiction.

(f) There are no Liens for Taxes upon any property or assets of Parent, except for Permitted Liens.

(g) Parent is not liable for Taxes of another Person (other than Parent) (i) under any applicable Tax Law, (ii) as a transferee or successor, or (iii) by Contract, indemnity or otherwise.

(h) Parent is not a party to, or bound by, any Tax indemnity agreement, Tax sharing agreement or Tax allocation agreement or similar agreement or arrangement with respect to Taxes (including advance pricing agreement, closing agreement or other agreement relating to Taxes with any taxing authority).

(i) Parent is not required to make any adjustment for any taxable period (or portion thereof) ending after the Closing Date as a result of any change in method of accounting for a taxable period ending on or prior to the Closing Date under Section 48 1(a) or (c) of the Code (or any corresponding or similar provision of state, local or foreign applicable Law).

(j) Parent has not requested or is the subject of or bound by any private letter ruling, technical advice memorandum, or similar ruling or memorandum with any taxing authority with respect to any Taxes, nor is any such request outstanding.

(k) Parent has not participated in a “reportable transaction,” as defined in Treasury Regulations Section 1.6011–4(b)(2).

(l) Parent has not made, changed or revoked any Tax election, changed any annual Tax accounting period, or adopted or changed any method of Tax accounting.

(m) Since its formation, Parent has (i) been classified and treated for U.S. federal income Tax purposes as a corporation, (ii) not made, or been the subject of, any election pursuant to Treasury Regulations Section 30 1.7701-3 to change its original classification for U.S. federal income Tax purposes as a corporation and as a disregarded entity, respectively, and (iii) complied with all other requirements of Law with respect to its classification for U.S. federal income Tax purposes as a corporation.

Section 4.9. Parent Proxy Statement. None of the information in the Proxy Statement (other than information relating to the Company or its Subsidiaries or Affiliates supplied by or on behalf of the Company for inclusion in the Proxy Statement) supplied by the Parent, or by any other Persons acting on behalf of Parent, in writing for inclusion in the Proxy Statement will, as of the date of the Proxy Statement (or any amendment or supplement thereto) is first mailed to Parent Stockholders, at the time of the Parent Stockholders’ Meeting, or at the Effective Time, contain any statement which, at such time and in light of the circumstances under which it is made, is false or misleading with respect to any material fact, or omits to state any material fact required to be stated therein or necessary in order to make the statement therein not false or misleading in any material respect.

Section 4.10. Assets and Real Property.

(a) Parent owns good and valid title or has a valid leasehold interest to use, possess and control all machinery, equipment, personal property, and other tangible assets that are used in, or material to the operation of, the business of Parent as it is currently conducted or is proposed to be conducted free and clear of all Liens, except for Permitted Liens.

(b) Parent and its Subsidiaries do not own and, to the knowledge of Parent, have never owned any real property.

(c) Except as set forth on Section 4.10(c) of the Parent Disclosure Statement, Parent is not a party to or subject to any lease or sublease of real property.

Section 4.11. Contracts.

(a) Except as set forth in the Parent SEC Reports filed prior to the date of this Agreement, there are no Contracts, agreements, leases, mortgages, indentures, notes, bonds, liens, licenses, Permits, franchises, purchase orders, sales orders or other understandings, commitments or obligations (including without limitation outstanding offers or proposals) of any kind, whether written or oral, to which Parent is a party or by or to which any of the properties or assets of Parent may be bound, subject or affected, which creates or imposes a liability greater than $250,000, except for any fees or expenses of Parent’s advisors in connection with the transactions contemplated hereby (“Parent Contracts”). All Parent Contracts are set forth in Section 4.13(a) of the Parent Disclosure Statement other than those that are exhibits to one or more of the Parent SEC Reports.

(b) Parent has performed all material obligations required to be performed by it, and is not in material default or delinquent in performance, status or any other respect (claimed or actual) in connection with, any Parent Contract, and no event has occurred which, with due notice or lapse of time or both, would constitute such a default thereunder. To the knowledge of Parent, no other party to any Parent Contract is in material default in respect thereof, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, except in each case as would not have a Parent Material Adverse Effect.

(c) Parent is not a party to or bound by any contract requiring or contemplating any payment, directly or indirectly, to any Parent Stockholder in exchange for such stockholder’s vote in connection with the Parent Stockholder Approval, including, but not limited to, through any forward contract or other similar arrangement.

Section 4.12. Litigation. There is no judgment, decree, injunction, rule or order of any Governmental Entity or before any arbitrator, of any nature outstanding or, to the knowledge of Parent, threatened against Parent. There are no Actions pending or, to the knowledge of Parent, threatened, before any Governmental Entity, or before any arbitrator, of any nature, brought by or against any of Parent or, to the knowledge of Parent, any of the respective officers or directors involving or relating to Parent or the assets, properties or rights of Parent or the transactions contemplated by this Agreement.

Section 4.13. Compliance with Applicable Law. Parent is in compliance and has complied in all material respects with all Laws applicable to Parent and its respective businesses. No claims or complaints from any Governmental Entities or other Persons have been asserted or received by Parent since formation related to or affecting Parent and its business and, to the knowledge of Parent, no claims or complaints are threatened, alleging that Parent is in violation of any Laws or Permits applicable to Parent. To the knowledge of Parent, no investigation, inquiry or review by any Governmental Entity with respect to Parent is pending or threatened, except for any review of any filings made by Parent with the SEC.

Section 4.14. Employee Matters. Parent has, and never has had, any employees. Parent has not been a party to any Employee Benefit Plan.

Section 4.15. Transactions with Affiliates. Except as contemplated by this Agreement or as reflected in the Parent SEC Reports, there are no transactions or Contracts between Parent and any other Person of a type that would be required to be disclosed under Item 404 of Regulation S-K under the Securities Act and the Exchange Act. There are and have been no loans by Parent to any of its employees, officers or directors, or any of their respective Affiliates.

Section 4.16. Intellectual Property. Parent does not own, license or otherwise have any right, title or interest in any material Intellectual Property or registered Intellectual Property.

Section 4.17. Stockholder Approval. The affirmative vote of the stockholders of Parent holding at least a majority of the issued and outstanding IPO Shares is necessary to approve and adopt this Agreement and to consummate the transactions contemplated hereby, provided, further, that stockholders of Parent holding 30% or more of the shares of Parent Common Stock sold in the IPO shall not have voted against the Merger and properly elected to convert their shares into a cash payment from the Trust Fund. The affirmative vote of the holders of at least a majority of the outstanding Warrants is necessary to approve and adopt the Warrant Amendment.

Section 4.18. Trust Fund. As of the date hereof, Parent has, and expects to have at Closing, no less than $200 million (the “Trust Fund”) invested in United States Government securities or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act in the Trust Account, inclusive of any interest thereon, less (i) any Taxes paid, (ii) any amounts incurred by Parent for working capital and other expense requirements made in accordance with the Trust Agreement or in connection with the transactions contemplated by this Agreement, or (iii) any amounts as Parent is required to pay (x) to stockholders who elect to have their shares converted into cash in accordance with the provisions of Parent’s Certificate of Incorporation and the Trust Agreement or (y) as deferred underwriters’ compensation in connection with the IPO.

Section 4.19. No Brokers. Except as set forth on Section 4.19 of the Parent Disclosure Statement, there is no investment banker, broker, finder or other similar financial intermediary which has been retained by or is authorized to act on behalf of Parent who is or will be entitled to any fee, commission or payment from Parent in connection with the negotiation, preparation, execution or delivery of this Agreement or the consummation of the Merger.

Section 4.20. Business Activities. Other than as described in the Parent SEC Reports, since its organization, Parent has not conducted any material business activities other than activities directed toward the accomplishment of the Initial Business Combination. Except as set forth in the Parent Certificate of Incorporation, there is no agreement, commitment, judgment, injunction, order or decree binding upon Parent or to which Parent is a party which has or could reasonably be expected to have the effect of prohibiting or materially impairing any business practice of Parent, any acquisition of property by Parent or the conduct of business by Parent as currently conducted other than such effects as would not individually or in the aggregate reasonably be expected to have a Parent Material Adverse Effect.

Section 4.21. No Additional Representations. Parent acknowledges that none of the Company, any of its Representatives, nor any Person has made any representation or warranty, express or implied, of any kind, including without limitation any representation or warranty as to the accuracy or completeness of any information regarding the Company furnished or made available to Parent and any of their representatives, in each case except as expressly set forth in Article III (as modified by the Company Disclosure Statement).

ARTICLE V

COVENANTS AND AGREEMENTS

Section 5.1. Conduct of Business. Except (i) as expressly required by this Agreement or Law; (ii) in the case of the Company, with the consent in advance in writing by Parent, such consent not to be unreasonably withheld, conditioned or delayed; or (iii) in the case of Parent, with the consent of the Company, such consent not to be unreasonably withheld, conditioned or delayed, at all times during the period commencing with the execution and delivery of this Agreement and continuing until the earlier to occur of the termination of this Agreement and the Closing Date:

(a) The Company shall (and shall cause each of its Subsidiaries to):

(i) carry on its business in all material respects in the ordinary course of business consistent with past practice; and

(ii) use its reasonable commercial efforts to (A) preserve intact relationships, and maintain in all material respects all Contracts, with its customers, suppliers and other Persons with which it has business relationships and (B) keep available the services of its present officers and employees.

(b) Except as required to consummate the Preliminary Transactions and except for the proposed transactions described in reasonable detail on Section 5.1(b) of the Company Disclosure Statement, the Company shall not, nor will it cause or permit any of its Subsidiaries to, do any of the following:

(i) propose to adopt any amendments to or amend its Organizational Documents;

(ii) except for the issuance of Company Common Stock upon exercise of the Company Stock Options, authorize for issuance, issue, sell, deliver or agree or commit to issue, sell or deliver (whether through the issuance or granting of options, warrants, other equity-based (whether payable in cash, securities or other property or any combination of the foregoing) commitments, subscriptions, rights to purchase or otherwise) any Equity Securities;

(iii) acquire or redeem, directly or indirectly, or amend any of its securities;

(iv) make any distribution or declare, pay or set aside any dividend with respect to, or split, combine or reclassify any shares of capital stock or other Equity Securities;

(v) propose or adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of it;

(vi) forgive any loans to any of its employees, officers or directors, or any of its Affiliates (other than the Company’s Subsidiaries);

(vii) except for borrowings in the ordinary course under the Credit Facilities or as contemplated by the First Lien Credit Amendment, (A) incur or assume any long-term or short-term Indebtedness or issue any debt securities, or (B) mortgage, pledge, dispose of, grant, abandon, or permit to lapse any of its material assets, tangible or intangible, or create or suffer to exist any Lien thereupon (other than Permitted Liens) or agree to do any of the foregoing;

(viii) except as reflected in the Company Financial Statements, make any change in any of the accounting principles or practices used by it except as required by Law or GAAP;

(ix) acquire, sell, lease, license or dispose of any other Person or any equity interest therein or any material property or assets in any single transaction or series of related transactions, other than in the ordinary course of business consistent with past practice;

(x) enter into, renew or amend any transaction or Contract between (A) the Company or any of its Subsidiaries, on the one hand, and (B) any Affiliate of the Company (other than any of the Company’s Subsidiaries), on the other hand;

(xi) other than in the ordinary course of business consistent with past practice, enter into, amend, modify, release any terms of, or waive, grant, assign or transfer any of its material rights or claims under, or terminate any Company Material Contracts;

(xii) except as required to comply with applicable Law, make, change or revoke any material Tax election, amend any Tax Returns, change any Tax accounting method or annual Tax accounting period, settle or compromise any material Tax liability, or consent to the extension or waiver of the statute of limitations period applicable to any material Tax claim or assessment;

(xiii) enter into any collective bargaining agreement;

(xiv) hire any employee who would be an executive officer of the Company or, assuming the Merger is consummated, the Surviving Corporation;

(xv) except as required pursuant to existing written agreements or Employee Benefit Plans in effect prior to the execution of this Agreement, or as otherwise required by Law, (A) increase the compensation, severance or other benefits payable or to become payable to its directors, officers or employees, or former employees, other than increases in compensation to employees (other than executive officers) in connection with annual performance reviews consistent with past practice, or (B) enter into any employment, change of control, severance or retention agreement with any employee of the Company or any Subsidiary; or

(xvi) enter into a Contract to do any of the foregoing.

(c) Parent shall not do any of the following:

(i) propose to adopt any amendments to or amend its Organizational Documents (other than as provided in Section 2.6 and Section 5.2);

(ii) except as required to consummate the Merger and to comply with this Agreement, authorize for issuance, issue, sell, deliver or agree to issue, sell or deliver (whether through the issuance or granting of options, warrants or other equity-based securities and whether payable in cash, securities or other property or any combination of the foregoing) any of its securities;

(iii) amend any of its securities or make any distribution or declare, pay or set aside any dividend with respect to, or split, combine or reclassify any of its equity interests or any shares of capital stock, except, in each case, in connection with (A) the exercise of conversion rights by Parent stockholders pursuant to Parent’s Certificate of Incorporation, or (B) the Warrant Amendment;

(iv) propose or adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization;

(v) make any change in any of the accounting principles or practices used by Parent except as required by changes in GAAP;

(vi) except as required to comply with applicable Law, change any material Tax election, amend any Tax Returns, change any Tax accounting method, settle or compromise any material Tax liability, or consent to the extension or waiver of the limitations period applicable to a material Tax claim or assessment;

(vii) sell, lease, license, pledge or otherwise dispose of, distribute or encumber any properties or assets;

(viii) other than in the ordinary course of business consistent with past practice, enter into, amend, modify, release any terms of, or waive, grant, assign or transfer any of its material rights or claims under, or terminate any Parent Contract; or

(ix) enter into any Contract to do any of the foregoing.

Section 5.2. Proxy Statement; Parent Stockholders’ Meeting.

(a) As promptly as practicable after the execution of this Agreement, Parent will prepare and file the Proxy Statement with the SEC. Parent will respond to any comments of the SEC, and Parent will use its reasonable commercial efforts to (i) cause the Proxy Statement, including any amendment or supplement thereto, be approved by the SEC, and (ii) cause the definitive Proxy Statement to be mailed to Parent’s stockholders as promptly as practicable. As promptly as practicable after the execution of this Agreement, Parent will prepare and file any other filings required under the Securities Act or the Exchange Act or any other Federal, foreign or Blue Sky Laws relating to the Transaction (collectively, the “Other Filings”). Parent will notify the Company promptly upon the receipt of any comments from the SEC or its staff and of any request by the SEC or its staff or any other governmental officials for amendments or supplements to the Proxy Statement or any Other Filing or for additional information and will supply the Company with copies of all correspondence between Parent or any of its Representatives, on the one hand, and the SEC, or its staff or other government officials, on the other hand, with respect to the Proxy Statement or any Other Filing. Parent shall permit the Company to participate in the preparation of the Proxy Statement and any exhibits, amendments or supplements thereto and shall consult with the Company and its advisors concerning any comments from the SEC with respect thereto and shall not file the Proxy Statement or any exhibits, amendments or supplements thereto or any response letters to any comments from the SEC without the prior consent of the Company, such consent not to be unreasonably withheld, conditioned or delayed (it being understood and agreed that it shall not be deemed reasonable to withhold, condition or delay consent to prevent or object to the disclosure of a fact, circumstance or item that is required to be disclosed by applicable Law, rule or regulation or by the staff of the SEC after reasonable consideration of all relevant facts and circumstances). Parent agrees that the Proxy Statement and the Other Filings will comply in all material respects with all applicable Laws and the rules and regulations promulgated thereunder. Whenever any event occurs which is required to be set forth in an amendment or supplement to the Proxy Statement or any Other Filing, the Company or Parent, as the case may be, will promptly inform the other party of such occurrence and cooperate in filing with the SEC or its staff or any other government officials, and/or mailing to Parent Stockholders, such amendment or supplement. The Proxy Statement will be sent to the Parent Stockholders for the purpose of soliciting proxies from Parent Stockholders to vote in favor of, among other things, (i) approval of an amendment to Parent’s Certificate of Incorporation to extend the date by which Parent must complete a business combination from January 23, 2010 to February 16, 2010, (ii) approval of the Merger, including the issuance and sale of the Parent Common Stock to the extent that such issuance requires stockholder approval under the rules of the NYSE Amex; (iii) approval of the amendments to the Certificate of Incorporation of Parent as required so that the Certificate of Incorporation of Parent can be amended and restated substantially in the form attached hereto as Exhibit C, (iv) approval of the 2009 Omnibus Stock Incentive Plan substantially in the form attached hereto as Exhibit D, and (v) approval of a customary adjournment or postponement proposal reasonably satisfactory to Parent and the Company (the matters described in clauses (i) through (v) the “Voting Matters”). The Proxy Statement shall also be used to solicit proxies from holders of Public Warrants to vote in favor of the amendment of all Public Warrants and Insider Warrants substantially in the form attached hereto as Exhibit E (the “Warrant Amendment”).

(b) As soon as practicable after the Proxy Statement is approved by the SEC or Parent has been notified by the SEC that it will not review the Proxy Statement, Parent shall distribute the Proxy Statement to the Parent Stockholders and, pursuant thereto, shall (i) call a meeting of the Parent Stockholders (the “Parent Stockholders’ Meeting”) in accordance with the DGCL and solicit proxies from such holders to vote in favor of the approval of the Voting Matters, and (ii) call a meeting of the holders of Warrants in accordance with the DGCL and solicit proxies from such holders to vote in favor of the approval of the Warrant Amendment.

(c) Parent shall (i) comply, and the Company shall provide Parent with such information concerning the Company reasonably requested by Parent that is necessary for the information concerning the Company in the Proxy Statement to comply, with all applicable provisions of and rules under the Exchange Act and other applicable federal securities laws and all applicable provisions of the Delaware General Corporation Law in the preparation, filing and distribution of the Proxy Statement, the solicitation of proxies thereunder, and the calling and holding of the Parent Stockholders’ Meeting, and (ii) without limiting the generality of the foregoing, ensure that the Proxy Statement does not, as of the date which it is distributed to the Parent Stockholders and as of the date of the Parent Stockholder Meeting, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, not misleading; provided that, in each case, notwithstanding anything in this Agreement to the contrary, Parent shall not be responsible for the accuracy or completeness of any information relating to the Company, its Subsidiaries or its Affiliates, or any other information furnished by or on behalf of the Company or its Subsidiaries for inclusion in the Proxy Statement.

(d) Subject to its fiduciary duties under Delaware Law, the Board of Directors of Parent shall recommend that the Parent Stockholders vote in favor of approval of the Voting Matters and that the holders of Warrants vote in favor of approval of the Warrant Amendment, and Parent, acting through Board of Directors of Parent, shall include in the Proxy Statement such recommendation, and shall otherwise use best efforts to obtain the Parent Stockholder Approval; provided that under no circumstances shall Parent’s directors, officers or shareholders be required to expend any personal funds (other than reasonable business expenses reimbursable by Parent), incur any liabilities or bring (or threaten to bring) any Action against a third party in order to obtain the Parent Stockholder Approval. This Section 5.2(d) shall not require Parent to make any payment to any shareholder in exchange for such shareholder’s vote in favor of the Merger. The Company shall use reasonable commercial efforts to assist Parent in obtaining the Parent Stockholder Approval, including by participating in customary investor presentations and road shows.

(e) The Company shall review the Proxy Statement and shall confirm in writing to Parent, as of the date of mailing the Proxy Statement to Parent Stockholders, that the information relating to the Company contained in the Proxy Statement does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading (the “Proxy Confirmation”). From and after the date on which the Proxy Statement is mailed to the Parent Stockholders, the Company will give Parent written notice of any action taken or not taken by the Company or its Subsidiaries which is known by the Company to cause the Proxy Confirmation to be incorrect or inaccurate in any material respect; provided that, if any such action shall be taken or fail to be taken, the Company and Parent shall cooperate fully to cause an amendment to be made to the Proxy Statement such that the Proxy Confirmation is no longer incorrect or inaccurate in any material respect with respect to any information concerning the Company required to be included in the Proxy Statement.

(f) The Company shall (i) use its reasonable best efforts to provide (or cause to be provided) to Parent, as promptly as reasonably practicable and in any event prior to the date on which the Proxy Statement is mailed to the Parent Stockholders, in form and substance appropriate for inclusion in the Proxy Statement, all financial statements with respect to the Company and its Subsidiaries, including pro forma financial statements, required by the Exchange Act (and the rules and regulations thereunder) to be included in the Proxy Statement, (ii) cooperate with Parent in connection with the preparation of pro forma financial statements reflecting the Merger and certain prior Company acquisitions, that comply with either (A) the requirements of Regulation S-X under the rules and regulations of the SEC (as interpreted by the staff of the SEC) for financial statements that would be required to be included in a definitive Proxy Statement filed pursuant to Regulation 14A of the Exchange Act or (B) the requirements set forth in clause (A) except as the staff of the SEC may permit Parent by waiver of such requirements, and (iii) provide and make reasonably available upon reasonable notice the senior management employees and other Representatives of the Company to discuss the materials required to be prepared and delivered pursuant to this Section 5.2(f). In addition, not later than January 8, 2010, the Company shall deliver to Parent a list of each Contract to which the Company or any of its Subsidiaries is a party which is a “material contract” as such term is defined in Item 601(b)(10) of Regulation S-K of the SEC.

(g) Parent shall promptly advise the Company, at any time and from time to time, if it becomes a party to or bound by any Contract requiring or contemplating any payment, directly or indirectly, to any Parent Stockholder, any holder of Public Warrants or any other Person to secure votes in connection with the Parent Stockholder Approval and/or approval of the Warrant Amendment, as applicable, or to purchase shares of Parent Common Stock or Public Warrants from Persons who intend to vote against or who could reasonably be expected to vote against the Parent Stockholder Approval and/or the Warrant Amendment, as applicable, including, but not limited to, through any forward contract or other similar arrangement.

Section 5.3. Reasonable Efforts; Regulatory Matters; Third-Party Consents.

(a) Upon the terms and subject to the conditions set forth in this Agreement, and except where a different efforts standard is expressly applicable, each of the parties hereto shall use all reasonable commercial efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Merger and the other transactions contemplated hereby, including, without limitation, (i) to use all reasonable commercial efforts to satisfy all conditions set forth in Article VI, (ii) to prepare and file, as promptly as practicable, all necessary documentation, (iii) to effect all applications, notices, petitions and filings, and (iv) to obtain as promptly as practicable all Consents of all third parties and Governmental Entities that are required to consummate the Merger; provided, however, that (x) no party shall be required to make any payment to obtain any Consent from a third party (or Governmental Entity), and (y) neither Parent nor Company nor any of their Subsidiaries shall agree orally or in writing to any material amendments to any Company Material Contract or Parent Contract, as applicable (whether to have effect prior to or after the Closing), in each case, in connection with obtaining any Consents from any private third-party or Governmental Entity without obtaining the prior written consent of the other party.

(b) If any required Consent of any third party (excluding any Governmental Entity) is not obtained prior to the Closing, the parties hereto, each without cost, expense or liability to the other (except as provided in Article VI hereof), shall cooperate in good faith to seek, if possible, alternative arrangements to achieve the economic results intended.

(c) Subject to applicable Law and any applicable confidentiality restrictions, Parent and its counsel, on the one hand, and the Company and its counsel, on the other hand, shall have the right to review (in advance to the extent practicable) any information relating to the other that appears in any filing made with, or written materials submitted to, any Governmental Entity in connection with the Merger, provided that nothing contained herein shall be deemed to provide any party to this Agreement with a right to review any such information provided to any Governmental Entity on a confidential basis in connection with the Merger.

(d) The Company and Parent shall give prompt notice to the other of (i) any representation or warranty made by it in this Agreement becoming untrue or inaccurate in any material respect, or (ii) the failure by it to comply with or satisfy in any material respect any covenant or agreement to be complied with or satisfied by it hereunder, provided, however, that such notification pursuant to this Section 5.3(d) shall not limit or otherwise effect the remedies available hereunder to the party receiving such notice.

(e) The Company shall cause each Company Stock Option, if not previously exercised, to be cancelled prior to the Effective Time. The Company shall also (i) cause the Company’s 2006 Stock Incentive Plan to terminate as of the Effective Time and cause the provisions in any other plan, program or arrangement providing for the issuance or grant by the Company of any interest in respect of Equity Securities of the Company to terminate and have no further force or effect as of the Effective Time, and (ii) ensure that following the Effective Time no holder of Company Stock Options or any participant in the Company’s 2006 Stock Incentive Plan or anyone other than Parent shall hold or have any right to acquire any Equity Securities of the Company or the Surviving Corporation.

(f) Prior to the Effective Time, the Company shall take all actions necessary to provide that, at the Effective Time, all shares of Company Common Stock subject to vesting and transfer or other restrictions shall become fully vested and all restrictions on such shares shall lapse. Pursuant to Section 2.7(c), such shares shall be cancelled, retired and shall cease to exist, and shall be converted into the right to receive the Merger Consideration.

Section 5.4. Access to Information. Each of the Company and Parent shall, and shall cause each of its respective Subsidiaries to, afford to the other party and to the Representatives of such other party, reasonable access during normal business hours during the period prior to the Effective Time to all their respective properties, books, Contracts, personnel and records and, during such period, each of the Company and Parent shall, and shall cause each of its respective Subsidiaries to, furnish promptly to the other party a copy of each report, schedule, registration statement and other document filed by it during such period pursuant to the requirements of federal or state securities laws.

Section 5.5. Public Announcements. From the date of this Agreement until the earlier of the Closing and the termination of this Agreement, the parties hereto shall cooperate in good faith to jointly prepare all press releases and public announcements pertaining to this Agreement and the transactions contemplated hereby, and no party shall issue or otherwise make any public announcement or communication pertaining to this Agreement or such transactions without the prior consent of Parent (in the case of the Company) or the Company (in the case of Parent), except as required by any Laws or by the rules and regulations of, or pursuant to any agreement of, a stock exchange. Each party will not unreasonably withhold approval from the others with respect to any press release or public announcement. If any party determines that it is required by any Law or by the rules and regulations of, or pursuant to any agreement with, a stock exchange, to make this Agreement or the terms of any transactions contemplated hereby public or otherwise issue a press release or make public disclosure with respect thereto, it shall, to the extent permitted by Law, at a reasonable time before making any public disclosure, consult with the other party regarding such disclosure and give the other party reasonable time to comment on such release or announcement in advance of such issuance. This provision will not apply to communications by any party to its counsel, accountants and other professional advisors.

Section 5.6. Stock Exchange Listing. Parent shall use its commercially reasonable efforts to cause the Parent Common Stock issuable pursuant to this Agreement to be approved for listing on the New York Stock Exchange or such other securities exchange as may be mutually agreed to in writing by Parent and the Company, subject to official notice of issuance, prior to the Effective Time. The Company and its Subsidiaries shall cooperate fully in completing any listing application to cause the Parent Common Stock to be approved for listing pursuant to the preceding sentence.

Section 5.7. Directors’ and Officers’ Insurance.

(a) From and after the Effective Time, Parent agrees that it will indemnify, defend and hold harmless each present and former director and officer of Parent, NewCo and the Company and each special advisor to Parent prior to the Closing (the “Indemnified Parties”), against any costs or expenses (including attorneys’ fees and disbursements), judgments, fines, losses, claims, damages or liabilities incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of or pertaining to the fact that the Indemnified Party is or was an officer, director, employee or fiduciary of Parent, NewCo or the Company (or any of their respective Subsidiaries), whether asserted or claimed prior to, at or after the Effective Time (including with respect to any acts or omissions in connection with this Agreement and the transactions and actions contemplated hereby), to the fullest extent that Parent would have been permitted under applicable Law and its Certificate of Incorporation or Bylaws (and, to the extent not contrary to applicable Law or its Certificate of Incorporation, any indemnification agreement) in effect on the date of this Agreement to indemnify such Person (and Parent shall also promptly advance expenses as incurred to the fullest extent that Parent would have been permitted under applicable Law or its Certificate of Incorporation or Bylaws (and, to the extent not contrary to applicable Law or its Certificate of Incorporation, any indemnification agreement) in effect on the date of this Agreement; provided that the Person to whom expenses are advanced provides an undertaking, if and only to the extent required by applicable Law or Parent’s Certification of Incorporation or Bylaws, to repay such advances if it is ultimately determined that such Person is not entitled to indemnification). In the event of any claim, action, suit, proceeding or investigation, Parent shall not settle, compromise or consent to the entry of any judgment in any claim, action, suit, proceeding or investigation (and in which indemnification could be sought by Indemnified Parties hereunder), unless such settlement, compromise or consent includes an unconditional release of such Indemnified Party from all liability arising out of such claim, action, suit, proceeding or investigation or such Indemnified Party otherwise consents in writing.

(b) The Certificate of Incorporation and the Bylaws of Parent shall contain provisions no less favorable with respect to indemnification and advancement of expenses of individuals who were directors and officers prior to the Effective Time than are set forth, as of the date of this Agreement, in Parent’s Certificate of Incorporation and Bylaws, which provisions shall not be amended, repealed or otherwise modified for a period of seven (7) years from the Effective Time in any manner that would adversely affect the rights thereunder of any such individual.

(c) From and after the Closing Date and until the seven (7) year anniversary of the Closing Date, Parent shall maintain in effect directors’ and officers’ liability insurance (or, at Parent’s option, a “tail” insurance policy) covering the Indemnified Parties for any actions taken by them or omissions by them on or before the Closing Date with at least One Hundred Million Dollars ($100,000,000) of coverage; provided that in no event will Parent be required to pay more than $1,000,000 in premiums in any one year (in which event Parent shall purchase the greatest coverage available for such amount). Nothing in this Section 5.7 shall affect the right of any directors or officers that continue their employment with Parent (or any Subsidiary, including the Company and its Subsidiaries) to participate in any directors’ and officers’ liability insurance policy in effect after the Closing for actions taken after the Closing.

(d) The provisions of this Section 5.7 are intended to be for the benefit of, and shall be enforceable by, each of the Indemnified Parties and their respective successors, heirs and legal representatives, shall be binding on all successors and assigns of Parent and shall not be amended in any matter that is adverse to the Indemnified Parties (including their successors, heirs and legal representatives) without the written consent of the Indemnified Party (including the successors, heirs and legal representatives) affected thereby.

(e) The rights of the Indemnified Parties under this Section 5.7 shall be in addition to any rights such Indemnified Parties may have under the Certificate of Incorporation or Bylaws of Parent or the Company (as applicable), or under any applicable Contracts or Laws, and Parent shall honor and perform under all indemnification agreements entered into by Parent or, the Company or any of their respective Subsidiaries.

Section 5.8. Trust Waiver. The Company hereby acknowledges, on its behalf and on behalf of its Subsidiaries and Representatives, that Parent is a blank check company formed for the purpose of acquiring (an “Initial Business Combination”) one or more businesses or assets. The Company further acknowledges that Parent’s sole assets consist of the cash proceeds of its initial public offering (the “IPO”) and private placements of its securities, and that substantially all of those proceeds have been deposited in the Trust Account for the benefit of Parent, certain of its stockholders and the underwriters of its IPO. The monies in the Trust Account may be disbursed only (i) to certain of Parent’s stockholders in the event of the redemption of their shares or the liquidation of Parent, (ii) to Parent in an aggregate amount of up to $3,500,000 of interest accrued from the Trust Account for working capital, (iii) to Parent after it consummates an Initial Business Combination, and (iv) if Parent fails to complete an Initial Business Combination within the allotted time period and liquidates, subject to the terms of the agreement governing the Trust Account, to certain of Parent’s stockholders. For and in consideration of Parent agreeing to evaluate the Company for purposes of consummating an Initial Business Combination with it, the Company and its Subsidiaries and each holder of Company Common Stock hereby agrees that it does not have any right, title, interest or claim of any kind in or to any monies in the Trust Account (any “Claim”) and hereby waives any Claim it may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with Parent and will not seek recourse (whether directly or indirectly) against the Trust Account for any reason whatsoever.

Section 5.9. No Solicitation.

(a) From the date hereof through the earlier of the Closing Date or termination of this Agreement, the Company and its Affiliates shall not, and shall not authorize or permit any of its or their officers, directors, employees, investment bankers, attorneys, accountants, consultants or other agents or advisors to, directly or indirectly, (i) furnish any confidential information relating to the Company or any of its Subsidiaries or afford access to the business, properties, assets, books or records of the Company or any of its Subsidiaries to, otherwise cooperate in any way with, or knowingly assist, participate in, facilitate or encourage any effort by, or have discussions with any third party that is seeking to make, or has made, a Company Acquisition Proposal, or (ii) enter into any agreement with respect to a Company Acquisition Proposal. Except with the prior written consent of Parent in its sole discretion, the Company shall immediately cease and cause to be terminated any such negotiations, discussions or agreements (other than with Parent) that are the subject matter of clause (i) or (ii) above. In the event that the Company or any of the Company’s Affiliates shall receive, prior to the Effective Time or the termination of this Agreement, any offer, proposal, or request, directly or indirectly, with respect to a Company Acquisition Proposal, or any request for disclosure or access as referenced in clause (i) above, except with the prior written consent of Parent in its sole discretion, the Company shall (A) immediately suspend any discussions with such offeror or Person with regard to such offer, proposal, or request and (B) promptly (and in any event within 48 hours) notify Parent thereof, including information as to the material terms of the Company Acquisition Proposal and the identity of the Person making such Company Acquisition Proposal or request.

(b) From the date hereof through the earlier of the Closing Date or termination of this Agreement, Parent shall not authorize any of its officers, directors, employees, investment bankers, attorneys, accountants, consultants or other agents or advisors to, directly or indirectly, make any Parent Acquisition Proposal, enter into any agreement with respect to a Parent Acquisition Proposal or have discussions with any third party with respect to a Parent Acquisition Proposal, provided that Parent and its Representatives may engage in such discussions with a third party and/or furnish confidential information to a third party if (A) it is in response to an unsolicited bona fide proposal or offer made by such third party, (B) the Board of Directors of Parent has determined in good faith, after consultation with its outside legal and financial advisors, that such proposal or offer constitutes a Superior Proposal, and (C) the Board of Directors of Parent has determined in good faith (after consultation with outside legal counsel) that the failure to engage in such discussions would cause it to violate its fiduciary duties under Delaware law. In the event that the Parent or any of Parent’s Affiliates shall receive, prior to the Effective Time or the termination of this Agreement, any offer, proposal, or request, directly or indirectly, with respect to a Parent Acquisition Proposal, or any request for disclosure or access to information regarding Parent, except with the prior written consent of Company in its sole discretion, Parent shall promptly (and in any event within 48 hours) notify the Company thereof, including information as to the material terms of the Parent Acquisition Proposal and the identity of the Person making such Parent Acquisition Proposal or request.

(c) The parties hereto agree that irreparable damage would occur in the event that the provisions of this Section 5.9 were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed by the parties hereto that the Company or Parent, as the case may be, shall be entitled to an immediate injunction or injunctions, without the necessity of proving the inadequacy of money damages as a remedy and without the necessity of posting any bond or other security, to prevent breaches of the provisions of this Section 5.9 and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, specific performance being the sole remedy with respect to this Section 5.9 if it is available. Without limiting the foregoing, it is understood that any violation of the restriction set forth above by (A) any officer, director, employee, Affiliate, investment banker, attorney, accountant, consultant or other agent or advisor of the Company shall be deemed to be a breach of this Agreement by the Company and (B) any officer, director, employee, Affiliate, investment banker, attorney, accountant, consultant or other agent or advisor of Parent shall be deemed to be a breach of this Agreement by Parent.

Section 5.10. Tax Treatment. Parent and its Subsidiaries shall report the Merger on their U.S. Tax Returns as a reorganization within the meaning of Section 368(a) of the Code. Except as required by a “determination” (as defined in Section 1313 of the Code), none of Parent and its Subsidiaries shall take any action following the Closing that would reasonably be expected to cause the Merger to fail to qualify as a reorganization within the meaning of Section 368(a) of the Code.

Section 5.11. Other Actions. Notwithstanding anything to the contrary in Section 5.5:

(a) as promptly as practicable after the execution of this Agreement, (i) Parent and the Company shall mutually agree on and issue a press release announcing the execution of this Agreement, and (ii) Parent shall prepare and file a Current Report on Form 8-K pursuant to the Exchange Act to report the execution of this Agreement, attaching this Agreement and such press release thereto, which the Company shall review, comment upon and approve (which approval shall not be unreasonably withheld, conditioned or delayed) prior to filing.

(b) as promptly as practicable after the voting results at the Parent Stockholders’ Meeting are known, (i) Parent and the Company shall mutually agree on and issue a press release announcing such voting results and, if applicable, the consummation of the transactions contemplated hereunder, and (ii) Parent shall prepare a draft Form 8-K announcing such results, and announcing the Closing, if applicable, together with, or incorporating by reference, the financial statements prepared by the Company and its accountants, and such other information that may be required to be disclosed with respect to such results, including the transactions contemplated hereunder, if applicable, in any report or form to be filed with the SEC (“Closing Form 8-K”), which the Company shall review, comment upon and approve (which approval shall not be unreasonably withheld, conditioned or delayed) prior to filing.

(c) the Company shall (i) use its reasonable best efforts to provide (or cause to be provided) to Parent, as promptly as practicable but in no event later than three (3) Business Days after the Closing Date, in form and substance appropriate for inclusion in the Closing Form 8-K, all financial statements with respect to the Company, including pro forma financial statements, required by the Exchange Act (and the rules and regulations thereunder) to be included in the Closing Form 8-K, and (ii) provide and make reasonably available upon reasonable notice the senior management employees and other Representatives of the Company to discuss the materials required to be prepared and delivered pursuant to this Section 5.11(c).

Section 5.12. HSR Act. If required pursuant to the HSR Act, as promptly as practicable after the date of this Agreement, Parent and the Company shall each prepare and file the notification required of it thereunder in connection with the Merger and shall promptly and in good faith respond to all information requested of it by the Federal Trade Commission and Department of Justice in connection with such notification and otherwise cooperate in good faith with each other and such Governmental Entities. Parent and the Company shall (a) promptly inform the other of any communication to or from the Federal Trade Commission, the Department of Justice or any other Governmental Entity regarding the Merger; (b) give the other prompt notice of the commencement of any Action by or before any Governmental Entity with respect to the Merger; and (c) keep the other reasonably informed as to the status of any such Action. Filing fees with respect to the notifications required under the HSR Act shall be paid by the Company.

Section 5.13. Confidentiality. Any confidentiality agreement with respect to the Merger previously executed by the Parties (or any of them) shall be superseded in its entirety by the provisions of this Agreement. Each Party agrees to maintain in confidence any non-public information received from or on behalf of any other Party, and to use such non-public information only for purposes of consummating the Merger. Such confidentiality obligations will not apply to (i) information which was known to the one Party or its Representatives prior to receipt from the other Party; (ii) information which is or becomes generally known; (iii) information acquired by a Party or its Representative from a third party who was not known by such Party to be bound to an obligation of confidentiality; and (iv) disclosure required by Law or the rules and regulations of or pursuant to any agreement with a stock exchange or trading system. In the event this Agreement is terminated, each Party (A) will at the request of the relevant party return or cause to be returned to the relevant party all documents and other material obtained from the relevant party in connection with the Transaction, and (B) will at the request of the relevant party use its reasonable efforts to delete from its computer systems all documents and other material obtained from the relevant party in connection with the Merger.

Section 5.14. Founders’ Stock. Parent hereby represents, warrants, and agrees that, pursuant to the terms of that certain side letter, dated as of December 7, 2009, by and among the Founders, Parent and the Company, a true and correct copy of which has been provided to the Company, the Founders shall transfer to Parent, for cancellation prior to the Effective Time, an aggregate of One Million (1,000,000) shares of Parent Common Stock.

Section 5.15. Second Lien Payoff Letter. At least three business days prior to the Closing Date, the Company will provide Parent with a pay-off letter from holders of Indebtedness incurred pursuant to the Second Lien Credit Agreement that have consented to the transactions contemplated by the Second Lien Retirement Agreement (which shall be at least 90%-in-interest of all holders of Indebtedness under the Second Lien Credit Agreement), and make arrangements reasonably satisfactory to Parent for such holders to provide to the Company, contemporaneous with the delivery of funds and Parent Series A preferred stock as contemplated by the Second Lien Retirement Agreement, documents reasonably requested by Parent.

Section 5.16. Takeover Statutes. If any Takeover Statute enacted under state or federal law shall be or become applicable to the Merger or any of the other transactions contemplated hereby, each of the Company and Parent and the board of directors of each of the Company and Parent shall grant such approvals and take such actions as are reasonably necessary so that the Merger and the other transactions contemplated hereby may be consummated as promptly as practicable on the terms contemplated hereby and otherwise use commercially reasonable efforts to eliminate or minimize the effects of such statute or regulation on the Merger and the other transactions contemplated hereby.

Section 5.17. Calculation of Closing Date Debt. On the day preceding the Closing Date, the Company shall cause to be prepared and delivered to Parent the Company’s good faith, reasonably detailed written calculation of the Closing Date Debt, certified by the Company’s chief financial officer and including such schedules and data as may be appropriate to support such calculation. Parent and its Representatives shall be entitled to review any working papers, trial balances and similar materials relating to the Company’s calculation of Closing Date Debt, and the Company shall make the Company’s chief financial officer reasonably available to Parent to discuss such calculation. The Company’s calculation of the Closing Date Debt shall be subject to the approval of Parent, which consent shall not be unreasonably withheld, conditioned or delayed.

Section 5.18. Preliminary Transactions. Unless the Company reasonably concludes that the conditions set forth in Section 6.1 and 6.2 will not be satisfied (other than those conditions that by their nature are to be satisfied by actions to be taken at the Closing), and has promptly notified Parent in writing of such conclusion, the Company and NewCo shall cause the following transactions (the “Preliminary Transactions”) to be consummated in the order described below prior to the Closing: (i) NewCo shall form a wholly owned subsidiary under the CGCL (“Koosharem Merger Sub”), (ii) Koosharem Merger Sub shall merge with and into the Company in accordance with the CGCL, and the Company shall be the surviving entity (the “NewCo Merger”), and (iii) the Company shall convert into a single-member limited liability company, the sole owner of which shall be NewCo, including for Federal income tax purposes. The Company and NewCo represent, warrant and agree that, as a result of the NewCo Merger, and upon the effectiveness thereof, (x) the shares of NewCo owned by the Company shall be cancelled without any consideration, (y) each shareholder of the Company shall receive such number of shares of NewCo Common Stock as is equal to the number of shares held by such shareholder in the Company immediately prior to the NewCo Merger (in each case with substantially the same economic terms, rights, privileges, designations and preferences as the shares of Company common stock theretofore held by such shareholder), and (z) the former shareholders of the Company shall thereupon be the only shareholders of NewCo. The Company and NewCo shall take all corporate action necessary to authorize and perform the NewCo Merger and each of the other actions necessary to effect the Preliminary Transactions. The Company and NewCo represent, warrant and agree that, upon consummation of the Preliminary Transactions, the holders of at least 90% of the outstanding NewCo Common Stock shall execute a stockholder consent evidencing their approval and adoption of this Agreement and the Merger.

Section 5.19. Additional Limitations on Company and NewCo Conduct. Notwithstanding anything set forth in Section 5.1(b) of the Company Disclosure Statement or set forth elsewhere herein, neither the Company nor NewCo shall, nor shall they permit any of their Subsidiaries to:

(i) make any tax distributions from the Company or NewCo in excess of $2,700,000 during the period commencing October 4, 2009 and ending on the Closing; or

(ii) delay payment of any accrued expense, payable or other liability owing to any Person, including but not limited to any Affiliate of the Company (including D. Stephen Sorensen or any of his Affiliates) beyond the earlier of its regular due date or the date when such liability would have been paid in the ordinary course of business consistent with past practices.

ARTICLE VI

CONDITIONS TO CLOSING

Section 6.1. Conditions to Each Party’s Obligation to Effect the Merger. The obligations of Company, NewCo and Parent to effect the Merger are subject to the satisfaction or waiver at or prior to the Closing of each of the following conditions:

(a) No Injunctions or Illegality. No statute, rule, regulation, executive order, decree or ruling shall have been adopted or promulgated, and no temporary restraining order, preliminary or permanent injunction or other order issued by a court or other Governmental Entity of competent jurisdiction shall be in effect, having the effect of making the Merger illegal or otherwise prohibiting consummation of the Merger. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the Merger shall be in effect; provided, however, that prior to asserting this condition, subject to Section 5.3, each of the parties shall have used reasonable commercial efforts to prevent the entry of any such injunction or other order and to appeal as promptly as possible any such injunction or other order that may be entered.

(b) Regulatory Approvals. (i) All waiting periods (and all extensions thereof), if any, applicable to the consummation of the Merger under the HSR Act shall have terminated or expired, and (ii) all approvals or consents of a Governmental Entity which are required to be obtained in connection with the Merger shall have been obtained, except where the failure to obtain such approval or consent would not, individually or in the aggregate, have or reasonably be expected to have a Parent Material Adverse Effect or Company Material Adverse Effect.

(c) Stockholder Approval. The Parent Stockholder Approval shall have been obtained.

(d) Warrant Amendment. The Warrant Amendment shall have been approved by the requisite holders of the Public Warrants and the Insider Warrants.

Section 6.2. Conditions to Obligations of Parent. The obligations of Parent to effect the Merger are subject to the satisfaction or waiver by Parent at or prior to the Closing of each of the following conditions:

(a) Representations and Warranties. (i) The representations and warranties set forth in Sections 3.1, 3.2, 3.3, 3.19, 3.23 and 3.25 shall be true and correct in all material respects, in each case both when made and at and as of the Closing Date as if made on the Closing Date (except to the extent expressly made as of the date hereof or as of an earlier date, in which case as of such date), and (ii) all other representations and warranties set forth in Article III shall be true and correct (disregarding all qualifications or limitations as to “materiality,” “Company Material Adverse Effect” or words of similar import) at and as of the Closing Date as if made on the Closing Date (except to the extent expressly made as of the date hereof or as of an earlier date, in which case as of such date), except where the failure of such representations and warranties to be so true and correct would not have a Company Material Adverse Effect, and the Company shall have delivered to Parent a certificate confirming the foregoing (i) and (ii) as of the Closing Date.

(b) Performance of Obligations of the Company. Each and all of the covenants and agreements of the Company and its Subsidiaries to be performed or complied with pursuant to this Agreement shall have been performed and complied with in all material respects, and the Company shall have delivered to Parent a certificate confirming the foregoing as of the Closing Date.

(c) Material Adverse Effect. No Company Material Adverse Effect shall have occurred at or after the date hereof, and the Company shall have delivered to Parent a certificate confirming the foregoing as of the Closing Date.

(d) Opinion of Counsel. Parent shall have received an opinion of the Company’s counsel, Skadden, Arps, Slate, Meagher & Flom LLP, which opinion shall have reasonable qualifications, assumptions and exceptions and shall be limited to opinions with respect to (i) the Company’s due authorization of this Agreement, (ii) the enforceability of this Agreement against the Company, (iii) the Company’s outstanding capital stock, and (iv) NewCo’s outstanding securities (it being agreed that the opinions in clauses (iii) and (iv) shall be based solely upon a review of the Company’s stock records and the documents required to effect the Preliminary Transactions), such opinion to be in a form reasonably acceptable to Parent’s counsel and dated as of the Closing Date.
(e) Consents. The Company shall have obtained all Consents required to consummate the Merger, except those Consents the failure of which to obtain would not, individually or in the aggregate, have a Company Material Adverse Effect.

(f) Appraisal Rights. NewCo Stockholders that beneficially own more than 1% of the outstanding shares of NewCo Common Stock shall not have demanded and validly perfected appraisal of their shares of NewCo Common Stock in accordance with Chapter 13 of the CGCL.

(g) First Lien Credit Amendment. The Company shall have advised Parent of the results of the “Dutch auction” contemplated by the First Lien Credit Amendment, and the transactions contemplated by the First Lien Credit Amendment shall be consummated on or about the Effective Time.

(h) Closing Form 8-K Financials. Parent shall be reasonably satisfied that it will be able to obtain, not later than three (3) Business Days after the Closing Date, all historical (audited and unaudited) and pro forma financial statements with respect to the Company, its Subsidiaries, and the Company’s prior acquisitions, if any, together with any required consent(s) of independent public accountants, that are required to be included in the Closing Form 8-K.

(i) Cancellation of Stock Options. Immediately prior to the Effective Time, there shall not be outstanding any NewCo Equity Securities other than NewCo Common Stock, and there shall not be outstanding any options, warrants, calls, rights or other Contracts to purchase Equity Securities of NewCo or the Company.

(j) Second Lien Retirement Agreement. The transactions contemplated by the Second Lien Retirement Agreement shall be consummated on or about the Effective Time.

(k) Consummation of Preliminary Transactions. The Preliminary Transactions shall have been consummated and, as a result thereof, (i) the Company shall have become a wholly owned Subsidiary of NewCo, and (ii) each previously outstanding share of Company capital stock shall have been converted one share of NewCo Common Stock.

(l) Additional Matters. Parent shall be reasonably satisfied that (i) the Closing Date Debt does not exceed $528.0 million, (ii) there has not been any breach of the covenants set forth in Section 5.19, and (iii) the arrangements with certain immediate family members of D. Stephen Sorensen to post collateral to backstop $20.0 million of letters of credit securing the payment obligations of the Company and its Subsidiaries under workers’ compensation policies have, pursuant to binding and enforceable Contracts, been extended for at least one year following the Effective Time.

Section 6.3. Conditions to Obligations of the Company and NewCo. The obligations of the Company and NewCo to effect the Merger are subject to the satisfaction or waiver by the Company at or prior to the Closing Date of each of the following conditions:

(a) Representations and Warranties. (i) The representations and warranties set forth in Sections 4.1, 4.2, 4.3, 4.14, 4.16 and 4.17 hereof shall be true and correct in all material respects at and as of the Closing Date as if made on the Closing Date (except to the extent expressly made as of the date hereof or as of an earlier date, in which case as of such date), and (ii) all other representations and warranties of Parent in Article IV shall be true and correct (disregarding all qualifications or limitations as to “materiality,” “Parent Material Adverse Effect” or words of similar import) at and as of the Closing Date as if made on the Closing Date (except to the extent expressly made as of the date hereof or as of an earlier date, in which case as of such date), except where the failure of such representations and warranties to be so true and correct would not have a Parent Material Adverse Effect, and Parent shall have delivered to the Company a certificate confirming the foregoing (i) and (ii) as of the Closing Date.

(b) Performance of Obligations of Parent. Each and all of the covenants and agreements of Parent to be performed or complied with pursuant to this Agreement on or prior to the Closing Date shall have been performed and complied with in all material respects, and Parent shall have delivered to the Company a certificate confirming the foregoing as of the Closing Date.

(c) Material Adverse Effect. No Parent Material Adverse Effect shall have occurred at or after the date hereof, and Parent shall have delivered to the Company a certificate confirming the foregoing as of the Closing Date.

(d) Opinion of Counsel. The Company shall have received an opinion of Parent’s counsel, Greenberg Traurig, LLP, which opinion shall have reasonable qualifications, assumptions and exceptions and shall be limited to opinions with respect to (i) Parent’s due authorization of this Agreement, (ii) the enforceability of this Agreement against Parent, and (iii) the Company’s outstanding capital stock (it being agreed that the opinion in clause (iii) shall be based solely upon a review of Parent’s stock records), such opinion to be in form reasonably acceptable to the Company’s counsel and dated as of the Closing Date.

(e) Registration Rights Agreement. Parent shall have executed and delivered to the other parties thereto the Registration Rights Agreement substantially in the form attached hereto as Exhibit F.

(f) Minimum Cash. The Company shall be reasonably satisfied that the cash amount available from Parent, including the amount in the Trust Account, to fund prepayments and repayments of Indebtedness of the Company and its Subsidiaries and for working capital following the Closing, shall be not less than $185,000,000 (which dollar amount shall be reduced by the product of (x) the Trust Value Per Share, multiplied by (y) the aggregate number of shares of Parent Common Stock acquired or to be acquired by Parent pursuant to any of the arrangements specified in Section 5.2(g) plus the aggregate number of IPO Shares as to which the holders have properly elected their right to convert their shares into cash) after (i) payment in full of the investment banking fees owing pursuant to the Contracts described on Section 4.19 of the Parent Disclosure Statement, (ii) payment in full of all other fees and expenses of Parent required to be paid by Parent pursuant to Section 9.5, (iii) payment in full of any amounts paid or payable to Parent Stockholders and/or holders of Public Warrants for repurchase, redemption, restructure, exchange, or conversion of Parent Common Stock or Public Warrants, and (iv) without duplication, the deduction of an amount equal to the maximum amount that is payable to holders of Parent Common Stock, holders of Public Warrants or other Persons in connection with any transactions or arrangements required to be disclosed pursuant to Section 5.2(g).

(g) Cancellation of Founders Stock. The Founders shall have transferred to Parent for cancellation that number of shares of Parent Common Stock required to be so transferred pursuant to the letter referred to in Section 5.14 hereof.

ARTICLE VII

SURVIVAL

The representations and warranties of the Company, NewCo and Parent set forth in this Agreement or in any certificate delivered pursuant to Article VI shall not survive the Closing. The covenants of the Company and Parent contained in this Agreement shall survive the Closing indefinitely or until, by their respective terms, they are no longer operative.

ARTICLE VIII

TERMINATION

Section 8.1. Termination. This Agreement may be terminated and the Merger abandoned at any time prior to the Closing Date regardless of whether this Agreement and/or the Merger have been approved by the Parent Stockholders:

(a) by the mutual written agreement of Parent and the Company;

(b) by written notice by Parent to the Company or by the Company to Parent, if the Closing Date shall not have occurred on or before the Termination Date;

(c) by written notice by Parent to the Company or by the Company to Parent, if there shall be any Law that makes illegal, permanently restrains, enjoins, or otherwise prohibits consummation of the Transaction and such Law shall not be subject to appeal or shall have become final and unappealable, provided that the party seeking to terminate this Agreement pursuant to this Section 8.1(c) shall have used such efforts as may be required by Section 5.3 to prevent, oppose and remove such Law;

(d) by written notice by Parent to the Company, if there shall have been a breach of, inaccuracy in, or failure to perform any representation, warranty, covenant or agreement on the part of the Company or any of its Subsidiaries set forth in this Agreement, or any representation or warranty of the Company or any of its Subsidiaries set forth in this Agreement shall have become untrue, in any such case such that the conditions set forth in Section 6.2(a) or Section 6.2(b), as the case may be, would not be satisfied, provided that if such breach is curable by the Company prior to the Termination Date through the exercise of the Company’s reasonable commercial efforts, then for so long as the Company continues to exercise reasonable commercial efforts to cure the same, Parent may not terminate this Agreement pursuant to this Section 8.1(d) prior to the earlier of the Termination Date or that date which is 30 days following the Company’s receipt of written notice from Parent of such breach, it being understood that Parent may not terminate this Agreement pursuant to this Section 8.1(d) if such breach by the Company is cured within such 30-day period so that the conditions would then be satisfied;

(e) by written notice by the Company to Parent, if there shall have been a breach of, inaccuracy in, or failure to perform any representation, warranty, covenant or agreement on the part of Parent set forth in this Agreement, or if any representation or warranty of Parent set forth in this Agreement shall have become untrue, in any such case such that the conditions set forth in Section 6.3(a) or Section 6.3(b), as the case may be, would not be satisfied, provided that if such breach is curable by Parent prior to the Termination Date through the exercise of its reasonable commercial efforts, then for so long as Parent continues to exercise such reasonable commercial efforts to cure the same, the Company may not terminate this Agreement pursuant to this Section 8.1(e) prior to the earlier of the Termination Date or that date which is 30 days following Parent’s receipt of written notice from Company of such breach, it being understood that the Company may not terminate this Agreement pursuant to this Section 8.1(e) if such breach by Parent is cured within such 30-day period so that the conditions would then be satisfied;

(f) by written notice by the Company (if the Company is not then in material breach of its obligations under this Agreement) if the Board of Directors of Parent effects a Change in Recommendation;

(g) by written notice by Parent to the Company, at any time prior to receipt of the Parent Stockholder Approval, to accept a Superior Proposal, provided that Parent has provided the Company with not less than three (3) Business Days’ notice prior to such termination and Parent has complied in all material respects with Section 5.9 and Section 9.5;

(h) by written notice by the Company to Parent or by written notice by Parent to the Company if the Parent Stockholder Approval is not obtained at the Parent Stockholders’ Meeting (as the same may be adjourned or postponed from time to time but not later than the Termination Date); or

(i) by written notice by the Company to Parent if Parent shall have failed to file the definitive Proxy Statement with the SEC on or prior to January 18, 2010 (January 28, 2010 if Parent Stockholders have heretofore approved the Voting Matter described in clause (i) of the second to last sentence of Section 5.2(a) hereof).

Section 8.2. Effect of Termination. Except as otherwise set forth in this Section 8.2, any termination of this Agreement under Section 8.1 will be effective immediately upon the delivery of written notice of the terminating party to the other parties hereto. In the event of the termination of this Agreement pursuant to Section 8.1, this Agreement shall thereafter become void and have no further force or effect without any liability on the part of any party or its Affiliates or Representatives in respect thereof, except (i) as set forth in Sections 5.8 and 5.13, this Section 8.2, and Article IX, each of which shall survive the termination of this Agreement, and (ii) that nothing herein will relieve any party from liability for any fraud, willful misrepresentation or intentional breach of this Agreement.

ARTICLE IX

GENERAL PROVISIONS

Section 9.1. Assignment. No party to this Agreement will convey, assign or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the Company (in the case of an assignment by Parent) or of Parent (in the case of an assignment by the Company). Any conveyance, assignment or transfer requiring the prior written consent of the Company or Parent which is made without such consent will be void ab initio. No assignment will relieve the assigning party of its obligations hereunder or thereunder.

Section 9.2. Parties in Interest. This Agreement is binding upon and is for the benefit of the parties hereto and their respective successors and permitted assigns. Except for the rights of the Persons referred to in Section 5.7 to enforce the provisions set forth therein, this Agreement is not made for the benefit of any Person not a party hereto, and no Person other than the parties hereto or their respective successors and permitted assigns will acquire or have any benefit, right, remedy or claim under or by reason of this Agreement.

Section 9.3. Amendment. This Agreement may not be amended or modified in any respect except by a written agreement executed by Parent and the Company. Subsequent to the Effective Time, any amendment to or modification of this Agreement, and any waiver by Parent, must be approved by a majority of the members of Parent’s board of directors who are “independent” within the meaning of the Exchange Act.

Section 9.4. Waiver; Remedies. No failure or delay on the part of Parent or the Company in exercising any right, power or privilege under this Agreement will operate as a waiver thereof, nor will any waiver on the part of Parent or the Company of any right, power or privilege under this Agreement operate as a waiver of any other right, power or privilege under this Agreement, nor will any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege under this Agreement. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies which the parties may otherwise have at law or in equity.

Section 9.5. Expenses. All fees and expenses incurred in connection with the transactions contemplated hereby, including, without limitation, all legal, accounting, financial advisory, consulting and all other fees and expenses of third parties incurred by a party in connection with the negotiation and effectuation of the terms and conditions of this Agreement and the transactions contemplated thereby, shall be the obligation of the respective party incurring such fees and expenses; provided, however, that in the event the Company terminates this Agreement pursuant to Section 8.1(f) or Parent terminates this Agreement pursuant to Section 8.1(g), the foregoing reasonable fees and expenses of the Company (including reasonable fees and expenses of outside counsel to the Company) shall be paid by Parent immediately upon any such termination.

Section 9.6. Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if properly addressed: (i) if delivered personally, by commercial delivery service or by facsimile (with acknowledgment of a complete transmission), on the day of delivery or (ii) if delivered by internationally recognized courier (appropriately marked for next day delivery), one Business Day after dispatch or (iii) if delivered by registered or certified mail (return receipt requested) or by first class mail, three (3) Business Days after mailing. Notices shall be deemed to be properly addressed to any party hereto if addressed to the following addresses (or at such other address for a party as shall be specified by like notice):

(a) If to Parent

     c/o Hauslein & Company, Inc.

     11450 SE Dixie Highway, Suite 106

     Hobe Sound, Florida, 33455

     Attention: James N. Hauslein

     Facsimile: 772-546-6109

     with a copy to:

     Greenberg Traurig, LLP

     2375 E. Camelback Road, Suite 700

     Phoenix, Arizona 85016

     Attention: Bruce E. Macdonough

     Facsimile: 602-445-8618

(b) If to the Company or NewCo:

     3820 State Street

     Santa Barbara, California 93105

     Attention: D. Stephen Sorensen

     Facsimile: 805-898-7111

     with a copy to:

     Skadden, Arps, Slate, Meagher & Flom LLP

     300 South Grand Avenue, Suite 3400

     Los Angeles, California 90071

     Attention: Casey Fleck

     Facsimile: 213-687-5600

Section 9.7. Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof, and supersedes all prior negotiations, agreements and understandings of the parties of any nature, whether oral or written, relating thereto.

Section 9.8. Severability. If any provision of this Agreement or the application thereof to any Person or circumstance is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions thereof, or the application of such provision to Persons or circumstances other than those as to which it has been held invalid or unenforceable, shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby; provided that in such case, a failure to comply with such provision shall be deemed to be a breach of this Agreement for purposes of this Agreement.

Section 9.9. Governing Law. This Agreement will be governed by and construed in accordance with the Laws of the State of Delaware (excluding any provision regarding conflicts of laws).

Section 9.10. Consent to Jurisdiction.

(a) Each of the parties hereto irrevocably agrees that any legal action or proceeding with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder brought by the other party hereto or its successors or assigns, shall be brought and determined exclusively in the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (or, only if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware). Each of the parties hereto hereby irrevocably submits with regard to any such action or proceeding for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than the aforesaid courts. Each of the parties hereto hereby irrevocably waives, and agrees not to assert as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (i) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to serve in accordance with this Section 9.10, (ii) any claim that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), and (iii) to the fullest extent permitted by applicable Law, any claim that (A) the suit, action or proceeding in such court is brought in an inconvenient forum, (B) the venue of such suit, action or proceeding is improper or (C) this Agreement, or the subject mater hereof, may not be enforced in or by such courts.

(b) EACH OF THE PARTIES IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THIS AGREEMENT, THE MERGER OR THE ACTIONS OF THE PARTIES IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

Section 9.11. Exhibits and Schedules; Disclosure. All Exhibits, Disclosure Statements and Schedules attached hereto are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Any matter disclosed on any section or subsection of the Company Disclosure Statement or Parent Disclosure Statement shall be deemed to be disclosed with respect to any other section or subsection of such document, and with respect to any representation, warranty or covenant in this Agreement, to which the applicability of such matter is reasonably apparent based on the information contained in such disclosure statement.

Section 9.12. Counterparts. This Agreement may be executed in separate counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts will together constitute the same agreement.

Section 9.13. Specific Performance. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that, except where this Agreement is terminated in accordance with Article VIII, the parties shall be entitled to an injunction or injunctions to prevent breaches or threatened breaches of this Agreement and to specifically enforce the terms and provisions of this Agreement and any other agreement or instrument executed in connection herewith. The parties further agree that (x) by seeking the remedies provided for in this Section 9.13, a party shall not in any respect waive its right to seek any other form of relief that may be available to a party under this Agreement, including monetary damages in the event that this Agreement has been terminated or in the event that the remedies provided for in this Section 9.13 are not available or otherwise are not granted and (y) nothing contained in this Section 9.13 shall require any party to institute any proceeding for (or limit any party’s right to institute any proceeding for) specific performance under this Section 9.13 before exercising any termination right under Article VIII (and pursuing damages after such termination) nor shall the commencement of any Action pursuant to this Section 9.13 or anything contained in this Section 9.13 restrict or limit any party’s right to terminate this Agreement in accordance with the terms of Article VIII or pursue any other remedies under this Agreement that may be available then or thereafter.

Section 9.14. Rules of Construction. The following rules shall apply to the interpretation of this Agreement:

(a) The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

(b) Any reference to any federal, state, local, or foreign Law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise, and shall be deemed to refer to any such Law as amended and in effect at any time.

(c) For the purposes of this Agreement, the Disclosure Statements, the Schedules and Exhibits to this Agreement, (i) words in the singular will include the plural and vice versa and words of one gender will include the other gender as the context requires, (ii) the terms “hereof,” “herein,” and “herewith” and words of similar import will, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement, (iii) the word “including” and words of similar import will mean “including, without limitation,” unless otherwise specified, (iv) the word “or” will not be exclusive, (v) the phrase “made available” will mean that the information referred to has been made available if requested by the party to whom such information is to be made available, and (vi) any accounting term will have, unless otherwise specifically provided herein, the meaning customarily given such term in accordance with GAAP, and all financial computations will be made, unless otherwise specifically provided herein, in accordance with GAAP consistently applied, and all references to GAAP, unless otherwise specifically provided herein, will be to United States GAAP.

(d) A “breach” of a representation, warranty, covenant, obligation or other provision of this Agreement or any Transaction Document will be deemed to have occurred if there is or has been any inaccuracy in or breach of or any failure to perform or comply with, such representation, warranty, covenant, obligation or other provision.

(e) The article, section and paragraph captions herein and the table of contents hereto are for convenience of reference only, do not constitute part of this Agreement and will not be deemed to limit or otherwise affect any of the provisions hereof. Unless otherwise specified, all references herein to numbered Articles and Sections are to Articles and Sections of this Agreement and all references herein to Exhibits are to Exhibits to this Agreement.

(f) Unless otherwise specified, all references contained in this Agreement or in any Transaction Document to “dollars” or “$” will mean United States Dollars.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties hereto as of the date first above written.

ATLAS ACQUISITION HOLDINGS CORP.

By:	/S/ JAMES N. HAUSLEIN
James N. Hauslein,
Chairman of the Board and Chief Executive Officer

KOOSHAREM CORPORATION

By:	/S/ D. STEPHEN SORENSEN
D. Stephen Sorensen,
Chairman of the Board and Chief Executive Officer

NEW KOOSHAREM CORPORATION

By:	/S/ D. STEPHEN SORENSEN
D. Stephen Sorensen,
Chairman of the Board and Chief Executive Officer

Annex B

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

ATLAS ACQUISITION HOLDINGS CORP.

Atlas Acquisition Holdings Corp. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

1. The certificate of incorporation of the Corporation is hereby amended by deleting the first sentence of the second paragraph of Paragraph B of Article FOURTH thereof in its entirety and substituting in lieu thereof the following:

“In the event that a “Business Combination” (as defined below) is approved as provided in Article SEVENTH and is consummated by the Corporation, any holder of Common Stock who voted either for or against such Business Combination, may, at the option of such holder and in the manner provided in this paragraph B, require the Corporation to redeem, to the extent that the Corporation shall have legally available funds therefor, for cash, all (but not less than all) of the shares held by such holder at a price per share equal to such holder’s pro rata share of the funds in the “Trust Fund” (as defined below) as of the date that is two (2) business days prior to the date of the proposed consummation of the Business Combination divided by the aggregate number of shares of Common Stock issued in the Corporation’s initial public offering (“IPO”).”

2. The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed and acknowledged by its Chief Executive Officer on this      day of                     , 2010.

ATLAS ACQUISITION HOLDINGS CORP.

By:
Name:	James N. Hauslein
Title:	Chief Executive Officer

B-1

Annex C

FORM OF

SECOND AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

ATLAS ACQUISITION HOLDINGS CORP.

ATLAS ACQUISITION HOLDINGS CORP., a corporation existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:

1. The current name of the Corporation is Atlas Acquisition Holdings Corp., which is the name under which the Corporation was originally incorporated. The Corporation’s original Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on September 6, 2007 (the “Certificate”).

2. The Certificate was amended and restated by the filing of the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware on January 23, 2008 (the “Amended and Restated Certificate”).

3. The Amended and Restated Certificate was amended by the filing of the Certificate of Amendment to the Amended and Restated Certificate with the Secretary of State of the State of Delaware on January             , 2010 (as amended, the “Amended Certificate”).

4. This Second Amended and Restated Certificate of Incorporation restates, integrates, and amends the Amended Certificate.

5. This Second Amended and Restated Certificate of Incorporation was duly adopted in accordance with the applicable provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware (the “DGCL”) and by the vote of at least a majority of the outstanding common stock of the corporation entitled to vote thereon at a special meeting of the stockholders held in accordance with Section 211 of the DGCL.

6. The text of the Certificate of Incorporation of the Corporation is hereby amended and restated to read in its entirety as follows (the “Certificate of Incorporation”):

FIRST: The name of the Corporation is Select Staffing, Inc.

SECOND: The address of the Corporation’s registered office in the State of Delaware is 2711 Centerville Road, Suite 400, in the City of Wilmington, County of New Castle, 19808. The name of the Corporation’s registered agent at such address is Corporation Service Company.

THIRD: The purpose of the Corporation shall be to engage in any lawful act or activity for which corporations may be organized under the DGCL.

FOURTH: The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 400,000,000 of which 300,000,000 shares shall be Common Stock of the par value of $0.001 per share (the “Common Stock”) and 100,000,000 shares shall be Preferred Stock of the par value of $0.001 per share (the “Preferred Stock”).

A. Preferred Stock. The Board of Directors of the Corporation (the “Board of Directors”) is hereby expressly authorized, by resolution or resolutions thereof, to provide out of the unissued shares of Preferred Stock, for one or more series of Preferred Stock and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, the voting powers, if any, of the shares of such series, and the preferences and relative, participating, optional, or other special rights, if any, and such qualifications, limitations, or restrictions thereof, if any, of the shares of such series. The powers, preferences, and relative, participating, optional, and other special rights of such series of Preferred Stock, if any, and the qualifications, limitations, or restrictions thereof, if any, may differ from those of any and all other series of Preferred Stock at any time outstanding. Except as may otherwise be provided in this Certificate of Incorporation (including any certificate filed with the Secretary of State of the State of Delaware establishing the terms of a series of Preferred Stock in accordance with paragraph A of this Article FOURTH (each, a “Preferred Stock Designation”)), the number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of a majority of the outstanding shares of Common Stock of the Corporation entitled to vote generally (“Voting Stock”), voting together as a single class, irrespective of Section 242(b)(2) of the DGCL and without a separate vote of the holders of the Preferred Stock or any series thereof.

B. Common Stock. Except for the election of directors in accordance with paragraph A of Article SIXTH and except as otherwise required by applicable law or as otherwise provided in any Preferred Stock Designation, each holder of Common Stock shall be entitled to one (1) vote for each share of Common Stock held of record by such holder on all matters on which stockholders generally are entitled to vote, and no holder of any series of Preferred Stock shall be entitled to any voting powers in respect thereof. Except as otherwise required by applicable law or as otherwise provided in any Preferred Stock Designation, holders of Common Stock shall be entitled to receive such dividends and distributions (whether payable in cash or otherwise) as may be declared on the shares of Common Stock by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefor. Except as otherwise required by applicable law or as otherwise provided in any Preferred Stock Designation, in the event of any liquidation, dissolution or winding up of the Corporation (whether voluntary or involuntary), the assets of the Corporation available for distribution to stockholders shall be distributed in equal amounts per share to the holders of Common Stock.

FIFTH: The Corporation shall have perpetual existence.

SIXTH: A. In the election of directors of the Corporation, each holder of Common Stock is entitled to the number of votes that is equal to the number of shares of Common Stock owned by such holder multiplied by the number of directors to be elected. Each such holder may cast all of the resulting votes for a single director, or may distribute them among the directors to be elected at such holders’ discretion.

B. Except as may otherwise be provided in this Certificate of Incorporation (including any Preferred Stock Designation), any vacancy in the Board of Directors, whether arising from death, resignation, removal, an increase in the number of directors, or any other cause, may be filled by the vote of a majority of the directors then in office, though less than a quorum, by the sole remaining director, or by the stockholders. Each director so elected shall hold office until the expiration of the term of office of the director whom he or she has replaced or until his or her successor shall have been elected and qualified.

SEVENTH: The following provisions shall govern the management of the business and the conduct of the affairs of the Corporation, and create, define, limit, and regulate the powers of the Corporation and of its directors and stockholders:

A. Election of directors need not be by written ballot unless the Bylaws of the Corporation so require.

B. Except as otherwise provided for or fixed pursuant to a Preferred Stock Designation relating to the rights of the holders of a series of Preferred Stock to elect directors, if any, the number of directors of the Corporation shall be fixed from time to time by, or in the manner provided in, the Bylaws of the Corporation.

C. In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors is expressly authorized to amend, alter, change, and repeal the Bylaws of the Corporation, subject to the power of the stockholders of the Corporation to amend, alter, change, and repeal any Bylaw whether adopted by them or otherwise.

D. The Board of Directors in its discretion may submit any contract or act for approval or ratification at any annual meeting of the stockholders or at any special meeting of the stockholders called for the purpose of considering any such act or contract (such purpose to be stated in the notice of any such special meeting if and to the extent required by law), and any contract or act that shall be approved or be ratified by the affirmative vote of at least a majority in voting power of the then outstanding stock present at a meeting at which a quorum is present, unless a higher vote is required by applicable law, shall, to the fullest extent permitted by applicable law, be as valid and binding upon the Corporation and upon all the stockholders as though it had been approved or ratified by every stockholder of the Corporation.

E. In addition to the powers and authorities hereinbefore or by applicable law expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation; subject, nevertheless, to applicable law, this Certificate of Incorporation, and to the Bylaws of the Corporation; provided, however, that no Bylaw so made shall invalidate any prior act of the directors which would have been valid if such Bylaw had not been made.

F. Except as may otherwise be provided in this Certificate of Incorporation (including any Preferred Stock Designation), no action that is required or permitted to be taken by the stockholders of the Corporation at any annual or special meeting of stockholders may be effected by written consent of stockholders in lieu of a meeting of stockholders. Notwithstanding anything contained in this Certificate of Incorporation to the contrary, the affirmative vote of at least a majority of the outstanding shares of Common Stock of the Corporation entitled to vote generally, voting together as a single class, shall be required to amend, alter, repeal, or adopt any provision inconsistent with this paragraph F of this Article SEVENTH.

EIGHTH: The following paragraphs shall apply with respect to liability and indemnification of officers and directors:

A. A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted by the DGCL as the same exists or may hereafter be amended. Any amendment, repeal, or modification of this paragraph A of this Article EIGHTH by the stockholders of the Corporation or otherwise shall not adversely affect any right or protection of a director of the Corporation with respect to any act or omission occurring prior to the time of such amendment, repeal, or modification.

B. The Corporation, to the fullest extent permitted by the DGCL, as the same exists or may hereafter be amended, shall indemnify and hold harmless any person (a “Covered Person”) who was or is made, or is threatened to be made, a party or is otherwise involved in any action, suit, or proceeding, whether civil, criminal, administration, or investigative (a “proceeding”), by reason of the fact that he or she, or a person for whom he or she is a legal representative, is or was a director or officer of the Corporation, or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation or of a partnership, joint venture, trust, other enterprise, or non-profit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys fees) reasonably incurred by such Covered Person. Notwithstanding the foregoing sentence, the Corporation shall be required to indemnify a Covered Person in connection with a proceeding (or part thereof) commenced by such Covered Person only if the commencement of such proceedings was authorized in the specific case by the Board of Directors. To the fullest extent permitted by the DGCL, as the same exits or may hereafter be amended, expenses (including attorneys’ fees) incurred by a Covered Person in defending any proceeding shall be paid by the Corporation in advance of the final disposition of such proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Corporation as authorized hereby.

NINTH: The Corporation reserves the right at any time, and from time to time, to amend, alter, change, or repeal any provision contained in this Certificate of Incorporation, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by law; and all rights, preferences, and privileges of whatsoever nature conferred upon stockholders, directors, or any other persons whomsoever by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to the rights reserved in this Article NINTH.

IN WITNESS WHEREOF, the undersigned has executed this Second Amended and Restated Certificate of Incorporation this              day of             , 2010.

SELECT STAFFING, INC.

By:
Name:	James N. Hauslein
Its:	Chief Executive Officer

Annex D

ATLAS ACQUISITION HOLDINGS CORP.

2009 OMNIBUS STOCK INCENTIVE PLAN

Section 1. Purpose of Plan.

The name of this plan is the Atlas Acquisition Holdings Corp. 2009 Omnibus Stock Incentive Plan (the “Plan”). The purpose of the Plan is to provide an incentive to selected employees, directors, independent contractors, and consultants of the Company or its Affiliates, in order to motivate such persons to faithfully and diligently perform their responsibilities and attract and retain competent and dedicated persons whose efforts will result in the long-term growth and profitability of the Company. To accomplish such purposes, the Plan provides that the Company may grant Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Performance Stock, Other Stock-Based Awards, Other Cash-Based Awards or any combination of the foregoing.

Section 2. Definitions.

For purposes of the Plan, the following terms shall be defined as set forth below:

(a) “Administrator” means the Board, or, if and to the extent the Board does not administer the Plan, the Committee in accordance with Section 3 hereof.

(b) “Affiliate” means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified. An entity shall be deemed an Affiliate of the Company for purposes of this definition only for such periods as the requisite ownership or control relationship is maintained.

(c) “Award” means any Option, Stock Appreciation Right, Restricted Stock, Deferred Stock, Performance Stock, Other Stock-Based Award or Other Cash-Based Award granted under the Plan.

(d) “Award Agreement” means any written agreement, contract or other instrument or document evidencing an Award.

(e) “Bylaws” mean the amended and restated bylaws of the Company, as may be amended and/or restated from time to time.

(f) “Beneficial Owner” (or any variant thereof) has the meaning defined in Rule 13d-3 under the Exchange Act.

(g) “Board” means the Board of Directors of the Company.

(h) “Cause” shall have the meaning assigned to such term in any individual employment or severance agreement or Award Agreement with the Participant or, if no such agreement exists or the agreement does not define “Cause,” Cause shall mean (i) the refusal or neglect of the Participant to perform his or her employment-related duties, (ii) the Participant’s personal dishonesty, incompetence, willful misconduct or breach of fiduciary duty, (iii) the Participant’s indictment for, conviction of or entering a plea of guilty or nolo contendere to a crime constituting a felony or his or her willful violation of any applicable law, (iv) the Participant’s failure to reasonably cooperate, following a request to do so by the Company, in any internal or governmental investigation of the Company or any of its Subsidiaries, or (v) the Participant’s material breach of any written covenant or agreement with the Company or any of its Subsidiaries not to disclose any information pertaining to the Company or such Subsidiary or not to compete or interfere with the Company or such Subsidiary.

(i) “Certificate of Incorporation” means the amended and restated certificate of incorporation of the Company, as may be further amended and/or restated from time to time.

(j) “Change in Capitalization” means any (i) merger, consolidation, reclassification, recapitalization, spin-off, spin-out, repurchase or other reorganization or corporate transaction or event, (ii) dividend (whether in the form of cash, Common Stock or other property), stock split or reverse stock split, (iii) combination or exchange of shares, (iv) other change in corporate structure or (v) declaration of a special dividend (including a cash dividend) or other distribution, which, in any such case, the Administrator determines, in its sole discretion, affects the Shares such that an adjustment pursuant to Section 5 hereof is appropriate.

(k) “Change in Control” shall be deemed to have occurred if an event set forth in any one of the following paragraphs shall have occurred:

(i) any Person (other than D. Stephen Sorensen and any group of which D. Stephen Sorensen has control and that constitutes a Person as defined herein) is or becomes (other than in connection with a transaction described in Paragraph (iii) below) the Beneficial Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities; or

(ii) during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including without limitation a consent solicitation, relating to the election of director of the Company) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved cease for any reason to constitute a majority thereof; or

(iii) consummation of a merger or consolidation of the Company or any Subsidiary of the Company with any other company, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person (other than D. Stephen Sorensen and any group of which D. Stephen Sorensen has control and that constitutes a Person as defined herein) acquires more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities; or

(iv) the stockholders of the Company approve a plan of complete liquidation of the Company; or

(v) there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.

Notwithstanding the foregoing, a “Change in Control” shall not be deemed to have occurred (1) by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the Common Stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in one or more entities which, singly or together, immediately following such transaction or series of transactions, own all or substantially all of the assets of the Company as constituted immediately prior to such transaction or series of transactions, or (2) with respect to any Award subject to Section 409A of the Code, unless the applicable event also constitutes a change in the ownership or effective control of the Company or in the ownership of a substantial portion of the assets of the Company under Section 409A(a)(2)(A)(v) of the Code and regulations thereunder.

(l) “Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

(m) “Committee” means any committee the Board may appoint to administer the Plan or a subcommittee thereof. Subject to the discretion of the Board, the Committee shall be composed entirely of individuals who meet the qualifications of an “outside director” within the meaning of Section 162(m) of the Code, a “non-employee director” within the meaning of Rule 16b-3 and any other qualifications required by the applicable stock exchange on which the Common Stock is traded. If at any time or to any extent the Board shall not administer the Plan, then the functions of the Administrator specified in the Plan shall be exercised by the Committee. Except as otherwise provided in the Certificate of Incorporation or Bylaws, any action of the Committee with respect to the administration of the Plan shall be taken by a majority vote at a meeting at which a quorum is duly constituted or unanimous written consent of the Committee’s members.

(n) “Common Stock” means the common stock, par value $0.001 per share, of the Company.

(o) “Company” means Atlas Acquisition Holdings Corp. (or any successor corporation, except as the term “Company” is used in the definition of “Change in Control” above).

(p) “Covered Employee” shall have the meaning set forth in Section 162(m) of the Code.

(q) “Deferred Stock” means the right granted pursuant to Section 9 below to receive Shares at the end of a specified deferral period or periods and/or upon attainment of specified performance objectives.

(r) “Disability” means, with respect to any Participant, that such Participant (i) as determined by the Administrator in its sole discretion, is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Company or an Affiliate thereof.

(s) “Effective Date” means the date as of which this Plan is approved by the stockholders of the Company.

(t) “Eligible Recipient” means an employee, director, independent contractor or consultant of the Company or any Affiliate of the Company who has been selected as an eligible participant by the Administrator.

(u) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

(v) “Exercise Price” means, with respect to any Award under which the holder may purchase Shares, the per share price at which a holder of such Award granted hereunder may purchase Shares issuable upon exercise of such Award.

(w) “Fair Market Value” means, as of any given date, with respect to any Awards granted hereunder: (i) the closing sale price of a share of Common Stock on such date on the national securities exchange on which the Company’s equity securities are principally listed or traded, or, if on such date no trade was conducted, the most recent preceding date on which there was such a trade; (ii) if the shares of Common Stock are then traded in an over-the-counter market, the average of the closing bid and asked prices for the shares of Common Stock in such over-the-counter market for the last preceding date on which there was a sale of such Common Stock in such market; (iii) the fair market value of a share of Common Stock as determined in accordance with a method prescribed in the applicable Award Agreement; or (iv) the fair market value of a share of Common Stock as otherwise determined by the Administrator in the good faith exercise of its discretion and, as required, in compliance with Section 409A of the Code.

(x) “Free Standing Rights” shall have the meaning as set forth in Section 8 hereof.

(y) “Incentive Stock Option” or “ISO” means any Option intended to be an “incentive stock option” within the meaning of Section 422 of the Code.

(z) “Merger Agreement” means the Agreement and Plan of Merger, dated as of December 10, 2009, by and among Atlas Acquisition Holdings Corp., a Delaware corporation, Koosharem Corporation, a California corporation, and New Koosharem Corporation, a California corporation.

(aa) “Non-Qualified Stock Option” or “NQSO” means any Option that is not an Incentive Stock Option, including any Option that provides (as of the time such Option is granted) that it will not be treated as an Incentive Stock Option.

(bb) “Option” means an option to purchase shares of Common Stock granted pursuant to Section 7 hereof. An Option may be either an ISO or an NQSO.

(cc) “Other Cash-Based Award” means a cash Award granted to a Participant under Section 10 hereof, including cash awarded as a bonus or upon the attainment of Performance Goals or otherwise as permitted under the Plan.

(dd) “Other Stock-Based Award” means a right or other interest granted to a Participant under the Plan that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Common Stock, including, but not limited to, unrestricted Shares, restricted stock units, dividend equivalents or performance units, each of which may be subject to the attainment of Performance Goals or a period of continued employment or other terms or conditions as permitted under the Plan.

(ee) “Participant” means any Eligible Recipient selected by the Administrator, pursuant to the Administrator’s authority provided for in Section 3 below, to receive grants of Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Performance Stock, Other Stock-Based Awards, Other Cash-Based Awards or any combination of the foregoing, and, upon his or her death, his or her successors, heirs, executors and administrators, as the case may be.

(ff) “Performance Goals” means performance goals based on one or more of the following criteria: (i) total return to stockholders; (ii) earnings per share of Common Stock; (iii) net income (before or after taxes); (iv) earnings before all or any interest, taxes, depreciation and/or amortization (“EBIT”, “EBITA”, or “EBITDA”); (v) gross revenue; (vi) return on assets; (vii) market share; (viii) cost reduction goals; (ix) earnings from continuing operations, levels of expense, cost or liability; (x) performance against operational budgets; (xi) a Participant’s individual operational project goals; (xii) return on average common equity; (xiii) individual performance goals; (xiv) free cash flow; (xv) modified free cash flow (net income plus depreciation and amortization less net capital expenditures); (xvi) stockholder value added; and (xvii) any combination of, or a specified increase or decrease of one or more of the foregoing over a specified period. Where applicable, the Performance Goals may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, and may be applied to one or more of the Company or Affiliate thereof, or a division or strategic business unit of the Company, or may be applied to the performance of the Company relative to a market index, a group of other companies or a combination thereof, all as determined by the Committee. The Performance Goals may include a threshold level of performance below which no payment shall be made (or no vesting shall occur), levels of performance at which specified payments shall be made (or specified vesting shall occur), and a maximum level of performance above which no additional payment shall be made (or at which full vesting shall occur). Each of the foregoing Performance Goals shall be determined in accordance with generally accepted accounting principles and shall be subject to certification by the Committee; provided, that the Committee shall have the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or any Affiliate thereof or the financial statements of the Company or any Affiliate thereof, in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles.

(gg) “Performance Stock” means Shares that are subject to restrictions that lapse upon the attainment of specified performance objectives and that are granted pursuant to Section 9 below.

(hh) “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any Subsidiary thereof, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary thereof, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

(ii) “Plan” shall have the meaning as set forth in Section 1 hereof.

(jj) “Related Rights” shall have the meaning as set forth in Section 8 hereof.

(kk) “Restricted Period” means any such period as may be set by the Administrator commencing on the date of grant of an Award, subject to the provisions of the Plan and the applicable Award Agreement, during which the Participant shall not be permitted to sell, transfer, pledge or assign shares subject to such Award granted under the Plan; provided, however, that the Administrator may, in its sole discretion, provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine, in its sole discretion, including, but not limited to, the attainment of certain performance related goals, the Participant’s termination of employment or service with the Company or any of its Affiliates, the Participant’s death or Disability, or the occurrence of a Change in Control.

(ll) “Restricted Stock” means Shares granted pursuant to Section 9 below subject to certain restrictions that lapse at the end of a specified period or periods.

(mm) Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act, as amended from time to time.

(nn) “Shares” means shares of Common Stock reserved for issuance under the Plan, as adjusted pursuant to the Plan, and any successor (pursuant to a merger, consolidation or other reorganization) security.

(oo) “Stock Appreciation Right” means the right pursuant to an Award granted under Section 8 below to receive an amount equal to the excess, if any, of (i) the aggregate Fair Market Value, as of the date such Award or portion thereof is surrendered, of the Shares covered by such Award or such portion thereof, over (ii) the aggregate Exercise Price of such Award or such portion thereof.

(pp) “Subsidiary” means, with respect to any Person, as of any date of determination, any other Person as to which such first Person owns or otherwise controls, directly or indirectly, more than fifty percent (50%) of the voting shares or other similar interests or a sole general partner interest or managing member or similar interest of such other Person. An entity shall be deemed a Subsidiary of the Company for purposes of this definition only for such periods as the requisite ownership or control relationship is maintained.

Section 3. Administration.

(a) The Plan shall be administered by the Administrator and shall be administered in accordance with the requirements of Section 162(m) of the Code (but only to the extent necessary and desirable to maintain qualification of awards under the Plan under Section 162(m) of the Code) and, to the extent applicable, Rule 16b-3. The Plan is intended to comply, and shall be administered in a manner that is intended to comply, with Section 409A of the Code and shall be construed and interpreted in accordance with such intent. To the extent that an Award, issuance and/or payment is subject to Section 409A of the Code, it shall be awarded and/or issued or paid in a manner that will comply with Section 409A of the Code, including any applicable regulations or guidance issued by the Secretary of the Treasury and the Internal Revenue Service with respect thereto.

(b) Pursuant to the terms of the Plan, the Administrator, subject, in the case of any Committee, to any restrictions on the authority delegated to it by the Board, shall have the power and authority, without limitation:

(1) to select those Eligible Recipients who shall be Participants;

(2) to determine whether and to what extent Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Performance Stock, Other Stock-Based Awards, Other Cash-Based Awards or a combination of any of the foregoing, are to be granted hereunder to Participants;

(3) to determine the number of Shares to be covered by each Award granted hereunder;

(4) to determine the terms and conditions, not inconsistent with the terms of the Plan, of each Award granted hereunder (including, but not limited to, (i) the restrictions applicable to Restricted Stock or Deferred Stock and the conditions under which restrictions applicable to such Restricted Stock or Deferred Stock shall lapse, (ii) the Performance Goals or other performance related objectives and periods applicable to Performance Stock, (iii) the Exercise Price of each Award, (iv) the vesting schedule applicable to each Award, (v) the number of Shares subject to each Award and (vi) subject to the requirements of Section 409A of the Code (to the extent applicable), any amendments to the terms and conditions of outstanding Awards, including, but not limited to, extending the exercise period of such Awards and accelerating the vesting schedule of such Awards).

(5) to permit a Participant to elect to defer receipt of all or any portion of the cash or shares of Common Stock that are payable under an Award and provide that such deferred amount shall be credited with an interest rate or such other rate of return as shall be specified by the Administrator, all on such terms and conditions as may be established by the Administrator; provided, however, that any such election and deferral shall comply with the requirements of Section 409A of the Code;

(6) to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instruments evidencing Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Performance Stock or Other Stock-Based Awards, Other Cash-Based Awards or any combination of the foregoing granted hereunder;

(7) to determine the Fair Market Value;

(8) to determine the duration and purpose of leaves of absence which may be granted to a Participant without constituting termination of the Participant’s employment for purposes of Awards granted under the Plan;

(9) to reduce the Exercise Price of an outstanding Option or Stock Appreciation Right by amending the terms of such Option or Stock Appreciation Right or by canceling such Option or Stock Appreciation Right in exchange for cash or the grant of a new Award;

(10) to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable; and

(11) to construe and interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Award Agreement relating thereto), and to otherwise supervise the administration of the Plan and to exercise all powers and authorities either specifically granted under the Plan or necessary and advisable in the administration of the Plan.

(c) All decisions made by the Administrator pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, including the Company and the Participants. No member of the Board or the Committee, nor any officer or employee of the Company or any Subsidiary thereof acting on behalf of the Board or the Committee, shall be personally liable for any action, omission, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company and of any Subsidiary thereof acting on their behalf shall, to the maximum extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, omission, determination or interpretation.

Section 4. Shares Reserved for Issuance Under the Plan.

(a) Subject to subsection (b) below and Section 5 hereof, the number of shares of Common Stock that are reserved and available for issuance pursuant to Awards granted under the Plan is 4.5 million Shares.

(b) The Shares may be authorized, but unissued, or reacquired Common Stock. If an Award expires or becomes unexercisable without having been exercised in full, or with respect to Restricted Stock, Deferred Stock or Performance Stock, is forfeited to, or repurchased by, the Company, the unpurchased Shares (or for Awards other than Options or Stock Appreciation Rights, the forfeited or repurchased Shares) which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if unvested Shares of Restricted Stock, Deferred Stock or Performance Stock are repurchased by the Company or are forfeited to the Company, such Shares will become available for future grant under the Plan. Shares used to pay the tax and exercise price of an Award will become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan.

(c) To the extent required to comply with the requirements of Section 162(m) of the Code, the aggregate number of Shares subject to Awards (other than Cash-Based Awards) awarded to any one Participant during any calendar year may not, subject to adjustment as provided in Section 5 hereof, exceed 4.5 million Shares. All Shares may be made subject to Awards of ISOs.

Section 5. Equitable Adjustments.

In the event of any Change in Capitalization, an equitable substitution or proportionate adjustment shall be made, in each case, as may be determined by the Administrator, in its sole discretion, in (i) the aggregate number of shares of Common Stock reserved for issuance under the Plan and the maximum number of Shares that may be subject to Awards granted to any Participant in any calendar or fiscal year, (ii) the kind, number and Exercise Price subject to outstanding Options and Stock Appreciation Rights granted under the Plan, and (iii) the kind, number and purchase price of Shares subject to outstanding Restricted Stock, Deferred Stock, Performance Stock or Other Stock-Based Awards granted under the Plan, in each case as may be determined by the Administrator, in its sole discretion, provided, however, that any fractional shares resulting from the adjustment shall be eliminated. Such other equitable substitutions or adjustments shall be made as may be determined by the Administrator, in its sole discretion. No such adjustment shall be made that would cause any Award that is or could be subject to Section 409A of the Code to fail to comply with the requirements of such section, and with respect to ISOs, any adjustment shall be made in accordance with the provisions of Section 424(h) of the Code and any regulations or guidance promulgated thereunder. Without limiting the generality of the foregoing, in connection with a Change in Capitalization, the Administrator may provide, in its sole discretion, for the cancellation of any outstanding Award granted hereunder in exchange for payment in cash or other property having an aggregate Fair Market Value of the Shares covered by such Award, reduced by the aggregate Exercise Price or purchase price thereof, if any. Any Awards with an aggregate Exercise Price or part thereof canceled that is greater than the aggregate Fair Market Value of the shares of Common Stock subject to the Award or part thereof canceled, may be cancelled for no consideration. The Administrator’s determinations pursuant to this Section 5 shall be final, binding and conclusive.

Section 6. Eligibility.

The Participants under the Plan shall be selected from time to time by the Administrator, in its sole discretion, from among Eligible Recipients. Awards may be granted to Eligible Recipients; provided, however, that ISOs shall be granted only to employees (including officers and directors who are also employees) of the Company or any of its Subsidiaries.

Section 7. Options.

(a) General. The grant of each Option shall be memorialized in an Award Agreement, containing such terms and conditions as the Administrator shall determine, in its sole discretion, including among other things the Exercise Price of the Option, the term of the Option, provisions regarding exercisability of the Option, and whether the Option granted thereunder is an ISO or an NQSO. The provisions of each Option need not be the same with respect to each Participant. More than one Option may be granted to the same Participant and be outstanding concurrently hereunder. Options granted under the Plan shall be subject to the terms and conditions set forth in this Section 7 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable and set forth in the applicable Award Agreement.

(b) Exercise Price. The Exercise Price of Shares purchasable under an Option shall be determined by the Administrator in its sole discretion at the time of grant, but in no event shall the exercise price of an Option be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of grant. If a Participant owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company or of any of its Subsidiaries and an Incentive Stock Option is granted to such Participant, the Exercise Price of such Incentive Stock Option (to the extent required at the time of grant by the Code) shall be no less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date such Incentive Stock Option is granted.

(c) Option Term. The maximum term of each Option shall be fixed by the Administrator, but no Option shall be exercisable more than ten (10) years after the date such Option is granted; provided, however, that if an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company or of any of its Subsidiaries and an Incentive Stock Option is granted to such employee, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five (5) years from the date of grant. Each Option’s term is subject to earlier expiration pursuant to the applicable provisions in the Plan and the Award Agreement. Notwithstanding the foregoing, the Administrator shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as the Administrator, in its sole discretion, deems appropriate.

(d) Exercisability. Each Option shall be exercisable at such time or times and subject to such terms and conditions, including the attainment of preestablished corporate performance goals, as shall be determined by the Administrator in the applicable Award Agreement. The Administrator may also provide that any Option shall be exercisable only in installments, and the Administrator may waive such installment exercise provisions at any time, in whole or in part, based on such factors as the Administrator may determine in its sole discretion. Notwithstanding anything to the contrary contained herein, an Option may not be exercised for a fraction of a share.

(e) Method of Exercise. Options may be exercised in whole or in part by giving written notice of exercise to the Company specifying the number of Shares to be purchased, accompanied by payment in full of the aggregate Exercise Price of the Shares so purchased in cash or its equivalent, as determined by the Administrator. As determined by the Administrator, in its sole discretion, with respect to any Option or category of Options, payment in whole or in part may also be made (i) by means of consideration received under any cashless exercise procedure approved by the Administrator (including the withholding of Shares otherwise issuable upon exercise), (ii) in the form of unrestricted Shares already owned by the Participant, (iii) any other form of consideration approved by the Administrator and permitted by applicable law or (iv) any combination of the foregoing.

(f) Rights as Stockholder. A Participant shall have no rights to dividends or any other rights of a stockholder with respect to the Shares subject to an Option until the Participant has given written notice of the exercise thereof, has paid in full for such Shares and has satisfied the requirements of Section 14 hereof, and the Shares are delivered to the Participant.

(g) Termination of Employment or Service.

(1) Unless the applicable Award Agreement provides otherwise, in the event that the employment or service of a Participant with the Company and all Affiliates thereof shall terminate for any reason other than Cause, Disability, or death, (A) Options granted to such Participant, to the extent that they are exercisable at the time of such termination, shall remain exercisable until the date that is thirty (30) days after such termination, on which date they shall expire, and (B) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination. The thirty (30) day period described in this Section 7(g)(1) shall be extended to one (1) year after the date of such termination in the event of the Participant’s death during such thirty (30) day period. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its term.

(2) Unless the applicable Award Agreement provides otherwise, in the event that the employment or service of a Participant with the Company and all Affiliates thereof shall terminate on account of the Disability or death of the Participant, (A) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the date that is one (1) year after such termination, on which date they shall expire and (B) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its term.

(3) In the event of the termination of a Participant’s employment or service for Cause, all outstanding Options granted to such Participant shall expire at the commencement of business on the date of such termination.

(h) Other Change in Employment Status. An Option shall be affected, both with regard to vesting schedule and termination, by leaves of absence, changes from full-time to part-time employment, partial disability or other changes in the employment status of a Participant, in the discretion of the Administrator.

(i) Annual Limit on Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of shares of Common Stock with respect to which Incentive Stock Options granted to a Participant under this Plan and all other option plans of the Company or of any Subsidiary of the Company become exercisable for the first time by the Participant during any calendar year exceeds $100,000 (as determined in accordance with Section 422(d) of the Code), the portion of such Incentive Stock Options in excess of $100,000 shall be treated as Non-Qualified Stock Options.

Section 8. Stock Appreciation Rights.

(a) General. Stock Appreciation Rights may be granted either alone (“Free Standing Rights”) or in conjunction with all or part of any Option granted under the Plan (“Related Rights”). Subject to Section 409A of the Code, in the case of a Non-Qualified Stock Option, Related Rights may be granted either at or after the time of the grant of such Option. In the case of an Incentive Stock Option, Related Rights may be granted only at the time of the grant of the Incentive Stock Option. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, grants of Stock Appreciation Rights shall be made, the number of Shares to be awarded, the Exercise Price of the Stock Appreciation Right, and all other conditions of Stock Appreciation Rights. Notwithstanding the foregoing, no Related Right may be granted for more Shares than are subject to the Option to which it relates and any Stock Appreciation Right must be granted with an Exercise Price not less than the Fair Market Value of Common Stock on the date of grant. The provisions of Stock Appreciation Rights need not be the same with respect to each Participant. Stock Appreciation Rights granted under the Plan shall be subject to the following terms and conditions set forth in this Section 8 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable, as set forth in the applicable Award Agreement.

(b) Awards; Rights as Stockholder. The grant of each Stock Appreciation Right shall be memorialized in an Award Agreement, containing such terms and conditions as the Administrator shall determine, in its sole discretion.

A Participant shall have no rights to dividends or any other rights of a stockholder with respect to the Shares subject to a Stock Appreciation Right until the Participant has given written notice of the exercise thereof, has paid in full for such Shares and has satisfied the requirements of Section 14 hereof, and the Shares are delivered to the Participant.

(c) Exercisability.

(1) Stock Appreciation Rights that are Free Standing Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator in the applicable Award Agreement.

(2) Stock Appreciation Rights that are Related Rights shall be exercisable only at such time or times and to the extent that the Options to which they relate shall be exercisable in accordance with the provisions of Section 7 above and this Section 8 of the Plan; provided, however, that a Related Right granted in connection with an Incentive Stock Option shall be exercisable only if and when the Fair Market Value of the Common Stock subject to the Incentive Stock Option exceeds the Exercise Price of such Option.

(d) Payment Upon Exercise.

(1) Upon the exercise of a Free Standing Right, the Participant shall be entitled to receive up to, but not more than, that number of Shares equal in value to the excess of the Fair Market Value as of the date of exercise over the Exercise Price specified in the Free Standing Right multiplied by the number of Shares in respect of which the Free Standing Right is being exercised, with the Administrator having the right to determine the form of payment.

(2) A Related Right may be exercised by a Participant by surrendering the applicable portion of the related Option. Upon such exercise and surrender, the Participant shall be entitled to receive up to, but not more than, that number of Shares equal in value to the excess of the Fair Market Value as of the date of exercise over the Exercise Price specified in the related Option multiplied by the number of Shares in respect of which the Related Right is being exercised, with the Administrator having the right to determine the form of payment. Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the Related Rights have been so exercised.

(3) Notwithstanding the foregoing, the Administrator may determine to settle the exercise of a Stock Appreciation Right in cash (or in any combination of Shares and cash).

(e) Termination of Employment or Service.

(1) Unless the applicable Award Agreement provides otherwise, in the event of the termination of employment or service of a Participant with the Company and all Affiliates thereof for any reason other than Cause, Disability, or death, (A) Free Standing Rights granted to such Participant, to the extent that they are exercisable at the time of such termination, shall remain exercisable until the date that is thirty (30) days after such termination, on which date they shall expire, and (B) Free Standing Rights granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination. The thirty (30) day period described in this Section 8(e)(1) shall be extended to one (1) year after the date of such termination in the event of the Participant’s death during such thirty (30) day period. Notwithstanding the foregoing, no Free Standing Right shall be exercisable after the expiration of its term.

(2) Unless the applicable Award Agreement provides otherwise, in the event of the termination of employment or service of a Participant with the Company and all Affiliates thereof on account of the Disability or death of the Participant, (A) Free Standing Rights granted to such Participant, to the extent that they are exercisable at the time of such termination, shall remain exercisable until the date that is one (1) year after such termination, on which date they shall expire, and (B) Free Standing Rights granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination. Notwithstanding the foregoing, no Free Standing Right shall be exercisable after the expiration of its term.

(3) In the event of the termination of a Participant’s employment for Cause, all outstanding Free Standing Rights granted to such Participant shall expire at the commencement of business on the date of such termination.

(4) In the event of the termination of employment or service with the Company and all Affiliates thereof of a Participant who has been granted one or more Related Rights, such rights shall be exercisable at such time or times and subject to such terms and conditions as set forth in the related Options.

(f) Term.

(1) The term of each Free Standing Right shall be fixed by the Administrator, but no Free Standing Right shall be exercisable more than ten (10) years after the date such right is granted.

(2) The term of each Related Right shall be the term of the Option to which it relates, but no Related Right shall be exercisable more than ten (10) years after the date such right is granted.

Section 9. Restricted Stock, Deferred Stock and Performance Stock.

(a) General. Restricted Stock, Deferred Stock and Performance Stock may be issued either alone or in addition to other Awards granted under the Plan. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, awards of Restricted Stock, Deferred Stock or Performance Stock shall be made; the number of Shares to be awarded; the price, if any, to be paid by the Participant for the acquisition of Restricted Stock, Deferred Stock or Performance Stock; the Restricted Period, if any, applicable to awards of Restricted Stock, Deferred Stock or Performance Stock; the Performance Goals and/or other performance related objectives (if any) applicable to awards of Restricted Stock, Deferred Stock or Performance Stock; and all other conditions applicable to awards of Restricted Stock, Deferred Stock and Performance Stock. If the restrictions, performance objectives and/or conditions established by the Administrator are not attained, a Participant shall forfeit his or her Restricted Stock, Deferred Stock or Performance Stock, in accordance with the terms of the grant. The provisions of the Restricted Stock, Deferred Stock or Performance Stock need not be the same with respect to each Participant.

(b) Awards and Certificates. The grant of each award of Restricted Stock, Deferred Stock or Performance Stock shall be memorialized in an Award Agreement, containing such terms and conditions as the Administrator shall determine, in its sole discretion. Except as otherwise provided below in Section 9(c), (i) each Participant who is granted Restricted Stock or Performance Stock may, in the Company’s sole discretion, be issued a stock certificate in respect of such Restricted Stock or Performance Stock; and (ii) any such certificate so issued shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to any such Award.

The Company may require that the stock certificates, if any, evidencing Restricted Stock or Performance Stock granted hereunder be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any award of Restricted Stock or Performance Stock, the Participant shall have delivered a stock power, endorsed in blank, relating to the Shares covered by such Award.

With respect to Deferred Stock, at the expiration of the Restricted Period, stock certificates in respect of such Deferred Stock may, in the Company’s sole discretion, be delivered to the Participant, or his legal representative, in a number equal to the number of Shares covered by the Deferred Stock Award.

Notwithstanding anything in the Plan to the contrary, any Restricted Stock, Deferred Stock (at the expiration of the Restricted Period) or Performance Stock (whether before or after any vesting conditions have been satisfied) may, in the Company’s sole discretion, be issued in uncertificated form pursuant to the customary arrangements for issuing shares in such form.

Further, notwithstanding anything in the Plan to the contrary, with respect to Deferred Stock, at the expiration of the Restricted Period, Shares shall promptly be issued (either in certificated or uncertificated form) to the Participant, unless otherwise deferred in accordance with procedures established by the Company in accordance with Section 409A of the Code, and such issuance shall in any event be made within such period as is required to avoid the imposition of a tax under Section 409A of the Code.

(c) Restrictions and Conditions. The Restricted Stock, Deferred Stock and Performance Stock granted pursuant to this Section 9 shall be subject to the following restrictions and conditions and any additional restrictions or conditions as determined by the Administrator at the time of grant or, subject to Section 409A of the Code, thereafter:

(1) The Administrator may, in its sole discretion, provide for the lapse of restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine, in its sole discretion, including, but not limited to, the attainment of certain performance related goals, the Participant’s termination of employment or service as a director, independent contractor or consultant to the Company or any Affiliate thereof, or the Participant’s death or Disability; provided, however, that this sentence shall not apply to any Award which is intended to qualify as “performance-based compensation” under Section 162(m) of the Code.

(2) Except as provided in Section 15 or in the Award Agreement, the Participant shall generally have the rights of a stockholder of the Company with respect to Restricted Stock or Performance Stock during the Restricted Period. The Participant shall generally not have the rights of a stockholder with respect to Shares subject to Deferred Stock during the Restricted Period; provided, however, that, subject to Section 409A of the Code, an amount equal to dividends declared during the Restricted Period with respect to the number of Shares covered by Deferred Stock shall, unless otherwise set forth in an Award Agreement, be paid to the Participant at the same time as dividends are paid to the Company’s stockholders generally, provided that the Participant is then providing services to the Company or any Affiliate of the Company. Certificates for Shares of unrestricted Common Stock may, in the Company’s sole discretion, be delivered to the Participant only after the Restricted Period has expired without forfeiture in respect of such Restricted Stock, Deferred Stock or Performance Stock, except as the Administrator, in its sole discretion, shall otherwise determine.

(3) The rights of Participants granted Restricted Stock, Deferred Stock or Performance Stock upon termination of employment or service as a director, independent contractor, or consultant to the Company or to any Affiliate thereof terminates for any reason during the Restricted Period shall be set forth in the Award Agreement.

Section 10. Other Share-Based or Cash-Based Awards.

(a) The Administrator is authorized to grant Awards to Participants in the form of Other Stock-Based Awards or Other Cash-Based Awards, as deemed by the Administrator to be consistent with the purposes of the Plan and as evidenced by an Award Agreement. The Administrator shall determine the terms and conditions of such Awards, consistent with the terms of the Plan, at the date of grant or thereafter, including any Performance Goals and performance periods. Common Stock or other securities or property delivered pursuant to an Award in the nature of a purchase right granted under this Section 10 shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, Shares, other Awards, notes or other property, as the Administrator shall determine, subject to any required corporate action.

(b) With respect to a Participant that is likely to be a Covered Employee, the maximum value of the aggregate payment that any Participant may receive with respect to Other Cash-Based Awards pursuant to this Section 10 in any calendar year is $10 million. To the extent that the Plan is subject to Section 162(m) of the Code, no payment shall be made to a Participant that is likely to be a Covered Employee prior to the certification by the Committee that the Performance Goals have been attained. The Committee may establish other rules applicable to the Other Stock-Based Awards and the Other Cash-Based Awards, provided, however, that in the event that the Plan is subject to Section 162(m) of the Code, such rules shall be in compliance with Section 162(m) of the Code.

Section 11. Change in Control.

In the event of a Change in Control, each outstanding Award shall be assumed or an equivalent Award substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Award, the Participant shall fully vest in and have the right to exercise all of his or her outstanding Options and Stock Appreciation Rights, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock, Deferred Stock, Performance Stock, Other Cash-Based Awards and Other Stock-Based Awards will lapse, and, with respect to Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met. In addition, if an Option or Stock Appreciation Right is not assumed or substituted in the event of a Change in Control, the Administrator shall notify the Participant in writing or electronically that the Option or Stock Appreciation Right shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Appreciation Right shall terminate upon the expiration of such period.

For the purposes of this paragraph, an Award shall be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of the Deferred Stock or other Stock-Based Award, for each Share subject to the Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

Notwithstanding anything in this Section 11 to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant’s consent; provided, however, a modification to such performance goals only to reflect the successor corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

Section 12. Amendment and Termination.

The Board may amend, alter or terminate the Plan, but no amendment, alteration, or termination shall be made that would impair the rights of a Participant under any Award theretofore granted without such Participant’s consent, or that without the approval of the Company’s stockholders would, (i) except as provided in Section 5 hereof, increase the total number of Shares, (ii) materially increase benefits provided under the Plan, (iii) materially alter the eligibility provisions of the Plan, or (iv) extend the maximum option term under Section 7(c) hereof. Unless the Board determines otherwise, the Board shall obtain approval of the Company’s stockholders for any amendment that would require such approval in order to satisfy the requirements of Sections 162(m) or 422 of the Code or Rule 16b-3, any rules of the stock exchange on which the Common Stock is traded or other applicable law. The Administrator may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Section 5 hereof and the immediately preceding sentence, no such amendment shall impair the rights of any Participant without his or her consent.

Section 13. Unfunded Status of Plan.

The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

Section 14. Withholding Taxes.

Each Participant shall, no later than the date as of which the value of an Award first becomes includible in the gross income of such Participant for federal and/or state income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any federal, state, or local taxes of any kind required by law to be withheld with respect to the Award. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Participant. Whenever cash is to be paid pursuant to an award granted hereunder, the Company shall have the right to deduct therefrom an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto. Whenever Shares are to be delivered pursuant to an Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any related federal, state and local taxes to be withheld and applied to the tax obligations. With the approval of the Administrator, a Participant may satisfy the foregoing requirement by electing to have the Company withhold from delivery of Shares or by delivering already owned unrestricted shares of Common Stock, in each case, having a value not exceeding the federal, state and local taxes to be withheld and applied to the tax obligations. Such shares shall be valued at their Fair Market Value on the date of which the amount of tax to be withheld is determined. Fractional share amounts shall be settled in cash. Such an election may be made with respect to all or any portion of the Shares to be delivered pursuant to an Award. The Company may also use any other method of obtaining the necessary payment or proceeds, as permitted by law, to satisfy its withholding obligation with respect to any Award.

Section 15. Transfer of Awards.

Unless otherwise determined by the Administrator or provided in an Award Agreement, Awards shall not be transferable by a Participant except by will or the laws of descent and distribution and shall be exercisable during the lifetime of a Participant only by such Participant or his guardian or legal representative. Any purported transfer of an Award or any economic benefit or interest therein in violation of the Plan or an Award Agreement shall be null and void ab initio, and shall not create any obligation or liability of the Company, and any person purportedly acquiring any Award or any economic benefit or interest therein transferred in violation of the Plan or an Award Agreement shall not be entitled to be recognized as a holder of such Shares.

Section 16. Continued Employment.

The adoption of the Plan shall not confer upon any Eligible Recipient any right to continued employment or service with the Company or any Affiliate thereof, as the case may be, nor shall it interfere in any way with the right of the Company or any Affiliate thereof to terminate the employment or service of any of its Eligible Recipients at any time.

Section 17. Effective Date; Stockholder Approval.

The Plan was adopted by the Board on December 9, 2009, and shall become effective without further action on the date as of which this Plan is approved by the stockholders of the Company and the merger transactions contemplated by the Merger Agreement are consummated. The grant of any Award hereunder shall be contingent upon stockholder approval of the Plan being obtained within twelve (12) months before or after the date the Board adopts the Plan.

Section 18. Term of Plan.

No Award shall be granted pursuant to the Plan on or after the tenth (10th) anniversary of the Effective Date, but Awards theretofore granted may extend beyond that date.

Section 19. Section 409A of the Code.

The intent of the parties is that payments and benefits under the Plan comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and be administered to be in compliance therewith. Any payments described in the Plan that are due within the

“short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless applicable law requires otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required in order to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Participant’s termination of employment shall instead be paid on the first business day after the date that is six (6) months following the Participant’s separation from service (or upon the Participant’s death, if earlier). Notwithstanding any provision to the contrary in this Plan, no payment or distribution under this Plan that constitutes an item of deferred compensation under Section 409A of the Code and becomes payable by reason of a Participant’s termination of employment or service with the Company will be made to such Participant unless such Participant’s termination of employment or service constitutes a “separation from service” (as such term is defined in Section 409A of the Code). In addition, for purposes of the Plan, each amount to be paid or benefit to be provided to the Participant pursuant to the Plan, which constitute deferred compensation subject to Section 409A of the Code, shall be construed as a separate identified payment for purposes of Section 409A of the Code.

Section 20. Governing Law.

The Plan shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law of such state.

Annex E

FORM OF

AMENDMENT TO WARRANT AGREEMENT

This AMENDMENT TO WARRANT AGREEMENT (the “Amendment”) is made and entered into as of the        day of             , 2010, by and between Atlas Acquisition Holdings Corp., a Delaware corporation with offices at c/o Hauslein & Company, Inc. 11450 SE Dixie Highway, Suite 106, Hobe Sound, Florida 33455 (the “Company”), and American Stock Transfer & Trust Company, a New York corporation with offices at 59 Maiden Lane, Plaza Level, New York, New York 10038 (the “Warrant Agent”).

Recitals

A. The Company and the Warrant Agent are parties to that certain Warrant Agreement, dated as of January 24, 2008 (the “Warrant Agreement”), governing the terms of the Company’s Private Warrants and Public Warrants. Unless otherwise defined herein, the capitalized terms used herein shall have the meanings given to them in the Warrant Agreement.

B. The Company has entered into that certain Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Koosharem Corporation, a California corporation (“Koosharem”), and New Koosharem Corporation, a California corporation (“New Koosharem”), pursuant to which, among other things (i) the Company will issue shares of its Common Stock to the current shareholders of Koosharem, and (ii) New Koosharem will merge with and into the Company, and (iii) Koosharem will become a wholly owned subsidiary of the Company.

C. Pursuant to the Merger Agreement, the Company agreed to seek approval of the holders of its outstanding Warrants to (i) amend the Warrant Agreement to require each Warrant to be converted pursuant to the Merger for .065 shares of its Common Stock, and (ii) terminate the Warrant Agreement in connection with such conversion (the “Warrant Conversion Proposal”).

D. Pursuant to Section 9.8 of the Warrant Agreement, the Warrant Agreement may be amended upon the approval of a majority of the outstanding Warrants and consent of the representative of the Company’s underwriters for its initial public offering.

E. The holders of a majority of the outstanding Warrants have approved the Warrant Conversion Proposal and the representative of the underwriters has consented to an amendment of the Warrant Agreement.

Agreement

NOW, THEREFORE, in consideration of the premises and of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree to amend the Warrant Agreement as follows:

1. A new subsection 4.11 of the Warrant Agreement shall be added. The new subsection 4.11 shall in its entirety read as follows:

“4.11 Merger. In connection with the Company’s initial Business Combination (the “Merger”) contemplated by that certain Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Koosharem Corporation, a California corporation (“Koosharem”), and New Koosharem Corporation, a California corporation (“New Koosharem”), New Koosharem will merge with and into the Company and Koosharem will become the Company’s wholly owned subsidiary. Pursuant to the Merger, the Warrants will be treated as set forth in this Section 4.11.

4.11.1 Conversion of Warrants. Effective upon the consummation of the Merger, each Warrant shall be converted into .065 shares of Common Stock (the “Warrant Consideration”). All such Warrants, when so converted, will automatically be retired and will cease to be outstanding, and any beneficial owner, Registered Holder, or other holder of a Warrant will cease to have any rights with respect thereto, except the right to receive the Warrant Consideration.

4.11.2 Conversion Procedures. Warrants held in “street name” shall upon conversion be delivered to the Warrant Agent through the Depository and the Warrant Consideration to be issued upon conversion thereof shall be represented by one or more book-entry certificates. Each holder of record of Warrants must surrender such holder’s Definitive Warrant Certificate to the Warrant Agent and, upon surrender of the Definitive Warrant Certificate, the holder thereof will be entitled to receive the Warrant Consideration. The Definitive Warrant Certificates so surrendered will forthwith be canceled.

4.11.3 Termination. Effective upon the consummation of the Merger and the conversion of the outstanding Warrants into the right to receive the Warrant Consideration, this Agreement shall terminate and shall no longer have any force or effect.

2. Except as expressly amended hereby, the Warrant Agreement shall remain in full force and effect. This Amendment may be executed in any number of counterparts, all of which together shall constitute one instrument, and shall bind and inure to the benefit of the parties and their respective successors and assigns.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

ATLAS ACQUISITION HOLDINGS CORP.

By:
Name:	James N. Haulsein
Title:	Chairman and Chief Executive Officer

AMERICAN STOCK TRANSFER & TRUST COMPANY

By:
Name:	Felix Orihuela
Title:	Vice President

Annex F

FORM OF

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is entered into as of the      day of                     , 2010, by and among Atlas Acquisition Holdings Corp., a Delaware corporation whose name will be changed to “Select Staffing, Inc.” on or about the date hereof (the “Company”), and the undersigned parties listed under Investor on the signature page hereto (each, an “Investor” and collectively, the “Investors”).

WHEREAS, pursuant to that certain Agreement and Plan of Merger, dated as of December 10, 2009 (the “Merger Agreement”), among the Company, Koosharem Corporation, a California corporation, and New Koosharem Corporation, a California corporation, the Investors will be receiving shares of Common Stock; and

WHEREAS, the Investors and the Company desire to enter into this Agreement to provide the Investors with certain rights relating to the registration of shares of Common Stock to be received by them.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. The following capitalized terms used herein have the following meanings:

“Agreement” means this Agreement, as amended, restated, supplemented, or otherwise modified from time to time.

“Commission” means the United States Securities and Exchange Commission, or any other federal agency then administering the Securities Act or the Exchange Act.

“Common Stock” means the common stock, par value $0.001 per share, of the Company.

“Company” is defined in the preamble to this Agreement.

“Demand Registration” is defined in Section 2.1.1.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

“Form S-3” is defined in Section 2.3.

“Founders” means James N. Hauslein, the Diane G. Hauslein Trust, Elephant North America Limited, Irrevocable Trust #1 for Descendants of Rohit Desai, Robert A. Knox, Raj Mishra, the Berg 2005 Irrevocable Trust, Mohit Burman, Harbour Ltd., Robert C. Grayson, George L. Pita, Michael W. Burt, Michael T. Biddulph, Sir Peter Burt and Promethean plc.

“Founder Registration Rights Agreement” means the Registration Rights Agreement, dated as of January 30, 2008, among the Company and the Founders, as amended and in effect on the date hereof.

“Indemnified Party” is defined in Section 4.3.

“Indemnifying Party” is defined in Section 4.3.

“Investor” is defined in the preamble to this Agreement.

“Investor Indemnified Party” is defined in Section 4.1.

F-1

“Maximum Threshold” is defined in Section 2.1.4.

“Merger” is defined in Section 2.1.1.

“Merger Agreement” is defined in the preamble to this Agreement.

“Notices” is defined in Section 6.3.

“Piggy-Back Registration” is defined in Section 2.2.1.

“P. Sorensen” is defined in Section 2.1.1.

“Pro Rata” is defined in Section 2.1.4.

“Register,” “Registered,” and “Registration” mean a registration effected by preparing and filing a Registration Statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such Registration Statement becoming effective.

“Registrable Securities” mean the shares of Common Stock issued and/or issuable to the Investors pursuant to the Merger Agreement and any shares of capital stock or other securities of the Company issued as a dividend or other distribution with respect to or in exchange for or in replacement of such shares of Common Stock. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when: (a) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of, or exchanged in accordance with such Registration Statement; (b) such securities shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company, and subsequent public distribution of them shall not require registration under the Securities Act; (c) such securities shall have ceased to be outstanding; or (d) such securities are salable under Rule 144(k).

“Registration Statement” means a registration statement filed by the Company with the Commission in compliance with the Securities Act and the rules and regulations promulgated thereunder for a public offering and sale of Registrable Securities (other than a registration statement on Form S-4 or Form S-8, or their successors, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another entity).

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

“Sorensen” is defined in Section 2.1.1.

“Underwriter” means a securities dealer who purchases any Registrable Securities as principal in an underwritten offering and not as part of such dealer’s market-making activities.

2. Registration Rights.

2.1 Demand Registration.

2.1.1 Request for Registration. At any time on or after the date that is 45 days after the consummation of the merger contemplated by the Merger Agreement (the “Merger”), D. Stephen Sorensen (“Sorensen”) may make a written demand for Registration under the Securities Act of all or part of the Registrable Securities issued and/or issuable to Sorensen or any of his affiliates pursuant to the Merger Agreement (a “Demand Registration”); provided, however that the amount of such Registrable Securities included in any Demand Registration prior to the first anniversary of the Merger shall be limited to Four Million (4,000,000) shares of

F-2

Common Stock. Any demand for a Demand Registration shall specify the number of shares of Registrable Securities proposed to be sold and the intended method(s) of distribution thereof. The Company will notify Paul J. Sorensen (“P. Sorensen”) of any demand hereunder by Sorensen, and if P. Sorensen wishes to include all or a portion of such holder’s Registrable Securities in the Demand Registration, P. Sorensen shall so notify the Company within fifteen (15) days after his receipt of the notice from the Company. Upon receipt by the Company of any such notice, P. Sorensen shall be entitled to have his Registrable Securities included in the Demand Registration, subject to Section 2.1.4 and the provisos set forth in Section 3.1.1; provided, however that the amount of such Registrable Securities included in any Demand Registration prior to the first anniversary of the Merger shall be limited to Two Hundred and Fifty Thousand (250,000) shares of Common Stock. The Company shall not be obligated to effect more than one Demand Registration for Sorensen under this Section 2.1.1 prior to the first anniversary of the Merger (it being agreed that, subsequent to the first anniversary of the Merger, Sorensen shall be entitled to make unlimited demands for Registration under this Agreement of all or part of the Registrable Securities).

2.1.2 Effective Registration. A Registration will not count as a Demand Registration until the Registration Statement filed with the Commission with respect to such Demand Registration has been declared effective and the Company has complied with all of its obligations under this Agreement with respect thereto; provided, however, that if, after such Registration Statement has been declared effective, the offering of Registrable Securities pursuant to a Demand Registration is interfered with by any stop order or injunction of the Commission or any other governmental agency or court, the Registration Statement with respect to such Demand Registration will be deemed not to have been declared effective, unless and until, (i) such stop order or injunction is removed, rescinded, or otherwise terminated, and (ii) Sorensen thereafter elects to continue the offering; provided, further, that the Company shall not be obligated to file a second Registration Statement until a Registration Statement that has been filed is counted as a Demand Registration or is terminated.

2.1.3 Underwritten Offering. If Sorensen so elects and so advises the Company as part of his written demand for a Demand Registration, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of an underwritten offering. In such event, the right of any holder to include its Registrable Securities in such Registration shall be conditioned upon such holder’s participation in such underwriting and the inclusion of such holder’s Registrable Securities in the underwriting to the extent provided herein. All holders of Registrable Securities proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the Underwriter or Underwriters selected for such underwriting by the Company and reasonably approved by Sorensen.

2.1.4 Reduction of Offering. If the managing Underwriter or Underwriters for a Demand Registration that is to be an underwritten offering advises the Company and Sorensen in writing that the dollar amount or number of shares of Registrable Securities which Sorensen desires to sell, taken together with all other shares of Common Stock or other securities which the Company desires to sell and the shares of Common Stock, if any, as to which Registration has been requested pursuant to written contractual piggy-back registration rights held by other stockholders of the Company who desire to sell, exceeds the maximum dollar amount or maximum number of shares that the Company believes can be sold in such offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of shares, as applicable, the “Maximum Threshold”), then the Company shall include in such Registration: (i) first, during the first year following consummation of the Merger only, the shares of Common Stock as to which registration has been requested by the holders of Common Stock issued or issuable pursuant to the Second Lien Retirement Agreement (as defined in the Merger Agreement), pro rata in accordance with the number of shares that each such Person has requested to be included in such Registration, regardless of the number of shares held by such Person, that can be sold without exceeding the Maximum Threshold, (ii) second, to the extent the Maximum Threshold has not been reached under the foregoing clause (i), the Registrable Securities as to which Demand Registration has been requested hereunder (including Registrable Securities held by P. Sorensen), together with (x) following the first anniversary of the consummation of the Merger, the shares of Common Stock as to which registration has been requested by the holders of Common

F-3

Stock issued or issuable pursuant to the Second Lien Retirement Agreement and (y) shares of Common Stock held by the Founders to the extent, but only to the extent, the Founders elect to participate in such underwritten offering pursuant to the Founder Registration Rights Agreement (pro rata in accordance with the number of shares that each such Person has requested be included in such Registration, regardless of the number of shares held by each such Person (such proportion is referred to herein as “Pro Rata”)) that can be sold without exceeding the Maximum Threshold; (iii) third, to the extent that the Maximum Threshold has not been reached under the foregoing clauses (i) and (ii), the shares of Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Threshold; and (iv) fourth, to the extent that the Maximum Threshold has not been reached under the foregoing clauses (i), (ii), and (iii) the shares of Common Stock or other securities for the account of other persons that the Company is obligated to register pursuant to written contractual arrangements with such persons and that can be sold without exceeding the Maximum Threshold.

2.1.5 Withdrawal. If Sorensen disapproves of the terms of any underwriting or is not entitled to include all of his Registrable Securities entitled to be included in the Demand Registration, Sorensen may elect to withdraw from such offering by giving written notice to the Company and the Underwriter (or Underwriters) of his request to withdraw prior to the effectiveness of the Registration Statement filed with the Commission with respect to such Demand Registration. If Sorensen withdraws from a proposed offering relating to a Demand Registration, then the Company shall withdraw the Registration Statement related to such offering and, if such withdrawal occurs prior to the first anniversary of the Merger, such Registration shall not count as a Demand Registration for purposes of the limitation on Demand Registrations during the first year following the Merger as provided for in Section 2.1.

2.2 Piggy-Back Registration.

2.2.1 Piggy-Back Rights. If at any time the Company proposes to file a Registration Statement under the Securities Act with respect to an offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into, equity securities by the Company for its own account or for stockholders of the Company for their account (or by the Company and by stockholders of the Company including, without limitation, pursuant to Section 2.1), other than a Registration Statement (i) filed in connection with any employee stock option or other benefit plan, (ii) for an exchange offer or offering of securities solely to the Company’s existing stockholders or debtholders, (iii) for an offering of debt that is convertible into equity securities of the Company, (iv) for a dividend reinvestment plan, or (v) for the acquisition or purchase by, or combination by merger or otherwise of, the Company of or with another company or business entity or partnership, then the Company shall (x) give written notice of such proposed filing to the holders of Registrable Securities as soon as practicable but in no event less than ten (10) days before the anticipated filing date, which notice shall describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter or Underwriters, if any, of the offering, and (y) offer to the holders of Registrable Securities in such notice the opportunity to register the sale of such number of shares of Registrable Securities as such holders may request in writing within five (5) days following receipt of such notice (a “Piggy-Back Registration”). The Company shall cause such Registrable Securities to be included in such Registration and shall use its best efforts to cause the managing Underwriter or Underwriters of a proposed underwritten offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration on the same terms and conditions as any similar securities of the Company and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. All holders of Registrable Securities proposing to distribute their securities through a Piggy-Back Registration that involves an Underwriter or Underwriters shall enter into an underwriting agreement in customary form with the Underwriter or Underwriters selected for such offering.

2.2.2 Reduction of Offering. If the managing Underwriter or Underwriters for a Piggy-Back Registration that is to be an underwritten offering advises the Company and the holders of Registrable Securities in writing that the dollar amount or number of securities which the Company desires to sell, taken together with securities,

F-4

if any, as to which Registration has been demanded pursuant to written contractual arrangements with persons other than the holders of Registrable Securities hereunder, the Registrable Securities as to which Registration has been requested under this Section 2.2, and the securities, if any, as to which Registration has been requested pursuant to the written contractual piggy-back registration rights of other stockholders of the Company, exceeds the Maximum Threshold, then the Company shall include in any such Registration:

(a) If the Registration is undertaken for the Company’s account: (A) first, the shares of Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Threshold; (B) second, to the extent that the Maximum Threshold has not been reached under the foregoing clause (A), the shares of Common Stock as to which Registration has been requested pursuant to the applicable written contractual piggy-back registration rights of the holders of Common Stock issued or issuable pursuant to the Second Lien Retirement Agreement, Pro Rata, that can be sold without exceeding the Maximum Threshold; (C) third, to the extent that the Maximum Threshold has not been reached under the foregoing clauses (A) and (B), Registrable Securities and shares of Common Stock held by the Founders, in each case as to which Registration is entitled and has been properly requested pursuant to the applicable written contractual piggy-back registration rights of holders of such securities, Pro Rata, that can be sold without exceeding the Maximum Threshold; and (D) fourth, to the extent that the Maximum Threshold has not been reached under the foregoing clauses (A), (B), and (C), the shares of Common Stock or other securities for the account of other persons that the Company is obligated to register pursuant to written contractual piggy-back registration rights with such persons and that can be sold without exceeding the Maximum Threshold; and

(b) If the Registration is a “demand” Registration undertaken at the demand of persons other than the holders of Registrable Securities, (A) first, the shares of Common Stock or other securities for the account of the demanding persons that can be sold without exceeding the Maximum Threshold; (B) second, to the extent that the Maximum Threshold has not been reached under the foregoing clause (A), the shares of Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Threshold; (C) third, to the extent that the Maximum Threshold has not been reached under the foregoing clauses (A) and (B), the shares of Common Stock as to which Registration has been requested pursuant to the applicable written contractual piggy-back registration rights of the holders of Common Stock issued or issuable pursuant to the Second Lien Retirement Agreement, Pro Rata, that can be sold without exceeding the Maximum Threshold; (D) fourth, to the extent that the Maximum Threshold has not been reached under the foregoing clauses (A), (B), and (C), Registrable Securities and, in the event that the applicable “demand” Registration is not undertaken at the demand of the Founders under the Founders Registration Rights Agreement, shares of Common Stock held by the Founders, in each case as to which Registration is entitled and has been properly requested pursuant to the applicable written contractual piggy-back registration rights of holders of such securities, Pro Rata, that can be sold without exceeding the Maximum Threshold; and (E) fifth, to the extent that the Maximum Threshold has not been reached under the foregoing clauses (A), (B), (C), and (D), the shares of Common Stock or other securities for the account of other persons that the Company is obligated to register pursuant to written contractual piggy-back registration rights with such Persons and that can be sold without exceeding the Maximum Threshold.

2.2.3 Withdrawal. Any holder of Registrable Securities may elect to withdraw such holder’s request for inclusion of Registrable Securities in any Piggy-Back Registration by giving written notice to the Company of such request to withdraw prior to the effectiveness of the Registration Statement. The Company (whether on its own determination or as the result of a withdrawal by persons making a demand pursuant to written contractual obligations) may withdraw a Registration Statement at any time prior to the effectiveness of the Registration Statement. Notwithstanding any such withdrawal, the Company shall pay all expenses incurred by the holders of Registrable Securities in connection with such Piggy-Back Registration as provided in Section 3.3.

2.3 Registrations on Form S-3. Sorensen may at any time and from time to time, beginning on or after the first anniversary of the Merger, request in writing that the Company register the resale of any or all of his Registrable Securities on Form S-3 or any similar short-form Registration Statement which may be available at

F-5

such time (“Form S-3”); provided, however, that the Company shall not be obligated to effect such request through an underwritten offering. Upon receipt of such written request, the Company will promptly give written notice of the proposed Registration to all other holders of Registrable Securities, and, as soon as practicable thereafter, effect the Registration of all or such portion of such holder’s or holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities or other securities of the Company, if any, of any other holder or holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such Registration pursuant to this Section 2.3: (i) if Form S-3 (or any similar short-form Registration Statement) is not available for such offering, or (ii) if the holders of the Registrable Securities, together with the holders of any other securities of the Company entitled to inclusion in such Registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than $500,000. Registrations effected pursuant to this Section 2.3 shall not be counted as a Demand Registration effected pursuant to Section 2.1.

2.4 Limits on Resale. Notwithstanding anything herein to the contrary, Sorensen agrees that during the one-year period commencing on the consummation of the Merger, he, together with his controlled Affiliates, shall not offer, sell, contract to sell, grant any option to purchase, make any short sale or otherwise dispose of more than an aggregate of Four Million (4,000,000) shares of Common Stock beneficially owned by Sorensen subsequent to the Merger, whether such dispositions are pursuant to this Agreement or otherwise; provided, however, that the foregoing shall not restrict in any respect dispositions of shares of Common Stock by Sorensen to immediate family members, heirs, estate planning vehicles or other entities owned or controlled by Sorensen.

3. Registration; Procedures.

3.1 Filings; Information. Whenever the Company is required to effect the Registration of any Registrable Securities pursuant to Section 2, the Company shall use its best efforts to effect the Registration and sale of such Registrable Securities in accordance with the intended method(s) of distribution thereof as promptly as practicable, and in connection with any such request:

3.1.1 Filing Registration Statement. The Company shall, as promptly as practicable (and in any event within seventy-five (75) days) after receipt of a request for a Demand Registration pursuant to Section 2.1, prepare and file with the Commission a Registration Statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of all Registrable Securities to be registered thereunder in accordance with the intended method(s) of distribution thereof, and shall use its best efforts to cause such Registration Statement to become and remain effective for the period required by Section 3.1.3; provided, however, that the Company shall have the right to defer any Demand Registration for up to thirty (30) days, and any Piggy-Back Registration for such period as may be applicable to deferment of any Registration to which such Piggy-Back Registration related, in each case, if the Company shall furnish to the holders a certificate signed by the Chief Executive Officer of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be materially detrimental to the Company and its stockholders for such Registration Statement to be effected at such time; provided further, that the Company shall not be obligated to deliver securities and shall not have penalties for failure to deliver securities, if a Registration Statement is not effective at the time of exercise by the holder.

3.1.2 Copies. The Company shall, prior to filing a Registration Statement or prospectus, or any amendment or supplement thereto, furnish without charge to the holders of Registrable Securities included in such Registration, and such holders’ legal counsel, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such Registration Statement (including each preliminary prospectus), and such other documents as the holders of Registrable Securities included in such Registration or legal counsel for any such holders may request in order to facilitate the disposition of the Registrable Securities owned by such holders.

F-6

3.1.3 Amendments and Supplements. The Company shall prepare and file with the Commission such amendments, including post-effective amendments, and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and in compliance with the provisions of the Securities Act until all Registrable Securities and other securities covered by such Registration Statement have been disposed of in accordance with the intended method(s) of distribution set forth in such Registration Statement (which period shall not exceed the sum of one hundred eighty (180) days plus any period during which any such disposition is interfered with by any stop order or injunction of the Commission or any governmental agency or court) or such securities have been withdrawn.

3.1.4 Notification. After the filing of a Registration Statement, the Company shall promptly, and in no event more than two (2) business days after such filing, notify the holders of Registrable Securities included in such Registration Statement of such filing, and shall further notify such holders promptly and confirm such advice in writing in all events within two (2) business days of the occurrence of any of the following: (i) when such Registration Statement becomes effective; (ii) when any post-effective amendment to such Registration Statement becomes effective; (iii) the issuance or threatened issuance by the Commission of any stop order (and the Company shall take all actions required to prevent the entry of such stop order or to remove it if entered); and (iv) any request by the Commission for any amendment or supplement to such Registration Statement or any prospectus relating thereto or for additional information or of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of the securities covered by such Registration Statement, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and promptly make available to the holders of Registrable Securities included in such Registration Statement any such supplement or amendment; except that before filing with the Commission a Registration Statement or prospectus or any amendment or supplement thereto, including documents incorporated by reference, the Company shall furnish to the holders of Registrable Securities included in such Registration Statement and to the legal counsel for any such holders, copies of all such documents proposed to be filed sufficiently in advance of filing to provide such holders and legal counsel with a reasonable opportunity to review such documents and comment thereon, and the Company shall not file any Registration Statement or prospectus or amendment or supplement thereto, including documents incorporated by reference, to which such holders or their legal counsel shall reasonably object.

3.1.5 State Securities Laws Compliance. The Company shall use its best efforts to (i) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as the holders of Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may request, and (ii) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other Governmental Authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be necessary or advisable to enable the holders of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph or subject itself to taxation in any such jurisdiction.

3.1.6 Agreements for Disposition. The Company shall enter into customary agreements (including, if applicable, an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities. The representations, warranties, and covenants of the Company in any underwriting agreement which are made to or for the benefit of any Underwriters, to the extent applicable, shall also be made to and for the benefit of the holders of Registrable Securities included in such Registration Statement. No holder of Registrable Securities included in such Registration Statement shall be required to make any representations or warranties in the underwriting agreement except, if applicable, with respect to such holder’s organization, good standing, authority, title to Registrable Securities, lack of conflict of such sale with such holder’s material agreements and organizational documents,

F-7

and with respect to written information relating to such holder that such holder has furnished in writing expressly for inclusion in such Registration Statement.

3.1.7 Cooperation. The principal executive officer of the Company, the principal financial officer of the Company, the principal accounting officer of the Company, and all other officers and members of the management of the Company shall cooperate fully in any offering of Registrable Securities hereunder, which cooperation shall include, without limitation, the preparation of the Registration Statement with respect to such offering and all other offering materials and related documents, and participation in meetings with Underwriters, attorneys, accountants, and potential investors.

3.1.8 Records. The Company shall make available for inspection by the holders of Registrable Securities included in such Registration Statement, any Underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant, or other professional retained by any holder of Registrable Securities included in such Registration Statement or any Underwriter, all financial and other records, pertinent corporate documents and properties of the Company, as shall be necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors, and employees to supply all information requested by any of them in connection with such Registration Statement.

3.1.9 Opinions and Comfort Letters. The Company shall furnish to each holder of Registrable Securities included in any Registration Statement a signed counterpart, addressed to such holder, of (i) any opinion of counsel to the Company delivered to any Underwriter and (ii) any comfort letter from the Company’s independent public accountants delivered to any Underwriter. In the event no legal opinion is delivered to any Underwriter, the Company shall furnish to each holder of Registrable Securities included in such Registration Statement, at any time that such holder elects to use a prospectus, an opinion of counsel to the Company (based solely on the oral advice of the Commission) to the effect that the Registration Statement containing such prospectus has been declared effective and that no stop order is in effect.

3.1.10 Listing. The Company shall use its best efforts to cause all Registrable Securities included in any Registration to be listed on such exchanges or otherwise designated for trading in the same manner as similar securities issued by the Company are then listed or designated or, if no such similar securities are then listed or designated, in a manner reasonably satisfactory to Sorensen and the Company.

3.2 Obligation to Suspend Distribution. Upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3.1.4(iv), or, in the case of a resale registration on Form S-3 pursuant to Section 2.3 hereof, upon any suspension by the Company, pursuant to a written insider trading compliance program adopted by the Company’s Board of Directors, of the ability of all “insiders” covered by such program to transact in the Company’s securities because of the existence of material non-public information, each holder of Registrable Securities included in any Registration shall immediately discontinue disposition of such Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such holder receives the supplemented or amended prospectus contemplated by Section 3.1.4(iv) or the restriction on the ability of “insiders” to transact in the Company’s securities is removed, as applicable, and, if so directed by the Company, each such holder will deliver to the Company all copies, other than permanent file copies then in such holder’s possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice.

3.3 Registration Expenses. The Company shall bear all costs and expenses incurred in connection with any Registration under this Agreement, and all expenses incurred in performing or complying with its other obligations under this Agreement, whether or not the Registration Statement becomes effective, including, without limitation: (i) all registration and filing fees; (ii) fees and expenses of compliance with securities or “blue sky” laws (including fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities); (iii) printing expenses; (iv) the Company’s internal expenses (including, without limitation, all salaries and expenses of its officers and employees); (v) the fees and expenses incurred in

F-8

connection with the listing of the Registrable Securities as required by Section 3.1.11; (vi) Financial Industry Regulatory Authority, Inc. fees; (vii) fees and disbursements of counsel for the Company and fees and expenses for independent certified public accountants retained by the Company (including the expenses or costs associated with the delivery of any opinions or comfort letters requested pursuant to Section 3.1.9); (viii) the fees and expenses of any special experts retained by the Company in connection with such Registration, and (ix) the fees and expenses of one legal counsel selected by the holders of a majority-in-interest of the Registrable Securities included in such Registration. The Company shall have no obligation to pay any underwriting discounts or selling commissions attributable to the Registrable Securities being sold by the holders thereof, which underwriting discounts or selling commissions shall be borne by such holders. Additionally, in an underwritten offering, all selling stockholders and the Company shall bear the expenses of the Underwriter pro rata in proportion to the respective amount of shares each is selling in such offering.

3.4 Information. The holders of Registrable Securities shall provide such information as may reasonably be requested by the Company, or the managing Underwriter, if any, in connection with the preparation of any Registration Statement, including amendments and supplements thereto, in order to effect the Registration of any Registrable Securities under the Securities Act pursuant to Section 2 and in connection with the Company’s obligation to comply with federal and applicable state securities laws.

4. Indemnification and Contribution.

4.1 Indemnification by the Company. The Company agrees to indemnify and hold harmless each Investor and each other holder of Registrable Securities, and each of their respective officers, employees, affiliates, directors, partners, members, attorneys, and agents, and each person, if any, who controls an Investor and each other holder of Registrable Securities (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) (each, an “Investor Indemnified Party”), from and against any expenses, losses, judgments, claims, damages, or liabilities, whether joint or several, arising out of or based upon any untrue statement (or allegedly untrue statement) of a material fact contained in any Registration Statement under which the sale of such Registrable Securities was registered under the Securities Act, any preliminary prospectus, final prospectus, or summary prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arising out of or based upon any omission (or alleged omission) to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation promulgated thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such Registration; and the Company shall promptly reimburse the Investor Indemnified Party for any legal and any other expenses reasonably incurred by such Investor Indemnified Party in connection with investigating and defending any such expense, loss, judgment, claim, damage, liability, or action; provided, however, that the Company will not be liable in any such case to the extent that any such expense, loss, claim, damage, or liability arises out of or is based upon any untrue statement or allegedly untrue statement or omission or alleged omission made in such Registration Statement, preliminary prospectus, final prospectus, or summary prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by such selling holder expressly for use therein. The Company also shall indemnify any Underwriter of the Registrable Securities, their officers, affiliates, directors, partners, members, and agents and each person who controls such Underwriter on substantially the same basis as that of the indemnification provided above in this Section 4.1.

4.2 Indemnification by Holders of Registrable Securities. Each selling holder of Registrable Securities will, in the event that any Registration is being effected under the Securities Act pursuant to this Agreement of any Registrable Securities held by such selling holder, indemnify and hold harmless the Company, each of its directors and officers and each Underwriter (if any), and each other selling holder and each other person, if any, who controls another selling holder or such Underwriter within the meaning of the Securities Act, against any losses, claims, judgments, damages, or liabilities, whether joint or several, insofar as such losses, claims, judgments, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any untrue

F-9

statement (or allegedly untrue) statement of a material fact contained in the Registration Statement under which the sale of such Registrable Securities was registered under the Securities Act, any preliminary prospectus, final prospectus, or summary prospectus contained in any Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission (or alleged omission) to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by such selling holder expressly for use therein, and shall reimburse the Company, its directors and officers, and each other selling holder or controlling person for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability, or action. Each selling holder’s indemnification obligations hereunder shall be several and not joint and shall be limited to the amount of any net proceeds actually received by such selling holder.

4.3 Conduct of Indemnification Proceedings. Promptly after receipt by any person of any notice of any loss, claim, damage or liability or any action in respect of which indemnity may be sought pursuant to Section 4.1 or 4.2, such person (the “Indemnified Party”) shall, if a claim in respect thereof is to be made against any other person for indemnification hereunder, notify such other person (the “Indemnifying Party”) in writing of the loss, claim, judgment, damage, liability, or action; provided, however, that the failure by the Indemnified Party to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability which the Indemnifying Party may have to such Indemnified Party hereunder, except and solely to the extent the Indemnifying Party is actually prejudiced by such failure. If the Indemnified Party is seeking indemnification with respect to any claim or action brought against the Indemnified Party, then the Indemnifying Party shall be entitled to participate in such claim or action, and, to the extent that it wishes, jointly with all other Indemnifying Parties, to assume control of the defense thereof with counsel satisfactory to the Indemnified Party. After notice from the Indemnifying Party to the Indemnified Party of its election to assume control of the defense of such claim or action, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that in any action in which both the Indemnified Party and the Indemnifying Party are named as defendants, the Indemnified Party shall have the right to employ separate counsel (but no more than one such separate counsel) to represent the Indemnified Party and its controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Indemnified Party against the Indemnifying Party, with the fees and expenses of such counsel to be paid by such Indemnifying Party if, based upon the written opinion of counsel of such Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, consent to entry of judgment or effect any settlement of any claim or pending or threatened proceeding in respect of which the Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such judgment or settlement includes an unconditional release of such Indemnified Party from all liability arising out of such claim or proceeding.

4.4 Contribution.

4.4.1 If the indemnification provided for in the foregoing Sections 4.1, 4.2 and 4.3 is unavailable to any Indemnified Party in respect of any loss, claim, damage, liability, or action referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage, liability, or action in such proportion as is appropriate to reflect the relative fault of the Indemnified Parties and the Indemnifying Parties in connection with the actions or omissions which resulted in such loss, claim, damage, liability, or action, as well as any other relevant equitable considerations. The relative fault of any Indemnified Party and any Indemnifying Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such Indemnified Party or such Indemnifying Party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

F-10

4.4.2 The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding Section 4.4.1. The amount paid or payable by an Indemnified Party as a result of any loss, claim, damage, liability, or action referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 4.4, no holder of Registrable Securities shall be required to contribute any amount in excess of the dollar amount of the net proceeds (after payment of any underwriting fees, discounts, commissions, or taxes) actually received by such holder from the sale of Registrable Securities which gave rise to such contribution obligation. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

5. Underwriting and Distribution.

5.1 Rule 144. The Company covenants that it shall use its best efforts to file any reports required to be filed by it under the Securities Act and the Exchange Act and shall use its best efforts to take such further action as the holders of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar Rule or regulation hereafter adopted by the Commission.

6. Miscellaneous.

6.1 Other Registration Rights. The Company represents and warrants that, except as described as of the date hereof in the Company’s filings pursuant to the Securities Act and/or the Exchange Act, no person, other than a holder of the Registrable Securities, has any right to require the Company to register any shares of the Company’s capital stock for sale or to include shares of the Company’s capital stock in any Registration filed by the Company for the sale of shares of capital stock for its own account or for the account of any other person.

6.2 Assignment; No Third Party Beneficiaries. This Agreement and the rights, duties, and obligations of the Company hereunder may not be assigned or delegated by the Company or any holder of Registrable Securities in whole or in part; provided, however that a holder of Registrable Securities may transfer, assign or otherwise convey its rights under this Agreement, pro rata in connection with any transfer, assignment or conveyance of Registrable Securities, to immediate family members, heirs, estate planning vehicles or other entities owned or controlled by such holder. This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties and the permitted assigns of the Investors or holders of Registrable Securities or of any assignee of the Investors or holders of Registrable Securities. This Agreement is not intended to confer any rights or benefits on any persons that are not party hereto other than as expressly set forth in Article 4 and this Section 6.2.

F-11

6.3 Notices. All notices, demands, requests, consents, approvals, or other communications (collectively, “Notices”) required or permitted to be given hereunder or which are given with respect to this Agreement shall be in writing and shall be personally served, delivered by reputable air courier service with charges prepaid, or transmitted by hand delivery, telegram, telex, or facsimile, addressed as set forth below, or to such other address as such party shall have specified most recently by written notice. Notice shall be deemed given on the date of service or transmission if personally served or transmitted by telegram, telex, or facsimile; provided, however, that if such service or transmission is not on a business day or is after normal business hours, then such notice shall be deemed given on the next business day. Notice otherwise sent as provided herein shall be deemed given on the next business day following timely delivery of such notice to a reputable air courier service with an order for next-day delivery.

To the Company:

3820 State Street

Santa Barbara, California 93105

Attn: Chief Financial Officer

To an Investor:

To the address of such Investor as is then reflected on the records of the Company.

6.4 Severability. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible that is valid and enforceable.

6.5 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

6.6 Entire Agreement. This Agreement (including all agreements entered into pursuant hereto and all certificates and instruments delivered pursuant hereto and thereto) constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements, representations, understandings, negotiations, and discussions between the parties, whether oral or written.

6.7 Modifications and Amendments. No amendment, modification, or termination of this Agreement shall be binding upon any party unless executed in writing by such party. Notwithstanding anything herein to the contrary, any amendment or modification to this Agreement, or any waiver by the Company hereunder, must be approved by a majority of the members of the Company’s board of directors who are “Independent” within the meaning of the Exchange Act.

6.8 Titles and Headings. Titles and headings of sections of this Agreement are for convenience only and shall not affect the construction of any provision of this Agreement.

6.9 Waivers and Extensions. Any party to this Agreement may waive any right, breach, or default which such party has the right to waive; provided, however, that such waiver will not be effective against the waiving party unless it is in writing, is signed by such party, and specifically refers to this Agreement. Waivers may be made in advance or after the right waived has arisen or the breach or default waived has occurred. Any waiver may be conditional. No waiver of any breach of any agreement or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof nor of any other agreement or provision herein contained. No waiver or extension of time for performance of any obligations or acts shall be deemed a waiver or extension of the time for performance of any other obligations or acts.

F-12

6.10 Remedies Cumulative. In the event that the Company fails to observe or perform any covenant or agreement to be observed or performed under this Agreement, the Investors or any other holder of Registrable Securities may proceed to protect and enforce its rights by suit in equity or action at law, whether for specific performance of any term contained in this Agreement or for an injunction against the breach of any such term or in aid of the exercise of any power granted in this Agreement or to enforce any other legal or equitable right, or to take any one or more of such actions, without being required to post a bond. None of the rights, powers, or remedies conferred under this Agreement shall be mutually exclusive, and each such right, power, or remedy shall be cumulative and in addition to any other right, power, or remedy, whether conferred by this Agreement or now or hereafter available at law, in equity, by statute, or otherwise.

6.11 Governing Law. This Agreement shall be governed by, interpreted under, and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed within the State of New York, without giving effect to any choice-of-law provisions thereof that would compel the application of the substantive laws of any other jurisdiction.

6.12 Waiver of Trial by Jury. Each party hereby irrevocably and unconditionally waives the right to a trial by jury in any action, suit, counterclaim or other proceeding (whether based on contract, tort or otherwise) arising out of, connected with, or relating to this Agreement, the transactions contemplated hereby, or the actions of any Investor in the negotiation, administration, performance or enforcement hereof.

[Signatures appear on the following page]

F-13

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

ATLAS ACQUISITION HOLDINGS CORP.

By:
Name:	James N. Hauslein
Title:	Chairman of the Board and Chief Executive Officer

INVESTORS:

The Sorensen Trust

By:
D. Stephen Sorensen, Trustee

By:
Shannon P. Sorensen, Trustee

Paul J. Sorensen

Jeff R. Mitchell

F-14

Annex G

FORM OF

AMENDED AND RESTATED BYLAWS

OF

ATLAS ACQUISITION HOLDINGS CORP.

ARTICLE I

OFFICES

1.1 Registered Office. The registered office of Atlas Acquisition Holdings Corp. (the “Corporation”) in the State of Delaware shall be established and maintained at 2711 Centerville Road, Suite 400, in the City of Wilmington, County of New Castle, 19808, and Corporation Service Company shall be the registered agent of the corporation in charge thereof.

1.2 Other Offices. The Corporation may also have offices at such other places both within and without the State of Delaware as the board of directors of the Corporation (the “Board of Directors”) may from time to time determine or the business of the Corporation may require.

ARTICLE II

MEETINGS OF STOCKHOLDERS

2.1 Place of Meetings. All meetings of the stockholders shall be held at such time and place, either within or without the State of Delaware, as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting or in a duly executed waiver of notice thereof.

2.2 Annual Meetings. The annual meeting of stockholders shall be held on such date and at such time as may be fixed by the Board of Directors and stated in the notice of the meeting, for the purpose of electing directors and for the transaction of only such other business as is properly brought before the meeting in accordance with these Bylaws (the “Bylaws”).

Written notice of an annual meeting stating the place, date, and hour of the meeting, shall be given to each stockholder entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days before the date of the annual meeting.

2.3 Special Meetings. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”), may only be called by a majority of the entire Board of Directors, or the Chief Executive Officer, and shall be called by the Secretary at the request in writing of stockholders holding at least two-thirds of the issued and outstanding shares entitled to vote. Such request shall state the purpose or purposes of proposed meeting.

Unless otherwise provided by law, written notice of a special meeting of stockholders, stating the time, place, and purpose or purposes thereof, shall be given to each stockholder entitled to vote at such meeting, not less than ten (10) or more than sixty (60) days before the date fixed for the meeting. Business transacted at any special meeting of stockholders shall be limited to the purpose or purposes stated in the notice relating thereto.

2.4 Quorum. The holders of a majority of the capital stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the Certificate of Incorporation. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the holders of a majority of the votes entitled to be cast by the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder entitled to vote at the meeting.

2.5 Organization. The Chairman of the Board of Directors shall act as chairman of meetings of the stockholders. The Board of Directors may designate any other officer or director of the Corporation to act as chairman of any meeting in the absence of the Chairman of the Board of Directors, and the Board of Directors may further provide for determining who shall act as chairman of any stockholders meeting in the absence of the Chairman of the Board of Directors and such designee.

The Secretary of the Corporation shall act as secretary of all meetings of the stockholders, but in the absence of the Secretary the presiding officer may appoint any other person to act as secretary of any meeting.

2.6 Voting. Unless otherwise required by law, the Certificate of Incorporation or these Bylaws, any question (other than the election of directors) brought before any meeting of stockholders shall be decided by the vote of the holders of a majority of the stock represented at the meeting and entitled to vote on the subject matter. At all meetings of stockholders for the election of directors, a plurality of the votes cast shall be sufficient to elect. Each stockholder represented at a meeting of stockholders shall be entitled to cast one vote for each share of the capital stock entitled to vote thereat held by such stockholder, unless otherwise provided by the Certificate of Incorporation. Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize any person or persons to act for him or her by proxy. All proxies shall be executed in writing and shall be filed with the Secretary of the Corporation not later than the day on which exercised. No proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. The Board of Directors, in its discretion, or the officer of the Corporation presiding at a meeting of stockholders, in his discretion, may require that any votes cast at such meeting shall be cast by written ballot.

2.7 Action of Stockholders Without Meeting. Unless otherwise provided by the Certificate of Incorporation or these Bylaws, any action required to be taken at any annual or special meeting of stockholders, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

2.8 Voting List. The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the election, either at a place within the city, town, or village where the election is to be held, which place shall be specified in the notice of the meeting, or, if not specified, at the place where said meeting is to be held. The list shall be produced and kept at the time and place of election during the whole time thereof, and may be inspected by any stockholder of the Corporation who is present.

2.9 Stock Ledger. The stock ledger of the Corporation shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by Section 8 of this Article II or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

2.10 Adjournment. Any meeting of the stockholders, including one at which directors are to be elected, may be adjourned for such periods as the presiding officer of the meeting or the stockholders present in person or by proxy and entitled to vote shall direct.

2.11 Inspectors. The Board of Directors may, in advance of any meeting of stockholders, appoint one or more inspectors to act at such meeting or any adjournment thereof. If any of the inspectors so appointed shall fail to appear or act, then the chairman of the meeting shall, or if inspectors shall not have been appointed, the chairman of the meeting may, appoint one or more inspectors. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his ability. The inspectors shall determine the number of shares of capital stock of the Corporation outstanding and the voting power of each, the number of shares represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots, or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots, or consents, determine the results, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the chairman of the meeting, the inspectors shall make a report in writing of any challenge, request or matter determined by them and shall execute a certificate of any fact found by them. No director or candidate for the office of director shall act as an inspector of an election of directors. Inspectors need not be stockholders.

2.12 Advance Notice Provisions for Election of Directors. Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Corporation. Nominations of persons for election to the Board of Directors may be made at any annual meeting of stockholders, or at any special meeting of stockholders called for the purpose of electing directors as provided under Article II, Section 3, (a) by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (b) by any stockholder of the Corporation (i) who is a stockholder of record on the date of the giving of the notice provided for in this Article II, Section 12 and on the record date for the determination of stockholders entitled to vote at such meeting and (ii) who complies with the notice procedures set forth in this Article II, Section 12.

In addition to any other applicable requirements, for a nomination to be made by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Corporation.

To be timely, a stockholder’s notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Corporation (a) in the case of an annual meeting, not later than the close of business on the ninetieth (90th) day, nor earlier than the close of business on the one hundred twentieth (120th) day, prior to the date of the anniversary of the previous year’s annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or the annual meeting is scheduled to be held on a date more than thirty (30) days prior to or delayed by more than sixty (60) days after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the later of the close of business ninety (90) days prior to the annual meeting or the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made and (b) in the case of a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the tenth (10th) day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made, whichever first occurs.

To be in proper written form, a stockholder’s notice to the Secretary must set forth (a) as to each person whom the stockholder proposes to nominate for election as a director (i) the name, age, business address, and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by the person, and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving the notice (i) the name and record address of such stockholder, (ii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by such stockholder, (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice, and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this Section 2.12. If the chairman of the meeting determines that a nomination was not made in accordance with the foregoing procedures, the chairman shall declare to the meeting that the nomination was defective and such defective nomination shall be disregarded.

2.13 Advance Notice Provisions for Business to be Transacted at Annual Meeting. No business may be transacted at an annual meeting of stockholders, other than business that is either (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors (or any duly authorized committee thereof), (b) otherwise properly brought before the annual meeting by or at the direction of the Board of Directors (or any duly authorized committee thereof), or (c) otherwise properly brought before the annual meeting by any stockholder of the Corporation (i) who is a stockholder of record on the date of the giving of the notice provided for in this Article II, Section 13 and on the record date for the determination of stockholders entitled to vote at such annual meeting and (ii) who complies with the notice procedures set forth in this Article II, Section 13.

In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Corporation.

To be timely, a stockholder’s notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Corporation not later than the close of business on the ninetieth (90th) day, nor earlier than the close of business on the one hundred twentieth (120th) day, prior to the date of the anniversary of the previous year’s annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or the annual meeting is scheduled to be held on a date more than thirty (30) days prior to or delayed by more than sixty (60) days after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the later of the close of business ninety (90) days prior to the annual meeting or the tenth (10th) day following the day on which such notice of the date of the annual meting was mailed or such public disclosure of the date of the annual meeting was made.

To be in proper written form, a stockholder’s notice to the Secretary must set forth as to each matter such stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of such stockholder, (iii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by such stockholder, (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business, and (v) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

No business shall be conducted at the annual meeting of stockholders except business brought before the annual meeting in accordance with the procedures set forth in this Article II, Section 13; provided, however, that, once business has been properly brought before the annual meeting in accordance with such procedures, nothing in this Article II, Section 13 shall be deemed to preclude discussion by any stockholder of any such business. If the chairman of an annual meeting determines that business was not properly brought before the annual meeting in accordance with the foregoing procedures, the chairman shall declare to the meeting that the business was not properly brought before the meeting and such business shall not be transacted.

2.14 Ratification. Any transaction questioned in any stockholders’ derivative suit, or any other suit to enforce alleged rights of the Corporation or any of its stockholders, on the ground of lack of authority, defective, or irregular execution, adverse interest of any director, officer or stockholder, nondisclosure, miscomputation or the application of improper principles or practices of accounting may be approved, ratified, and confirmed before or after judgment by the Board of Directors or by the holders of Common Stock and, if so approved, ratified, or confirmed, shall have the same force and effect as if the questioned transaction had been originally duly authorized, and said approval, ratification or confirmation shall be binding upon the Corporation and all of its stockholders and shall constitute a bar to any claim or execution of any judgment in respect of such questioned transaction.

2.15 Judges. All votes by ballot at any meeting of stockholders shall be conducted by two judges appointed for the purpose either by the directors or by the meeting. The judges shall decide upon the qualifications of voters, count the votes, and declare the result.

ARTICLE III

DIRECTORS

3.1 Powers; Number; Qualifications. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, except as may be otherwise provided by law or in the Certificate of Incorporation. The number of directors which shall constitute the Board of Directors shall be not less than one (1) nor more than nine (9). The exact number of directors shall be fixed from time to time, within the limits specified in this Article III, Section 1 or in the Certificate of Incorporation, by the Board of Directors. Directors need not be stockholders of the Corporation.

3.2 Election; Term of Office; Resignation; Removal; Vacancies. Each director shall hold office until the next annual meeting of stockholders or until such director’s earlier resignation, removal from office, death, or incapacity. Unless otherwise provided in the Certificate of Incorporation, vacancies and newly created directorships resulting from any increase in the authorized number of directors or from any other cause may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director and each director so chosen shall hold office until the next annual meeting and until such director’s successor shall be duly elected and shall qualify, or until such director’s earlier resignation, removal from office, death, or incapacity.

3.3 Meetings. The Board of Directors of the Corporation may hold meetings, both regular and special, either within or without the State of Delaware. The first meeting of each newly elected Board of Directors shall be held immediately after and at the same place as the meeting of the stockholders at which it is elected and no notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting, provided a quorum shall be present. Regular meetings of the Board of Directors may be held without notice at such time and place as shall from time to time be determined by the Board of Directors.

Special meetings of the Board of Directors may be called by the Chief Executive Officer or a majority of the entire Board of Directors. Notice thereof stating the place, date, and hour of the meeting shall be given to each director either by mail not less than forty-eight (48) hours before the date of the meeting, by telephone, facsimile, or telegram on twenty-four (24) hours notice, or on such shorter notice as the person or persons calling such meeting may deem necessary or appropriate in the circumstances.

3.4 Quorum. Except as may be otherwise specifically provided by law, the Certificate of Incorporation or these Bylaws, at all meetings of the Board of Directors or any committee thereof, a majority of the entire Board of Directors or such committee, as the case may be, shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors. If a quorum shall not be present at any meeting of the Board of Directors or of any committee thereof, a majority of the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

3.5 Organization of Meetings. The Board of Directors shall elect one of its members to be Chairman of the Board of Directors. The Chairman of the Board of Directors shall lead the Board of Directors in fulfilling its responsibilities as set forth in these Bylaws, including its responsibility to oversee the performance of the Corporation, and shall determine the agenda and perform all other duties and exercise all other powers which are or from time to time may be delegated to him or her by the Board of Directors.

Meetings of the Board of Directors shall be presided over by the Chairman of the Board of Directors, or in his or her absence, by the Chief Executive Officer, or in the absence of the Chairman of the Board of Directors and the Chief Executive Officer by such other person as the Board of Directors may designate or the members present may select.

3.6 Actions of Board of Directors Without Meeting. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or of such committee, as the case may be, consent thereto in writing, and the writing or writings are filled with the minutes of proceedings of the Board of Directors or committee.

3.7 Removal of Directors by Stockholders. The entire Board of Directors or any individual Director may be removed from office with or without cause by the stockholders holding at least two-thirds of the issued and outstanding shares then entitled to vote at an election of directors. In case the Board of Directors or any one or more Directors be so removed, new Directors may be elected at the same time for the unexpired portion of the full term of the Director or Directors so removed.

3.8 Resignations. Any Director may resign at any time by submitting his written resignation to the Board of Directors or Secretary of the Corporation. Such resignation shall take effect at the time of its receipt by the Corporation unless another time be fixed in the resignation, in which case it shall become effective at the time so fixed. The acceptance of a resignation shall not be required to make it effective.

3.9 Committees. The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided by law and in the resolution of the Board of Directors establishing such committee, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the Certificate of Incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease, or exchange of all or substantially all of the Corporation’s property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation of a dissolution or amending the Bylaws of the Corporation; and, unless the resolution expressly so provides, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock or to adopt a certificate of ownership and merger. Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required.

3.10 Compensation. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, the Board of Directors shall have the authority to fix the compensation of directors.

3.11 Interested Directors. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if (i) the material facts as to his or their relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (ii) the material facts as to his or their relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved, or ratified by the Board of Directors, a committee thereof or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

3.12 Meetings by Means of Conference Telephone. Members of the Board of Directors or any committee designed by the Board of Directors may participate in a meeting of the Board of Directors or of a committee of the Board of Directors by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this subsection shall constitute presence in person at such meeting.

ARTICLE IV

OFFICERS

4.1 General. The officers of the Corporation shall be elected by the Board of Directors and may consist of: a Chairman of the Board, Chief Executive Officer, President, Secretary, and Treasurer. The Board of Directors, in its discretion, may also elect one or more Vice Presidents (including Executive Vice Presidents and Senior Vice Presidents), Assistant Secretaries, Assistant Treasurers, a Controller, and such other officers as in the judgment of the Board of Directors may be necessary or desirable. Any number of offices may be held by the same person and more than one person may hold the same office, unless otherwise prohibited by law, the Certificate of Incorporation or these Bylaws. The officers of the Corporation need not be stockholders of the Corporation, nor need such officers be directors of the Corporation.

4.2 Election. The Board of Directors at its first meeting held after each annual meeting of stockholders shall elect the officers of the Corporation who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors; and all officers of the Corporation shall hold office until their successors are chosen and qualified, or until their earlier resignation or removal. Except as otherwise provided in this Article IV, any officer elected by the Board of Directors may be removed at any time by the affirmative vote of a majority of the Board of Directors. Any vacancy occurring in any office of the Corporation shall be filled by the Board of Directors. The salaries of all officers who are directors of the Corporation shall be fixed by the Board of Directors.

4.3 Voting Securities Owned by the Corporation. Powers of attorney, proxies, waivers of notice of meeting, consents, and other instruments relating to securities owned by the Corporation may be executed in the name of and on behalf of the Corporation by the Chief Executive Officer or any Vice President, and any such officer may, in the name and on behalf of the Corporation, take all such action as any such officer may deem advisable to vote in person or by proxy at any meeting of security holders of any corporation in which the Corporation may own securities and at any such meeting shall possess and may exercise any and all rights and powers incident to the ownership of such securities and which, as the owner thereof, the Corporation might have exercised and possessed if present. The Board of Directors may, by resolution, from time to time confer like powers upon any other person or persons.

4.4 Chief Executive Officer. Subject to the provisions of these Bylaws and to the direction of the Board of Directors, the Chief Executive Officer shall have ultimate authority for decisions relating to the general management and control of the affairs and business of the Corporation and shall perform such other duties and exercise such other powers which are or from time to time may be delegated to him or her by the Board of Directors or these Bylaws, all in accordance with basic policies as established by and subject to the oversight of the Board of Directors.

4.5 President. The President shall have general supervision, direction, and control of the operations of the Corporation and shall perform such other duties and exercise such other powers which are or from time to time may be delegated to him or her by the Board of Directors or these Bylaws, all in accordance with basic policies as established by and subject to the oversight of the Board of Directors. At the request of the Chief Executive Officer or in the absence of the Chief Executive Officer, or in the event of his or her inability or refusal to act, the President shall perform the duties of the Chief Executive Officer, and when so acting, shall have all the powers of and be subject to all the restrictions upon such office.

4.6 Vice Presidents. At the request of the Chief Executive Officer or in the absence of the Chief Executive Officer, or in the event of his or her inability or refusal to act, the Vice President or the Vice Presidents if there is more than one (in the order designated by the Board of Directors) shall perform the duties of the Chief Executive Officer, and when so acting, shall have all the powers of and be subject to all the restrictions upon such office. Each Vice President shall perform such other duties and have such other powers as the Board of Directors from time to time may prescribe. If there be no Vice President, the Board of Directors shall designate the officer of the Corporation who, in the absence of the Chief Executive Officer or in the event of the inability or refusal of such officer to act, shall perform the duties of such office, and when so acting, shall have all the powers of and be subject to all the restrictions upon such office.

4.7 Secretary. The Secretary shall attend all meetings of the Board of Directors and all meetings of stockholders and record all the proceedings thereat in a book or books to be kept for that purpose; the Secretary shall also perform like duties for the standing committees when required. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or the Chief Executive Officer, under whose supervision the Secretary shall be. If the Secretary shall be unable or shall refuse to cause to be given notice of all meetings of the stockholders and special meetings of the Board of Directors, then any Assistant Secretary shall perform such actions. If there be no Assistant Secretary, then the Board of Directors or the Chief Executive Officer may choose another officer to cause such notice to be given. The Secretary shall have custody of the seal of the Corporation and the Secretary or any Assistant Secretary, if there be one, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by the signature of the Secretary or by the signature of any such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his signature. The Secretary shall see that all books, reports, statements, certificates, and other documents and records required by law to be kept or filed are properly kept or filed, as the case may be.

4.8 Treasurer. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Chief Executive Officer and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all his transactions as Treasurer and of the financial condition of the Corporation. If required by the Board of Directors, the Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Corporation, in case of his death, resignation, retirement, or removal from office, of all books, papers, vouchers, money, and other property of whatever kind in his possession or under his control belonging to the Corporation.

4.9 Assistant Secretaries. Except as may be otherwise provided in these Bylaws, Assistant Secretaries, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the Chief Executive Officer, any Vice President, if there be one, or the Secretary, and in the absence of the Secretary or in the event of his disability or refusal to act, shall perform the duties of the Secretary, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Secretary.

4.10 Assistant Treasurers. Assistant Treasurers, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the Chief Executive Officer, any Vice President, if there be one, or the Treasurer, and in the absence of the Treasurer or in the event of his disability or refusal to act, shall perform the duties of the Treasurer, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Treasurer. If required by the Board of Directors, an Assistant Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Corporation, in case of his death, resignation, retirement, or removal from office, of all books, papers, vouchers, money, and other property of whatever kind in his possession or under his control belonging to the Corporation.

4.11 Other Officers. Such other officers as the Board of Directors may choose shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors. The Board of Directors may delegate to any other officer of the Corporation the power to choose such other officers and to prescribe their respective duties and powers.

4.12 Vacancies. The Board of Directors shall have the power to fill any vacancies in any office occurring from whatever reason.

4.13 Resignations. Any officer may resign at any time by submitting his written resignation to the Corporation. Such resignation shall take effect at the time of its receipt by the Corporation, unless another time be fixed in the resignation, in which case it shall become effective at the time so fixed. The acceptance of a resignation shall not be required to make it effective.

4.14 Removal. Subject to the provisions of any employment agreement approved by the Board of Directors, any officer of the Corporation may be removed at any time, with or without cause, by the Board of Directors.

ARTICLE V

CAPITAL STOCK

5.1 Form of Certificates. Every holder of stock represented by certificates shall be entitled to have a certificate signed by, or in the name of the corporation by the chairperson or vice-chairperson of the board of directors, or the president or vice-president, and by the treasurer or an assistant treasurer, or the secretary or an assistant secretary of such corporation representing the number of shares registered in certificate form. Any or all the signatures on the certificate may be a facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were such officer, transfer agent, or registrar at the date of issue.

5.2 Signatures. Any or all of the signatures on the certificate may be a facsimile, including, but not limited to, signatures of officers of the Corporation and countersignatures of a transfer agent or registrar. In case an officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

5.3 Lost Certificates. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen, or destroyed. When authorizing such issue of a new certificate, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen, or destroyed certificate, or his legal representative, to advertise the same in such manner as the Board of Directors shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen, or destroyed.

5.4 Transfers. Stock of the Corporation shall be transferable in the manner prescribed by law and in these Bylaws. Transfers of stock shall be made on the books of the Corporation only by the person named in the certificate or by his attorney lawfully constituted in writing and upon the surrender of the certificate therefor, which shall be canceled before a new certificate shall be issued. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment, or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transactions upon its books.

5.5 Fixing Record Date. In order that the Corporation may determine the stockholders entitled to notice or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record is adopted by the Board of Directors, and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than ten (10) days after the date upon which the resolution fixing the record date of action with a meeting is adopted by the Board of Directors, nor more than sixty (60) days prior to any other action. If no record date is fixed:

(a) The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

(b) The record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is necessary, shall be the first date on which a signed written consent is delivered to the Corporation.

(c) The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

5.6 Registered Stockholders. Prior to due presentment for transfer of any share or shares, the Corporation shall treat the registered owner thereof as the person exclusively entitled to vote, to receive notifications and to all other benefits of ownership with respect to such share or shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State Delaware.

5.7 Regulations; Book-Entry System. The Board of Directors may make such additional rules and regulations, not inconsistent with the Bylaws or the Certificate of Incorporation, as it may deem expedient concerning the issue, transfer, and registration of certificates for shares of stock of the Corporation.

Further, the Corporation may participate in one or more systems under which certificates for shares of stock are replaced by electronic book-entry pursuant to such rules, terms and conditions as the Board of Directors may approve and subject to applicable law, notwithstanding any provisions to the contrary set forth in this Article.

ARTICLE VI

NOTICES

6.1 Form of Notice. Notices to directors and stockholders other than notices to directors of special meetings of the Board of Directors which may be given by any means stated in Article III, Section 3, shall be in writing and delivered personally or mailed to the directors or stockholders at their addresses appearing on the books of the corporation. Notice by mail shall be deemed to be given at the time when the same shall be mailed. Notice to directors may also be given by telegram.

6.2 Waiver of Notice. Whenever any notice is required to be given under the provisions of law or the Certificate of Incorporation or by these Bylaws of the Corporation, a written waiver, signed by the person or persons entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular, or special meeting of the stockholders, Directors, or members of a committee of Directors need be specified in any written waiver of notice unless so required by the Certificate of Incorporation.

ARTICLE VII

INSPECTION

7.1 Maintenance and Inspection of Records. The Corporation shall, either at its principal executive office or at such place or places as designated by the Board of Directors, keep a record of its stockholders listing their names and addresses and the number of class of shares held by each stockholder, a copy of these by-laws, as may be amended to date, minute books, accounting books, and other records.

Any such records maintained by the Corporation may be kept on, or by means of, or be in the form of, any information storage device or method, provided that the records so kept can be converted into clearly legible paper form within a reasonable time. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect such records pursuant to the provisions of the Delaware General Corporation Law. When records are kept in such manner, a clearly legible paper form produced from or by means of the information storage device or method shall be admissible in evidence, and accepted for all other purposes, to the same extent as an original paper form accurately portrays the record.

Any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the Corporation’s stock ledger, a list of its stockholders, and its other books and records and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person’s interest as a stockholder. In every instance where an attorney or other agent is the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the Corporation at its registered office in Delaware or at its principal executive office.

7.2 Inspection by Directors. Any director shall have the right to examine the Corporation’s stock ledger, a list of its stockholders, and its other books and records for a purpose reasonably related to his or her position as a director.

ARTICLE VIII

INDEMNIFICATION OF DIRECTORS AND OFFICERS

8.1 The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorneys’ fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere, or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

8.2 The Corporation shall indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another Corporation, partnership, joint venture, trust, or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and expect that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnify for such expenses which the Court of Chancery or such other court shall deem proper.

8.3 To the extent that a director, officer, employee, or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in Sections 1 and 2 of this Article, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection therewith.

8.4 Any indemnification under sections 1 or 2 of this Article (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in such section. Such determination shall be made:

(a) By the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit, or proceeding, or

(b) If such a quorum is not obtainable, or, event if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or

(c) By the stockholders.

8.5 Expenses (including attorneys’ fees) incurred by an officer or director in defending any civil, criminal, administrative, or investigative action, suit, or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit, or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized in this Section. Such expenses (including attorneys’ fees) incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the Board of Directors deems appropriate.

8.6 The indemnification and advancement of expenses provided by, or granted pursuant to the other sections of this Article shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

8.7 The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another Corporation, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article.

8.8 For purposes of this Article, references to “the Corporation” shall include, in addition to the resulting Corporation, any constituent Corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee, or agent of such constituent Corporation, or is or was serving at the request of such constituent Corporation as a director, officer, employee, or agent of another Corporation, partnership, joint venture, trust, or other enterprise, shall stand in the same position under this Article with respect to the resulting or surviving Corporation as he would have with respect to such constituent Corporation of its separate existence had continued.

8.9 For purposes of this Article, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to “serving at the request of the Corporation” shall include any service as a director, officer, employee, or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation” as referred to in this Article.

8.10 The indemnification and advancement of expenses provided by, or granted pursuant to, this Article shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

8.11 No director or officer of the Corporation shall be personally liable to the Corporation or to any stockholder of the Corporation for monetary damages for breach of fiduciary duty as a director or officer, provided that this provision shall not limit the liability of a director or officer (i) for any breach of the director’s or the officer’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of Delaware, or (iv) for any transaction from which the director or officer derived an improper personal benefit.

ARTICLE IX

GENERAL PROVISIONS

9.1 Reliance on Books and Records. Each Director, each member of any committee designated by the Board of Directors, and each officer of the Corporation, shall, in the performance of his duties, be fully protected in relying in good faith upon the books of account or other records of the Corporation, including reports made to the Corporation by any of its officers, by an independent certified public accountant, or by an appraiser selected with reasonable care.

9.2 Dividends. Subject to the provisions of the Certificate of Incorporation, if any, dividends upon the capital stock of the Corporation may be declared by the Board of Directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Certificate of Incorporation. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the Directors shall think conducive to the interest of the Corporation, and the Directors may modify or abolish any such reserve in the manner in which it was created.

9.3 Annual Statement. The Board of Directors shall present at each annual meeting, and at any special meeting of the stockholders when called for by vote of the stockholders, a full and clear statement of the business and condition of the Corporation.

9.4 Checks. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other persons as the Board of Directors may from time to time designate.

9.5 Fiscal Year. The fiscal year of the Corporation shall be as determined by the Board of Directors. If the Board of Directors shall fail to do so, the Chief Executive Officer shall fix the fiscal year.

9.6 Seal. The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the words “Corporate Seal, Delaware.” The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any manner reproduced.

9.7 Amendments. The original or other Bylaws may be adopted, amended, or repealed by the stockholders entitled to vote thereon at any regular or special meeting or, if the Certificate of Incorporation so provides, by the Board of Directors. The fact that such power has been so conferred upon the Board of Directors shall not divest the stockholders of the power nor limit their power to adopt, amend, or repeal Bylaws.

9.8 Interpretation of Bylaws. All words, terms and provisions of these Bylaws shall be interpreted and defined by and in accordance with the Delaware General Corporation Law, as amended, and as amended from time to time hereafter.

Annex H

January [    ], 2010

Atlas Acquisition Holdings Corp.

c/o Hauslein & Company, Inc.

11450 SE Dixie Highway, Suite 106

Hobe Sound, Florida 33455

Ladies and Gentlemen:

We have acted as special Delaware counsel for Atlas Acquisition Holdings Corp., a Delaware corporation (the “Corporation”), solely with respect to the validity of a proposed amendment to the certificate of incorporation of the Corporation described herein under the General Corporation Law of the State of Delaware, 8 Del. C. §§ 101 et seq. (the “General Corporation Law”). At your request, this opinion is being furnished to you.

For purposes of rendering our opinion as stated herein, we have been furnished with and have reviewed the following documents:

(a) The Amended and Restated Certificate of Incorporation of Atlas Acquisition Holdings Corp., as filed with the Secretary of State of the State of Delaware (the “Secretary of State”), on January 23, 2008 (the “Certificate of Incorporation”), and the proposed form of Certificate of Amendment of the Amended and Restated Certificate of Incorporation of Atlas Holdings Corp., as attached to the Extension Proxy Statement (as defined below) as Annex B (the “Extension Amendment”);

(b) The Bylaws of the Corporation as in effect on the date hereof;

(c) The Corporation’s registration statement on Form S-1 (Reg. No. 333-146368) filed with the Securities and Exchange Commission (the “SEC”), on September 28, 2007 and effective January 23, 2008 (the “Registration Statement”), in connection with the Corporation’s initial public offering;

(d) The proposed form of Certificate of Amendment of the Amended and Restated Certificate of Incorporation of Atlas Acquisition Holdings Corp., as attached hereto and incorporated herein by reference as Exhibit A (the “Amendment”);

(e) The Agreement and Plan of Merger (the “Merger Agreement”), dated as of December 10, 2009, by and among the Corporation, Koosharem Corporation, a California corporation, and New Koosharem Corporation, a California corporation (“Newco”);

(f) The definitive proxy statement filed with the SEC on January 7, 2010 in connection with the Extension Amendment (the “Extension Proxy Statement”);

(g) The definitive proxy statement filed with the SEC on January [    ], 2010 in connection with the Amendment and the Merger Agreement; and

(h) An Officer’s Certificate for the Corporation, dated as of the date hereof, with respect to certain matters, together with the documents or instruments attached thereto as exhibits.

For purposes of this opinion, we have not reviewed any documents other than the documents listed in paragraphs (a) through (h) above, and we express no opinion with respect to any such other documents. In particular, we have not reviewed any document (other than the documents listed in paragraphs (a) through (h) above) that is referred to or incorporated by reference into any document reviewed by us. We have conducted no independent factual investigation of our own but rather have relied as to factual matters solely upon the foregoing documents, the statements and information set forth therein, and the additional matters recited or assumed herein, all of which we have assumed to be true, complete and accurate in all material respects.

With respect to all documents examined by us, we have assumed (i) that all signatures on documents examined by us are genuine, (ii) the legal capacity under all applicable laws and regulations of all natural persons signing each of said documents as or on behalf of the parties thereto, (iii) all documents submitted to us as originals are authentic, and (iv) that all documents submitted to us as copies conform with the originals of those documents.

This opinion is limited to the General Corporation Law as in effect on the date hereof, and we have not considered and express no opinion on any other laws, rules, or regulations of the State of Delaware, or the laws, rules, or regulations of any other state or jurisdiction, including federal laws (including federal bankruptcy laws), or laws regulating securities or the rules and regulations of any stock exchange or other regulatory body.

BACKGROUND

We have been advised, and therefore assume for purposes hereof, that: (i) the Extension Amendment will be (A) submitted to the stockholders of the Corporation for their consideration on vote at the special meeting of stockholders of the Corporation to be held on January 20, 2010, as the same may be adjourned or postponed as provided in the Extension Proxy Statement, and (B) authorized and adopted and become effective in accordance with the General Corporation Law on or before January 23, 2010;1 (ii) pursuant to the Merger Agreement, at the Effective Time (as defined in the Merger Agreement), Newco will be merged with and into the Corporation, with the Corporation as the surviving corporation (the “Merger”); (iii) the Corporation has considered and analyzed numerous acquisition opportunities in its search for a business combination, none of which were believed to be as attractive to the public stockholders as that contemplated by the Merger Agreement, including, without limitation, the Merger; (iv) the Merger constitutes a “Business Combination” as defined in Article SEVENTH of the Certificate of Incorporation;2 and (v) the first sentence of the second paragraph of Paragraph B of Article FOURTH of the Certificate of Incorporation3 provides that if a Business Combination is approved and consummated, “any holder of Common Stock who voted against such Business Combination, may, at the option of such holder and in the manner provided in this paragraph B, require the Corporation to redeem…for cash, all (but not less than all) of the shares held by such holder….” (Emphasis added).

We further understand, and assume for purposes hereof, that the Amendment will add “either for or” immediately prior to “against’ in the first sentence of the second paragraph of Paragraph B of Article FOURTH of the Certificate of Incorporation. Accordingly, we understand, and therefore assume for purposes hereof, that if the Amendment is duly authorized and adopted and becomes effective in accordance with the General Corporation

[1]	Article SIXTH of the Certificate of Incorporation provides, in relevant part, that “[t]he Corporation’s existence shall terminate on January 23, 2010 (the ‘Termination Date’).” Upon the effectiveness of the Extension Amendment in accordance with the General Corporation Law, Article SIXTH of the Certificate of Incorporation will be amended to provide in its entirety as follows: “The Corporation’s existence shall terminate on February 16, 2010 (hereinafter, the ‘Termination Date’).”
[2]	“Business Combination” is defined in Article SEVENTH of the Certificate of Incorporation as “the acquisition by the Corporation of are or more operating businesses whose fair market value, individually or collectively, is equal to at least 80% of the Trust Fund (excluding deferred underwriting discounts and commissions) at the time of such business combination, although this may entail simultaneous acquisitions of several operating businesses (each, a “Target Business”), through a merger, capital stock exchange, stock or asset acquisition, exchangeable share transaction, reorganization or similar business combination,” and is hereinafter referred to as a “Business Combination.”
[3]	All references to “Certificate of Incorporation” in this opinion shall hereinafter refer to the Certificate of Incorporation (as defined in paragraph (a) above), as amended by the Extension Amendment.

Law, stockholders voting “for” as well as “against” the Merger may exercise the “redemption” rights provided by the second paragraph of Paragraph B of Article FOURTH of the Certificate of Incorporation.

The third paragraph of Paragraph B of Article FOURTH of the Certificate of Incorporation purports to limit the ability of the Corporation to amend Paragraph B of Article FOURTH of the Certificate of Incorporation. Paragraph B of Article FOURTH provides as follows:

In addition to any affirmative vote required by law and/or a Preferred Stock Designation, if any, during the “Target Business Acquisition Period” (as defined below),4 the affirmative vote of at least 95% of the outstanding shares of Common Stock5 of the Corporation issued in the IPO6 entitled to vote generally, voting together as a single class, shall be required to amend, alter, repeal, or adopt any provision inconsistent with this paragraph B.

The third paragraph of Paragraph B of Article FOURTH of the Certificate of Incorporation therefore purports to require the “affirmative vote of at least 95% of the outstanding shares of Common Stock of the Corporation issued in the IPO” to amend Paragraph B of Article FOURTH at any time during the Target Business Acquisition Period. See also Registration Statement at 9. We understand, and therefore assume for purposes of the opinion set forth herein, that requiring the affirmative vote of 95% of the outstanding shares of Common Stock of the Corporation issued in the IPO to amend Paragraph B of Article FOURTH of the Certificate of Incorporation as provided in the third paragraph of Paragraph B of Article FOURTH of the Certificate of Incorporation effectively eliminates the Corporation’s power to amend the Certificate of Incorporation during the Target Business Acquisition Period.

You have asked us to consider whether the affirmative vote of at least 95% of the outstanding shares of Common Stock of the Corporation issued in the IPO entitled to vote generally, voting together as a single class, is required to amend the first sentence of the second paragraph of Paragraph B of Article FOURTH of the Certificate of Incorporation as contemplated by the Amendment during the Target Business Acquisition Period. In that connection, you have asked our opinion as to the vote of stockholders of the Corporation required to amend the first sentence of the second paragraph of Paragraph B of Article FOURTH of the Certificate of Incorporation as contemplated by the Amendment.

OPINION

Based upon the assumptions, qualifications, exceptions, legal considerations, and reasoning set forth herein, it is our opinion that the Amendment, if duly adopted by the Board of Directors of the Corporation (by vote of a majority of the directors present at a duly called and noticed meeting at which a quorum is present or, alternatively, by unanimous written consent) and duly adopted by a majority of the outstanding capital stock of the Corporation entitled to vote thereon, all in accordance with Section 242(b) of the General Corporation Law, would be valid and effective when the Amendment is duly filed with the Secretary of State in accordance with Sections 103 and 242 of the General Corporation Law.

[4]	“Target Business Acquisition Period” is defined in Article SEVENTH of the Certificate of Incorporation as “the period from the effectiveness of the registration statement filed in connection with the IPO with the United States Securities and Exchange Commission up to and including the first to occur of (a) a Business Combination or (b) the Termination Date.” Provided that the Extension Amendment is authorized and adopted and becomes effective in accordance with the General Corporation Date, the “Termination Date” will be defined in Article SIXTH of the Certificate of Incorporation as February 17, 2010.
[5]	“Common Stock” is defined in the Certificate of Incorporation as “Common Stock of the par value $0.001 per share….”
[6]	“IPO” is defined in the second paragraph of Paragraph B of Article FOURTH of the Certificate of Incorporation as “the Corporation’s initial public offering….”

LEGAL ANALYSIS

Before the receipt of payment for its capital stock, a Delaware corporation may, by action of its incorporators or board of directors, as applicable, amend its certificate of incorporation. 8 Del. C. § 241. After the corporation has received payment for any of its capital stock, it may amend its certificate of incorporation, from time to time, in any and as many respects as may be desired, so long as its certificate of incorporation as amended would contain only such provisions as it would be lawful and proper to insert in an original certificate of incorporation filed at the time of the filing of the amendment….

8 Del. C. § 242(a). Although Section 242(a) of the General Corporation Law sets forth examples of types of amendments that may be made to the certificate of incorporation of a Delaware corporation, Section 102 of the General Corporation Law establishes what is “lawful and proper to insert in an original certificate of incorporation.” See 8 Del. C. § 102. In particular, Section 102(b)(4) of the General Corporation Law expressly allows the certificate of incorporation of a Delaware corporation to contain “[p]rovisions requiring for any corporate action, the vote of a larger portion of the stock or of any class or series thereof … than is required by this chapter…,” id. at § 102(b)(4), and Section 102(b)(1) of the General Corporation Law permits the certificate of incorporation of a Delaware corporation to contain “[a]ny provision for the management of the business and for the conduct of the affairs of the corporation, and any provision creating, defining, limiting and regulating the powers of the corporation, the directors, and the stockholders” as long as “such provisions are not contrary to the laws of this State,” id. at § 102(b)(1).

Any amendment to the certificate of incorporation after the “corporation has received payment for any of its capital stock” must be authorized as provided in Section 242(b) of the General Corporation Law. Id. at § 242(b) (“[e]very amendment authorized by subsection (a) of this section shall be made and effected in the [    ] manner” provided in Section 242(b)(1)) (emphasis added). Section 242(b) of the General Corporation Law provides that the board of directors “shall adopt a resolution setting forth the amendment proposed, declaring its advisability, and either calling a special meeting of the stockholders entitled to vote in respect thereof for the consideration of such amendment or directing that the amendment proposed be considered at the next annual meeting of the stockholders.” Id. at § 242(b)(1) (emphasis added). Further, any such amendment must be adopted by “a majority of the outstanding stock entitled to vote thereon, and a majority of the outstanding stock of each class entitled to vote thereon as a class…,”7 subject to any larger vote enumerated by the certificate of incorporation. Id. at § 242(b)(1); id. at § 102(b)(4); see also Williams v. Geier, 671 A.2d 1368, 1379 (Del. 1996) (“The recommendation by a board of directors of the advisability of a charter amendment is merely the first step under the organic, statutory scheme of 8 Del. C. § 242, which authorizes amendments to certificates of incorporation. The second step—the stockholder vote pursuant to which an amendment is approved—[is also required].”); Lions Gate Entm’t Corp. v. Image Entm’t Inc., C.A. No. 2011-N, 2006 WL 1668051, at *7 (Del. Ch. June 5, 2006) (concluding that to the extent that a certificate of incorporation provision “purports to give the [    ] board the power to amend the charter unilaterally without a shareholder vote, it contravenes Delaware law and is invalid”). Finally, once an amendment to the certificate of incorporation has been so authorized by the board of directors and the stockholders, “a certificate setting forth the amendment…shall be executed, acknowledged and filed and shall become effective in accordance with § 103 of this title.” 8 Del. C. § 242(b)(1) (emphasis added).

Thus, Section 242(a) of the General Corporation Law grants a Delaware corporation broad statutory power to amend its certificate of incorporation, to the extent authorized by the board of directors and stockholders in accordance with Section 242(b) of the General Corporation Law. Id. at § 242. Nothing in Section 242 (governing amendments) or Section 102(b)(4) (permitting a certificate of incorporation to require a larger vote of stockholders than required by the General Corporation Law) of the General Corporation Law, however, suggests

[7]	As referenced above, we understand and assume for purposes hereof, that solely Common Stock is currently outstanding.

that a Delaware corporation’s power to amend its certificate of incorporation may be entirely eliminated. Indeed, the use of the word “shall” in Section 242(b) of the General Corporation Law—“[e]very amendment authorized by section (a) of [    ] section [242] shall be made and effected” as provided therein—suggests that the stockholder vote required by Section 242(b) may not be eliminated. See id. at § 242(b) (emphasis added); Williams, 671 A.2d at 1381 (“[I]t is significant that two discrete corporate events must occur, in precise sequence, to amend the certificate of incorporation under 8 Del. C. § 242: First, the board of directors must adopt a resolution declaring the advisability of the amendment and calling for a stockholder vote. Second, a majority of the outstanding stock entitled to vote must vote in favor. The stockholders may not act without prior board action. Likewise, the board may not act unilaterally without stockholder approval.”).

The Court of Chancery of the State of Delaware, in dicta, indicated, moreover, that a Delaware corporation’s power to amend its certificate of incorporation is “fundamental,” also suggesting that a complete elimination of the stockholder vote required by Section 242(b) of the General Corporation Law is impermissible. See Jones Apparel Group, Inc. v. Maxwell Shoe Co., Inc., 883 A.2d 837, 852 (Del. Ch. May 27, 2004) (referring, in dicta, to the “fundamental subject[    ] of certificate amendments”). That a Delaware corporation’s ability to amend its certificate of incorporation is “fundamental” is supported by other decisions of the Delaware courts. Hartford Accident & Indemnity Co. v. W.S. Dickey Clay Mfg. Co., 24 A.2d 315, 319-20 (Del. Ch. 1942) (except in extremely limited circumstances, a stockholder vote is always necessary to the adoption of a charter amendment); see also Farahpour v. DCX, Inc., 635 A.2d 894, 898 (Del. 1994) (an amendment to a corporation’s certificate of incorporation by board resolution or director action alone is “a course not permissible for a corporation with capital stock”). The single exception for director-alone approval is where the corporation has not yet received payment for any of its capital stock. 8 Del. C. § 241; Farahpour, 635 A.2d at 898.

Further, the Delaware Supreme Court narrowly limits certificate of incorporation provisions providing for “the vote of a larger portion of the stock…than is required by th[e] [General Corporation Law]” under Section 102(b)(4) of the General Corporation Law. See 8 Del. C. § 102(b)(4). According to the Delaware Supreme Court, “high vote requirements which purport to protect minority shareholders by disenfranchising the majority, must be clear and unambiguous” and “[t]here must be no doubt that the shareholders intended that a supermajority would be required.” Centaur Partners, IV v. Nat’l Intergroup, Inc., 582 A.2d 923, 927 (Del. 1990). This conclusion is consistent with Delaware’s “general policy against disenfranchisement,” and further supports the conclusion that a complete prohibition on the corporation’s ability to amend its certificate of incorporation is invalid. See Frankino v. Gleason, C.A. No. 17399, 1999 WL 1032773, *4 (Del. Ch. Nov. 5, 1999) (upholding an 80% vote bylaw amendment provision as “consistent with Delaware’s ‘general policy against disenfranchisement’”) (citing Blasius Indus. v. Atlas Corp., 564 A.2d 651, 669 (Del. Ch. 1988)). Further, while the Delaware courts have upheld “clear and unambiguous” provisions of certificates of incorporation requiring the vote of 75% and 80% of the corporation’s stockholders to amend the certificate of incorporation, Sellers v. Joseph Bancroft & Sons Co., 2 A.2d 108 (Del. Ch. 1938) (75% vote) and Centaur Partners, IV, 582 A.2d at 927-28 (80% vote), respectively, the Court of Chancery has questioned the validity of an absolute prohibition on the right of a Delaware corporation to amend its certificate of incorporation. Although not asked to answer this question, the Court remarked as follows:

When seventy-five per cent. [sic] or more of the preferred shares undertake to alter the one hundred per cent. [sic] provision, if ever, it will then be time to consider whether it is permissible for a corporation in exercising the power conferred by [the predecessor to Section 102(b)(4) of the General Corporation Law] to make a charter provision practically irrepealable by raising the statutory rule of the majority found in [the predecessor to Section 242 of the General Corporation Law] to as high as one hundred per cent [sic].

Sellers, 2 A.2d at 26.

Cases interpreting Section 102(b)(1) of the General Corporation Law are also relevant and instructive. Section 102(b)(1) of the General Corporation Law permits the certificate of incorporation of a Delaware corporation to contain:

Any provision for the management of the business and for the conduct of the affairs of the corporation, and any provision creating, defining, limiting and regulating the powers of the corporation, the directors, and the stockholders, or any class of the stockholders…; if such provisions are not contrary to the laws of this State.

8 Del. C. § 102(b)(1) (emphasis added). The ability of a certificate of incorporation provision to limit the powers of the corporation or its directors and/or stockholders is therefore not without its limits. While Section 102(b)(1) provides “wide room for private ordering authorized by the [General Corporation Law], when such private ordering is reflected in the corporate charter,” Jones Apparel, 883 A.2d at 838, to the extent a certificate of incorporation provision adopted pursuant to Section 102(b)(1) of the General Corporation Law “contravenes—a mandatory rule of our corporate code,” it is invalid, id. at 846. That is, certificate of incorporation provisions that “transgress a statutory enactment or a public policy settled by the common law or implicit in the General Corporation Law itself” are deemed contrary to the laws of Delaware. Sterling v. Mayflower Hotel Corp., 93 A.2d 107, 118 (Del. Ch. 1952); see also Rohe v. Reliance Training Network, 2000 WL 1038190, at *11 (Del. Ch. July 21, 2000) (finding that the company must hold an annual meeting for the election of directors because the stockholders’ statutory right to removal cannot be impaired by a certificate of incorporation, and a provision that purports to do so is invalid under Delaware law). According to the Delaware Court of Chancery, in evaluating a provision of the certificate of incorporation under Section 102(b)(1) of the General Corporation Law, the court must determine, based on a careful, context-specific review in keeping with Sterling, whether a particular certificate provision contravenes Delaware public policy, i.e., our law, whether it be in the form of statutory or common law.

Jones Apparel, 883 A.2d at 848. Given the fundamental nature of a Delaware corporation’s ability to amend its certificate of incorporation as established by Section 242 of the General Corporation Law, as well as Delaware’s “policy against disenfranchisement,” a certificate of incorporation provision completely eliminating the corporation’s right to amend its certificate of incorporation appears invalid. Accordingly, the language in the third paragraph of Paragraph B of Article FOURTH of the Certificate of Incorporation purporting to require “the affirmative vote of at least 95% of the outstanding shares of Common Stock of the Corporation issued in the IPO” to amend Paragraph B of Article FOURTH of the Certificate of Incorporation during the Target Business Acquisition Period is invalid.

An “invalid” provision is “[n]ot legally binding.” BLACK’S LAW DICTIONARY 829 (7th ed. 1999). Where a charter provision is declared “invalid” or “void” by a court, the court refuses to give it legal effect. Marmon v. Arbinet-Thexchange, Inc., C.A. No. 20092, 2004 WL 936512, at *5 n. 12 (Del. Ch. Apr. 28, 2004) (“A charter provision that conflicts with a statute is void.”); Loew’s Theatres, Inc. v. Commercial Credit Co., 243 A.2d 78 (Del. Ch. 1968) (invalidating charter provision limiting the right to inspect books and records of corporation to those shareholders holding 25% of the corporation’s stock); State ex rel. Cochran v. Penn-Beaver Oil Co., 143 A. 257 (Del. 1926) (noting that any charter provision limiting disclosure is void to the extent that it abridges shareholder inspection rights under § 220). The invalid or void provision “constitutes no part of the certificate of incorporation, or charter, and should be rejected as surplusage.” State ex rel. Cochran, 143 A. at 259.

Section 394 of the General Corporation Law provides that “[t]his chapter and all amendments thereof shall be a part of the charter or certificate of incorporation of every corporation.” 8 Del. C. § 394. Section 394 therefore engrafts the provisions of the General Corporation Law into every certificate of incorporation. Where a certificate of incorporation is silent as to a matter covered by the General Corporation Law, the General Corporation Law is deemed to have been incorporated into the certificate of incorporation. Jones Apparel, 883 A.2d at 842 (noting that if the certificate of incorporation at issue did not include a provision governing record dates for consent solicitations, then Section 394 would incorporate the terms of Section 213(b) of the General Corporation Law into the certificate of incorporation). Because the 95% vote requirement of the third paragraph of Paragraph B of Article FOURTH of the Certificate of Incorporation is “invalid” and should therefore be “rejected as surplusage,” State ex rel. Cochran, 143 A. at 259, the provisions of Section 242 of the General Corporation Law should, by operation of Section 394 thereof, be deemed to be incorporated into the Certificate of Incorporation to require the approval and adoption of the Amendment by the Board of Directors and a majority of the outstanding capital stock of the Corporation entitled to vote thereon. See 8 Del. C. § 394, id. at § 242.

*    *    *

This opinion speaks only as of the date hereof and is based on the application of the General Corporation Law as the same exists as of the date hereof, and we undertake no obligation to update or supplement this opinion after the date hereof for the benefit of any person or entity with respect to any facts or circumstances that may hereafter come to our attention or any changes in facts or law that may hereafter occur or take effect.

This opinion is rendered for your benefit in connection with the matters addressed herein. We understand that you may furnish a copy of this opinion letter to the SEC in connection with the matters addressed herein. We further understand that you may include this opinion letter as an Annex to your proxy statement for the special meeting of stockholders of the Corporation to consider and vote upon the Amendment and the Merger Agreement, and we consent to your doing so. Except as stated in this paragraph, this opinion letter may not be furnished or quoted to, nor may the foregoing opinion be relied upon by, any other person or entity for any purpose without our prior written consent.

Very Truly Yours,

GREENBERG TRAURIG, LLP

EXHIBIT A

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

ATLAS ACQUISITION HOLDINGS CORP.

Atlas Acquisition Holdings Corp. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

1. The certificate of incorporation of the Corporation is hereby amended by deleting the first sentence of the second paragraph of Paragraph B of Article FOURTH thereof in its entirety and substituting in lieu thereof the following:

“In the event that a “Business Combination” (as defined below) is approved as provided in Article SEVENTH and is consummated by the Corporation, any holder of Common Stock who voted either for or against such Business Combination, may, at the option of such holder and in the manner provided in this paragraph B, require the Corporation to redeem, to the extent that the Corporation shall have legally available funds therefor, for cash, all (but not less than all) of the shares held by such holder at a price per share equal to such holder’s pro rata share of the funds in the “Trust Fund” (as defined below) as of the date that is two (2) business days prior to the date of the proposed consummation of the Business Combination divided by the aggregate number of shares of Common Stock issued in the Corporation’s initial public offering (“IPO”).”

2. The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed and acknowledged by its Chief Executive Officer on this      day of                     , 2010.

ATLAS ACQUISITION HOLDINGS CORP.

By:
Name:	James N. Hauslein
Title:	Chief Executive Officer

SUBJECT TO COMPLETION, DATED JANUARY 12, 2010

SPECIAL MEETING OF STOCKHOLDERS OF

ATLAS ACQUISITION HOLDINGS CORP.

February 12, 2010

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

i Please detach along perforated line and mail in the envelope provided. i

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTIONS ARE GIVEN WITH RESPECT TO A PROPOSAL, THIS PROXY WILL BE VOTED “FOR” SUCH PROPOSAL.

THE BOARD OF DIRECTORS OF ATLAS ACQUISITION HOLDINGS CORP. RECOMMENDS A VOTE “FOR” EACH OF THE PROPOSALS.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK.

5.	To elect eight (8) persons to serve on Atlas’ Board of Directors, each to serve until Atlas’ annual meeting of stockholders to be held in 2011 and until their successors are duly elected and qualified or until their earlier resignation or removal.

NOMINEES:
☐	FOR ALL NOMINEES	O D. Stephen Sorensen O Stephen L. Bradford O Gaurav V. Burman
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	O James N. Hauslein O Dayton R. Judd
☐	FOR ALL EXCEPT (See instructions below)	O George L. Pita O Donald K. Rice O Paul J. Sorensen

INSTRUCTIONS:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:•

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

		FOR	AGAINST	ABSTAIN
1.	To approve an amendment to the amended and restated certificate of incorporation (the “Charter”) of Atlas Acquisition Holdings Corp. (“Atlas”) to provide conversion rights to each holder of Atlas common stock issued in its initial public offering, regardless of whether such stockholder votes for or against a “Business Combination.”	☐	☐	☐
2.	To approve the business combination (the “Merger”) of Atlas and Koosharem Corporation, a California corporation (doing business as “Select Staffing”), resulting in Select Staffing becoming a wholly owned subsidiary of Atlas, pursuant to an Agreement and Plan of Merger, dated as of December 10, 2009.	☐	☐	☐
Only if you voted with respect to Proposal Number 2 and you hold shares of Atlas common stock issued in its initial public offering may you exercise your conversion rights and demand that Atlas convert your shares of common stock into a pro rata portion of Atlas’ trust account by marking the “EXERCISE CONVERSION RIGHTS” box below and following the procedures set forth under “Special Meeting of Atlas Warrantholders and Special Meeting of Atlas Stockholders — Conversion Rights” in Atlas’ proxy statement. If you exercise your conversion rights, then you will be exchanging your shares of Atlas common stock for cash and will no longer own these shares. You will only be entitled to receive cash for these shares if the transaction is completed and you tender your shares to Atlas’ transfer agent prior to the special meeting of stockholders.
EXERCISE CONVERSION RIGHTS		☐
3.

To approve amendments to Atlas’ Charter to (i) change the name of Atlas to “Select Staffing, Inc.”, (ii) change Atlas’ limited corporate existence to perpetual, (iii) remove provisions applicable to blank check companies that will no longer be applicable to Atlas after the Merger, and (iv) make certain other changes that Atlas’ Board of Directors believes are immaterial.

		☐	☐	☐
4.	To approve a proposal to amend Atlas’ Charter to provide for cumulative voting in the election of Atlas’ directors.	☐	☐	☐
6.	To approve the 2009 Omnibus Stock Incentive Plan.	☐	☐	☐
7.	To approve any adjournment or postponement of the special meeting of stockholders for the purpose of soliciting additional proxies.	☐	☐	☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

■	Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.	■

                ■

ATLAS ACQUISITION HOLDINGS CORP.

SPECIAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

OF ATLAS ACQUISITION HOLDINGS CORP.

The undersigned stockholder of Atlas Acquisition Holdings Corp. (the “Company”) hereby appoints James N. Hauslein and Gaurav V. Burman, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Special Meeting of Stockholders of the Company, to be held on Friday, February 12, 2010, at 10:30 a.m., Eastern time, at the offices of Greenberg Traurig, LLP, MetLife Building, 200 Park Avenue, New York, New York 10166 and at any adjournment or adjournments thereof, and to vote all shares of the Company’s common stock that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

THIS PROXY REVOKES ALL PRIOR PROXIES GIVEN BY THE UNDERSIGNED.

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTIONS ARE GIVEN WITH RESPECT TO A PROPOSAL, THIS PROXY WILL BE VOTED “FOR” SUCH PROPOSAL. THE BOARD OF DIRECTORS OF ATLAS ACQUISITION HOLDINGS CORP. RECOMMENDS A VOTE “FOR” EACH OF THE PROPOSALS SHOWN ON THE REVERSE SIDE OF THIS PROXY CARD.

■	(Continued and to be signed on the reverse side.)	■

SUBJECT TO COMPLETION, DATED JANUARY 12, 2010

SPECIAL MEETING OF WARRANTHOLDERS OF

ATLAS ACQUISITION HOLDINGS CORP.

February 12, 2010

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

i Please detach along perforated line and mail in the envelope provided. i

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTIONS ARE GIVEN WITH RESPECT TO A PROPOSAL, THIS PROXY WILL BE VOTED “FOR” SUCH PROPOSAL.

THE BOARD OF DIRECTORS OF ATLAS ACQUISITION HOLDINGS CORP. RECOMMENDS A VOTE “FOR” EACH OF THE PROPOSALS.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK.

		FOR	AGAINST	ABSTAIN
1.	To approve an amendment to the Warrant Agreement between Atlas Acquisition Holdings Corp. (“Atlas”) and the American Stock Transfer & Trust Company, dated January 30, 2008, to provide for the conversion of all of Atlas’ outstanding warrants into an aggregate of 1,677,000 shares of Atlas’ common stock, and to terminate the Warrant Agreement in connection with such conversion.	☐	☐	☐

2.	To approve any adjournment or postponement of the special meeting of warrantholders for the purpose of soliciting additional proxies.	☐	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Warrantholder	Date:	Signature of Warrantholder	Date:

■	Note:	Please sign exactly as your name or names appear on this Proxy. When warrants are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.	■

                ■

ATLAS ACQUISITION HOLDINGS CORP.

SPECIAL MEETING OF WARRANTHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

OF ATLAS ACQUISITION HOLDINGS CORP.

The undersigned warrantholder of Atlas Acquisition Holdings Corp. (the “Company”) hereby appoints James N. Hauslein and Gaurav V. Burman, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Special Meeting of Warrantholders of the Company, to be held on Friday, February 12, 2010, at 10:00 a.m., Eastern time, at the offices of Greenberg Traurig, LLP, MetLife Building, 200 Park Avenue, New York, New York 10166 and at any adjournment or adjournments thereof, and to vote all of the Company’s warrants that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

THIS PROXY REVOKES ALL PRIOR PROXIES GIVEN BY THE UNDERSIGNED.

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTIONS ARE GIVEN WITH RESPECT TO A PROPOSAL, THIS PROXY WILL BE VOTED “FOR” SUCH PROPOSAL. THE BOARD OF DIRECTORS OF ATLAS ACQUISITION HOLDINGS CORP. RECOMMENDS A VOTE “FOR” EACH OF THE PROPOSALS SHOWN ON THE REVERSE SIDE OF THIS PROXY CARD.

■	(Continued and to be signed on the reverse side.)	■